UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ENSTAR GROUP LIMITED

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED AS OF SEPTEMBER 30, 2024
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street Hamilton, HM 11, Bermuda
[•], 2024
Dear Shareholder:
You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of Enstar Group Limited (“Enstar” or the “Company”) to be held on [•], [•], 2024, at [•] [a.m.] / [p.m.], Atlantic Time ([•] [a.m.] / [p.m.] Eastern Time) online at www.virtualshareholdermeeting.com/ESGR2024SM.
At the Special Meeting, you will be asked to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of July 29, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned subsidiary of Parent (“Parent Merger Sub”), Enstar, Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned subsidiary of the Company (“New Company Holdco”), Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned subsidiary of New Company Holdco (“Company Merger Sub”), the First Statutory Merger Agreement, the Second Statutory Merger Agreement and the Third Statutory Merger Agreement (together, as each may be amended from time to time, the “Statutory Merger Agreements”) (such proposal, the “Merger Proposal”). Pursuant to the Merger Agreement, (i) Company Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving the merger as a direct wholly-owned subsidiary of New Company Holdco, (ii) as soon as practicable following the consummation of the First Merger, New Company Holdco will merge with and into the Company (the “Second Merger”), with the Company surviving such merger and (iii) as soon as practicable following the consummation of the Second Merger, Parent Merger Sub will merge with and into the Company (the “Third Merger” and, together with the First Merger and Second Merger, the “Mergers”), with the Company surviving such merger (the “Third Surviving Company”), so that immediately following such Mergers, Parent will directly own all of the Enstar Ordinary Shares. Parent and Parent Merger Sub are backed by equity commitments from funds or investment vehicles managed or advised by affiliates of Sixth Street Partners, LLC (collectively, “Sixth Street”).
At the Special Meeting, prior to voting on the Merger Proposal, you will also be asked to consider and vote on (i) a proposal to approve, with immediate effect, an amendment to the Company’s bye-laws inserting a new Bye-law 78 as set forth in the Proxy Statement accompanying this notice (the “Proxy Statement”), which would require any resolution proposed at a general meeting to approve the merger or amalgamation of the Company with any other company be approved by the affirmative vote of a majority of the votes cast by Enstar shareholders that are present (in person or by proxy) and voting at such general meeting and the quorum for such general meeting to be as set forth in Bye-law 27 (the “First Bye-Law Amendment”) (such proposal, the “First Bye-Law Amendment Proposal”), (ii) a proposal to approve, with immediate effect, an amendment to the Company’s bye-laws inserting a new Bye-law 79 as set forth in the Proxy Statement, which would grant exclusive jurisdiction to the Supreme Court of Bermuda for any dispute arising concerning the Bermuda Companies Act 1981, as amended (the “Companies Act”), or out of or in connection with the Company’s bye-laws (the “Second Bye-Law Amendment” and, together with the First Bye-Law Amendment, the “Bye-Law Amendments”) (such proposal, the “Second Bye-Law Amendment Proposal”), (iii) a non-binding, advisory proposal to approve compensation that will or may become payable by Enstar to its named executive officers in connection with the Mergers (the “Merger-Related Compensation Proposal”) and (iv) a proposal to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal” and, together with the Merger Proposal, the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal, the “Special Meeting Proposals”).

If the Mergers contemplated by the Merger Agreement are completed, each holder of Enstar ordinary shares, par value $1.00 per share (“Enstar Ordinary Shares”), will be entitled to receive a total of $338 in cash, without interest (the “Total Cash Consideration”), for each Enstar Ordinary Share as a result of the Mergers, unless the holder of such Enstar Ordinary Shares has properly exercised his or her appraisal rights with respect to such Enstar Ordinary Shares. If the Mergers contemplated by the Merger Agreement are completed, the Series C Participating Non-Voting Perpetual Preferred Stock of Enstar (the “Series C Preferred Shares”), the 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares, Series D, par value $1.00 per share of Enstar, an 1/1000th interest in each represented by one depositary share (the “Series D Preferred Shares”) and the 7.00% Perpetual Non-Cumulative Preference Shares, Series E, par value $1.00 per share, of Enstar an 1/1000th interest in each represented by one depositary share (the “Series E Preferred Shares” and together with the Series D Preferred Shares and the Series C Preferred Shares, the “Enstar Preferred Shares”, and collectively with the Enstar Ordinary Shares, the “Enstar Shares”) issued and outstanding as of immediately prior to the effective time of the First Merger will be converted into and continue as preferred shares of the Third Surviving Company that are entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable, unless the holder of such Enstar Preferred Shares has properly exercised his or her appraisal rights with respect to such shares.
The proposed Merger is a “going private” transaction under the rules of the Securities and Exchange Commission (the “SEC”). If the Mergers are completed, Enstar will become a privately held company and Parent will directly own all of the Enstar Ordinary Shares.
On July 28, 2024, the board of directors of Enstar (the “Board”) reviewed and considered the terms and conditions of the Merger Agreement and the Mergers and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”). After considering various factors, including those described in the Proxy Statement, and after consultation with the Company’s legal and financial advisors, the Board unanimously (i) determined in accordance with the Companies Act that (a) the Total Cash Consideration to be received by the holders of the Enstar Ordinary Shares in the Mergers constitutes fair value for each Enstar Ordinary Share, (b) the preferred shares of the Third Surviving Company to be received by the holders of the Series C Preferred Shares following the Mergers constitute fair value for each Series C Preferred Share, (c) the preferred shares of the Third Surviving Company to be received by the holders of the Series D Preferred Shares following the Mergers constitute fair value for each Series D Preferred Share, (d) the preferred shares of the Third Surviving Company to be received by the holders of the Series E Preferred Shares following the Mergers constitute fair value for each Series E Preferred Share and (e) the Transactions are fair to, and in the best interests of, the Company, (ii) approved the Transactions, (iii) approved the Bye-Law Amendments and (iv) resolved, subject to the Merger Agreement, to recommend approval of the Transactions, including the Mergers, the Merger Agreement, the Statutory Merger Agreements and the Bye-Law Amendments to holders of Enstar Shares (the “Board Recommendation”). In addition, the Board, on behalf of Enstar, believes that the Transactions are fair to Enstar’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act, including the unaffiliated security holders of the Enstar Ordinary Shares, the unaffiliated security holders of the Series D Preferred Shares and the unaffiliated security holders of the Series E Preferred Shares.
The Board unanimously recommends that you vote (i) “FOR” the First Bye-Law Amendment Proposal, (ii) “FOR” the Second Bye-Law Amendment Proposal, (iii) “FOR” the Merger Proposal, (iv) “FOR” the Merger-Related Compensation Proposal, and (v) “FOR” the Adjournment Proposal.
The enclosed Proxy Statement provides detailed information about the Special Meeting, the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Agreement, the Transactions, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal. A copy of the Merger Agreement is attached as Annex A to the Proxy Statement. Copies of the forms of the Statutory Merger Agreements are attached as Annex B, Annex C and Annex D to the Proxy Statement. The Proxy Statement also describes the actions and determinations of the Board in connection with its evaluation of the Merger Agreement and the Transactions. You are encouraged to read the Proxy Statement and its annexes, including the Merger Agreement, carefully and in their entirety. You may also obtain more information about Enstar from documents we file with the SEC from time to time.

In connection with the execution of the Merger Agreement, certain of Enstar’s existing shareholders entered into rollover and support agreements, pursuant to which the applicable shareholders agreed to vote all or a portion of their respective Enstar Ordinary Shares in favor of the approval of the Merger Agreement, subject to certain terms and conditions contained in the agreements. In addition, pursuant to the applicable rollover and support agreement and subject to the terms and conditions described in the section of the Proxy Statement entitled “Special Factors — Financing of the Mergers”, among other things, certain existing shareholders of Enstar are expected to contribute a portion of the Enstar Ordinary Shares owned by such shareholders to a direct or indirect parent company of Parent in exchange for equity interests in such direct or indirect parent company of Parent, which contribution and exchange is expected to happen immediately prior to the closing of the Third Merger and after which such shareholders are expected to indirectly own equity interests in such direct or indirect parent company of Parent. Copies of the rollover and support agreements are attached as Annex E, Annex F, Annex G, Annex H, Annex I, Annex J and Annex K to the Proxy Statement.
We appreciate you taking the time to vote promptly and encourage you to do so electronically. After reading the Proxy Statement, please vote at your earliest convenience by voting over the Internet using the Internet address on the proxy card or by voting by telephone using the toll-free number on the proxy card. If you do not have access to a touch-tone phone or the Internet, you may alternatively vote by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Only your last-dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Special Meeting.
If your Enstar Shares are registered directly in your name, you are considered to be the shareholder of record with respect to those shares. If your Enstar Shares are held in a stock brokerage account or by a bank or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those Enstar Shares. However, you are still considered to be the beneficial owner of those Enstar Shares, and your Enstar Shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described above. Because the Special Meeting Proposals are “non-routine matters,” your broker, bank, trust or other nominee does not have discretionary authority to vote your Enstar Shares on the Special Meeting Proposals. If your Enstar Shares are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with the Proxy Statement. If you hold your Enstar Shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal. Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
We encourage you to authorize your broker, bank, trust, depositary or other nominee to vote your Enstar Shares “FOR” each of the Special Meeting Proposals by following the instructions provided on the enclosed voting instruction form to provide your instructions over the Internet, by telephone or by signing, dating and returning the voting instruction form in the postage-paid envelope provided. We encourage you to vote electronically.
Your vote is very important, regardless of the number of Enstar Shares you own. We cannot consummate the Mergers unless the Merger Proposal is approved by (i) if the First Bye-Law Amendment is approved, the affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy), or (ii) if the First Bye-Law Amendment is not approved, the affirmative vote of a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy). In addition, pursuant to the Merger Agreement, the approval by the shareholders of Enstar of the Merger Proposal is a condition to the parties’ obligations to consummate the Mergers.
The failure of any Enstar shareholder of record to grant a proxy electronically over the Internet or by telephone, to submit a signed proxy card or to vote by virtual ballot at the Special Meeting will not have any effect on the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, the Merger Related Compensation Proposal and the Adjournment Proposal and will cause such shareholder’s shares to not be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting. Abstentions will not have any effect on the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal and will be counted as present for the purposes of establishing a quorum. Because each of the Special Meeting Proposals presented to Enstar shareholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.
The Special Meeting will be held virtually, and you will be able to attend the meeting and vote via the Internet at www.virtualshareholdermeeting.com/ESGR2024SM by using the 16-digit control number included in your proxy materials. You will not be able to attend the Special Meeting in person.
If you have any questions about the Proxy Statement, the Special Meeting, the Merger Agreement or the Mergers or need assistance with voting procedures, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling (877) 750-5836 (TOLL-FREE from the United States and Canada) or +1 (412) 232-3651 (from other locations). Brokers, banks and other nominees may call collect at (212) 750-5833.
On behalf of the Board, I thank you for your support and appreciate your consideration of these matters.
Sincerely,

Dominic Silvester
Chief Executive Officer
Enstar Group Limited
Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document or the Proxy Statement, including the Mergers, passed upon the merits or fairness of the Mergers or passed upon the adequacy or accuracy of the disclosure in this document or the Proxy Statement. Any representation to the contrary is a criminal offense.
The Proxy Statement is dated [•], 2024 and, together with the enclosed form of proxy card, is first being mailed to Enstar shareholders on or about [•], 2024.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED AS OF SEPTEMBER 30, 2024
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street Hamilton, HM 11, Bermuda
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
YOUR VOTE IS VERY IMPORTANT.
PLEASE VOTE YOUR ENSTAR SHARES PROMPTLY.
You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of Enstar Group Limited (“Enstar” or the “Company”) to be held on [•], [•], 2024, at [•] [a.m.] / [p.m.], Atlantic Time ([•] [a.m.] / [p.m.], Eastern Time) online at [•].
The Special Meeting will be held for the following purposes:
1.
to consider and vote on a proposal to approve, with immediate effect, an amendment to the Company’s bye-laws inserting a new Bye-law 78 as set forth in the Proxy Statement accompanying this notice (the “Proxy Statement”), which would require any resolution proposed at a general meeting to approve the merger or amalgamation of the Company with any other company be approved by the affirmative vote of a majority of the votes cast by Enstar shareholders that are present (in person or by proxy) and voting at such general meeting and the quorum for such general meeting to be as set forth in Bye-law 27 (the “First Bye-Law Amendment”) (such proposal, the “First Bye-Law Amendment Proposal”);

2.
to consider and vote on a proposal to approve, with immediate effect, an amendment to the Company’s bye-laws inserting a new Bye-law 79 as set forth in the Proxy Statement, which would grant exclusive jurisdiction to the Supreme Court of Bermuda for any dispute arising concerning the Bermuda Companies Act 1981, as amended (the “Companies Act”), or out of or in connection with the Company’s bye-laws (the “Second Bye-Law Amendment” and, together with the First Bye-Law Amendment, the “Bye-Law Amendments”) (such proposal, the “Second Bye-Law Amendment Proposal”);

3.
to consider and vote on a proposal to approve (i) the Agreement and Plan of Merger, dated as of July 29, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among Elk Bidco Limited (“Parent”), Elk Merger Sub Limited, a direct wholly-owned subsidiary of Parent (“Parent Merger Sub”), Enstar, Deer Ltd., a direct wholly-owned subsidiary of the Company (“New Company Holdco”), Deer Merger Sub Ltd., a direct wholly-owned subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which (a) Company Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving such merger as a direct wholly-owned subsidiary of New Company Holdco in accordance with the terms of the Merger Agreement and the First Statutory Merger Agreement (the “First Statutory Merger Agreement”), (b) as soon as practicable following the consummation of the First Merger, New Company Holdco will merge with and into the Company (the “Second Merger”), with the Company surviving such merger in accordance with the terms of the Merger Agreement and the Second Statutory Merger Agreement (the “Second Statutory Merger Agreement”), a copy of which is attached as Annex C to the Proxy Statement, and (c) as soon as practicable following the consummation of the Second Merger, Parent Merger Sub will merge with and into the Company (the “Third Merger” and, together with the First Merger and the Second Merger, the “Mergers”), with the Company surviving such merger (the “Third Surviving Company”), so that immediately following such merger, Parent will directly own all of the Enstar Ordinary Shares in accordance with the terms of the Merger Agreement and the Third Statutory Merger Agreement (the “Third Statutory Merger Agreement” and, together with the First Statutory Merger Agreement and the Second Statutory

Merger Agreement, the “Statutory Merger Agreements”), (ii) the Statutory Merger Agreements and (iii) the Mergers (such proposal, the “Merger Proposal”);
4.
to consider and vote on a non-binding, advisory proposal to approve compensation that will or may become payable by Enstar to its named executive officers in connection with the Mergers (the “Merger-Related Compensation Proposal”); and

5.
to consider and vote on a proposal to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal” and, together with the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal and the Merger-Related Compensation Proposal, the “Special Meeting Proposals”).

Holders of Enstar ordinary shares, par value $1.00 per share (“Enstar Ordinary Shares”) are entitled to vote on all of the Special Meeting Proposals and holders of Series C Participating Non-Voting Perpetual Preferred Stock of Enstar (the “Series C Preferred Shares”), the 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares, Series D, par value $1.00 per share of Enstar, an 1/1000th interest in each represented by one depositary share (the “Series D Preferred Shares”) and the 7.00% Perpetual Non- Cumulative Preference Shares, Series E, par value $1.00 per share, of Enstar an 1/1000th interest in each represented by one depositary share (the “Series E Preferred Shares” and together with the Series D Preferred Shares and the Series C Preferred Shares, the “Enstar Preferred Shares”, and collectively with the Enstar Ordinary Shares, the “Enstar Shares”) are entitled to vote on the Merger Proposal and the Adjournment Proposal. The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares present at the Special Meeting (in person or by proxy) is required to approve the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal (on a non-binding, advisory, basis). The affirmative vote of (i) if the First Bye-Law Amendment is approved, a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy), or (ii) if the First Bye-Law Amendment is not approved, a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Merger Proposal. The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and the Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Adjournment Proposal. The failure of any shareholder of record to grant a proxy electronically over the Internet or by telephone, submit a signed proxy card, or to vote by virtual ballot at the Special Meeting will not have any effect on the proposal to approve the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal. Abstentions will not have any effect on the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal and will be counted as present for the purposes of establishing a quorum. Because each of the Special Meeting Proposals presented to the Enstar shareholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.
Only Enstar shareholders of record as of the close of business on [•], 2024 are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof. A list of shareholders entitled to vote at the Special Meeting will be available in our principal executive offices located at A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, HM 11, Bermuda during regular business hours.
For purposes of Section 106(2)(b)(i) of the Companies Act, the Board determined the fair value for each (i) Enstar Ordinary Share to be the Total Cash Consideration and (ii) Enstar Preferred Share to be the corresponding preferred share of Enstar as the Third Surviving Company following the Mergers with all of its relative rights, terms and conditions remaining unchanged.

Under Bermuda law, Enstar shareholders who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their Enstar Shares, may, within one month of the giving of the notice of the Special Meeting (delivered with this Proxy Statement), apply to the Bermuda Court) for an appraisal of the fair value of their Enstar Shares, pursuant to Section 106 of the Companies Act. See the section entitled “Appraisal Rights” beginning on page 170 of the Proxy Statement for a more detailed description of the appraisal rights available to Enstar shareholders.
Enstar’s board of directors (the “Board”) unanimously recommends that you vote “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal, and “FOR” the Adjournment Proposal. In considering the recommendation of the Board, Enstar shareholders should be aware that the Company’s executive officers and members of the Board may have agreements and arrangements in place that provide them with interests in the Mergers that may be different from, or in addition to, those of the holders of Enstar Shares generally. See the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Merger” beginning on page 90 of the Proxy Statement.
Your vote is important. Whether or not you expect to attend the Special Meeting, you are urged to complete, sign, date and return the enclosed proxy card, or to submit your vote by Internet or telephone, at your earliest convenience. If you hold your Enstar Shares in “street name,” you should instruct your broker, bank, trust, depositary or other nominee how to vote your Enstar Shares in accordance with the voting instruction form that you will receive from your broker, bank, trust, depositary or other nominee. Your broker, bank, trust or other nominee cannot vote on any of the Special Meeting Proposals, including the Merger Proposal, without your instructions. Instructions for voting your Enstar Shares are included on the enclosed proxy card or the voting instruction form you will receive. If you are a record holder and you send in your proxy and then decide to attend the Special Meeting to vote your Enstar Shares, you may still do so. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Special Meeting. Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. Your depositary cannot vote on any of the Special Meeting Proposals, including the Merger Proposal, without your instructions.
Our Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.
By order of the Board of Directors,

Audrey B. Taranto
General Counsel and Corporate Secretary
Enstar Group Limited
[•], 2024

IMPORTANT
Your vote is extremely important. Whether or not you plan to virtually attend the Special Meeting and regardless of the number of Enstar Shares you own, we urge you to vote promptly “FOR” each of the Special Meeting Proposals.
If you have any questions about submitting your proxy card or otherwise require assistance, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders May Call: (877) 750-5836 (TOLL-FREE from the United States and Canada)
or +1 (412) 232-3651 (from other locations)
Banks and Brokers May Call Collect: (212) 750-5833

i

Merger Consideration	80
Projections	85
Interests of the Directors and Executive Officers of Enstar in the Mergers	90
Financing of the Mergers	99
Limited Guarantee	101
Intent of Enstar Directors and Executive Officers to Vote in Favor of the Merger	101
Intent of Certain Enstar Shareholders to Vote in Favor of the Merger	101
Closing and Effective Time	102
Accounting Treatment	102
Material U.S. Federal Income Tax Consequences of the Mergers	102
Regulatory Approvals Required for the Mergers	106
Fees and Expenses	107
THE SPECIAL MEETING	109
Date, Time and Place of the Special Meeting	109
Purpose of the Special Meeting	109
Record Date; Shares Entitled to Vote	109
Quorum	110
Required Vote; Abstentions and Broker Non-Votes	110
Share Ownership of Directors and Executive Officers of Enstar	111
Shares Held by the Reinvesting Shareholders	111
Voting of Proxies	111
How You May Revoke or Change Your Vote	112
Adjournments	113
Technical Difficulties or Trouble Accessing the Virtual Meeting Website	113
Tabulation of Votes	113
Solicitation of Proxies	113
Anticipated Date of Consummation of the Mergers	114
Appraisal Rights	114
Attending the Special Meeting	114
Voting at the Special Meeting Remotely as a Shareholder of Record or as a Beneficial Owner Who Holds Shares Through a Broker, Bank, Trust or Other Nominee	114
Assistance	114
PROPOSAL 1: THE FIRST BYE-LAW AMENDMENT	115
The First Bye-Law Amendment Proposal	115
Vote Required	115
Board Recommendation	115
PROPOSAL 2: THE SECOND BYE-LAW AMENDMENT	116
The Second Bye-Law Amendment Proposal	116
Vote Required	116
Board Recommendation	116
PROPOSAL 3: APPROVAL OF THE MERGER AGREEMENT	117
TERMS OF THE MERGER AGREEMENT	118
Explanatory Note Regarding the Merger Agreement	118
Effect of the Mergers	118

SUMMARY TERM SHEET
This summary term sheet highlights the material terms contained in this proxy statement (this “Proxy Statement”) related to the series of mergers to be undertaken by Enstar Group Limited (“Enstar” or the “Company”), Deer Ltd. (“New Company Holdco”), Deer Merger Sub Ltd. (“Company Merger Sub” and collectively with the Company and New Company Holdco, the “Enstar Parties”), Elk Bidco Limited (“Parent”), and Elk Merger Sub Limited (“Parent Merger Sub” and, together with Parent, Elk Topco, LLC and Elk Parent Limited, the “Buyer Parties”), and may not contain all of the information that is important to you. To understand the Mergers more fully and for a more complete description of the legal terms of the Mergers, you should read carefully this entire Proxy Statement, the annexes to this Proxy Statement and the documents we refer to in this Proxy Statement, as they contain important information about, among other things, the Mergers and how they affect you. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 173 of this Proxy Statement. The Agreement and Plan of Merger, dated as of July 29, 2024, as it may be amended from time to time, by and among the Company, New Company Holdco, Company Merger Sub, Parent and Parent Merger Sub (the “Merger Agreement”) is attached as Annex A to this Proxy Statement and the forms of the Statutory Merger Agreements (as defined below in the section entitled “Summary Term Sheet —  Purpose” beginning on page 1 of this Proxy Statement) are attached as Annex B, Annex C and Annex D to this Proxy Statement. You are encouraged to read the Merger Agreement, which is the legal document that governs the Mergers.
Because the transactions contemplated by the Merger Agreement (the “Transactions”) constitute a “going private” transaction under the rules of the United States Securities and Exchange Commission (the “SEC”), the Enstar Parties and the Purchaser Filing Parties have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to such transactions. You may obtain additional information about the Schedule 13E-3 in the section entitled “Where You Can Find More Information” beginning on page 173 of this Proxy Statement.
Except as otherwise specifically noted in this Proxy Statement, “Enstar,” the “Company,” “we,” “our,” “us” and similar words in this Proxy Statement refer to Enstar Group Limited, including, in certain cases, our subsidiaries. Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.
The Special Meeting (page 109)
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Date, Time and Place. The special meeting of the shareholders of Enstar (“Enstar shareholders”) (the “Special Meeting”) will be held on [•], [•], 2024, at [•] [a.m.] / [p.m.], Atlantic Time ([a.m.] / [p.m.] Eastern Time) online at www.virtualshareholdermeeting.com/ESGR2024SM.

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Record Date; Shares Entitled to Vote. You are entitled to vote at the Special Meeting if you owned ordinary shares of Enstar, par value $1.00 per share (“Enstar Ordinary Shares”) or if you owned Series C Participating Non-Voting Perpetual Preferred Stock of Enstar (the “Series C Preferred Shares”), 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares, Series D, par value $1.00 per share of Enstar, an 1/1000th interest in each represented by one depositary share (the “Series D Preferred Shares”) and the 7.00% Perpetual Non-Cumulative Preference Shares, Series E, par value $1.00 per share, of Enstar an 1/1000th interest in each represented by one depositary share (the “Series E Preferred Shares” and together with the Series D Preferred Shares and the Series C Preferred Shares, the “Enstar Preferred Shares”, and collectively with the Enstar Ordinary Shares, the “Enstar Shares”), at the close of business on [•], 2024, the record date for the Special Meeting (the “Record Date”). Holders of Enstar Ordinary Shares are entitled to vote on all of the Special Meeting Proposals and holders of Enstar Preferred Shares are entitled to vote on the Merger Proposal and the Adjournment Proposal (each, as defined in the section entitled “Summary Term Sheet — Purpose” below). You will have one vote at the Special Meeting for each Enstar Share you owned at the close of business on the Record Date.

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Purpose. At the Special Meeting, we will ask Enstar shareholders of record as of the Record Date to vote on the following proposals:

1.
Proposal 1 — to approve, with immediate effect, an amendment to the Company’s bye-laws inserting a new Bye-law 79 as set forth in the Proxy Statement, which would require any resolution proposed at a general meeting to approve the merger or amalgamation of the Company with any other company be approved by the affirmative vote of a majority of the votes cast by Enstar shareholders that are present (in person or by proxy) and voting at such general meeting and the quorum for such general meeting to be as set forth in Bye-law 27 (the “First Bye-Law Amendment”) (such proposal, the “First Bye-Law Amendment Proposal”);
2.
Proposal 2 — to approve, with immediate effect, an amendment to the Company’s bye-laws inserting a new Bye-law 79 as set forth in the Proxy Statement, which would grant exclusive jurisdiction to the Supreme Court of Bermuda for any dispute arising concerning the Bermuda Companies Act 1981, as amended (the “Companies Act”), or out of or in connection with the Company’s bye-laws (the “Second Bye-Law Amendment” and, together with the First Bye-Law Amendment, the “Bye-Law Amendments”) (such proposal, the “Second Bye-Law Amendment Proposal”);

3.
Proposal 3 — to approve (i) the Merger Agreement, pursuant to which (a) Company Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving the merger in accordance with the terms of the Merger Agreement and the First Statutory Merger Agreement (the “First Statutory Merger Agreement”), (b) as soon as practicable following the consummation of the First Merger, New Company Holdco will merge with and into the Company (the “Second Merger”), with the Company surviving such merger in accordance with the terms of the Merger Agreement and the Second Statutory Merger Agreement (the “Second Statutory Merger Agreement”) and (c) as soon as practicable following the consummation of the Second Merger, Parent Merger Sub will merge with and into the Company (the “Third Merger” and, together with the First Merger and the Second Merger, the “Mergers”), with the Company surviving such merger in accordance with the terms of the Merger Agreement and the Third Statutory Merger Agreement (the “Third Statutory Merger Agreement” and, together with the First Statutory Merger Agreement and the Second Statutory Merger Agreement, the “Statutory Merger Agreements”), (ii) the Statutory Merger Agreements and (iii) the Mergers (such proposal, the “Merger Proposal”);

4.
Proposal 4 — to approve, by non-binding, advisory vote, compensation that will or may become payable by Enstar to its named executive officers in connection with the Mergers (the “Merger-Related Compensation Proposal”); and

5.
Proposal 5 — to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal” and, together with the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, and the Merger-Related Compensation Proposal, the “Special Meeting Proposals”).

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Quorum. As of the Record Date, there were approximately [•] Enstar Ordinary Shares and approximately [•] Enstar Preferred Shares issued and outstanding and entitled to be voted at the Special Meeting.

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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one-half of the total issued and outstanding Enstar Ordinary Shares shall form a quorum for the transaction of business with respect to the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal.

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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one-half of the total issued and outstanding Enstar Shares shall form a quorum for the transaction of business with respect to the Adjournment Proposal.

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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one-half (if the First Bye-Law Amendment Proposal is approved) or one-third (if the First Bye-Law Amendment is not approved) of the total issued and outstanding Enstar Shares shall form a quorum for the transaction of business with respect to the Merger Proposal.
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As a result, an aggregate number of [•] Enstar Ordinary Shares and Enstar Preferred Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the Merger Proposal (if the First Bye-Law Amendment Proposal is approved) and the Adjournment Proposal. [•] Enstar Ordinary Shares and Enstar Preferred Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the Merger Proposal (if the First Bye-Law Amendment Proposal is not approved). [•] Enstar Ordinary Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal.

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Enstar Ordinary Shares and Enstar Preferred Shares are counted as present if:

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the holders of such shares are present in person at the virtual Special Meeting; or

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a proxy card has been properly submitted by mail, by telephone or over the Internet with respect to such shares.

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If you submit your proxy card, regardless of whether you abstain from voting on one or more of the Special Meeting Proposals, your Enstar Ordinary Shares or Enstar Preferred Shares will be counted as present at the Special Meeting for the purpose of determining a quorum. If your Enstar Shares are held in “street name,” your Enstar Shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your Enstar Shares. If you hold your Enstar Shares in “street name” and do not give any instruction to your broker, bank, trust or other nominee as to how your Enstar Shares should be voted for any of the Special Meeting Proposals at the Special Meeting, those shares will not be voted on any Special Meeting Proposal and will not be counted for purposes of determining a quorum. Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.

Required Vote; Abstentions and Broker Non-Votes
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Holders of Enstar Ordinary Shares are entitled to vote on all of the Special Meeting Proposals and holders of Enstar Preferred Shares are entitled to vote on the Merger Proposal and the Adjournment Proposal.

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First Bye-Law Amendment Proposal Second Bye-Law Amendment Proposal and Merger-Related Compensation Proposal. The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares present at the Special Meeting (in person or by proxy) is required to approve the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal (on a non-binding, advisory, basis).

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Merger Proposal. The affirmative vote of (i) if the First Bye-Law Amendment is approved, a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting, or (ii) if the First Bye-Law Amendment is not approved, a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and the Enstar Preferred Shares,

voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Merger Proposal.
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Adjournment Proposal. The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and the Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Adjournment Proposal.

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This means that the Merger Proposal will be approved if the number of Enstar Shares voted “FOR” such proposal is greater than fifty percent (50%) (if the First Bye-Law Amendment is approved) or seventy-five percent (75%) (if the First Bye-Law Amendment is not approved) of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares present at the Special Meeting (in person or by proxy), voting together as a single class. Abstentions will not have any effect on the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal but will be counted as present for the purposes of establishing a quorum. Because each of the Special Meeting Proposals presented to Enstar shareholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.

Share Ownership of Directors and Executive Officers of Enstar.
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As of the Record Date, the directors and executive officers of Enstar beneficially owned, and were entitled to vote, in the aggregate, [•] Enstar Ordinary Shares, representing approximately [•]% of the issued and outstanding Enstar Ordinary Shares. We expect that the directors and executive officers of Enstar will beneficially own and be entitled to vote a similar figure at the close of business on the date of the Special Meeting. The directors and executive officers of Enstar have informed Enstar that they currently intend to vote all of their Enstar Shares “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal.

How You Can Vote.
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You may cast your Enstar Shares in any of four ways:

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by voting over the Internet using the website indicated on the enclosed proxy card;

2.
by telephone using the toll-free number on the enclosed proxy card;

3.
by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided; or

4.
by attending the Special Meeting in a virtual format and voting by virtual ballot. To vote during the Special Meeting, you must do so by logging into www.virtualshareholdermeeting.com/ESGR2024SM using the 16-digit control number included in your proxy materials.

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If your Enstar Shares are registered directly in your name, you are considered the shareholder of record with respect to those Enstar Shares.

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If your Enstar Shares are held in a stock brokerage account or by a bank or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those Enstar Shares. However, you are still considered to be the beneficial owner of those Enstar Shares, and your Enstar Shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described above. Because the Special Meeting Proposals are “non-routine matters,” your broker, bank, trust or other nominee does not have discretionary authority to vote your Enstar Shares on the Special Meeting Proposals. If your Enstar Shares are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this Proxy Statement. If you hold your Enstar Shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
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Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.

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We encourage you to authorize your broker, bank, trust, depositary or other nominee to vote your Enstar Shares “FOR” each of the Special Meeting Proposals by following the instructions provided on the enclosed voting instruction form to provide your instructions over the Internet, by telephone or by signing, dating and returning the voting instruction form in the postage-paid envelope provided. We encourage you to vote electronically.

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YOUR VOTE IS VERY IMPORTANT. We encourage all Enstar shareholders to vote electronically. Please submit your proxy via the Internet or by telephone by following the instructions on the enclosed proxy card. If you do not have access to a touch-tone phone or the Internet, you may alternatively vote by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided — even if you plan to attend the Special Meeting. If you properly and timely submit your proxy, the individuals named as your proxy holders will vote your Enstar Shares as you have directed.

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All Enstar Shares entitled to vote and represented by properly submitted proxies (including those submitted via the Internet, by telephone and by mail) received at the Special Meeting, and not revoked or superseded, will be voted at the Special Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy card, such Enstar Shares will be voted by the proxy holders named on the enclosed proxy card according to the recommendation of the board of directors of Enstar (the “Board”) “FOR” each of the Special Meeting Proposals.

Parties Involved in the Mergers (page 41)
Enstar Parties
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Enstar Group Limited (Enstar)

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Enstar is a leading global (re)insurance group that offers capital release solutions through our network of group companies. We seek to create value by managing (re)insurance companies and portfolios of (re)insurance and other liability business in run-off and striving to generate an attractive risk-adjusted return from our investment portfolio. Enstar was formed in 1993, as one of the world’s first standalone “run-off” insurance companies. By 2007, the Company became Enstar Group Limited, and listed on NASDAQ under the ticker ESGR.

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Enstar Ordinary Shares are currently listed on The Nasdaq Stock Market LLC (“NASDAQ”) under the symbol “ESGR” and depositary shares of the Series D Preferred Shares or the Series E Preferred Shares are listed under the symbols, “ESGRP,” and “ESGRO,” respectively on NASDAQ.

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Enstar’s executive offices are located at A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda. Enstar’s telephone number is (441) 292-3645 and its corporate website is http://www.enstargroup.com.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Enstar Group Limited” beginning on page 41 of this Proxy Statement for a more detailed description of Enstar.

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Deer Ltd. (New Company Holdco)

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New Company Holdco is an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned subsidiary of the Company and was formed on July 26, 2024, solely for the purpose of entering into the Merger Agreement and engaging in the Transactions, and has not engaged in any business activities other than in connection with the Transactions. Upon completion of the Second Merger, New Company Holdco will merge with and into the Company, as the First Surviving Company, and will cease to exist.

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New Company Holdco’s executive offices are located at A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, HM11, Bermuda and its telephone number is (441) 292-3645.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Deer Ltd.” beginning on page 41 of this Proxy Statement for a more detailed description of New Company Holdco.

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Deer Merger Sub Ltd. (Company Merger Sub)

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Company Merger Sub is an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned subsidiary of New Company Holdco and was formed on July 26, 2024, solely for the purpose of entering into the Merger Agreement and engaging in the Transactions, and has not engaged in any business activities other than in connection with the Transactions. Upon completion of the First Merger, Company Merger Sub will merge with and into the Company and will cease to exist.

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Company Merger Sub’s executive offices are located at A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, HM 11, Bermuda and its telephone number is (441) 292-3645.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Deer Merger Sub Ltd.” beginning on page 41 of this Proxy Statement for a more detailed description of Company Merger Sub.

Buyer Parties

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Elk Topco, LLC

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Elk Topco, LLC is a limited liability company existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and the related financing transactions. Elk Topco, LLC has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions and arranging of financing in connection with the Mergers. Upon completion of the Third Merger, Elk Topco, LLC will indirectly own all of the ordinary shares of the Company.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Elk Topco, LLC” beginning on page 42 of this Proxy Statement for a more detailed description of Elk Topco, LLC.

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Elk Parent Limited

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Elk Parent Limited is an exempted company limited by shares existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and the related financing transactions. Elk Parent Limited has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions and arranging of financing in connection with the Mergers. Elk Parent Limited is the sole shareholder of Parent.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Elk Parent Limited” beginning on page 42 of this Proxy Statement for a more detailed description of Elk Parent Limited.

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Elk Bidco Limited (Parent)

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Parent is an exempted company limited by shares existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and the related financing transactions. Parent has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions and arranging of financing in connection with the Mergers. Upon completion of the Third Merger, Parent will directly own all of the Enstar Ordinary Shares.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Elk Bidco Limited (Parent)” beginning on page 42 of this Proxy Statement for a more detailed description of Parent.

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Elk Merger Sub Limited (Parent Merger Sub)

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Parent Merger Sub is an exempted company limited by shares existing under the laws of Bermuda and a direct, wholly-owned subsidiary of Parent and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions. Upon completion of the Third Merger, Parent Merger Sub will merge with and into the Company and will cease to exist.

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The Buyer Parties’ principal executive office is located at Walkers Corporate (Bermuda) Limited of Park Place, 55 Par-la-Ville Road, Hamilton, HM 11, Bermuda and their phone number is +1 441 242 1500.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Elk Merger Sub Limited (Parent Merger Sub)” beginning on page 42 of this Proxy Statement for a more detailed description of Parent Merger Sub.

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In connection with the Transactions, affiliates of the Sixth Street Filing Parties have provided Parent with an equity commitment of up to approximately $3.51 billion, which will be available, together with the Debt Financing and Preferred Equity Financing, to fund the Third Merger Cash Consideration and to pay the fees, expenses and other amounts required to be paid in connection with the closing of the Third Merger by the Company and the Buyer Parties. For more information, please see the section entitled “Special Factors — Financing of the Mergers” beginning on page 99 of this proxy statement.

Sixth Street Filing Parties
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Each of Elk Evergreen Investments, LLC (“Elk Evergreen”), Elk Cypress Investments, LLC (“Elk Cypress”) and TSSP Sub-Fund HoldCo, LLC (“Sub-Fund HoldCo”) and, together with Elk Evergreen and Elk Cypress, the “Sixth Street Filing Parties”) is a Delaware limited liability company.

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Sub-Fund HoldCo is the sole member of TAO SPV GP, LLC, which is the manager of Elk Evergreen and Elk Cypress, each of which directly holds Enstar Ordinary Shares.

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The Merger Agreement permits the Enstar Ordinary Shares held by Elk Evergreen and Elk Cypress to either be converted into the right to receive the Total Cash Consideration and cancelled or “rolled over” into equity of Elk Topco, LLC. It has been determined that such Enstar Ordinary Shares held by Elk Cypress and Elk Evergreen will be converted into the right to receive the Total Cash Consideration and cancelled, and thus, Elk Cypress and Elk Evergreen will not have any economic or beneficial interest in the post-closing private company.

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Sub-Fund HoldCo is managed by its sole member, whose managing member is Alan Waxman, a United States citizen.

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The principal executive office of each of the Sixth Street Filing Parties is c/o Sixth Street Partners, LLC, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201 and their phone number is (469) 621-3001.

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The Sixth Street Filing Parties are affiliated with Sixth Street Partners, LLC (“Sixth Street”), a global investment firm headquartered in the United States.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Sixth Street Filing Parties” beginning on page 42 of this Proxy Statement for a more detailed description of the Sixth Street Filing Parties.

CEO Filing Party
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Dominic F. Silvester (the “CEO Filing Party” and, together with the Buyer Parties and the Sixth Street Filing Parties, the “Purchaser Filing Parties”) is the Chief Executive Officer and a director of the Company.

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Concurrently with the execution and delivery of the Merger Agreement, the CEO Filing Party entered into a Rollover and Support Agreement (the “Support Agreement”) with Elk Evergreen, Elk Cypress, and the indirect sole owner of Parent (“Topco”), pursuant to which, among other things, the CEO Filing Party has agreed to support the Transactions and vote in favor of the matters to be submitted to Enstar shareholders in connection with the Mergers, including the adoption of the Merger Agreement, and against any Acquisition Proposal.

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Also pursuant to the Support Agreement, the CEO Filing Party has agreed to contribute certain Enstar Ordinary Shares he beneficially owns in exchange for certain non-voting equity interests of TopCo (the “Reinvestment”).

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The Support Agreement will terminate upon the valid termination of the Merger Agreement in accordance with its terms.

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The principal business address for Mr. Silvester is c/o Enstar Group Limited, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda.

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See the section entitled “Special Factors — Parties Involved in the Mergers — CEO Filing Party” beginning on page 43 of this Proxy Statement for a more detailed description of the CEO Filing Party.

Effect of the Mergers (page 77)

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The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the Companies Act, Enstar, New Company Holdco, Company Merger Sub, Parent and Parent Merger Sub will effect a series of Mergers. Enstar will merge with and into Company Merger Sub (the “First Merger”), with Enstar surviving the merger as a direct wholly-owned subsidiary of New Company Holdco (the “First Surviving Company”). As soon as practicable following the time indicated on the certificate of merger with respect to the First Merger (the “First Effective Time”), New Company Holdco will merge with and into the Company, as the First Surviving Company (the “Second Merger”), with the Company surviving the merger (the “Second Surviving Company”). As soon as practicable following the time indicated on the certificate of merger with respect to the Second Merger (the “Second Effective Time”), Parent Merger Sub will merge with and into the Company, as the Second Surviving Company (the “Third Merger”, together with the First Merger and Second Merger, the “Mergers”), with the Company surviving as the surviving company (the “Third Surviving Company”).

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As a result of the Mergers, Parent will directly own all Enstar Ordinary Shares, as described in more detail in the section entitled “Special Factors — Merger Consideration — Enstar Ordinary Shares” beginning on page 80 of this Proxy Statement. Enstar shareholders holding Enstar Preferred Shares will receive the same number of preferred shares of the Company, as the Third Surviving Company, as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time, and the relative rights, terms and conditions of each such Enstar Preferred Share will remain unchanged, as described in more detail in the section entitled “Special Factors — Merger Consideration — Enstar Preferred Shares” beginning on page 81 of this Proxy Statement. In addition, Enstar Ordinary Shares and the depositary shares representing interests in the Enstar Preferred Shares will be delisted from NASDAQ and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in each case, in accordance with applicable laws, rules and regulations, and Enstar will no longer file periodic reports with the SEC on account of Enstar Ordinary Shares or such depositary shares, but the Buyer Parties have informed the Company that, after the consummation of the Mergers, the information made available to the holders of the Company’s outstanding notes pursuant to the indentures governing such notes (being quarterly and annual financial reports and current reports (in each case, containing the information that would be required to be filed with the SEC if the Company were required to file such reports, subject to certain exceptions with respect to, among other things, certifications under the Sarbanes-Oxley Act of 2002 and information related to the Company’s controls and procedures, corporate governance and executive compensation)) are also expected to be provided to the holders of the Enstar Preferred Shares. If the Mergers are consummated, holders of Enstar Ordinary Shares will not own any shares of the Third Surviving Company and holders of Enstar Preferred Shares will hold preferred shares of Enstar as the Third Surviving Company following the Mergers, with all of their relative rights, terms and conditions remaining unchanged.
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Under Bermuda law, Enstar shareholders who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their Enstar Shares, may, within one month of the giving of the notice of the Special Meeting (delivered with this Proxy Statement), apply to the Supreme Court of Bermuda (the “Bermuda Court”) for an appraisal of the fair value of their Enstar Shares, pursuant to Section 106 of the Companies Act. For more information, please see the section of this Proxy Statement entitled “Appraisal Rights” and for the full text of Section 106 of the Companies Act, see Annex M to this Proxy Statement.

Merger Consideration (page 80)
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Enstar Ordinary Shares

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Following the Mergers, Enstar shareholders holding Enstar Ordinary Shares will receive a total of $338 in cash per Enstar Ordinary Share, as provided in more detail below.

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Upon the First Effective Time, each Enstar Ordinary Share that is issued and outstanding as of immediately prior to the First Effective Time (other than (i) Enstar Ordinary Shares owned by Parent, Parent Merger Sub, the Company or their respective wholly-owned subsidiaries, (ii) any Reinvesting Shares (as defined below in the section entitled “Summary Term Sheet — Rollover and Support Agreements” beginning on page 18 of this Proxy Statement), (iii) any Enstar Ordinary Shares subject to the Company’s equity awards (other than Company Restricted Shares), (iv) any Enstar Ordinary Shares that are Dissenting Shares (as defined below in the section entitled “Summary Term Sheet — Enstar Preferred Shares” beginning on page 11 of this Proxy Statement) and (v) to the extent the First Effective Time occurs prior to the JSOP Exchange Date (as defined below in the section entitled “Summary Term Sheet — Treatment of Equity Awards” beginning on page 12 of this Proxy Statement), any Enstar Ordinary Shares held subject to the Joint Share Ownership Plan award (the “JSOP”) at such time), will be converted into (a) the right to receive an amount in cash equal to (x) $500 million (the “Aggregate First Merger Amount”) divided by (y) the number of Enstar Ordinary Shares, on a fully diluted basis minus the number of Reinvesting Shares, without interest and less any amounts required to be deducted or withheld or as may be reduced as required by applicable law or any governmental entity (the “First Merger Cash Consideration”) and (b) the number of ordinary shares, par value $1.00 per share, of New Company Holdco (the “New Ordinary Share”) equal to the quotient (the “First Merger Ratio”) of (x) $338 minus the First Merger Cash Consideration divided by (y) $338 (together with the First Merger Cash Consideration, the “First Merger Consideration”). Upon the First Effective Time, each Reinvesting Share issued and outstanding immediately prior to the First Effective Time will be converted into a New Ordinary Share.

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Upon the Second Effective Time, each New Ordinary Share issued and outstanding immediately prior to the Second Effective Time (other than (i) New Ordinary Shares owned by Parent, Parent Merger Sub, the First Surviving Company or their respective wholly-owned subsidiaries, (ii) any New Ordinary Shares subject to the Company’s equity awards, and (iii) to the extent the Second Effective Time occurs prior to the JSOP Vesting Date (as defined below in the section entitled “Summary Term Sheet — Treatment of Equity Awards”), any New Ordinary Shares held subject to the JSOP at such time), will be converted into an ordinary share, par value $1.00 per share, of the Second Surviving Company (a “Second Surviving Company Ordinary Share”). Upon the Second Effective Time, each New Ordinary Share held by the Reinvesting Shareholders immediately prior to the Second Effective Time issued and outstanding immediately prior to the Second Effective Time owned by the Reinvesting Shareholders (as defined below in the section entitled “Rollover and Support Agreements”) will be converted into a Second Surviving Company Ordinary Share.

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Upon the time indicated on the certificate of merger with respect to the Third Merger (the “Third Effective Time”), each Second Surviving Company Ordinary Share issued and outstanding immediately prior to the Third Effective Time (other than (i) the Second Surviving Company Ordinary Shares owned by Parent, Parent Merger Sub or the Second Surviving Company or their respective wholly-owned subsidiaries, (ii) any Second Surviving Company Ordinary Shares subject to the Company’s equity awards, (iii) any Second Surviving Company Ordinary Shares that are Dissenting Shares and (iv) to the extent the Third Effective Time occurs prior to the JSOP Exchange Date, any Second Surviving Company Ordinary Shares held subject to the JSOP at such time) will be converted into the right to receive an amount in cash equal to (a) (x) (I) $338 multiplied by the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Ordinary Shares held by holders of the Reinvesting Shares, on a fully diluted basis, as of immediately prior to the Third Effective Time, minus (II) Aggregate First Merger Amount divided by (y) the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Ordinary Shares held by holders of Reinvesting Shares, on a fully diluted basis, plus (b) (x) the aggregate cash consideration actually paid in respect of the First Merger, divided by (y) the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Reinvesting Shares, on a fully diluted basis plus (c) if applicable, any amount set forth in the notice whereby Parent specifies that it will increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger (on a per share basis based on the amount of Second Surviving Company Ordinary Shares entitled thereto), in each case, without interest and less any amounts required to be deducted or withheld (the “Third Merger Cash Consideration” and together with the First Merger Cash Consideration, the “Total Cash Consideration”). Upon the Third Effective Time, each Second Surviving Company Ordinary Share held by holders of the Reinvesting Shares will, at the election of Parent, either receive the Total Cash Consideration or be canceled and cease to exist.

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If prior to the closing of the First Merger (the “First Closing”), the Company reasonably determines in good faith that the aggregate cash consideration to be paid in respect of the First Merger is not reasonably likely to equal the Aggregate First Merger Amount, the Company will be entitled to terminate the Merger Agreement, provided that Parent may elect to increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger (in which case, such termination right would no longer be available to the Company). For more information, please see the section entitled “Terms of the Merger Agreement —  Termination of the Merger Agreement” beginning on page 142 of this Proxy Statement.

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Although fractional shares of New Ordinary Shares and Second Surviving Company Ordinary Shares may be issued at the First Effective Time and the Second Effective Time, respectively, the Company expects that the Second Effective Time and the Third Effective Time will occur as soon as practicable following the First Effective Time and the Second Effective Time, respectively, and (a) as provided in more detail above, the Total Cash Consideration to be received by Enstar shareholders is tied to the number of Enstar Ordinary Shares held by Enstar shareholders immediately prior to the First Effective Time rather than the number of New Ordinary Shares or Second Surviving Company Ordinary Shares held at the Second Effective Time and Third Effective time, respectively, (b) the Merger Agreement expressly provides that the aggregate cash consideration received per each Enstar Ordinary Share will be equal to $338 and (c) no

Company shareholder will be able to transfer any New Ordinary Shares or Second Surviving Company Ordinary Shares prior to the Third Effective Time.
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Enstar Preferred Shares

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Following the Mergers, Enstar shareholders holding Enstar Preferred Shares will receive the same number of preferred shares of the Company, as the Third Surviving Company, as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time, and the relative rights, terms and conditions of each such Enstar Preferred Share will remain unchanged, as described in more detail below.

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Upon the First Effective Time, each Enstar Preferred Share issued and outstanding immediately prior to the First Effective Time will automatically be converted into a preferred share of New Company Holdco and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.

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Upon the Second Effective Time, each such preferred share of New Company Holdco issued and outstanding immediately prior to the Second Effective Time will automatically be converted into a preferred share of the Company, as the Second Surviving Company, and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.

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Upon the Third Effective Time, each such preferred shares issued and outstanding immediately prior to the Third Effective Time will automatically be converted into a preferred share of the Company, as the Third Surviving Company, and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.

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Enstar Shares held by a holder of Enstar Ordinary Shares, New Ordinary Shares, Enstar Preferred Shares, Second Surviving Company Ordinary Shares or the preferred shares of the First Surviving Company or Second Surviving Company who (i) did not vote in favor of the any of the Mergers in respect of which they had a right vote upon, (ii) complied with all of the provisions of the Companies Act concerning the right of such holders to require appraisal of such shares, as applicable, pursuant to the Companies Act and (iii) did not effectively withdraw or otherwise waive any right to appraisal or fail to comply with Section 106(6) of the Companies Act (referred to collectively as the “Dissenting Shares”) will be cancelled and cease to exist and will not be converted into or represent the right to receive the Total Cash Consideration or the preferred shares of the Third Surviving Company, as applicable, following the Mergers. Such Enstar shareholders instead will only be entitled to receive the fair value of such Dissenting Shares held by them in accordance with, and as provided by, Section 106 of the Companies Act. For more information, please refer to the section of this Proxy Statement entitled “Appraisal Rights” and for the full text of Section 106 of the Companies Act, see Annex M to this Proxy Statement.

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Holders of Enstar Preferred Shares shall receive the same number (including any fraction) of preferred shares in the Third Surviving Company as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time (which will also be the number of preferred shares of New Company Holdco following the First Effective Time and the number of preferred shares of the Second Surviving Company following the Second Effective Time). As noted above in respect of the Enstar Ordinary Shares, (a) the Company expects that the Second Effective Time and the Third Effective Time will occur as soon as practicable following the First Effective Time and the Second Effective Time, respectively, and (b) no such holders will be able to transfer any preferred shares of New Company Holdco or the Company, as the Second Surviving Company, prior to the Third Effective Time.

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Treatment of Equity Awards

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This section describes the treatment in connection with the Mergers of outstanding equity awards with respect to Enstar Ordinary Shares held by non-employee directors, executive officers and other employees and service providers of Enstar, including:

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awards of Enstar Ordinary Shares that are subject solely to service-based vesting requirements (each, a “Company Restricted Share”);

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restricted share unit awards that are subject solely to service-based vesting requirements (each, a “Company RSU Award”);

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restricted share unit awards that are subject to performance-based vesting requirements (each, a “Company PSU Award”); and

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the JSOP held by Dominic F. Silvester.

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In each case, the cash payments described below will be subject to applicable tax withholdings.

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Company Restricted Shares: At the First Effective Time, each Company Restricted Share, whether vested or unvested, will be deemed to be fully vested and non-forfeitable, and in connection with the Mergers, will be treated on the same basis as Enstar Ordinary Shares generally, as described below in the section entitled “Special Factors — Merger Consideration — Enstar Ordinary Shares” beginning on page 80 of this Proxy Statement.

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Company RSU Awards: In connection with the Mergers, each Company RSU Award will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying Enstar Ordinary Shares. The conversion process will be effectuated as follows:

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at the First Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company RSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, each Company RSU Award whether vested or unvested, will be deemed to be fully vested and non-forfeitable and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time.

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Notwithstanding the treatment of the Company RSU Awards in connection with the Mergers described above, any Company RSU Awards granted on or after March 1, 2025 will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Company RSU Awards Granted on or After March 1, 2025” beginning on page 95 of this Proxy Statement.

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Earned Company PSU Awards: In connection with the Mergers, each Company PSU Award respect to which the applicable performance period has been completed before the Third Effective Time will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying Enstar Ordinary Shares. The conversion process will be effectuated as follows:

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at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;
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at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, each such Company PSU Award will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time.

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Unearned Company PSU Awards: In connection with the Mergers, each unvested Company PSU Award with respect to which the applicable performance period has not been completed before the Third Effective Time (other than any Special Company PSU Award (as defined in this section below)) will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming actual performance, as prorated based on the days elapsed during the applicable performance period through the Third Effective Time. The conversion process will be effectuated as follows:

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at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, a portion of each such Company PSU Award will vest at actual performance on a prorated basis, based on the portion of the performance period lapsed through the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the vested portion of such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Company PSU Award immediately prior to the First Effective Time, and the remaining unvested portion of such Company PSU Award will be canceled and forfeited without consideration.

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Special Company PSU Awards: In connection with the Mergers, each unvested Company PSU Award that provides for full vesting on a change of control based on the greater of target performance and actual performance in accordance with the relevant award agreement (each, a “Special Company PSU Award”) will be canceled at the Third Effective Time and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming the greater of target performance and actual performance. The conversion process will be effectuated as follows:

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at the First Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, each Special Company PSU Award will vest at the greater of (i) target performance and (ii) actual performance through a truncated performance period ending immediately prior to the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (a) the Third Merger Cash Consideration, multiplied by the vested portion of such Special Company PSU Award, plus (b) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Special Company PSU Award immediately prior to the First Effective Time, and any remaining unvested portion of such Special Company PSU Award will terminate without consideration.

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Notwithstanding the treatment of the Special Company PSU Awards pursuant to the Merger Agreement as described above, the Special Company PSU Awards will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Severance and Change in Control Payments — Ms. Gregory” beginning on page 95 of this Proxy Statement.

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JSOP: The treatment of the JSOP will depend on when the First Effective Time occurs.

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If the First Effective Time occurs on or before January 20, 2025 (the “JSOP Vesting Date”) or, if later, before the date on which the interests are exchanged under clause 8 of the JSOP (the “JSOP Exchange Date”), then at the Third Effective Time, the Shares (as defined in the JSOP) will be canceled and converted into the right for (i) Volume Five Limited to receive a cash payment in an amount equal to (a) the Total Cash Consideration minus $205.89, multiplied by (b) the total number of Enstar Ordinary Shares held subject to the JSOP and (ii) the Trustee (as defined in the JSOP) to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Enstar Ordinary Shares comprised in the Trust Interest (as defined in the JSOP).

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If the First Effective Time occurs after the JSOP Vesting Date and the interest held by Volume Five Limited vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company will make a cash payment to Mr. Silvester in an amount equal to (i) the total number of Enstar Ordinary Shares that would have been delivered in respect of the portion of the interest held by Volume Five Limited under the JSOP that vested on the JSOP Vesting Date if the relevant share price under the JSOP had been equal to the Total Cash Consideration minus the total number of Enstar Ordinary Shares actually delivered in respect of the JSOP on or after the JSOP Vesting Date, multiplied by (ii) the Total Cash Consideration.

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Treatment of the Company ESPP. With respect to the Amended and Restated Enstar Group Limited Employee Share Purchase Plan (the “Company ESPP”):

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all offering periods under the Company ESPP were terminated as of June 30, 2024 (the “Final Exercise Date”);

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the Company ESPP was terminated as of the Final Exercise Date, subject to the occurrence of the Third Closing;

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each outstanding right under the Company ESPP on the Final Exercise Date will be caused to be exercised as of such date for the purchase of Enstar Ordinary Shares in accordance with the terms of the Company ESPP; and

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any outstanding Enstar Ordinary Shares obtained through the exercise of such outstanding right will be treated on the same basis as Enstar Ordinary Shares generally, as described in more detail in the section entitled “Special Factors — Merger Consideration — Enstar Ordinary Shares” beginning on page 80 of this Proxy Statement.

Effect on Enstar if the Mergers Are Not Consummated (page 80)
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If the Merger Proposal is not approved by the requisite Enstar shareholders, or if the Mergers are not consummated for any other reason:

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the Enstar shareholders will not be entitled to, nor will they receive, any payment or other consideration for their respective Enstar Shares pursuant to the Merger Agreement;

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Enstar will remain an independent public company, the Enstar Ordinary Shares and depositary shares representing interests in Enstar Preferred Shares will continue to be listed and traded on NASDAQ and registered under the Exchange Act, and Enstar will continue to file periodic reports with the SEC on account of the Enstar Shares;

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under certain specified circumstances, Enstar may be required to pay Parent the Company Termination Fee upon the termination of the Merger Agreement. For more information, please see the section entitled “Terms of the Merger Agreement — Company Termination Fee” beginning on page 144 of this Proxy Statement;

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under certain specified circumstances, Parent may be required to pay the Company the Parent Termination Fee or the Debt Event of Default Termination Fee upon the termination of the Merger Agreement. For more information, please see the section entitled “Terms of the Merger Agreement — Parent Termination Payments” beginning on page 145 of this Proxy Statement; and

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Enstar shareholders will continue to own their Enstar Shares and will continue to be subject to the same general risks and opportunities as those to which they are currently subject with respect to ownership of Enstar Shares.

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If the Mergers are not consummated, there is no assurance as to the effect of these risks and opportunities on the future value of Enstar Shares, including the risk that the market price of Enstar Shares may decline to the extent that the current market price of the Enstar Shares reflects a market assumption that the Mergers will be consummated. If the Mergers are not consummated, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition earnings or prospects of the Company will not be adversely impacted.

Recommendation and Reasons for the Mergers (page 56)

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On July 28, 2024, the Board, after considering various factors described in the section entitled “Special Factors — Recommendation and Reasons for the Mergers” beginning on page 56 of this Proxy Statement, and after consultation with the Company’s outside legal counsel and independent financial advisor, unanimously (a) determined in accordance with the Bermuda Companies Act that (i) the Total Cash Consideration to be received by the holders of the Enstar Ordinary Shares in the Mergers constitutes fair value for each Enstar Ordinary Share, (ii) the preferred shares of the Third Surviving Company to be received by the holders of the Series C Preferred Shares following the Mergers constitute fair value for each Series C Preferred Share, (iii) the preferred shares of the Third Surviving Company to be received by the holders of the Series D Preferred Shares following the Mergers constitute fair value for each Series D Preferred Share, (iv) the preferred shares of the Third Surviving Company to be received by the holders of the Series E Preferred Shares following the Mergers constitute fair value for each Series E Preferred Share and (v) the Transactions are fair to, and in the best interests of, the Company, (b) approved the Transactions, (c) approved the Bye-Law Amendments and (d) resolved, subject to the terms of the Merger Agreement, to recommend approval of the Transactions, including the Mergers, the Merger Agreement, the Statutory Merger Agreements and the Bye-Law Amendments to holders of Enstar Shares (the “Board Recommendation”). In addition, the Board, on behalf of Enstar, believes that the Mergers are fair to Enstar’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act, including the unaffiliated security holders of the Enstar Ordinary Shares, the unaffiliated security holders of the Series D Preferred Shares and the unaffiliated security holders of the Series E Preferred Shares (collectively, the “Enstar unaffiliated security holders”). The Board did not evaluate whether the “rollover” provisions of the Rollover and Support Agreements with the Reinvesting Shareholders are advisable, fair to and in the best interests of the Reinvesting Shareholders.

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The Board recommends that you vote (i) “FOR” the First Bye-Law Amendment Proposal, (ii) “FOR” the Second Bye-Law Amendment Proposal, (iii) “FOR” the Merger Proposal, (iv) “FOR” the Merger-Related Compensation Proposal and (v) “FOR” the Adjournment Proposal.

Opinion of Goldman Sachs (page 65)
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Goldman Sachs & Co. LLC (“Goldman Sachs”) delivered its opinion to the Board that, as of July 29, 2024 and based upon and subject to the factors and assumptions set forth therein, the Total

Cash Consideration to be paid per Enstar Ordinary Share to the holders of Enstar Ordinary Shares (other than Parent and its affiliates and the holders of Reinvesting Shares) pursuant to the Merger Agreement was fair from a financial point of view to such holders.
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The full text of the written opinion of Goldman Sachs, dated July 29, 2024, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex L. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board in connection with its consideration of the Transaction. Goldman Sachs’ opinion is not a recommendation as to how any Enstar shareholder should vote with respect to the Transaction or any other matter. Pursuant to an engagement letter between the Company and Goldman Sachs, the Company has agreed to pay Goldman Sachs a transaction fee of approximately $54 million, all of which is contingent upon consummation of the Transactions.

Position of the Sixth Street Filing Parties and the Buyer Parties as to the Fairness of the Mergers (page 71)

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The Sixth Street Filing Parties and Buyer Parties believe that the Mergers are substantively and procedurally fair to the Enstar unaffiliated security holders. However, none of the Sixth Street Filing Parties or Buyer Parties has undertaken any formal evaluation of the fairness of the Mergers to the Enstar unaffiliated security holders or engaged a financial advisor for such purpose. Moreover, none of the Sixth Street Filing Parties or Buyer Parties participated in the deliberations of the Board or received advice from the Company’s legal or financial advisors in connection with the Mergers. The belief of the Sixth Street Filing Parties and Buyer Parties as to the fairness of the Mergers is based on the factors discussed in the section of this Proxy Statement entitled “Special Factors — Position of the Sixth Street Filing Parties and the Buyer Parties as to the Fairness of the Mergers” beginning on page 71 of this Proxy Statement.

Position of the CEO Filing Party as to the Fairness of the Mergers (page 75)

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The CEO Filing Party believes that the Mergers are substantively and procedurally fair to the Enstar unaffiliated security holders. However, the CEO Filing Party has not undertaken any formal evaluation of the fairness of the Mergers to the Enstar unaffiliated security holders or engaged a financial advisor for such purpose. Moreover, although the CEO Filing Party is a member of the Board, the CEO Filing Party recused himself from, and did not participate in, (i) the deliberations of the Board regarding (and did receive advice from the independent legal, financial or other advisors of the Company as to), the fairness of the Mergers to the Enstar unaffiliated security holders or (ii) the negotiations between the Board, on the one hand, and the Sixth Street Filing Parties and Buyer Parties, on the other, with respect to the terms of the Merger Agreement, including with respect to the price per Enstar Ordinary Share to be paid to the Enstar unaffiliated security holders of the Company. For these reasons, the CEO Filing Party does not believe that his interests in the Mergers influenced the decisions or recommendations of the Board with respect to the Merger Agreement or the Mergers. The belief of the CEO Filing Party as to the fairness of the Mergers is based on the factors discussed in the section entitled “Special Factors — Position of the CEO Filing Party as to the Fairness of the Mergers” beginning on page 75 of this Proxy Statement.

Interests of the Directors and Executive Officers of Enstar in the Mergers (page 90)
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When considering the recommendation of the Board that you vote to approve the Merger Proposal, you should be aware that the directors and executive officers of Enstar may have interests in the Mergers that are or may be different from, or in addition to, your interests as an Enstar shareholder. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement, in approving the Merger Agreement and the Mergers and in recommending that the Merger Agreement be approved by Enstar shareholders. These interests include the following:

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the conversion of equity awards held by the directors and executive officers into the right to receive cash payments;

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the entitlement of each of the executive officers to receive, under their service agreements with Enstar, severance payments and benefits on termination of employment and, in the case of Mr. Silvester, a change in control payment;

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the potential grant of retention awards to the executive officers;

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Mr. Silvester, Chief Executive Officer of the Company (the “CEO”), entered into the Support Agreement, pursuant to which Mr. Silvester agreed, among other things, to vote or execute consents with respect to the number of Enstar Ordinary Shares beneficially owned by Mr. Silvester set forth in such Support Agreement in favor of the Mergers, subject to certain terms and conditions contained therein, and to reinvest certain of his Enstar Shares into a non-voting ownership interest in a parent company of Parent; and

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the continued indemnification and directors’ and officers’ liability insurance to be provided by the Third Surviving Company; and

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with respect to Mr. Carey, the fact that the Preferred Equity Investor has committed to provide to Parent the Preferred Equity Financing, as described in more detail in the section entitled “Special Factors — Financing of the Mergers — Preferred Equity Financing” beginning on page 100 of this Proxy Statement”.

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See the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers” beginning on page 90 of this Proxy Statement for a more detailed description of these interests.

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If the Merger Proposal is approved by Enstar shareholders, the Enstar Shares held by the directors and executive officers of Enstar will be treated in the same manner as issued and outstanding Enstar Shares held by Enstar shareholders generally (as described in the sections entitled “Special Factors — Merger Consideration — Enstar Ordinary Shares” beginning on page 80 of this Proxy Statement and “Special Factors — Merger Consideration — Enstar Preferred Shares” beginning on page 81 of this Proxy Statement).

Financing of the Mergers (page 99)

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Equity Financing. Sixth Street has committed, pursuant to the equity commitment letter dated July 29, 2024 (the “Equity Commitment Letter”), to capitalize Parent, at or immediately prior to the closing of the Merger, with an aggregate equity contribution in an amount of $3,512,000,000 on the terms and subject to the conditions set forth in the Equity Commitment Letter. Sixth Street’s financing commitments are generally subject to the satisfaction of each of the conditions to Parent and Parent Merger Sub’s obligations to effect the Closing as set forth in the Merger Agreement, the Debt Financing having been received by Parent in full or being available to be funded at the Closing in accordance with the terms and conditions of the Debt Commitment Letter (as defined in this section below), the Preferred Equity Financing having been received by Parent in full or being available to be funded at the Closing in accordance with the terms and conditions of the Preferred Equity Commitment Letter (as defined in this section below) and the substantially simultaneous consummation of the Transactions in accordance with the terms of the Merger Agreement. For more information, please see the section entitled “Special Factors — Financing of the Mergers — Equity Financing” beginning on page 99.

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Debt Financing. Pursuant to the facilities commitment letter, dated July 29, 2024 (the “Debt Commitment Letter”), with Barclays Bank PLC (the “Debt Financing Source”), the Debt Financing Source has committed to provide debt financing to Parent consisting of (i) a senior secured term loan facility in an aggregate principal amount of up to $950 million (the “Term Facility”) and (ii) a senior secured backstop revolving credit facility in an aggregate principal amount of up to $2.2 billion (the “Backstop Revolving Facility”), in each case, on the terms and subject to the conditions set forth in the Debt Commitment Letter (the “Debt Financing”). The proceeds of the Term Facility will be borrowed by Parent and used to finance the Mergers and the payment of related fees and expenses. The commitments under the Backstop Revolving Facility automatically terminated in accordance with the terms of the Debt Commitment Letter upon the Company and its subsidiaries obtaining amendments to the terms of certain credit facilities of Enstar to permit the “change of control” that would otherwise result from the Transactions or as otherwise contemplated in the Debt Commitment Letter (the “Specified Amendments”). Such commitments under the Backstop Revolving Facility would have been available to Parent to replace commitments and/or cash collateralize obligations outstanding under certain existing debt agreements of the Company and its subsidiaries, in each case, to the extent the Specified Amendments were not obtained. The obligations of the Debt Financing Source to provide the Debt Financing under the Debt Commitment Letter are subject to certain customary conditions set forth therein. For more information, please see the section entitled “Special Factors — Financing of the Mergers — Debt Financing” beginning on page 99 of this Proxy Statement.

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Preferred Equity Financing. Pursuant to the preferred equity commitment letter, dated July 29, 2024, Stone Point Credit Adviser LLC, the dedicated credit platform of Stone Point (the “Preferred Equity Investor”, and such letter, the “Preferred Equity Commitment Letter”) has committed to provide at the Third Closing to Parent, on the terms and subject to the conditions set forth in the Preferred Equity Commitment Letter, an aggregate amount equal to $175 million in exchange for preferred equity interests in Parent, which will be used to finance the Mergers and the payment of related fees and expenses (the “Preferred Equity Financing”). The obligations of the Preferred Equity Investor to fund the full amount of the Preferred Equity Financing under the Preferred Equity Commitment Letter are subject to certain conditions set forth therein. For more information, please see the section entitled “Special Factors — Financing of the Mergers — Preferred Equity Financing” beginning on page 100 of this Proxy Statement.

Limited Guarantee (page 101)
Under the Limited Guarantee, certain affiliates of Sixth Street agreed to guarantee the due and punctual payment by Parent to Enstar of certain liabilities and obligations of Parent and Parent Merger Sub arising under the Merger Agreement, provided, that in no event shall any such affiliate’s aggregate liability for its guarantee obligation exceed its respective liability cap set forth in the Limited Guarantee. For more information, please see section entitled “Special Factors — Limited Guarantee” beginning on page 101 of this Proxy Statement.
Rollover and Support Agreements (page 148)
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In connection with entering into the Merger Agreement, on July 29, 2024, Parent, Elk Evergreen and Elk Cypress entered into the Support Agreement with Mr. Silvester and rollover and support agreements with each of Frazer Holdings LP, J. Christopher Flowers, John J. Oros 1998 Family Trust, Hyman 2018 Family Trust, David Walsh and Steven D. Arnold (collectively, “JCF”) (each, a “Rollover and Support Agreement” and collectively with the Support Agreement, the “Rollover and Support Agreements”). Under such Rollover and Support Agreements, the applicable shareholders have agreed to vote or execute consents with respect to the number of Enstar Ordinary Shares beneficially owned by such shareholder set forth in such shareholder’s Rollover And Support Agreement (such shares, the “Reinvesting Shares”) in favor of the Mergers, subject to certain terms and conditions contained therein. In addition, the applicable Enstar shareholders have agreed to reinvest certain of their Enstar Shares into a non-voting ownership interest in a parent company of Parent.

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For more information, please see the section entitled “Rollover and Support Agreements” beginning on page 148 of this Proxy Statement.

Material U.S. Federal Income Tax Consequences of the Mergers (page 102)

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Enstar and Parent intend for the payment of the First Merger Cash Consideration to a U.S. Holder (as defined in the section entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Mergers” beginning on page 102 of this Proxy Statement) to be treated for U.S. federal income tax purposes as a distribution in partial redemption of such U.S. Holder’s Enstar Ordinary Shares subject to the provisions of Section 302(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and for the payment of the Third Merger Cash Consideration to a U.S. Holder to be treated as consideration in exchange for the taxable sale of such U.S. Holder’s remaining Enstar

Ordinary Shares, that together result in a complete termination of a U.S. Holder’s interests in Enstar in a fully taxable transaction. In such case, the receipt of cash by a U.S. Holder generally will result in the recognition of capital gain or loss for U.S. federal income tax purposes in an amount measured by the difference, if any, between the amount of such cash that such U.S. Holder receives pursuant to the Mergers and such U.S. Holder’s adjusted tax basis in the Enstar Ordinary Shares surrendered.

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Holders of Enstar Preferred Shares should not be treated as disposing of or exchanging their Enstar Preferred Shares in the Mergers. Instead, the Enstar Preferred Shares should be treated as remaining outstanding for U.S. federal income tax purposes. As a result, holders of the Enstar Preferred Shares should not recognize gain or loss with respect to such Enstar Preferred Shares in the Mergers.

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For a more complete description of the U.S. federal income tax consequences of the Mergers, see the section entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Mergers” beginning on page 102 of this Proxy Statement. Shareholders are urged to consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Mergers in light of their particular circumstances and any consequences arising under U.S. federal income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.

Regulatory Approvals Required for the Mergers (page 106)

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Under the terms of the Merger Agreement, the Transactions cannot be completed until the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), has expired or been terminated, and all other requisite consents, directions or orders required to consummate the Mergers pursuant thereto have been obtained, without the imposition of a Burdensome Condition (as defined below in the section entitled “Terms of the Merger Agreement — Other Covenants — Regulatory Efforts” beginning on page 140 of this Proxy Statement). On August 19, 2024, the parties made the filings required under the HSR Act. The waiting period under the HSR Act expired at 11:59 p.m. Eastern Time on September 18, 2024.

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Under the terms of the Merger Agreement, the Transactions cannot be completed until the receipt of required regulatory approvals from the Bermuda Monetary Authority (the “BMA”), approvals from the insurance regulatory bodies in Australia, Belgium, Hong Kong, Ireland, Liechtenstein, Luxembourg, the United Kingdom (the UK Prudential Regulation Authority, the UK Financial Conduct Authority and Lloyd’s of London) and the United States (California, Delaware, Illinois, Indiana, Missouri, New Jersey, New York, Oklahoma, Pennsylvania and Texas) and foreign direct investment approvals from applicable regulators in Australia and Belgium (as described under the section entitled “Special Factors — Regulatory Approvals Required for the Mergers” beginning on page 106 of this Proxy Statement), in each case, without the imposition of a Burdensome Condition.

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For more information, please see the section entitled “Terms of the Merger Agreement — Other Covenants — Regulatory Efforts” beginning on page 140 of this Proxy Statement.

Regulatory Efforts (page 140)
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Pursuant to the terms of the Merger Agreement, Enstar and Parent have agreed to use their respective reasonable best efforts to, among other things, (i) consummate and make effective, as promptly as reasonably practicable, the Transactions, (ii) prepare and file as promptly as reasonably practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents with any governmental entity, (iii) obtain as promptly as reasonably practicable all consents required to be obtained from any governmental entity that are necessary, proper or advisable to consummate the Transactions, including the specified consents, (iv) execute and deliver any additional instruments necessary, proper or advisable to consummate the Transactions and (v) take any and all steps that are reasonably necessary, proper or advisable to avoid each and every impediment under any applicable law that may be asserted by, or proceeding by a governmental entity with respect to the Merger Agreement or the Transactions, as promptly as practicable, including to, and cause its affiliates to, use reasonable efforts to contest and resist any proceeding that has been instituted challenging the Transactions as violative of any antitrust law and to have vacated, lifted, reversed or overturned any judgment, temporary restraining order, preliminary or permanent injunction or other order, that is in effect and that prohibits, prevents or restricts consummation of the Transactions.
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However, under the terms of the Merger Agreement, Parent and its affiliates will not be obligated to take or refrain from taking any action or to suffer to exist any limitation, action, restriction, condition or requirement which, individually or together with all other such limitations, actions, restrictions, conditions or requirements, would, or would reasonably be expected to, if implemented or effected, result in or impose a Burdensome Condition.

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For more information, please see the section entitled “Terms of the Merger Agreement — Other Covenants — Regulatory Efforts” beginning on page 140 of this Proxy Statement.

Legal Proceedings Regarding the Mergers (page 107)

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As of the date of this Proxy Statement, there are no pending lawsuits challenging the Mergers and the Company has received several demand letters from purported Enstar shareholders alleging deficiencies and/or omissions in the preliminary Proxy Statement the Company filed on September 4, 2024. The demand letters seek additional disclosures to remedy these purported deficiencies. The Company believes that the allegations in these demand letters are without merit. However, potential plaintiffs may file lawsuits challenging the Mergers. The outcome of any future litigation is uncertain. Such litigation, if not resolved, could prevent or delay consummation of the Mergers and result in substantial costs to Enstar, including any costs associated with the indemnification of directors and officers. One of the conditions to the consummation of the Mergers is that there will not be any judgment, temporary restraining order, preliminary or permanent injunction or other order restraining, enjoining or otherwise preventing the consummation of the Mergers issued by any governmental entity having jurisdiction over any party that remains in effect. Therefore, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the Mergers on the agreed-upon terms, then such injunction may prevent the Mergers from being consummated, or from being consummated within the expected time frame.

Solicitation of Other Offers (page 132)

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For purposes of this Proxy Statement, each of “Acceptable Confidentiality Agreement,” “Acquisition Proposal” and “Superior Proposal” is defined in the sections entitled “Terms of the Merger Agreement — Solicitation of Other Offers” and “Terms of the Merger Agreement — Board Recommendation Changes” beginning on pages 132 and 134, respectively, of this Proxy Statement.

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Under the terms of the Merger Agreement, during the period (the “Go-Shop Period”) beginning on July 29, 2024 and continuing until 11:59 p.m. Eastern Time on September 2, 2024 (the “No-Shop Start Date”), the Company and its affiliates and its and their respective representatives had the right to:

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solicit, initiate, propose, knowingly encourage, knowingly facilitate or assist, an Acquisition Proposal;

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subject to the entry into an Acceptable Confidentiality Agreement, furnish to any person any non-public information relating to the Company or its subsidiaries with the intent to induce the making, submission or announcement of an Acquisition Proposal; and

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participate or engage in discussions or negotiations with any such person with respect to an Acquisition Proposal.

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From the No-Shop Start Date until the earlier to occur of the termination of the Merger Agreement and the Third Effective Time, the Company has agreed that it and its affiliates will not, and will direct its representatives not to, directly or indirectly, (i) solicit, initiate, propose or knowingly encourage, knowingly facilitate or assist, any Acquisition Proposals, (ii) furnish to any person any non-public information relating to the Company or any of its subsidiaries or afford to any person access to its business, properties or assets, with the intent to solicit or to encourages or facilitate any Acquisition Proposal, (iii) participate or engage in discussions or negotiations with, any person with respect to an Acquisition Proposal (other than to inform such person that the terms of the Merger

Agreement prohibit such discussions), (iv) approve, endorse or recommend any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement or (vi) resolve or agree to do any of the foregoing in each case, other than in respect of Parent, its affiliates and their respective affiliates in respect of the Transactions. Notwithstanding these restrictions, under certain specified circumstances, the Company may, after the No-Shop Start Date and prior to the receipt of the Company Shareholder Approval (as defined below in the section entitled “Summary Term Sheet — Board Recommendation Changes” beginning on page 21 of this Proxy Statement), provide non-public information relating to the Company or any of its subsidiaries or afford access to its business, properties or assets to a third party in accordance with an Acceptable Confidentiality Agreement to a third party with respect to a proposal or inquiry that constitutes or could reasonably be expected to lead to an Acquisition Proposal, and participate in discussions and engage in negotiations with such third parties with respect to an Acquisition Proposal if the Board determines in good faith (after consultation with the Company’s financial advisor and legal counsel) that such alternative Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal, and the failure to take such actions would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable law.
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For more information, please see the sections entitled “Terms of the Merger Agreement — Solicitation of Other Offers” beginning on page 132 of this Proxy Statement and “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement.

Board Recommendation Changes (page 134)
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For purposes of this Proxy Statement, each of “Board Recommendation Change,” “Superior Proposal” and “Intervening Event” is defined in the section entitled “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement.

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As described above, the Board has made the recommendation that the Enstar shareholders vote “FOR” the Merger Proposal. Under the terms of the Merger Agreement, under certain circumstances and subject to certain requirements described under the section entitled “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement, prior to the approval of (i) if the First Bye-Law Amendment is approved, a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) or (ii) if the First Bye-Law Amendment is not approved, a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and the Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) (the “Company Shareholder Approval”), the Board may effect a Board Recommendation Change if (a) there has been an Intervening Event or (b) in response to an Acquisition Proposal that the Board has concluded in good faith (after consultation with the Company’s financial advisor and legal counsel) is a Superior Proposal if, in each case, the Board determines in good faith (after consultation with the Company’s financial advisor and legal counsel) that failure to do so would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable law and subject to additional requirements set forth in the Merger Agreement, including, in certain circumstances, payment of the Company Termination Fee.

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For more information, please see the section entitled “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement.

Conditions to the Closing of the Mergers (page 137)

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Under the Merger Agreement, and as further described under the section entitled “Terms of the Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 137 of this Proxy Statement, the consummation of the Mergers is subject to certain conditions set forth in the Merger Agreement, including but not limited to the: (i) the receipt of the Company Shareholder Approval; (ii) the approval of the BMA, the expiration, termination or receipt of any approval or clearances applicable to the consummation of the Mergers under applicable antitrust laws, including the HSR Act, and the receipt of the approvals and prior written non-disapprovals from certain specified governmental entities (as described under the section entitled “Special Factors — Regulatory Approvals Required for the Mergers” beginning on page 106 of this Proxy Statement), in each case, without the imposition of a Burdensome Condition; (iii) the absence of any judgment, temporary restraining order, preliminary or permanent injunction or other order restraining, enjoining or otherwise preventing the consummation of the Mergers or any applicable law that prohibits or makes illegal the consummation of the Mergers; (iv) subject to certain qualifications, the accuracy of representations and warranties of the Company, Parent and Parent Merger Sub, as applicable, under the Merger Agreement and the performance in all material respects by the Company, Parent and Parent Merger Sub, as applicable, of their obligations under the Merger Agreement; (v) that no Specified Debt Event of Default has occurred and is continuing and (vi) the absence of any Company Material Adverse Effect (as defined in the Merger Agreement) that is continuing. On August 19, 2024, the parties made the filings required under the HSR Act. The waiting period under the HSR Act expired at 11:59 p.m. Eastern Time on September 18, 2024.
Termination of the Merger Agreement (page 142)
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The Merger Agreement contains certain termination rights for the Company, on the one hand, and Parent, on the other hand, including but not limited to Parent and the Company each having the right to terminate the Merger Agreement at any time prior to the Third Effective Time (whether prior to or after the receipt of the Company Shareholder Approval) by (i) mutual written consent or (ii) if the Third Closing has not occurred by July 29, 2025 (subject to an automatic extension under certain circumstances, including until January 29, 2026 for the purpose of obtaining certain regulatory approvals) (the “Outside Date”). Additional termination rights are further described under the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement” beginning on page 142 of this Proxy Statement.

Company Termination Fee (page 144)
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Upon termination of the Merger Agreement in accordance with its terms, and as further described under the section entitled “Terms of the Merger Agreement — Company Termination Fee” beginning on page 144 of this Proxy Statement, under certain circumstances, the Company will be required to pay Parent the Company Termination Fee in an amount equal to $145 million (which may be reduced to $102 million in certain circumstances if such termination occurs prior to the No-Shop Start Date), including if the Merger Agreement is terminated due to (i) the Company accepting a Superior Proposal or (ii) a Board Recommendation Change. The Company Termination Fee will also be payable by the Company if the Merger Agreement is terminated under certain circumstances and prior to such termination, a proposal to acquire more than 50% of the Company’s shares or assets is made or publicly announced and the Company enters into a definitive agreement for, or completes, any transaction involving the acquisition of more than 50% of its stock or assets within twelve (12) months of such termination.

Parent Termination Payments (page 145)
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For purposes of this Proxy Statement, each of “Parent Terminable Breach,” and “Financing Failure,” is defined in the section entitled “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement.

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If the Merger Agreement is terminated due to (i) a Parent Terminable Breach or (ii) a Financing Failure, Parent will be required to pay the Company the Parent Termination Fee of $265 million. If the Merger Agreement is terminated because there occurred a Specified Debt Event of Default that is continuing, Parent will be required to pay the Debt Event of Default Termination Fee of $96.5 million.

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For more information, please see the section entitled “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement.

Specific Performance (page 146)
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Parent, Parent Merger Sub or the Enstar Parties, as applicable, are entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of the Merger Agreement by the other parties, as applicable, and to specific performance by the other parties, as applicable, of the terms and provisions of the Merger Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other parties, as applicable, under the Merger Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. However, under no circumstances will any of the Enstar Parties be permitted or entitled to receive both the payment of monetary damages of any kind (including the Parent Termination Fee or the Debt Event of Default Termination Fee) and a grant of specific performance.

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The Enstar Parties’ right to seek specific performance in order to force Parent and Parent Merger Sub to consummate the Closing (or the Equity Investors to fund the Equity Financing under the Equity Commitment Letter) is available under the Merger Agreement if, and only if, each of the following conditions has been satisfied:

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all conditions to the obligations of Parent and Parent Merger Sub contained in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Third Closing, but subject to the fulfillment of those conditions at the Third Closing; provided, that such conditions are capable of being satisfied if the Third Closing were to occur at such time) have been and continue to be satisfied;

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the Debt Financing (or, if alternative debt financing is being used in accordance with the Merger Agreement, the financing to be made available pursuant to the commitments with respect thereto) has been received by Parent in full in accordance with the terms thereof, or all of the conditions to the Debt Financing have been satisfied and the full amount of the Debt Financing is available to be funded at the Third Closing if the Equity Financing is funded at the Third Closing (provided, that, if the Debt Financing has not been funded and will not be funded at the Third Closing for any reason (including a breach of the Merger Agreement), the Enstar Parties shall not be entitled to enforce Parent’s and Parent Merger Sub’s obligation to consummate the Transactions and the Equity Investors’ obligation to provide the Equity Financing;

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the Preferred Equity Financing (or, if alternative preferred equity financing is being used in accordance with the Merger Agreement, the financing to be made available pursuant to the commitments with respect thereto) has been received by Parent in full in accordance with the terms thereof, or all of the conditions to the Preferred Equity Financing have been satisfied and the full amount of the Preferred Equity Financing is available to be funded at the Third Closing if the Equity Financing is funded at the Third Closing (provided, that, if the Preferred Equity has not been funded and will not be funded at the Third Closing for any reason (including a breach of the Merger Agreement), the Company shall not be entitled to enforce Parent’s and Parent Merger Sub’s obligation to consummate the Transactions and the Equity Investors’ obligation to provide the Equity Financing;

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Parent has failed to consummate the Third Closing on the date when it would be required under the Merger Agreement; and

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the Company has irrevocably confirmed in writing to Parent that (i) if specific performance were granted and the Financing were funded, then the Third Closing would occur substantially simultaneously with the drawdown of the Equity Financing, the Debt Financing and the Preferred Equity Financing (and the Company has not revoked, withdrawn, modified or conditioned such confirmation) and (ii) the Company is prepared, willing and able to effect the Third Closing and the other Transactions.

Appraisal Rights (page 114)
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Under Bermuda law, Enstar shareholders of record have rights of appraisal, pursuant to which those Enstar shareholders who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their Enstar Shares may within one month of the giving of the notice of the special general meeting (delivered with this Proxy Statement) apply to the Supreme Court of Bermuda for an appraisal of the fair value of their Enstar Shares, pursuant to Section 106 of the Companies Act. See the section of this Proxy Statement titled “Appraisal Rights” for a more detailed description of the appraisal rights available to Enstar shareholders and for the full text of Section 106 of the Companies Act, see Annex M to this Proxy Statement.
Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the Mergers, passed upon the merits or fairness of the Mergers or passed upon the adequacy or accuracy of the disclosure in this Proxy Statement. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS
The following questions and answers are intended to address some commonly asked questions regarding the Mergers, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that may be important to you as an Enstar shareholder. You are encouraged to read carefully the more detailed information contained elsewhere in this Proxy Statement, the annexes to this Proxy Statement and the documents we refer to in this Proxy Statement. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 173 of this Proxy Statement.
Q:
Why am I receiving these materials?

A:
On July 29, 2024, Enstar entered into the Merger Agreement providing for (i) the merger of Company Merger Sub with and into the Company, with the Company surviving the merger as a direct wholly-owned subsidiary of New Company Holdco, (ii) as soon as practicable following the consummation of the First Merger, the merger of New Company Holdco with and into the Company, as the First Surviving Company, with the Company surviving such merger and (iii) as soon as practicable following the consummation of the Second Merger, the merger of Parent Merger Sub with and into the Company, as the Second Surviving Company, with the Company surviving such merger, so that immediately following such merger, Parent will directly own all Enstar Ordinary Shares. The Board is furnishing this Proxy Statement and form of proxy card to the holders of Enstar Shares in connection with the solicitation of proxies in favor of the Merger Proposal and the other Special Meeting Proposals to be voted on at the Special Meeting or any adjournment or postponement thereof. This Proxy Statement includes information that we are required to provide to you under the SEC rules and applicable law and is designed to assist you in voting on the matters presented at the Special Meeting. Enstar shareholders of record as of the Record Date may attend the Special Meeting and are entitled and requested to vote on the Special Meeting Proposals.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held on [•], [•], 2024, at [•] [a.m.] / [p.m.], Atlantic Time ([•] [a.m.] / [p.m.], Eastern Time) online at www.virtualshareholdermeeting.com/ESGR2024SM.

Q:
What are the proposed Mergers and what effects will they have on Enstar?

A:
The proposed Mergers will result in the acquisition of Enstar by Parent through (i) the merger of Company Merger Sub with and into the Company, with the Company surviving the merger as a direct wholly-owned subsidiary of New Company Holdco, (ii) as soon as practicable following the consummation of the First Merger, the merger of New Company Holdco with and into the Company, as the First Surviving Company, with the Company surviving such merger and (iii) as soon as practicable following the consummation of the Second Merger, the merger of Parent Merger Sub with and into the Company, as the Second Surviving Company, with the Company surviving such merger, so that immediately following such merger, Parent will directly own all Enstar Ordinary Shares, pursuant to the Merger Agreement. If the Merger Proposal is approved by the requisite number of Enstar Shares, and the other closing conditions under the Merger Agreement have been satisfied or waived, Parent will directly own all Enstar Ordinary Shares. In addition, Enstar Ordinary Shares and the depositary shares representing interests in the Enstar Preferred Shares will be delisted from NASDAQ and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations, and Enstar will no longer file periodic reports with the SEC on account of Enstar Ordinary Shares or such depositary shares, but Sixth Street informed the Company that, after the consummation of the Mergers, the information made available to the holders of the Company’s outstanding notes pursuant to the indentures governing such notes (being quarterly and annual financial reports and current reports (in each case, containing the information that would be required to be filed with the SEC if the Company were required to file such reports, subject to certain exceptions with respect to, among other things, certifications under the Sarbanes-Oxley Act of 2002 and information related to the Company’s controls and procedures, corporate governance and executive compensation)) are also expected to be provided to the holders of the Enstar Preferred Shares.

Q:
What will holders of Enstar Ordinary Shares receive if the Mergers are consummated?

A:
Upon the consummation of the Mergers, holders of Enstar Ordinary Shares will be entitled to receive the Total Cash Consideration of $338 in cash, without interest, for each Enstar Ordinary Share that you own, unless you have properly exercised and perfected your demand for appraisal rights under Section 106 of the Companies Act with respect to such Enstar Ordinary Shares. For example, if you own 100 Enstar Ordinary Shares, you will be entitled to receive $33,800 in cash, without interest, in exchange for your 100 Enstar Ordinary Shares. In either case, your Enstar Shares will be cancelled, and you will not own nor be entitled to acquire shares in the Third Surviving Company or Parent.

Under the terms of the Merger Agreement, if prior to the First Closing, the Company reasonably determines in good faith that the aggregate cash consideration to be paid in respect of the First Merger is not reasonably likely to equal the Aggregate First Merger Amount, the Company will be entitled to terminate the Merger Agreement, provided that Parent may elect to increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger (in which case, such termination right would no longer be available to the Company). For more information, please see the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement” beginning on page 142 of this Proxy Statement.
Q:
What will holders of Enstar Preferred Shares receive if the Mergers are consummated?

A:
Upon the consummation of the Mergers, holders of Enstar Preferred Shares will be entitled to receive preferred shares of Enstar, as the Third Surviving Company, with all of their relative rights, terms and conditions remaining unchanged.

Q:
Who is entitled to vote at the Special Meeting?

A:
Only Enstar shareholders of record as of the close of business on [•], 2024, are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof. If your Enstar Shares are held in street name and you do not instruct your broker, bank, trust or other nominee how to vote your Enstar Shares, then, because each of the Special Meeting Proposals are “non-routine matters,” your broker, bank, trust or other nominee would not have discretionary authority to vote your Enstar Shares on the Special Meeting Proposals. Instructions on how to vote shares held in street name are described under the question “How may I vote?” below. Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. Your depositary cannot vote on any of the Special Meeting Proposals, including the Merger Proposal, without your instructions.

Q:
How may I vote?

A:
For Enstar shareholders of record:   If you are eligible to vote at the Special Meeting and are a shareholder of record, you may cast your Enstar Shares in any of four ways:

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by voting over the Internet using the website indicated on the enclosed proxy card;

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by telephone using the toll-free number on the enclosed proxy card;

•
by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided; or

•
by attending the Special Meeting in a virtual format and voting by virtual ballot.

A control number, located on your proxy card, is designed to verify your identity, to allow you to vote your Enstar Shares of Enstar Shares, and to confirm that your voting instructions have been properly recorded when voting electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). Please be aware that, although there is no charge for voting your Enstar Shares, if you vote electronically over the Internet or by telephone, you may incur costs such as Internet access and telephone charges for which you will be responsible.

For holders in street name:   If your Enstar Shares are held in street name and you do not instruct your broker, bank, trust or other nominee how to vote your Enstar Shares, then, because each of the Special Meeting Proposals is a “non-routine matter,” your broker, bank, trust or other nominee would not have discretionary authority to vote your Enstar Shares on the Special Meeting Proposals. If your Enstar Shares are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this Proxy Statement. If you hold your Enstar Shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
For holders of depositary shares:   Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
We encourage you to authorize your broker, bank, trust, depositary or other nominee to vote your Enstar Shares “FOR” each of the Special Meeting Proposals by following the instructions provided on the voting instruction form.
If you submit your proxy by Internet, telephone or mail, and you do not subsequently revoke your proxy, your Enstar Shares will be voted in accordance with your instructions.
Even if you plan to attend the Special Meeting and vote by virtual ballot, you are encouraged to vote your Enstar Shares by proxy. You may still vote your Enstar Shares at the Special Meeting even if you have previously voted by proxy. If you attend the Special Meeting in a virtual format and vote by virtual ballot, your previous vote by proxy will not be counted.
Q:
How many votes do I have?

A:
You will have one vote at the Special Meeting for each Enstar Share you owned at the close of business on the Record Date. Holders of Enstar Ordinary Shares are entitled to vote on all of the Special Meeting Proposals and holders of Enstar Preferred Shares are entitled to vote on the Merger Proposal and the Adjournment Proposal.

Q:
May I attend the Special Meeting and vote in person?

A:
Enstar will hold the Special Meeting in a virtual meeting format only on the virtual meeting website. You will not be able to attend the Special Meeting physically in person. Once admitted to the Special Meeting, shareholders may vote their shares. To vote during the Special Meeting, you must do so by logging into www.virtualshareholdermeeting.com/ESGR2024SM using the 16-digit control number included in your proxy materials.

We recommend that you submit your proxy via the Internet or by telephone by following the instructions on the enclosed proxy card, or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided — even if you plan to attend the Special Meeting in a virtual format. We encourage all Enstar shareholders to vote electronically. If you properly and timely submit your proxy, the individuals named as your proxy holders will vote your Enstar Shares as you have directed. If you attend the Special Meeting in a virtual format and vote by virtual ballot, your vote by virtual ballot will revoke any proxy previously submitted.
Q:
What matters will be voted on at the Special Meeting?

A:
Holders of Enstar Ordinary Shares and Enstar Preferred Shares are being asked to consider and vote on the following Special Meeting Proposals:

•
to approve the Merger Proposal; and

•
to approve the Adjournment Proposal.

In addition, holders of Enstar Ordinary Shares are also being asked to consider and vote on the following Special Meeting Proposals:
•
to approve the First Bye-Law Amendment Proposal;

•
to approve the Second Bye-Law Amendment Proposal; and

•
to approve the Merger-Related Compensation Proposal.

Q:
How does the Total Cash Consideration compare to the market price of Enstar Ordinary Shares prior to the announcement of the Merger?

A:
The Total Cash Consideration of $338 for each Enstar Ordinary Share represents a premium of approximately 8.5% relative to the 90-day volume-weighted average price of Enstar Ordinary Shares and 6.9% of the 60-day volume-weighted average price of Enstar Ordinary Shares, in each case, as of July 26, 2024 (the last trading day prior to the public announcement of the Company’s entry into the Merger Agreement).

Q:
What do I need to do now?

A:
Enstar encourages you to read carefully this Proxy Statement, including all documents incorporated by reference into this Proxy Statement, the annexes to this Proxy Statement and the documents we refer to in this Proxy Statement. Then as promptly as possible, follow the instructions on the enclosed proxy card to submit your proxy electronically over the Internet or by telephone, so that your Enstar Shares can be voted at the Special Meeting. We encourage all Enstar shareholders to vote electronically. Alternatively, if you do not have access to a touch-tone phone or the Internet, you may sign, date and return the enclosed proxy card in the postage-paid envelope provided. If your Enstar Shares are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this Proxy Statement. Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. Please do not send your stock certificate(s) with your proxy card. See “How may I vote?” in this section of this Proxy Statement for more information.

Q:
How does the Board recommend that I vote?

A:
On July 28, 2024, the Board, after considering various factors described in the section entitled “Special Factors — Recommendation and Reasons for the Mergers” beginning on page 56 of this Proxy Statement, and after consultation with the Company’s legal and financial advisors, unanimously (i) determined in accordance with the Companies Act that (a) the Total Cash Consideration to be received by the holders of the Enstar Ordinary Shares in the Mergers constitutes fair value for each Enstar Ordinary Share, (b) the preferred shares of the Third Surviving Company to be received by the holders of the Series C Preferred Shares following the Mergers constitute fair value for each Series C Preferred Share, (c) the preferred shares of the Third Surviving Company to be received by the holders of the Series D Preferred Shares following the Mergers constitute fair value for each Series D Preferred Share, (d) the preferred shares of the Third Surviving Company to be received by the holders of the Series E Preferred Shares following the Mergers constitute fair value for each Series E Preferred Share and (e) the Transactions, are fair to, and in the best interests of, the Company, (ii) approved the Transactions, (iii) approved the Bye-Law Amendments and (iv) resolved to recommend approval of the Transactions, including the Mergers, the Merger Agreement, the Statutory Merger Agreements and the Bye-Law Amendments to Enstar shareholders (the “Board Recommendation”).

The Board unanimously recommends that you vote (i) “FOR” the First Bye-Law Amendment Proposal, (ii) “FOR” the Second Bye-Law Amendment Proposal, (iii) “FOR” the Merger Proposal, (iv) “FOR” the Merger-Related Compensation Proposal and (v) “FOR” the Adjournment Proposal.

Q:
Should I send in my stock certificate(s) now?

A:
No. If you are a record holder, after the Mergers are consummated, under the terms of the Merger Agreement, you will receive a letter of transmittal instructing you to send your stock certificate(s) to the paying agent in order to receive the cash payment of the Total Cash Consideration for each Enstar Share represented by such stock certificate(s). You should use the letter of transmittal to exchange your stock certificate(s) for the Total Cash Consideration to which you are entitled upon the consummation of the Mergers. If you hold your Enstar Shares in “street name,” please contact your broker, bank, trust or other nominee for instructions as to how to effect the surrender of your Enstar Shares in exchange for the Total Cash Consideration in accordance with the terms of the Merger Agreement. If you hold depositary shares of Enstar Preferred Shares, please contact your depositary for instructions as to how to effect the surrender of your depositary shares. Please do not send in your stock certificate(s) now.

Q:
If I do not know where my stock certificates are, how will I get the Total Cash Consideration for my Enstar Ordinary Shares?

A:
If the Mergers are consummated, the transmittal materials you will receive after the Third Effective Time will include the procedures that you must follow if you cannot locate your stock certificate(s). This will include an affidavit that you will need to sign attesting to the loss of your stock certificate(s). You may also be required to post a bond as indemnity against any potential loss.

Q:
What happens if the Mergers are not consummated?

A:
If the Merger Proposal is not approved by Enstar shareholders or if the Mergers are not consummated for any other reason, Enstar shareholders will not receive any payment or other consideration for their Enstar Shares. Instead, Enstar will remain an independent public company, Enstar Ordinary Shares and depositary shares representing interests in Enstar Preferred Shares will continue to be listed and traded on NASDAQ and registered under the Exchange Act, and we will continue to file periodic reports with the SEC on account of Enstar Shares, as described in the section entitled “Special Factors — Effect on Enstar if the Mergers are Not Consummated” beginning on page 80 of this Proxy Statement.

Under certain specified circumstances, Enstar may be required to pay Parent the Company Termination Fee upon the termination of the Merger Agreement, as described in the section entitled “Terms of the Merger Agreement — Company Termination Fee” beginning on page 144 of this Proxy Statement.
Q:
Do any of the directors or officers of Enstar have interests in the Mergers that may be in addition to, or differ from, those of Enstar shareholders generally?

A:
Yes. In considering the recommendation of the Board with respect to the Merger Proposal, you should be aware that the directors and executive officers of Enstar may have interests in the Mergers that are or may be different from, or in addition to, your interests as an Enstar shareholder. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement, in approving the Merger Agreement and the Mergers and in recommending that the Merger Agreement be approved by Enstar shareholders. For a description of the interests of the directors and executive officers of Enstar in the Mergers, see the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers” beginning on page 90 of this Proxy Statement.

Q:
Why am I being asked to consider and vote on the Merger-Related Compensation Proposal?

A:
Under SEC rules, we are required to seek a non-binding, advisory vote with respect to the compensation that may be paid or become payable to our named executive officers that is based on, or otherwise relates to, the Mergers, commonly referred to as “golden parachute” compensation. If the Merger Agreement is approved by the Enstar shareholders, and the Mergers are completed, this compensation may be paid to the Company’s named executive officers in accordance with the terms of their compensation agreements and arrangements even if the Enstar shareholders fail to approve this proposal.

Q:
What vote is required to approve the Special Meeting Proposals submitted to a vote at the Special Meeting?

A:
Holders of Enstar Ordinary Shares are entitled to vote on all of the Special Meeting Proposals and holders of Enstar Preferred Shares are entitled to vote on the Merger Proposal and the Adjournment Proposal.

The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares present at the Special Meeting (in person or by proxy) is required to approve the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal (on a non-binding, advisory, basis).
The affirmative vote of (i) if the First Bye-Law Amendment is approved, a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy), or (ii) if the First Bye-Law Amendment is not approved, a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Merger Proposal.
The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Adjournment Proposal.
This means that the Merger Proposal will be approved if the number of Enstar Shares voted “FOR” such proposal is greater than fifty percent (50%) (if the First Bye-Law Amendment is approved) or seventy-five percent (75%) (if the First Bye-Law Amendment is not approved) of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares at the Special Meeting, voting together as a single class. Abstentions will not have any effect on the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal and will be counted as present for the purposes of establishing a quorum. Because each of the Special Meeting Proposals presented to Enstar shareholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.
As of the Record Date for determining who is entitled to vote at the Special Meeting, there were approximately [•] Enstar Ordinary Shares issued and outstanding and [•] Enstar Preferred Shares issued and outstanding. You will have one vote at the Special Meeting for each Enstar Share you owned at the close of business on the Record Date.
Q:
How will Enstar’s directors and executive officers and Reinvesting Shareholders Vote on the Merger Proposal?

A:
The directors and executive officers have informed Enstar that they currently intend to vote all of their Enstar Shares “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. As of the Record Date, the directors and executive officers of Enstar beneficially owned, and were entitled to vote, in the aggregate, [•] Enstar Ordinary Shares, representing approximately [•]% of the issued and outstanding Enstar Ordinary Shares.

As of the Record Date, Dominic F. Silvester beneficially owned approximately [•] Enstar Ordinary Shares, or [•]% of the issued and outstanding Enstar Ordinary Shares, and JCF collectively beneficially owned approximately [•] Enstar Ordinary Shares, or [•]% of the issued and outstanding Enstar Ordinary Shares. Pursuant to the applicable Rollover and Support Agreements, Dominic F. Silvester and JCF are required to vote all of their Enstar Ordinary Shares “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal.

Q:
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
If your Enstar Shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, to be the “shareholder of record.” In this case, this Proxy Statement and your proxy card have been sent directly to you by Enstar. As the shareholder of record, you have the right to vote by proxy, which involves granting your voting rights directly to Enstar or to a third party, or to vote by ballot at the Special Meeting.

If your Enstar Shares are held through a broker, bank, trust or other nominee, you are considered to be the beneficial owner of those shares. In that case, this Proxy Statement has been forwarded to you by your broker, bank, trust or other nominee who is considered, with respect to those shares, to be the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your Enstar Shares. Without your voting instructions, because of the non-routine nature of the Special Meeting Proposals, your broker, bank, trust or other nominee may not vote your Enstar Shares with respect to the Special Meeting Proposals. However, if you hold your Enstar Shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your Enstar Shares. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your Enstar Shares is called a “proxy card.” The Board has designated [•], and each of them, with full power of substitution, as proxies for the Special Meeting.

Q:
Can I change or revoke my proxy?

A:
You may change or revoke your previously submitted proxy at any time before the Special Meeting or, if you attend the Special Meeting, by voting by ballot at the Special Meeting.

If you hold your Enstar Shares as a record holder, you may change or revoke your proxy in any one of the following ways:
•
by re-voting at a subsequent time by Internet or by telephone following the instructions on the enclosed proxy card;

•
by signing a new proxy card with a date later than your previously delivered proxy and submitting it following the instructions on the enclosed proxy card;

•
by delivering written notice of revocation to the Corporate Secretary, at the Company’s mailing address on the first page of this Proxy Statement before the Special Meeting, which states that you have revoked your proxy; or

•
by attending the Special Meeting in a virtual format and voting by virtual ballot. Attending the Special Meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically vote by virtual ballot at the virtual Special Meeting in order for your previous proxy to be revoked.

Your latest dated proxy card, Internet or telephone vote is the one that is counted.
If your Enstar Shares are held in street name by a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.
If you hold depositary shares of Enstar Preferred Shares, you may change your voting instructions by following the instructions of your depositary.
Q:
If an Enstar shareholder gives a proxy, how will the shares be voted?

A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your Enstar Shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your Enstar Shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your Enstar Shares should be voted on a matter, the Enstar Shares represented by your properly signed proxy will be voted “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. However, if you hold your Enstar Shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
Q:
I understand that a quorum is required in order to conduct business at the Special Meeting. What constitutes a quorum?

A:
As of the Record Date, there were approximately [•] Enstar Ordinary Shares and approximately [•] Enstar Preferred Shares issued and outstanding and entitled to be voted at the Special Meeting. Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one-half (if the First Bye-Law Amendment Proposal is approved) or one-third (if the First Bye-Law Amendment is not approved) of the total issued and outstanding Enstar Shares shall form a quorum for the transaction of business with respect to the Merger Proposal. Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one-half of the total issued and outstanding Enstar Shares shall form a quorum for the transaction of business with respect to the Adjournment Proposal. Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one-half of the total issued and outstanding Enstar Ordinary Shares shall form a quorum for the transaction of business with respect to the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal. As a result, an aggregate number of [•] Enstar Ordinary Shares and Enstar Preferred Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the Merger Proposal (if the First Bye-Law Amendment Proposal is approved) and the Adjournment Proposal. [•] Enstar Ordinary Shares and Enstar Preferred Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the Merger Proposal (if the First Bye-Law Amendment Proposal is not approved). [•] Enstar Ordinary Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal. Enstar Ordinary Shares and Enstar Preferred Shares are counted as present if:

•
the holders of such shares are present in person at the virtual Special Meeting; or

•
a proxy card has been properly submitted by mail, by telephone or over the Internet with respect to such shares.

If you submit your proxy card, regardless of whether you abstain from voting on one or more of the Special Meeting Proposals, your Enstar Shares will be counted as present at the Special Meeting for the purpose of determining a quorum. If your Enstar Shares are held in “street name,” your Enstar Shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your Enstar Shares. If you hold your Enstar Shares in “street name” and do not give any instruction to your broker, bank, trust or other nominee as to how your Enstar Shares should be voted at the Special Meeting, those Enstar Shares will not be voted on any Special Meeting Proposal and will not be counted for purposes of determining a quorum. If you hold depositary shares representing interests in Enstar Preferred Shares and do not give any instruction to your depositary as to how those Enstar Preferred Shares represented by such depositary shares should be voted at the Special Meeting, those Enstar Preferred Shares represented by such depositary shares will not be voted on any Special Meeting Proposal and will not be counted for purposes of determining a quorum.
Q:
How can I obtain a proxy card?

A:
If you lose, misplace or otherwise need to obtain a proxy card, please follow the applicable procedure below.

For Enstar shareholders of record:   Please call Innisfree M&A Incorporated (“Innisfree”) at (877) 750-5836 (TOLL-FREE from the United States and Canada) or +1 (412) 232-3651 (from other locations). Brokers, banks and other nominees may call collect at (212) 750-5833.
For holders in “street name”:   Please contact your account representative at your broker, bank or other similar institution.
For holders of depositary shares:   Please contact your account representative at your depositary.
Q:
What happens if I sell or otherwise transfer my Enstar Shares after the close of business on the Record Date but before the Special Meeting?

A:
The Record Date is earlier than both the date of the Special Meeting and the date the Mergers are expected to be consummated. If you sell or transfer Enstar Shares after the close of business on the Record Date but before the Special Meeting, unless special arrangements (such as the provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your Enstar Shares and each of you notifies Enstar in writing of such special arrangements, you will transfer the right to receive the Total Cash Consideration or the preferred shares of Enstar, as the Third Surviving Company, as applicable, if the Mergers are consummated, to the person to whom you sell or transfer your Enstar Shares, but you will retain your right to vote these Enstar Shares at the Special Meeting. You will also lose the ability to exercise appraisal rights in connection with the Merger with respect to the transferred Enstar Shares. Even if you sell or otherwise transfer your Enstar Shares after the close of business on the Record Date, you are encouraged to complete, date, sign and return the enclosed proxy card or vote via the Internet or telephone.

Q:
What happens if I sell my Enstar Shares after the Special Meeting but before the First Effective Time?

A:
If you transfer your Enstar Shares after the Special Meeting but before the First Effective Time, you will have transferred the right to receive the Total Cash Consideration or the preferred shares of Enstar, as the Third Surviving Company, as applicable, to the person to whom you transfer your Enstar Shares. In order to receive the Total Cash Consideration or the preferred shares of Enstar, as the Third Surviving Company, as applicable, you must hold your Enstar Shares through the First Effective Time.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your Enstar Shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are an Enstar shareholder of record and your Enstar Shares are registered in more than one name, you will receive more than one proxy card. Please vote via the Internet or telephone (or complete, date, sign and return) with respect to each proxy card and voting instruction card that you receive.

Q:
Who will count the votes?

A:
A representative from Broadridge Investor Communications Solutions will serve as the independent inspector of elections for the Special Meeting and will tabulate votes cast by proxy or by ballot at the Special Meeting. The inspector of elections will also determine whether a quorum is present.

Q:
Who will solicit votes for, and bear the cost and expenses of, this proxy solicitation?

A:
The cost of this proxy solicitation will be borne by Enstar. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. We will pay these directors, officers and employees no additional compensation for these services. We will reimburse banks, brokers and other nominees for their reasonable, out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions relating to such materials from, beneficial owners of Enstar Shares. Enstar has retained Innisfree M&A Incorporated as the Company’s proxy solicitor. Innisfree will solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. Under our agreement with Innisfree, Innisfree will receive an estimated fee of $50,000 plus reimbursement of its reasonable, out-of-pocket expenses for its services plus fees for calls (if any) to or from retail Enstar shareholders. In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of, or in connection with, the engagement.

Q:
Where can I find the voting results of the Special Meeting?

A:
Enstar intends to notify Enstar shareholders of the results of the Special Meeting by issuing a press release, which it will also file with the SEC as an exhibit to a Current Report on Form 8-K.

Q:
Will I be subject to U.S. federal income tax upon the exchange of Enstar Ordinary Shares for cash pursuant to the Merger?

A:
Enstar and Parent intend for the payment of the First Merger Cash Consideration to a U.S. Holder (as defined in the section entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Mergers” beginning on page 102 of this Proxy Statement) to be treated for U.S. federal income tax purposes as a distribution in partial redemption of such U.S. Holder’s Enstar Ordinary Shares subject to the provisions of Section 302(b) of the Code and for the payment of the Third Merger Cash Consideration to a U.S. Holder to be treated as consideration in exchange for the taxable sale of such U.S. Holder’s remaining Enstar Ordinary Shares, that together result in a complete termination of a U.S. Holder’s interests in Enstar in a fully taxable transaction. In such case, the receipt of cash by a U.S. Holder generally will result in the recognition of capital gain or loss for U.S. federal income tax purposes in an amount measured by the difference, if any, between the amount of such cash that such U.S. Holder receives pursuant to the Mergers and such U.S. Holder’s adjusted tax basis in the Enstar Ordinary Shares surrendered.

Holders of Enstar Preferred Shares should not be treated as disposing of or exchanging their Enstar Preferred Shares in the Mergers. Instead, the Enstar Preferred Shares should be treated as remaining outstanding for U.S. federal income tax purposes. As a result, holders of the Enstar Preferred Shares should not recognize gain or loss with respect to such Enstar Preferred Shares in the Mergers.
For a more complete description of the U.S. federal income tax consequences of the Mergers, see the section entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Mergers”

beginning on page 102 of this Proxy Statement. Shareholders are urged to consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Mergers in light of their particular circumstances and any consequences arising under U.S. federal income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.
Q:
What will the holders of issued and outstanding Enstar equity awards receive in the Merger?

A:
In connection with the Mergers, the holders of issued and outstanding Enstar equity awards will receive the cash payments described below (subject to applicable tax withholdings).

Company Restricted Shares.   At the First Effective Time, each Company Restricted Share, whether vested or unvested, will be deemed to be fully vested and non-forfeitable, and in connection with the Mergers, will be treated on the same basis as Enstar Ordinary Shares generally, as described above in the section entitled “Merger Consideration — Enstar Ordinary Shares” beginning on page 80 of this Proxy Statement.
Company RSU Awards.   Each Company RSU Award will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying Enstar Ordinary Shares. The conversion process will be effectuated as follows:
•
at the First Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company RSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, each Company RSU Award whether vested or unvested, will be deemed to be fully vested and non-forfeitable and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time.

Notwithstanding the treatment of the Company RSU Awards in connection with the Mergers described above, any Company RSU Awards granted on or after March 1, 2025 will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Company RSU Awards Granted on or After March 1, 2025” beginning on page 95 of this Proxy Statement.
Earned Company PSU Awards.   Each Company PSU Award respect to which the applicable performance period has been completed before the Third Effective Time will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares. The conversion process will be effectuated as follows:
•
at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, each such Company PSU Award will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time.
Unearned Company PSU Awards.   Each unvested Company PSU Award with respect to which the applicable performance period has not been completed before the Third Effective Time (other than any Special Company PSU Award) will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming actual performance, as prorated based on the days elapsed during the applicable performance period through the Third Effective Time. The conversion process will be effectuated as follows:
•
at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above);

•
at the Third Effective Time, a portion of each such Company PSU Award will vest at actual performance on a prorated basis, based on the portion of the performance period lapsed through the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the vested portion of such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Company PSU Award immediately prior to the First Effective Time, and the remaining unvested portion of such Company PSU Award will be canceled and forfeited without consideration.

Special Company PSU Awards.   Each Special Company PSU Award will be canceled at the Third Effective Time and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming the greater of actual performance and target performance. The conversion process will be effectuated as follows:
•
at the First Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above);

•
at the Third Effective Time, each Special Company PSU Award will vest at the greater of (i) target performance and (ii) actual performance through a truncated performance period ending immediately prior to the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (a) the Third Merger Cash Consideration, multiplied by the vested portion of such Special Company PSU Award, plus (b) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Special Company PSU Award immediately prior to the First Effective Time, and any remaining unvested portion of such Special Company PSU Award will terminate without consideration.

Notwithstanding the treatment of the Special Company PSU Awards pursuant to the Merger Agreement as described above, the Special Company PSU Awards will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Severance and Change in Control Payments — Ms. Gregory” beginning on page 95 of this Proxy Statement.

JSOP:   The treatment of the JSOP will depend on when the First Effective Time occurs.
•
If the First Effective Time occurs on or before the JSOP Vesting Date (as defined above) or, if later, before the JSOP Exchange Date (as defined above), then at the Third Effective Time, the Shares (as defined in the JSOP) will be canceled and converted into the right for (i) Volume Five Limited to receive a cash payment in an amount equal to (a) the Total Cash Consideration minus $205.89, multiplied by (b) the total number of Enstar Ordinary Shares held subject to the JSOP and (ii) the Trustee to receive a cash payment in an amount equal to the amount paid by the Trustee (as defined in the JSOP) to subscribe for the Enstar Ordinary Shares comprised in the Trust Interest (as defined in the JSOP).

•
If the First Effective Time occurs after the JSOP Vesting Date and the interest held by Volume Five Limited vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company will make a cash payment to Mr. Silvester in an amount equal to (i) the total number of Enstar Ordinary Shares that would have been delivered in respect of the portion of the interest held by Volume Five Limited under the JSOP that vested on the JSOP Vesting Date if the relevant share price under the JSOP had been equal to the Total Cash Consideration minus the total number of Enstar Ordinary Shares actually delivered in respect of the JSOP on or after the JSOP Vesting Date, multiplied by (ii) the Total Cash Consideration.

Q:
When do you expect the Mergers to be consummated?

A:
Enstar and Parent are working toward consummating the Mergers as quickly as possible. Assuming the timely receipt of required regulatory clearances and satisfaction or waiver (in accordance with the terms of the Merger Agreement) of other closing conditions, including approval by Enstar shareholders of the Merger Proposal, we anticipate that the Mergers will be completed by mid-2025.

Q:
Are there any other risks to me from the Mergers that I should consider?

A:
Yes. There are risks associated with all business combinations, including the Mergers. See the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 39 of this Proxy Statement.

Q:
Am I entitled to appraisal rights under Bermuda Law?

A:
Yes. Under Bermuda law, Enstar shareholders of record have rights of appraisal, pursuant to which those Enstar shareholders who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their Enstar Shares may within one month of the giving of the notice of the Special Meeting (delivered with this Proxy Statement) apply to the Supreme Court of Bermuda for an appraisal of the fair value of their Enstar Shares, pursuant to Section 106 of the Companies Act. See the sections of this Proxy Statement titled “Appraisal Rights” for a more detailed description of the appraisal rights available to Enstar shareholders.

Q:
Why did Enstar choose to hold a virtual Special Meeting?

A:
The Board decided to hold the Special Meeting virtually in order to facilitate Enstar shareholder attendance and participation by enabling Enstar shareholders to participate fully, and equally, from virtually any location around the world, at no cost. However, you will bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Q:
What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:
If Enstar experiences technical difficulties during the Special Meeting (e.g., a temporary or prolonged power outage), it will determine whether the Special Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Special Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, Enstar will promptly notify Enstar shareholders of the decision via the virtual meeting website.

Technical support will be ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. Contact information for technical support will appear on the virtual meeting login page prior to the start of the Special Meeting.
Q:
How can I obtain more information about Enstar?

A:
You can find more information about Enstar from various sources described in the section entitled “Where You Can Find More Information” beginning on page 173 of this Proxy Statement.

Q:
Who can help answer my questions?

A:
If you have any questions concerning the Mergers, the Special Meeting or this Proxy Statement, would like additional copies of this Proxy Statement or need help voting your Enstar Shares, please contact the Company’s proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders May Call: (877) 750-5836 (TOLL-FREE from the United States and Canada)
or +1 (412) 232-3651 (from other locations)
Banks and Brokers May Call Collect: (212) 750-5833

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement, and the documents to which Enstar refers you in this Proxy Statement, as well as information included in oral statements or other written statements made or to be made by Enstar or on its behalf, contain certain forward-looking statements. Statements that include words such as “estimate,” “project,” “plan,” “intend,” “expect,” “anticipate,” “believe,” “would,” “should,” “could,” “seek,” “may,” “will” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. These statements include statements regarding the intent, belief or current expectations of the Company and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including those related to the satisfaction of any post-closing regulatory requirements.
Risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, in addition to those identified above, include: (i) the completion of the Mergers on the anticipated terms and timing, (ii) the satisfaction of other conditions to the completion of the Mergers, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the Mergers and may decline if the Mergers are not completed; (iv) potential litigation relating to the Mergers that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Mergers (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the Mergers; (vi) the ability of the Company to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the Mergers and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Mergers; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Mergers that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Mergers that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the Mergers may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the Mergers; (xv) the response of competitors to the Mergers; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Mergers, including in circumstances requiring the Company to pay a termination fee; (xvii) the risk that an active trading market for the newly issued preferred shares that our holders of the depositary shares representing Enstar Preferred Shares will receive in the Mergers does not exist and may not develop; (xviii) those risks and uncertainties set forth under the headings “Forward Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xix) those risks described in or incorporated by reference in this Proxy Statement.
The Company cautions you that the important factors referenced above may not contain all the factors that are important to you. There can be no assurance that the Mergers will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, or to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this Proxy Statement that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

SPECIAL FACTORS
The discussion of the Mergers in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this Proxy Statement and is incorporated into this Proxy Statement by reference. The following description of the Merger Agreement is a summary only. You are encouraged to read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Mergers. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this Proxy Statement.
Additional information about Enstar may be found elsewhere in this Proxy Statement and in our other public filings. See the section entitled “Where You Can Find More Information” beginning on page 173 of this Proxy Statement.
Parties Involved in the Mergers
Enstar Parties
Enstar Group Limited (Enstar)
Enstar is a leading global (re)insurance group that offers capital release solutions through our network of group companies. We seek to create value by managing (re)insurance companies and portfolios of (re)insurance and other liability business in run-off and striving to generate an attractive risk-adjusted return from our investment portfolio. Enstar was formed in 1993, as one of the world’s first standalone “run-off” insurance companies. By 2007, the Company became Enstar Group Limited, and listed on NASDAQ under the ticker ESGR.
Enstar Ordinary Shares are currently listed on NASDAQ under the symbol “ESGR” and depositary shares, each representing a 1/1,000th interest in our Series D Preferred Shares or our Series E Preferred Shares are listed under the symbols, “ESGRP,” and “ESGRO,” respectively on NASDAQ.
Enstar’s executive offices are located at A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda. Enstar’s telephone number is (441) 292-3645 and its corporate website is http://www.enstargroup.com.
Deer Ltd. (New Company Holdco)
New Company Holdco is an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned subsidiary of the Company and was formed on July 26, 2024, solely for the purpose of entering into the Merger Agreement and engaging in the Transactions, and has not engaged in any business activities other than in connection with the Transactions. Upon completion of the Second Merger, New Company Holdco will merge with and into the Company and will cease to exist.
New Company Holdco’s executive offices are located at A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda and its telephone number is (441) 292-3645.
Deer Merger Sub Ltd. (Company Merger Sub)
Company Merger Sub is an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned subsidiary of New Company Holdco and was formed on July 26, 2024, solely for the purpose of entering into the Merger Agreement, and engaging in the Transactions, and has not engaged in any business activities other than in connection with the Transactions. Upon completion of the First Merger, Company Merger Sub will merge with and into the Company and will cease to exist.
Company Merger Sub’s executive offices are located at A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda and its telephone number is (441) 292-3645.

Buyer Parties
Elk Topco, LLC
Elk Topco, LLC is a limited liability company existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and the related financing transactions. Elk Topco, LLC has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions and arranging of financing in connection with the Mergers. Upon completion of the Third Merger, Elk Topco, LLC will indirectly own all Enstar Ordinary Shares.
Elk Parent Limited
Elk Parent Limited is an exempted company limited by shares existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and the related financing transactions. Elk Parent Limited has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions and arranging of financing in connection with the Mergers. Elk Parent Limited is the sole shareholder of Parent. Upon completion of the Third Merger, Elk Parent Limited will indirectly own all Enstar Ordinary Shares.
Elk Bidco Limited (Parent)
Parent is an exempted company limited by shares existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and the related financing transactions. Parent has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions and arranging of financing in connection with the Mergers. Upon completion of the Third Merger, Parent will directly own all Enstar Ordinary Shares.
Elk Merger Sub Limited (Parent Merger Sub)
Parent Merger Sub is an exempted company limited by shares existing under the laws of Bermuda and a direct, wholly-owned subsidiary of Parent and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions. Upon completion of the Third Merger, Parent Merger Sub will merge with and into the Company and will cease to exist.
The Buyer Parties’ principal executive office is located at Walkers Corporate (Bermuda) Limited of Park Place, 55 Par-la-Ville Road, Hamilton, HM 11, Bermuda and their phone number is +1 441 242 1500.
In connection with the Transactions, affiliates of the Sixth Street Filing Parties have provided Parent with an equity commitment of up to approximately $3.51 billion, which will be available, together with the Debt Financing and Preferred Equity Financing, to fund the Third Merger Cash Consideration and to pay the fees, expenses and other amounts required to be paid in connection with the closing of the Third Merger by the Company and the Buyer Parties. For more information, please see the section entitled “Special Factors — Financing of the Mergers” beginning on page 99 of this Proxy Statement.
Sixth Street Filing Parties
Each of Elk Evergreen, Elk Cypress and Sub-Fund HoldCo is a Delaware limited liability company. Sub-Fund HoldCo is the sole member of TAO SPV GP, LLC, which is the manager of Elk Evergreen and Elk Cypress, each of which directly holds Enstar Ordinary Shares. Sub-Fund HoldCo is managed by its sole member, whose managing member is Alan Waxman, a United States citizen. The Merger Agreement permits the Enstar Ordinary shares held by Elk Evergreen and Elk Cypress to either be converted into the right to receive the Total Cash Consideration and cancelled or “rolled over” into equity of Elk Topco, LLC. It has been determined that such Enstar Ordinary Shares held by Elk Cypress and Elk Evergreen will be converted into the right to receive the Total Cash Consideration and cancelled, and thus, Elk Cypress and Elk Evergreen will not have any economic or beneficial interest in the post-closing private company. The principal business of each of the Sixth Street Filing Parties is investment. During the last five years, none of the

Sixth Street Filing Parties has (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws. The principal executive office of each of the Sixth Street Filing Parties is c/o Sixth Street Partners, LLC, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201 and their phone number is (469) 621-3001.
The Sixth Street Filing Parties are affiliated with Sixth Street, a global investment firm headquartered in the United States.
CEO Filing Party
Dominic F. Silvester is the Chief Executive Officer and a director of the Company. Concurrently with the execution and delivery of the Merger Agreement, the CEO Filing Party entered into the Support Agreement with Elk Evergreen, Elk Cypress, and TopCo, pursuant to which, among other things, the CEO Filing Party has agreed to support the transactions contemplated by the Merger Agreement and vote in favor of the matters to be submitted to Enstar shareholders in connection with the Mergers, including the adoption of the Merger Agreement, and against any Acquisition Proposal. Also pursuant to the Support Agreement, the CEO Filing Party has agreed to the Reinvestment. The Support Agreement will terminate upon the valid termination of the Merger Agreement in accordance with its terms. The CEO Filing Party has not (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws. The principal business address for Mr. Silvester is c/o Enstar Group Limited, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda.
Background of the Mergers
The following chronology summarizes certain key meetings and events that led to the signing of the Merger Agreement.
The Board, along with representatives of Company management, regularly meet and consider, on an ongoing basis, the Company’s long-term strategy and the range of strategic opportunities available to the Company to strengthen its business and to enhance shareholder value, including potential financing opportunities, investment opportunities, acquisitions, divestitures, joint ventures and strategic partnerships and other strategic transactions.
Starting in late-2021, the Board undertook a process to review and consider potential strategic opportunities for the Company, including a sale of the Company and strategic collaborations or joint venture transactions with the Company. As part of this process, the Company from February to April 2022 entered into mutual nondisclosure agreements with four counterparties, including Sixth Street, and provided each of such parties with certain non-public information regarding the Company and held discussions with representatives of each of such parties regarding the Company’s business. Following discussions with, and due diligence review of the Company by, such parties, only one party (“Party A”), which was not Sixth Street, submitted an initial non-binding proposal to acquire the outstanding Enstar Ordinary Shares. Such offer appeared to imply a price between approximately $278 to $305 per Enstar Ordinary Share, as calculated by the Company and its advisors based on the most recently publicly available information of the number of Enstar Ordinary Shares outstanding as of the date of the proposal (which is not comparable to the number of Enstar Ordinary Shares currently outstanding due to subsequent repurchases).
On June 17, 2022, with the authorization of the Board, which had reviewed a disclosure letter provided by Goldman Sachs describing its relationships with Sixth Street, Party A and CPPIB, the Company formalized the engagement of Goldman Sachs, which had acted as the Company’s financial advisor in connection with the Company’s prior discussions with various parties, to continue to act as the Company’s financial advisor.

After discussion and diligence review by Party A, which continued until the third quarter of 2022, Party A communicated that it would not continue to pursue any strategic transaction or collaboration with the Company.
Thereafter, members of Company management and representatives of Sixth Street engaged in periodic informal discussions regarding the Company and the insurance industry.
As part of its ordinary course capital return program, the Board regularly considers potential repurchases of Enstar Ordinary Shares and from April 2022 until the execution of the Merger Agreement, the Company repurchased Enstar Ordinary Shares and non-voting convertible ordinary shares of the Company having an aggregate value of approximately $650 million.
In early 2023, representatives of Canada Pension Plan Investment Board (“CPPIB”), a shareholder of the Company, informed the Board that CPPIB was interested in decreasing its stake in Enstar, including, among other things, the Company repurchasing certain of CPPIB’s interest. In March 2023, the Company repurchased 1,597,712 of the Company’s non-voting convertible ordinary shares held by CPPIB. Thereafter, the Company engaged in discussions with CPPIB regarding other ways in which CPPIB could further decrease its stake in the Company.
In June 2023, a representative of Sixth Street informed Dominic Silvester, Chief Executive Officer of Enstar, and another member of Company management that Sixth Street would be interested in acquiring a potential minority investment in the Company.
Between June 2023 and August 2023, Company management and Sixth Street representatives engaged in discussions regarding Sixth Street’s interest in a minority investment in the Company and Sixth Street’s review of publicly filed information of the Company.
On August 10, 2023, the Company and Sixth Street entered into a new mutual nondisclosure agreement and, thereafter, the Company provided Sixth Street certain non-public information regarding the Company and held discussions with representatives of Sixth Street regarding the Company’s business to allow Sixth Street to consider an investment in the Company and to undertake due diligence in connection therewith.
Between August 2023 and September 2023, members of Company management and the Board discussed and evaluated ways in which CPPIB could decrease its stake in the Company and Sixth Street’s interest in a minority investment in the Company and explored ways to partner the two parties to avoid any negative impact on the trading price of Enstar’s shares as a result of any substantial open-market sales by CPPIB. Thereafter, between September 2023 and November 2023, members of Company management and representatives of Sixth Street and CPPIB explored the possibility of Sixth Street’s minority investment in the Company being executed through an acquisition by Sixth Street of certain Enstar Ordinary Shares from CPPIB, in connection with which, Sixth Street had requested substantially similar contractual shareholder rights to those held by CPPIB, including a right to designate one representative to the Board.
On November 8, 2023, CPPIB entered into a Purchase Agreement (the “Purchase Agreement”) by and among CPPIB, Elk Evergreen and Elk Cypress (together with Elk Evergreen, the “Sixth Street Shareholders”). Elk Cypress and Elk Evergreen are both entities affiliated with Sixth Street. Pursuant to the Purchase Agreement, the Sixth Street Shareholders agreed to purchase certain Enstar Ordinary Shares from CPPIB (the “Sixth Street Share Purchase”) for approximately $227.20 per Enstar Ordinary Share. Following the completion of the Sixth Street Share Purchase on November 14, 2023, the Sixth Street Shareholders held 4.7% of the outstanding Enstar Ordinary Shares. In connection with the Sixth Street Share Purchase, the Company and the Sixth Street Shareholders entered into (i) a Shareholder Rights Agreement on November 8, 2023 (the “Shareholders Rights Agreement”), pursuant to which the Company agreed to provide the Sixth Street Shareholders with certain contractual shareholder rights that were customary for minority investors, including the right to designate one observer to attend meetings of the Board and (ii) a Registration Rights Agreement, dated as of November 8, 2023, each as more fully described in “Important Information Regarding Enstar — Transactions in Enstar Shares”.
On December 20, 2023, the Board held a regularly scheduled information session to review the Company’s business plan for the upcoming fiscal year. Representatives of Company management and a representative of Sixth Street, as an observer, were in attendance at this session. Company management reviewed with the Board the business plan for the 2024 fiscal year prepared by Company management. The Board discussed with Company management the assumptions in the draft business plan. The Board provided input on the draft business plan, asked for more detail in various areas and instructed Company management to prepare and circulate a revised draft reflecting the Board’s input.
On February 21 and February 22, 2024, the Board held a meeting with representatives of Company management and a representative of Sixth Street, as an observer, in attendance. At the meeting, representatives of Company management discussed with the Board, among other things, the updated draft of the business plan for the 2024 fiscal year and a draft of five-year forecasts prepared by Company management for the fiscal years 2024 to 2028. The Board discussed with Company management the modifications that had been made in the current draft of the business plan for the 2024 fiscal year based on the Board’s questions and comments at the December 20, 2023 information session, including to account for potentially lower future interest rates and to contemplate a potential capital return of $500 million to Company shareholders during fiscal year 2024. Company management also discussed with the Board certain metrics reflected in the revised draft of the business plan for the 2024 fiscal year, including the Company’s Adjusted ROE and projected fully diluted book value per share. At this meeting, the Board also discussed other areas of strategic focus including: capital and liquidity projections, scalability, different potential methodologies for assessing the intrinsic value of the Company, and potential share repurchases and the level of such repurchases considering the low trading volumes of the Enstar Ordinary Shares and the ownership concentration of the Enstar Ordinary Shares.
At this meeting, the non-executive directors of the Board held an executive session during which the directors discussed topics that the Human Resources and Compensation Committee of the Board had discussed earlier that day, including the Board’s ongoing management succession planning efforts, as generally encouraged by the Company’s governance program and its regulators. No representatives of Sixth Street were present at this executive session. As part of such discussions, the directors in attendance noted that the Company had, in 2021 and 2022, with the authorization of the Board, engaged executive search firms to undertake search processes for alternative potential candidates for the Chief Executive Officer role of the Company to be prepared in the event that Mr. Silvester elected not to continue in such role following the expiration of his employment agreement in January 2025 or if a new employment agreement could not be reached between the parties.
During the days of the February 21 and February 22, 2024 Board meeting and in the days before and after, representatives of Sixth Street had discussions with representatives of the Company suggesting that Sixth Street may be interested in making a proposal to acquire the Company.
Following those initial discussions, the Company provided Sixth Street and its representatives with limited access to preliminary diligence materials.
On March 6, 2024, Mr. Silvester met with representatives of Sixth Street, at which they discussed the Company’s business generally, the insurance industry, and Sixth Street’s experience and impressions in its first months as a shareholder of the Company and as having an observer to the Board’s meetings. Representatives of Sixth Street also informed Mr. Silvester that Sixth Street was interested in pursuing a strategic transaction with the Company, assuming that Mr. Silvester would remain as the Chief Executive Officer of the Company in the foreseeable future.
On March 24, 2024, a representative of Sixth Street submitted a written non-binding letter of interest to Robert Campbell, the Chairman of the Board, copying Mr. Silvester (the “March 24 Letter”). The March 24 Letter proposed that Sixth Street would acquire all of the outstanding Enstar Ordinary Shares, other than the Enstar Ordinary Shares already held by Sixth Street and its affiliates, for $327 per Enstar Ordinary Share (which would be $326.83 per Enstar Ordinary Share, on a fully diluted basis and inclusive of all outstanding Enstar Ordinary Shares, Company Restricted Shares, RSU Awards, PSU Awards and Enstar Ordinary Shares subject to the JSOP (the foregoing, with the exception of the Enstar Ordinary Shares, the “Enstar Equity Awards”), and calculated on the assumption that the market price of the Enstar Ordinary Shares subject to the JSOP at both the vesting date and the Realisation Date (as defined in the JSOP) were equal to the offer price (which we refer to as an “as-adjusted fully diluted basis”, calculated, in each case, based on Company management’s then-current view of its capitalization)), with the Company’s preferred shares remaining outstanding. The March 24 Letter implied a total diluted equity valuation of $4,948 million, but also stated that Sixth Street expected the Company to distribute $750 million to its shareholders between the last reported balance sheet date of December 31, 2023 and the closing of any potential transaction and that the offer price in the March 24 Letter would be decreased by any such distributions to shareholders. The March 24 Letter also indicated that all Enstar Equity Awards would be cashed out based on the offer price. The offer price in the March 24 Letter represented (i) a premium of 11.8% to the trading price of the Enstar Ordinary Shares the trading day prior to the receipt of the March 24 Letter, and (ii) an implied price over the 2023 fiscal year end book value (which was then the most recent value available) multiple equal to 0.98x, 0.92x and 0.92x, on an including accumulated other comprehensive income (“AOCI”), excluding AOCI and Management Adjusted Book Value (as defined on page 67) basis, respectively. The March 24 Letter also indicated that Sixth Street intended to finance any potential transaction through a combination of cash from one or more of Sixth Street’s investment vehicles, equity commitments from co-investors and third-party bank financing. The March 24 Letter also indicated that Sixth Street was impressed by the quality of the management team and would be excited to potentially partner with the Company on its next phase of growth.
On March 26, 2024, the Board held an information session, with representatives of Hogan Lovells US LLP (“Hogan Lovells”), long-time legal counsel to the Company, and Goldman Sachs, as financial advisor, in attendance. At the information session, the Board discussed, among other things, the March 24 Letter, which had been shared with the Board in advance of the information session, and the Hogan Lovells representatives reviewed with the Board the directors’ fiduciary duties under Bermuda law (based on the advice of the Company’s Bermuda counsel, Conyers Dill & Pearman Limited (“Conyers”)) when evaluating next steps in connection with the March 24 Letter. No representative of Sixth Street attended this information session or any subsequent meetings or information sessions of the Board related to the Transactions, as an observer or otherwise. The Board determined that it would hold an information session on April 4, 2024 so as to allow the directors time to further consider the March 24 Letter.
Following the Board’s receipt of the March 24 Letter, the Board retained Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul, Weiss”), as legal counsel, in connection with the Board’s consideration of the March 24 Letter and of the Board’s review of other strategic alternatives. The Board chose Paul, Weiss, based on Paul, Weiss’ extensive experience in similar transactions, qualifications and reputation and the fact that Paul, Weiss had not been engaged by the Company for legal services in the past.
On April 3, 2024, representatives of Goldman Sachs delivered an initial relationship disclosure letter to the Board describing its relationships with Sixth Street.
On April 4, 2024, the Board held an information session with the non-recused directors, representatives of Company management, Goldman Sachs, Paul, Weiss, and Hogan Lovells in attendance. Due to the potential for conflicts of interests, as more fully described in “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers ”, directors Dominic Silvester and Orla Gregory, President of Enstar, recused themselves from the information session after having been provided notice of the information session. Mr. Silvester and Ms. Gregory did not attend any subsequent meetings or information sessions of the Board related to the Transactions until the Board meeting held on July 28, 2024.
At the April 4 information session, representatives of Paul, Weiss reviewed with the Board the legal and process considerations in connection with a potential change of control transaction involving the Company and the directors’ fiduciary duties under Bermuda law (based on the advice of Conyers) when considering any such change in control transaction, evaluating next steps in connection with the March 24 Letter and their review of other potential strategic alternatives, including remaining a standalone public company. The Paul, Weiss representatives also discussed with the Board the potential for conflicts of interests and the need to manage any interest of a director or officer in a potential transaction that differed from the Company’s other shareholders.
Also at this information session, representatives of Goldman Sachs reviewed with the Board the financial terms of the March 24 Letter, referring to the March 24 Letter and a presentation that had been shared with the Board in advance of the information session. Representatives of Goldman Sachs also provided a preliminary financial analysis of the Company based on, at the direction of the Board, the Draft Financial Projections (as defined below in the section entitled “Special Factors — Projections” beginning on page 85 of this Proxy Statement). The Board and its advisors engaged in discussions regarding the foregoing, including the risk that the Company’s regulators may not approve the Company issuing a $750 million dividend in light of the fact that the Company had only discussed a capital return amount of $500 million for the 2024 fiscal year with its regulators to date, and if a $750 million dividend was a condition to the closing of a transaction, as contemplated by the March 24 Letter, then there was a risk that such closing condition would not be satisfied. The Board noted that the Company would have the opportunity to discuss this matter with the BMA, as its group supervisor, ahead of entering into definitive agreements with Sixth Street.
The Board then considered whether or not to engage in discussions with Sixth Street. The Board discussed, among other things, (i) that the March 24 Letter was Sixth Street’s initial offer and it was likely that a higher price per Enstar Ordinary Share could be obtained through negotiation, (ii) Sixth Street’s proposal that the Enstar Equity Awards would be cashed out in a potential transaction, (iii) that the offer had to be considered as compared to the Company’s standalone plan, the execution of which also had risks associated with it, including among others, potential senior management changes within the next year, given that Mr. Silvester’s employment agreement expires in January 2025, and (iv) that the offer price in the March 24 Letter was below the then-current book value of the Company, and the Board considered that the book-value of the Company was likely to increase further by the time of a signing, or a closing, of a potential transaction, which could mean that the offer price may be at a greater discount to the book value of the Company at the time of a signing, or a closing, of a potential transaction.
The Board also considered, if the Board did desire to engage in discussions with Sixth Street, whether to explore third party interest in a transaction involving the Company prior to or at the same time as engaging in such discussions. In these considerations, the Board noted, among other things, (i) the limited number of third parties that could be interested in a potential strategic transaction with the Company in light of the size of the Company and specialization of the Company’s business (as demonstrated by the lack of interest expressed by potential counterparties since the Company’s strategic review process and discussions in 2021 and 2022), (ii) the risk of a market leak, which would be exacerbated by the Company having discussions with more than one potential counterparty regarding any strategic transaction involving the Company, that could result in business instability, uncertainty and harm to the Company’s relations with employees and third parties and less certainty in executing a transaction with Sixth Street, and (iii) the fact that pursuing a strategic transaction of the type contemplated by the March 24 Letter would provide the Company’s shareholders a liquidity event that may be appealing given the limited trading volume of the Enstar Ordinary Shares, which itself had partially contributed to volatility in the Company’s share price over time.
Also at that information session, Company management reviewed with the Board a draft of certain financial projections of the Company for fiscal years 2024 to 2028 (the “Draft Financial Projections”). Company management explained that the Draft Financial Projections were prepared based on the five-year forecasts that Company management reviewed with the Board on February 21 and 22, 2024 as discussed above, but with certain modifications, including (i) updated interest rate assumptions to match the forward Bloomberg curve, (ii) updated assumptions with respect to M&A activity to reflect that there had yet to be any M&A transactions entered into in fiscal year 2024 and (iii) an updated potential capital return assumption of $250 million to Company shareholders in fiscal year 2024 as opposed to $500 million included in the prior draft, to reflect that there had yet to be any share repurchases in the first quarter of 2024. At the information session, the Board also discussed the sensitivity of the Draft Financial Projections to capital return assumptions for fiscal years 2024 to 2028 and requested that Goldman Sachs, purely for illustrative purposes, perform certain financial analysis of the Company based on a sensitivity case that reflected the Draft Financial Projections adjusted solely to reflect capital return assumptions that were twice as high in each of fiscal years 2024 to 2028 as compared to the level of capital return assumptions contemplated in the Draft Financial Projections.
After discussion and deliberation, the Board instructed Mr. Campbell and representatives of Goldman Sachs to inform Sixth Street, which Mr. Campbell and the Goldman Sachs representatives did promptly following the information session, that Sixth Street needed to increase its offer price to engage in further discussions with the Board and that without the prior approval of the Board, Sixth Street was not permitted to discuss any terms of any potential transaction with Company management.
On April 7, 2024, a representative of Sixth Street submitted a revised written non-binding letter of interest to Mr. Campbell (the “April 7 Letter”), which submission did not include and was not provided to Mr. Silvester. The April 7 Letter proposed that Sixth Street would acquire all of the outstanding Enstar

Ordinary Shares, other than the Enstar Ordinary Shares already held by Sixth Street and its affiliates, for a total diluted equity valuation of $5,100 million, which implied a per share price of $336.62 per Enstar Ordinary Share on an as-adjusted fully diluted basis, with the Company’s preferred shares remaining outstanding. The April 7 Letter also stated that Sixth Street expected the Company to distribute $500 million to its shareholders between the last reported balance sheet date prior to the signing of any definitive transaction documentation and the closing of any potential transaction. The April 7 Letter also indicated that all Enstar Equity Awards would be cashed out based on the offer price. Based on the implied per share price of $336.62, the offer price in the April 7 Letter represented (i) a premium of 15.1% to the trading price of the Enstar Ordinary Shares the day prior to the receipt of the March 24 Letter and (ii) an implied price over the 2023 fiscal year end book value multiple equal to 1.01x, 0.95x and 0.95x, on an including AOCI, excluding AOCI and Management Adjusted Book Value basis, respectively. The April 7 Letter also stated that any definitive transaction agreement would not include a “go-shop” period during which the Company could solicit alternative proposals from a third party and included a request for the Company to execute an exclusivity agreement, pursuant to which the Company would engage in exclusive discussions with Sixth Street regarding a strategic transaction involving the Company until May 9, 2024.
Also on April 7, 2024, representatives of Simpson Thacher & Bartlett LLP (“Simpson Thacher”), legal counsel to Sixth Street, sent to representatives of Paul, Weiss an initial draft of an exclusivity agreement contemplating an exclusivity period until May 9, 2024.
On April 9, 2024, the Board held an information session with the non-recused directors, Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. Representatives of Goldman Sachs reviewed with the Board the financial terms of the April 7 Letter, referring to the April 7 Letter and a presentation that had been shared with the Board in advance of the information session, and how such terms compared to the terms of the March 24 Letter. The Board noted that the April 7 Letter was a significant improvement from the March 24 Letter as it contemplated a higher offer price per Enstar Ordinary Share and a lower distribution to shareholders by the Company as part of the consideration to Enstar shareholders, which, in light of potential regulatory restraints on the Company’s ability to issue dividends, would increase the closing certainty of the potential transaction.
Also at the April 9 information session, the Board discussed with Company management and the Company’s advisors, in addition to the considerations the Board discussed at its information session held on April 4, 2024, (i) the benefits of entering into an exclusivity agreement with Sixth Street to facilitate its review of a potential transaction with the Company, (ii) whether granting exclusivity would deprive the Company of an opportunity to engage with other potential counterparties, and (iii) alternative methods to explore third-party interest including in a “go-shop” period following the signing of any definitive transaction documentation.
After discussion and deliberation of the foregoing, the Board instructed representatives of Goldman Sachs to, as a negotiating tactic to try to maximize shareholder value, respond to Sixth Street with a counteroffer at a price of $343 per Enstar Ordinary Share, which the Board believed was on the higher range of prices that Sixth Street may be willing to consider, and to include a “go-shop” period, which the Goldman Sachs representatives did promptly following the information session.
Later on April 9, 2024, a representative of Sixth Street submitted a revised written non-binding letter of interest to Mr. Campbell (the “April 9 Letter”, collectively with the March 24 Letter and the April 7 Letter, the “Offer Letters”), which submission did not include and was not provided to Mr. Silvester. The April 9 Letter proposed that Sixth Street would acquire all of the outstanding Enstar Ordinary Shares, other than the Enstar Ordinary Shares already held by Sixth Street and its affiliates, for $338.00 per Enstar Ordinary Share (which was also $338.00 per Enstar Ordinary Share on an as-adjusted fully diluted basis), with the Company’s preferred shares remaining outstanding. The April 9 Letter stated that the proposed transaction would value the Company at $5,121 million (and such offer price also implied an equity valuation of $5,121 million on an as-adjusted fully diluted basis) and also stated that Sixth Street expected the Company to distribute $500 million to its shareholders between the last reported balance sheet date prior to the signing of any definitive transaction documentation and the closing of any potential transaction. The offer price in the April 9 Letter represented (i) a premium of 15.6% to the trading price of the Enstar Ordinary Shares the day prior to the receipt of the March 24 Letter and (ii) an implied price over the 2023 fiscal year end book value multiple equal to 1.02x, 0.96x and 0.95x, on an including AOCI, excluding AOCI and

Management Adjusted Book Value basis, respectively. With the April 9 Letter, Sixth Street reiterated its request to enter into an exclusivity agreement until May 9, 2024. The April 9 Letter also proposed that any definitive documentation would include (i) a termination fee equal to $102 million payable by the Company to Sixth Street in the event that the Company enters into a definitive agreement for a potential transaction with a third party during the “go-shop” period and (ii) a “go-shop” period of 25 days.
On April 10, 2024, the Board held an information session with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. Representatives of Goldman Sachs reviewed with the Board the financial terms of the April 9 Letter, referring to the April 9 Letter and a presentation that had been shared with the Board in advance of the information session, and how such terms compared to the terms of the April 7 Letter and the March 24 Letter. Representatives of Goldman Sachs noted that representatives of Sixth Street had communicated to them verbally that the offer price included in the April 9 Letter represented the best and final offer from Sixth Street.
During the information session, the Board discussed, in addition to the considerations the Board discussed at its prior meetings and information sessions, that the offer price in the April 9 Letter was an improvement from the April 7 Letter.
At the information session, the Board also considered, with input from its advisors, Sixth Street’s proposal on the “go-shop” period. The Board discussed, among other things, (i) the Company having meaningful negotiations with any such third party during a 25-day “go-shop” period, (ii) the customary lengths of “go-shop” periods and termination fees in deals in the insurance industry and deals of the size and type similar to any potential transaction with Sixth Street, and (iii) given the limited number of third parties that could be interested in a potential strategic transaction with the Company (due to the size of the Company and specialization of the Company’s business and as demonstrated by the Company’s strategic review process and discussions in 2021 and 2022), the Board’s continued belief that there was no expectation of any meaningful discussions with other third parties regarding a strategic transaction at this time and the low likelihood of an exclusivity period depriving the Company of an opportunity to meaningfully engage with other potential counterparties.
Following discussion and deliberation, the Board (i) directed the Goldman Sachs representatives to inform Sixth Street that the Company was willing to negotiate the terms of a transaction at $338 per Enstar Ordinary Share and with a termination fee of $102 million to be payable during the “go-shop” period, subject to the go-shop period being a longer period (which the Goldman Sachs representatives did promptly following the information session), and (ii) authorized Company management and representatives of Paul, Weiss to negotiate a longer “go-shop” period of 30 days or more, which would be customary for deals in the insurance industry and deals similar in size and type to any potential transaction with Sixth Street, and an exclusivity agreement with Sixth Street, with a exclusivity period until May 9, 2024.
Between April 10, 2024 and April 14, 2024, representatives of Paul, Weiss and representatives of Simpson Thacher negotiated an exclusivity agreement and an amended and restated mutual nondisclosure agreement. On April 14, 2024, the Company and Sixth Street agreed that any definitive agreement would include a “go-shop” period of 35 days.
On April 12, 2024, Sixth Street and its representatives were provided with access to an electronic data room containing additional non-public information of the Company.
Following April 14, 2024 until the signing date there were various discussions regarding the potential transaction among the representatives of the Company and representatives of Sixth Street, along with their respective financial advisors and legal counsel, and during the week of May 15, 2024, representatives of Sixth Street informed representatives of the Company that Sixth Street had completed its diligence.
On April 16, 2024, the Company and Sixth Street entered into the exclusivity agreement providing that the Company would engage in exclusive discussions with Sixth Street until 11:59 p.m. on the earlier of May 9, 2024 or the date on which Sixth Street notified the Company in writing that it no longer wished to pursue the transaction (the “Exclusivity Agreement”).

Additionally, on April 16, 2024, the Board held an information session with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. Representatives of Goldman Sachs provided the Board with an update on the status of negotiations with Sixth Street regarding a potential transaction, noting that Sixth Street had informed representatives of Goldman Sachs that Sixth Street had begun discussions with 13 potential equity financing sources, which were approved by the Company, and expected to provide the Board updates on such discussions on a continuing basis. Representatives of Goldman Sachs also relayed to the Board that Sixth Street had requested to contact Stone Point and Mr. Silvester to begin preliminary discussions to understand whether Stone Point or Mr. Silvester would be interested in participating in any potential transaction between Sixth Street and the Company by “rolling over” some or all of their existing equity interests in the Company into the post-closing private company. The Board and its advisors discussed, among other things, that (i) Stone Point held 9.5% of the Enstar Ordinary Shares and Mr. Silvester held 4.3% of the Enstar Ordinary Shares and that allowing such discussions could increase transaction certainty by reducing the total amount of capital that Sixth Street would need to raise and could signal to other potential financing sources that some of the largest shareholders of the Company were supportive of the transaction, and (ii) due to their respective holdings, if Stone Point were to be interested in “rolling over” some or all of their existing equity interests in the Company, any such change in its plans or proposals regarding its investment in the Company would require certain additional public disclosure under SEC rules, which would make public the fact that the Company is evaluating a potential transaction and result in the same negative impacts as a leak of the same information.
Following these discussions, the Board (i) determined that although it would be willing to agree to Sixth Street commencing discussions with Stone Point and Mr. Silvester in the process, it was too early to do so and that the Board would re-evaluate these requests once Sixth Street was further along in its financing efforts, and (ii) given that Sixth Street needed to raise additional equity commitments from co-investors to finance any potential transaction and to facilitate such outreaches, authorized Mr. Campbell to approve Sixth Street contacting additional financing sources, provided that each such financing source was bound by an appropriate obligation of confidentiality to minimize leak risk and protect the Company’s proprietary information, and to approve any discussions between Sixth Street’s financing sources and Company management.
On April 29, 2024, representatives of Paul, Weiss sent an initial draft of the Merger Agreement to representatives of Simpson Thacher, which provided for, among other things: (i) obligations for both Sixth Street and the Company to use reasonable best efforts to obtain required regulatory approvals, except that Sixth Street would not be required to take any actions that would reasonably be expected to result in a Parent Material Adverse Effect or a Company Material Adverse Effect (each as defined in the section entitled “Terms of the Merger Agreement — Representations and Warranties” beginning on page 125 of this Proxy Statement), (ii) reflecting the approach taken in the Offer Letters, that each Enstar Equity Award would be canceled and cashed out at a price equal to, or based on, as applicable, the merger consideration, (iii) a reverse termination fee equal to 8.0% of the total equity value of the Company payable by Sixth Street to the Company if the Merger Agreement is terminated because Sixth Street was unable to obtain its necessary financing, (iv) a termination fee equal to 2.75% of the Company’s total equity value payable by the Company to Sixth Street if the Merger Agreement is terminated by Parent if there was a Board Recommendation Change (as defined in the section entitled “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement) or following the “go-shop” period by the Company to enter into a Superior Proposal (as defined in the section entitled “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement), and (v) a termination fee equal to $102 million payable by the Company to Sixth Street if the Company terminates the Merger Agreement during the go-shop period to enter into a Superior Proposal.
On May 2, 2024, the Board held a meeting with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. Prior to representatives of Goldman Sachs joining the meeting, the Board discussed and approved an amendment proposed by the Company to Goldman Sachs’ engagement letter, originally entered into on June 17, 2022 (the “2022 Engagement Letter”) to adjust the methodology for calculating fees in a manner that reduced the fees payable to Goldman Sachs in connection with any strategic transaction involving the Company. The Company and Goldman Sachs executed the amendment to the 2022 Engagement Letter on May 20, 2024.

Representatives of Goldman Sachs provided the Board an update on the status of discussions with Sixth Street, including Sixth Street’s equity financing and debt financing efforts in respect of the potential transaction. Representatives of Goldman Sachs noted that (i) Sixth Street had contacted 21 approved potential equity financing sources, but had not yet received any firm commitments from any such parties, although it had received positive indications of interests so far, (ii) the process had taken longer than expected due to the need to negotiate individual confidentiality agreements with such potential financing sources, leading to delays in information sharing, and (iii) a number of such potential financing sources had declined to participate in a potential transaction involving the Company due to differing strategic priorities. Representatives of Goldman Sachs noted that, given this slower-than-expected progress, the exclusivity period in the Exclusivity Agreement was set to expire on May 9, 2024 and that representatives of Sixth Street had requested a modest extension of the exclusivity period.
Representatives of Paul, Weiss reviewed with the Board the key terms of the draft Merger Agreement that representatives of Paul, Weiss shared with representatives of Simpson Thacher on April 29, 2024. The Board asked questions of and engaged in further discussion with representatives of Company management and representatives of Paul, Weiss regarding the terms of the draft Merger Agreement.
Also at the meeting, representatives of Company management reviewed with the Board the Company’s projected liquidity position in 2024 and the feasibility of a $500 million dividend as part of the merger consideration to Company shareholders.
The Board discussed and considered, among other things, (i) that the Board continued to believe the offer price of $338 per Enstar Ordinary Share represented a compelling shareholder value, (ii) the delays in providing explicit commitments due to negotiation of confidentiality agreements were a function of the transaction process and that Sixth Street had received positive indications of interest, and (iii) that the Board believed that Sixth Street remained capable of raising the necessary financing commitments.
Following these discussions, the Board instructed Mr. Campbell, Company management and its advisors to negotiate with Sixth Street and execute an amendment to the Exclusivity Agreement to provide for an extension of the exclusivity period to May 24, 2024, with Mr. Campbell and Company management having the option to further extend, if Company management believed that Sixth Street continued to be making progress and operating in good faith, to May 31, 2024.
On May 9, 2024, the Company and Sixth Street entered into an agreement to amend the Exclusivity Agreement to extend the exclusivity period until May 24, 2024, with the Company having an option to further extend the exclusivity period to May 31, 2024.
On or about May 10, 2024, Sixth Street and its advisers completed their due diligence review of the Company.
On May 13, 2024, the Board held an information session with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. Due to potential conflicts of interest that could arise due to Sixth Street’s interest in beginning discussions with Stone Point regarding its participation in a potential transaction, James Carey recused himself from the information session after having been provided notice of the information session. Mr. Carey did not attend any subsequent meetings or information sessions of the Board related to the Transactions until the Board meeting held on July 28, 2024. At the information session, representatives of Goldman Sachs provided the Board with an update on discussions with Sixth Street, noting that although Sixth Street’s financing efforts continued to take longer than anticipated, Sixth Street had informed representatives of Goldman Sachs that it had made meaningful progress in its financing efforts. Having contacted and engaged with more than 30 approved potential equity financing sources, Sixth Street believed that it would be able to provide the Company with a more fulsome update, and potentially with firm commitments, in the upcoming weeks.
From May 16, 2024 until the execution of the Merger Agreement, Company management, at the request of Sixth Street, and after Sixth Street had entered into an appropriate confidentiality agreement with such parties, held various discussions regarding the Company’s business with potential equity financing sources identified by Sixth Street.

On May 20, 2024, representatives of Simpson Thacher shared a revised draft of the Merger Agreement with representatives of Paul, Weiss. The key open issues in the revised draft included, among other things: (i) the non-occurrence of defaults and the receipt of change of control consents under the Company’s existing debt agreements, and the receipt of a waiver from a counterparty to the Company’s reinsurance agreements of such counterparty’s rights to terminate such agreements, as conditions to closing, (ii) that Sixth Street would not be required to take any actions to obtain required regulatory approvals if such actions would materially and adversely affect the aggregate economic benefits reasonably anticipated by Sixth Street from the potential transaction, (iii) a reverse termination fee equal to 5.0% of the total equity value of the Company payable by Sixth Street to the Company if the merger agreement was terminated because Sixth Street was unable to obtain its necessary financing, and (iv) a termination fee equal to 3.5% of the total equity value of the Company payable by the Company to Sixth Street following the “go-shop” period by the Company to enter into a Superior Proposal or by Parent if there was a Board Recommendation Change.
On May 22, 2024, the Board held an information session with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. At the information session, representatives of Goldman Sachs provided the Board an update on Sixth Street’s financing efforts and noted that Sixth Street had contacted more than 30 approved potential equity financing sources and had received indications from multiple parties in which Sixth Street had a high degree of confidence as to a significant portion of the desired equity co-investment. The Goldman Sachs representatives also noted that Sixth Street would likely require additional co-investors in order to fully finance any potential transaction. The Board and representatives from Goldman Sachs also discussed Sixth Street’s prior request to initiate discussions with Mr. Silvester and Stone Point in order to understand their interest in potentially participating in a transaction between Sixth Street and the Company.
At that information session, representatives of Goldman Sachs noted that the exclusivity period, as extended on May 9, 2024, under the Exclusivity Agreement was set to expire in two days, and that although Sixth Street had not yet requested another extension, that it was likely that Sixth Street would request another extension in the next day or two. The Board considered (i) the Board’s belief that Sixth Street was able to raise the necessary commitments to fully finance the potential transaction, as discussed in prior Board meetings and information sessions and given the various discussions Company management had to date with potential equity financing sources and (ii) the Company’s preliminary discussions with the BMA regarding the proposed transaction to date.
After discussion and deliberation, the Board determined, and instructed its advisors (i) to negotiate an extension to the exclusivity period if Sixth Street requested another extension, and in order to limit the restrictions and to incentivize Sixth Street to raise funds expeditiously, to extend the exclusivity period initially to June 7, 2024, with the Company having an option to further extend the exclusivity period to June 30, 2024, and (ii) inform Sixth Street (which its advisors did promptly following the information session) that it was still premature to allow Sixth Street to initiate discussions with either Stone Point or Mr. Silvester regarding the terms of a potential transaction in respect of the Enstar Ordinary Shares they held at this time, but that it would authorize Sixth Street to have a preliminary discussion with Mr. Silvester and Stone Point regarding the disclosure obligations under SEC rules and a preliminary discussion with Stone Point regarding potential debt financing by Stone Point in connection with the potential transaction.
On May 24, 2024, after receiving a request from Sixth Street to extend the exclusivity period under the Exclusivity Agreement, the Company and Sixth Street entered into an agreement to amend the Exclusivity Agreement to extend the exclusivity period to June 7, 2024, with the Company having an option to further extend the exclusivity period to June 30, 2024.
From May 24, 2024 until the execution of the Merger Agreement on July 29, 2024, the parties and their respective legal advisors exchanged several drafts of, and engaged in numerous discussions and negotiations concerning, the terms of the Merger Agreement and the key open issues in the Merger Agreement as summarized above. The final terms as agreed to by the parties are summarized in the section entitled “Terms of the Merger Agreement” beginning on page 118 of this Proxy Statement.
On June 14, 2024, the Board held an information session with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. At the information session, representatives of Goldman Sachs provided the Board an update on

Sixth Street’s fundraising, noting that Sixth Street had contacted more than 60 approved potential equity financing sources and had received indications from approximately ten parties in which Sixth Street had a high degree of confidence in an aggregate amount representing a substantial portion of the desired equity co-investment. Representatives of Paul, Weiss reviewed with the Board the status of the negotiation of the definitive transaction documents to date, noting that the parties had made progress on the Merger Agreement but that documents related to Sixth Street’s financing had not yet been provided by Sixth Street. The Board noted that the exclusivity period had been extended a number of times and that the current exclusivity period was set to expire on June 30, 2024. The Board determined to reconvene on June 28, 2024 to hear further updates on the negotiation with Sixth Street and Sixth Street’s financing progress.
On June 24, 2024, representatives of Paul, Weiss held a telephone call with representatives of Simpson Thacher to discuss the terms of the potential transaction, including a different transaction structure for the potential transaction. The alternative transaction structure would provide that, instead of the Company issuing a dividend equal to $500 million, the potential transaction would be structured to include a reorganization of the Company during which the Company shareholders would receive an aggregate amount equal to $500 million as a return from Enstar’s balance sheet as consideration in such reorganization, followed by a reverse triangular merger with a wholly owned subsidiary of Sixth Street.
On June 28, 2024, the Board held an information session with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. At the information session, representatives of Company management and the Company’s advisors provided the Board with an update on the negotiation of transaction documents with Sixth Street and Sixth Street’s continued discussions with potential third party financing sources. Representatives of Goldman Sachs noted that (i) Sixth Street continued to receive positive feedback from a number of equity financing sources, having contacted more than 80 approved potential equity financing sources and having received firm commitments from approximately ten parties (which, together with investors that Sixth Street believed had a high conviction to provide firm commitments, represented approximately 96% of the the desired equity co-investment), (ii) that Sixth Street strongly believed that, in the following weeks, it would be able to raise all the necessary equity commitments required to fully finance the potential transaction, and (iii) that Sixth Street had requested an extension of the exclusivity period under the Exclusivity Agreement. The Board considered, among other things, (i) based on Company management’s and the Goldman Sachs representatives’ recent interactions with Sixth Street, that Sixth Street remained very engaged in the potential transaction, (ii) the Board’s continued belief that a transaction with Sixth Street at $338 per Enstar Ordinary Share represented a compelling shareholder value, and (iii) the Board’s belief that, given the level of firm commitments that Sixth Street had obtained and the various discussions Company management had with potential equity financing sources, that Sixth Street was capable of raising all the necessary commitments in the following weeks. After discussion and deliberation with Company management and its advisors, the Board determined that although the Board would be willing to further extend the exclusivity period to July 22, 2024, if Sixth Street was not ready to execute definitive transaction documents for a potential transaction by that date, the Board would have to reconsider whether it would continue discussions with Sixth Street.
On June 29, 2024, the Company and Sixth Street entered into an agreement to amend the Exclusivity Agreement to extend the exclusivity period until July 22, 2024.
On July 3, 2024, Betaville Intelligence published an article (the “Betaville Article”) speculating about interest in a takeover transaction involving the Company and speculating that the trading price of the Enstar Ordinary Shares had risen due to the speculation of the takeover discussions.
Between July 15, 2024 and July 19, 2024, representatives of Simpson Thacher shared initial drafts of the equity commitment letter, which reflected a commitment from Sixth Street for the full amount of the required equity financing in support of the Mergers, the limited guarantee and the debt facilities commitment letter with representatives of Paul, Weiss. Between July 15, 2024 and until the execution thereof on July 29, 2024, representatives of Simpson Thacher and representatives of Paul, Weiss negotiated the terms of the equity commitment letter, the limited guarantee and the debt facilities commitment letter.
On July 22, 2024, the Board held an information session with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in

attendance. At an executive session prior to the information session, the Board discussed the merger consideration offered by Sixth Street in the April 9 Letter in the context of (i) the current trading price of the Enstar Ordinary Shares, which had increased from $306.08 per Enstar Ordinary Share (the closing price on the trading day prior to the Board’s last information session on June 28, which preceded the publishing of the Betaville Article) to $324.88 per Enstar Ordinary Share (the closing price on the trading day prior to this information session), (ii) the recent, elevated, trading activity of the Enstar Ordinary Shares, including the significantly increased trading volumes beginning around June 28, 2024 relative to the Company’s normal trading volumes, noting that both the increase in trading price and trading volumes may be a result of market rumors of the Company being in discussions regarding a strategic transaction and (iii) the Company’s book value for the second fiscal quarter of 2024, which was expected to be approximately $350 per Enstar Ordinary Share.
In light of the foregoing, the Board discussed whether it would request a higher offer price from Sixth Street, noting, among other things, (i) that when the Board agreed to negotiate with Sixth Street, the offer price of $338 per Enstar Ordinary Share represented an implied price over the 2023 fiscal year end book value multiple equal to 1.02x, 0.96x and 0.95x, on an including AOCI, excluding AOCI and Management Adjusted Book Value basis, respectively, but that the Board considered that book value would likely increase both during negotiations with Sixth Street and during any signing to closing period of the potential transaction, (ii) that the trading price of the Enstar Ordinary Shares and the Company’s book value are not necessarily reflections of the Company’s intrinsic value and that Goldman Sachs would provide the Board with its financial analyses during the information session, (iii) that the potential transaction must be considered as compared to the risks to executing the Company’s business plan on a go-forward basis with existing and new management teams given the potential for executive management changes within the next year, (iv) the possibility that negotiations with Sixth Street would continue to be prolonged (which would increase the risk that discussions with Sixth Street would leak) if the Board requested an increase in the merger consideration given the time taken for Sixth Street to obtain firm commitments from financing sources, and (v) the limited number of third parties that would be interested in a strategic transaction with the Company (which was demonstrated by the Company’s strategic review process and discussions in 2021 and 2022 and the limited number of potential equity financing parties that Sixth Street was able to secure).
Thereafter, the Goldman Sachs representatives joined the information session and further discussed with the Board such matters. The Goldman Sachs representatives also provided the Board with an update on Sixth Street’s financing efforts and relayed that Sixth Street had contacted more than 80 approved potential equity financing sources and the majority of them declined to participate in any strategic transaction with the Company. They also noted that although Sixth Street would like to receive additional firm commitments from third party investors, Sixth Street was willing to finalize negotiations of a potential transaction and fund any shortfall between the amounts raised and the total merger consideration. At this information session, Paul, Weiss representatives provided the Board with an update on the status of the negotiations of the transaction documents with Sixth Street and reviewed with the Board the terms of the latest draft of the Merger Agreement and ancillary documents. The Goldman Sachs representatives also discussed with the Board Sixth Street’s prior request to engage in discussions with Stone Point and Mr. Silvester to understand their potential interest in participating in the post-closing private company.
Also at this July 22, 2024 information session, Company management reviewed with the Board an updated draft of the Draft Financial Projections, which were identical to the Draft Financial Projections, except that such projections forecasted the Company’s financial performance from and including the third fiscal quarter of 2024 rather than the first fiscal quarter of 2024 as provided in the Draft Financial Projections given that the first two fiscal quarters of 2024 had elapsed (the “Financial Projections”).
After discussions and deliberation, the Board (i) determined that the risk of negotiations with Sixth Street being prolonged if the Board requested an increase in the merger consideration from Sixth Street at that time was high, given the Board’s belief that Sixth Street would need to seek additional financing in that case, the significant time taken for Sixth Street to raise the financing to-date and the possibility that such existing commitments would no longer be available at an increased price, (ii) determined that the risk of a leak of discussions with Sixth Street would be exacerbated by any prolongation of negotiations with Sixth Street (with such a leak risk demonstrated by the Betaville Article), (iii) instructed its advisors to finalize negotiations of the transaction documents with Sixth Street, (iv) in order to increase the certainty of the consummation of a transaction with Sixth Street, instructed its advisors to inform Sixth Street that the Board authorized Sixth Street to discuss participation in a potential “roll over” transaction with Stone Point and Mr. Silvester with respect to their respective existing equity interests in the Company if it wished to do so, and (v) approved the Financial Projections for Goldman Sachs to rely upon for purposes of Goldman Sachs’ financial analyses of the Company and its fairness opinion.
On July 22, 2024, representatives of Simpson Thacher shared an initial draft of a preferred equity commitment letter with representatives of Paul, Weiss. The initial draft contemplated that the Preferred Equity Investor would potentially provide debt-like financing in support of the potential transaction and subscribe for certain preferred shares in Parent following the closing. Sixth Street and its advisors also informed the Company and its advisors that, following their preliminary discussion with Stone Point, Stone Point had expressed that Stone Point was not interested in “rolling over” any of its existing equity interests in the Company into the post-closing private company due to the fact that the Trident Funds invested in the Company were nearing the end of their life cycle, but that the Preferred Equity Investor had instead indicated interest in making a debt-like preferred equity investment in the acquisition company structure.
On July 25, 2024, representatives of Simpson Thacher shared with representatives of Paul, Weiss initial drafts of the rollover and support agreements between Sixth Street and each of Mr. Silvester and certain entities and persons associated with J. C. Flowers & Co. These drafts were shared concurrently with the Company.
On July 28, 2024, the Board held a meeting with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. The Board again discussed with Company management, representatives of Paul, Weiss and (after certain initial discussions on the subject) Goldman Sachs, the merger consideration in the April 9 Letter, how it compared to the trading price of the Enstar Ordinary Shares, which had further increased from $324.88 per Enstar Ordinary Share (the closing price on the trading day prior to the date of the Board’s last information session) to $348.31 per Enstar Ordinary Share (the closing price on the trading day prior to this meeting), and whether it would request Sixth Street increase the offer price for a potential transaction. The Board noted, among other things, (i) that the increase in the trading price of the Enstar Ordinary Shares was likely due to market speculation of the Company being in discussions of a potential transaction, and (ii) based on the considerations the Board had discussed across all its prior meetings and information sessions, pursuing a transaction at $338 per Enstar Ordinary Share represented a compelling shareholder value.
Ms. Gregory and Mr. Silvester then joined the meeting, together with other representatives of Goldman Sachs, and the Goldman Sachs and the Paul, Weiss representatives reviewed with the Board the final terms of the transaction, including the Merger Agreement (which reflected the alternative structure that the Paul, Weiss representatives proposed on June 24), the various financing documents (including the equity commitment letter, the debt facilities commitment letter and the Preferred Equity Commitment Letter) and the rollover and support agreements between Sixth Street and each of the Reinvesting Shareholders (as defined in the section entitled “Rollover and Support Agreements” beginning on page 148 of this Proxy Statement). The Paul, Weiss representatives also reviewed with the Board the rules and regulations under the Exchange Act that would be applicable to the potential transaction and the anticipated timing of the related SEC review process. The Goldman Sachs representatives reviewed with the Board Goldman Sachs’ financial analyses of the Company, which were based on the Financial Projections. The Company’s advisors then reviewed with the Board the information that had previously been provided by representatives of Goldman Sachs with respect to any material relationships with Sixth Street or Stone Point (which information provided by representatives of Goldman Sachs is described in further detail in the section entitled “Special Factors — Opinion of Goldman Sachs” of this Proxy Statement). Following this review, and at the direction of the Board, the Goldman Sachs representatives rendered to the Board an oral opinion, which was subsequently confirmed by delivery of a written opinion dated such date that, as of such date and based upon and subject to the limitations, factors, qualifications, assumptions and other matters set forth therein, the Total Cash Consideration to be paid per Enstar Ordinary Share to holders of Enstar Ordinary Shares in the Mergers (other than Parent and its Affiliates and the Reinvesting Shareholders) pursuant to the Merger Agreement is fair, from a financial point of view, to such holders. For a detailed discussion of the opinion provided by representatives of Goldman Sachs, please see the section of this Proxy Statement entitled “Special Factors  — Opinion of Goldman Sachs”.

The Paul, Weiss representatives then reviewed with the Board the resolutions proposed to be adopted by the Board to approve the transaction with Sixth Street. After discussion and deliberation of the proposed terms of the transaction, and taking into consideration the matters discussed during the meeting and prior meetings and information sessions of the Board, the Board unanimously adopted the resolutions, among other things, (a) determining in accordance with the Bermuda Companies Act that (i) the Total Cash Consideration to be received by the holders of the Enstar Ordinary Shares in the Mergers constitutes fair value for each Enstar Ordinary Share, (ii) the preferred shares of the Third Surviving Company to be received by the holders of the Series C Preferred Shares following the Mergers constitute fair value for each Series C Preferred Share, (iii) the preferred shares of the Third Surviving Company to be received by the holders of the Series D Preferred Shares following the Mergers constitute fair value for each Series D Preferred Share, (iv) the preferred shares of the Third Surviving Company to be received by the holders of the Series E Preferred Shares following the Mergers constitute fair value for each Series E Preferred Share and (v) the Transactions are fair to, and in the best interests of, the Company, (b) approving the Transactions, (c) approving the Bye-Law Amendments and (d) resolving to recommend approval of the Transactions, including the Mergers, the Merger Agreement, the Statutory Merger Agreements and the Bye-Law Amendments to holders of Enstar Shares.
The following morning, the parties executed and delivered the Merger Agreement and the other transaction agreements on the terms approved by the Board.
On the morning of July 29, 2024, the Company issued a press release announcing the execution of the Merger Agreement.
During the Go-Shop Period, at the direction of the Board, representatives of Goldman Sachs contacted 34 potential counterparties regarding their interest in a strategic transaction involving the Company, including 23 strategic parties and 11 financial sponsor parties. Of these parties, one financial sponsor party contacted by Goldman Sachs and no strategic parties contacted by Goldman Sachs requested to negotiate a nondisclosure agreement with the Company. There were no executed nondisclosure agreements with the Company and therefore no parties received access to certain non-public information regarding the Company.
The Go-Shop Period expired at 11:59 p.m., Eastern time, on September 2, 2024.
Recommendation and Reasons for the Mergers
On July 28, 2024, the Board, after considering various factors, including the non-exhaustive list of material factors described herein, and after consultation with the Company’s outside legal counsel and independent financial advisor, unanimously (a) determined in accordance with the Bermuda Companies Act that (i) the Total Cash Consideration to be received by the holders of the Enstar Ordinary Shares in the Mergers constitutes fair value for each Enstar Ordinary Share, (ii) the preferred shares of the Third Surviving Company to be received by the holders of the Series C Preferred Shares following the Mergers constitute fair value for each Series C Preferred Share, (iii) the preferred shares of the Third Surviving Company to be received by the holders of the Series D Preferred Shares following the Mergers constitute fair value for each Series D Preferred Share, (iv) the preferred shares of the Third Surviving Company to be received by the holders of the Series E Preferred Shares following the Mergers constitute fair value for each Series E Preferred Share and (v) the Transactions are fair to, and in the best interests of, the Company, (b) approved the Transactions, (c) approved the Bye-Law Amendments and (d) resolved to make the Board Recommendation.
In addition, the Board, on behalf of Enstar, believes, based on the factors described below that the Mergers are fair to the Enstar unaffiliated security holders.
The Board unanimously recommends that you vote (i) “FOR” the First Bye-Law Amendment Proposal, (ii) “FOR” the Second Bye-Law Amendment Proposal, (iii) “FOR” the Merger Proposal, (iv) “FOR” the Merger-Related Compensation Proposal and (v) “FOR” the Adjournment Proposal.
The Board did not evaluate whether the “rollover” provisions of the Rollover and Support Agreements with the Reinvesting Shareholders are advisable, fair to and in the best interests of the Reinvesting Shareholders.

In evaluating the terms of the Merger Agreement and the Transactions, the directors who participated in the Board’s deliberations consulted with the Company’s senior management and the Company’s outside legal counsel and independent financial advisor. In reaching its determinations and recommendations, those directors considered a number of factors, including the following factors, which the Board viewed as being generally positive or favorable in coming to its determination and recommendation (with such factors being considered in respect of both the Enstar Ordinary Shares and the Enstar Preferred Shares, unless noted otherwise):

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Premium to Market Price of Enstar Ordinary Shares.   The fact that the Total Cash Consideration of $338 for each Enstar Ordinary Share represents a premium of approximately:

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10.6% relative to the market price of Enstar Ordinary Shares as of June 28, 2024, the last trading day prior to when the Company experienced significantly increased trading price and trading activity as compared to the Company’s normal trading volumes (the “Undisturbed Date”);

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12.2% relative to the undisturbed 90-day volume-weighted average price of Enstar Ordinary Shares for the 90 trading days ending on the Undisturbed Date;

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11.8% relative to the undisturbed 60-day volume-weighted average price of Enstar Ordinary Shares for the 60 trading days ending on the Undisturbed Date; and

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15.6% relative to the price of Enstar Ordinary Shares as of March 22, 2024, the last trading day prior to the receipt of the March 24 Letter.

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Opinion of Goldman Sachs.   The financial analysis reviewed and discussed with the Board by representatives of Goldman Sachs, and the oral opinion of Goldman Sachs, subsequently confirmed in writing, dated July 29, 2024, to the Board that, as of that date and based upon and subject to the limitations, factors, qualifications, assumptions and other matters set forth therein, the Total Cash Consideration to be paid per Enstar Ordinary Share to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Enstar Ordinary Shares pursuant to the Merger Agreement was fair from a financial point of view to such holders, as more fully described below in the section entitled “Special Factors — Opinion of Goldman Sachs” beginning on page 65 of this Proxy Statement.

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History of Negotiations.   The fact that the Total Cash Consideration and other terms of the Merger Agreement, including the treatment of the Enstar Preferred Shares under the Merger Agreement, were the result of extensive negotiations with Sixth Street.

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Best and Final Offer from Sixth Street.   The fact that the Board believed that the Total Cash Consideration of $338 per Enstar Ordinary Share represented the highest price that Sixth Street was willing to pay.

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Value Relative to Standalone Prospects.   The Board’s belief that the Total Cash Consideration compares favorably to the potential long-term value of Enstar Ordinary Shares if Enstar were to remain as an independent public company, after taking into account the risks and uncertainties associated with remaining an independent public company, including the Company’s business, competitive position and current industry and financial conditions. Among other things, the Board considered:

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the risks, uncertainties and challenges facing the Company in the insurance industry, including the ability to source and complete future transactions at appropriate pricing, market risk associated with the Company’s investment assets, geopolitical uncertainty, macro-economic uncertainty, including monetary policy, changes to laws and regulations, increasing capital requirements, potential higher than expected insured losses and certain other risk factors detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2024;

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its assessment of the Company’s historical financial performance;

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the fact that the Enstar Ordinary Shares had traded below Company management’s adjusted book value for much of the past three years;

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the fact that equity research analysts do not sufficiently cover the Company’s shares to provide helpful insight with respect to the value of the Company or its financial outlook;

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the Financial Projections, and the execution risks implicit in achieving the Financial Projections, including the risk that the Company’s strategic initiatives may not be successful in delivering value, the risk that expenses will be greater than those projected, the risk that the Company’s investments, including its risk asset portfolio, will perform at lower than expected levels and the risk that the results expected from the Company’s initiatives may not occur on the timeline reflected in the Financial Projections or at all; and

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the potential changes in the Company’s executive management team within the next year, given the expiry of Mr. Silvester’s employment agreement in January 2025, and the Company’s ongoing management succession plans, including the risk of turnover among employees in connection with any management changes and business instability and uncertainty during any search processes.

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Value Relative to Other Strategic Alternatives.   The Board’s assessment that the Total Cash Consideration of $338 per Enstar Ordinary Share is more favorable to the holders of the Enstar Ordinary Shares and the preferred shares of the Company, as the Third Surviving Company, to be received by holders of Enstar Preferred Shares is more favorable to the holders of the Enstar Preferred Shares, in each case, than the potential value that would reasonably be expected to result from other strategic and financial alternatives reasonably available. The Board considered, among other things:

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the strategic review process that the Board had undergone in 2021 and 2022 and that over that time, the Company entered into confidentiality agreements with four counterparties and only Sixth Street continued to be interested in pursuing any strategic transaction with the Company;

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the fact that Sixth Street contacted more than 80 parties as potential equity financing sources and more than 60 of such parties were not interested in providing financing to a potential transaction involving the Company, evidencing their lack of interest in participating in a strategic transaction with the Company;

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the fact that, since July 3, 2024, the date that Betaville Intelligence published an article speculating about interest in a takeover transaction involving the Company, any prospective investor that was interested in exploring a transaction with Enstar had the opportunity to submit a proposal for a transaction and none did, as described in the section entitled “Special Factors  — Background of the Mergers” beginning on page 43 of this Proxy Statement;

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the limited number of potential buyers with the available capital and operational expertise to pursue a strategic transaction involving Enstar given Enstar’s size (especially considering the expectation that Enstar would continue to grow in scale) and the complexity of Enstar’s business (noting, however, that the Board had preserved the ability of Enstar to solicit other potential counterparties during the Go-Shop Period);

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the risks involved in soliciting alternative acquisition proposals prior to signing, including the inherent risk of sharing confidential information of the Company; and

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the current level of mergers and acquisitions activity involving companies of a similar size to the Company in the Company’s industry.

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Form of Consideration Payable to Holders of Enstar Ordinary Shares.   The fact that the Total Cash Consideration would provide the holders of the Enstar Ordinary Shares (including Enstar’s unaffiliated security holders holding Enstar Ordinary Shares) (other than the Reinvesting Shareholders, to the extent such Reinvesting Shareholders are reinvesting in the post-closing private company) significant, immediate and certain value and liquidity for their Enstar Ordinary Shares, even in the event of a decrease in the trading price of Enstar Ordinary Shares or the Company’s book value. The Board believed this certainty of value was compelling, especially in light of the low trading volume of the Enstar Ordinary Shares (which, among other things, may result in a material liquidity discount upon disposal of the Enstar Ordinary Shares outside of the Transactions) and when viewed against the risks and uncertainties associated with the Company’s standalone strategy and the potential impact of such risks and uncertainties on the trading price of shares of Enstar Ordinary Shares, including those described above and the other risks and uncertainties discussed in the Company’s public filings with the SEC (including the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023).

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Treatment of Enstar Preferred Shares.   The fact that holders of Enstar Preferred Shares will continue to own preferred shares of Enstar as the Third Surviving Company following the Mergers, that the relative rights, terms and conditions of each such preferred share will remain unchanged and that such holders will be entitled to the same dividend and all other preferences and privileges as they are currently.

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Tax Treatment on Enstar Preferred Shares.   The fact that holders of the Enstar Preferred Shares should not recognize gain or loss with respect to such Enstar Preferred Shares in the Mergers.

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Loss of Opportunity.   The possibility that, if the Board declined to approve the Merger Agreement, there may not be another opportunity for the holders of Enstar Ordinary Shares (including the Enstar unaffiliated security holders holding Enstar Ordinary Shares) to receive a comparably priced offer or for the holders of Enstar Preferred Shares (including the Enstar unaffiliated security holders holding Enstar Preferred Shares) to have their Enstar Preferred Shares be converted into preferred shares of the Company, as the Third Surviving Company, with the same relative rights, terms and conditions of the Enstar Preferred Shares held by them (and instead could be cashed out at a lower value), in each case, with a comparable level of closing certainty.

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Current Macroeconomic Conditions.   The current state of the U.S. and global economies, including increased volatility in the credit, financial and stock markets, global inflation trends, geopolitical risks, interest rate changes and the current and potential impact of these conditions in both the near term and long term on the Company’s industry and the trading price of the Enstar Ordinary Shares.

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Likelihood of Closing.   The likelihood that the transactions contemplated by the Merger Agreement, including the Mergers, would be completed, based on, among other things (not in any relative order of importance):

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the limited conditions to Parent’s obligation to consummate the Mergers as provided by the Merger Agreement (including the absence of a financing condition in the Merger Agreement), and the fact that the Company had sought to further mitigate the regulatory condition through preliminary discussions with the BMA;

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the likelihood and anticipated timing of obtaining all required regulatory clearances in connection with the Mergers;

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the fact that Parent obtained commitments from the Reinvesting Shareholders to invest in the Company post-Closing and to vote their respective Enstar Ordinary Shares in favor of the Merger Agreement pursuant to the Rollover and Support Agreements;

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the Company’s ability, under certain circumstances pursuant to the Merger Agreement and the Equity Commitment Letter (which reflected a commitment from Sixth Street for the full amount of equity financing required in support of the Mergers), to seek specific performance of Parent’s obligation to cause the equity commitments to Parent to be funded pursuant to the Equity Commitment Letter;

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the Company’s ability, under certain circumstances pursuant to the Merger Agreement, to seek specific performance to prevent breaches of the Merger Agreement and enforce specifically the terms of the Merger Agreement;

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the commitments made by the Buyer Parties with respect to obtaining the regulatory clearances required to complete the Mergers; and

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Sixth Street’s business reputation and financial resources, which provided the Board comfort that the equity financing would be available.

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Go-Shop Period.   The fact that the Merger Agreement would permit Enstar to solicit alternative acquisition proposals from, and participate in discussions and negotiations with, third parties during the Go-Shop Period and receive alternative acquisition proposals from any such parties after the Go-Shop Period.

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Other Merger Agreement Terms, Including Terms Regarding Alternative Proposals.   The terms of the Merger Agreement, which were reviewed by the Board with its outside legal counsel and independent financial advisor, and the fact that such terms were the product of negotiations between the parties, including:

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Parent’s obligation under the Merger Agreement to use reasonable best efforts to consummate and make effective, as promptly as reasonably practicable, the Transactions, including obtaining all required consents from Governmental Entities, without the imposition of a Burdensome Condition;

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Parent’s obligation under the Merger Agreement to use reasonable best efforts to consummate and obtain the proceeds under the Debt Financing and the Preferred Equity Financing on the terms and conditions contemplated by the Debt Commitment Letter and the Preferred Equity Commitment Letter, respectively;

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the Company’s ability to consider and respond to unsolicited acquisition proposals, including to furnish information to and conduct negotiations with third parties under certain circumstances specified in the Merger Agreement;

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the Board’s ability to effect a Board Recommendation Change;

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the fact that the termination fee payable by the Company of $102 million if the Merger Agreement is terminated during the Go-Shop Period as described in the section entitled “Terms of the Merger Agreement — Solicitation of Other Offers”, and $145 million if the Merger Agreement is terminated after the Go-Shop Period as described in the section entitled “Terms of the Merger Agreement — Solicitation of Other Offers” was viewed by the Board, after consultation with its outside legal counsel and independent financial advisor, as reasonable under the circumstances, comparable to termination fees of similar transactions and not likely to preclude or deter any other party from making a Superior Proposal;

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the fact that the termination fee payable by Parent of $265 million if the Merger Agreement is terminated due to Sixth Street’s failure to obtain financing was viewed by the Board, after consultation with its outside legal counsel and independent financial advisor, as reasonable under the circumstances and comparable to termination fees of similar transactions;

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the fact that the Company shall not be liable for any amount in excess of the Company Termination Fee (including in connection with Willful and Material Breach or fraud) under the Merger Agreement); and

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the Company’s ability, under certain circumstances pursuant to the Merger Agreement, to terminate the Merger Agreement in order to enter into an agreement providing for a Superior Proposal, provided that Enstar complies with its obligations relating to Superior Proposals under the Merger Agreement and concurrently pays to Parent the Company Termination Fee, as described in the sections entitled “Terms of the Merger Agreement — Termination of the Merger Agreement” beginning on page 142 of this Proxy Statement and “Terms of the Merger Agreement — Company Termination Fee” beginning on page 144 of this Proxy Statement.

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Limited Guarantee from Sixth Street.   The fact that affiliates of Sixth Street provided a limited guarantee in favor of Enstar, which guarantees certain obligations of Parent under the Merger Agreement.

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Negotiation Process.   Certain procedural safeguards that the Board believes were and are present to ensure the fairness of the Mergers to the Enstar unaffiliated security holders. The Board considered, among other things,

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the fact that the Merger Proposal must be approved by (i) if the First Company Bye-Law Amendment is approved, the affirmative vote (in person or by proxy) of a majority of the Ordinary Shares and Preferred Shares, voting together as a single class, that are present (in person or by proxy) at the Special Meeting, or (ii) if the First Company Bye-Law Amendment is not approved, the affirmative vote (in person or by proxy) of a majority of three-fourths of the Ordinary Shares and Preferred Shares, voting together as a single class, that are present (in person or by proxy) at the Special Meeting;

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the fact that Mr. Silvester and Ms. Gregory recused themselves from all meetings of the Board related to the Board’s review of Sixth Street’s proposals and strategic alternatives, and Mr. Carey recused himself from all meetings of the Board related to the Board's review of Sixth Street's proposals and strategic alternatives after Sixth Street expressed interest in beginning discussions with Stone Point regarding its participation in a potential transaction, in each case, until the Board meeting held on July 28, 2024;

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the fact that the Board held numerous meetings and met regularly to discuss and evaluate the strategic alternatives potentially available to Enstar, as discussed in more detail in the section entitled “Background of the Merger”, and each member of the Board (other than Mr. Silvester, Ms. Gregory and Mr. Carey after his recusal from the Board information sessions and meetings relating to the Transactions) was actively engaged in the process on a regular basis; and

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the recognition by the Board that it had no obligation to approve or recommend the approval of the Mergers or any other transaction.

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Appraisal Rights.   The fact that the holders of Enstar Ordinary Shares and the holders of Enstar Preferred Shares have the right to exercise their statutory appraisal rights with respect to such Enstar Ordinary Shares or the Enstar Preferred Shares, as applicable, pursuant to Section 106 of the of the Companies Act and receive payment of the fair value of their Enstar Ordinary Shares in lieu of the Total Cash Consideration or the fair value of their Enstar Preferred Shares in lieu of the preferred shares of the Company, as the Third Surviving Company, in each case, subject and pursuant to the Merger Agreement and the Companies Act. For more information regarding the appraisal rights available to Enstar shareholders, see the section entitled “Appraisal Rights” beginning on page 170 of this Proxy Statement.

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Current and Historical Market Prices of Enstar Ordinary Shares.   The current and historical market prices of Enstar Ordinary Shares, including as set forth in the table in the section entitled “Important Information Regarding Enstar  — Market Price of Enstar Ordinary Shares” beginning on page 164 of this Proxy Statement and “Special Factors — Opinion of Goldman Sachs” beginning on page 65 of this Proxy Statement.

In addition, in determining the fairness of the Mergers to the Enstar unaffiliated security holders, the Board also considered that:

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the Mergers were approved unanimously by the Board, including a majority of the directors of Enstar who are not employees of Enstar;

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the Mergers do not require approval of at least a majority of the Enstar unaffiliated security holders. In considering this point, the Board took into account the fact that the Purchaser Filing Parties and their respective affiliates beneficially own an aggregate of approximately 9.0% of the issued and outstanding Enstar Ordinary Shares and, accordingly, the Enstar unaffiliated security holders holding Enstar Ordinary Shares own approximately 91.0% of the outstanding Enstar Ordinary Shares (which is more than nine times the combined voting power of the Enstar Ordinary Shares held by the Purchaser Filing Parties) and the fact that the Purchaser Filing Parties and their respective affiliates do not beneficially own any of the Enstar Preferred Shares; and

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the independent directors of the Board, who constitute a majority of the Board, did not separately retain an unaffiliated representative to act solely on behalf of the Enstar unaffiliated security holders for purposes of negotiating the terms of the Mergers or preparing a report concerning the fairness of the Mergers. In considering this point, the Board took into account the fact that the Board consisted of a majority of independent directors who were actively involved in deliberations and negotiations regarding the Transactions and the Board engaged Goldman Sachs to advise it on the fairness from a financial point of view to Enstar shareholders (other than Parent and its affiliates and the holders of Reinvesting Shares) of the Total Cash Consideration to be paid per Enstar Ordinary Share to such holders.

In the course of its deliberations, the Board also considered a number of uncertainties, risks and other countervailing factors relating to entering into the Merger Agreement, including (not necessarily in order of relative importance):

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Closing Certainty.   The fact that completion of the transactions contemplated by the Merger Agreement, including the Mergers, depends on certain factors outside of the Company’s control, including regulatory clearances, the Company Shareholder Approval, the payment of $500 million by Enstar to its shareholders as consideration in the First Merger and the risk that the Mergers might not be completed in a timely manner or at all.

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No Shareholder Participation in Future Growth.   The fact that, following the Mergers, the Company shareholders (including the Enstar unaffiliated security holders holding Enstar Ordinary Shares) (other than the Reinvesting Shareholders, to the extent such Reinvesting Shareholders are reinvesting in the post-closing private company) would no longer participate in the Company’s future earnings or growth, or benefit from any future appreciation in value of Enstar Ordinary Shares.

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Potential Discount to Book Value.   The fact that the Total Cash Consideration of $338 per Enstar Ordinary Share is not a fixed ratio to the Company’s book value and that at the closing of Mergers could represent a discount to the then-current book value of the Company. The Board also considered that the Total Cash Consideration of $338 (i) represents a discount of approximately 2%, 9% and 10% to the Company’s book value per Enstar Ordinary Share at June 30, 2024, on an including AOCI, excluding AOCI and Management Adjusted Book Value Basis, respectively and (ii) was not at a discount to the Company’s book value per Enstar Ordinary Share at March 31, 2024, on an including AOCI basis, and represented a discount of approximately 6% and 7% to the Company’s book value per Enstar Ordinary Share at March 31, 2024, on an excluding AOCI and Management Adjusted Book Value basis, respectively. The Board considered the fact that the Total Cash Consideration represented a premium of approximately 2% and a discount of approximately 4% and 5% to the Company’s book value per Enstar Ordinary Share at December 31, 2023 (this being the latest available financial information of the Company at the time the Board agreed to negotiate a potential transaction with Sixth Street), on an including AOCI, excluding AOCI and Management Adjusted Book Value Basis, respectively. The Board also considered the fact that the Enstar Ordinary Shares had traded below Company management’s adjusted book value for much of the past three years.

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Impact of Merger Announcement on Enstar.   The risk that disruptions from the Mergers will harm (i) the Company’s business, including current plans and operations and relationships with the Company’s investors, business partners and other third parties, including during the pendency of the Mergers, and (ii) the ability of Enstar to retain and hire key personnel. The Board also considered the potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Mergers and that potential business uncertainty, including changes to existing business relationships, during the pendency of the transactions contemplated by the Merger Agreement, including the Mergers, could affect the Company’s financial performance.

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Loss of Opportunity with Other Potential Counterparties.   The fact that, prior to the execution of the Merger Agreement, Enstar did not solicit bids from other potential counterparties. However, the Board also considered that it had not, in the three years prior, received a firm indication of interest from any other potential counterparty, but that it had nevertheless preserved the ability of Enstar to solicit other potential counterparties during the Go-Shop Period, had negotiated for a lower termination fee payable by Enstar if it determined to enter into an alternative acquisition agreement with respect to a Superior Proposal during the Go-Shop Period, and had preserved the ability of potential counterparties to continue to submit alternative acquisition proposals after the Go-Shop Period.

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Tax Treatment on Enstar Ordinary Shares.   The fact that the receipt of the Merger Consideration, which is all cash, in exchange for Enstar Ordinary Shares pursuant to the Merger Agreement would be taxable to the Company shareholders that are U.S. holders for U.S. federal income tax purposes.

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Restrictions on Solicitation.   The restrictions imposed by the Merger Agreement on the Company’s solicitation of alternative acquisition proposals from third parties during and after the Go-Shop Period, and that prospective bidders may perceive Sixth Street’s right under the Merger Agreement to negotiate with Enstar to match the terms of any Superior Proposal prior to Enstar being able to terminate the Merger Agreement and accept a Superior Proposal to be a deterrent to making alternative acquisition proposals.

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Termination Fee.   The possibility that the termination fee payable by Enstar under certain circumstances, including if Enstar terminates the Merger Agreement to accept a Superior Proposal and enter into an Alternative Acquisition Agreement with any person, could discourage other potential acquirors from making a competing proposal to acquire Enstar (which termination fee would be equal to $102 million if the Merger Agreement is terminated during the Go-Shop Period, and $145 million if the Merger Agreement is terminated after the Go-Shop Period).

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Cap on Liability.   That the Merger Agreement provides that the maximum aggregate liability of the Buyer Parties and Sixth Street for breaches under the Merger Agreement, the Guarantee or the Equity Commitment Letter will not exceed, in the aggregate for all such breaches, the Parent Termination Fee.

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Pre-Closing Covenants.   The restrictions placed on the conduct of the Company’s business prior to the completion of the Mergers pursuant to the terms of the Merger Agreement, which could delay or prevent Enstar from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of Enstar absent the pending completion of the Mergers.

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Interests of Certain Shareholders in the Mergers.   The Reinvesting Shareholders will participate in the Transactions through reinvestment of certain of their Enstar Ordinary Shares in the post-closing private company. As noted in this section, the Reinvesting Shareholders will be able to participate in the future growth or earnings of the post-closing private company with respect to that portion of their equity that they are reinvesting in the post-closing entity.

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Voting Obligations of Certain Shareholders.   Certain shareholders of Enstar are parties to Rollover and Support Agreements with Parent and Enstar, which, under certain circumstances, obligate such shareholders to vote in favor of the adoption of the Merger Agreement and those obligations do not automatically terminate in the event of a Board Recommendation Change (but do terminate upon termination of the Merger Agreement).

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Potential Litigation.   The potential for litigation by shareholders in connection with the Transactions, including the Mergers, which, even where lacking in merit, could nonetheless result in distraction and expense.

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Transaction Costs.   Enstar has incurred and will incur substantial costs in connection with the Transactions, even if the Transactions are not consummated.

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Risks Associated with a Failure to Complete the Mergers.   While the Mergers are expected to be completed, there are no assurances that all conditions to the parties’ obligations to complete the Mergers will be satisfied or waived, and as a result, it is possible that the Mergers may not be completed, as described under the section entitled “Terms of the Merger Agreement — Conditions to the Closing of the Merger” beginning on page 137 of this Proxy Statement. The Board noted the fact that, if the Mergers are not completed, (i) the market price of shares of Enstar Ordinary Shares could decline, to the extent the current market price reflects a market assumption that the Mergers will be completed, (ii) the Company will have incurred significant risk, transaction expenses and opportunity costs, including the possibility of disruption to its operations and conduct of business, diversion of management and employee attention, an inability to pursue alternative business opportunities or make changes to the business, an inability to attract and retain key personnel and recruit prospective employees and a potentially negative effect on its clients, ceding companies, potential counterparties, suppliers, business partners and employee relationships and (iii) the market’s perception of the Company’s prospects could be adversely affected.

The Board unanimously concluded that the uncertainties, risks and potentially negative factors relevant to the Transactions, including the Mergers, were outweighed by the potential benefits.
In addition, the Board was aware of and considered the fact that some of the Company’s directors and executive officers have interests in the Mergers that are different from, or in addition to, the Company shareholders generally, including those interests that are a result of employment and compensation arrangements with Enstar. For more information, see the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers” beginning on page 90 of this Proxy Statement.

The foregoing discussion of material factors considered by the Board in reaching its conclusions and recommendation includes the principal factors considered by the Board, but is not intended to be exhaustive and may not include all of the factors considered by the Board nor list the factors considered by the Board in order of relative importance. In light of the variety of factors considered in connection with its evaluation of the transactions contemplated by the Merger Agreement, including the Mergers, the Board did not find it practicable to, and did not, quantify or otherwise assign relative or specific weights to the specific factors considered in reaching its determinations and recommendations. Rather, the Board based its decisions on the totality of the factors and information it considered, including discussions with, and questioning of, the Company’s management and its independent financial and legal advisors. Moreover, each member of the Board applied his or her own personal business judgment to the process and may have given different weight to different factors.
In the course of evaluating the Merger Agreement and the transactions contemplated thereby, including the Mergers, with respect to the treatment of the Enstar Ordinary Shares under the Merger Agreement, and making the decisions, determinations and recommendations described above (as applicable), the Board did not consider the liquidation value of Enstar because (i) they considered Enstar to be a viable, going concern; (ii) they believed that liquidation sales generally result in proceeds substantially less than sales of a going concern; and (iii) they considered determining a liquidation value to be impracticable given the significant execution risk involved in any breakup and/or runoff of Enstar’s existing book of business. For the foregoing reasons, the Board did not consider liquidation value to be a relevant factor. In addition, the Board did not view the purchase prices paid in the transactions described in the section entitled “Important Information Regarding Enstar — Transactions in Enstar Shares” beginning on page 162 of this Proxy Statement (all of which were below the Total Cash Consideration) to be relevant except to the extent that those prices indicated the trading price of the Enstar Ordinary Shares during the applicable periods. The Board believes that the trading price of the Enstar Ordinary Shares at any given time represents the best available indicator of Enstar’s going concern value at that time so long as the trading price at that time is not impacted by speculation regarding the likelihood of a potential transaction. In addition, the Board implicitly considered the value of Enstar as a going concern by taking into account the value of Enstar’s current and anticipated business, financial condition, results of operations, prospects and other forward-looking matters.
In addition, in the course of evaluating the Merger Agreement and the transactions contemplated thereby and making the decisions, determinations and recommendations described above (as applicable), in each case with respect to the treatment of the Enstar Preferred Shares under the Merger Agreement, the Board did not give significant weight to the current market prices or the historical market prices of the Enstar Preferred Shares or the net book value or the going concern value of Enstar, and did not deem such factors material to its evaluation, because the terms of the Enstar Preferred Shares, which are publicly available and filed with the SEC, contractually provide that the Enstar Preferred Shares can remain outstanding in a strategic transaction involving the Company, with the holders of such shares being entitled to the same terms as the current corresponding Enstar Preferred Shares, including dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions as set forth in the certificate of designations applicable to the current corresponding Enstar Preferred Shares. In addition, the governing documents of the current corresponding Enstar Preferred Shares do not contractually contemplate or require different treatment in connection with a strategic transaction involving the Company and do not provide that the Enstar Preferred Shares are entitled to be treated in the same manner in any transactions as the Enstar Ordinary Shares. In light of the fact that the Enstar Preferred Shares would remain outstanding on the same terms and that the holders would be receiving the consideration that was contractually contemplated by the certificate of designations, the Board did not request or rely on a fairness opinion on behalf of Enstar unaffiliated security holders holding Enstar Preferred Shares. In addition, for the same reasons described above, the Board also did not consider the liquidation value. As described in the section entitled “Important Information Regarding Enstar — Transactions in Enstar Shares” beginning on page 162 of this Proxy Statement, in the past two years, there have not been any, and the Board thus did not consider the purchase prices paid in, any transactions by any of the Purchaser Filing Parties.
This explanation of the Board’s reasons for its recommendations and other information presented in this section includes statements that are forward-looking in nature and, therefore, should be read in light of the factors described in the section of this Proxy Statement entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 39 of this Proxy Statement.
Opinion of Goldman Sachs
Goldman Sachs rendered its opinion to the Board that, as of July 29, 2024 and based upon and subject to the factors and assumptions set forth therein, the Total Cash Consideration to be paid per Enstar Ordinary Share to the holders of Enstar Ordinary Shares (other than Parent and its affiliates and the holders of Reinvesting Shares) pursuant to the Merger Agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated July 29, 2024, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex L. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board in connection with its consideration of the Transaction. Goldman Sachs’ opinion is not a recommendation as to how any holder of Enstar Ordinary Shares should vote with respect to the Transaction or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
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the Merger Agreement;

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annual reports to shareholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 2023;

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certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company;

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certain other communications from the Company to its shareholders;

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certain publicly available research analyst reports for the Company; and

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the Financial Projections.

Goldman Sachs also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Enstar Ordinary Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the insurance industry and in other industries; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.
For purposes of rendering this opinion, Goldman Sachs, with the Company’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the Company’s consent that the Financial Projections were reasonably prepared on a basis reflecting the best then available estimates and judgments of the management of the Company. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs is not an actuary and Goldman Sachs’ services did not include any actuarial determination or evaluation by it or any attempt to evaluate actuarial assumptions and it has relied on the Company’s actuaries with respect to reserve adequacy. In that regard, Goldman Sachs has made no analysis of, and express no opinion as to, the adequacy of the loss and loss adjustments expenses reserves or defendant asbestos and environmental liabilities of the Company. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to its analysis. Goldman Sachs also assumed that the Transaction will be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition, including the condition in Section 9.3(e) of the Merger Agreement, the effect of which would be in any way meaningful to its analysis.

Goldman Sachs’ opinion does not address the underlying business decision of the Company to engage in the Transaction or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax, accounting or actuarial matters. Prior to the date of its opinion and in connection with the Transactions, Goldman Sachs was not requested to solicit, and did not solicit, interest from other parties with respect to an acquisition of, or other business combination with, the Company or any other alternative transaction. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Enstar Ordinary Shares of the Total Cash Consideration to be paid per Enstar Ordinary Share to such holders pursuant to the Merger Agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the Merger Agreement or the transaction or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Transaction, including any allocation of the Total Cash Consideration, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the Total Cash Consideration to be paid per Enstar Ordinary Share to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Enstar Ordinary Shares pursuant to the Merger Agreement or otherwise. In addition, Goldman Sachs does not express any opinion as to the prices at which the Enstar Ordinary Shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Goldman Sachs’ opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of the opinion. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.
The following is a summary of the material financial analyses delivered by Goldman Sachs to the Board in connection with rendering the opinion described above. The order of analyses described does not represent the relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before July 26, 2024, the last trading day before the public announcement of the Transaction, and is not necessarily indicative of current market conditions.
Analysis of Implied Premiums
Goldman Sachs reviewed the historical trading prices and volumes for the Enstar Ordinary Shares for the one-year period ended July 26, 2024. In addition, Goldman Sachs analyzed the consideration to be paid to holders of Enstar Ordinary Shares pursuant to the Merger Agreement in relation to:
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$292.50, the closing price of the Enstar Ordinary Shares on March 22, 2024, the last trading day before the Company received an initial acquisition proposal from Sixth Street Partners, LLC (the “Day Before Initial Proposal Share Price”);

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$292.80, the closing price of the Enstar Ordinary Shares on April 8, 2024, the day before the Company received a revised acquisition proposal from Sixth Street Partners, LLC (the “Day Before Revised Proposal Share Price”);

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$348.31, the closing price of the Enstar Ordinary Shares on July 26, 2024 (the “July 26 Share Price”);

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$305.70, the undisturbed closing price of the Enstar Ordinary Shares on June 28, 2024, based on observed disturbances in daily trading volume of the Ordinary Shares relative to historical activity and peer activity following June 28, 2024 (the “Undisturbed Share Price”);

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$314.83, the all-time highest closing price of the Enstar Ordinary Shares for the period ended June 28, 2024 (the “All-time High Share Price”);

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$314.83, the highest closing trading price of the Enstar Ordinary Shares for the 52-week period ended June 28, 2024 (the “52-Week High Price”);

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$232.05, the lowest closing trading price of the Enstar Ordinary Shares for the 52-week period ended June 28, 2024 (the “52-Week Low Price”)

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$307.32, the volume weighted average price (the “VWAP”) of the Enstar Ordinary Shares over the 30 trading-day period ended June 28, 2024 (the “30-Day VWAP”);

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$302.24, the VWAP of the Enstar Ordinary Shares over the 60 trading-day period ended June 28, 2024 (the “60-Day VWAP”); and

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$301.26, the VWAP of the Enstar Ordinary Shares over the 90 trading-day period ended June 28, 2024 (the “90-Day VWAP”).

This analysis indicated that the Total Cash Consideration to be paid per Enstar Ordinary Share to the holders of Enstar Ordinary Shares pursuant to the Merger Agreement represented:
Implied Premium Represented by $338.00 Total Cash Consideration Per Ordinary Share
Reference Price Per Enstar Ordinary Share
Day Before Initial Proposal Share Price of $292.50	15.6%
Day Before Revised Proposal Share Price of $292.80	15.4%
July 26 Share Price of $348.31	(3.0)%
Undisturbed Share Price of $305.70	10.6%
All-time High Share Price of $314.83	7.4%
52-Week High Price of $314.83	7.4%
52-Week Low Price of $232.05	45.7%
30-Day VWAP of $307.32	10.0%
60-Day VWAP of $302.24	11.8%
90-Day VWAP of $301.26	12.2%
Illustrative Dividend Discount Analysis
Using the Financial Projections, Goldman Sachs performed an illustrative dividend discount analysis on the Company to derive a range of illustrative values per Enstar Ordinary Share for the Company’s fully diluted Enstar Ordinary Shares which comprise the Enstar Ordinary Shares, non-voting Ordinary Shares, Company RSU Awards, Company PSU Awards and Enstar Ordinary Shares subject to the JSOP, as provided by the Company’s management and approved for use by Goldman Sachs (collectively, the “Fully Diluted Ordinary Shares”). Goldman Sachs discounted the estimated capital return to holders of Enstar Ordinary Shares (in the form of dividends (estimated to be $0) paid to holders of Enstar Ordinary Shares and repurchases of Enstar Ordinary Shares) from the Company for the period of the third quarter of 2024 through the fourth quarter of 2028, as reflected in the Financial Projections, and the range of terminal values to derive present values, as of June 30, 2024, for the Company. Goldman Sachs calculated a range of terminal values for the Company by applying price to “Management Adjusted Book Value” (defined as ordinary shareholders’ equity, less fair value changes on fixed maturities and funds held-directly managed, fair value of insurance contracts for which the Company has elected the fair value option, fair value adjustments, and net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any)) multiples ranging from 0.70x to 0.90x to the projected Management Adjusted Book Value of the Company in 2028 as reflected in the Financial Projections. These illustrative price to Management Adjusted Book Value multiples were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, the current and historical (over the last 3 years) observed price to Management Adjusted Book

Value multiples for the Company. Goldman Sachs used a range of discount rates from 7.50% to 9.75%, reflecting estimates of the Company’s cost of equity. Goldman Sachs derived such estimated cost of equity by application of the Capital Asset Pricing Model (the “CAPM”), which requires certain company-specific inputs, including a beta for the Company, as well as certain financial metrics for the United States financial markets generally. This analysis implied a value of $297 to $405 per Enstar Ordinary Share (rounded to the nearest whole dollar) as of June 30, 2024 (based on the total number of Fully Diluted Ordinary Shares outstanding as of June 30, 2024).
Illustrative Present Value of Future Share Price Analysis
Using the Financial Projections, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per Enstar Ordinary Share. For this analysis, Goldman Sachs first calculated and implied a range of theoretical future values per Enstar Ordinary Share as of December 31, 2024 through December 31, 2026 by applying illustrative price to Management Adjusted Book Value multiples ranging from 0.70x to 0.90x to estimates of the Company’s projected Management Adjusted Book Value per Enstar Ordinary Share as of December 31 of each such year (based on management’s projected Fully Diluted Ordinary Shares as of December 31 of each year per the Financial Projections). These illustrative multiples were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, the current and historical (over the last 3 years) observed price to Management Adjusted Book Value multiples for the Company. Goldman Sachs then discounted to present value as of June 30, 2024 both the theoretical range of future values per Enstar Ordinary Share it derived for the Company (which ranged from $284 to $445 per Enstar Ordinary Share (rounded to the nearest whole dollar)) and the estimated dividends (estimated to be $0) to be paid per Enstar Ordinary Share through the end of the applicable period as reflected in the Financial Projections using a discount rate of 8.625%, reflecting the midpoint of Goldman Sachs’ range of estimates for the Company’s cost of equity. Goldman Sachs derived such range of estimates by application of the CAPM, which requires certain company-specific inputs, including a beta for the Company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $272 to $362 per Enstar Ordinary Share (rounded to the nearest whole dollar).
Selected Transactions Analysis
Goldman Sachs analyzed certain information relating to the following selected transactions in the property and casualty reinsurance industry since 2011. For each of the selected transactions, Goldman Sachs calculated and compared the implied equity value of the applicable target company based on the consideration paid in the transaction as a multiple of the target company’s book value (including AOCI) as reported or calculated using publicly available information for the most recent financial period reporting date prior to the announcement (the “P/BV multiples”) of the applicable transaction. While none of the companies that participated in the selected transactions are directly comparable to the Company, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of the Company results, market sizes and product profile.
The following table presents the results of this analysis:
Announced	Acquiror	Target	P/BV incl. AOCI
October 2021	Covéa Coopérations S.A.	PartnerRe Ltd.	1.25x
October 2018	RenaissanceRe Holdings Ltd.	Tokio Millennium Re AG and Tokio Millennium Re (UK) Ltd.	1.01x
August 2015	Exor SpA	PartnerRe Ltd.	1.10x
March 2015	Endurance Specialty Holdings Ltd.	Montpelier Re Holdings Ltd.	1.22x
November 2014	RenaissanceRe Holdings Ltd.	Platinum Underwriters Holdings, Ltd.	1.13x
December 2012	Markel Corporation	Alterra Capital Holdings Limited	1.07x
August 2012	Validus Holdings, Ltd.	Flagstone Reinsurance Holdings, S.A.	0.74x
November 2011	Alleghany Corporation	Transatlantic Holdings, Inc.	0.80x

Based on the results of the foregoing P/BV multiples and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of P/BV multiples of 0.74x to 1.25x (representing the low and high, respectively, of the implied P/BV multiples calculated for the transactions above) to the Company’s book value (including AOCI) of $5.261 billion as of June 30, 2024, as provided by the management of the Company and approved for use by Goldman Sachs, to derive a range of implied value per Enstar Ordinary Share of $261 to $437, based on the total number of Fully Diluted Ordinary Shares outstanding as of June 30, 2024 (rounded to the nearest whole dollar).
Premia Paid Analysis
Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for all-cash acquisition transactions announced from July 26, 2014 through July 26, 2024 involving public companies in the United States as the target where the disclosed equity values for the transactions were between $1.0 billion and $10.0 billion. For the entire period, using publicly available information, Goldman Sachs calculated the 25th percentile and 75th percentile premiums of the price paid in the 607 transactions relative to the target’s closing stock price one day prior to announcement of the transaction. This analysis indicated a 25th percentile premium of 9.1% and 75th percentile premium of 41.9% across the period. Based on the results of the foregoing premia analysis and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of illustrative premiums of 9.1% to 41.9% to the Undisturbed Share Price of $305.70 as of June 28, 2024 and calculated a range of implied equity values per Enstar Ordinary Share of $334 to $434 (rounded to the nearest whole dollar).
General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Company or Parent or the contemplated transaction.
Goldman Sachs prepared these analyses for the purpose of Goldman Sachs providing its opinion to the Board as to the fairness from a financial point of view to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Enstar Ordinary Shares of the Total Cash Consideration to be paid per Enstar Ordinary Share to such holders pursuant to the Merger Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, Parent, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.
The Total Cash Consideration was determined through negotiations between the Company and Parent and was approved by the Board. Goldman Sachs provided advice to the Company during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to the Company or the Board or that any specific amount of consideration constituted the only appropriate consideration for the Transaction.
As described above, Goldman Sachs’ opinion to the Board was one of many factors taken into consideration by the Board in making its determination to approve the Merger Agreement. The foregoing summary is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex L.
Goldman Sachs and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including Stone Point Capital LLC, a significant shareholder of the Company (“Stone Point”), and Sixth Street, and any of their respective affiliates and, as applicable, portfolio companies or any currency or commodity that may be involved in the Transaction. Goldman Sachs acted as financial advisor to the Company in connection with, and participated in certain of the negotiations leading to, the Transaction. During the two-year period ended July 29, 2024, Goldman Sachs Investment Banking has not been engaged by the Company or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs has provided certain financial advisory and/or underwriting services to Stone Point and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to a consortium that includes Stone Point, with respect to the consortium’s acquisition of TIAA Bank, in August 2023; as financial advisor to the Special Committee of the Board of Directors of Focus Financial Partners Inc., a portfolio company of funds associated with Stone Point, in connection with its sale in August 2023; as lead arranger with respect to the financing to Stone Point in connection with the acquisition of Truist Insurance Holdings, LLC by a consortium that includes Stone Point in March 2024; as bookrunner with respect to the refinancing of term loans of Enlyte Group, LLC, a portfolio company of funds associated with Stone Point, in June 2024; as bookrunner with respect to the repricing of a term loan of The Citco Group Limited, a portfolio company of funds associated with Stone Point, in June 2024; as bookrunner with respect to the refinancing of term loans and a revolving credit facility of Sedgwick Claims Management Services Inc., a portfolio company of funds associated with Stone Point, in June 2024; and as financial advisor to Safe-Guard Products International Inc., a portfolio company of funds associated with Stone Point, with respect to its sale in July 2024. During the two-year period ended July 29, 2024, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Stone Point and/or its affiliates of approximately $77 million. Goldman Sachs also has provided certain financial advisory and/or underwriting services to Sixth Street and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to the offering of high yield bonds by LATAM Airlines Group SA, a portfolio company of funds associated with Sixth Street (“LATAM Airlines”), in October 2022; as bookrunner with respect to the offering of equity rights by LATAM Airlines in October 2022; as bookrunner with respect to the offering of a bank loan by LATAM Airlines in November 2022; as co-placement agent with respect to the issuance of private placement notes of a Sixth Street portfolio investment that indirectly owns an interest in certain media rights associated with FC Barcelona in November 2022; as financial advisor to a consortium that includes Sixth Street, with respect to the consortium’s acquisition of TIAA Bank, in August 2023; as bookrunner with respect to the offering of investment grade bonds by Sixth Street Specialty Lending, an affiliate of Sixth Street, in January 2024; and as bookrunner with respect to the offering of investment grade bonds by Sixth Street Lending Partners, an affiliate of Sixth Street, in March 2024 and June 2024. During the two-year period ended July 29, 2024, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Sixth Street and/or its affiliates of approximately $18 million. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to the Company, Parent, Stone Point, Sixth Street and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with Stone Point and Sixth Street and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of Stone Point and Sixth Street and their respective affiliates from time to time and may do so in the future. The information regarding fees recognized by and prior relationships of Goldman Sachs disclosed in this section is based upon information provided to the Company by Goldman Sachs.
The Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction. Pursuant to a letter agreement dated June 17, 2022, as amended by an amendment to such letter agreement dated May 20, 2024, the Company engaged Goldman Sachs to act as its financial advisor in connection with the contemplated transaction. The engagement letter between the Company and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $54 million, all of which is contingent upon consummation of the Transaction. In addition, the Company has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Additional Presentations by Goldman Sachs
In addition to the presentation made to the Board on July 28, 2024 described above, Goldman Sachs also made various preliminary presentations containing preliminary financial analyses to the Board on March 26, 2024, April 4, 2024, April 8, 2024 and April 10, 2024. Copies of these written preliminary presentations and a copy of the presentation made to the Board on July 28, 2024 have been filed as exhibits (c)(ii), (c)(iii), (c)(iv), (c)(v) and (c)(vi), respectively, to the Schedule 13E-3 filed with the SEC in connection with the Transaction. These written preliminary presentations and the presentation made to the Board on July 28, 2024 will be available to any interested shareholder of the Company (or any representative of a shareholder who has been so designated in writing) to inspect and copy at the Company’s principal executive offices during regular business hours.
None of the various preliminary presentations to the Board, alone or together, constitute, or form the basis for, an opinion of Goldman Sachs. A summary of the written preliminary presentations is provided below.
The March 26, 2024 materials presented to the Board contained, among other information, a preliminary implied purchase premiums analysis of the Company.
The April 4, 2024 materials presented to the Board contained, among other information:
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a preliminary implied purchase premiums analysis of the Company;

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preliminary illustrative dividend discount analyses of the Company assuming different levels of capital return to Enstar shareholders;

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a preliminary present value of future share price analysis of the Company;

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a preliminary analysis of selected precedent property and casualty (re)insurance mergers and acquisitions transactions; and

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a preliminary historical mergers and acquisitions premia analysis of precedent all-cash U.S. public mergers and acquisitions transactions between $1 billion and $10 billion in equity value.

The April 8, 2024 materials presented to the Board contained, among other information, a preliminary implied purchase premiums analysis of the Company.
The April 10, 2024 materials presented to the Board contained, among other information, a preliminary implied purchase premiums analysis of the Company.
The preliminary financial analyses in these preliminary presentations were based on market, economic and other conditions as they existed as of the dates of the respective presentations as well as other information that was available at those times. Accordingly, the results of the financial analyses differed due to changes in those conditions. Finally, Goldman Sachs continued to refine various aspects of its financial analyses with respect to the Company until July 28, 2024.
Position of the Sixth Street Filing Parties and Buyer Parties as to the Fairness of the Mergers
Under the SEC rules governing “going-private” transactions, each Sixth Street Filing Party may be deemed to be an affiliate of the Company, and, therefore, required to express its belief as to the fairness of the proposed Mergers to the Enstar unaffiliated security holders,” as defined under Rule 13e-3 of the Exchange Act. The Mergers constitute a Rule 13e-3 transaction for which a Schedule 13e-3 Transaction Statement has been filed with the SEC. The Sixth Street Filing Parties and the Buyer Parties are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of the Sixth Street Filing Parties and the Buyer Parties as to the fairness of the Mergers is not intended to be and should not be construed as a recommendation to any shareholder as to how that shareholder should vote on the Merger Proposal. The Sixth Street Filing Parties and the Buyer Parties have interests in the Mergers that are different from, and/or in addition to, the Enstar unaffiliated security holders of the Company.
The Sixth Street Filing Parties and the Buyer Parties believe that the interests of the Enstar unaffiliated security holders were represented by the Board, which negotiated the terms and conditions of the Merger Agreement with the assistance of its independent legal and financial advisors. The Sixth Street Filing Parties and the Buyer Parties did not participate in the deliberation of the Board regarding, nor receive advice from the respective legal or other advisors of the Company as to, the fairness of the Mergers. None of the Sixth Street Filing Parties or the Buyer Parties have performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the Mergers to the Enstar unaffiliated security holders. Based on, among other things, their knowledge and analysis of available information regarding the Company, as well as discussions with the Company’s senior management regarding the Company and its business and the factors considered by, and the analysis and resulting conclusions of, the Board discussed in the section entitled “Special Factors — Recommendation and Reasons for the Mergers” beginning on page 56 of this Proxy Statement (which analysis and resulting conclusions the Sixth Street Filing Parties and the Buyer Parties adopt), the Sixth Street Filing Parties and the Buyer Parties believe that the Mergers are substantively fair to the Enstar unaffiliated security holders. In particular, the Sixth Street Filing Parties and the Buyer Parties considered the following:
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the current and historical market prices of the Enstar Ordinary Shares, including the market performance of the Enstar Ordinary Shares relative to those of other participants in the Company’s industry and general market indices, and the fact that the price per Enstar Ordinary Share represents a premium of approximately 8.5% relative to the 90-day volume-weighted average price of Enstar Ordinary Shares and 6.9% of the 60-day volume-weighted average price of Enstar Ordinary Shares, in each case, as of July 26, 2024 (the last trading day prior to the public announcement of the Company’s entry into the Merger Agreement);

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the fact that, in considering the transaction with the Purchaser Filing Parties, the Board acted to represent the interests of the Company and the Enstar unaffiliated security holders;

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the fact that the Board had the full power and authority to negotiate the terms and conditions of any strategic transaction involving the Company (including the Mergers), including to reject any proposals made by Parent or any other person, and the recognition by the Board that it had no obligation to approve the Merger Agreement;

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the fact that the Board unanimously determined that the Merger Agreement and the Transactions, including the Mergers, are advisable, fair to, and in the best interests of, the Company and the Enstar unaffiliated security holders;

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the fact that consideration and negotiation of the Merger Agreement were conducted under the control and supervision of the Board, the members of which are not officers or employees of the Company (except for the CEO Filing Party and Ms. Gregory who, due to potential conflicts of interests, as more fully described in “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers ” beginning on page 90 of this Proxy Statement, recused themselves from, and did not participate in, the consideration and negotiation of the Merger Agreement) are not affiliated with any Sixth Street Filing Party and do not have any interests in the Mergers different from, or in addition to, those of the Enstar unaffiliated security holders, other than the members’ receipt of Board compensation (which is not contingent upon the completion of the Mergers or the Board’s recommendation and/or authorization and approval of the Mergers) and their indemnification and liability insurance rights under their respective indemnification agreement entered into with the Company and in connection with the Merger Agreement;

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the fact that the Board was fully informed about the extent to which the interests of the Purchaser Filing Parties in the Mergers differed from those of the Enstar unaffiliated security holders;

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the fact that the price per Enstar Ordinary Share will be paid to the Enstar unaffiliated security holdersin all cash, thus allowing the Enstar unaffiliated security holders of the Company to immediately realize a certain and fair value for their Enstar Ordinary Shares;

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the fact that the Mergers will provide liquidity for the Enstar unaffiliated security holders without the delays that would otherwise be necessary in order to liquidate the positions of larger holders and without incurring brokerage and other costs typically associated with market sales;

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the fact that the Mergers are not conditioned on any financing being obtained by Parent, which increases the likelihood that the Mergers will be consummated and that the consideration to be paid to the Enstar unaffiliated security holders of the Company in the Mergers will be received;

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the potential risks to the Company of continuing to have publicly traded ordinary shares, including the risks of market volatility, downward changes in interest rates and global uncertainty;

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the fact that, notwithstanding that the Purchaser Filing Parties are not entitled to, and did not rely on the opinion provided by Goldman to the Board on July 29, 2024, the Board received an opinion from Goldman stating that, as of that date and based upon and subject to the limitations, factors, qualifications, assumptions and other matters set forth therein, the Total Cash Consideration to be paid per Enstar Ordinary Share to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Enstar Ordinary Shares pursuant to the Merger Agreement was fair from a financial point of view to such holders, as more fully described below in the section entitled “Special Factors — Opinion of Goldman Sachs” beginning on page 65 of this Proxy Statement;

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the fact that the closing of the Mergers is conditioned on the Company’s receipt of the requisite shareholder approvals, including the affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy), if the First Bye-Law Amendment is approved, or by the affirmative vote of a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy), if the First Bye-Law Amendment is not approved; and

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the fact that, in considering the transaction with the Sixth Street Filing Parties and the Buyer Parties, the Board had control of the extensive negotiations with the members of the Sixth Street Filing Parties and the Buyer Parties and their respective advisors on behalf of the Enstar unaffiliated security holders;

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the fact that the Board retained, and had the benefit of advice from, nationally recognized independent legal and financial advisors;

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the fact that the Total Cash Consideration and the terms and conditions of the Mergers were the result of the Board’s extensive negotiations with Parent;

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the Company’s ability, under certain circumstances as set out in the Merger Agreement, to provide information to, or participate in discussions and negotiations with, third parties regarding any alternative acquisition proposal that constitutes or is reasonably likely to lead to a Superior Proposal;

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the Company’s ability, under certain circumstances as set out in the Merger Agreement, to terminate the Merger Agreement to enter into a definitive agreement related to a Superior Proposal, subject to paying Parent a termination fee in an amount equal to $145 million (which may be reduced to $102 million in certain circumstances if such termination occurs prior to the No-Shop Period Start Date), subject to and in accordance with the terms and conditions of the Merger Agreement;

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the Company’s ability to, for a period of 35 days after entering into the Merger Agreement, solicit alternative acquisition proposals from, and participate in discussions and negotiations with, third parties;

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the availability of appraisal rights to the Enstar shareholders who comply with all of the required procedures under Bermuda law for exercising appraisal rights, which allow such holders to seek appraisal of the fair value of their shares; and

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the fact that, in certain circumstances under the terms of the Merger Agreement, the Board is able to withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify its recommendation that the Company shareholders vote in favor of the proposal to adopt the Merger Agreement.

The Sixth Street Filing Parties and the Buyer Parties did not consider the liquidation value of the Company in determining their view as to fairness of the Merger to the Enstar unaffiliated security holders because the Sixth Street Filing Parties and the Buyer Parties consider the Company to be a viable going concern and view the trading history of Enstar Ordinary Shares as an indication of the Company’s going concern value, and, accordingly, did not believe liquidation value to be relevant to a determination as to the fairness of the Mergers.
Other than to the extent known to the Sixth Street Filing Parties and the Buyer Parties as disclosed in the section entitled “Special Factors — Background of the Mergers” beginning on page 43 of this Proxy Statement, the Sixth Street Filing Parties and the Buyer Parties were not aware of, and thus did not consider, any other firm offers made by any unaffiliated person during the past two years for (i) a merger or consolidation of the Company with another company, (ii) the sale or transfer of all or substantially all of the Company’s assets or (iii) the purchase of all or a substantial portion of the shares that would enable such person to exercise control of or significant influence over the Company.
In addition, the Sixth Street Filing Parties and the Buyer Parties did not view the purchase prices paid in the transactions described in the section entitled “Important Information Regarding Enstar — Transactions in Enstar Shares” beginning on page 162 of this Proxy Statement (all of which were below the Total Cash Consideration) to be relevant except to the extent that those prices indicated the trading price of the Enstar Ordinary Shares during the applicable periods.
The Sixth Street Filing Parties and the Buyer Parties did not receive any reports, opinions or appraisals from any outside party materially related to the fairness of the Mergers or the fairness of the Total Cash Consideration to be received by the holders of the Enstar Ordinary Shares or the preferred shares of the Company, as the Third Surviving Company, by the holders of the Enstar Preferred Shares, and thus did not consider any such reports, opinions or appraisals in determining the substantive and procedural fairness of the Mergers to Enstar unaffiliated security holders.
In addition, in the course of evaluating the Merger Agreement and the transactions contemplated thereby with respect to the treatment of the Enstar Preferred Shares under the Merger Agreement, the Sixth Street Filing Parties and the Buyer Parties did not consider in detail the current market prices or the historical market prices of the Enstar Preferred Shares or the net book value or the going concern value of Enstar, and did not deem such factor material to its evaluation, because the terms of the Enstar Preferred Shares, which are publicly available and filed with the SEC, contractually provide that the Enstar Preferred Shares can remaining outstanding in a strategic transaction involving the Company, with the holders of such shares being entitled to the same terms as the current corresponding Enstar Preferred Shares, including dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions as set forth in the certificate of designations applicable to the current corresponding Enstar Preferred Shares. In addition, the governing documents of the current corresponding Enstar Preferred Shares do not contractually contemplate or require different treatment in connection with a strategic transaction involving the Company and do not provide that the Enstar Preferred Shares are entitled to be treated in the same manner in any transactions as the Enstar Ordinary Shares. As described in the section entitled “Important Information Regarding Enstar — Transactions in Enstar Shares” beginning on page 162 of this Proxy Statement, in the past two years, there have not been any, and the Sixth Street Filing Parties and the Buyer Parties thus did not consider the purchase prices paid in, any transactions by any of the Purchaser Filing Parties.
The Sixth Street Filing Parties and the Buyer Parties also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed Mergers, including:

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(i) the fact that the Enstar unaffiliated security holders will not participate in any future earnings, appreciation in value or growth of the Company’s business and will not benefit from any potential sale of the Company or its assets to a third party in the future, (ii) the risk that the Mergers might not be completed in a timely manner or at all, and (iii) the fact that Parent and Parent Merger Sub are newly formed companies with essentially no assets other than the funding commitments of the Equity Investors;

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the restrictions on the conduct of the Company’s business prior to the completion of the Mergers set forth in the Merger Agreement, which may delay or prevent the Company from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of the Company pending completion of the Mergers;
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the negative effect that the pendency of the Mergers, or a failure to complete the Mergers, could potentially have on the Company’s business and relationships, including relationships with its employees, vendors, customers, regulators and rating agencies;

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subject to the terms and conditions of the Merger Agreement, beginning on the No-Shop Period Start Date, the Company and its subsidiaries are restricted from soliciting, proposing, initiating or knowingly encouraging the submission of acquisition proposals from third parties or the making of any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal;

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the possibility that the amounts that may be payable by the Company upon the termination of the Merger Agreement, including payment to Parent of a termination fee of $145 million in cash, and the processes required to terminate the Merger Agreement, including the opportunity for Parent to negotiate to make adjustments to the Merger Agreement, could discourage other potential acquirors from making a competing bid to acquire the Company; and

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the fact that the receipt of cash by a U.S. Holder in exchange for shares of Enstar Ordinary Shares pursuant to the Mergers will be a taxable transaction for U.S. federal income tax purposes.

The foregoing discussion of the information and factors considered and given weight by the Sixth Street Filing Parties and the Buyer Parties in connection with the fairness of the Mergers is not intended to be exhaustive but is believed to include all material factors considered by them. The Sixth Street Filing Parties and the Buyer Parties did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Mergers. Rather, the Sixth Street Filing Parties and the Buyer Parties reached their position as to the fairness of the Mergers after considering all of the foregoing as a whole.
The Sixth Street Filing Parties and the Buyer Parties believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the Mergers to the Enstar unaffiliated security holders. This position however, is not intended to be and should not be construed as a recommendation to any Enstar shareholder to approve the Merger Agreement. The Sixth Street Filing Parties and the Buyer Parties make no recommendation as to how Enstar shareholders should vote their Enstar Shares relating to the Mergers. The Sixth Street Filing Parties and the Buyer Parties attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the Enstar unaffiliated security holders, and, accordingly, did not negotiate the Mergers Agreement with a goal of obtaining terms that were fair to the Enstar unaffiliated security holders.
Position of the CEO Filing Party as to the Fairness of the Mergers
Under the SEC rules governing “going-private” transactions, the CEO Filing Party may be deemed to be an affiliate of the Company, and, therefore, required to express its belief as to the fairness of the proposed Mergers to the Enstar unaffiliated security holders. The Mergers constitute a Rule 13e-3 transaction for which a Schedule 13e-3 Transaction Statement has been filed with the SEC. The CEO Filing Party is making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of the CEO Filing Party as to the fairness of the Mergers is not intended to be and should not be construed as a recommendation to any Enstar shareholder as to how that shareholder should vote on the Merger Proposal. The CEO Filing Party has interests in the Mergers both the same and different as those of the Enstar unaffiliated security holders by virtue of the CEO Filing Party’s commitment to reinvest a portion of his ownership stake in the Company (such reinvestment being valued with the same valuation per share of Enstar Ordinary Shares as the price per Enstar Ordinary Share) in exchange for a continuing ownership stake in a direct or indirect parent entity of Parent pursuant to the Support Agreement.
Although the CEO Filing Party is a member of the Board, the CEO Filing Party recused himself from, and did not participate in, (i) the deliberations of the Board regarding, nor receive advice from the independent legal, financial or other advisors of the Company as to, the fairness of the Mergers to the Enstar unaffiliated security holders or (ii) the negotiations between the Board, on the one hand, and the Sixth Street Filing

Parties and Buyer Parties, on the other, with respect to the terms of the Merger Agreement, including with respect to the price per Enstar Ordinary Share to be paid to the Enstar unaffiliated security holders. For these reasons, the CEO Filing Party does not believe that his interests in the Mergers influenced the decisions or recommendations of the Board with respect to the Merger Agreement or the Mergers.
Based on, among other things, his knowledge and analysis of available information regarding the Company, as well as discussions with the Company’s senior management regarding the Company and its business and the factors considered by, and the analysis and resulting conclusions of, the Board discussed in the section entitled “Special Factors — Recommendation and Reasons for the Mergers” beginning on page 56 of this Proxy Statement, including the analysis set forth in the section entitled “Special Factors — Recommendation and Reasons for the Mergers — Current and Historical Market Prices of Enstar Ordinary Shares” on page 61 of this Proxy Statement (which analysis and resulting conclusions the CEO Filing Party adopts), the CEO Filing Party believes that the Mergers are substantively fair to the Enstar unaffiliated security holders based upon substantially the same factors considered by the Sixth Street Filing Parties and Buyer Parties described under the section entitled “Special Factors — Position of the Sixth Street Filing Parties and Buyer Parties as to the Fairness of the Mergers” beginning on page 71 of this Proxy Statement. In addition to the factors described under the foregoing sections, the CEO Filing Party also believes that the Merger is procedurally and substantively fair to the Enstar unaffiliated security holders based upon, among other things, the following factors, which are not listed in any relative order of importance:

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the fact that all of the members of the Board (other than CEO Filing Party and Ms. Gregory, who recused themselves and did not participate in applicable deliberations or negotiations) are not officers or employees of the Company and not affiliated with the CEO Filing Party and do not have any interests in the Mergers different from, or in addition to, those of the Enstar unaffiliated security holders, other than the members’ receipt of Board compensation (which is not contingent upon the completion of the Mergers or the Board’s recommendation and/or authorization and approval of the Mergers) and their indemnification and liability insurance rights under their respective indemnification agreement entered into with the Company and in connection with the Merger Agreement;

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the fact that the Board was fully informed about the extent to which, if any, the interests of the CEO Filing Party in the Mergers differed from those of the Enstar unaffiliated security holders;

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the fact that, since the outset of the strategic process that resulted in execution of the Merger Agreement, the potential transaction was conditioned upon (i) the approval of the Board and (ii) a condition requiring the Mergers to be approved by the affirmative vote of holders of a majority of the Enstar Shares that are present at the Special Meeting, if the First Bye-Law Amendment is approved, or by the affirmative vote of holders of a majority of the three-fourths of the Enstar Shares that are present at the Special Meeting, if the First Bye-Law Amendment is not approved; and

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the CEO Filing Party’s belief that the likelihood of completing the Mergers, which would result in the payment of the Total Cash Consideration to the Enstar unaffiliated security holders, is increased in light of the fact that the CEO Filing Party has agreed to vote all of his Enstar Ordinary Shares in favor of the Merger Proposal.

The CEO Filing Party believes the foregoing factors, including the ones described under the sections entitled “Special Factors — Recommendation and Reasons for the Mergers” beginning on page 56 of this Proxy Statement and “Special Factors — Position of the Sixth Street Filing Parties and Buyer Parties as to the Fairness of the Mergers” beginning on page 71 of this Proxy Statement, provide a reasonable basis upon which to form his position regarding the fairness of the Mergers to the Enstar unaffiliated security holders. This position however, is not intended to be and should not be construed as a recommendation to any Enstar shareholder to approve the Merger Agreement. The CEO Filing Party makes no recommendation as to how Enstar shareholders of the Company should vote their shares relating to the Mergers.
Plans for Enstar After the Mergers
Following completion of the Mergers, Merger Sub will have been merged with and into the Company, with the Company, as the Third Surviving Company, surviving the Third Merger and Parent directly owning all of the ordinary shares of the Company. The Enstar Ordinary Shares are currently listed on the NASDAQ and registered under the Exchange Act. Following completion of the Mergers, there will be no further market for the Enstar Ordinary Shares and, as promptly as practicable following the Third Effective Time and in compliance with applicable law, the Enstar Ordinary Shares will be delisted from the NASDAQ and deregistered under the Exchange Act. If the Mergers contemplated by the Merger Agreement are completed, each holder of Enstar Preferred Shares issued and outstanding as of immediately prior to the effective time of the First Merger will be entitled to receive preferred shares of the Third Surviving Company that are entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable, unless the holder of such Enstar Preferred Shares has properly exercised his or her appraisal rights with respect to such shares. As promptly as practicable following the Third Effective Time and in compliance with applicable law, the depositary shares representing interests in the Enstar Preferred Shares will be delisted from NASDAQ and deregistered under the Exchange Act. Enstar will no longer file periodic reports with the SEC on account of Enstar Ordinary Shares or such depositary shares, but the Buyer Parties have informed the Company that, after the consummation of the Mergers, the information made available to the holders of the Company’s outstanding notes pursuant to the indentures governing such notes (being quarterly and annual financial reports and current reports (in each case, containing the information that would be required to be filed with the SEC if the Company were required to file such reports, subject to certain exceptions with respect to, among other things, certifications under the Sarbanes-Oxley Act of 2002 and information related to the Company’s controls and procedures, corporate governance and executive compensation)) are also expected to be provided to the holders of the Enstar Preferred Shares.
At the Third Effective Time, the directors of Parent Merger Sub immediately prior to the Third Effective Time will become the initial directors of the Third Surviving Company, and the officers of Merger Sub immediately prior to the Third Effective Time will become the officers of the Third Surviving Company, each to hold office in accordance with the memorandum of association and bye-laws of the Third Surviving Company, in each case, until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal. Following the Third Effective Time, the memorandum of association of the Company, as the Second Surviving Company, as in effect immediately prior to the Third Effective Time, will become the memorandum of association of the Third Surviving Company, and the bye-laws in the form of the bye-laws of Parent Merger Sub, as in effect immediately prior to the Third Effective Time, will become the bylaws of the Third Surviving Company, until thereafter amended in accordance with the applicable provisions of the Bermuda Companies Act and such memorandum of association and such bye-laws.
The Purchaser Filing Parties currently anticipate that the Company’s operations initially will be conducted following completion of the Mergers substantially as they are currently being conducted (except that the Company will cease to be a public company and instead Parent will directly own all of the Enstar Ordinary Shares). The Purchaser Filing Parties are currently conducting a review of the Company and its business and operations with a view towards determining the level at which to redirect the Company’s operations to improve the Company’s long-term earnings potential as a private company. Such actions may include reducing certain of the Company’s costs and expenses following the Mergers, as well as reducing volatility of the balance sheet through different investment strategies. The Purchaser Filing Parties expect to complete such review following completion of the Mergers. Further, following completion of the Mergers, the Purchaser Filing Parties will continue to assess the Company’s assets, corporate and capital structure, capitalization, operations, business, properties, risk management and personnel to determine what additional changes, if any, would be desirable to enhance the business and operations of the Company. However, no definitive contracts, arrangements, plans, proposals, commitments or understandings with respect thereto currently exist. Although presently there are no definitive contracts, arrangements, plans, proposals, commitments or understandings regarding any such undertakings, the Purchaser Filing Parties and certain of their affiliates may seek, from and after the Third Effective Time, to expand into new markets or otherwise differentiate the Company’s business model to further enhance long-term earnings potential.
Effect of the Mergers
The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the Companies Act, Enstar, New Company Holdco, Company Merger Sub, Parent and Parent Merger Sub will effect a series of Mergers. Enstar will merge with and into

Company Merger Sub, with Enstar surviving the merger as the First Surviving Company and a direct wholly-owned subsidiary of New Company Holdco. As soon as practicable following First Effective Time, New Company Holdco will merge with and into the Company, as the First Surviving Company, with the Company surviving the merger as the Second Surviving Company. As soon as practicable following the Second Effective Time, Parent Merger Sub will merge with and into the Company, as the Second Surviving Company, with the Company surviving as the Third Surviving Company.
As a result of the Mergers, Parent will directly own all Enstar Ordinary Shares. Enstar shareholders holding Enstar Preferred Shares will receive the same number of preferred shares of the Company, as the Third Surviving Company, as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time, and the relative rights, terms and conditions of each such Enstar Preferred Share will remain unchanged, as described in more detail in the section entitled “Special Factors — Merger Consideration — Enstar Preferred Shares” beginning on page 81 of this Proxy Statement. In addition, Enstar Ordinary Shares and the depositary shares representing interests in the Enstar Preferred Shares will be delisted from NASDAQ and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations, and Enstar will no longer file periodic reports with the SEC on account of Enstar Ordinary Shares or such depositary shares, but the Buyer Parties have informed the Company that, after the consummation of the Mergers, the information made available to the holders of the Company’s outstanding notes pursuant to the indentures governing such notes (being quarterly and annual financial reports and current reports (in each case, containing the information that would be required to be filed with the SEC if the Company were required to file such reports, subject to certain exceptions with respect to, among other things, certifications under the Sarbanes-Oxley Act of 2002 and information related to the Company’s controls and procedures, corporate governance and executive compensation)) are also expected to be provided to the holders of the Enstar Preferred Shares. If the Mergers are consummated, holders of Enstar Ordinary Shares will not own any shares of the Third Surviving Company and holders of Enstar Preferred Shares will hold preferred shares of Enstar as the Third Surviving Company following the Mergers, with all of their relative rights, terms and conditions remaining unchanged.
Under Bermuda law, Enstar shareholders who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their Enstar Shares, may, within one month of the giving of the notice of the Special Meeting (delivered with this Proxy Statement), apply to the Bermuda Court for an appraisal of the fair value of their Enstar Shares, pursuant to Section 106 of the Companies Act. For more information, please see the section of this Proxy Statement entitled “Appraisal Rights.” The “First Effective Time” will occur upon the time indicated on the certificate of merger with respect to the First Merger. The “Second Effective Time” will occur upon the time indicated on the certificate of merger with respect to the Second Merger. The “Third Effective Time” will occur upon the time indicated on the certificate of merger with respect to the Third Merger.
Benefits of the Mergers for the Enstar Unaffiliated Security Holders
The primary benefit of the Mergers to Enstar unaffiliated security holders holding Enstar Ordinary Shares will be their right to receive the Total Cash Consideration for each Enstar Ordinary Share held by such shareholders as described above. This amount constitutes a premium of approximately 12.2% relative to the undisturbed 90-day volume-weighted average price of Enstar Ordinary Shares for the 90 trading days ending on the Undisturbed Date and 11.8% of the 60-day volume-weighted average price of Enstar Ordinary Shares for the 60 trading days ending on the Undisturbed Date.
Additionally, such shareholders will avoid the risk after the Mergers of any possible decrease in Enstar’s future earnings, growth or value.
The primary benefit of the Mergers to Enstar unaffiliated security holders holding Enstar Preferred Shares will be the fact that, in accordance with the terms of such Enstar Preferred Shares, such holders will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable, and will retain an interest in the potential future earnings, growth or value realized by Enstar after the Mergers, in each case, unless the holder of such Enstar Preferred Shares has properly exercised his or her appraisal rights with respect to such shares. Additionally, holders of the Enstar Preferred Shares should not recognize gain or loss with respect to such Enstar Preferred Shares in the Mergers.
Detriments of the Mergers to the Enstar Unaffiliated Security Holders
The primary detriment of the Mergers to the Enstar unaffiliated security holders holding Enstar Ordinary Shares is the lack of an interest of such shareholders in the potential future earnings, growth, or value realized by Enstar after the Mergers, including as a result of any sale of Enstar or its assets to a third party in the future. Additionally, the receipt of cash in exchange for Enstar Ordinary Shares pursuant to the Mergers will generally be a taxable sale transaction for U.S. federal income tax purposes to U.S. Holders (as described in the section entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Mergers” beginning on page 102 of this Proxy Statement) who surrender their Enstar Ordinary Shares in the Mergers to the extent that such shareholders have any gain on their Enstar Ordinary Shares.
The primary detriment of the Mergers to the Enstar unaffiliated security holders holding Enstar Preferred Shares is the fact that the depositary shares representing interests in the Enstar Preferred Shares will be delisted from NASDAQ and deregistered under the Exchange Act and accordingly, Enstar will no longer file periodic reports with the SEC on account of such depositary shares. However, the Buyer Parties have informed the Company that, after the consummation of the Mergers, the information made available to the holders of the Company’s outstanding notes pursuant to the indentures governing such notes (being quarterly and annual financial reports and current reports (in each case, containing the information that would be required to be filed with the SEC if the Company were required to file such reports, subject to certain exceptions with respect to, among other things, certifications under the Sarbanes-Oxley Act of 2002 and information related to the Company’s controls and procedures, corporate governance and executive compensation)) are also expected to be provided to the holders of the Enstar Preferred Shares.
Additionally, such shareholders, in accordance with the terms of such Enstar Preferred Shares, will not receive any cash value in the Mergers in respect of Enstar Preferred Shares.
Certain Effects of the Mergers for the Purchaser Filing Parties
The benefits of the Mergers to the Purchaser Filing Parties include the fact that, following the completion of the Mergers, Parent will directly own all the Enstar Ordinary Shares and will therefore have a corresponding interest in the surviving company’s net book value and net earnings. Enstar’s book value and prior to and immediately after the Mergers, based on Enstar’s book value at June 30, 2024 and net income for the six months ended June 30, 2024, as if the Mergers were completed on such date, were $5.261 billion and $264 million, respectively.
	Beneficial Ownership of Enstar Prior to the Mergers(1)			Beneficial Ownership of Enstar After the Mergers(2)
($ in millions)	% Ownership	Net Book Value at June 30, 2024(3)	Net Income for the Six Months Ended June 30, 2024(4)	% Ownership	Net Book Value at June 30, 2024	Net Income for the Six Months Ended June 30, 2024
Purchaser Filing Parties			—	100%	$5,261	$264
Sixth Street Filing Parties	4.7%	$246.7	$12.4	—	—	—
CEO Filing Party	4.3%	$227.4	$11.4	5.2%	$274	$14

(1)
Based on 15,230,911 shares of Enstar Ordinary Shares issued and outstanding as of June 30, 2024.

(2)
The actual interests of the Purchaser Filing Parties following completion of the Mergers will be calculated based on the Reinvesting Shareholders’ ownership of Enstar Ordinary Shares as of immediately prior to the First Effective Time, which is not known as of the date of this Proxy Statement.

(3)
Based on net book value of $5.261 billion as of June 30, 2024.

(4)
Based on net income of $264 million for the six months ended June 30, 2024.

In addition, the Purchaser Filing Parties will benefit from the savings associated with Enstar no longer being required to file reports under or otherwise having to comply with provisions of the Exchange Act. Detriments of the Mergers to the Purchaser Filing Parties include the lack of liquidity for Enstar Shares following the Mergers and the risk that Enstar will decrease in value following the Mergers.
Effect on Enstar if the Mergers are Not Consummated
If the Merger Agreement is not approved by the Enstar shareholders, or if the Mergers are not consummated for any other reason:
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the Enstar shareholders will not be entitled to, nor will they receive, any payment or other consideration for their respective Enstar Shares pursuant to the Merger Agreement;

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Enstar will remain an independent public company, the Enstar Ordinary Shares and depositary shares representing interests in Enstar Preferred Shares will continue to be listed and traded on NASDAQ and registered under the Exchange Act, and Enstar will continue to file periodic reports with the SEC on account of the Enstar Shares;

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under certain specified circumstances, Enstar may be required to pay Parent the Company Termination Fee upon the termination of the Merger Agreement. For more information, please see the section entitled “Terms of the Merger Agreement — Company Termination Fee” beginning on page 144 of this Proxy Statement;

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under certain specified circumstances, Parent may be required to pay the Company the Parent Termination Fee or the Debt Event of Default Termination Fee upon the termination of the Merger Agreement. For more information, please see the section entitled “Terms of the Merger Agreement — Parent Termination Payments” beginning on page 145 of this Proxy Statement; and

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Enstar shareholders will continue to own their Enstar Shares and will continue to be subject to the same general risks and opportunities as those to which they are currently subject with respect to ownership of Enstar Shares.

If the Mergers are not consummated, there is no assurance as to the effect of these risks and opportunities on the future value of the Enstar Shares, including the risk that the market price of Enstar shares may decline to the extent that the current market price of the Enstar Shares reflects a market assumption that the Mergers will be consummated. If the Mergers are not consummated, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition earnings or prospects of the Company will not be adversely impacted.
Merger Consideration
Enstar Ordinary Shares
Following the Mergers, Enstar shareholders holding Enstar Ordinary Shares will receive a total of $338 in cash per Enstar Ordinary Share, as provided in more detail below.

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Upon the First Effective Time, each Enstar Ordinary Share that is issued and outstanding as of immediately prior to the First Effective Time (other than (i) Enstar Ordinary Shares owned by Parent, Parent Merger Sub, the Company or their respective wholly-owned subsidiaries, (ii) any Reinvesting Shares, (iii) any Enstar Ordinary Shares subject to the Company’s equity awards (other than Company Restricted Shares), (iv) any Enstar Ordinary Shares that are Dissenting Shares and (v) to the extent the First Effective Time occurs prior to the JSOP Exchange Date, any Enstar Ordinary Shares held subject to the JSOP at such time), will be converted into the right to receive the First Merger Consideration. Upon the First Effective Time, each Reinvesting Share issued and outstanding immediately prior to the First Effective Time will be converted into a New Ordinary Share.

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Upon the Second Effective Time, each New Ordinary Share issued and outstanding immediately prior to the Second Effective Time (other than (i) New Ordinary Shares owned by Parent, Parent Merger Sub, the First Surviving Company or their respective wholly-owned subsidiaries,

(ii) any New Ordinary Shares subject to the Company’s equity awards, and (iii) to the extent the Second Effective Time occurs prior to the JSOP Vesting Date, any New Ordinary Shares held subject to the JSOP at such time), will be converted into a Second Surviving Company Ordinary Share. Upon the Second Effective Time, each New Ordinary Share held by the Reinvesting Shareholders immediately prior to the Second Effective Time issued and outstanding immediately prior to the Second Effective Time owned by the Reinvesting Shareholders will be converted into a Second Surviving Company Ordinary Share.
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Upon the Third Effective Time, each Second Surviving Company Ordinary Share issued and outstanding immediately prior to the Third Effective Time (other than (i) the Second Surviving Company Ordinary Shares owned by Parent, Parent Merger Sub or the Second Surviving Company or their respective wholly-owned subsidiaries, (ii) any Second Surviving Company Ordinary Shares subject to the Company’s equity awards, (iii) any Second Surviving Company Ordinary Shares that are Dissenting Shares and (iv) to the extent the Third Effective Time occurs prior to the JSOP Vesting Date, any Second Surviving Company Ordinary Shares held subject to the JSOP at such time) will be converted into the right to receive the Third Merger Cash Consideration. Upon the Third Effective Time, each Second Surviving Company Ordinary Share held by holders of the Reinvesting Shares will, at the election of Parent, either receive the Total Cash Consideration or be canceled and cease to exist.

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If prior to the First Closing, the Company reasonably determines in good faith that the aggregate cash consideration to be paid in respect of the First Merger is not reasonably likely to equal the Aggregate First Merger Amount, the Company will be entitled to terminate the Merger Agreement, provided that Parent may elect to increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger (in which case, such termination right would no longer be available to the Company). For more information, please see the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement” beginning on page 142 of this Proxy Statement.

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Although fractional shares of New Ordinary Shares and Second Surviving Company Ordinary Shares may be issued at the First Effective Time and the Second Effective Time, respectively, the Company expects that the Second Effective Time and the Third Effective Time will occur as soon as practicable following the First Effective Time and Second Effective Time, respectively, and, (a) as provided in more detail above the Total Cash Consideration is tied to the number of Enstar Ordinary Shares held by Enstar shareholders immediately prior to the First Effective Time rather than the number of New Ordinary Shares or Second Surviving Company Ordinary Shares held at the Second Effective Time and the Third Effective Time, respectively, (b) the Merger Agreement also expressly provides that the aggregate cash consideration received per each Enstar Ordinary Share will be equal to $338 and (c) no Enstar shareholder will be able to transfer any New Ordinary Shares or Second Surviving Company Ordinary Shares prior to the Third Effective Time.

Enstar Preferred Shares
Following the Mergers, Enstar shareholders holding Enstar Preferred Shares will receive the same number of preferred shares of the Company, as the Third Surviving Company, as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time, and the relative rights, terms and conditions of each such Enstar Preferred Share will remain unchanged, as described in more detail below.
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Upon the First Effective Time, each Enstar Preferred Share issued and outstanding immediately prior to the First Effective Time will automatically be converted into a preferred share of New Company Holdco and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.

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Upon the Second Effective Time, each such preferred share of New Company Holdco issued and outstanding immediately prior to the Second Effective Time will automatically be converted into a preferred share of Company, as the Second Surviving Company and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.

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Upon the Third Effective Time, each such preferred shares issued and outstanding immediately prior to the Third Effective Time will automatically be converted into a preferred share of the Company, as the Third Surviving Company and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.

Holders of Enstar Preferred Shares shall receive the same number (including any fraction) of preferred shares in the Third Surviving Company as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time (which will also be the number of preferred shares of New Company Holdco following the First Effective Time and the number of preferred shares of the Second Surviving Company following the Second Effective Time). As noted above in respect of the Enstar Ordinary Shares, (a) the Company expects that the Second Effective Time and the Third Effective Time will occur as soon as practicable following the First Effective Time and the Second Effective Time, respectively, and (b) no such holders will be able to transfer any preferred shares of New Company Holdco or the Company, as the Second Surviving Company, prior to the Third Effective Time.
Dissenting Shares will be cancelled and cease to exist and will not be converted into or represent the right to receive the Total Cash Consideration or the preferred shares of the Third Surviving Company, as applicable, following the Mergers. Such Enstar shareholders instead will only be entitled to receive the fair value of such Dissenting Shares held by them in accordance with, and as provided by, Section 106 of the Companies Act. For more information, please refer to the section of this Proxy Statement entitled “Appraisal Rights.”
Treatment of Equity Awards
In connection with the Mergers, the holders of outstanding Enstar equity awards will receive the cash payments described below (subject to applicable tax withholdings).
Company Restricted Shares:   At the First Effective Time, each Company Restricted Share, whether vested or unvested, will be deemed to be fully vested and non-forfeitable, and in connection with the Mergers, will be treated on the same basis as Enstar Ordinary Shares generally, as described above in the section entitled “Special Factors — Merger Consideration — Enstar Ordinary Shares”.
Company RSU Awards:   In connection with the Mergers, each Company RSU Award will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares. The conversion process will be effectuated as follows:
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at the First Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company RSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, each Company RSU Award whether vested or unvested, will be deemed to be fully vested and non-forfeitable and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time.
Notwithstanding the treatment of the Company RSU Awards in connection with the Mergers described above, any Company RSU Awards granted on or after March 1, 2025 will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Company RSU Awards Granted on or After March 1, 2025” beginning on page 95 of this Proxy Statement.
Earned Company PSU Awards:   In connection with the Mergers, each Company PSU Award respect to which the applicable performance period has been completed before the Third Effective Time will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares. The conversion process will be effectuated as follows:
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at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, each such Company PSU Award will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time.

Unearned Company PSU Awards:   In connection with the Mergers, each unvested Company PSU Award with respect to which the applicable performance period has not been completed before the Third Effective Time (other than any Special Company PSU Award) will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming actual performance, as prorated based on the days elapsed during the applicable performance period through the Third Effective Time. The conversion process will be effectuated as follows:
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at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, a portion of each such Company PSU Award will vest at actual performance on a prorated basis, based on the portion of the performance period lapsed through the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the vested portion of such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Company PSU Award immediately prior to the First Effective Time, and the remaining unvested portion of such Company PSU Award will be canceled and forfeited without consideration.

Special Company PSU Awards:   In connection with the Mergers, each Special Company PSU Award will be canceled at the Third Effective Time and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming the greater of actual performance and target performance. The conversion process will be effectuated as follows:
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at the First Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, each Special Company PSU Award will vest at the greater of (i) target performance and (ii) actual performance through a truncated performance period ending immediately prior to the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (a) the Third Merger Cash Consideration, multiplied by the vested portion of such Special Company PSU Award, plus (b) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Special Company PSU Award immediately prior to the First Effective Time, and any remaining unvested portion of such Special Company PSU Award will terminate without consideration.

Notwithstanding the treatment of the Special Company PSU Awards pursuant to the Merger Agreement as described above, the Special Company PSU Awards will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Severance and Change in Control Payments — Ms. Gregory” beginning on page 95 of this Proxy Statement.
JSOP:   The treatment of the JSOP will depend on when the First Effective Time occurs.
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If the First Effective Time occurs on or before the JSOP Vesting Date or, if later, before the JSOP Exchange Date, then at the Third Effective Time, the Shares (as defined in the JSOP) will be canceled and converted into the right for (i) Volume Five Limited to receive a cash payment in an amount equal to (a) the Total Cash Consideration minus $205.89, multiplied by (b) the total number of Enstar Ordinary Shares held subject to the JSOP and (ii) the Trustee (as defined in the JSOP) to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Enstar Ordinary Shares comprised in the Trust Interest (as defined in the JSOP).

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If the First Effective Time occurs after the JSOP Vesting Date and the interest held by Volume Five Limited vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company will make a cash payment to Mr. Silvester in an amount equal to (i) the total number of Enstar Ordinary Shares that would have been delivered in respect of the portion of the interest held by Volume Five Limited under the JSOP that vested on the JSOP Vesting Date if the relevant share price under the JSOP had been equal to the Total Cash Consideration minus the total number of Enstar Ordinary Shares actually delivered in respect of the JSOP on or after the JSOP Vesting Date, multiplied by (ii) the Total Cash Consideration.

Treatment of the Company ESPP
With respect to the Company ESPP:
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all offering periods under the Company ESPP were terminated as of the Final Exercise Date;

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the Company ESPP was terminated as of the Final Exercise Date, subject to the occurrence of the Third Closing;

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each outstanding right under the Company ESPP on the Final Exercise Date will be caused to be exercised as of such date for the purchase of Enstar Ordinary Shares in accordance with the terms of the Company ESPP; and

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any outstanding Enstar Ordinary Shares obtained through the exercise of such outstanding right will be treated on the same basis as Enstar Ordinary Shares generally, as described above in the section entitled “Special Factors — Merger Consideration — Enstar Ordinary Shares” beginning on page 80 of this Proxy Statement.
Projections
Enstar does not, as a matter of course, make public projections as to future performance, earnings or other results due to, among other reasons, the inherent unpredictability of projections and their underlying assumptions and estimates, especially over longer periods of time. Although Company management periodically prepares, and the Board periodically evaluates, prospective financial information concerning its future performance as part of its annual financial planning process, Company management does not produce long-range financial projections in the ordinary course with a view toward public disclosure. Despite this general practice, in connection with the Board’s evaluation of strategic alternatives, including the continued execution of the Company’s strategy as a standalone public company or the possible sale of the Company to a third party, including pursuant to the Mergers, Company management prepared certain non-public, unaudited prospective financial information with respect to fiscal years 2024 through 2028.
In March and April 2024, Company management prepared the Draft Financial Projections, which the Board reviewed at its April 4, 2024 information session. The Draft Financial Projections were prepared based on the 2024 business plan and the related five-year forecasts for the Company prepared by Company management and reviewed by the Board on February 21 and 22, 2024, except that Company management made certain modifications to such five-year forecasts as discussed in the section entitled “Special Factors — Background of the Mergers” beginning on page 43 of this Proxy Statement. The Draft Financial Projections were not approved by the Board for use and reliance by Goldman Sachs in performing its financial analyses relating to the rendering of its fairness opinion but were approved for use and reliance by Goldman Sachs in connection with certain ongoing preliminary financial analyses as described in the section entitled “Special Factors — Background of the Mergers” beginning on page 43 of this Proxy Statement.
During the Board’s April 4, 2024 information session, the Board discussed the sensitivity of the Draft Financial Projections to capital return assumptions for the Company for fiscal years 2024 to 2028 and requested that Goldman Sachs, purely for illustrative purposes, perform certain financial analyses of the Company based on a sensitivity case that reflected the Draft Financial Projections adjusted solely to reflect capital return of the Company that was twice as high in each of fiscal years 2024 to 2028 as compared to the level of capital return contemplated in the Draft Financial Projections (such sensitivity case, the “Draft Financial Projections — Accelerated Return Case”). Goldman Sachs arithmetically derived the Draft Financial Projections — Accelerated Return Case, as directed by the Board and as described in the prior sentence. The Draft Financial Projections — Accelerated Return Case was not approved by the Board for use and reliance by Goldman Sachs in performing its financial analyses relating to the rendering of its fairness opinion but were approved for use by Goldman Sachs solely in connection with the requested illustrative analysis as described in the section entitled “Special Factors — Background of the Mergers” beginning on page 43 of this Proxy Statement.
In April 2024, Company management prepared a revised set of the Company’s five-year forecasts, which were identical to the Draft Financial Projections, except that they (i) projected the Company’s financial performance from and including the second fiscal quarter of 2024 rather than from and including the first fiscal quarter of 2024, as contemplated in the Draft Financial Projections and (ii) to reflect the actual financial performance of the Company in the first quarter of 2024, projected increased M&A activity and increased share repurchases in the second, third and fourth fiscal quarters of 2024 as compared to the Draft Financial Projections (the “Draft Financial Projections (Updated for Q1’24)”). The Draft Financial Projections were provided to Sixth Street on April 7, 2024 and the Draft Financial Projections (Updated for Q1’24) were provided to Sixth Street on June 12, 2024, but were not reviewed with the Board and were not approved by the Board for use and reliance by Goldman Sachs in performing its preliminary financial analyses of the Company or its financial analyses of the Company relating to the rendering of its fairness opinion, and therefore are not presented in the various Projection information tables presented below.
In July 2024, Company management prepared the Financial Projections, which were identical to the Draft Financial Projections, except that the Financial Projections forecasted the Company’s financial performance from and including the third fiscal quarter of 2024 rather than from and including the first fiscal quarter of 2024 as provided in the Draft Financial Projections. The Financial Projections were approved by the Board for use and reliance by Goldman Sachs in connection with its financial analyses and the opinion that Goldman Sachs rendered in connection with the Transactions as described in the section entitled “Special Factors — Opinion of Goldman Sachs” beginning on page 65 of this Proxy Statement. We refer to the Draft Financial Projections, the Draft Financial Projections — Accelerated Return Case, the Draft Financial Projections (Updated for Q1’24) and the Financial Projections together as the “Projections”.
The Projections were not prepared with a view toward public disclosure and any summaries thereof are included in this Proxy Statement only because (i) such projections (being the Draft Financial Projections, the Draft Financial Projections — Accelerated Return Case and the Financial Projections) were made available to the Board in connection with its review of the potential transaction with Sixth Street and the strategic alternatives of the Company, (ii) such projections (being the Draft Financial Projections and the Draft Financial Projections (Updated for Q1’24)) were made available to Sixth Street, (iii) such projections (being the Draft Financial Projections and the Draft Financial Projections — Accelerated Return Case) were used by Goldman Sachs for purposes of its preliminary financial analyses and (iv) the Financial Projections were used by Goldman Sachs for purposes of its valuation analyses and fairness opinion provided to the Board, as described in the section entitled “Special Factors — Opinion of Goldman Sachs” beginning on page 65 of this Proxy Statement. The summaries of any Projections are not being included in this Proxy Statement to influence a shareholder’s decision with respect to the Mergers, including whether to vote in favor of the Merger Proposal or any other Special Meeting Proposals and whether or not to seek appraisal rights with respect to their Enstar Shares in connection with the Mergers. The Projections may differ from published analyst estimates and forecasts.
The Projections (constituting prospective financial information) were not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The Projections have been prepared by, and are the responsibility of, the Company management. PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying Projections and, accordingly, PwC does not express an opinion or any other form of assurance with respect thereto. The PwC report included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which is incorporated by reference in this Proxy Statement, relates to the Company’s previously issued financial statements. It does not extend to the Projections and should not be read to do so. KPMG Audit Limited (“KPMG”), the Company’s independent registered public accounting firm related to the 2021 annual financial statements has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying Projections and, accordingly, KPMG does not express an opinion or any other form of assurance with respect thereto. The KPMG report included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which is incorporated by reference in this Proxy Statement, relates to the Company’s previously issued financial statements. It does not extend to the Projections and should not be read to do so.
The Projections, while presented with numerical specificity, necessarily were based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of the Company management. Because the Projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The assumptions upon which the Projections were based necessarily involve judgments with respect to, among other things, future economic, competitive and financial market conditions, estimates of reserves for losses, expected run-off liability earnings, changes in fair value due to interest rate movements, strategic share repurchases, and the entry into, exit from, and performance of the Company’s strategic investments, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control, including general economic conditions, competition and the risks discussed in this Proxy Statement under the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 39 of this Proxy Statement. The Projections also reflect the assumptions as to certain business decisions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for the Company’s business, competitive environment, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the Projections were prepared. In addition, the Projections might be affected by the Company’s ability to achieve proposed initiatives, objectives and targets over the applicable periods. Detailed variables and assumptions underlying the Draft

Financial Projections, the Draft Financial Projections — Accelerated Return Case and the Financial Projections are presented beneath the summary tables below.
The Projections treat the Company on a standalone basis and without giving effect to, and as if the Company never contemplated, the Mergers, including the impact of negotiating or executing the Merger Agreement, the expenses that may be incurred in connection with consummating the Mergers, the effect of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed or the effect of any business or strategic decisions or actions which would likely have been taken if the Merger Agreement had not been executed but which were instead altered, accelerated, postponed or not taken in anticipation of the Mergers.
There can be no assurance that the Projections will be realized, and actual results may vary materially from those shown. The inclusion of the Projections in this Proxy Statement should not be regarded as an indication that the Company or any of its affiliates, advisors, officers, directors or representatives considered or consider the Projections to be predictive of actual future events or events that have occurred since the date of such forecasts, and the Projections should not be relied upon as such. The Company has not updated the Projections to reflect Company management’s current views of the Company or the Company’s future financial performance and the Projections should not be treated as guidance with respect to the projected results for any period. Neither the Company nor any of its affiliates, advisors, officers, directors or representatives can give any assurance that actual results will not differ materially from the Projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the Projections to reflect circumstances existing after the date the Projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Projections are shown to be in error. The Company does not intend to make publicly available any update or other revision to the Projections, except as otherwise required by law, and neither the Company, Sixth Street or, after the consummation of the Mergers, the Third Surviving Company, undertakes any obligation or otherwise to revise the Projections after the date hereof, except to the extent required by law. Neither the Company, Sixth Street, nor any of their respective affiliates, advisors, officers, directors or representatives has made or makes any representation to any shareholder of the Company or other person regarding the ultimate performance of the Company compared to the information contained in the Projections or that the Projections will be achieved. The Company has made no representation to Sixth Street, Goldman Sachs or their respective affiliates, in the Merger Agreement or otherwise, concerning the Projections. The Projections are forward-looking statements, and are expressly qualified in their entirety by the risks and uncertainties identified above and the cautionary statements contained in the Company’s Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available on the SEC’s website at www.sec.gov.
Certain of the measures used in the Projections (including management adjusted book value) are or may be considered non-GAAP (as defined below) financial measures. The non-GAAP financial measures used in the Projections were relied upon by the Board in connection with its evaluation of the Mergers and, at the direction of the Board, by Goldman Sachs in connection with its financial analysis and, with respect to the Financial Projections, the opinion that Goldman Sachs rendered in connection with the Mergers as described in the section entitled “Special Factors — Opinion of Goldman Sachs” beginning on page 65 of this Proxy Statement. There are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with generally accepted accounting principles (“GAAP”), and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. No reconciliation of non-GAAP financial measures in the Projections to GAAP measures was created or used in connection with preparing the Projections and no such reconciliation of non-GAAP financial measures in the Projections to GAAP measures was relied upon by the Board in connection with its evaluation of the Mergers, or by Goldman Sachs in connection with its financial analyses and the opinion that Goldman Sachs rendered in connection with the Mergers, as described in the section entitled “Special Factors  — Opinion of Goldman Sachs” beginning on page 65 of this Proxy Statement.
In light of the foregoing factors and the uncertainties inherent in the Projections, Enstar shareholders are cautioned not to place undue, if any, reliance on the Projections. Neither the Company, Sixth Street or

any of their respective affiliates, advisors, or representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the information contained in the Projections.
The following is a summary of the Draft Financial Projections, the Draft Financial Projections — Accelerated Return Case and the Financial Projections (which summary is not included in this Proxy Statement to induce any Company shareholder to vote in favor of approving the Merger Proposal or approving any other Special Meeting Proposals):
Draft Financial Projections
	Actuals as of December 31, 2023	Estimated for the years ended December 31,
(amounts in millions)		2024	2025	2026	2027	2028
Earnings		$659	$572	$708	$818	$1,010
Share Repurchases		$(250)	$(100)	$(100)	$(100)	$(100)
End of Period Book Value (including AOCI)	$5,025	$5,547	$6,110	$6,800	$7,537	$8,461
Management Adjusted Book Value(1)	$5,391	$5,754	$6,192	$6,771	$7,509	$8,439
Distributable Cash Flows(2)		$250	$100	$100	$100	$100

(1)
Management Adjusted Book Value means ordinary shareholders’ equity, less fair value changes on fixed maturities and funds held-directly managed, fair value of insurance contracts for which the Company has elected the fair value option, fair value adjustments, and net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any).

(2)
Represents return of capital to Enstar shareholders in the form of share repurchases.

Summary of Material Assumptions:
As discussed above, the Draft Financial Projections were based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of the Company management. The Draft Financial Projections include the following material qualitative and quantitative assumptions of Enstar management:
Investment Returns

•
Investment returns on invested assets projected based on interest rate forward curves, contracted payments due on existing fixed income assets and expected long term returns of 9 – 11% on risk assets.

•
Projected asset growth based on expected proceeds from new business consideration net of claim payments and operational expenses.

New Business

•
(Re)insurance transactions — projected annual capital deployment for future new (re)insurance contracts in the amount of $3.0 – 3.5 billion, considering (i) Enstar’s deal pipeline at the time of the development of the Draft Financial Projections, and (ii) the forward-looking expectations of Enstar’s internal acquisitions team.

•
Run-off liability earnings (RLE) — projected development of ultimate liabilities on future new loss portfolio transfer (LPT) arrangements are consistent with historically observed trends and the forward-looking expectations of Enstar’s claims management team.

•
Regulatory capital levels — projected maintenance and monitoring of the Company’s operating capital at a consistent level in excess of regulatory requirements through all periods.

Expenses

•
General and administrative expenses — projections of general and administrative expenses based on (i) expected increases in line with inflationary trends ranging from 4% in 2024 to 2 to 2.5% later in the projection period, reflecting continued growth of the Company’s scale, net of (ii) the expected impact of cost savings initiatives.

•
Interest expense — projected debt service costs consider contractual interest rates on debt outstanding throughout the forecast projection period (as disclosed in the Company’s notes to the financial statements) and assuming no early repayment or incremental borrowings for non-Junior Subordinated Notes.

•
Income tax expense — projected income tax expense based on an assumed effective tax rate in 2024 of -0.5%, increasing to 14.4% in the later years. The projections consider the effects of expected future tax liability in the taxing jurisdictions in which the Company operates, including the expected effects of the Bermuda Corporate Income Tax Act commencing in 2025.

Other

•
Share repurchases — projected quantum of future share repurchases based on expectations of future excess liquidity and market demand (as shown in the row titled “Distributable Cash Flows” in the table immediately above).

•
Ratings — The Company and its operating subsidiaries were assumed to continue to maintain their financial strength and investment grade ratings as disclosed in the Company’s periodic financial reports.

Draft Financial Projections — Accelerated Return Case
	Actuals as of December 31, 2023	Estimated for the years ended December 31,
(amounts in millions)		2024	2025	2026	2027	2028
Earnings		$659	$572	$708	$818	$1,010
Share Repurchases		$(500)	$(200)	$(200)	$(200)	$(200)
End of Period Book Value (including AOCI)	$5,025	$5,297	$5,760	$6,350	$6,987	$7,811
Management Adjusted Book Value(1)	$5,391	$5,504	$5,842	$6,321	$6,959	$7,789
Distributable Cash Flows(2)		$500	$200	$200	$200	$200

(1)
Management Adjusted Book Value means ordinary shareholders’ equity, less fair value changes on fixed maturities and funds held-directly managed, fair value of insurance contracts for which the Company has elected the fair value option, fair value adjustments, and net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any).

(2)
Represents return of capital to Enstar shareholders in the form of share repurchases.

Summary of Material Assumptions:
The Draft Financial Projections — Accelerated Return Case utilized all of the same assumptions as the Draft Financial Projections described above. Such projections were incrementally adjusted solely to reflect assumptions for capital return to Company shareholders that were twice as high in each of fiscal years 2024 to 2028 as compared to the capital return assumptions contemplated in the Draft Financial Projections.
Financial Projections
	Actuals as of June 30, 2024	Estimated for the six-months period ended December 31, 2024	Estimated for the years ended December 31,
(amounts in millions)			2025	2026	2027	2028
Earnings		$414	$572	$708	$818	$1,010
Share Repurchases		$(250)	$(100)	$(100)	$(100)	$(100)
End of Period Book Value (including AOCI)	$5,261	$5,547	$6,110	$6,800	$7,537	$8,461
Management Adjusted Book Value(1)	$5,713	$5,754	$6,192	$6,771	$7,509	$8,439
Distributable Cash Flows(2)		$250	$100	$100	$100	$100

(1)
Management Adjusted Book Value means ordinary shareholders’ equity, less fair value changes on fixed maturities and funds held-directly managed, fair value of insurance contracts for which the Company has elected the fair value option, fair value adjustments, and net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any).

(2)
Represents return of capital to Enstar shareholders in the form of share repurchases.

Summary of Material Assumptions:
The Financial Projections utilized the same assumptions as the Draft Financial Projections referenced above, however, such projections forecasted the Company’s financial performance from and including the third fiscal quarter of 2024 rather than the first fiscal quarter of 2024 as provided in the Draft Financial Projections.
The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company incorporated by reference into this Proxy Statement.
Interests of the Directors and Executive Officers of Enstar in the Mergers
When considering the recommendation of the Board that you vote to approve the Merger Proposal, you should be aware that directors and executive officers of Enstar may have interests in the Mergers that are or may be different from, or in addition to, your interests as an Enstar shareholder. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement, in approving the Merger Agreement and the Mergers, and in recommending that the Merger Agreement be approved by Enstar shareholders. These interests include the following:
•
the conversion of equity awards held by the directors and executive officers into the right to receive cash payments;

•
the entitlement of each of the executive officers to receive, under their service agreements with Enstar, severance payments and benefits on termination of employment and, in the case of Mr. Silvester, a change in control payment;

•
the potential grant of retention awards to the executive officers;

•
Mr. Silvester entered into the Support Agreement, pursuant to which Mr. Silvester agreed, among other things, to vote or execute consents with respect to the number of Enstar Ordinary Shares beneficially owned by Mr. Silvester set forth in such Support Agreement in favor of the Mergers, subject to certain terms and conditions contained therein and to reinvest his Enstar Shares into a non-voting ownership interest in a parent company of Parent;

•
the continued indemnification and directors’ and officers’ liability insurance to be provided by the Third Surviving Company; and

•
with respect to Mr. Carey, the fact that the Preferred Equity Investor has committed to provide to Parent the Preferred Equity Financing, as described in more detail in the section entitled “Special Factors — Financing of the Mergers — Preferred Equity Financing” beginning on page 100 of this Proxy Statement.

If the Merger Proposal is approved by Enstar shareholders, the Enstar Shares held by the directors and executive officers of Enstar will be treated in the same manner as issued and outstanding Enstar Shares held by Enstar shareholders generally (see above under “Merger Consideration — Enstar Ordinary Shares” and “Merger Consideration — Enstar Preferred Shares”).
Enstar Equity Awards
The tables in this section set forth information about the equity awards with respect to Enstar Ordinary Shares held by our non-employee directors and executive officers as of September 26, 2024, including the number of Enstar Ordinary Shares subject to the awards and the values of the awards based on the $338 Total Cash Consideration that will be received by Enstar shareholders in connection with the Mergers.
Non-Employee Directors
As of September 26, 2024, our non-employee directors held equity awards in the form of (i) Company Restricted Shares, which were granted as annual equity retainers and which are scheduled to vest after one year of service, and (ii) Company RSU Awards, which certain directors elected to receive in lieu of their cash and/or equity annual retainers and which are scheduled to be settled in Enstar Ordinary Shares when the director leaves the Board. For a description of the treatment of these equity awards in connection with the Mergers, see below under “Treatment of Enstar Equity Awards”.
Name	Company Restricted Shares (#)(1)	Company Restricted Shares ($)	Company RSU Awards (#)(1)	Company RSU Awards ($)
Robert J. Campbell	—	—	26,952.693	$9,110,010
B. Frederick Becker	407.804	$137,838	3,800.878	$1,284,697
Sharon A. Beesley	407.804	$137,838	—	—
James D. Carey(2)	—	—	10,007.823	$3,382,644
Susan L. Cross	407.804	$137,838	—	—
Hans-Peter Gerhardt	407.804	$137,838	—	—
Myron Hendry	—	—	2,601.688	$879,371
Paul J. O’Shea	407.804	$137,838	—	—
Hitesh Patel	—	—	7,152.841	$2,417,660
Poul A. Winslow	—	—	838.375	$283,371

(1)
Fractional Enstar Ordinary Shares will be settled in cash.

(2)
Consists of Enstar Ordinary Shares issuable pursuant to the Enstar Group Limited Deferred Compensation Plan and Company RSU Awards held by Mr. Carey solely for the benefit of Stone Point, of which Mr. Carey is Co-Chief Executive Officer. Mr. Carey and Stone Point may be deemed to share beneficial ownership of these share units. Mr. Carey disclaims beneficial ownership of these share units.

Executive Officers
As of September 26, 2024, our executive officers held equity awards in the form of (i) Company RSU Awards, which are scheduled to vest and be settled in Enstar Ordinary Shares in three equal annual installments or at the end of a three-year cliff vesting period, (ii) Company PSU Awards, which generally are scheduled to vest and be settled in Enstar Ordinary Shares after the end of a three-year performance period, with the number of shares delivered based on the level of achievement of performance goals relating to the change in adjusted book value per share and average annual adjusted return on equity (the share numbers and values in the table below are based on the level of achievement of the performance goals measured as of September 26, 2024), and (iii) the JSOP granted to Mr. Silvester, which generally is scheduled to vest and be settled in Enstar Ordinary Shares after a five-year performance period, subject to achievement of a Enstar Ordinary Share price hurdle and, for 20% of the award, a performance condition tied to fully diluted book value per Enstar Ordinary Share, and with the number of Enstar Ordinary Shares delivered determined based on share price appreciation. For a description of the treatment of these equity awards in connection with the Mergers, see below under “Treatment of Enstar Equity Awards”.

Name	Company RSU Awards (#)	Company RSU Awards ($)	Company PSU Awards (#)(1)	Company PSU Awards ($)	JSOP (#)(2)	JSOP ($)(2)
Dominic Silvester	—	—	—	—	565,630	$74,725,379
Matthew Kirk	5,163	$1,745,094	4,214	$764,921	—	—
Orla Gregory(3)	8,977	$3,034,226	40,395	$20,480,434	—	—
David Ni	18,107	$6,120,166	6,787	$1,244,698	—	—
Nazar Alobaidat	6,092	$2,059,096	5,408	$1,009,664	—	—
Paul Brockman	14,815	$5,007,470	6,642	$1,232,112	—	—

(1)
Reflects the target number of Enstar Ordinary Shares subject to the Company PSU Awards. Pursuant to the terms of the Merger Agreement, each Company PSU Award will vest at actual performance on a prorated basis (other than the Special Company PSU Awards held by Ms. Gregory, which will vest in full at the greater of actual performance and target performance).

(2)
The number of Enstar Ordinary Shares subject to the JSOP and the value of the JSOP are described above in the section entitled “Merger Consideration — Outstanding Company Equity Awards — JSOP”.

(3)
Notwithstanding the dollar values shown for Ms. Gregory in the table above, pursuant to her transition agreement, the Company RSU Awards and Special Company PSU Awards held by Ms. Gregory will be canceled in consideration of a cash payment of $17.0 million(see below under “Severance and Change in Control Payments — Ms. Gregory”).

Treatment of Enstar Equity Awards
The cash payments described below will be subject to applicable tax withholdings.
Company Restricted Shares:   At the First Effective Time, each Company Restricted Share, whether vested or unvested, will be deemed to be fully vested and non-forfeitable, and in connection with the Mergers, will be treated on the same basis as Enstar Ordinary Shares generally, as described above under “Merger Consideration — Enstar Ordinary Shares”.
Company RSU Awards:   In connection with the Mergers, each Company RSU Award will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares. The conversion process will be effectuated as follows:
•
at the First Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company RSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, each Company RSU Award whether vested or unvested, will be deemed to be fully vested and non-forfeitable and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time.

Notwithstanding the treatment of the Company RSU Awards in connection with the Mergers described above, any Company RSU Awards granted on or after March 1, 2025 will be treated as described below under “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Company RSU Awards Granted on or After March 1, 2025” beginning on page 95 of this Proxy Statement.

Earned Company PSU Awards:   In connection with the Mergers, each Company PSU Award with respect to which the applicable performance period has been completed before the Third Effective Time will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying Enstar Ordinary Shares. The conversion process will be effectuated as follows:
•
at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, each such Company PSU Award will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time.

Unearned Company PSU Awards:   In connection with the Mergers, each unvested Company PSU Award with respect to which the applicable performance period has not been completed before the Third Effective Time (other than any Special Company PSU Award) will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming actual performance, as prorated based on the days elapsed during the applicable performance period through the Third Effective Time. The conversion process will be effectuated as follows:
•
at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above);

•
at the Third Effective Time, a portion of each such Company PSU Award will vest at actual performance on a prorated basis, based on the portion of the performance period lapsed through the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the vested portion of such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Company PSU Award immediately prior to the First Effective Time, and the remaining unvested portion of such Company PSU Award will be canceled and forfeited without consideration.

Special Company PSU Awards:   In connection with the Mergers, each Special Company PSU Award will be canceled at the Third Effective Time and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying Enstar Ordinary Shares that would have vested assuming the greater of target performance or actual performance. The conversion process will be effectuated as follows:
•
at the First Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary

Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above);
•
at the Third Effective Time, each Special Company PSU Award will vest at the greater of (i) target performance and (ii) actual performance through a truncated performance period ending immediately prior to the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (a) the Third Merger Cash Consideration, multiplied by the vested portion of such Special Company PSU Award, plus (b) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Special Company PSU Award immediately prior to the First Effective Time, and any remaining unvested portion of such Special Company PSU Award will terminate without consideration.

Notwithstanding the treatment of the Special Company PSU Awards pursuant to the Merger Agreement as described above, the Special Company PSU Awards will be treated as described below under “Severance and Change in Control Payments — Ms. Gregory”.
JSOP:   The treatment of the JSOP will depend on when the First Effective Time occurs.
•
If the First Effective Time occurs on or the JSOP Vesting Date or, if later, before the JSOP Exchange Date, then at the Third Effective Time, the Shares (as defined in the JSOP) will be canceled and converted into the right for (i) Volume Five Limited to receive a cash payment in an amount equal to (a) the Total Cash Consideration minus $205.89, multiplied by (b) the total number of Enstar Ordinary Shares held subject to the JSOP and (ii) the Trustee to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Enstar Ordinary Shares comprised in the Trust Interest (as defined in the JSOP).

•
If the First Effective Time occurs after the JSOP Vesting Date and the interest held by Volume Five Limited vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company will make a cash payment to Mr. Silvester in an amount equal to (i) the total number of Enstar Ordinary Shares that would have been delivered in respect of the portion of the interest held by Volume Five Limited under the JSOP that vested on the JSOP Vesting Date if the relevant share price under the JSOP had been equal to the Total Cash Consideration minus the total number of Enstar Ordinary Shares actually delivered in respect of the JSOP on or after the JSOP Vesting Date, multiplied by (ii) the Total Cash Consideration.

Severance and Change in Control Payments
Under their service agreements with Enstar, the executive officers would be entitled to payments and benefits on specified terminations of employment following the Third Closing and, in the case of Mr. Silvester, certain payments as a result of the Third Closing (i.e., regardless of whether his employment terminates after the Third Closing). The termination payments are subject to the executive officer’s execution of a general release of claims. For the estimated values of these payments, see below under “Golden Parachute Compensation”.
Mr. Silvester
Under his employment agreement, if the Third Closing occurs on or before January 31, 2025, other than the cash payment he receives in respect of the JSOP as set forth above, Mr. Silvester will also be entitled to a cash payment equal to three times his annual base salary, payable within 30 days after the Third Closing. Pursuant to the terms of his employment agreement, if the Third Closing occurs on or before January 19, 2025 and the interests held by Volume Five Limited vest on such date, Mr. Silvester is also entitled to a top-up payment in an amount between $47.4 million and $62 million (with the actual amount depending on the date on which the JSOP vests), less any amount he receives in respect of the JSOP. However, because the amount he will receive in respect of the JSOP will exceed $62 million based on the $338 Total Cash Consideration, Mr. Silvester will not receive this top-up payment under his employment agreement. In addition, if the Third Closing occurs on or before January 31, 2025 and, at any time on or before March 2, 2025 (but within 30 days following the occurrence of the Third Closing), Mr. Silvester resigns without “good reason” (as defined in his employment agreement), he will be entitled to receive medical coverage for him and his family for 36 months.

If the Third Closing occurs on or before January 31, 2025 and, at any time on or before January 31, 2025, Mr. Silvester’s employment is terminated without “cause” (as defined in his employment agreement) or he resigns for “good reason” (as defined in his employment agreement), he will be entitled to (i) a cash payment equal to three times his annual base salary, as reduced by the cash payment described above, (ii) a cash payment equal to 100% of his annual bonus earned for the year of termination, based on actual performance, and (iii) continued medical coverage for him and his family for 36 months.
Ms. Gregory
On July 29, 2024, the Company entered into a transition agreement with Ms. Gregory, which provides that she will leave the Company on December 31, 2024 or, if earlier, on the day before the Third Closing. Under the transition agreement, subject to her execution of a general release of claims, Ms. Gregory is entitled to (i) continued payment of her base salary at her current annual rate of $1.4 million for the scheduled term of the transition agreement, (ii) continued eligibility for an annual bonus for 2024 based on achievement of the applicable performance objectives, (iii) continued participation in Bermuda employee benefit programs during the scheduled term of the transition agreement, (iv) subject to her compliance with specified restrictive covenants, a payment of $17.0 million in consideration for the cancellation of her Company RSU Awards and Company PSU Awards, payable within 10 days after her employment ends, and (v) medical and dental coverage on the same or equivalent terms as the Company provides to active employees in Bermuda or comparable private insurance, without a termination date.
If Ms. Gregory’s employment is terminated by the Company without “cause” (as defined in the transition agreement) before the end of the scheduled term of the transition agreement, she will be entitled to the payments described above on the same basis as if she had remained employed. If, before the end of the scheduled term of the transition agreement, Ms. Gregory’s employment is terminated by the Company for cause or she resigns for any reason, she will not be entitled to the payments described above.
Messrs. Kirk, Ni, Alobaidat and Brockman
The employment agreements with each of Messrs. Kirk, Ni, Alobaidat and Brockman provide that, on termination of the executive’s employment by Enstar without “cause” or, for Messrs. Kirk and Brockman, a resignation for “good reason” (as such terms are defined in the executive’s employment agreement), the executive will be entitled to (i) continued payment of base salary for 12 months, (ii) a pro-rated annual bonus for the year of termination based on the number of days employed in that year (determined based on actual performance for Messrs. Ni and Brockman, or assuming target performance for Messrs. Kirk and Alobaidat), and (iii) for Messrs. Kirk and Alobaidat, COBRA continuation payments for a period of 12 months. For Mr. Alobaidat, the continued payment of base salary will be increased to 18 months if the termination or resignation occurs within 12 months after the Third Closing.
Retention Plan
In connection with the Mergers, Enstar may adopt a retention plan that provides for cash awards in an aggregate amount of up to $5.0 million to promote retention and to incentivize efforts to consummate the Mergers. $2.2 million of this aggregate amount will be allocated by Mr. Silvester among the non-executive employee population (with no single individual receiving more than $300,000), and the remaining $2.8 million of this aggregate amount will be allocable by Mr. Silvester in his discretion, including to the executive officers (provided that any individual award greater than $500,000 will require Parent’s prior written approval). The terms and conditions applicable to retention awards will be determined by Mr. Silvester following reasonable consultation with Parent. Any such awards may provide for payment in full at the Third Closing. As of the date of this Proxy Statement, the participants and individual retention award amounts have not been determined.
Company RSU Awards Granted on or After March 1, 2025
If the Third Effective Time does not occur before March 1, 2025, Enstar may implement equity award grants, including to the executive officers, in the ordinary course of business consistent with past practice with an aggregate grant value that does not exceed 105% of the aggregate grant value of the equity award grants made in the first quarter of 2024. Each such award will (i) be in the form of a Company RSU Award,

(ii) provide that, at the Third Effective Time, the Company RSU Award will convert into a fixed cash award with a value equal to (a) $338 multiplied by (b) the number of Enstar Ordinary Shares underlying the award, which will vest on the same terms as the Company RSU Award, (iii) not be subject to accelerated vesting at the closing of the Mergers, and (iv) provide for “accelerated vesting on termination without “cause” (as defined in the Amended and Restated 2016 Equity Incentive Plan or the applicable employment agreement, if any) or resignation for “good reason” (as defined in the applicable employment agreement, if any) following the closing of the Mergers. At Enstar’s election, in lieu of making such grants as equity awards, Enstar may grant cash-based awards on the terms described above.
Insurance and Indemnification of Directors and Executive Officers
Pursuant to the terms of the Merger Agreement, Enstar’s directors and officers will be entitled to certain ongoing indemnification. Please see the section entitled “Terms of the Merger Agreement — Indemnification and Insurance” beginning on page 139 of this Proxy Statement for a description of such ongoing indemnification and insurance coverage obligations.
For further information with respect to the arrangements between the Company and its executive officers, please see the information included under “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers” beginning on page 90 of this Proxy Statement and “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Golden Parachute Compensation” beginning on page 96 of this Proxy Statement.
Arrangements with Parent
On July 29, 2024, Mr. Silvester entered into a letter agreement with Elk Topco LLC (“Topco”), an affiliate of Parent, which provides that Mr. Silvester is expected to remain CEO of Topco for two years from the Third Closing and then step down from the CEO role and become Executive Chair of the Topco board of directors for another three years (in each case, unless the term is extended through mutual agreement). The letter agreement also provides that Topco (or an affiliate) expects to adopt a management incentive plan, which will provide for equity incentive awards that will be subject to time- and performance-based vesting conditions, and which is expected to have an aggregate projected value up to 8% of the outstanding equity of the Company. The awards granted under the plan to Mr. Silvester and to one or more other key executives are expected to have an aggregate projected value equal to approximately 40% of the aggregate value of all awards granted under the plan (with the portion of such aggregate projected value that is granted to Mr. Silvester versus such other person(s) to be determined). The actual value (if any) that Mr. Silvester, such other executive(s) and other participants in the plan receive from their awards will depend on the value of the underlying equity interests if and when the awards vest and are monetized.
Other than the letter agreement between Mr. Silvester and Topco described above, as of the date of this Proxy Statement, none of our executive officers have had any discussions or negotiations, or entered into any agreement, with Parent or its affiliates regarding the potential terms of their individual employment arrangements or the right to purchase or participate in the equity of Parent or its affiliates following the Third Closing. Prior to, or following, the Third Closing, however, certain executive officers may have discussions, or may enter into agreements, with Parent, Enstar or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, Parent or its affiliates after the Third Closing.
Golden Parachute Compensation
In accordance with Item 402(t) of Regulation S-K promulgated by the SEC, the table below sets forth the compensation that is based on, or otherwise relates to, the Mergers that may be paid or become payable to each of our named executive officers in connection with the Mergers, either on a “single-trigger” basis as a result of the Third Closing or on a “double-trigger” basis on a qualifying termination of employment following the Third Closing. Please see the previous portions of this section for further information regarding this compensation. Under the applicable SEC rules, our named executive officers for this purpose consist of the named executive officers for whom disclosures were required in Enstar’s most recent proxy statement filed with the SEC, who are:
Dominic Silvester — Chief Executive Officer

Matthew Kirk — Chief Financial Officer
Orla Gregory — President
David Ni — Chief Strategy Officer
Nazar Alobaidat — Chief Investment Officer
Paul Brockman — Chief Operating Officer
The amounts shown in the table below are estimates of the amounts that would be payable, assuming that the Third Closing occurred on September 26, 2024, and that the named executive officer’s employment had terminated in a qualifying termination immediately following the Third Closing.
In addition to the assumptions regarding the Third Closing Date (i.e., the date on which the closing of the Third Merger occurs) and the termination of employment, these estimates are based on certain other assumptions that are described in the footnotes accompanying the table below. Accordingly, the ultimate values to be received by a named executive officer in connection with the Mergers may differ from the amounts set forth below.
Golden Parachute Compensation
Named Executive Officer	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Dominic Silvester	$11,250,000	$74,725,379	$121,876	$86,097,255
Mathew Kirk	$1,129,508	$2,510,015	$25,961	$3,665,485
Orla Gregory	$3,430,000	$17,000,000	$591,559	$21,021,559
David Ni	$1,895,902	$7,364,864	—	$9,260,765
Nazar Alobaidat	$1,644,627	$3,068,760	$25,961	$4,739,348
Paul Brockman	$1,537,705	$6,239,582	—	$7,777,287

(1)
For Mr. Silvester, the amount in this column reflects the following amounts payable under his employment agreement: (i) a “single-trigger” payment equal to three times his annual base salary, payable within 30 days after the Third Closing, and (ii) a “double-trigger” payment equal to 100% of his annual bonus earned for 2024, based on actual performance (the bonus amount in this column assumes target performance).

For Ms. Gregory, the amount in this column reflects the following “double-trigger” payments under her transition agreement: (i) continued payment of her base salary at her current annual rate of $1,400,000 through December 31, 2024 and (ii) an annual bonus for 2024 based on achievement of the applicable performance objectives (the bonus amount in this column assumes target performance).
For each of Messrs. Kirk, Ni, Alobaidat and Brockman, the amount in this column reflects the following “double-trigger” payments under the executive’s employment agreement: (i) continued payment of base salary for 12 months (18 months for Mr. Alobaidat) and (ii) a pro-rated annual bonus for 2024 based on the portion of 2024 lapsed through September 26, 2024 (determined based on actual performance for Messrs. Ni and Brockman, or assuming target performance for Messrs. Kirk and Alobaidat). The bonus amounts in this column for Messrs. Ni and Brockman assume target performance.
For more information, see above under “Severance and Change in Control Payments”.
Name	“Single-Trigger” Salary Payment ($)	“Double-Trigger” Salary Payment ($)	“Double-Trigger” Annual Bonus ($)	Total ($)
Dominic Silvester	$7,500,000	—	$3,750,000	$11,250,000
Matthew Kirk	—	$650,000	$479,508	$1,129,508

Name	“Single-Trigger” Salary Payment ($)	“Double-Trigger” Salary Payment ($)	“Double-Trigger” Annual Bonus ($)	Total ($)
Orla Gregory	—	$1,400,000	$2,030,000	$3,430,000
David Ni	—	$900,000	$995,902	$1,895,902
Nazar Alobaidat	—	$1,018,500	$626,127	$1,644,627
Paul Brockman	—	$800,000	$737,705	$1,537,705

(2)
For Mr. Silvester, the amount in this column reflects the “single-trigger” payment with respect to the JSOP pursuant to the Merger Agreement and his JSOP award agreement, based on the $338 total consideration that will be received by Enstar shareholders in connection with the Mergers.

For Ms. Gregory, the amount in this column reflects the “double-trigger” payment in consideration of the cancellation of her Company RSU Awards and Company PSU Awards pursuant to her transition agreement.
For each of Messrs. Kirk, Ni, Alobaidat and Brockman, the amount in this column reflects the following “single-trigger” payments with respect to the executive’s Company RSU Awards and Company PSU Awards pursuant to the Merger Agreement, based on the $338 Total Cash Consideration that will be received by Enstar shareholders in connection with the Mergers (and in the case of the Company PSU Awards, based on actual performance as of September 26, 2024), with a breakdown as follows:
Name	Company RSU Awards ($)	Company PSU Awards ($)
Matthew Kirk	$1,745,094	$764,921
David Ni	$6,120,166	$1,244,698
Nazar Alobaidat	$2,059,096	$1,009,664
Paul Brockman	$5,007,470	$1,232,112
For more information, see above under “Enstar Equity Awards” and “Severance and Change in Control Payments”.
(3)
For Mr. Silvester, the amount in this column reflects the value of “double-trigger” continued medical coverage for him and his family for 36 months pursuant to his employment agreement.

For Ms. Gregory, the amount in this column reflects the value of the following “double-trigger” benefits pursuant to her transition agreement: (i) continued participation in employee benefit programs from September 26, 2024 through December 31, 2024 (with an estimated value of $52,967) and (ii) from January 1, 2025, medical and dental coverage on the same or equivalent terms as the Company provides to active employees in Bermuda or comparable private insurance, without a termination date (with an estimated value of $538,592). For the purposes of calculating the value of medical and dental coverage for Ms. Gregory from January 1, 2025, we (i) multiplied the premium paid in 2023 by the remaining life expectancy for Ms. Gregory, which was calculated based on the current life expectancy for a female in Bermuda and Ms. Gregory’s current age and (ii) assumed Ms. Gregory’s marital status remains unchanged.
For each of Messrs. Kirk and Alobaidat, the amount in this column reflects the “double-trigger” COBRA continuation payments for a period of 12 months pursuant to the executive’s employment agreement.
For more information, see above under “Severance and Change in Control Payments”.
Financing of the Mergers
Equity Financing
Sixth Street has committed, pursuant to the Equity Commitment Letter, to capitalize Parent, at or immediately prior to the closing of the Merger, with an aggregate equity contribution in an amount of $3,512,000,000 on the terms and subject to the conditions set forth in the Equity Commitment Letter.

Sixth Street’s financing commitments are generally subject to the satisfaction of each of the conditions to Parent and Parent Merger Sub’s obligations to effect the Closing (other than those conditions that by their terms are to be satisfied at Closing) as set forth in the Merger Agreement, the Debt Financing having been received by Parent in full or being available to be funded at the Closing in accordance with the terms and conditions of the Debt Commitment Letter, the Preferred Equity Financing having been received by Parent in full or being available to be funded at the Closing in accordance with the terms and conditions of the Preferred Equity Commitment Letter and the substantially simultaneous consummation of the Transactions in accordance with the terms of the Merger Agreement.
Debt Financing
Concurrently with the execution of the Merger Agreement, Parent entered into the Debt Commitment Letter, with the Debt Financing Source, pursuant to which, subject to the terms and conditions set forth in the Debt Commitment Letter, the Debt Financing Source committed to provide debt financing to Parent consisting of (i) a senior secured term loan facility in an aggregate principal amount of up to $950 million (the “Term Loan Facility”) and (ii) a senior secured backstop revolving credit facility in an aggregate principal amount of up to $2.2 billion (the “Backstop Revolving Facility” and, together with the Term Loan Facility, the “Debt Facilities”). The commitments under the Debt Commitment Letter expire on the date that is five business days after the Outside Date, as such date may be extended pursuant to the terms of the Merger Agreement (as in effect on the date of the Debt Commitment Letter). The commitments under the Backstop Revolving Facility automatically terminated in accordance with the terms of the Debt Commitment Letter upon the Company and its subsidiaries obtaining the Specified Amendments.
The $250.0 million “Tranche A” under the Term Loan Facility will mature on the date that is 364 days after the funding thereof and the $700.0 million “Tranche B” under the Term Loan Facility will mature on the date that is three years after the funding thereof. The Term Loan Facility be secured by a perfected first-priority charge over all of the issued ordinary shares of the Company directly held by Parent and any proceeds thereof.
The interest rates on the Term Loan Facility are based, at Parent’s election, on (1) an adjusted rate based on term SOFR, subject to a 0% floor, plus an applicable margin ranging from 2.25% to 2.50% per annum based on the total debt to capitalization ratio of Parent or (2) an alternate base rate, subject to a 1.0% floor, plus an applicable margin ranging from 1.25% to 1.50% per annum based on the total debt to capitalization ratio of Parent.
The Term Loan Facility will require Parent to comply with certain affirmative and negative covenants customary for a transaction of this type, including, but not limited to, limitations on debt, liens, fundamental changes, dispositions, investments and restricted payments and compliance with a maximum gearing ratio and a minimum net worth.
The Debt Financing is conditioned on the consummation of the Mergers in accordance with the Merger Agreement, as well as other customary conditions set forth in the Debt Commitment Letter, including, but not limited to:
•
delivery of certain audited and unaudited financial statements of the Company, and pro forma unaudited balance sheet of Parent;

•
receipt by the Debt Financing Source of certain customary legal opinions, officers’ certificates, secretary’s certificates, good standing (or equivalent) certificates, constitutional documents, reasonable evidence of authority with respect to Parent, a solvency certificate from Parent and a customary notice of borrowing.;

•
the accuracy in certain representations and warranties of the Company in the Merger Agreement and certain specified representations and warranties of Parent in the final definitive documentation with respect to the Debt Financing being true and correct in all material respects;

•
the absence of a Company Material Adverse Effect having occurred and been continuing since the date of the Merger Agreement until the First Effective Time;

•
subject to certain limitations, the execution and delivery of (i) definitive documentation in respect of the Debt Financing, substantially consistent with the Debt Commitment Letter and (ii) documents and instruments necessary to establish a perfected security interest in the collateral for the Debt Financing, as set forth in the Debt Commitment Letter;

•
payment of all applicable fees and expenses in connection with the Debt Financing;

•
the completion of the equity subscription by affiliates of Sixth Street and certain other investors; and

•
receipt by the Debt Financing Source of documentation and other information required under applicable “know your customer” and anti-money laundering rules and regulations (including the PATRIOT Act and the Beneficial Ownership Regulation).

Prior to the Third Closing, the Company will provide, and will cause each of its subsidiaries to provide, and will use reasonable best efforts to cause its and their respective representatives to provide, such cooperation in connection with the arrangement or consummation of the Preferred Equity Financing, as further described in the section entitled “Terms of the Merger Agreement — Other Covenants — Financing” beginning on page 141.
Parent intends to repay the indebtedness to be incurred under the Term Loan Facility with distributions from the Company at or after the Third Closing Date and/or to refinance such indebtedness at or prior to the maturity thereof.
Preferred Equity Financing
In connection with the execution and delivery of the Merger Agreement, Parent entered into the Preferred Equity Commitment Letter with the Preferred Equity Investor, pursuant to which the Preferred Equity Investor has committed, on the terms and subject to the conditions set forth in the Preferred Equity Commitment Letter, to provide at the Third Closing to Parent, in exchange for preferred equity interests in Parent, an aggregate amount in cash equal to $175 million. The commitment under the Preferred Equity Commitment Letter expires on the date that is five business days after the Outside Date, as such date may be extended pursuant to the terms of the Merger Agreement (as in effect on the date of the Preferred Equity Commitment Letter), including for regulatory approvals and in the event of litigation.
The Preferred Equity Financing is conditioned on the consummation of the Mergers in accordance with the Merger Agreement, as well as other customary conditions set forth in the Preferred Equity Commitment Letter, including, but not limited to:
•
the execution and delivery by Parent of definitive documentation, consistent with the Preferred Equity Commitment Letter, on or prior to the fifth business day after the Outside Date (as such date may be extended pursuant to the terms of the Merger Agreement);

•
the consummation of the Debt Financing and the initial borrowings thereunder;

•
the completion of the equity subscription by affiliates of Sixth Street and certain other investors;

•
delivery of certain audited and unaudited financial statements of the Company and pro forma unaudited balance sheet of Parent;

•
receipt by the Preferred Equity Investor of certain customary legal opinions, officers’ certificates, secretary’s certificates, good standing (or equivalent) certificates, constitutional documents and reasonable evidence of authority with respect to Parent and a solvency certificate from Parent;

•
receipt by the Preferred Equity Investor of documentation and other information requested by it that is required under applicable “know your customer” and anti-money laundering rules and regulations (including the PATRIOT Act and Beneficial Ownership Regulation);

•
the accuracy in certain representations and warranties of the Company in the Merger Agreement and certain specified representations and warranties of Parent in the Merger Agreement being true and correct in all material respects;

•
the absence of a Company Material Adverse Effect having occurred and been continuing since the date of the Merger Agreement until the First Effective Time; and

•
payment of all applicable fees and expenses in connection with the Preferred Equity Financing.

Prior to the Third Closing, the Company will provide, and will cause each of its subsidiaries to provide, and will use reasonable best efforts to cause its and their respective representatives to provide, such cooperation in connection with the arrangement or consummation of the Preferred Equity Financing, as further described in the section entitled “Terms of the Merger Agreement — Other Covenants — Financing” beginning on page 141.
Limited Guarantee
Pursuant to the Limited Guarantee, which was entered into by certain affiliates of Sixth Street in favor of Enstar, such affiliates agreed to guarantee the due and punctual payment by Parent to Enstar of certain liabilities and obligations of Parent and Parent Merger Sub arising under the Merger Agreement, including the payment of (i) the Parent Termination Fee or the Debt Event of Default Termination Fee, (ii) any enforcement expenses pursuant to the Merger Agreement, subject to the enforcement costs cap, and (iii) any reimbursement and indemnification obligations of Parent and Parent Merger Sub required to be paid pursuant to and in accordance with the Merger Agreement, provided, that in no event shall any such affiliate’s aggregate liability for its guaranteed obligation exceed its respective liability cap set forth in the Limited Guarantee. The Limited Guarantee may not be enforced against any such affiliate without giving effect to the applicable cap.
Subject to specified exceptions, the Limited Guarantee will terminate upon the earliest of:
•
the consummation of the closing in accordance with the Merger Agreement;

•
the valid termination of the Merger Agreement under circumstances where no payment is due in respect of any guaranteed obligations;

•
the 60th day after the valid termination of the Merger Agreement in circumstances where Parent has liability for the guaranteed obligations (unless the Company shall have commenced litigation against the Guarantors pursuant to the Limited Guarantee prior to such termination, in which case the Limited Guarantee, with respect to the Guarantors, shall terminate upon the final resolution and satisfaction by the Guarantors of any obligations agreed to be owed by the Guarantors); and

•
the date on which the guaranteed obligations in each case in an amount up to the applicable cap has been paid in full to the Company.

Intent of Enstar Directors and Executive Officers to Vote in Favor of the Merger
Enstar’s directors and executive officers have informed us that, as of the date of this Proxy Statement, they intend to vote all of the Enstar Shares owned directly by them in favor of the Merger Proposal and each of the other Special Meeting Proposals. As of the Record Date, the directors and executive officers of Enstar beneficially owned, and were entitled to vote, in the aggregate, [•] Enstar Ordinary Shares, representing approximately [•]% of the issued and outstanding Enstar Ordinary Shares. We expect that the directors and executive officers of Enstar will beneficially own and be entitled to vote a similar figure at the close of business on the date of the Special Meeting.
Intent of Certain Enstar Shareholders to Vote in Favor of the Merger
On July 29, 2024, the Reinvesting Shareholders, who beneficially owned, in the aggregate, approximately [•]% of the voting power of the issued and outstanding Enstar Ordinary Shares as of the Record Date, entered into the Rollover and Support Agreements, pursuant to which the Reinvesting Shareholders agreed to vote certain of their Enstar Shares in favor of the Merger Proposal, subject to the terms and conditions contained in the applicable Rollover and Support Agreement.
For more information, see the section entitled “Rollover and Support Agreements” beginning on page 148 of this Proxy Statement and the full text of the Rollover and Support Agreements, attached as Annexes E to L, which are incorporated by reference in this Proxy Statement in their entirety.

Closing and Effective Time
Subject to the terms and conditions of the Merger Agreement, the First Closing will take place (i) on the tenth business day following the day on which the last to be satisfied or waived of the conditions set forth in the Merger Agreement with respect to the First Closing (other than those conditions that by their terms are to be satisfied at the First Closing) will be satisfied or waived in accordance with the Merger Agreement or (ii) at such other place, method, date or time as the Company and Parent may agree in writing.
The closing of the Second Merger (the “Second Closing”) will take place (i) immediately following the First Closing, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement with respect to the Second Closing (other than those conditions that by their terms are to be satisfied at the Second Closing) or (ii) at such other place, method, date or time as the Company and Parent may agree in writing.
The closing of the Third Merger (the “Third Closing”) will take place (i) immediately following the Second Closing, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement with respect to the Third Closing (other than those conditions that by their terms are to be satisfied at the Third Closing) or (ii) at such other place, method, date or time as the Company and Parent may agree in writing.
Notwithstanding any of the foregoing, none of such closings will occur prior to the earlier of (i) the sixtieth (60th) calendar day after a Notified Debt Event of Default and (ii) the date on which such Notified Debt Event of Default is no longer continuing. Information on the conditions to closing is described below under the section entitled “Terms of the Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 137 of this Proxy Statement.
Accounting Treatment
The Mergers will be accounted for as a business combination for financial accounting purposes.
Material U.S. Federal Income Tax Consequences of the Mergers
The following discussion is a summary of certain material U.S. federal income tax consequences of the Mergers that may be relevant to U.S. Holders (as defined in this section below) whose Enstar Ordinary Shares are converted into the right to receive cash pursuant to the Mergers. This discussion is based upon the Code, Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date of this Proxy Statement and all of which are subject to change or to differing interpretations at any time, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion.
This discussion is limited to Enstar shareholders who hold their Enstar Ordinary Shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). In addition, this summary does not describe any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation (e.g., estate or gift taxation) or the alternative minimum tax or the Medicare net investment income surtax that may be relevant or applicable to a particular U.S. Holder in connection with the Mergers.
This discussion is for general information purposes only and does not address all of the tax consequences that may be relevant to U.S. Holders in light of their particular circumstances nor does it address any consequences to holders subject to special rules under U.S. federal income tax law, including, for example:
•
banks or other financial institutions;

•
mutual funds;

•
insurance companies;

•
tax-exempt organizations (including private foundations), governmental agencies, instrumentalities or other governmental organizations;

•
retirement plans or other tax-deferred accounts;

•
S corporations, partnerships or any other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (or investors in such entities or arrangements);

•
controlled foreign corporations, passive foreign investment companies or corporations that accumulate earnings to avoid U.S. federal income tax;

•
dealers or brokers in securities, currencies or commodities;

•
traders in securities that elect to use the mark-to-market method of accounting for their securities;

•
regulated investment companies or real estate investment trusts, or entities subject to the U.S. anti-inversion rules;

•
U.S. expatriates or certain former citizens or long-term residents of the United States;

•
U.S. Holders that own or have owned (directly, indirectly or constructively) five percent or more of Enstar Ordinary Shares (by vote or value);

•
U.S. Holders holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

•
U.S. Holders subject to special tax accounting rules as a result of any item of gross income with respect to the Enstar Ordinary Shares being taken into account in an “applicable financial statement” (as defined in the Code);

•
U.S. Holders that received their Enstar Ordinary Shares in a compensatory transaction, through a tax-qualified retirement plan or pursuant to the exercise of options or warrants;

•
U.S. Holders that hold their Enstar Ordinary Shares through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

•
U.S. Holders who own an equity interest, actually or constructively, in Parent or the Third Surviving Company following the Mergers;

•
U.S. Holders that do not vote in favor of the Mergers and that properly demand appraisal of their Enstar Ordinary Shares under Bermuda law; or

•
U.S. Holders whose “functional currency” is not the U.S. dollar.

If a partnership (including an entity or arrangement, domestic or non-U.S., treated as a partnership for U.S. federal income tax purposes) is a beneficial owner Enstar Ordinary Shares, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding Enstar Ordinary Shares and partners therein are urged to consult their tax advisors regarding the consequences of the Mergers.
No ruling has been or will be sought from the IRS regarding the U.S. federal income tax consequences of the Mergers described herein. No assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION PURPOSES ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. IT IS NOT INTENDED TO CONSTITUTE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGERS. U.S. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGERS IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES UNDER STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Enstar Ordinary Shares that is for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation, or other entity or arrangement taxable as a corporation, created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust (i) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a United States person as defined in Section 7701(a)(30) of the Code.

General
Enstar and Parent intend for the payment of the First Merger Cash Consideration to a U.S. Holder to be treated for U.S. federal income tax purposes as a distribution in partial redemption of such U.S. Holder’s Enstar Shares subject to the provisions of Section 302(b) of the Code and for the payment of the Third Merger Cash Consideration to a U.S. Holder to be treated as consideration in exchange for the taxable sale of such U.S. Holder’s remaining Enstar Shares, that together result in a complete termination of a U.S. Holder’s interests in Enstar in a fully taxable transaction. In such case, the receipt of cash by a U.S. Holder generally will result in the recognition of gain or loss for U.S. federal income tax purposes in an amount measured by the difference, if any, between the amount of such cash that such U.S. Holder receives pursuant to the Mergers and such U.S. Holder’s adjusted tax basis in the Enstar Shares surrendered.
A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the Enstar Shares. Subject to the discussion below regarding the application of Section 1248 and the PFIC rules, gain or loss in respect of the Total Cash Consideration generally will be capital gain or loss and will generally be a long-term capital gain or loss if a U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Mergers. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Enstar Ordinary Shares at different times or different prices, such U.S. Holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of Enstar Ordinary Shares.
Holders of Enstar Preferred Shares should not be treated as disposing of or exchanging their Enstar Preferred Shares in the Mergers. Instead, the Enstar Preferred Shares should be treated as remaining outstanding for U.S. federal income tax purposes. As a result, holders of the Enstar Preferred Shares should not recognize gain or loss with respect to such Enstar Preferred Shares in the Mergers.
Application of Section 1248 of the Code
A U.S. Holder who recognizes taxable gain from the exchange of Enstar Ordinary Shares for the Total Cash Consideration may be subject to additional rules under Section 1248 of the Code. Under Section 953(c)(7) of the Code, the rules of Section 1248 of the Code apply to the sale or exchange of shares of a non-U.S. corporation by a U.S. person if the non-U.S. corporation would be taxed under the provisions of the Code applicable to U.S. insurance companies if it were a U.S. corporation and the non-U.S. corporation is (or would be but for certain exceptions) treated as a “controlled foreign corporation” for the purposes of the rules governing “related person insurance income” (“RPII,” and such non-U.S. corporation, an “RPII CFC”). If Section 1248 of the Code applies under such circumstances, gain on the disposition of shares in the non-U.S. corporation may be recharacterized as a dividend to the extent of the U.S. person’s share of the corporation’s undistributed earnings and profits that were accumulated during the period that the U.S. person owned the shares (possibly whether or not those earnings and profits are attributable to RPII).
Enstar does not directly engage in an insurance or reinsurance business, but it has non-U.S. subsidiaries that do so. Existing proposed Treasury Regulations do not address whether Section 953(c)(7) of the Code may apply to the sale of stock of a non-U.S. corporation which has a non-U.S. subsidiary that is an RPII CFC and that would be taxed under the provisions of the Code applicable to U.S. insurance companies if it were a U.S. corporation. In the absence of legal authority, there is a strong argument that this specific rule should not apply to the exchange of Enstar Ordinary Shares for the Total Cash Consideration pursuant to the Mergers, because Enstar is not directly engaged in the insurance business. However, there can be no assurance that the IRS will not successfully assert that Section 953(c)(7) of the Code applies in such circumstances and thus may apply to a U.S. Holder who recognizes taxable gain from the Mergers.
PFIC Rules
In general, a foreign corporation will be a passive foreign investment company (“PFIC”) if 75% or more of its income constitutes “passive income,” or 50% or more of its assets produce, or are held for the production of, passive income. For the above purposes, “passive income” generally includes interest, dividends, annuities and other investment income. Moreover, for purposes of determining if the foreign corporation is a PFIC, if the foreign corporation owns, directly or indirectly, at least 25%, by value, of the shares of another corporation, it will be treated as if it holds directly its proportionate share of the assets and receives directly its proportionate share of the income of such other corporation. The PFIC statutory provisions, however, contain an express exception for income “derived in the active conduct of an insurance business by a qualifying insurance corporation.” This exception is intended to ensure that income derived by a bona fide insurance company is not treated as passive income, except to the extent such income is attributable to financial reserves in excess of the reasonable needs of the insurance business.
Enstar believes that, taking into account the income and assets of our subsidiaries, Enstar has qualified for this exception and accordingly Enstar was not a PFIC in prior years, and does not expect to be treated as a PFIC for the current taxable year. However, there is significant uncertainty in the application of the PFIC rules, and no assurances can be given that Enstar has not been, or will not be, a PFIC. If Enstar were a PFIC for the taxable year of the Mergers or any prior taxable year in which the U.S. Holder held Enstar Ordinary Shares, unless the U.S. Holder had certain timely and effective elections in place with respect to their Enstar Ordinary Shares, any gain recognized by a U.S. Holder on the exchange of its Enstar Ordinary Shares for the Total Cash Consideration pursuant to the Mergers generally would be allocated ratably over such U.S. Holder’s holding period for the Enstar Ordinary Shares. The amount allocated to the taxable year of the Mergers and to any taxable year before Enstar became a PFIC would be treated as ordinary income. The amount allocated to each other taxable year would be subject to tax at the highest rate in effect for that year and the interest charge generally applicable to underpayments of tax would be imposed on the resulting tax attributable to such year.
If Enstar is a PFIC for the taxable year of the Mergers or has been a PFIC during any prior year in which a U.S. Holder held Enstar Ordinary Shares, a U.S. Holder generally would also be required to file IRS Form 8621 with respect to the Enstar Ordinary Shares. The PFIC rules are complex, and each U.S. holder is urged to consult their own tax advisors regarding the classification of Enstar as a PFIC, and the effect of the PFIC rules on such U.S. Holder.
Information Reporting and Backup Withholding
Information reporting and backup withholding (currently, at a rate of 24 percent) may also apply to the proceeds received by a holder pursuant to the Mergers. Backup withholding generally will not apply to a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form) Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the holder’s U.S. federal income tax liability; provided that the holder timely furnishes the required information to the IRS.
THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR HOLDERS. IT IS FOR GENERAL INFORMATION PURPOSES ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE RECEIPT OF CASH FOR THEIR ENSTAR ORDINARY SHARES PURSUANT TO THE MERGERS UNDER ANY U.S. FEDERAL, STATE, LOCAL, OR NON-U.S. OR OTHER TAX LAWS, OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Regulatory Approvals Required for the Mergers
Pursuant to the terms of the Merger Agreement, Enstar and Parent have agreed to use their respective reasonable best efforts to, among other things, (i) consummate and make effective, as promptly as reasonably practicable, the Transactions, (ii) obtain as promptly as reasonably practicable all consents required to be obtained from any governmental entity that are necessary, proper or advisable to consummate the Transactions, including the specified consents, and (iii) take any and all steps that are reasonably necessary, proper or advisable to avoid each and every impediment under any applicable law that may be asserted by, or proceeding by a governmental entity that may be entered with respect to the Merger Agreement or the Transactions, as promptly as practicable, including to, and cause their respective affiliates to, use reasonable efforts to contest and resist any proceeding that has been instituted challenging the Transactions as violative of any antitrust law and to have vacated, lifted, reversed or overturned any judgment, temporary restraining order, preliminary or permanent injunction or other order that is in effect and that prohibits, prevents or restricts consummation of the Transactions. Such approvals are (i) approval under, or notifications pursuant to, the HSR Act and any other applicable antitrust laws (whether domestic or foreign), (ii) approval of the BMA, (iii) additional clearances or approvals from insurance regulatory bodies in Australia, Belgium, Hong Kong, Ireland, Liechtenstein, Luxembourg, the United Kingdom (the UK Prudential Regulation Authority, the UK Financial Conduct Authority and Lloyd’s of London) and the United States (California, Delaware, Illinois, Indiana, Missouri, New Jersey, New York, Oklahoma, Pennsylvania and Texas), and (iv) foreign direct investment approvals from applicable regulators in Australia and Belgium, in each case, without the imposition of a Burdensome Condition.
Under the HSR Act and the rules promulgated thereunder, the Mergers cannot be completed until the Buyer Parties and Enstar file a notification and report form with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”) under the HSR Act and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a thirty calendar day waiting period following the parties’ filing of their respective HSR Act notification forms or the early termination of that waiting period. If the FTC or DOJ issues a request for additional information and documents (the “Second Request”) prior to the expiration of the initial waiting period, the parties must observe a second thirty calendar day waiting period, which would begin to run only after the parties have substantially complied with the Second Request, unless the waiting period is terminated earlier, the parties agree to extend any applicable waiting period, or the parties otherwise agree to delay the closing. Enstar and the Buyer Parties made the necessary filings with the FTC and the Antitrust Division of the DOJ on August 19, 2024, and the waiting period under the HSR Act expired at 11:59 p.m. Eastern Time on September 18, 2024.
At any time before or after the consummation of the Mergers, notwithstanding the termination of the waiting period under the HSR Act, the FTC or the Antitrust Division of the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Mergers, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Mergers, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Mergers or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot be certain that a challenge to the Mergers will not be made or that, if a challenge is made, we will prevail.
The insurance laws and regulations of certain jurisdictions require that before the acquisition of an insurance company or other regulated entity, either through the acquisition of or merger with the insurance company or other regulated entity or a holding company of, or other controlling party with respect to, that insurance company or other regulated entity, the acquiring party must notify or obtain approval from the insurance regulator of the entity’s jurisdiction of domicile. In addition, under the laws of certain U.S. states, an acquirer must obtain the approval of the state’s insurance regulator to acquire control of an insurance company that is commercially domiciled in that state.
Applications for approval or notifications, as applicable, to insurance regulatory authorities in connection with the Mergers have been filed with insurance regulatory authorities in Bermuda, Australia,

Belgium, Hong Kong, Ireland, Liechtenstein, Luxembourg, the United Kingdom (including the UK Prudential Regulation Authority, the UK Financial Conduct Authority and Lloyd’s of London) and the United States (including California, Delaware, Illinois, Indiana, Missouri, New Jersey, New York, Oklahoma, Pennsylvania and Texas). All such filings were made in the last week of August. As of the date of this Proxy Statement, approvals or clearances for the Mergers have not yet been received from any of these regulatory authorities.
Filings for the foreign direct investment approvals from applicable regulators in Australia and Belgium were also made in the last week of August. As of the date of this Proxy Statement, approvals or clearances for the Mergers have not yet been received from either of these regulatory authorities.
Although Enstar and Parent do not expect these regulatory authorities to raise any significant concerns in connection with their review of the Mergers, there is no assurance that Enstar and Parent will obtain all required regulatory approvals on a timely basis, if at all, or that these approvals will not include a restriction, limitation or condition that would trigger a Burdensome Condition, which, in such case, would excuse Parent from closing the transactions contemplated by the Merger Agreement and consummating the Transactions.
Other than the approvals and notifications described above, neither Enstar nor Parent is aware of any material regulatory approvals required to be obtained, or waiting periods required to expire, after the making of a filing. If the parties discover that other approvals or filings and waiting periods are necessary, they will seek to obtain or comply with them, although, as is the case with the regulatory approvals described above, there can be no assurance that they will be obtained on a timely basis, if at all.
Fees and Expenses
Except (i) for the fees and expenses of the Paying Agent and (ii) as described in the section entitled “Terms of the Merger Agreement — Company Termination Fee,” beginning on page 144 of this Proxy Statement, all fees and expenses incurred in connection with the Mergers will be paid by the party incurring those fees and expenses whether or not the Mergers is consummated. Parent or the Third Surviving Company will be responsible for all fees and expenses of the Paying Agent. Total fees and expenses incurred or to be incurred by Enstar are estimated at this time to be as follows:
Description	Amount ($)
Financial advisory fees and expenses	[•]
Legal fees and expenses	[•]
Proxy solicitation fees and expenses	[•]
SEC filing fees	[•]
EDGAR filing expenses	[•]
Printing expenses	[•]
Mailing expenses	[•]
Total	[•]
It is also expected that Parent and/or Parent Merger Sub will incur approximately $[•] of financing costs, legal fees, filing fees, exchange agent fees, and other advisory fees.
Legal Proceedings Regarding the Mergers
As of the date of this Proxy Statement, there are no pending lawsuits challenging the Mergers and the Company has received several demand letters from purported Enstar shareholders alleging deficiencies and/or omissions in the preliminary Proxy Statement the Company filed on September 4, 2024. The demand letters seek additional disclosures to remedy these purported deficiencies. The Company believes that the allegations in these demand letters are without merit.
However, potential plaintiffs may file lawsuits challenging the Mergers. The outcome of any future litigation is uncertain. Such litigation, if not resolved, could prevent or delay consummation of the Mergers and result in substantial costs to Enstar, including any costs associated with the indemnification of directors and officers. One of the conditions to the consummation of the Mergers is that there will not be any judgment, temporary restraining order, preliminary or permanent injunction or other order restraining, enjoining or otherwise preventing the consummation of the Mergers issued by any governmental entity having jurisdiction over any party that remains in effect. Therefore, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the Mergers on the agreed-upon terms, then such injunction may prevent the Mergers from being consummated, or from being consummated within the expected time frame.

THE SPECIAL MEETING
Date, Time and Place of the Special Meeting
This Proxy Statement is being furnished to Enstar shareholders as a part of the solicitation of proxies by the Board for use at the Special Meeting to be held on [•], [•], 2024, at [•] [a.m.] / [p.m.], Atlantic Time ([•] [a.m.] / [p.m.], Eastern Time) or at any adjournment or postponement thereof. Enstar will hold the Special Meeting in a virtual format only at www.virtualshareholdermeeting.com/ESGR2024SM.
Purpose of the Special Meeting
At the Special Meeting, Enstar shareholders will be asked to consider and vote to approve:
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the First Bye-Law Amendment Proposal;

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the Second Bye-Law Amendment Proposal;

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the Merger Proposal;

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the Merger-Related Compensation Proposal; and

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the Adjournment Proposal.

Record Date; Shares Entitled to Vote
Only Enstar shareholders of record as of the close of business on the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof. A list of shareholders entitled to vote at the Special Meeting will be available for inspection at the Company’s headquarters, located at A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, HM 11, Bermuda, during regular business hours for a period of at least ten days before the Special Meeting and at the location of the Special Meeting during the Special Meeting. To access the list during the Special Meeting, please use the virtual meeting website link set forth above.
The inspector of elections appointed for the Special Meeting will tabulate votes cast by proxy or by ballot at the Special Meeting. The inspector of elections will also determine whether a quorum is present with respect to each Special Meeting Proposal.
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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one half (if the First Bye-Law Amendment Proposal is approved) or one third (if the First Bye-Law Amendment is not approved) of the total issued and outstanding voting shares of Enstar shall form a quorum for the transaction of business with respect to the Merger Proposal.

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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one half of the total issued and outstanding voting shares of Enstar shall form a quorum for the transaction of business with respect to the Adjournment Proposal.

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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one half of the total issued and outstanding Enstar Ordinary Shares shall form a quorum for the transaction of business with respect to the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal.

With respect to shares held in street name, your broker, bank, trust or other nominee generally has the discretionary authority to vote uninstructed shares on “routine” matters but cannot vote such uninstructed shares on “non-routine” matters. Because the Special Meeting Proposals presented to Enstar shareholders are considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.
Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. Your depositary cannot vote on any of the Special Meeting Proposals, including the Merger Proposal, without your instructions.
Quorum
As of the Record Date, there were approximately [•] Enstar Ordinary Shares and approximately [•] Enstar Preferred Shares issued and outstanding and entitled to be voted at the Special Meeting.
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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one half (if the First Bye-Law Amendment Proposal is approved) or one third (if the First Bye-Law Amendment is not approved) of the total issued and outstanding voting shares of Enstar shall form a quorum for the transaction of business with respect to the Merger Proposal.

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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one half of the total issued and outstanding voting shares of Enstar shall form a quorum for the transaction of business with respect to the Adjournment Proposal.

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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one half of the total issued and outstanding Enstar Ordinary Shares shall form a quorum for the transaction of business with respect to the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal.

As a result, an aggregate number of [•] Enstar Ordinary Shares and Enstar Preferred Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the Merger Proposal (if the First Bye-Law Amendment Proposal is approved) and the Adjournment Proposal. [•] Enstar Ordinary Shares and Enstar Preferred Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the Merger Proposal (if the First Bye-Law Amendment Proposal is not approved. [•] Enstar Ordinary Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal. Enstar Ordinary Shares and Enstar Preferred Shares are counted as present if:
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the holders of such shares are present in person at the virtual Special Meeting; or

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a proxy card has been properly submitted by mail, by telephone or over the Internet with respect to such shares.

If you submit your proxy card, regardless of whether you abstain from voting on one or more of the Special Meeting Proposals, your Enstar Ordinary Shares or Enstar Preferred Shares will be counted as present at the Special Meeting for the purpose of determining a quorum. If your Enstar Shares are held in “street name,” your Enstar Shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your Enstar Shares. If you hold your Enstar Shares in “street name” and do not give any instruction to your broker, bank, trust or other nominee as to how your Enstar Shares should be voted at the Special Meeting, those shares will not be voted on any Special Meeting Proposal and will not be counted for purposes of determining a quorum. Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
Required Vote; Abstentions and Broker Non-Votes
Holders of Enstar Ordinary Shares are entitled to vote on all of the Special Meeting Proposals and holders of Enstar Preferred Shares are entitled to vote on the Merger Proposal and the Adjournment Proposal.

The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares present at the Special Meeting (in person or by proxy) is required to approve the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal (on a non-binding, advisory, basis).
The affirmative vote of (i) if the First Bye-Law Amendment is approved, a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy), or (ii) if the First Bye-Law Amendment is not approved, a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Merger Proposal.
The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and the Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Adjournment Proposal.
This means that the Merger Proposal will be approved if the number of Enstar Shares voted “FOR” such proposal is greater than fifty percent (50%) (if the First Bye-Law Amendment is approved) or seventy-five percent (75%) (if the First Bye-Law Amendment is not approved) of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares at the Special Meeting, voting together as a single class. Abstentions will not have any effect on the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal and will be counted as present for the purposes of establishing a quorum. Because each of the Special Meeting Proposals presented to Enstar shareholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.
Share Ownership of Directors and Executive Officers of Enstar
As of the Record Date, the directors and executive officers of Enstar beneficially owned, and were entitled to vote, in the aggregate, [•] Enstar Ordinary Shares, representing approximately [•]% of the issued and outstanding Enstar Ordinary Shares. We expect that the directors and executive officers of Enstar will beneficially own and be entitled to vote a similar figure at the close of business on the date of the Special Meeting. The directors and executive officers of Enstar have informed Enstar that they currently intend to vote all of their Enstar Shares “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal.
Shares Held by the Reinvesting Shareholders
As of the Record Date, Dominic F. Silvester beneficially owned approximately [•] Reinvesting Shares, or [•]% of the issued and outstanding Enstar Shares, and JCF collectively beneficially owned approximately [•] Reinvesting Shares, or [•]% of the issued and outstanding Enstar Shares. Dominic F. Silvester and JCF are required to vote all of their Reinvesting Shares “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal.
Voting of Proxies
If your Enstar Shares are registered in your name with the Company’s transfer agent, Equiniti Trust Company, LLC, you may cause your Enstar Shares to be voted by submitting electronically over the Internet or by telephone a proxy authorizing the voting of your Enstar Shares by following the instructions on your proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically over the Internet or by telephone. We encourage all Enstar shareholders to vote electronically. Alternatively, if you do not have access to a touch-tone phone or the Internet, you may sign, date and return the enclosed proxy card in the postage-paid envelope provided. Based on your proxy cards or Internet and telephone proxies, the proxy holders will vote your Enstar Shares according to your directions.
If you plan to attend and desire to vote at the Special Meeting in a virtual format, you will be provided with a virtual ballot at the Special Meeting. Even if you plan to attend the Special Meeting, we encourage you to submit your proxy to vote your Enstar Shares in advance of the Special Meeting.
Voting instructions are included on your enclosed proxy card. All shares represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the Enstar shareholders. Properly executed proxies that do not contain voting instructions will be voted “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. No proxy that is specifically marked against approval of the Merger Agreement will be voted in favor of the Merger-Related Compensation Proposal, unless it is specifically marked “FOR” the approval of such proposal.
If your Enstar Shares are held in street name and you do not instruct your broker, bank, trust or other nominee how to vote your Enstar Shares, then, because each of the Special Meeting Proposals is a “non-routine matter,” your broker, bank, trust or other nominee would not have discretionary authority to vote your Enstar Shares on the Special Meeting Proposals. If your Enstar Shares are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this Proxy Statement. We encourage you to authorize your broker, bank, trust, depositary or other nominee to vote your Enstar Shares “FOR” each of the Special Meeting Proposals by following the instructions provided on the voting instruction form. If you hold your Enstar Shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
How You May Revoke or Change Your Vote
You may change or revoke your previously submitted proxy at any time before the Special Meeting or, if you attend the Special Meeting in a virtual format, by voting by virtual ballot at the Special Meeting. If you hold your Enstar Shares as a record holder, you may change or revoke your proxy in any one of the following ways:
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by re-voting at a subsequent time by Internet or by telephone following the instructions on the enclosed proxy card;

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by signing a new proxy card with a date later than your previously delivered proxy and submitting it following the instructions on the enclosed proxy card;

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by delivering a signed revocation letter to Audrey Taranto, the Company’s General Counsel and Corporate Secretary, at the Company’s address on the first page of this Proxy Statement before the Special Meeting, which states that you have revoked your proxy; or

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by attending the Special Meeting in a virtual format and voting by virtual ballot. Attending the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically vote by ballot at the Special Meeting for your previous proxy to be revoked. To vote during the Special Meeting, you must do so by logging into www.virtualshareholdermeeting.com/ESGR2024SM using the 16-digit control number included in your proxy materials.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Company’s Corporate Secretary prior to the Special Meeting.

If your Enstar Shares are held in street name by a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee. You may also vote at the Special Meeting if you register in advance to attend the Special Meeting following the procedures described below in the section entitled “The Special Meeting — Attending the Special Meeting” beginning on page 114 of this Proxy Statement.
Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement.
Any adjournment, recess or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow Enstar shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting that was adjourned, recessed or postponed.
Adjournments
Enstar shareholders are also being asked to approve the Adjournment Proposal, which will enable the adjournment of the Special Meeting if necessary or appropriate, including if there are insufficient votes for the approval of the Merger Proposal or if a quorum is not present with respect to any of the Special Meeting Proposals.
If a quorum is not present with respect to any of the Special Meeting Proposals, the holders of a majority of the total number of votes Enstar Shares present at the Special Meeting, or represented by proxy and entitled to vote thereat may adjourn the Special Meeting from time to time until a quorum will be present.
If a new record date is or must be fixed under law, a notice of the adjourned meeting must be given to each shareholder of record as of the new record date and who is otherwise entitled to notice of, and to vote at, such meeting.
If the Special Meeting is adjourned, shareholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the Special Meeting Proposals. At any adjourned meeting, any business may be transacted that might have been transacted at the original Special Meeting, and all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Special Meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.
Technical Difficulties or Trouble Accessing the Virtual Meeting Website
If Enstar experiences technical difficulties during the Special Meeting (e.g., a temporary or prolonged power outage), it will determine whether the Special Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Special Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, Enstar will promptly notify shareholders of the decision via the virtual meeting website.
Technical support will be ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. Contact information for technical support will appear on the virtual meeting login page prior to the start of the Special Meeting.
Tabulation of Votes
All votes will be tabulated by the inspector of elections appointed for the Special Meeting. The inspector of elections will separately tabulate affirmative and negative votes and abstentions.
Solicitation of Proxies
The cost of this proxy solicitation will be borne by Enstar. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. We will pay these directors, officers and employees no additional compensation for these services. We will reimburse banks, brokers and other nominees for their reasonable, out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions relating to such materials from, beneficial owners of Enstar Shares.
Enstar has retained Innisfree as its proxy solicitor. Innisfree will solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. Under our agreement with Innisfree, Innisfree will receive an estimated fee of $50,000 plus reimbursement of its reasonable, out-of-pocket expenses for its services plus fees for calls (if any) to or from retail Enstar shareholders. In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of, or in connection with, the engagement.
Anticipated Date of Consummation of the Mergers
Assuming timely satisfaction of necessary closing conditions, including, among other things, the Company Shareholder Approval and receipt of required regulatory approvals, we currently anticipate that the Mergers will be consummated by mid-2025.
Appraisal Rights
Under Bermuda law, Enstar shareholders of record have rights of appraisal, pursuant to which those Enstar shareholders who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their shares may within one month of the giving of the notice of the special general meeting (delivered with this Proxy Statement) apply to the Supreme Court of Bermuda for an appraisal of the fair value of their shares, pursuant to Section 106 of the Companies Act. See the sections of this Proxy Statement titled “Appraisal Rights” for a more detailed description of the appraisal rights available to Enstar shareholders and for the full text of Section 106 of the Companies Act, see Annex M to this Proxy Statement.
Attending the Special Meeting
Shareholders may log into the Special Meeting using the 16-digit control number on their proxy cards. Once admitted to the Special Meeting, shareholders may vote their shares and view a list of shareholders by following the instructions available on the meeting website.
The virtual meeting site is supported on Internet browsers and devices (e.g., desktops, laptops, tablets and smart phones) running the most updated version of applicable software and plugins. Each participant should ensure strong WiFi or other Internet connection, allow plenty of time to log in and ensure that he or she can hear streaming audio prior to the start of the Special Meeting.
Voting at the Special Meeting Remotely as a Shareholder of Record or as a Beneficial Owner Who Holds Shares Through a Broker, Bank, Trust or Other Nominee
To vote during the Special Meeting, you must do so by logging into www.virtualshareholdermeeting.com/ESGR2024SM using the 16-digit control number included in your proxy materials. After accessing the Special Meeting as described above, shareholders may vote by clicking on the “Vote Here!” button, selecting your voting choices from those shown on the screen and then clicking “Submit.” Confirmation that your vote has been received should appear once submitted. For as long as the polls remain open during the Special Meeting, you will be able to change your vote by selecting another voting choice. We encourage you to vote your proxy via the Internet, telephone or proxy card prior to the Special Meeting, even if you plan to attend the Special Meeting.
Enstar shareholders are reminded that they can vote their shares prior to the Special Meeting over the Internet using the website indicated on the proxy card, by telephone using the toll-free number on the proxy card or by signing, dating and returning the proxy card in the postage-paid envelope previously provided. We encourage all Enstar shareholders to vote electronically. If you have submitted your vote by proxy in advance of the Special Meeting, you do not need to vote by ballot, unless you wish to change your vote.
Assistance
If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Innisfree, our proxy solicitor, by calling (877) 750-5836 (TOLL-FREE from the United States and Canada) or +1 (412) 232-3651 (from other locations). Brokers, banks and other nominees may call collect at (212) 750-5833.

PROPOSAL 1: THE FIRST BYE-LAW AMENDMENT
The First Bye-Law Amendment Proposal
Enstar’s bye-laws do not currently specify the required approval threshold or quorum for a resolution at a general meeting to approve the merger or amalgamation of the Company with any other company. Section 106 of the Companies Act provides that, unless a company’s bye-laws provide otherwise, the resolution of the shareholders or class approving the merger or amalgamation of such company with any other company must be approved by a majority vote of three-fourths of those voting at such meeting and the quorum necessary for such meeting shall be two persons at least holding or representing by proxy more than one-third of the issued shares of the company or the class, as the case may be. The First Bye-Law Amendment provides that a resolution at a general meeting to approve the merger or amalgamation of Enstar with any other company will require the affirmative vote of a majority of votes cast by shareholders present and voting at such general meeting and that the quorum requirement for such vote will be the same requirement as set forth in Enstar’s bye-laws for shareholder resolutions generally.
This amendment is intended to align the required approval threshold with respect to mergers and amalgamations with the approval thresholds required under Enstar’s bye-laws for other matters in respect of which Enstar shareholders are required to vote.
Accordingly, holders of Enstar Ordinary Shares are being asked to approve at the Special Meeting the following amendment to the Company’s bye-laws, effective immediately upon approval, requiring, for any resolution proposed at a general meeting to approve the merger or amalgamation of the Company with any other company, the affirmative vote of a majority of the votes cast by Enstar shareholders that are present (in person or by proxy) and voting at such general meeting:
First Bye-Law Amendment
The Company Bye-Laws will be amended by the addition of the following new bye-law as bye-law 78 under the caption “MEMBER VOTE TO APPROVE A MERGER OR AMALGAMATION”
“78. Merger or Amalgamation
A resolution proposed for consideration at a general meeting to approve the merger or amalgamation of the Company with any other company will require the affirmative vote of a majority of the votes cast by Members that are present (in person or by proxy) and voting at such general meeting and the quorum for such general meeting will be as set forth in Bye-law 27.”
Vote Required
The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares present at the Special Meeting (in person or by proxy) is required to approve the First Bye-Law Amendment Proposal. Abstentions will not have any effect on the proposal to approve the First Bye-Law Amendment Proposal.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FIRST BYE-LAW AMENDMENT PROPOSAL.

PROPOSAL 2: THE SECOND BYE-LAW AMENDMENT
The Second Bye-Law Amendment Proposal
Enstar’s existing bye-laws do not contain an exclusive forum provision. The Second Bye-Law Amendment provides that the Supreme Court of Bermuda shall be the exclusive forum for certain actions and claims. This amendment is intended to assist Enstar in avoiding multiple lawsuits in multiple jurisdictions regarding the same matter. The ability to require such claims to be brought in a single forum will help to assure consistent consideration of the issues and promote efficiency and cost-savings in the resolutions of such claims.
In addition, this amendment is intended to promote judicial fairness and avoid conflicting results, as well as make Enstar’s defense of applicable claims less disruptive and more economically feasible, principally by avoiding duplicative discovery. At the same time, we believe that Enstar should retain the ability to consent to an alternative forum on a case-by-case basis where Enstar determines that its interests and those of its shareholders are best served by permitting such a dispute to proceed in a forum other than in Bermuda.
Accordingly, holders of Enstar Ordinary Shares are being asked to approve at the Special Meeting the following amendment to the Company’s bye-laws, effective immediately upon approval, granting exclusive jurisdiction to the Supreme Court of Bermuda for any dispute arising concerning the Companies Act or out of or in connection with the Company’s bye-laws:
Second Bye-Law Amendment
The Company Bye-Laws will be amended by the addition of the following new bye-law as bye-law 79 under the caption “EXCLUSIVE JURISDICTION”
“79. Exclusive Jurisdiction
Unless the Company consents in writing otherwise, in the event that any dispute arises concerning the Act or out of or in connection with these bye-laws, including (i) any question regarding the existence and scope of any bye-law, (ii) any derivative action or proceeding brought on behalf of the Company, (iii) any action asserting a breach of the Act, these bye-laws, common law or law of equity by an Officer or Director (whether or not such a claim is brought in the name of a shareholder or in the name of the company, and including with respect to a claim of breach of fiduciary duty owed by an Officer or Director or any other person to the Company or the Company shareholders), or (iv) any action asserting a claim governed by the internal affairs doctrine, such dispute will be subject to the exclusive jurisdiction of the Supreme Court of Bermuda.”
To the fullest extent permitted by law, if the Second Bye-Law Amendment is approved by Enstar shareholders, bye-law 79 will apply to derivative actions or proceedings brought on behalf of Enstar, including actions or proceedings arising under the Securities Act or the Exchange Act. It is uncertain whether a court would enforce such provision in connection with any such derivative action or proceeding arising under the Securities Act or the Exchange Act, and it is possible that a court could find such forum selection bye-law to be inapplicable or unenforceable in such a case. Enstar shareholders cannot, and Enstar does not, waive compliance with the federal securities laws and the rules and regulations thereunder.
Vote Required
The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares present at the Special Meeting (in person or by proxy) is required to approve the Second Bye-Law Amendment Proposal. Abstentions will not have any effect on the proposal to approve the Second Bye-Law Amendment Proposal.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SECOND BYE-LAW AMENDMENT PROPOSAL.

PROPOSAL 3: APPROVAL OF THE MERGER AGREEMENT
The Merger Proposal
Enstar is asking you to approve the Merger Agreement, the First Statutory Merger Agreement, the Second Statutory Merger Agreement and the Third Statutory Merger Agreement, substantially in the forms scheduled to the Merger Agreement, and the Transactions, including each of the First Merger, the Second Merger and the Third Merger. For a summary of and detailed information regarding this proposal, see the information about the Merger Agreement throughout this Proxy Statement, including the information set forth in the section titled “Special Factors” beginning on page 41 of this Proxy Statement and the section titled “Terms of the Merger Agreement” beginning on page 118 of this Proxy Statement. A copy of the Merger Agreement is attached as Annex A to this Proxy Statement. A copy of the form of the First Statutory Merger Agreement is attached as Annex B to this Proxy Statement. A copy of the form of the Second Statutory Merger Agreement is attached as Annex C to this Proxy Statement. A copy of the form of the Third Statutory Merger Agreement is attached as Annex D to this Proxy Statement. You are urged to read the Merger Agreement and the Statutory Merger Agreements carefully and in their entirety.
Vote Required
The affirmative vote of (i) if the First Bye-Law Amendment is approved, a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy), or (ii) if the First Bye-Law Amendment is not approved, a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Merger Proposal. Abstentions will not have any effect on the proposal to approve the Merger Proposal.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL.

TERMS OF THE MERGER AGREEMENT
The discussion of the terms of the Merger Agreement in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this Proxy Statement and is incorporated into this Proxy Statement by reference. The following description of the Merger Agreement is a summary only. You are encouraged to read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Merger. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this Proxy Statement.
Explanatory Note Regarding the Merger Agreement
The following description of the Merger Agreement is a summary of the material terms and conditions of that document and is qualified by reference to the full text of the Merger Agreement, which is included as Annex A hereto. The Merger Agreement has been included to provide Enstar shareholders with information regarding its terms. It is not intended to provide any other factual information about Enstar, New Company Holdco, Company Merger Sub, Parent, Parent Merger Sub, Sixth Street or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to Enstar shareholders. Enstar shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Enstar and its business. Please see the section entitled “Where You Can Find More Information” beginning on page 173 of this Proxy Statement.
Effect of the Mergers
The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the Companies Act, Enstar, New Company Holdco, Company Merger Sub, Parent and Parent Merger Sub will effect a series of Mergers. Enstar will merge with and into Company Merger Sub, with Enstar surviving the merger as a direct wholly-owned subsidiary of New Company Holdco. As soon as practicable following the First Effective Time, New Company Holdco will merge with and into the Company, as the First Surviving Company, with the Company surviving the merger. As soon as practicable following the Second Effective Time, Parent Merger Sub will merge with and into the Company, as the Second Surviving Company, with the Company surviving as the Third Surviving Company.
As a result of the Mergers, Parent will directly own all Enstar Ordinary Shares. Enstar shareholders holding Enstar Preferred Shares will receive the same number of preferred shares of the Company, as the Third Surviving Company, as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time, and the relative rights, terms and conditions of each such Enstar Preferred Share will remain unchanged, as described in more detail in the section entitled “Special Factors — Merger Consideration — Enstar Preferred Shares” beginning on page 81 of this Proxy Statement. In addition, Enstar Ordinary Shares and the depositary shares representing interests in the Enstar Preferred Shares will be delisted from NASDAQ and deregistered under the Exchange Act in each case, in accordance with applicable laws, rules and regulations, and Enstar will no longer file periodic reports with the SEC on account of Enstar Ordinary Shares or such depositary shares, but the Buyer Parties have informed the Company that, after the consummation of the Mergers, the information made available to the holders of the Company’s outstanding notes pursuant to the indentures governing such notes (being quarterly and annual financial reports and current reports (in each case, containing the information that would be required to be filed with the SEC if the Company were required to file such reports, subject to certain exceptions with respect to, among other things, certifications under the Sarbanes-Oxley Act of 2002 and information related to the Company’s controls and procedures, corporate governance and executive compensation)) are also expected to be provided to the holders of the Enstar Preferred Shares. If the Mergers are consummated, holders of Enstar Ordinary Shares will not own any shares of the Third Surviving Company and holders of Enstar Preferred Shares will hold preferred shares of Enstar as the Third Surviving Company following the Mergers, with all of their relative rights, terms and conditions remaining unchanged.
Under Bermuda law, Enstar shareholders who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their Enstar Shares, may, within one month of the giving of the notice of the Special Meeting (delivered with this Proxy Statement), apply to the Bermuda Court for an appraisal of the fair value of their Enstar Shares, pursuant to Section 106 of the Companies Act. For more information, please see the section of this Proxy Statement entitled “Appraisal Rights.”
Closings and Effective Times
The First Closing will take place remotely by exchange of documents and signatures on the tenth business day following the day on which the last to be satisfied or waived (to the extent permitted under the Merger Agreement) of the conditions to the Closing (described in the section entitled “Terms of the Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 137 of this Proxy Statement) with respect to the First Closing (other than those conditions that by their terms are to be satisfied at the First Closing, each of which is capable of being satisfied at the First Closing) will be satisfied or waived in accordance with the Merger Agreement or at such other place, method, date or time as the Company and Parent may agree in writing.
The Second Closing will take place remotely by exchange of documents and signatures immediately following the First Closing, subject to the satisfaction or waiver of the conditions to the Closing (described in the section entitled “Terms of the Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 137 of this Proxy Statement) with respect to the Second Closing (other than those conditions that by their terms are to be satisfied at the Second Closing, each of which is capable of being satisfied at the Second Closing) or at such other place, method, date or time as the Company and Parent may agree in writing.
The Third Closing will take place remotely by exchange of documents and signatures immediately following the Second Closing, subject to the satisfaction or waiver of the conditions to the Closing (described in the section entitled “Terms of the Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 137 of this Proxy Statement) with respect to the Third Closing (other than those conditions that by their terms are to be satisfied at the Third Closing, each of which is capable of being satisfied at the Third Closing) or at such other place, method, date or time as the Company and Parent may agree in writing.
Notwithstanding any of the foregoing, no none of the First Closing, the Second Closing or the Third Closing will occur prior to the earlier of (i) the sixtieth (60th) calendar day after a Notified Debt Event of Default and (ii) the date on which such Notified Debt Event of Default is no longer continuing.
The Mergers will become effective upon the time indicated on the certificate of merger with respect to the applicable Merger.
Directors and Officers; Memorandum of Association; Bye-Laws
First Closing
Upon the First Effective Time, the Memorandum of Association and bye-laws of Enstar in effect immediately prior to the First Effective Time will become the Memorandum of Association and bye-laws of the First Surviving Company. The board of directors and officers of Company Merger Sub as of immediately prior to the First Effective Time will be the initial directors and officers of the First Surviving

Company, each to hold office until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal.
Second Closing
Upon the Second Effective Time, the Memorandum of Association and bye-laws of Enstar, as the First Surviving Company, in effect immediately prior to the Second Effective Time will become the Memorandum of Association and bye-laws of the Second Surviving Company. The board of directors and officers of New Company Holdco as of immediately prior to the Second Effective Time will be the initial directors and officers of the Second Surviving Company, each to hold office until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal.
Third Closing
Upon the Third Effective Time, the Memorandum of Association of Enstar, as the Second Surviving Company, in effect immediately prior to the Third Effective Time will become the Memorandum of Association of the Third Surviving Company. The bye-laws of the Third Surviving Company shall be in the form of the bye-laws of Parent Merger Sub in effect immediately prior to the Third Effective Time. The board of directors and officers of Parent Merger Sub as of immediately prior to the Second Effective Time will be the initial directors and officers of the Third Surviving Company, each to hold office until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal.
Merger Consideration
Enstar Ordinary Shares
Upon the First Effective Time, each Enstar Ordinary Share that is issued and outstanding as of immediately prior to the First Effective Time (other than (i) Enstar Ordinary Shares owned by Parent, Parent Merger Sub, the Company or their respective wholly-owned subsidiaries, (ii) any Reinvesting Shares, (iii) any Enstar Ordinary Shares subject to the Company’s equity awards (other than Company Restricted Shares), (iv) any Enstar Ordinary Shares that are Dissenting Shares and (v) to the extent the First Effective Time occurs prior to the JSOP Exchange Date, any Enstar Ordinary Shares held subject to the JSOP at such time), will be converted into (a) the right to receive an amount in cash equal to the First Merger Cash Consideration and (b) the number of New Ordinary Shares equal to the First Merger Ratio of (x) $338 minus the First Merger Cash Consideration divided by (y) $338. Upon the First Effective Time, each Reinvesting Share issued and outstanding immediately prior to the First Effective Time will be converted into a New Ordinary Share.
Upon the Second Effective Time, each New Ordinary Share issued and outstanding immediately prior to the Second Effective Time (other than (i) New Ordinary Shares owned by Parent, Parent Merger Sub, the First Surviving Company or their respective wholly-owned subsidiaries, (ii) any New Ordinary Shares subject to the Company’s equity awards, and (iii) to the extent the Second Effective Time occurs prior to the JSOP Vesting Date, any New Ordinary Shares held subject to the JSOP at such time), will be converted into a Second Surviving Company Ordinary Share. Upon the Second Effective Time, each New Ordinary Shares held by the Reinvesting Shareholders immediately prior to the Second Effective Time issued and outstanding immediately prior to the Second Effective Time owned by the Reinvesting Shareholders will be converted into a Second Surviving Company Ordinary Share.
Upon the Third Effective Time, each Second Surviving Company Ordinary Share issued and outstanding immediately prior to the Third Effective Time (other than (i) the Second Surviving Company Ordinary Shares owned by Parent, Parent Merger Sub or the Second Surviving Company or their respective wholly-owned subsidiaries, (ii) any Second Surviving Company Ordinary Shares subject to the Company’s equity awards, (iii) any Second Surviving Company Ordinary Shares that are Dissenting Shares and (iv) to the extent the Third Effective Time occurs prior to the JSOP Vesting Date, any Second Surviving Company Ordinary Shares held subject to the JSOP at such time) will be converted into the right to receive an amount in cash equal to the Third Merger Cash Consideration. Upon the Third Effective Time, each Second Surviving

Company Ordinary Share held by holders of the Reinvesting Shares will, at the election of Parent, either receive the Total Cash Consideration or be canceled and cease to exist.
If prior to the First Closing, the Company reasonably determines in good faith that the aggregate cash consideration to be paid in respect of the First Merger is not reasonably likely to equal the Aggregate First Merger Amount, the Company will be entitled to terminate the Merger Agreement, provided that Parent may elect to increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger (in which case, such termination right would no longer be available to the Company). For more information, please see the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement” beginning on page 142 of this Proxy Statement.
Although fractional shares of New Ordinary Shares and Second Surviving Company Ordinary Shares may be issued at the First Effective Time and the Second Effective Time, respectively, the Company expects that the Second Effective Time and the Third Effective Time will occur as soon as practicable following the First Effective Time and the Second Effective Time, respectively, and (a) as provided in more detail above, the Total Cash Consideration to be received by Enstar shareholders is tied to the number of Enstar Ordinary Shares held by Enstar shareholders immediately prior to the First Effective Time rather than the number of New Ordinary Shares or Second Surviving Company Ordinary Shares held at the Second Effective Time and Third Effective time, respectively, (b) the Merger Agreement expressly provides that the aggregate cash consideration received per each Enstar Ordinary Share will be equal to $338 and (c) no Company shareholder will be able to transfer any New Ordinary Shares or Second Surviving Company Ordinary Shares prior to the Third Effective Time.
Enstar Preferred Shares
Upon the First Effective Time, each Enstar Preferred Share issued and outstanding immediately prior to the First Effective Time will automatically be converted into a preferred share of New Company Holdco and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.
Upon the Second Effective Time, each such preferred share of New Company Holdco issued and outstanding immediately prior to the Second Effective Time will automatically be converted into a preferred share of the Company, as the Second Surviving Company, and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.
Upon the Third Effective Time, each such preferred shares issued and outstanding immediately prior to the Third Effective Time will automatically be converted into a preferred share of the Company, as the Third Surviving Company, and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.
Holders of Enstar Preferred Shares shall receive the same number (including any fraction) of preferred shares in the Third Surviving Company as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time (which will also be the number of preferred shares of New Company Holdco following the First Effective Time and the number of preferred shares of the Second Surviving Company following the Second Effective Time). As noted above in respect of the Enstar Ordinary Shares, (a) the Company expects that the Second Effective Time and the Third Effective Time will occur as soon as practicable following the First Effective Time and the Second Effective Time, respectively, and (b) no such holders will be able to transfer any preferred shares of New Company Holdco or the Company, as the Second Surviving Company, prior to the Third Effective Time.

Outstanding Company Equity Awards
In connection with the Merger, the holders of outstanding Enstar equity awards will receive the cash payments described below (subject to applicable tax withholdings).
Company Restricted Shares:   At the First Effective Time, each Company Restricted Share, whether vested or unvested, will be deemed to be fully vested and non-forfeitable, and in connection with the Mergers, will be treated on the same basis as Enstar Ordinary Shares generally, as described above in the section entitled “Merger Consideration — Enstar Ordinary Shares”.
Company RSU Awards:    In connection with the Mergers, each Company RSU Award will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares. The conversion process will be effectuated as follows:
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at the First Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company RSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, each Company RSU Award whether vested or unvested, will be deemed to be fully vested and non-forfeitable and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time.

Notwithstanding the treatment of the Company RSU Awards in connection with the Mergers described above, any Company RSU Awards granted on or after March 1, 2025 will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Company RSU Awards Granted on or After March 1, 2025” beginning on page 95 of this Proxy Statement.
Earned Company PSU Awards:   In connection with the Mergers, each Company PSU Award respect to which the applicable performance period has been completed before the Third Effective Time will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares. The conversion process will be effectuated as follows:
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at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, each such Company PSU Award will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time.

Unearned Company PSU Awards:   In connection with the Mergers, each unvested Company PSU Award with respect to which the applicable performance period has not been completed before the Third

Effective Time (other than any Special Company PSU Award) will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming actual performance, as prorated based on the days elapsed during the applicable performance period through the Third Effective Time. The conversion process will be effectuated as follows:
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at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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At the Third Effective Time, a portion of each such Company PSU Award will vest at actual performance on aa prorated basis, based on the portion of the performance period lapsed through the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the vested portion of such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Company PSU Award immediately prior to the First Effective Time, and the remaining unvested portion of such Company PSU Award will be canceled and forfeited without consideration.

Special Company PSU Awards:   In connection with the Mergers, each Special Company PSU Award will be canceled at the Third Effective Time and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming the greater of target performance or actual performance. The conversion process will be effectuated as follows:
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at the First Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above);

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at the Third Effective Time, each Special Company PSU Award will vest at the greater of (i) target performance and (ii) actual performance through a truncated performance period ending immediately prior to the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (a) the Third Merger Cash Consideration, multiplied by the vested portion of such Special Company PSU Award, plus (b) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Special Company PSU Award immediately prior to the First Effective Time, and any remaining unvested portion of such Special Company PSU Award will terminate without consideration.

Notwithstanding the treatment of the Special Company PSU Awards pursuant to the Merger Agreement as described above, the Special Company PSU Awards will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Severance and Change in Control Payments — Ms. Gregory” beginning on page 95 of this Proxy Statement.
JSOP:   The treatment of the JSOP will depend on when the First Effective Time occurs.
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If the First Effective Time occurs on or before the JSOP Vesting Date or, if later, before the JSOP Exchange Date, then at the Third Effective Time, the Shares (as defined in the JSOP) will be canceled and converted into the right for (i) Volume Five Limited to receive a cash payment in an amount equal to (a) the Total Cash Consideration minus $205.89, multiplied by (b) the total number of Enstar Ordinary Shares held subject to the JSOP and (ii) the Trustee to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Enstar Ordinary Shares comprised in the Trust Interest (as defined in the JSOP).
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If the First Effective Time occurs after the JSOP Vesting Date and the interest held by Volume Five Limited vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company will make a cash payment to Mr. Silvester in an amount equal to (i) the total number of Enstar Ordinary Shares that would have been delivered in respect of the portion of the interest held by Volume Five Limited under the JSOP that vested on the JSOP Vesting Date if the relevant share price under the JSOP had been equal to the Total Cash Consideration minus the total number of Enstar Ordinary Shares actually delivered in respect of the JSOP on or after the JSOP Vesting Date, multiplied by (ii) the Total Cash Consideration.

Treatment of the Company ESPP
With respect to the Company ESPP:
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all offering periods under the Company ESPP were terminated as of the Final Exercise Date;

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the Company ESPP was terminated as of the Final Exercise Date, subject to the occurrence of the Third Closing;

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each issued and outstanding right under the Company ESPP on the Final Exercise Date will be caused to be exercised as of such date for the purchase of Enstar Ordinary Shares in accordance with the terms of the Company ESPP; and

any outstanding Enstar Ordinary Shares obtained through the exercise of such outstanding right will be treated on the same basis as Enstar Ordinary Shares generally, as described above in the section entitled “Special Factors — Merger Consideration — Enstar Ordinary Shares” beginning on page 80 of this Proxy Statement.
Exchange and Payment Procedures
Not less than five business days prior to the anticipated date of the Third Closing, Parent will designate a nationally recognized bank or trust company selected by Parent and reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the payment and delivery of the aggregate Total Cash Consideration payable to holders of Enstar Ordinary Shares following the Mergers. At the Third Effective Time, Parent will deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay the aggregate Third Merger Cash Consideration and the Company will deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay the aggregate First Merger Cash Consideration payable to holders of Enstar Ordinary Shares following the First Merger.
As soon as practicable following the Third Effective Time (and in any event no later than three business days after the date of the Third Closing), Parent or the Third Surviving Company will cause the Paying Agent to mail to each holder of record of Enstar Ordinary Shares as of immediately prior to the First Effective Time (i) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the certificates representing such shares (the “Certificates”) or book-entry shares will pass, only upon delivery of the Certificates or the surrender of such book-entry shares to the Paying Agent) and (ii) instructions for use in effecting the surrender of the Certificates or the book-entry shares in exchange for the portion of the aggregate Total Cash Consideration.
Any cash deposited with the Paying Agent that remains unclaimed by the holders of Enstar Ordinary Shares on the date that is nine (9) months following the Third Effective Time will be returned to Third Surviving Company, or transferred as otherwise directed by Parent, upon demand, and any holders who have not exchanged such holder’s Enstar Ordinary Shares for the Total Cash Consideration in accordance with the Merger Agreement prior to that time will thereafter look only to the Third Surviving Company and only as general creditors thereof for delivery of the Total Cash Consideration. Any cash deposited with the Paying Agent that remains unclaimed for two years following the Third Effective Time, to the extent permitted by applicable law, become the property of Parent free and clear of any claims or interest of any person (and their successors, assigns or personal representatives) previously entitled thereto.

Representations and Warranties
The Merger Agreement contains representations and warranties of the Company, Parent and Parent Merger Sub.
Some of the representations and warranties in the Merger Agreement made by Enstar are qualified as to materiality or Company Material Adverse Effect. For purposes of the Merger Agreement, “Company Material Adverse Effect” means, with respect to Enstar, any event, circumstance, occurrence, fact, development, change or effect (each, an “Effect”) that, individually or in the aggregate, (i) would reasonably be expected to prevent or materially delay any Enstar Party’s ability to consummate the Transactions or (ii) has had, or would reasonably be expected to have, a material adverse effect on the condition (financial or otherwise), business, operations, assets and liabilities (considered together) of the Company and its subsidiaries, taken as a whole; provided, however, that in no event will any of the following Effects, alone or in combination, be deemed to constitute, or be taken into account when determining whether there has been or would reasonably be expected to be, a Company Material Adverse Effect for purposes of clause (ii) above:
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any changes in general economic or regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions in any jurisdiction (including any changes in the value of the Investment Assets resulting therefrom);

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any changes, events or conditions generally affecting the industries in which the Company and its subsidiaries operate (including changes to interest rates, general market prices and regulatory changes affecting such industries);

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acts of war (whether or not declared), civil disobedience, hostilities, cyberattacks, sabotage, an act of terrorism, military actions or any weather or natural disasters, health emergencies, including pandemics (including COVID-19 and any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks or other outbreaks of diseases or quarantine restrictions) or epidemics or any law issued by a governmental entity, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, “sheltering-in-place,” curfews, limitations on gathering or other restrictions that arise out of an epidemic, pandemic, outbreak of illness (including COVID-19) or other public health event or any change in such law or interpretation thereof or any worsening of such conditions threatened or existing, or any regional, national or international calamity or crisis, whether or not caused by any person, or other similar force majeure events, including any worsening of such conditions existing as of the date of the Merger Agreement

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any adoption, implementation, promulgation, repeal, modification, amendment or other changes in applicable law or in GAAP, SAP or in accounting standards (including changes prescribed or permitted by the applicable insurance regulatory authorities and accounting pronouncements by the SEC, the NAIC and the Financial Accounting Standards Board) or any changes in the interpretation or enforcement of any of the foregoing after July 29, 2024;

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the negotiation, execution, public announcement, pendency or consummation of the Mergers or the other Transactions, including compliance with the express terms of any obligation, covenant or agreement under the Merger Agreement;

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any steps expressly required to be taken or omitted to be taken pursuant to the Merger Agreement;

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any action taken or omitted to be taken by the Company at the prior written request or with the prior written consent of Parent or Parent Merger Sub or to the extent Parent unreasonably fails to give consent after written request from the Company pursuant to the Merger Agreement;

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the identity of Parent or Parent Merger Sub or the Equity Investors;

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any decline, in and of itself, in the market price, or change in trading volume, of the Enstar Shares (provided that the underlying facts or occurrences giving rise or contributing to such decline may be taken into account in determining whether there has been a Company Material Adverse Effect);

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any failure, in and of itself, to meet any internal or public projections, forecasts, guidance, estimates, milestones, or budgets or internal or published financial or operating predictions of revenue, earnings, premiums written, cash flow, cash position or other financial performance or result (provided that the underlying causes of such failure may, to the extent not otherwise excluded by this definition, be considered in determining whether there has been a Company Material Adverse Effect); or
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any change or development in the credit, financial strength or other rating of the Company, any of its subsidiaries or its outstanding debt Shares (provided that the underlying facts or occurrences giving rise or contributing to such decline or failure may be taken into account in determining whether there has been a Company Material Adverse Effect);

except, with respect to the first four bullets above, solely to the extent the impact on the Company and its subsidiaries, taken as a whole, is disproportionately adverse compared to the impact on other companies operating in the industries in which the Company and its subsidiaries operate, the incrementally disproportionate impact or impacts will be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect.
In the Merger Agreement, the Company, New Company HoldCo and Company Merger Sub made customary representations and warranties to Parent that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
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due incorporation, valid existence, good standing and authority and qualification to conduct business with respect to Enstar and its subsidiaries;

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Enstar’s corporate power and authority to enter into and perform the Merger Agreement, and the enforceability of the Merger Agreement;

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the necessary approval of the Board;

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the necessary vote of Enstar shareholders in connection with the Merger Agreement;

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required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

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the absence of any contravention, conflict or violation of any organizational documents of Enstar or its subsidiaries, certain existing contracts of Enstar or its subsidiaries, applicable laws to Enstar or its subsidiaries or the resulting creation of any encumbrance upon the properties or assets of Enstar or its subsidiaries due to the execution, delivery and performance of the Merger Agreement;

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the capital structure of Enstar, as well as the ownership and capital structure of its subsidiaries;

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the absence of any undisclosed and outstanding shares or other equity or voting securities of Enstar;

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the absence of any undisclosed and outstanding options, warrants or other rights or binding arrangements to acquire from Enstar any shares or equity or voting securities or securities convertible into or exchangeable for shares or other equity or voting securities of Enstar;

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the absence of any undisclosed and outstanding indebtedness of Enstar or any of its subsidiaries that are linked to the value of Enstar or any part thereof;

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the absence of any preemptive or similar rights, subscription or other rights, convertible securities, or other agreements, arrangements or commitments relating to the shares or other equity interests of Enstar;

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the absence of any voting trusts, proxies or other agreements or understandings to which Enstar or any of its subsidiaries is a party with respect to the voting of Enstar Shares;

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the accuracy and completeness of Enstar’s SEC filings and financial statements;

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the accuracy and completeness of Core Specialty Insurance Holdings Inc.’s financial statements;

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Enstar’s disclosure documents, controls and procedures;

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Enstar’s internal accounting controls and procedures;

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the conduct of the business of Enstar and its subsidiaries in the ordinary course of business consistent with past practice and the absence of any Company Material Adverse Effect, in each case, since December 31, 2023;

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the absence of undisclosed material liabilities;

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litigation matters;

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tax matters;

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employee benefit plans and employment matters;

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Enstar’s and its subsidiaries’ compliance with laws;

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environmental matters;

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real property owned or leased by Enstar and its subsidiaries;

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the validity and effectiveness of specified categories of Enstar’s and its subsidiaries’ material contracts, and any notices from any other party to a material contract to Enstar and its subsidiaries with respect to termination, renegotiation, modification or intent not to renew material contracts;

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patents, trademarks, copyrights and other intellectual property matters;

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data privacy matters;

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Enstar’s and its subsidiaries’ possession of necessary permits;

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insurance matters;

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payment of fees to brokers and financial advisors in connection with the Merger Agreement;

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the rendering of Goldman Sachs & Co. LLC’s fairness opinion to the Board;

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the absence of any shareholder rights agreement, “poison pill,” voting trust or similar anti-takeover agreement or plan;

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the inapplicability of any “fair price,” “moratorium,” “control share acquisition” or any other antitakeover statute or similar statute to the Mergers;

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insurance reserves matters;

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investment assets matters;

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insurance business matters;

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the management and administration of Enstar’s insurance business by third-party administrators;

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the absence of contracts, transactions, arrangements or understandings between Enstar or any of its subsidiaries and any affiliate or related person; and

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the absence of any Specified Debt Event of Default.

In the Merger Agreement, Parent and Parent Merger Sub made customary representations and warranties to the Company that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
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due incorporation, good standing and authority and qualification to conduct business with respect to Parent and Parent Merger Sub;

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Parent and Parent Merger Sub’s authority to enter into and perform the Merger Agreement, and the enforceability of the Merger Agreement;

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the necessary approval of the board of directors of Parent and Parent Merger Sub;

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required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

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the absence of any conflict or violation of Parent’s or Parent Merger Sub’s organizational documents, existing contracts, applicable laws or the resulting creation of any lien upon Parent’s or Parent Merger Sub’s properties or assets due to the execution and delivery of the Merger Agreement and performance thereof;

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the accuracy of the information supplied or to be supplied by Parent in this Proxy Statement;

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litigation matters;

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matters with respect to Parent’s equity financing and sufficiency of funds;

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delivery and enforceability of the Limited Guarantee;

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the absence of agreements between Parent, Parent Merger Sub, and each such Parties’ affiliates, and members of the Board or the Company and its subsidiaries’ management;

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the absence of any shareholder arrangements related to the Merger;

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the absence of any pending transaction that would reasonably be expected to prevent, materially delay or materially impede the Transactions; and

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payment of fees to brokers in connection with the Merger Agreement.

The representations and warranties contained in the Merger Agreement will not survive the consummation of the Mergers.
Conduct of Business Pending the Mergers
The Merger Agreement provides that, from the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Third Effective Time, except (i) with the prior written consent of Parent, (ii) as may be required by the Merger Agreement, (iii) as may be required by applicable law or an existing contract set forth in the confidential disclosure schedules to the Merger Agreement, (iv) in connection with the COVID-19 pandemic, to the extent reasonably necessary in good faith and after using commercially reasonable efforts to provide advance notice to and consult with Parent, as required by any applicable law, directive or guideline from any governmental entity arising out of, or otherwise related to, the COVID-19 pandemic (including any response to COVID-19) or (v) as set forth in the confidential disclosure schedules to the Merger Agreement, Enstar will, and will cause its subsidiaries to use commercially reasonable efforts to:
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conduct their business in the ordinary course consistent with past practice in all material respects; and

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preserve intact their business organizations, goodwill and assets, and preserve their present material relationships with governmental entities and other material third parties, including customers, reinsurers, suppliers and other persons with whom the Company and its subsidiaries have business relationships.

In addition, the Company has agreed that, except (i) with the prior written consent of Parent, (ii) as may be required by the Merger Agreement, (iii) as may be required by applicable law or an existing contract set forth in the confidential disclosure schedules to the Merger Agreement, (iv) in connection with the COVID-19 pandemic, to the extent reasonably necessary in good faith and after using commercially reasonable efforts to provide advance notice to and consult with Parent, as required by any applicable law, directive or guideline from any governmental entity arising out of, or otherwise related to, the COVID-19 pandemic (including any response to COVID-19) or (v) as set forth in the confidential disclosure schedules to the Merger Agreement, Enstar will not, and will not permit any of its subsidiaries to:
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adopt any change in or amendment or modification to the organizational documents of the Company or any of its subsidiaries, whether by merger, amalgamation, consolidation or otherwise, except for any merger, amalgamation, consolidation or similar transaction solely by and among one or more wholly-owned subsidiaries of the Company consistent with the Company’s past practice;

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authorize, recommend, propose, enter into or adopt a plan or agreement of complete or partial liquidation, dissolution, merger, amalgamation, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries, except for any such transaction solely by and among one or more wholly-owned subsidiaries of the Company and/or the Company;

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offer, authorize, issue, sell, transfer, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares, shares of capital stock or other voting or equity interests of any class or series of the Company or its subsidiaries, other than (i) issuances pursuant to stock based awards reflected in the Merger Agreement that are outstanding on July 29, 2024 or pursuant to the Company ESPP or (ii) issuances by and among one or more wholly-owned subsidiaries of the Company and/or the Company;
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(i) split, combine, subdivide, adjust or reclassify any shares, shares of capital stock or other voting or equity interests of the Company or any of its subsidiaries or other Enstar Shares, (ii) declare, set aside, establish a record date for or pay any dividend or other distribution payable in cash, stock or property, or any combination thereof, with respect to the shares, shares of capital stock or other voting or equity interests or other Enstar Shares, (iii) pledge or encumber any Enstar Shares; or (iv) alter or modify the terms of any Enstar Shares, in each case, other than with respect to any wholly-owned subsidiary of the Company, to the Company or another wholly-owned subsidiary of the Company and the consummation of the First Merger;

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redeem, purchase or otherwise acquire directly or indirectly any of the Company’s or any subsidiary’s capital stock or other voting or equity interests of the Company or any of its subsidiaries or Enstar Shares, except for repurchases, redemptions or acquisitions (i) required by the terms of its capital stock or any securities outstanding on July 29, 2024 and disclosed to Parent on the confidential disclosure schedules to the Merger Agreement, (ii) required by or in connection with the terms of any Company Benefit Plan (in each case, as in effect on July 29, 2024 and provided to Parent) in the ordinary course of the operations of such plan consistent with past practice, (iii) repurchases, redemptions or acquisitions by a wholly-owned subsidiary of share capital or such other securities or equity or voting interests, as the case may be, of another of its wholly-owned subsidiaries in the ordinary course of business consistent with past practice or (iv) in satisfaction of and in accordance with any terms or conditions (e.g., Tax withholding obligations) under a Company Restricted Share award, Company RSU Award, Company PSU Award or the JSOP;

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(i) grant any equity or equity-based awards, (ii) increase the compensation or benefits of any officer, employee or individual independent contractor, other than increases in annual base salary or wage rate as part of Enstar’s ordinary course year-end performance review process for employees whose annual base salary or wage rate does not exceed $300,000 per annum in the ordinary course of business consistent with past practice, (iii) enter into, adopt, grant or provide any change in control, severance, retention or similar payments or benefits to any officer or employee, (iv) subject to clauses (i)  – (iii) above, establish, adopt, enter into, terminate or materially amend any compensation or benefit plan or agreement, other than (a) in connection with routine, immaterial or ministerial amendments to health and welfare plans in the ordinary course of business consistent with past practice that do not materially increase benefits or (b) in connection with severance payments or benefits provided in the ordinary course of business consistent with past practice in an amount consistent with past practice in connection with the termination of employment of any employee whose annual base salary or wage rate does not exceed $300,000 per annum, (v) accelerate the vesting or payment of any payments or benefits under any compensation or benefit plan or agreement, (vi) hire or terminate (other than for cause) any officer, employee or individual independent contractor of Enstar or any of its subsidiaries, except in the ordinary course of business consistent with past practice with respect to any such officer, employee or individual independent contractor whose annual base salary or wage rate or prospective annual base salary or wage rate does not exceed $250,000;

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acquire or agree to acquire any (i) business or person or division thereof or (ii) any other assets, in each case, for consideration in excess of $25 million individually or $50 million in the aggregate; provided, that this clause will not apply to Investment Assets in the ordinary course of business consistent with past practice and in compliance with the Investment Guidelines;

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sell, lease, transfer, license, encumber, abandon or otherwise dispose of any material portion of its assets or property (which will include any sale of any capital stock of any subsidiary of the Company), other than (i) dispositions of obsolete, surplus, or worn out assets or assets that are no longer used or useful in the conduct of the business of the Company or any of its subsidiaries, (ii) transfers solely among the Company and its wholly-owned subsidiaries, (iii) leases and subleases of real property owned or leased by the Company or its subsidiaries and voluntary terminations or surrenders of leases on real property held by the Company or its subsidiaries, in each case, in the ordinary course of business consistent with past practice, (iv) sales of Investment Assets in the ordinary course of business consistent with past practice (including in connection with cash management or investment portfolio activities, including with respect to Investment Assets) and in compliance with the Investment Guidelines, (v) sales or dispositions required by or in connection with the terms of any contract made available to Parent prior to July 29, 2024, (vi) sales or other dispositions of other assets in the ordinary course of business consistent with past practice and not in excess of $50 million in the aggregate, (vii) abandonments of any issued or registered immaterial Company Intellectual Property at the reasonable business judgment of the Company or its subsidiaries or any issued or registered Company Intellectual Property at the end of its maximum statutory term, or (viii) the grant of nonexclusive licenses of Company Intellectual Property in the ordinary course of business consistent with past practice;
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(i) incur, create, assume or otherwise become liable or responsible for or prepay, redeem or defease any indebtedness, other than (a) any indebtedness solely among the Company and its wholly-owned subsidiaries or among the Company’s wholly-owned subsidiaries, (b) guarantees by the Company of indebtedness of its wholly-owned subsidiaries or guarantees by any subsidiaries of indebtedness of the Company, (c) any “keep well” agreement entered into by the Company or any of its subsidiaries with respect to any of the Company’s subsidiaries, (d) investment portfolio transactions (including with respect to Investment Assets) in the ordinary course of business consistent with past practice and in compliance with the Investment Guidelines, (e) letters of credit issued in the ordinary course of business consistent with past practice in the insurance or reinsurance business of the Company or any of its subsidiaries; (f) indebtedness incurred in connection with the refinancing upon the scheduled expiration of certain specified credit agreements of the Company or any commitment thereunder; provided, that such refinancing will not (x) be materially less favorable to the Company and its subsidiaries, taken as a whole, than certain specified credit agreements of the Company, taking into account (in consultation with Parent) changes in credit markets and borrowing conditions for similarly situated companies at the time of such refinancing, (y) be incurred in an aggregate principal greater than the certain specified credit agreements of the Company plus additional amounts that do not exceed, together with amounts incurred under clause (h) below, $50 million or (z) be incurred from an affiliate of the Company, (g) any drawdown of any existing credit facility of the Company or any of its subsidiaries as of July 29, 2024 in an amount that would result in an aggregate amount outstanding under any such existing credit facilities of $400 million or (h) any other incurrence, guaranty or assumption of indebtedness so long as the aggregate amount thereof at any given time after July 29, 2024 does not exceed, together with the additional amounts referred to in clause (f) above, $50 million, (ii) except as provided in clause (i)(f) above, (a) voluntarily terminate or reduce any commitments provided for in certain specified credit agreements of the Company as in effect on July 29, 2024 or (b) voluntarily enter into any amendment, waiver or other modification with respect to any of the certain specified credit agreements of the Company except for the Specified Amendments (as defined in the Merger Agreement) and amendments, waivers and other modifications for a bona fide purpose (in the reasonable discretion of the Company) and in consultation with Parent; it being agreed that the following will not constitute a bona fide purpose for purposes of the foregoing limitation: (w) such voluntary amendment, waiver or modification is entered into for the purpose of implementing a material increase in the aggregate fees or interest rate payable under the applicable credit agreement payable thereunder (other than any such changes that are only applicable prior to the Closing), (x) such voluntary amendment, waiver or modification is entered into for the purpose of resulting in the terms of such credit agreement being materially less favorable to the Company and its subsidiaries, taken as a whole, than such credit agreements as of July 29, 2024 taking into account (in consultation with Parent) changes in credit markets and borrowing conditions for similarly situated companies at the time of such amendment, waiver or modification, (y) such voluntary amendment, waiver or modification is entered into for the purpose of reducing the aggregate amount of available commitments thereunder or (z) such voluntary amendment, waiver or modification is entered into for the purpose of causing a Debt Event of Default at such time or immediately after giving effect to the Transactions or otherwise materially delay or prevent the Closings;

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(i) modify, amend, terminate, assign or waive any material rights under any Material Contract or (ii) enter into any agreement that would constitute a Material Contract if in effect on the date of the Merger Agreement, in each case, other than in the ordinary course of business consistent with past practice;

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commence, settle or compromise any proceeding, whether now pending or hereafter made or brought, or waive any claims, other than with respect to the Company’s and its subsidiaries’ ordinary course claims activity, (i) in any such case (a) in an amount in excess of $5 million individually (net of the amounts reserved for such matters by the Company or any of its subsidiaries or amounts covered by insurance) or (b) that imposes (x) any material obligation to be performed by, or (y) material restriction imposed against, the Company or any of its subsidiaries following the Third Closing Date or (ii) in the aggregate of all such cases, in an amount in excess of $10 million (net of the amounts reserved for such matters by the Company or any of its subsidiaries or amounts covered by insurance);

•
except for any such change that is not material or required by GAAP, SAP, insurance regulators, insurance law or other applicable law, change any method of financial accounting methods, principles or practices used by the Company or any of its subsidiaries;

•
(i) make, change, or revoke any entity classification or other material tax election, (ii) change any annual tax accounting period or material method of tax accounting, (iii) file any material amended tax return, (iv) settle or compromise any material claim, proceeding or assessment for any taxes, (v) enter into any closing agreement with, request any ruling from, or initiate or enter into any voluntary disclosure with, any Tax Authority, (vi) surrender any right to claim a refund of a material amount of taxes, (vii) consent to any extension or waiver of the limitation period applicable to any material amount of taxes, or (viii) file any material tax return in a manner inconsistent with the past practices of the Company or its relevant subsidiary;

•
(i) modify, extend, or enter into any collective bargaining agreement or other agreement with any labor union, works council, trade union, labor association or other employee representative organization or (ii) voluntarily recognize or certify any labor union, works council, trade union, labor association or other employee representative organization, or group of employees of Enstar or any of its wholly-owned subsidiaries as the bargaining representative for any employees of Enstar or its wholly-owned subsidiaries;

•
implement any “mass layoff” or “plant closing” which triggers the notification requirements of the Worker Adjustment and Retraining Notification Act of 1988 or any similar state or local law;

•
incur, authorize or commit to incur any capital expenditures other than (i) in an amount not to exceed 115% of the aggregate amount in the capital expenditure budget set forth in the confidential disclosure schedules to the Merger Agreement; or (ii) pursuant to agreements in effect prior to the date of the Merger Agreement and set forth on the confidential disclosure schedules to the Merger Agreement;

•
engage in any transaction with, or enter into any agreement, arrangement or understanding with, any affiliate of the Company or other person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;

•
(i) enter into any new line of business, or (ii) issue any Insurance Contracts other than renewals of existing Insurance Contracts in accordance with the terms thereof, introduce any new products, or change in any material respect existing products, to the extent doing so under this clause (ii) would be material to the Company and its subsidiaries, taken as a whole;

•
enter into any material agreement or commitment with any Insurance Regulator;

•
materially alter or materially amend any existing insurance or reinsurance underwriting, reserving, accounting, actuarial, claim handling, loss control or policy retention practice, guideline or policy of the Company or any of its subsidiaries, except as may be required by GAAP or SAP, or fail in any material respect to comply with such practices, guidelines or policies as so altered or amended;

•
(i) materially alter or amend the investment practices, guidelines or policies of the Company or of its subsidiaries, including the asset allocation guidelines set forth in the confidential disclosure schedules to the Merger Agreement, or fail in any material respect to comply with such practices, guidelines or policies or (ii) without limiting the generality of the foregoing, (a) engage any asset manager to provide investment management services to the Company or its subsidiaries, where such manager has not been engaged to provide investment management services to the Company or its subsidiaries as of July 29, 2024 or (b) except (x) as approved by the Company’s Investment Committee as of July 29, 2024 and set forth in the confidential disclosure schedules to the Merger Agreement, or (y) as required by any Contract in effect as of July 29, 2024 and made available to Parent and set forth in the confidential disclosure schedules to the Merger Agreement, commit funds or invest assets in a manner that would require the approval of the Company’s Investment Committee;
•
modify any public or posted privacy policy or the operation or security of any information technology systems, in each case, in any manner that is materially adverse to the business of the Company or any of its subsidiaries, except as required by applicable law;

•
with respect to New Company Holdco and Company Merger Sub, engaged in any activities other than the performance of their respective obligations, covenants and agreements hereunder, and matters ancillary thereto; or

•
authorize any of, or agree or commit to do, in writing or otherwise, any of the foregoing.

Solicitation of Other Offers
For purposes of this Proxy Statement and the Merger Agreement:
“Acceptable Confidentiality Agreement” means an agreement with Enstar that is either (i) in effect as of the execution and delivery of the Merger Agreement; or (ii) executed, delivered and effective after the execution and delivery of the Merger Agreement, in either case (a) containing provisions that require any counterparty thereto (and any of its affiliates and representatives) that receives non-public information of or with respect to Enstar and its subsidiaries to keep such information confidential, (b) other than with respect to immaterial provisions, containing confidentiality provisions not less favorable to Enstar in any material respect than the terms of the Confidentiality Agreement and (c) that does not prohibit Enstar from providing any information to Parent in accordance with, or otherwise complying with the terms of the Merger Agreement or provide for the reimbursement by Enstar or any of its subsidiaries of any of the counterparty’s costs or expenses.
“Acquisition Proposal” means any offer or proposal from a third party to engage in an Acquisition Transaction.
“Acquisition Transaction” means any transaction or series of related transactions (other than the Transactions) involving:
i.
any direct or indirect purchase or other acquisition by any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons, whether from Enstar or any other person(s), of securities representing more than 15% of the total outstanding equity securities of Enstar (by vote or economic interests) after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any person or “group” of persons that, if consummated in accordance with its terms, would result in such person or “group” of persons beneficially owning more than 15% of the total outstanding equity securities of Enstar (by vote or economic interests) after giving effect to the consummation of such tender or exchange offer;

ii.
any direct or indirect purchase, license or other acquisition by any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons of assets constituting or accounting for more than 15% of the consolidated assets, revenue or net income of Enstar and its subsidiaries, taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or

iii.
any merger, amalgamation, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving Enstar pursuant to which any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons would hold securities representing more than 15% of the total outstanding equity securities of Enstar (by vote or economic interests) after giving effect to the consummation of such transaction.

“Alternative Acquisition Agreement” means any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement.
“Superior Proposal” means any bona fide written Acquisition Proposal that the Board has determined in good faith (after consultation with its financial advisor and legal counsel) (i) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financing aspects of the proposal (including certainty of closing and the identity of the person making the proposal), that the Board deems relevant, and (ii) if consummated, would be more favorable, from a financial point of view, to the holders of Shares (in their capacity as such) than the Third Merger (taking into account any revisions to the Merger Agreement made or proposed in writing by Parent prior to the time of such determination). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “15%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%”.
Go-Shop Period
Under the Merger Agreement, during the Go-Shop Period until the No-Shop Period Start Date, Enstar, its affiliates and their respective representatives had the right to:
•
solicit, initiate, propose, knowingly encourage, knowingly facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal;

•
subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement, furnish to any person (and its representatives and financing sources) subject to the terms and obligations of such Acceptable Confidentiality Agreement any non-public information relating to Enstar or any of its subsidiaries or afford to any such person (and such person’s representatives and financing sources) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Enstar and any of its subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or to knowingly encourage, knowingly facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal or any inquiries or the making of any proposal that could reasonably be expected to lead to an Acquisition Proposal; provided, however, that Enstar will substantially concurrently provide to Parent, or provide Parent access to, any such non-public information concerning Enstar and any of its subsidiaries that is provided to any such person or its representatives that was not previously provided to Parent or its representatives; and

•
participate or engage in discussions or negotiations with any person (and any person’s representatives and financing sources) with respect to an Acquisition Proposal or potential Acquisition Proposal.

The Go-Shop Period ended, and the No-Shop Period Start Date occurred, at 11:59 p.m., Eastern Time, on September 2, 2024.
No-Shop Period
From the No-Shop Period Start Date until the earlier to occur of the valid termination of the Merger Agreement and the Third Effective Time, Enstar and its affiliates will not, and will direct their respective employees, officers and directors and other representatives not to, directly or indirectly:
•
solicit, initiate, propose, knowingly encourage, knowingly facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal;

•
furnish to any person (other than to Parent, its affiliates and its and their respective representatives) any non-public information relating to Enstar or any of its subsidiaries or afford to any person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Enstar and any of its subsidiaries, in any such case with the intent to solicit or induce the making, submission or announcement of, or to encourage or facilitate, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal;

•
participate or engage in discussions or negotiations with any person with respect to an Acquisition Proposal (other than informing such persons of the restrictions contained in this paragraph);

•
approve, endorse or recommend any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal;

•
enter into any Alternative Acquisition Agreement; and

•
resolve or agree to do any of the foregoing in each case, other than in respect of Parent, its affiliates and their respective affiliates in respect of the Transactions.

The Merger Agreement also obligates the Company to take the following actions following the No-Shop Period Start Date until the earlier to occur of the termination of the Merger Agreement and the Third Effective Time:
•
cease, and cause to be terminated, any and all discussions or negotiations with any person and its representatives that would be prohibited by the Merger Agreement

•
request the return or destruction of all non-public information concerning Enstar and its subsidiaries furnished to any person that executed a confidentiality agreement in connection with any Acquisition Proposal at any time within the six month period immediately preceding the No-Shop Period Start Date,

•
cease providing any further information with respect to Enstar and its subsidiaries or any Acquisition Proposal to any such person or its representatives; and

•
terminate all access granted to any such person and its representatives to any physical or electronic data room.

Notwithstanding these restrictions, from the No-Shop Period Start Date until the receipt of the Company Shareholder Approval, if the Board has determined in good faith (after consultation with its financial advisor and legal counsel) that an Acquisition Proposal that did not result from any material breach of the Merger Agreement, either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal, and the Board has determined in good faith (after consultation with its financial advisor and legal counsel) that the failure to take the actions as contemplated below would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable law, then, so long as Enstar promptly (and in any event within 24 hours) notifies Parent of such determination, Enstar may, directly or indirectly: (i) subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement, furnish to the person making such a bona fide written Acquisition Proposal (and such person’s representatives and financing sources) subject to the terms and obligations of such Acceptable Confidentiality Agreement non-public information relating to Enstar or any of its subsidiaries and afford to such person (and such person’s representatives and financing sources) access to the business, properties, assets, books, records or other non-public information, or to personnel, of Enstar and its subsidiaries, including to induce the making, submission or announcement of, or to knowingly encourage, knowingly facilitate or assist, a proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal and any inquiries or the making of any proposal that could reasonably be expected to lead to an Acquisition Proposal; provided, however, that Enstar will substantially concurrently provide to Parent, or provide Parent access to, any such non-public information concerning Enstar and any of its subsidiaries that is provided to any such person or its representatives that was not previously provided to parent or its representatives; and (ii) participate or engage in discussions or negotiations with such person (and such person’s representatives and financing sources) with respect to such bona fide written Acquisition Proposal
Board Recommendation Changes
As described above, and subject to the provisions described below, the Board has made the recommendation that Enstar shareholders vote “FOR” the proposal to approve the Merger Agreement, the Statutory Merger Agreements and the Transactions. The Merger Agreement provides that the Board will not effect a Board Recommendation Change (as defined in this section below) except as described below.
Prior to obtaining the Company Shareholder Approval, the Board may not take any action described in the following (any such action, a “Board Recommendation Change”):
•
withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Board Recommendation in a manner adverse to Parent (it being understood that it will be considered a modification adverse to Parent if any Acquisition Proposal is publicly announced and the Board fails to issue a public press release within ten business days of such public announcement reaffirming the Board Recommendation or stating that the Board Recommendation has not been changed, but in any event with two business days prior to the Special Meeting);
•
adopt, approve, endorse, recommend or otherwise declare advisable (or publicly propose to adopt, approve, endorse, recommend or otherwise declare advisable) an Acquisition Proposal;

•
fail to publicly reaffirm the Board Recommendation within ten business days after Parent so requests in writing (it being understood that Enstar will have no obligation to make such reaffirmation on more than three separate occasions);

•
take any formal action or make any recommendation or public statement in connection with any tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Board to the holders of Enstar Shares pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication), or fail to publicly recommend against any tender or exchange offer within ten business days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act;

•
fail to include the Board Recommendation in this Proxy Statement; or

•
approve or recommend, or declare advisable or propose to enter into, or cause or permit Enstar or its subsidiaries to enter into an Alternative Acquisition Agreement.

The determination by the Board that an Acquisition Proposal constitutes a Superior Proposal will not constitute a Board Recommendation Change if such determination or delivery is not publicly disclosed and is not otherwise in breach of the above.
Notwithstanding the restrictions described above, prior to obtaining the Company Shareholder Approval, the Board may effect a Board Recommendation Change if (i) there has been an Intervening Event or (ii) the Board determines that an Acquisition Proposal constitutes a Superior Proposal.
The Board may only effect a Board Recommendation Change for an Acquisition Proposal, or authorize Enstar to terminate the Merger Agreement and to enter into an Alternative Acquisition Agreement, if Enstar received an Acquisition Proposal that the Board has concluded in good faith (after consultation with its financial advisor and legal counsel) is a Superior Proposal if and only if, prior to taking either such action:
•
the Board determines in good faith (after consultation with its financial advisor and legal counsel) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable law;

•
Enstar, its subsidiaries and its and their respective representatives have not materially breached the Merger Agreement with respect to such Acquisition Proposal and such Acquisition Proposal did not arise from such breach;

•
Enstar has provided written notice to Parent at least four business days in advance (the “Notice Period”) to the effect that the Board, has (I) received an Acquisition Proposal that has not been withdrawn, and specifying the material terms and conditions of such proposal (including the identity of the person making such proposal) and providing copies of the most recent versions of all proposed agreements relating to such proposal; and (II) it intends to take such action; and

•
prior to effecting such Board Recommendation Change or termination, Enstar and its representatives, during the Notice Period, have negotiated with Parent and its representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of the Merger Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal.

In addition, the Board may only effect a Board Recommendation Change for an Intervening Event, if and only if:
•
the Board has determined in good faith (after consultation with the Company’s financial advisor and legal counsel) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable law;

•
Enstar has provided written notice to Parent at least four business days in advance to the effect that the Board, has (I) so determined; and (II) resolved to effect a Board Recommendation Change pursuant to the Merger Agreement, which notice will specify the applicable Intervening Event in reasonable detail; and

•
prior to effecting such Board Recommendation Change, Enstar and its representatives, during such four business day period, have negotiated with Parent and its representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of the Merger Agreement so that the Board no longer determines that the failure to make a Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable law.

For purposes of this Proxy Statement and the Merger Agreement, an “Intervening Event” means any material effect with respect to Enstar (other than in connection with an Acquisition Proposal that constitutes a Superior Proposal) that (i) was not known to the Board or reasonably foreseeable by the Board as of July 29, 2024 (or, if known or reasonably foreseeable, only the portion of such effect of which the magnitude or material consequences were not known or reasonably foreseeable by the Board as of July 29, 2024); and (ii) does not relate to (a) any Acquisition Proposal; or (b) the mere fact, in and of itself, that Enstar meets or exceeds any internal or public projections, forecasts, guidance, estimates, milestones, or budgets or internal or published financial or operating predictions of revenue, earnings, premiums written, cash flow, cash position or other financial performance or results for any period ending on or after July 29, 2024, or changes after July 29, 2024 in the market price or trading volume of the Enstar Ordinary Shares or the credit rating of Enstar (it being understood that the underlying cause of any of the foregoing in this clause (b) may be considered and taken into account).
Employee Matters
The Merger Agreement provides that from and after the Third Effective Time, Parent will honor all Enstar compensation and benefit plans and agreements in accordance with their terms, except that Parent may amend or terminate any such plan or agreement in accordance with its terms.
Parent will provide each employee of Enstar and its subsidiaries who remains employed with Enstar or its subsidiaries following the Third Effective Time (each, a “Company Employee”), for a period of one year following the Third Effective Time (or such shorter period that the Company Employee remains employed), (i) an annual base salary or wage rate that is no less favorable than the annual base salary or wage rate provided to the Company Employee immediately prior to the Third Effective Time, (ii) annual cash incentive compensation opportunities that are no less favorable in the aggregate to those provided to the Company Employee immediately prior to the Third Effective Time, (iii) long-term equity target incentive opportunities (including, as applicable, target amounts) that are no less favorable than those provided to the Company Employee immediately prior to the Third Effective Time (except that cash target incentive opportunities of equivalent value may be provided in lieu of equity target incentive opportunities), (iv) retirement, health and welfare benefits (excluding severance benefits, defined benefit pension plans, post-employment welfare benefit plans and nonqualified deferred compensation) that are substantially comparable in the aggregate to such retirement, health and welfare benefits provided to the Company Employee immediately prior to the Third Effective Time and (v) severance benefits that are no less favorable in the aggregate than those set forth in the confidential disclosure letter to the Merger Agreement.
For purposes of vesting, eligibility to participate and level of benefits under the employee benefit plans of Parent and its subsidiaries providing benefits to any Company Employee after the Third Effective Time (the “New Plans”), each Company Employee will be credited with his or her years of service with Enstar and its subsidiaries and their respective predecessors, to the same extent the Company Employee was entitled, before the Third Effective Time, to credit for such service under any similar Enstar benefit plan in which the Company Employee participated or was eligible to participate immediately prior to the Third Effective Time (other than with respect to benefit accrual under any defined benefit pension plan, for purposes of any post-employment welfare benefit plan, or to the extent that its application would result in a duplication of benefits). Parent will also cause (i) each Company Employee to be immediately eligible to participate, without any waiting time, in each New Plan to the extent the Company Employee was eligible to participate immediately prior to the Third Effective Time in an Enstar benefit plan providing analogous benefits (such Enstar benefit plans, collectively, the “Legacy Plans”), (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Company Employee, all pre-existing condition exclusions and actively-at-work requirements of such New Plans to be waived for such Company Employee and his or her covered dependents, such that each Company Employee will be immediately eligible to participate, without any waiting time (unless such conditions would not have been waived under the Legacy Plans), and (iii) any eligible expenses incurred by a Company Employee and his or her covered dependents during the portion of the plan year of each Legacy Plan ending on the date the Company Employee’s participation in the corresponding New Plan begins will be taken into account under the New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to the Company Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with the New Plan.
If the Company has not paid outstanding annual cash incentive bonuses in respect of calendar year 2024 prior to the Third Closing Date, then Parent will pay, within 30 days after the Third Closing Date, to each Company Employee who remains employed on the Third Closing Date and who participates in an Enstar annual bonus plan, the Company Employee’s bonus for calendar year 2024 in an amount determined based on the actual level of attainment of the applicable performance criteria through the Third Effective Time or the last day of the performance period (as applicable), as determined in good faith prior to the Third Effective Time by the Human Resources and Compensation Committee of the Board.
If the Third Effective Time does not occur prior to March 1, 2025, the Human Resources and Compensation Committee of the Board will determine the annual cash incentive bonus opportunity for each Company Employee under each Enstar bonus plan with respect to calendar year 2025 in a manner consistent with past practice, except that the aggregate budgeted target cost under such bonus plans with respect to such calendar year 2025 annual cash incentive bonus opportunities does not exceed 105% of the aggregate budgeted target cost under the comparable Enstar bonus plans for calendar year 2024.
Conditions to the Closing of the Mergers
The respective obligations of the Enstar Parties, Parent and Parent Merger Sub to consummate each of the Mergers are subject to the satisfaction (or, to the extent permitted by law and agreed by the Parties, waiver) of each of the following conditions:
•
each of the Company Shareholder Approval and the shareholder approval of New Company Holdco being obtained; and

•
absence of (i) any judgment, temporary restraining order, preliminary or permanent injunction or other order restraining, enjoining or otherwise preventing the consummation of the Mergers issued by any governmental entity having jurisdiction over any Party that remains in effect, and (ii) any law promulgated, enacted, issued or deemed applicable to the Mergers by any governmental entity having jurisdiction over any Party that prohibits or makes illegal the consummation of the Mergers that remains in effect.

In addition, the obligations of Parent and Parent Merger Sub to consummate each of the Mergers are subject to the satisfaction (or, to the extent permitted by law and agreed by Parent and Parent Merger Sub, waiver) of the following additional conditions:
•
the Company having (i) complied with the covenant to not offer, authorize, issue, sell, transfer, pledge, dispose of or encumber any shares or other equity interests of the Company or its subsidiaries in all respects other than de minimis inaccuracies, (ii) performed in all material respects all of its obligations, covenants and agreements under the Merger Agreement required to be performed by it as of or prior to the First Effective Time and (iii) performed all of its obligations, covenants and agreements under the Merger Agreement required to be performed by it as of or prior to the Third Effective Time;

•
the representations and warranties of the Company relating to certain aspects of the Company’s corporate existence and power, authorization to enter into the Merger Agreement, compliance with its Memorandum of Association and Bye-Laws, brokers, its financial advisor’s opinion and compliance with takeover statutes being true and correct in all material respects at and as of the First Closing Date (i.e., the date on which the closing of the First Merger occurs) as if made at and as the First Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period);
•
the representations and warranties of the Company relating to certain aspects of the Company’s capitalization and shareholder rights agreements being true and correct in all respects as of the applicable Closing Date as if made at and as of the Third Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period) (other than with respect to certain aspects of the Company’s capitalization, de minimis inaccuracies);

•
the other representations and warranties of the Company set forth in the Merger Agreement being true and correct (disregarding for this purpose all “Company Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties) at and as of the First Closing Date as if made at and as of the First Closing Date (except to the extent any such representation and warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, have not had a Company Material Adverse Effect;

•
since the date of the Merger Agreement until the First Effective Time, there not having occurred any Company Material Adverse Effect that is continuing;

•
receipt by Parent and Parent Merger Sub of a certificate executed on behalf of the Company by the Company’s Chief Executive Officer and Chief Financial Officer, dated as of the applicable Closing Date, confirming that the conditions to the obligations of Parent and Parent Merger Sub have been satisfied;

•
the expiration or termination of any applicable waiting period under certain specified antitrust law relating to each of the Mergers and the approvals and prior written non-disapprovals from certain specified governmental entities having been obtained, without the imposition of a Burdensome Condition; and

•
the absence of a Specified Debt Event of Default that has occurred and is continuing.

In addition, the obligations of the Company to consummate each of the Mergers are subject to the satisfaction (or, to the extent permitted by law and agreed by the Company, waiver) of the following additional conditions:
•
Parent having performed in all material respects all of its obligations, covenants and agreements under the Merger Agreement required to be performed by it as of or prior to the Third Effective Time;

•
the representations and warranties of Parent and Parent Merger Sub set forth in the Merger Agreement being true and correct (disregarding for this purpose all “Parent Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties) at and as of the Third Closing Date as though made at and as of the Third Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure to be so true and correct, individually or in the aggregate, has not had, and would not be reasonably expected to have, a Parent Material Adverse Effect;

•
the receipt by the Company of a certificate of Parent, executed on its behalf by an authorized officer of Parent, dated as of the Third Closing Date, confirming that the conditions to the obligations of the Company have been satisfied;

•
the expiration or termination of any applicable waiting period under certain specified antitrust law relating to each of the Mergers and the approvals and prior written non-disapprovals from certain specified governmental entities having been obtained, without the imposition of a Burdensome Condition; and

•
the aggregate cash consideration that had been paid in respect of the First Merger having equaled the Aggregate First Merger Amount in full (provided that, if the aggregate cash consideration that had been paid or caused to be paid in the First Merger did not equal the Aggregate First Merger Amount, this condition may be satisfied by Parent, following delivery by Parent of a notice specifying that Parent will increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger).
Indemnification and Insurance
The Merger Agreement provides that Parent and the Third Surviving Company will (i) indemnify each Person who is, or has been at any time prior to the date of the Merger Agreement or who becomes prior to the Third Effective Time, a director, advisory director or officer of the Company or of any of its Subsidiaries, or who acts as a fiduciary under any Company Benefit Plan or is or was serving at the request of the Company or any of its Subsidiaries as a director, advisory director or officer of another corporation, partnership, limited liability company, joint venture, employee benefit plan, trust or other enterprise (the “Indemnified Persons”) against all losses claims, damages, costs, fines, penalties, expenses (including attorneys’ and other professionals’ fees and expenses), liabilities or judgments or amounts that are paid in settlement, of or incurred in connection with any proceeding to which such Indemnified Person is a party or is otherwise involved arising out of the fact that such Person is or was a director or officer of the Company or any of its Subsidiaries, a fiduciary under any Company Benefit Plan or is or was serving at the request of the Company or by reason of anything done or not done by such Person in any such capacity, to the extent pertaining to any act or omission occurring or existing at or prior to the Third Effective Time and whether asserted or claimed prior to, at or after the Third Effective Time (“Indemnified Liabilities”) and (ii) to the fullest extent permitted under applicable law or pursuant to the Company Bye-Laws, advance reasonable and documented out-of-pocket costs and expenses incurred by any Indemnified Person in connection with matters for which such Indemnified Persons are eligible to be indemnified by the Company, the Third Surviving Company or any of its Subsidiaries.
In addition, the Merger Agreement provides that, for a period of six years from the Third Effective Time, Parent and the Second Surviving Company will not amend, repeal or otherwise modify (i) any provision in the Company Memorandum of Association and the Company Bye-Laws, in each case, in effect immediately prior to the Third Effective Time, (ii) any provision in any Contract of the Company or its Subsidiaries with any of their respective directors, advisory directors or officers in effect as of July 29, 2024 and made available to Parent, (iii) any provision in the organizational documents of the Third Surviving Company or (iv) any provision in the organizational documents of any subsidiary of the Company in effect as of immediately prior to the Third Effective Time, in each case, in any manner that would adversely affect the rights thereunder of any Indemnified Person to indemnification with respect to Indemnified Liabilities, except to the extent required by applicable law. For a period of six years from the Third Effective Time, Parent will, and will cause the Third Surviving Company and its subsidiaries to, fulfill and honor any rights of any Indemnified Person to indemnification with respect to Indemnified Liabilities under (i) any provision in the Company Bye-Laws, in each case, in effect immediately prior to the Third Effective Time, (ii) any provision in any contract of the Company or its subsidiaries with any of their respective directors, advisory directors or officers in effect as of July 29, 2024 and made available to Parent, (iii) any contract (including any employment agreement or indemnification agreement) in effect as of immediately prior to the Third Effective Time and made available to Parent, (iv) applicable law, (v) any provision in the organizational documents of the Third Surviving Company or (vi) any provision in the organizational documents of any subsidiary of the Company in effect as of immediately prior to the Third Effective Time, in each case to the fullest extent permitted under applicable law.
The Merger Agreement also provides that, prior to the Third Effective Time, the Company will, and if the Company is unable to, Parent will cause the Second Surviving Company to, put in place effective as of the Third Effective Time, and prepay no later than immediately prior to the Third Closing, “tail” insurance policies with a claims reporting or discovery period of six years from the Third Effective Time with terms and conditions providing retentions, limits and other material terms that are no less favorable than the current directors’ and officers’ liability insurance policies maintained by the Company and its Subsidiaries with respect to matters, acts or omissions existing or occurring at or prior to the Third Effective Time (including the Transactions), subject to certain limits on the aggregate cost for such “tail” policy.

Other Covenants
Regulatory Efforts
The Company and Parent have agreed to use their respective reasonable best efforts to, among other things, (i) consummate and make effective, as promptly as reasonably practicable, the Transactions, (ii) obtain as promptly as reasonably practicable all consents required to be obtained from any governmental entity that are necessary, proper or advisable to consummate the Transactions, including the specified consents, and (iii) take any and all steps that are reasonably necessary, proper or advisable to avoid each and every impediment under any applicable law that may be asserted by, or proceeding by a governmental entity with respect to the Merger Agreement or the Transactions, as promptly as practicable, including to, and cause its affiliates to, use reasonable efforts to contest and resist any proceeding that has been instituted challenging the Transactions as violative of any antitrust law and to have vacated, lifted, reversed or overturned any judgment, temporary restraining order, preliminary or permanent injunction or other order, that is in effect and that prohibits, prevents or restricts consummation of the Transactions.
In addition, from the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the receipt of such applicable required consent from the relevant governmental entity, Parent and its affiliates will not acquire or agree to acquire any assets or equity interests or take any other action in connection with any such acquisition (including make any filing pursuant to antitrust laws or otherwise with any governmental entity), if the entering into of a definitive agreement relating to, or the consummation of, such transaction would reasonably be expected to prevent, materially delay or materially impede the consummation of the Transactions by (i) imposing any material delay in the obtaining of, or materially increasing the risk of not obtaining, any consent of any governmental entity necessary to consummate the Transactions or the expiration or termination of any applicable waiting period; (ii) materially increasing the risk of any governmental entity entering an judgment, temporary restraining order, preliminary or permanent injunction or other order prohibiting the consummation of the Transactions; or (iii) materially increasing the risk of not being able to remove any such judgment, temporary restraining order, preliminary or permanent injunction or other order on appeal or otherwise.
However, under the terms of the Merger Agreement, Parent and its affiliates will not be obligated to take or refrain from taking or to agree to it, its affiliates or any Company Party or its subsidiaries taking or refraining from taking, any action or to suffer to exist any limitation, action, restriction, condition or requirement which, individually or together with all other such limitations, actions, restrictions, conditions or requirements, would, or would reasonably be expected to, if implemented or effected, (i) result in a Parent Material Adverse Effect or a Company Material Adverse Effect (each as defined below) (determined without giving effect to the exclusions set forth in the definition of each of such terms and provided that, for this purpose, the business and the financial condition, results of operations and other financial metrics of Parent or any of its affiliates that is of a larger scale than the Company or its subsidiaries, taken as a whole, shall be deemed to be of the same scale as those of the Company and its subsidiaries, taken as a whole), (ii) result in a material adverse impact on the aggregate economic benefits, taken as a whole, reasonably anticipated from the Third Merger and the other Transactions by a reasonable purchaser that is a financial sponsor, (iii) impose any requirement on its affiliates (collectively, the “Parent Investor”) to make a contribution of capital to, or to provide any guarantee, capital maintenance or capital support arrangement for the benefit of, the Company or any of its subsidiaries or any insurance company in which Enstar directly or indirectly owns or controls less than 50% and at least 10% of the securities or ownership interests or (iv) impose any limitation, action, restriction, condition or requirement on Parent Investor or any of its affiliates other than Parent, the Company and their respective subsidiaries (any such limitation, action, restriction, condition or requirement, a “Burdensome Condition”).
Shareholders’ Meeting
The Company has agreed to take all necessary actions, including in accordance with applicable law, the organizational documents of the Company and the rules of NASDAQ, to duly call, give notice of, convene and hold the Special Meeting (including any adjournment, recess, reconvening or postponement thereof) as soon as reasonably practicable after the SEC Clearance Date (which will in no event be initially scheduled for a date that is later than the 45th day following the first mailing of this Proxy Statement to the holders of

Enstar Shares without the prior written consent of Parent) for the purpose of voting upon the approval of the Merger Agreement and the approval of the Mergers.
Notification of Certain Matters; Transaction Litigation
From July 29, 2024 until the earlier to occur of the termination of the Merger Agreement and the Third Effective Time, each of the Company and Parent have agreed to promptly notify the other Party of any written notice or other written communication received by the notifying Party or any of its affiliates or representatives from any person alleging that the consent of such person is or may be required in connection with the Transactions. Subject to applicable law, the Company will promptly notify Parent of (i) any shareholder demands, litigations, arbitrations or other similar actions (including derivative claims or notice of any demands received by the Company for appraisal of Dissenting Shares) commenced or, to the knowledge of the Company, threatened against the Company or any director or officer thereof relating to the Merger Agreement or any of the Transactions (collectively, the “Transaction Litigation”) and will keep Parent promptly and reasonably informed regarding any Transaction Litigation, or (ii) any proceeding commenced or, to the Company’s knowledge, threatened in writing against, relating to, involving or otherwise affecting the Company or any of its subsidiaries with respect to the Transactions that is reasonably likely to result in the failure of any of the closing conditions set forth in the Merger Agreement to be satisfied. Subject to applicable law, the Company and Parent will cooperate with the other in the defense or settlement of any Transaction Litigation, at each party’s sole cost and expense, and will in good faith consult with each other on a regular basis regarding the defense or settlement of such Transaction Litigation and will reasonably consider each other’s advice with respect to such Transaction Litigation, but only if it is not reasonably determined by either of the parties, upon the advice of counsel, that doing so could result in the loss of the ability to successfully assert any legal privilege or work product protection. Subject to applicable law, none of the Company or any of its subsidiaries will settle or offer to settle any Transaction Litigation without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), except to the extent the settlement is fully covered by the Company’s insurance policies (other than any applicable deductible), but only if such settlement would not result in (a) the imposition of (x) any material obligation to be performed by, (y) any material liability on the Company (in excess of amounts reserved on the Company’s financial statements) or (z) any material restriction imposed against, the Company, Parent or any of their respective affiliates or the operation of their businesses following the Third Closing Date or (b) an increase in insurance premiums or a denial or termination of coverage under the Company’s existing policies.
Financing
Prior to the Third Closing, Parent will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the proceeds under the terms and conditions contemplated by the Debt Commitment Letter and the Preferred Equity Commitment Letter, respectively (including any “flex” provisions applicable thereto), or, in Parent’s sole discretion but subject to certain limitations set forth in the Merger Agreement, on other terms than those contained in the Debt Commitment Letter or the Preferred Equity Commitment Letter (including any “flex” provisions applicable thereto).
Prior to the Third Closing, the Company will provide, and will cause each of its subsidiaries to provide, and will use reasonable best efforts to cause its and their respective representatives to provide, such cooperation in connection with the arrangement or consummation of the Debt Financing and the Preferred Equity Financing and, if requested, in seeking to obtain specified amendments to certain debt agreements of the Company and its subsidiaries as promptly as reasonably practicable after the of the Merger Agreement, including to use reasonable best efforts in:
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making available to Parent, its advisors, its Debt Financing Sources and its Preferred Equity Financing Sources such financial and other pertinent information regarding the Company and each of its subsidiaries as may be reasonably requested by Parent, its advisors, its Debt Financing Sources or its Preferred Equity Financing Sources, including (i) such information as is necessary to allow Parent, its advisors, its Debt Financing Sources and its Preferred Equity Financing Sources to prepare pro forma financial statements, lender and investor presentations, rating agency presentations, bank information memoranda, marketing materials and other similar documents and materials in connection with the Debt Financing and the Preferred Equity Financing and (ii) customary authorization letters (including customary representations with respect to accuracy of information and material non-public information);
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assisting with the preparation of lender and investor presentations, rating agency presentations, bank information memoranda, marketing materials and other similar documents and materials in connection with the Debt Financing and causing management and representatives of the Company and its subsidiaries (with appropriate seniority and expertise) to participate in a reasonable number of meetings, presentations, road shows, drafting sessions and due diligence sessions (in each case, including via video conference) with providers or potential providers of the Debt Financing and ratings agencies and otherwise assisting in the marketing efforts of Parent and its Debt Financing Sources;

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delivering, at least four business days prior to Closing, all documentation and other information as is reasonably requested by Parent, its advisors, its Debt Financing Sources or its Preferred Equity Financing Sources at least nine business days prior to closing with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and beneficial ownership regulations (including beneficial ownership certifications as under 31 C.F.R. § 1010.230 to the Debt Financing Sources or Preferred Equity Financing Sources that has reasonably requested such certification);

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assisting with Parent’s preparation, negotiation and execution of definitive written financing documentation and the schedules and exhibits thereto (including loan agreements, guarantees, collateral agreements, hedging arrangements, customary officer’s certificates and corporate resolutions, as applicable) as may reasonably be requested and subject to the occurrence of the Third Closing;

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facilitating the pledging of, the granting of security interests in and obtaining perfection of any liens on collateral of the Company and its Subsidiaries (including, for the avoidance of doubt, providing stock certificates and stock powers with respect to outstanding certificated shares of the Company and its Subsidiaries (if any)), in each case, to the extent required under the Debt Commitment Letter and effective no earlier than the Third Closing; and

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furnishing Parent with the historical financial statements regarding Company and its subsidiaries as identified in and within the time periods required to satisfy certain conditions set forth in the Debt Commitment Letter and the Preferred Equity Commitment Letter, in each case, as in effect on July 29, 2024 and, in any event, no later than the Third Closing Date.

First Merger Cash Consideration
Unless otherwise prohibited by law or any governmental entity, from July 29, 2024 until the earlier to occur of the termination of the Merger Agreement and the time immediately prior to the First Effective Time, Enstar has agreed to (i) use commercially reasonable efforts to cause the Company to hold an amount in cash or liquid securities equal to the Aggregate First Merger Amount by December 31, 2024 (including, as necessary, by transferring or distributing cash out of subsidiaries), (ii) use commercially reasonable efforts to reserve such cash solely for the purpose of paying the full amount of the Aggregate First Merger Amount as consideration in the First Merger and (iii) not, and will cause its subsidiaries not to, take any action or omit to take any action for the purpose or knowingly with the effect of adversely affecting the ability of the Company to pay the First Merger Cash Consideration.
In addition, Enstar and New Company Holdco has agreed under the terms of the Merger Agreement to use reasonable best efforts to pay or cause to be paid aggregate cash consideration in the First Merger equal to the Aggregate First Merger Amount.
Termination of the Merger Agreement
The Merger Agreement may be terminated:
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prior to the Third Effective Time, by mutual written consent of Parent and the Company;

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prior to the First Effective Time by either the Company or Parent:

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if the Company Shareholder Approval has not been obtained by reason of the failure to obtain the required vote at the Special Meeting or any adjournment or postponement thereof (except that this right to terminate the Merger Agreement will not be available to any party whose breach of any representation or warranty or failure to perform any obligation, covenant or agreement under the Merger Agreement proximately caused, or resulted in, the failure to obtain the Company Shareholder Approval);

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if the Third Merger has not occurred by the Outside Date; provided, that this right to terminate the Merger Agreement will not be available to any party whose breach of any representation or warranty or failure to perform any obligation, covenant or agreement under the Merger Agreement proximately caused, or resulted in, the failure of the Third Merger to occur on or before the Outside Date provided, however, that if the Third Merger has not occurred by the Outside Date by reason of the applicable waiting period under any antitrust law or approvals and prior written non-approvals from applicable government entities not being received, and all other conditions in the Merger Agreement have been satisfied (other than those conditions that by their terms are to be satisfied at the applicable Closing, each of which is capable of being satisfied at the applicable Closing) or (to the extent permitted by law) waived, the Outside Date will be automatically extended by six (6) months. If the Third Closing has not occurred by the Outside Date (as the same may be extended pursuant to the foregoing by reason of a Specified Debt Event of Default), the Outside Date will be automatically extended to the date that is 60 calendar days following the date on which Enstar or any of its subsidiaries is notified of a Debt Event of Default; provided, further, that the right to terminate the right to terminate the Merger Agreement shall not be available to any party whose breach of any representation or warranty or failure to perform any obligation, covenant or agreement under the Merger Agreement has proximately caused, or resulted in, the failure of the Third Merger to occur on or before the Outside Date; or

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if there is (i) any judgment, temporary restraining order, preliminary or permanent injunction or other order that enjoins or otherwise prevents the consummation of the Mergers issued by any governmental entity having jurisdiction over any party that remains in effect and is final and nonappealable or (ii) any law promulgated, enacted, issued or deemed applicable to the Mergers by any governmental entity having jurisdiction over any party that prohibits or makes illegal the consummation of the Mergers that remains in effect; provided, that this right to terminate the Merger Agreement will not be available to any party whose breach of any representation or warranty or whose failure to perform any obligation, covenant or agreement under the Merger Agreement proximately caused, or resulted in, the issuance of such judgment, temporary restraining order, preliminary or permanent injunction or other order or the promulgation, enactment, issuance or deemed applicability of such law or the failure of such judgment, temporary restraining order, preliminary or permanent injunction or other order or law to be resolved, resisted or lifted;

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prior to the First Effective Time by Parent:

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if at any time prior to, but not after, the time the Company Shareholder Approval is obtained, there has been a Board Recommendation Change;

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if (i) there has been a breach or failure to perform by the Company of any of its representations, warranties, obligations, covenants or agreements contained in the Merger Agreement, which breach or failure would result in a failure to satisfy certain conditions to the obligations of Parent to consummate each of the Mergers and (ii) such breach or failure to perform is incapable of being cured prior to the Outside Date or, if capable of being cured prior to the Outside Date, is not cured by the earlier of (a) 30 calendar days after Parent gives written notice of such breach to the Company and (b) the Outside Date (a “Company Terminable Breach”), but only if Parent or Parent Merger Sub are not then in Parent Terminable Breach; or

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if there is a Specified Debt Event of Default that is continuing and is incapable of being cured prior to the Outside Date or, if capable of being cured, has not been cured by the Outside Date; and

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prior to the First Effective Time by the Company:

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at any time prior to the No-Shop Period Start Date, in order to substantially concurrently enter into a definitive written agreement providing for a Superior Proposal, but only if (i) the Company has not materially breached its non-solicitation obligations under the Merger Agreement with respect to such Superior Proposal and (ii) concurrently, with and as a condition to, any such termination, the Company pays or causes to be paid to Parent the Go-Shop Termination Fee pursuant to the Merger Agreement;

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at any time after the No-Shop Period Start Date but prior to receipt of the Company Shareholder Approval, in order to substantially concurrently enter into a definitive written agreement providing for a Superior Proposal, but only if (i) the Company has not materially breached its non-solicitation obligations under the Merger Agreement with respect to such Superior Proposal and (ii) concurrently, with and as a condition to, any such termination, the Company pays or causes to be paid to Parent the Company Termination Fee pursuant to the Merger Agreement;

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if (i) there has been a breach or failure to perform by Parent of any of its representations, warranties, obligations, covenants or agreements contained in the Merger Agreement, which breach or failure result in a failure to satisfy certain conditions to the obligations of Company to consummate each of the Mergers and (ii) such breach or failure to perform is incapable of being cured prior to the Outside Date or, if capable of being cured prior to the Outside Date, is not cured by the earlier of (a) 30 calendar days after the Company gives written notice of such breach to Parent and (b) the Outside Date (a “Parent Terminable Breach”), and the Company is not then in Company Terminable Breach;

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if (i) all of the conditions to Parent’s obligations to consummate each of the Mergers (other than those conditions that by their nature are to be satisfied by actions taken at the First Closing, but subject to such conditions being able to be satisfied) have been and continue to be satisfied, (ii) the First Merger fails to be consummated on the date the First Closing should have occurred pursuant to the Merger Agreement, (iii) the Company has provided irrevocable written notice to Parent at least two business days prior to such termination that all conditions to the Company’s obligations to consummate each of the Mergers have been satisfied (other than those conditions that by their nature are to be satisfied at the First Closing, but subject to the fulfillment or valid waiver of those conditions at the First Closing; provided, that such conditions are capable of being satisfied if the First Closing were to occur at such time) or that it is willing to waive any of such unsatisfied conditions and that it is prepared, willing and able to effect the First Closing and will effect the First Closing, (iv) the Company has notified Parent in writing that it is ready, willing and able to consummate the Transactions and (v) the First Merger has not been consummated by the end of the later of (a) the tenth business day following the date of delivery of such notice and (b) the date on which the First Closing would have occurred pursuant to the Merger Agreement; or

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if prior to the First Closing, the Company reasonably determines in good faith that it is reasonably likely that the Aggregate First Merger Amount will not equal $500 million, provided that, at least ten business days prior to any such termination, the Company will provide Parent with written notice of its intention to terminate, and if, within ten business days following notice thereof, Parent elects by notice to the Company to increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger without any such increase, as reasonably determined in good faith by the Company, and Parent delivers an irrevocable commitment to the Company with respect to such increase within ten business days following delivery of Parent’s written notice, such termination right would no longer be available to the Company.

Company Termination Fee
If the Merger Agreement is validly terminated in specified circumstances, the Company may be required to pay the Company Termination Fee.

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If the Merger Agreement is terminated by (i) Parent because there have been a Board Recommendation Change prior to the receipt of the Company Shareholder Approval during the Go-Shop Period, solely as a result of a Board Recommendation Change arising out of an Acquisition Proposal, or (ii) the Company prior to the No-Shop Period Start Date in order to enter into a definitive written agreement providing for a Superior Proposal (but only if the Company has not materially breached its non-solicitation obligations under the Merger Agreement), then the Company will pay or cause to be paid to Parent (or its designee) the Go-Shop Termination Fee equal to $102 million in cash by wire transfer of immediately available funds to an account designated by Parent in the case of clause (i), not later than the second business day following such termination and, in the case of clause (ii), concurrently with such termination.

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If Merger Agreement is terminated by (i) Parent because there have been a Board Recommendation Change prior to the receipt of the Company Shareholder Approval (a) after the No-Shop Period Start Date, solely as a result of a Board Recommendation Change arising out of an Acquisition Proposal, or (b) at any time as a result of a Board Recommendation Change arising out of an Intervening Event or (ii) the Company after the No-Shop Period Start Date in order to enter into a definitive written agreement providing for a Superior Proposal (but only if the Company has not materially breached its non-solicitation obligations under the Merger Agreement), then the Company will pay or cause to be paid to Parent (or its designee) the Company Termination Fee equal to $145 million in cash by wire transfer of immediately available funds to an account designated by Parent, in the case of clause (i), not later than the second business day following such termination and, in the case of clause (ii), concurrently with such termination.

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If (i) after the date of the Merger Agreement, an Acquisition Proposal has been made to the Company or has been publicly made directly to the Enstar shareholders generally or has otherwise become publicly known (and, in any such case, whether or not such Acquisition Proposal is conditional or withdrawn), (B) thereafter, the Merger Agreement is terminated by Parent or the Company because the Company Shareholder Approval was not obtained or the Third Closing had not yet occurred by the Outside Date, and (C) prior to the date that is 12 months after such termination, the Company consummates an Acquisition Proposal or the Company enters into a definitive agreement with respect to an Acquisition Proposal, then the Company will pay or cause to be paid to Parent the Company Termination Fee equal to $145 million in cash by wire transfer of immediately available funds to an account designated by Parent upon the earlier of (i) the date of consummation of such Acquisition Proposal or (ii) the entry into a definitive agreement with respect to such Acquisition Proposal. For purposes of clause (C), all references to “15% or more” in the definition of “Acquisition Proposal” will be deemed to be references to “more than 50%”.

Parent Termination Payments
If the Merger Agreement is validly terminated in specified circumstances, Parent may be required to pay the Parent Termination Fee or the Debt Event of Default Termination Fee.
Parent Termination Fee
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If the Merger Agreement is terminated by the Company (i) because of a Parent Terminable Breach or (ii) because (a) all of the conditions to Parent’s obligations to consummate each of the Mergers (other than those conditions that by their nature are to be satisfied by actions taken at the First Closing, but subject to such conditions being able to be satisfied) have been and continue to be satisfied, (b) the First Merger fails to be consummated on the date the First Closing should have occurred pursuant to the Merger Agreement, (c) the Company has provided irrevocable written notice to Parent at least two business days prior to such termination that all conditions to the Company’s obligations to consummate each of the Mergers have been satisfied (other than those conditions that by their nature are to be satisfied at the First Closing, but subject to the fulfillment or valid waiver of those conditions at the First Closing; provided, that such conditions are capable of being satisfied if the First Closing were to occur at such time) or that it is willing to waive any of such unsatisfied conditions and that it is prepared, willing and able to effect the First Closing and will effect the First Closing, (d) the Company has notified Parent in writing that it is ready, willing and able to consummate the Transactions and (e) the First Merger has not been consummated by the end of the later of (x) the tenth business day following the date of delivery of such notice and (y) the date on which the First Closing would have occurred pursuant to the Merger Agreement (a “Financing Failure”), then Parent will pay or cause to be paid to the Company the Parent Termination Fee equal to $265 million in cash by wire transfer of immediately available funds to the Company not later than the fifth business day following such termination.
Debt Event of Default Termination Fee
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If the Merger Agreement is terminated by Parent because there occurred a Specified Debt Event of Default and is continuing, and in such case such Specified Debt Event of Default will be incapable of being cured prior to the Outside Date, as reasonably determined by the Company following consultation, in good faith, with Parent, which determination shall be conclusive, or if capable of being cured prior to the Outside Date, will not have been cured by the Outside Date, Parent will pay or cause to be paid to the Company the Debt Event of Default Termination Fee equal to $96.5 million in cash by wire transfer of immediately available funds to the Company not later than the fifth business day following such termination.

Specific Performance
Parent, Parent Merger Sub or the Enstar Parties, as applicable, are entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of the Merger Agreement by the other parties, as applicable, and to specific performance by the other parties, as applicable, of the terms and provisions of the Merger Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other parties, as applicable, under the Merger Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. However, under no circumstances will any of the Enstar Parties be permitted or entitled to receive both the payment of monetary damages of any kind (including the Parent Termination Fee or the Debt Event of Default Termination Fee) and a grant of specific performance.
The Enstar Parties’ right to seek specific performance in order to force Parent and Parent Merger Sub to consummate the Closing (or the Equity Investors to fund the Equity Financing under the Equity Commitment Letter) is available under the Merger Agreement if, and only if, each of the following conditions has been satisfied:
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all conditions to the obligations of Parent and Parent Merger Sub contained in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Third Closing, but subject to the fulfillment of those conditions at the Third Closing; provided, that such conditions are capable of being satisfied if the Third Closing were to occur at such time) have been and continue to be satisfied;

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the Debt Financing (or, if alternative debt financing is being used in accordance with the Merger Agreement, the financing to be made available pursuant to the commitments with respect thereto) has been received by Parent in full in accordance with the terms thereof, or all of the conditions to the Debt Financing have been satisfied and the full amount of the Debt Financing is available to be funded at the Third Closing if the Equity Financing is funded at the Third Closing; provided, that, if the Debt Financing has not been funded and will not be funded at the Third Closing for any reason (including a breach of the Merger Agreement), the Enstar Parties shall not be entitled to enforce Parent’s and Parent Merger Sub’s obligation to consummate the Transactions and the Equity Investors’ obligation to provide the Equity Financing;

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the Preferred Equity Financing (or, if alternative preferred equity financing is being used in accordance with the Merger Agreement, the financing to be made available pursuant to the commitments with respect thereto) has been received by Parent in full in accordance with the terms thereof, or all of the conditions to the Preferred Equity Financing have been satisfied and the full amount of the Preferred Equity Financing is available to be funded at the Third Closing if the Equity Financing is funded at the Third Closing (provided, that, if the Preferred Equity has not been funded and will not be funded at the Third Closing for any reason (including a breach of the

Merger Agreement), the Company shall not be entitled to enforce Parent’s and Parent Merger Sub’s obligation to consummate the Transactions and the Equity Investors’ obligation to provide the Equity Financing;
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Parent has failed to consummate the Third Closing on the date when it would be required under the Merger Agreement; and

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the Company has irrevocably confirmed in writing to Parent that (i) if specific performance were granted and the Financing were funded, then the Third Closing would occur substantially simultaneously with the drawdown of the Equity Financing, the Debt Financing and the Preferred Equity Financing (and the Company has not revoked, withdrawn, modified or conditioned such confirmation) and (ii) the Company is prepared, willing and able to effect the Third Closing and the other Transactions.

Limitations of Liability
In no event will the Company be entitled to monetary damages against Parent of any kind (including in connection with Willful and Material Breach or fraud), in excess of the Parent Termination Fee or the Debt Event of Default Termination Fee with respect to, the Merger Agreement, the Equity Commitment Letter, the Guarantee or the Transactions. In no event will the Company be liable for any amount under the Merger Agreement in excess of the Company Termination Fee (including in connection with Willful and Material Breach or fraud).
Fees and Expenses
Except in specified circumstances, whether or not the Mergers are completed, Enstar, on the one hand, and Parent, on the other hand, are each responsible for all of their respective costs and expenses incurred in connection with the Transactions.
Amendment
The Merger Agreement may be amended prior to the Third Closing Date if, and only if, such amendment is in writing and signed by the Enstar Parties, Parent and Parent Merger Sub. However, after the approval of the Merger Agreement by Enstar shareholders, no amendment that by law requires further approval by such shareholders may be made without such approval.
Governing Law
The Merger Agreement is governed by Delaware law, without giving effect to any law, rule, or provision that would cause the application of any law other than Delaware Law.

ROLLOVER AND SUPPORT AGREEMENTS
In connection with entering into the Merger Agreement, on July 29, 2024, Parent and certain of its affiliates entered into the Rollover and Support Agreements with the CEO and JCF (together with the CEO, the “Reinvesting Shareholders”). Under the Rollover and Support Agreements, the Reinvesting Shareholders have agreed to vote or execute consents with respect to the Reinvesting Shares in favor of the Mergers, subject to certain terms and conditions contained therein. In addition, the Reinvesting Shareholders have agreed to reinvest certain of their Enstar Shares into a non-voting ownership interest in a parent company of Parent.
Pursuant to the Rollover and Support Agreements, among other things, each Reinvesting Shareholder will contribute certain ordinary shares of the Second Surviving Company owned by the Reinvesting Shareholders to an indirect parent company of Parent in exchange for equity interests in such indirect parent company of Parent, which contribution and exchange will happen immediately after the Second Effective Time and prior to the Third Effective Time and the Reinvesting Shareholders will indirectly own approximately 6.44% of Parent through such indirect parent company thereafter. As a result of the Mergers, the Enstar Ordinary Shares held by the Reinvesting Shareholders immediately prior to the First Closing will be cancelled and extinguished without any conversion thereof or consideration paid therefor.
The consummation of the exchange of Enstar Ordinary Shares contemplated by the Rollover and Support Agreements is subject to (i) the satisfaction, or written waiver (to the extent permitted) by the parties to the Merger Agreement of all conditions to the obligation of the parties to consummate each Merger and the transactions contemplated by the Merger Agreement that are to occur at each Closing as set forth in Article XI of the Merger Agreement, and (ii) each party to the Merger Agreement being ready, willing and able to consummate each of the Mergers immediately following the consummation of the transactions contemplated by the Rollover and Support Agreements (the “Reinvestment Closing”).
The Rollover and Support Agreement executed by the CEO will terminate automatically upon the earlier of (i) the termination of the Merger Agreement and (i) the Third Effective Time. The Rollover and Support Agreements executed by JCF will terminate upon the earliest of (a) the termination of the Merger Agreement, (b) the effective time of the Reinvestment Closing and (c) the termination of the equity commitment letter dated as of July 29, 2024 between JCF and TopCo.

PROPOSAL 4: ADVISORY VOTE ON MERGER-RELATED EXECUTIVE COMPENSATION ARRANGEMENTS
The Merger-Related Compensation Proposal
Section 14A of the Exchange Act and Rule 14a-21 thereunder, which were enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, require that Enstar provide Enstar shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the payment of certain compensation that will or may become payable by Enstar to its named executive officers in connection with the Mergers, as disclosed in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Golden Parachute Compensation” beginning on page 96 of this Proxy Statement.
Enstar shareholders are asked to indicate their approval of the compensation that will or may become payable by Enstar to its named executive officers in connection with the Mergers. These payments are set forth in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Golden Parachute Compensation” beginning on page 96 of this Proxy Statement and the accompanying footnotes. In general, the various plans and arrangements pursuant to which these compensation payments may be made have previously formed part of the Company’s overall compensation program for its named executive officers, and previously have been disclosed to Enstar shareholders as part of the “Compensation Discussion and Analysis” and related sections of the Company’s annual proxy statements. These arrangements were adopted and approved by the Human Resources and Compensation Committee of the Board, which is composed solely of independent directors, and are believed to be reasonable and in line with marketplace norms.
Accordingly, Enstar is seeking approval of the following resolution at the Special Meeting:
“RESOLVED, that the shareholders of Enstar Group Limited approve, ratify and confirm, on a non-binding, advisory basis, the compensation that will or may become payable to the Company’s named executive officers that is based on or otherwise relates to the Mergers as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Golden Parachute Compensation” beginning on page 96 of the Company’s Proxy Statement for the Special Meeting of Enstar shareholders.”
Enstar shareholders should note that this proposal is not a condition to consummation of the Mergers, and as an advisory vote, the result will not be binding on Enstar, the Board or Parent. Accordingly, regardless of the outcome of the advisory vote, if the Mergers are consummated, the Company’s named executive officers will be eligible to receive the compensation that is based on, or otherwise relates to, the Mergers in accordance with the terms and conditions applicable to those payments.
Vote Required
The vote on the Merger-Related Compensation Proposal is a vote separate and apart from the vote on the Merger Proposal. Accordingly, you may vote to approve the Merger Proposal and vote not to approve the Merger-Related Compensation Proposal and vice versa. Because the vote on the Merger-Related Compensation Proposal is advisory only, it will not be binding on Enstar. Accordingly, if the Merger Agreement is approved by the Enstar shareholders, and the Mergers are completed, the compensation may be paid to the Company’s named executive officers in accordance with the terms of their compensation agreements and arrangements even if the Enstar shareholders fail to approve the Merger-Related Compensation Proposal.
The affirmative vote of a majority of the votes cast by holders of outstanding Enstar Ordinary Shares present at the Special Meeting (in person or by proxy) is required to approve the Merger-Related Compensation Proposal. Abstentions will not have any effect on the proposal to approve the Merger-Related Compensation Proposal.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER-RELATED COMPENSATION PROPOSAL.

PROPOSAL 5: THE ADJOURNMENT PROPOSAL
The Adjournment Proposal
Enstar shareholders are being asked to approve a proposal that will give Enstar authority from the Enstar shareholders to adjourn the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal.
If a new record date is or must be fixed under law, a notice of the adjourned meeting must be given to each Enstar shareholder of record as of the new record date and who is otherwise entitled to notice of and vote at such meeting.
If the Special Meeting is adjourned, Enstar shareholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the Special Meeting Proposals. At any adjourned meeting, any business may be transacted which might have been transacted at the original Special Meeting, and all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Special Meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.
Vote Required
The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Adjournment Proposal. Abstentions will not have any effect on the proposal to approve the Adjournment Proposal.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

PROVISIONS FOR UNAFFILIATED SECURITY HOLDERS
No provision has been made (i) to grant the Enstar unaffiliated security holders access to the corporate files of Enstar, any other party to the Mergers or any of their respective affiliates, or (ii) to obtain counsel or appraisal Enstar at the expense of Enstar or any other such party or affiliate.

IMPORTANT INFORMATION REGARDING ENSTAR
Company Background
Enstar, which was formed in 1993, is a leading global (re)insurance group that offers capital release solutions through our network of group companies. We seek to create value by managing (re)insurance companies and portfolios of (re)insurance and other liability business in run-off and striving to generate an attractive risk-adjusted return from our investment portfolio. Enstar was formed in 1993, as one of the world’s first standalone “run-off” insurance companies. Enstar Ordinary Shares are listed on NASDAQ under the symbol “ESGR” and depositary shares, each representing a 1/1,000th interest in our Series D Preferred Shares or our Series E Preferred Shares are listed under the symbols, “ESGRP”, and “ESGRO”, respectively, on NASDAQ. Enstar’s executive offices are located at A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda. Enstar’s telephone number is (441) 292-3645 and its corporate website is http://www.enstargroup.com. The information contained in, or that can be accessed through, Enstar’s website is not part of, or incorporated by reference into, this Proxy Statement.
Enstar Directors and Executive Officers
The Board currently consists of twelve members. The persons listed below are Enstar’s directors and executive officers as of the date of this Proxy Statement. The Merger Agreement provides, however, that the directors of Parent Merger Sub immediately prior to the Third Effective Time will be the initial directors of Enstar, as the Third Surviving Company, immediately following the Third Merger. The Merger Agreement provides that the officers of Parent Merger Sub immediately prior to the Third Effective Time will be the initial officers of Enstar, as the Third Surviving Company, immediately following the Third Merger. Following the Third Merger, each such executive officer will serve until a successor is duly elected or appointed and qualified or until the earlier of his or her death, incapacitation, retirement, resignation or removal, as the case may be.
During the past five years, neither Enstar nor any of Enstar’s directors or executive officers listed below has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, neither Enstar nor any of Enstar’s directors or executive officers listed below has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. The ages given below are as of April 26, 2024. Each of the individuals listed below can be reached at A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda.
Name	Age	Citizenship	Current Position and Office
B. Frederick Becker	77	US citizen	Director, Chairman of the Human Resources and Compensation Committee, Chairman of the Nominating and Governance Committee, Member of the Audit Committee
Sharon A. Beesley	67	British, Canadian and Irish citizen	Director, Member of the Nominating and Governance Committee
Robert J. Campbell	75	US citizen	Director, Chairman of the Board of Directors, Chairman of the Audit Committee, Chairman of the Investment Committee, Chairman of the Executive Committee, Member of the Human Resources and Compensation Committee, Member of the Nominating and Governance Committee
James D. Carey	58	US citizen	Director, Member of the Investment Committee
Susan L. Cross	64	US citizen	Director, Member of the Audit Committee, Member of the Risk Committee
Hans-Peter Gerhardt	68	German citizen	Director, Member of the Human Resources and Compensation Committee, Member of the Risk Committee, Member of the Executive Committee

Name	Age	Citizenship	Current Position and Office
Orla Gregory	50	Irish citizen	Director
Myron Hendry	75	US citizen	Director, Member of the Nominating and Governance Committee, Member of the Risk Committee
Paul J. O’Shea	66	Bermuda and Irish citizen	Director, Member of the Executive Committee
Hitesh Patel	63	UK citizen	Director, Chairman of the Risk Committee, Member of the Audit Committee, Member of the Nominating and Governance Committee
Dominic Silvester	63	UK citizen	Director, Member of the Investment Committee, Member of the Executive Committee
Poul A. Winslow	58	Canadian and Danish citizen	Director, Member of the Human Resources and Compensation Committee, Member of the Investment Committee, Member of the Executive Committee
Enstar Officers
Name	Age	Citizenship	Current Position and Office
Dominic Silvester	63	UK citizen	Chief Executive Officer, Director
Orla Gregory	50	Irish citizen	President, Director
Nazar Alobaidat	46	US citizen	Chief Investment Officer
Paul Brockman	51	UK and US citizen	Chief Operating Officer
Audrey Taranto	44	US citizen	General Counsel & Corporate Secretary
Matthew Kirk	50	US citizen	Chief Financial Officer
David Ni	40	US Citizen	Chief Strategy Officer
Laurence Plumb	40	UK citizen	Chief of Business Operations
Seema Thaper	43	UK citizen	Chief Risk Officer
Below is information about Enstar’s executive officers:
Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.
Orla Gregory was appointed President in March 2023. She previously served as Enstar’s Chief Operating Officer from July 2016 to March 2023 and concurrently as Enstar’s Chief Financial Officer from September 2021 to March 2023. Since joining Enstar in 2003, Ms. Gregory has held increasingly senior roles, including Chief Integration Officer from 2015 to 2016, Executive Vice President of Mergers and Acquisitions of Enstar’s subsidiary, Enstar Limited, from 2014 to 2015, Senior Vice President of Mergers and Acquisitions from 2009 to 2014, and Financial Controller from 2003 to 2009. Ms. Gregory previously served as a Financial Controller of Irish European Reinsurance Company Ltd. in Ireland, an Investment Accountant with Ernst & Young Bermuda, and as a Financial Accountant for QBE Insurance & Reinsurance (Europe) Limited.
Nazar Alobaidat joined the Company as Chief Investment Officer in 2016. He formerly served as Managing Director and CIO of AIG Property Casualty’s U.S., Canada and Bermuda regions and was with AIG from 2009 – 2016. Prior to that, he served as Vice President within the investment banking division of Lehman Brothers and Barclays Capital, specializing in derivatives and financing transactions for corporate clients of the investment bank. He previously served in the capital markets group of Deloitte from 2001 – 2006. Mr. Alobaidat is a Certified Public Accountant with a master’s degree from the University of Florida.

Paul Brockman was appointed Group Chief Operating Officer in March 2023 and held the role of Interim CEO of Enstar (EU) Limited from January 2024 to August 2024. Mr. Brockman joined the Company in 2012 and has held several senior positions during this time, including as Group Chief Claims Officer from September 2020 to January 2024, and as President and Chief Executive Officer of Enstar (US) Inc. (“Enstar US”) from July 2016 to September 2020. He also served as President and Chief Operating Officer of Enstar US from November 2014 to July 2016, and as Senior Vice President, Head of Commutations for Enstar US from October 2012 to November 2014. Before joining the Company, he worked as Head of Reinsurance for Resolute Management Services UK Ltd. in its London office from April 2007 to October 2012 and, from April 2001 to April 2007, he worked as Manager of Reinsurance Cash Collection and Debt Litigation within the reinsurance asset division of Equitas Management Services Ltd in London.
Audrey Taranto has served as General Counsel since February 2019. From June 2017 to February 2019, she served as Group Head of Legal and from April 2012 to June 2017 as SVP, Securities Counsel. She continues to serve as the Company’s Corporate Secretary, a position she has held since 2012. Prior to 2012, she was Senior Counsel and Assistant Corporate Secretary at Cigna Corporation and an Associate in the corporate department of Drinker Biddle & Reath LLP.
Matthew Kirk was appointed Chief Financial Officer in March 2023. Mr. Kirk, who joined the Company in April 2020, served as Group Treasurer from April 2020 to February 2023, where he was responsible for raising and efficiently allocating capital and liquidity across the Group. Previously, Mr. Kirk held executive roles at Sirius International Insurance Group, including Group Treasurer and Head of Investor Relations, and President, Managing Director of Sirius Investment Advisors. Mr. Kirk was also an Assurance and Business Advisory Manager at Arthur Andersen. Mr. Kirk holds a B.S. in Accounting from the University of Delaware and an MBA from Columbia University. He is also a Certified Public Accountant (inactive).
David Ni was appointed Chief Strategy Officer in May 2022. Mr. Ni, who joined the Company in 2019, served as Executive Vice President, Mergers & Acquisitions from 2019 to 2022. Prior to joining the Company, Mr. Ni spent his career as an investment banker working in the U.S. and in Asia, and was a Managing Director at Deutsche Bank with responsibility for leading M&A in financial services. Prior to that, he was with Goldman Sachs for more than 10 years covering the financial services sector. Mr. Ni graduated with a Bachelor’s degree from Harvard.
Laurence Plumb was appointed Chief of Business Operations in May 2022. Mr. Plumb, who joined the Company in April 2020, served as Director of Operational Performance from April 2020 to May 2021, and Deputy Group COO from May 2021 to May 2022. Previously, Mr. Plumb worked in Financial Services in London for more than 13 years, focused on Financial Planning and Analysis and Capital Management at the Global Health Insurer BUPA and at RSA Insurance Group. He trained in Deloitte’s Insurance and Investment Management Audit Practice and is a Fellow Chartered Accountant (FCA) of the Institute of Chartered Accountants in England and Wales (ICAEW). Mr. Plumb graduated with a Master’s degree in Modern Languages from Cambridge University.
Seema Thaper was appointed Chief Risk Officer in September 2021. Ms. Thaper, who joined the Company in July 2019, served as Deputy Chief Transaction Actuary from July 2019 to January 2020, and as Chief Transaction Actuary from January 2020 to September 2021. Prior to joining the Company, Ms. Thaper was a Director in Deloitte’s Actuarial Insurance practice leading the UK General Insurance Actuarial Advisory team. With more than 15 years of consulting experience before joining the Company, her work has spanned across a broad cross section of the P&C Insurance market. Ms. Thaper is a Fellow of the Institute and Faculty of Actuaries.
Non-Employee Directors
Below is information about Enstar’s non-employee directors:
B. Frederick Becker has served as a director since 2015. Mr. Becker has over 45 years of experience in the insurance and healthcare industries. He served as Chairman of Clarity Group, Inc., a company he co-founded more than 18 years ago that specialized as a healthcare professional liability and risk management service provider until it was sold in early 2020. Prior to co-founding Clarity Group, Inc., he served as

Chairman and Chief Executive Officer of MMI Companies, Inc. from 1985 until its sale to The St. Paul Companies in 2000. Mr. Becker has previously served as President and CEO of Ideal Mutual and McDonough Caperton Employee Benefits, Inc., and also served as State Compensation Commissioner for the State of West Virginia. He began his career as a practicing attorney.
Sharon A. Beesley has served as a director since 2021. Ms. Beesley currently serves as the Managing Partner of BeesMont Law Limited, a Bermuda-based commercial law firm, which she established in 2008. She also serves as Chief Executive Officer of BeesMont Consultancy Limited, a Bermuda-based consultancy business, a position she has held since 2000, and as Chair of Aester Limited, a Bermuda regulated corporate services provider. Ms. Beesley previously served as a Director on the Board of the Bermuda Monetary Authority from 2016 to 2021. Prior to 2000, Ms. Beesley was engaged in private legal practice in Bermuda and other international jurisdictions.
Robert J. Campbell has served as a director since 2007. Mr. Campbell was appointed as the independent Chairman of the Board in November 2011. Mr. Campbell has been a Partner with the investment advisory firm of Beck, Mack & Oliver, LLC since 1990. Mr. Campbell is a director and chairman of the Audit Committee of AgroFresh Solutions, Inc. (formerly Boulevard Acquisition Corp.), a global agricultural technologies company, which was publicly traded until March 2023. From 2015 through 2017, he was also a director of Boulevard Acquisition Corp. II, a blank check company that completed its initial public offering in September 2015. He previously served as a director of Camden National Corporation, a publicly traded company, from 1999 to 2014.
James D. Carey has served as a director since 2013. Mr. Carey is Co-Chief Executive Officer of Stone Point Capital LLC, a private equity firm based in Greenwich, Connecticut. Stone Point Capital serves as the manager of the Trident Funds, which target investments in companies in the global financial services industry and related sectors. Mr. Carey has been with Stone Point Capital and its predecessor entities since 1997. He previously served as a director of the Company from its formation in 2001 until the Company became publicly traded in 2007. Mr. Carey previously has served as a director of other publicly traded companies, including Focus Financial Partners and HireRight Holdings corporation, and currently serves on the boards of certain privately held portfolio companies of the Trident Funds. He previously served as non-executive chairman of PARIS RE Holdings Limited and as a director of Alterra Capital Holdings Limited, Cunningham Lindsay Group Limited, Lockton International Holdings Limited, and Privilege Underwriters, Inc.
Susan L. Cross has served as a director since October 2020. Ms. Cross served as Executive Vice President and Global Chief Actuary at XL Group (now AXA XL), from 2008 to 2018, and prior to that served as Senior Vice President and Chief Actuary of various operating segments since 1999. Ms. Cross currently serves as a non-executive director at Unum Group, a Fortune 500 publicly held insurance company and leading provider of financial protection benefits, where she sits on the Audit Committee and Risk and Finance Committee. Previously, she has served on the boards of IFG Companies, American Strategic Insurance and several XL subsidiaries, including Mid Ocean Limited and XL Life Ltd.
Hans-Peter Gerhardt has served as a director since 2015. Mr. Gerhardt served as the Chief Executive Officer of Asia Capital Reinsurance Group from October 2015 through June 2017. He has served continuously in the reinsurance industry since 1981. He is the former Chief Executive Officer of PARIS RE Holdings Limited, serving in that position from the company’s initial formation in 2006 through the completion of its merger into Partner Re Ltd. in June 2010. He previously served as the Chief Executive Officer of AXA Re from 2003 to 2006, also serving as Chairman of AXA Liabilities Managers, the AXA Group’s run-off operation, during that time. Mr. Gerhardt served as a non-executive director of StarStone Holdings Ltd. and of African Risk Capacity (all privately held). He previously served as a non-executive director of Tokio Millenium Re and Tokio Marine Kiln as well as Asia Capital Reinsurance Group (until May 2017) and as an independent director of Brit Insurance Holdings PLC until the company’s acquisition by Fairfax Financial Holdings in 2015.
Myron Hendry has served as a director since 2019. Mr. Hendry most recently served as an executive advisor to AXA on integration matters. He previously served as the Executive Vice President and Chief Platform Officer for XL Catlin from 2009-2018, where he was responsible, on a Global basis, for Technology, Operations, Real Estate, Procurement, Continuous Improvement Programs and XL Catlin’s Service

Centers in India and Poland. He also served as Director on the XL India Business Services Private Limited Board, and he was the Chairman of the XL Catlin Corporate Crisis Committee responsible for Disaster Recovery and Business Continuity. Mr. Hendry was the founder of the XL Catlin’s Leadership Listening Program. Throughout his career, he also held technology, operational and claims leadership roles at Bank of America’s Balboa Insurance Group, Safeco Insurance and CNA Insurance.
Paul J. O’Shea has served as a director since 2001. Mr. O’Shea retired as President of the Company in March 2023, a position he held since December 2016. He previously served as Executive Vice President and Joint Chief Operating Officer of the Company since its formation in 2001 and has also been a director throughout this time. He has led Enstar’s mergers and acquisitions operations, including overseeing its transaction sourcing, due diligence, and negotiations processes. In 1994, Mr. O’Shea joined Dominic Silvester in his run-off business venture in Bermuda, and he served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. Prior to co-founding the Company, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group from 1985 until 1994. Mr. O’Shea serves as the Company’s director representative on the board of directors of Core Specialty Holdings, a privately held property casualty insurer.
Hitesh Patel has served as a director since 2015. Mr. Patel is an Independent Non-Executive director who serves on boards of a number of financial services companies as detailed below. Mr. Patel has over 30 years of experience working in the insurance industry, having served in the United Kingdom as KPMG LLP’s Lead Partner on Insurance Accounting and Regulatory Services from 2000 to 2007. He served as Chief Executive Officer of Lucida, plc, a UK life insurance company, and prior to that as its Finance Director and Chief Investment Officer. He originally joined KPMG in 1982 and trained as an auditor. Mr. Patel is the Independent Non-Executive Chairman of Capital Home Loans Limited (appointed October 2015), a privately held buy-to-let mortgage provider, and of Augusta Ventures Holdings Limited (appointed December 2020), a privately held litigation finance provider. He is also a non-executive director of Landmark Mortgages Limited (appointed May 2016), a privately held master servicer and legal title holder providing oversight of mortgage loans secured on residential properties and unsecured loans. Until December 2019, Mr. Patel served as a non-executive director at Aviva Life Holdings UK Ltd and Aviva Insurance Limited (subsidiaries of Aviva plc) and as Chairman of its Audit Committee and member of the Risk and Investment Committees.
Poul A. Winslow has served as a director since 2015. Mr. Winslow is President of Leaf Creek Advisors Inc., a privately held strategic consultancy for investment management firms, a role he has held since May 2022. Mr. Winslow previously served as Senior Managing Director & Global Head of Capital Markets and Factor Investing of the CPPIB, from 2018 until his retirement in May 2022. Previously Mr. Winslow served as Head of External Portfolio Management and Head of Thematic Investing for CPP Investments. Prior to joining CPPIB in 2009, Mr. Winslow had several senior management and investment roles at Nordea Investment Management in Denmark, Sweden and the United States. He also served as the Chief Investment Officer of Andra AP-Fonden (AP2) in Sweden. Mr. Winslow is a director of the International Centre of Pension Management (ICPM), a global independent non-profit network of pension organizations that focuses on fostering long-term investing, strengthening governance of pension investments, and improving design and governance of pension schemes. He is also a director of Exowave ApS, a privately held Danish wave energy startup. Mr. Winslow served as a director for the Standards Board for Alternative Investments, an international standard-setting body for the alternative investment industry, from September 2015 to June 2022. He also previously served as a director of Viking Cruises Ltd., a private company, from 2016 to 2018.
Deer Ltd. (New Company Holdco) Background
The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each executive officer and director of New Company Holdco. During the past five years, neither New Company Holdco nor any of New Company Holdco’s directors or executive officers listed below has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, neither New Company Holdco nor any of New Company Holdco’s directors or executive officers listed below has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, the current business address of each person is A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda, and its telephone number is (441) 278-1404. New Company Holdco is an exempted company limited by shares existing under the laws of Bermuda, and its principal business is to engage in the transactions contemplated by the Merger Agreement. The sole shareholder of New Company Holdco is Enstar.
Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Elizabeth DaSilva, Director	Bermuda, Portugal, United Kingdom	Bermuda Chief Operating Officer, Enstar Limited and Director of Group Legal Management, Enstar
Robert Morgan, Director	United Kingdom	Bermuda Chief Executive Officer, Enstar Limited and VP, Mergers and Acquisitions, Enstar
Deer Merger Sub Ltd. (Company Merger Sub) Background
The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Company Merger Sub. During the past five years, neither Company Merger Sub nor any of Company Merger Sub’s directors or executive officers listed below has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, neither Company Merger Sub nor any of Company Merger Sub’s directors or executive officers listed below has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, the current business address of each person is Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda, and its telephone number is (441) 278-1404. Company Merger Sub is an exempted company limited by shares existing under the laws of Bermuda, and its principal business is to engage in the transactions contemplated by the Merger Agreement. The sole shareholder of Company Merger Sub is New Company Holdco.
Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Elizabeth DaSilva, Director	Bermuda, Portugal, United Kingdom	Bermuda Chief Operating Officer, Enstar Limited and Director of Group Legal Management, Enstar
Robert Morgan, Director	United Kingdom	Bermuda Chief Executive Officer, Enstar Limited and VP, Mergers and Acquisitions, Enstar
Summary Historical Consolidated Financial Data
Set forth below is certain summary historical consolidated financial data relating to Enstar. The summary historical consolidated financial data as of June 30, 2024 and for the six month period ended June 30, 2024 and 2023 has been derived from Enstar’s unaudited condensed consolidated financial statements, and should be read in conjunction with Enstar’s quarterly report on Form 10-Q for the six months ended June 30, 2024, which is incorporated by reference into this Proxy Statement. The summary historical consolidated financial data as of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022, and 2021 have been derived from Enstar’s audited consolidated financial statements, and should be read in conjunction with Enstar’s annual report on Form 10-K for the year ended December 31, 2023, which is incorporated by reference into this Proxy Statement.

More comprehensive financial information is included in Enstar’s quarterly report on Form 10-Q for the six months ended June 30, 2024 and Enstar’s Form 10-K for the year ended December 31, 2023, including management’s discussion and analysis of financial condition and results of operations, and other documents filed by Enstar with the SEC. The following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and notes contained therein. See “Where You Can Find Additional Information.” Results of interim periods are not necessarily indicative of the results expected for a full year or for future periods.
Summary Consolidated Balance Sheet
	June 30,	December 31,
(in millions of U.S. dollars)	2024	2023	2022
Total investments	$16,623	$17,413	$18,210
Cash and cash equivalents	$469	$564	$822
Total assets	$19,896	$20,913	$22,154
Liabilities for losses and loss adjustment expenses	$10,148	$11,196	$11,721
Total liabilities	$14,016	$15,265	$16,826
Redeemable non-controlling interests	$—	$—	$168
Noncontrolling interests	$109	$113	$186
Total shareholders’ equity	$5,880	$5,648	$5,160
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$19,896	$20,913	$22,154
Summary Consolidated Statements of Operations and Comprehensive Income (Loss)
	June 30,		December 31,
(in millions of U.S. dollars)	2024	2023	2023	2022	2021
Total revenues	$486	$786	$1,429	$(1,058)	$789
Net income (loss)	$264	$558	$1,218	$(945)	$553
Net income (loss) attributable to Enstar	$263	$463	$1,118	$(870)	$538
Earnings (loss) per ordinary share attributable to Enstar
Basic	$16.72	$27.44	$69.22	$(52.65)	$25.33
Diluted	$16.49	$27.19	$68.47	$(52.65)	$24.94
Comprehensive income (loss)	$243	$284	$1,096	$(1,156)	$455
Comprehensive income (loss) attributable to Enstar	$242	$277	$1,084	$(1,156)	$440
GAAP measures
BVPS(1)	$358.74	$—	$343.45	$262.24	$329.20
ROE(2)	9.8%(5)	19.9%(5)	24.2%	(15.6)%	7.9%
RLE(3)	0.8%	0.2%	1.1%	6.3%	3.9%
TIR%(4)	5.0%(5)	6.1%(5)	7.2%	(9.0)%	2.0%

(1)
Book value per share (“BVPS”), which Enstar uses to measure the value of the company over time.

(2)
Return on equity (“ROE”), which measures Enstar’s profitability by dividing our income attributable to Enstar ordinary shareholders by Enstar ordinary shareholders’ equity.

(3)
Run-off liability earnings (“RLE”) and RLE %, which measure both the dollar amount of prior period development on Enstar’s acquired portfolios (RLE) and the percentage of prior period development relative to average net loss reserves, calculated by dividing Enstar’s prior period development by our average net loss reserves (RLE %).

(4)
Total investment return (“TIR”), which measures the rate of return Enstar obtains, both realized and unrealized, on its investments.

(5)
Represents annualized amounts.

Security Ownership Of Certain Beneficial Owners and Management
The table below sets forth information as of September 26, 2024 (unless otherwise indicated) regarding beneficial ownership of Enstar Ordinary Shares, Series D Preferred Shares and Series E Preferred Shares by each of the following, in each case based on information provided to the Company by these individuals:

•
each person or group known to Enstar to be the beneficial owner of more than 5% of Enstar Ordinary Shares or Enstar Preferred Shares, as applicable;

•
each director;

•
each named executive officer; and

•
all directors and executive officers as a group.

All issued Series C Preferred Shares are held in treasury by Enstar.
The percentage ownership information is based on 15,231,805 Enstar Ordinary Shares, 16,000 Series D Preferred Shares and 4,400 Series E Preferred Shares issued and outstanding as of September 26, 2024, which for purposes of the table below includes any shares of unvested restricted stock that are held by such individual or entity over which such individual or entity has voting rights.
The number of shares beneficially owned by each Enstar shareholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, Enstar Ordinary Shares subject to equity awards or other rights held by such person that are currently exercisable or will become exercisable within 60 days after September 26, 2024, are considered issued and outstanding, although these shares are not considered issued and outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise noted, each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by such shareholder, subject to community property laws where applicable, and such person’s address is A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, HM 11, Bermuda.
Name	Number of Enstar Ordinary Shares	Beneficial Ownership Percentages of Enstar Ordinary Shares	Number of Series D Preferred Shares	Beneficial Ownership Percentages of Series D Preferred Shares	Number of Series E Preferred Shares	Beneficial Ownership Percentages of Series E Preferred Shares
Stone Point Capital LLC(1)	1,451,196	9.5%	—	—	—	—
The Vanguard Group(2)	1,287,296	8.5%	—	—	—	—
BlackRock, Inc.(3)	950,827	6.2%	—	—	—	—
Dominic Silvester(4)	658,372	4.3%	—	—	—	—
Paul J. O’Shea(5)	246,803	1.6%	—	—	—	—
Robert J. Campbell(6)	187,687	1.2%	—	—	—	—
Orla Gregory(7)	54,519	*	—	—	—	—
Hans-Peter Gerhardt(8)	15,230	*	—	—	—	—
Paul Brockman(9)	13,222	*	—	—	—	—
James Carey(10)	9,600	*	—	—	—	—
Hitesh Patel(11)	7,229	*	—	—	—	—
Nazar Alobaidat(12)	6,889	*	—	—	—	—

Name	Number of Enstar Ordinary Shares	Beneficial Ownership Percentages of Enstar Ordinary Shares	Number of Series D Preferred Shares	Beneficial Ownership Percentages of Series D Preferred Shares	Number of Series E Preferred Shares	Beneficial Ownership Percentages of Series E Preferred Shares
B. Frederick Becker(13)	6,078	*	—	—	1	*
Myron Hendry(14)	2,193	*	—	—	—	—
Matthew Kirk(15)	2,144	*	—	—	—	—
Susan L. Cross(16)	1,929	*	—	—	—	—
David Ni(17)	1,610	*	—	—	—	—
Sharon Beesley(18)	1,427	*	—	—	—	—
Poul A. Winslow(19)	809	*	—	—	—	—
All Directors and Executive Officers as a Group	1,225,292	8.0%	—	—	1	*

*
Denotes beneficial ownership of less than one percent. Beneficial ownership percentages are based on 15,231,805 Enstar Ordinary Shares issued and outstanding as of September 26, 2024.

(1)
Based on information known to the Company and information provided in a Schedule 13D/A filed jointly on August 19, 2024 by Trident V, L.P. (“Trident V”), Trident Capital V, L.P. (“Trident V GP”), Trident V Parallel Fund, L.P. (“Trident V Parallel”), Trident Capital V-PF, L.P. (“Trident V Parallel GP”), Trident V Professionals Fund, L.P. (“Trident V Professionals” and, together with Trident V and Trident V Parallel, the “Trident V Funds”), Stone Point GP Ltd. (“Trident V Professionals GP” and, together with Trident V GP and Trident V Parallel GP, the “Trident V GPs”), Stone Point, Trident Public Equity LP (“TPE LP”) and Trident Public Equity GP LLC (“TPE GP”). Each of the following persons may be deemed to beneficially own an aggregate of the 1,451,196 Enstar Ordinary Shares held by or held for TPE LP: (i) each of the Trident V Funds, which has shared voting and dispositive power with respect to such shares; (ii) Trident V GP, in its capacity as sole general partner of Trident V; (iii) Trident V Parallel GP, in its capacity as sole general partner of Trident V Parallel; (iv) Trident V Professionals GP, in its capacity as sole general partner of Trident V Professionals; (v) Stone Point, in its capacity as the manager of each of the Trident V Funds; and (vi) TPE GP, in its capacity as sole general partner of TPE LP. James Carey, a member of our Board, is a member and Co-Chief Executive Officer of Stone Point, an owner of one of four general partners of each of Trident V GP and Trident V Parallel GP, and a shareholder and director of Trident V Professionals GP. See footnote 18 with respect to 9,600 Enstar Ordinary Shares issuable to Mr. Carey pursuant to the Deferred Compensation Plan and not included in Stone Point’s total reported holdings of 1,451,196 Enstar Ordinary Shares. Although these share units accrue to Mr. Carey personally, he holds these share units solely for the benefit of Stone Point, which may be deemed an indirect beneficial owner.The principal address for each Stone Point entity is c/o Stone Point at its principal address, which is 20 Horseneck Lane, Greenwich, CT 06830.

(2)
Based on information provided in a Schedule 13G/A filed on February 13, 2024 by The Vanguard Group (“Vanguard”). Vanguard has shared voting power over 11,296 Enstar Ordinary Shares, sole dispositive power over 1,263,080 Enstar Ordinary Shares and shared dispositive power over 24,216 Enstar Ordinary Shares. The principal address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based on information provided in a Schedule 13G filed on February 2, 2024 by BlackRock, Inc. (“BlackRock”). BlackRock has sole voting power over 923,872 Enstar Ordinary Shares and sole dispositive power over 950,827 Enstar Ordinary Shares. The principal address for BlackRock is 50 Hudson Yards, New York, NY 10001.

(4)
Based on information provided in a Schedule 13D filed jointly on August 1, 2024 by Mr. Silvester and Volume Five Limited. Both Mr. Silvester and Volume Five Limited, an England and Wales private limited company, may be deemed to beneficially own 658,372 Enstar Ordinary Shares. Mr. Silvester is the sole shareholder of Volume Five Limited and beneficially owns the Enstar Ordinary Shares held by Volume Five Limited. Does not include Mr. Silvester’s Joint Share Ownership Interest in 565,630

Enstar Ordinary Shares relating to an award granted to Mr. Silvester under our Joint Share Ownership Plan, a sub-plan of our Amended and Restated 2016 Equity Incentive Plan. Under the terms of a joint share ownership agreement between Enstar, Mr. Silvester and the trustee of the Enstar Group Limited Employee Benefit Trust, as amended, Mr. Silvester holds a shared ownership interest with the Trustee in the Enstar Ordinary Shares underlying the award, subject to certain vesting and other conditions. The Trustee holds the legal title of all the Enstar Ordinary Shares underlying the award, and all voting rights in respect of the shares underlying the award have been waived.
(5)
Consists of (a) 98,565 Enstar Ordinary Shares held directly by Mr. O’Shea, (b) 407 restricted Enstar Ordinary Shares held directly by Mr. O’Shea scheduled to vest on April 1, 2025, and (c) 147,831 Enstar Ordinary Shares held by the Elbow Trust (of which Mr. O’Shea and his immediate family are the sole beneficiaries). The trustee of the Elbow Trust is R&H Trust Co. (BVI) Ltd. 12,500 Enstar Ordinary Shares held directly by Mr. O’Shea and 44,470 Enstar Ordinary Shares held by the Elbow Trust are held in margin accounts. As of April 8, 2024, the aggregate margin balance on such accounts was $6.2 million.

(6)
Consists of (a) 42,556 Enstar Ordinary Shares held directly by Mr. Campbell, (b) 42,500 Enstar Ordinary Shares held by a self-directed pension plan, (c) 32,300 Enstar Ordinary Shares owned by Mr. Campbell’s spouse, (d) 25,050 Enstar Ordinary Shares owned by Osprey Partners, (e) 12,400 Enstar Ordinary Shares owned by Mr. Campbell’s children, (f) 3,000 Enstar Ordinary Shares owned by the Robert J. Campbell Family Trust, (g) 2,500 Enstar Ordinary Shares owned by the F.W. Spellissy Trust, (h) 500 Enstar Ordinary Shares owned by the Amy S. Campbell Family Trust, (i) 500 Enstar Ordinary Shares owned by the Fulk Trust and (j) 26,381 Enstar Ordinary Shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors.

(7)
Consists of 54,519 Enstar Ordinary Shares held directly by Ms. Gregory.

(8)
Consists of 14,823 Enstar Ordinary Shares held directly by Mr. Gerhardt and 407 restricted ordinary shares held directly by Mr. Gerhardt scheduled to vest on April 1, 2025.

(9)
Consists of 13,222 Enstar Ordinary Shares held directly by Mr. Brockman.

(10)
Consists of 9,600 Enstar Ordinary Shares issuable pursuant to the Enstar Group Limited Deferred Compensation Plan held by Mr. Carey solely for the benefit of Stone Point, of which Mr. Carey is Co- Chief Executive Officer. Mr. Carey and Stone Point may be deemed to share beneficial ownership of these share units. Mr. Carey disclaims beneficial ownership of these share units. Does not include the Enstar Ordinary Shares held by TPE LP described in footnote 1. Mr. Carey is a member of the investment committee and owner of one of the four general partners of both of Trident V GP (the general partner of Trident V) and Trident V Parallel GP (the general partner of Trident V Parallel). Mr. Carey is also a member and Co- Chief Executive Officer of Stone Point and a shareholder and director of Trident V Professionals GP, which is the general partner of Trident V Professionals. Mr. Carey and Stone Point may be deemed to share beneficial ownership of these Ordinary Shares. Mr. Carey disclaims beneficial ownership of the Enstar Ordinary Shares held of record or beneficially owned by Stone Point.

(11)
Consists of 484 Enstar Ordinary Shares held directly by Mr. Patel and 6,745 Enstar Ordinary Shares issuable to Mr. Patel pursuant to the Enstar Group Limited Deferred Compensation Plan.

(12)
Consists of 6,889 Enstar Ordinary Shares held directly by Mr. Alobaidat.

(13)
Consists of (a) 1,871 Enstar Ordinary Shares held directly by Mr. Becker, (b) 407 restricted Enstar Ordinary Shares held directly by Mr. Becker scheduled to vest on April 1, 2025 and (c) 3,800 Enstar Ordinary Shares issuable to Mr. Becker pursuant to the Enstar Group Limited Deferred Compensation Plan. Mr. Becker also holds 1,000 Depositary Shares, each representing a 1/1000th interest in a 7% Perpetual Non-Cumulative Series E Preferred Share issued by the Company.

(14)
Consists of 2,193 Enstar Ordinary Shares issuable to Mr. Hendry pursuant to the Enstar Group Limited Deferred Compensation Plan.

(15)
Consists of 2,144 Enstar Ordinary Shares held directly by Mr. Kirk.

(16)
Consists of 1,522 Enstar Ordinary Shares held directly by Ms. Cross and 407 restricted Enstar Ordinary Shares held directly by Ms. Cross scheduled to vest on April 1, 2025.

(17)
Consists of 1,610 Enstar Ordinary Shares held directly by Mr. Ni.

(18)
Consists of 1,020 Enstar Ordinary Shares held directly by Ms. Beesley and 407 restricted Enstar Ordinary Shares held directly by Ms. Beesley scheduled to vest on April 1, 2025.

(19)
Consists of 379 Enstar Ordinary Shares held directly by Mr. Winslow and 430 Enstar Ordinary Shares issuable pursuant to the Enstar Group Limited Deferred Compensation Plan.

Prior Public Offerings
During the past three years, none of the Enstar Parties, the Purchaser Filing Parties or any of their respective affiliates have made any underwritten public offering of shares of Enstar Ordinary Shares or Enstar Preferred Shares for cash that was registered under the Securities Act, or exempt from registration under Regulation A promulgated thereunder.
Transactions in Enstar Shares
Except as set forth below and other than the Merger Agreement and agreements entered into in connection therewith, including the Rollover and Support Agreements (as discussed in the section entitled “Rollover and Support Agreements” beginning on page 148 of this Proxy Statement), and certain activity related to Enstar’s equity compensation awards discussed elsewhere in this Proxy Statement, (i) each of Enstar, its directors and executive officers, New Company Holdco, Company Merger Sub, the Purchaser Filing Parties, the CEO Filing Party and their respective affiliates have not conducted any transactions with respect to Enstar Ordinary Shares or Enstar Preferred Shares during the past 60 days, and (ii) none of Enstar, New Company Holdco, Company Merger Sub, the Purchaser Filing Parties, the CEO Filing Party or their respective affiliates have purchased shares of Enstar Ordinary Shares or Enstar Preferred Shares during the past two years.
Transactions by Enstar’s Directors and Executive Officers During the Last 60 Days
During the past 60 days, the directors and executive officers of Enstar have not executed any transactions with respect to Enstar Ordinary Shares or Enstar Preferred Shares.
Other Transactions in Enstar Shares by Enstar and the Purchaser Filing Parties in the Last Two Years
Share Repurchases
On November 7, 2023, we entered into a purchase agreement with CPPIB and Canada Epsilon Ontario Limited Partnership, an Ontario limited Partnership (“CPPIB LP”), pursuant to which the Company agreed to repurchase 50,000 Enstar Ordinary Shares from CPPIB and 741,735 Enstar Ordinary Shares from CPPIB LP for an aggregate price of $179.9 million. The transaction was priced at $227.18 per Enstar Ordinary Share.
On November 7, 2023, we entered into a purchase agreement with TPE LP, an affiliate of Stone Point, pursuant to which we agreed to repurchase 50,000 Enstar Ordinary Shares held by TPE LP for a price of $11.4 million. The transaction was priced at $227.18 per Enstar Ordinary Share. The parties consummated the transactions contemplated by such purchase agreement on November 14, 2023.
On March 28, 2023, we repurchased 1,597,712 non-voting ordinary shares of the Company (the “Non-Voting Ordinary Shares”) from CPPIB for an aggregate price of $341 million. The Non-Voting Ordinary Shares consist of 1,192,941 Series C non-voting ordinary shares, par value $1.00 per share, and 404,771 Series E non-voting ordinary shares, par value $1.00 per share, and comprise all of the outstanding non-voting ordinary shares of the Company. The purchase price for the Shares under the Agreement is $213.13 per share.
In the first fiscal quarter of 2022, we repurchased 162,134 Enstar Ordinary Shares at an average price per Enstar Ordinary Share equal to $257.49, for an aggregate price equal to $42 million.
In the second fiscal quarter of 2022, we repurchased 535,446 Enstar Ordinary Shares at an average price per Enstar Ordinary Share equal to $226.78, for an aggregate price equal to $121 million.

Sixth Street Share Purchase
On November 8, 2023, CPPIB and the Sixth Street Shareholders entered into the Purchase Agreement. The Sixth Street Shareholders are both entities affiliated with Sixth Street. Pursuant to the Purchase Agreement, the Sixth Street Shareholders agreed to purchase 803,500 Enstar Ordinary Shares from CPPIB for approximately $227.18 per Enstar Ordinary Share. Following the completion of the Sixth Street Share Purchase on November 14, 2023, the Sixth Street Shareholders held 4.7% of the issued and outstanding Enstar Ordinary Shares. The Sixth Street Shareholders assigned their right to purchase 89,300 of such Enstar Ordinary Shares to Flexpoint Asset Opportunity Fund II-A, L.P. and Flexpoint Asset Opportunity Fund II-B, L.P.
Shareholder Rights Agreement
In connection with the Sixth Street Share Purchase, the Company and the Sixth Street Shareholders entered into the Shareholder Rights Agreement on November 8, 2023, pursuant to which the Company agreed to provide the Sixth Street Shareholders certain contractual shareholder rights, including the right to designate one observer to attend the meetings of the Company’s Board. This designation right terminates if the, subject to the Sixth Street Shareholders cease to beneficially own at least 75% of the total number of Enstar Ordinary Shares acquired by the held by the Sixth Street Shareholders at the closing of the Sixth Street Share Purchase.
Registration Rights Agreement
Also in connection with the Sixth Street Share Purchase, the Company and the Sixth Street Shareholders entered into a Registration Rights Agreement, dated as of November 8, 2023 (the “Registration Rights Agreement”). The Registration Rights Agreement granted the Sixth Street Filing Parties one demand registration right and piggyback registration rights with respect to its Enstar Ordinary Shares acquired by the Sixth Street Shareholders at the closing of the Sixth Street Share Purchase. The registration rights granted in the Registration Rights Agreement are subject to customary restrictions such as limitations on the number of shares to be included in any underwritten offering imposed by the managing underwriter, and participation and priority rights of the Sixth Street Shareholders relative to certain existing shareholders of Enstar. In addition, the Registration Rights Agreement contains other limitations on the timing and ability of the Sixth Street Shareholders to exercise their demand right.
Mr. Silvester Share Purchases
On March 14, 2024, Volume Five Limited acquired 658,372 Enstar Ordinary Shares as a result of a transfer of such Enstar Ordinary Shares to Volume Five from an entity wholly-owned by Mr. Silvester.
On November 7, 2023, the Mr. Silvester entered into a purchase agreement with TPE LP, pursuant to which Mr. Silvester agreed to purchase 45,000 Enstar Ordinary Shares from TPE LP for an aggregate price of $10.2 million, approximately $227.18 per Enstar Ordinary Share. The parties consummated the transactions contemplated by such purchase agreement on November 14, 2023.
On November 7, 2022, Mr. Silvester indirectly purchased 25,960 Enstar Ordinary Shares, as reported on a Statement of Changes of Beneficial Ownership on Form 4 filed with the SEC. The Enstar Ordinary Shares were purchased in multiple transactions at prices ranging from $188.75 through $192.68, inclusive. The weighted average purchase price in such transactions was $190.38 per Enstar Ordinary Share.
Past Contacts, Transactions, Negotiations and Agreements
Except as described above in “Important Information Regarding Enstar — Transactions in Enstar Ordinary Shares,” and other than the Merger Agreement and agreements entered into in connection therewith, including the Rollover and Support Agreements (as discussed in the section entitled “Rollover and Support Agreements” beginning on page 148 of this Proxy Statement), and certain activity related to Enstar’s equity compensation awards discussed elsewhere in this Proxy Statement, during the past two years: (i) there were no negotiations, transactions or material contacts between Enstar and its affiliates, on the one hand, and any of the Purchaser Filing Parties or the CEO Filing Party (in their capacity as such), on the other hand, concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any class of Enstar’s securities, election of Enstar’s directors or sale or other transfer of a material amount of assets of Enstar, (ii) Enstar and its affiliates did not enter into any other transaction with an aggregate value exceeding one percent of Enstar’s consolidated revenues with any Purchaser Filing Party, and (3) none of Enstar’s executive officers, directors or affiliates that is a natural person entered into any transaction during the past two years with an aggregate value (in respect of such transaction or series of similar transactions with that person) exceeding $60,000 with any of the Purchaser Filing Parties or the CEO Filing Party.
Book Value Per Share
The fully diluted book value per Enstar Ordinary Share as of June 30, 2024, was approximately $350.74 (calculated based on 15,230,911 Enstar Ordinary Shares issued and outstanding as of June 30, 2024).
Market Price of Enstar Ordinary Shares
Beginning on February 1, 2007, Enstar Ordinary Shares have traded on NASDAQ under the symbol “ESGR”. The following table sets forth, for the periods indicated, the high and low sales prices per Enstar Ordinary Share:
	Market Price
	High	Low
2022
First Quarter	$286.89	$246.52
Second Quarter	$263.54	$203.38
Third Quarter	$219.74	$169.10
Fourth Quarter	$233.93	$169.04
2023
First Quarter	$249.56	$217.52
Second Quarter	$271.39	$225.81
Third Quarter	$263.53	$236.47
Fourth Quarter	$300.98	$229.57
2024
First Quarter	$312.17	$262.54
Second Quarter	$319.91	$275.02
Third Quarter (through date of filing)	$348.48	$305.81
On September 27, 2024, the most recent practicable date before this Proxy Statement was distributed to Enstar shareholders, the closing price of Enstar Ordinary Shares on NASDAQ was $321.05. You are encouraged to obtain current market quotations in connection with voting your Enstar Ordinary Shares.

Market Price of Series D Preferred Shares
Beginning on June 28, 2018, depositary shares of the Series D Preferred Shares, have traded on NASDAQ under the symbol “ESGRP”. The following table sets forth, for the periods indicated, the high and low sales prices per such depositary shares:
	Market Price
	High	Low
2022
First Quarter	$29.63	$25.28
Second Quarter	$26.33	$22.92
Third Quarter	$25.28	$23.16
Fourth Quarter	$24.00	$20.72
2023
First Quarter	$24.48	$20.74
Second Quarter	$23.17	$21.20
Third Quarter	$25.06	$22.52
Fourth Quarter	$25.62	$22.01
2024
First Quarter	$26.12	$24.96
Second Quarter	$25.84	$24.45
Third Quarter (through date of filing)	$25.50	$19.01
On September 27, 2024, the most recent practicable date before this Proxy Statement was distributed to Enstar shareholders, the closing price of depositary shares, each representing 1/1,000th interest in a Series D Preferred Share of the Company on NASDAQ was $19.4. You are encouraged to obtain current market quotations in connection with voting your Enstar Shares.
Market Price of Series E Preferred Shares
Beginning on November 21, 2018, depositary shares of the Series E Preferred Shares, have traded on NASDAQ under the symbol “ESGRO”. The following table sets forth, for the periods indicated, the high and low sales prices per such depositary shares:
	Market Price
	High	Low
2022
First Quarter	$27.06	$25.43
Second Quarter	$26.10	$23.52
Third Quarter	$25.67	$23.66
Fourth Quarter	$24.83	$22.00
2023
First Quarter	$25.81	$21.91
Second Quarter	$24.41	$22.57
Third Quarter	$24.86	$23.12
Fourth Quarter	$25.02	$21.78
2024
First Quarter	$25.47	$24.52
Second Quarter	$25.00	$23.62
Third Quarter (through date of filing)	$25.23	$18.59

On September 27, 2024, the most recent practicable date before this Proxy Statement was distributed to Enstar shareholders, the closing price of depositary shares, each representing 1/1,000th interest in a Series E Preferred Share of the Company on NASDAQ was $20.59. You are encouraged to obtain current market quotations in connection with voting your Enstar Shares.
Dividends
In the past two years, Enstar has not declared or paid any cash dividends on Enstar Ordinary Shares.
For the years ended December 31, 2023, 2022 and 2021, we declared and paid dividends on Series D Preferred Shares of $28 million and on Series E Preferred Shares of $8 million.
Enstar is subject to Bermuda legal constraints that may affect our ability to pay dividends on the Enstar Ordinary Shares and make other forms of distributions. Under the Companies Act, the Company may not declare or pay a dividend if there are reasonable grounds for believing that the Company is, or would after the payment be, unable to pay liabilities as they become due or that the realizable value of the Company’s assets would thereafter be less than the aggregate of our liabilities.
The BMA acts as group supervisor to Enstar. On an annual basis, we are required to file group statutory financial statements, a group statutory financial return, a group capital and solvency return, audited group financial statements and a Group Solvency Self-Assessment (“GSSA”) with the BMA. The GSSA is designed to document our perspective on the capital resources necessary to achieve our business strategies and remain solvent, and to provide the BMA with insights on our risk management, governance procedures and documentation related to this process. We are required to maintain available group statutory capital and surplus in an amount that is at least equal to the group enhanced capital requirement (“ECR”). The BMA has also established a group target capital level equal to 120% of the group ECR. We are in compliance with these requirements.
Our ability to pay dividends to our shareholders is dependent upon the ability of our (re)insurance subsidiaries to distribute capital and pay dividends to us. Our (re)insurance subsidiaries are subject to certain regulatory restrictions on the distribution of capital and payment of dividends in the jurisdictions in which they operate. The restrictions are generally based on net income or levels of capital and surplus as determined in accordance with the relevant statutory accounting practices. Failure of these subsidiaries to meet their applicable regulatory requirements could result in restrictions on any distributions of capital or retained earnings or stricter regulatory oversight of the subsidiaries.
Our ability to pay dividends and make other forms of distributions may also be limited by repayment obligations and financial covenants in our outstanding loan facility agreements. In addition, the Merger Agreement also restricts the paying of dividends.

IMPORTANT INFORMATION REGARDING THE PURCHASER FILING PARTIES
This section sets forth certain information about the Purchaser Filing Parties. During the past five years, none of the persons listed in this section has (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.
Buyer Parties
Elk Topco, LLC
Elk Topco, LLC is a limited liability company existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and the related financing transactions. Elk Topco, LLC has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions and arranging of financing in connection with the Mergers. Upon completion of the Third Merger, Elk Topco, LLC will indirectly own all of the ordinary shares of the Company. Elk Topco, LLC is a member-managed limited liability company that is managed by its sole member and manager, Elk Holdings, LLC. It does not have any directors or officers. Each of Elk Topco, LLC and Elk Holdings, LLC is controlled and therefore beneficially owned by three individuals: Joshua Easterly, Anthony Michael Muscolino and Jennifer Gordon.
Elk Parent Limited
Elk Parent Limited is an exempted company limited by shares existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, including the Mergers and the related financing transactions. Parent has not engaged in any business activities other than as is incidental to its formation and in connection with the transactions contemplated by the Merger Agreement and arranging of financing in connection with the Mergers. Upon completion of the Third Merger, Elk Parent Limited will indirectly own all of the ordinary shares of the Company.
The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments of each director of Elk Parent Limited. Elk Parent Limited does not have any officers. Unless otherwise indicated, the current business address of each person is c/o Sixth Street Partners, LLC, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75021 and their phone number is (469) 621-3001. Elk Parent Limited is an exempt company limited by shares existing under the laws of Bermuda, and its principal business is to engage in the transaction contemplated by the Merger Agreement. The sole shareholder of Elk Parent Limited is Elk Topco, LLC.
Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Joshua Easterly	USA	Co-Founding Partner, Co-President and, since 2023, Co-Chief Investment Officer, Sixth Street
Anthony Michael Muscolino	USA	Co-Founding Partner, Sixth Street
Jennifer Gordon	USA	Partner and Chief Compliance Officer, Sixth Street
Elk Bidco Limited (Parent)
Parent is an exempted company limited by shares existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger

Agreement, including the Mergers and the related financing transactions. Parent has not engaged in any business activities other than as is incidental to its formation and in connection with the transactions contemplated by the Merger Agreement and arranging of financing in connection with the Mergers. Upon completion of the Third Merger, Parent will directly own all of the ordinary shares of the Company.
The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments of each director of Parent. Parent does not have any officers. Unless otherwise indicated, the current business address of each person is c/o Sixth Street Partners, LLC, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75021 and their phone number is (469) 621-3001. Parent is an exempt company limited by shares existing under the laws of Bermuda, and its principal business is to engage in the transaction contemplated by the Merger Agreement. The sole shareholder of Parent is Elk Parent Limited.
Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Joshua Easterly	USA	Co-Founding Partner, Co-President and, since 2023, Co-Chief Investment Officer, Sixth Street
Anthony Michael Muscolino	USA	Co-Founding Partner, Sixth Street
Jennifer Gordon	USA	Partner and Chief Compliance Officer, Sixth Street
Elk Merger Sub Limited (Parent Merger Sub)
Parent Merger Sub is an exempted company limited by shares existing under the laws of Bermuda and a direct, wholly-owned subsidiary of Parent and was formed on July 23, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, including the Mergers, and has not engaged in any business activities other than as is incidental to its formation and in connection with the transactions contemplated by the Merger Agreement. Upon completion of the Third Merger, Parent Merger Sub will merge with and into the Company and will cease to exist.
The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each director of Parent Merger Sub. Parent Merger Sub does not have any officers. Unless otherwise indicated, the current business address of each person is c/o Sixth Street Partners, LLC, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75021 and their phone number is (469) 621-3001. Parent Merger Sub is an exempted company limited by shares existing under the laws of Bermuda, and its principal business is to engage in the transaction contemplated by the Merger Agreement. The sole shareholder of Parent Merger Sub is Parent.
Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Joshua Easterly	USA	Co-Founding Partner, Co-President and, since 2023, Co-Chief Investment Officer, Sixth Street
Anthony Michael Muscolino	USA	Co-Founding Partner, Sixth Street
Jennifer Gordon	USA	Partner and Chief Compliance Officer, Sixth Street
The Buyer Parties’ principal executive office is located at Walkers Corporate (Bermuda) Limited of Park Place, 55 Par-la-Ville Road, Hamilton, HM 11, Bermuda and their phone number is +1 441 242 1500.

In connection with the transactions contemplated by the Merger Agreement, affiliates of the Sixth Street Filing Parties have provided Parent with an equity commitment of up to approximately $3.51 billion, which will be available, together with the Debt Financing and Preferred Equity Financing, to fund the Third Merger Cash Consideration and to pay the fees, expenses and other amounts required to be paid in connection with the closing of the Third Merger by the Company and the Buyer Parties. For more information, please see the section entitled “Important Information Regarding the Purchaser Filing Parties — Sixth Street Filing Parties” beginning on page 168 of this proxy statement.
Sixth Street Filing Parties
Each of Elk Evergreen, Elk Cypress and Sub-Fund HoldCo is a Delaware limited liability company. Sub-Fund HoldCo is the sole member of TAO SPV GP, LLC, which is the manager of Elk Evergreen Investments, LLC and Elk Cypress Investments, LLC, each of which directly holds Enstar Ordinary Shares. Sub-Fund HoldCo is managed by its sole member, whose managing member is Alan Waxman, a United States citizen. The Merger Agreement permits the Enstar Ordinary Shares held by Elk Evergreen and Elk Cypress to either be converted into the right to receive the Total Cash Consideration and cancelled or “rolled over” into equity of Elk Topco, LLC. It has been determined that such Enstar Ordinary Shares held by Elk Cypress and Elk Evergreen will be converted into the right to receive the Total Cash Consideration sideration and cancelled, and thus, Elk Cypress and Elk Evergreen will not have any economic or beneficial interest in the post-closing private company. The principal business of each of the Sixth Street Filing Parties is investment. During the last five years, none of the Sixth Street Filing Parties has (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws. The principal executive office of each of the Sixth Street Filing Parties is c/o Sixth Street Partners, LLC, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201 and their phone number is (469) 621-3001.
The Sixth Street Filing Parties are affiliated with Sixth Street, a global investment firm headquartered in the United States.
CEO Filing Party
Dominic F. Silvester is the Chief Executive Officer and a director of the Company. Concurrently with the execution and delivery of the Merger Agreement, the CEO Filing Party entered into the Support Agreement with Elk Evergreen, Elk Cypress, and TopCo” pursuant to which, among other things, the CEO Filing Party has agreed to support the transactions contemplated by the Merger Agreement and vote in favor of the matters to be submitted to the Enstar shareholders in connection with the Mergers, including the adoption of the Merger Agreement, and against any Acquisition Proposal. Also pursuant to the Support Agreement, the CEO Filing Party has agreed to contribute certain Enstar Ordinary Shares he beneficially owns in exchange for certain non-voting equity interests of TopCo. The Support Agreement will terminate upon the valid termination of the Merger Agreement in accordance with its terms. The CEO Filing Party has not (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws. The principal business address for Mr. Silvester is c/o Enstar Group Limited, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, Bermuda HM 11 and phone number is (441) 292-3645.

APPRAISAL RIGHTS
Under Bermuda law, in the event of a merger of a Bermuda company with another Bermuda company or foreign corporation, any shareholder of the Bermuda company is entitled to receive fair value for its shares. For purposes of Section 106(2)(b)(i) of the Companies Act, the Board has determined the fair value for (i) each Enstar Ordinary Share to be $338, without interest and less any applicable withholding taxes and (ii) each Enstar Preferred Share (and the related depositary shares) to be the continuation of each such Enstar Preferred Share as a preferred share of Enstar, as the Third Surviving Company, following completion of the Mergers, entitled to the same dividend and other relative rights, preferences, limitations and restrictions as are now provided by the certificate of designations of Enstar Preferred Shares, which certificate of designations will remain at and following the completion of the merger in full force and effect as an obligation of the surviving company in accordance with Section 109(2) of the Companies Act.
Any Enstar shareholder who is not satisfied that it has been offered fair value for its Enstar Ordinary Shares and/or Enstar Preferred Shares, and who did not vote in favor of the Merger Proposal, may within one month of the giving the notice of the Special Meeting (delivered with this Proxy Statement) apply to the Bermuda Court to appraise the fair value of their Enstar Ordinary Shares or Enstar Preferred Shares, pursuant to Section 106 of the Companies Act. Enstar shareholders who exercise this right in compliance with the requirements of Section 106 of the Companies Act are referred to herein as “dissenting shareholders” (and their Enstar Ordinary Shares or Enstar Preferred Shares, “dissenting shares”). The rights of dissenting shareholders to apply to the Bermuda Court to appraise the fair value of their common shares or preferred shares pursuant to Section 106 of the Companies Act, are referred to herein as “appraisal rights”.
Persons owning beneficial interests in shares but who are not Enstar shareholders of record should note that only persons who are Enstar shareholders of record are entitled to make an application for appraisal. Shareholders should note that if their Enstar Ordinary Shares or Enstar Preferred Shares are held in the name of a broker, nominee, depositary or other intermediary they are not entitled to exercise their appraisal rights directly and those who wish for appraisal rights to be exercised in respect of such Enstar Ordinary Shares or Enstar Preferred Shares should consult with their banks, brokerage firms, depositaries and other nominees, as applicable, to determine the appropriate procedures for the bank, brokerage firm, depositary or other nominee holder to make a demand for appraisal of those Enstar Ordinary shares or Enstar Preferred shares.
There are no statutory rules and limited decisions of the Bermuda Court prescribing in detail the operation of the provisions of the Companies Act governing appraisal rights that are set forth in Section 106 of the Companies Act or the process of appraisal by the Bermuda Court; the Bermuda Court retains considerable discretion as to the precise methodology that it would adopt when determining the fair value of shares in an appraisal application under the Companies Act.
If an Enstar shareholder votes in favor of the Merger Proposal at the Special Meeting, such Enstar shareholder will have no right to apply to the Bermuda Court to appraise the fair value of its Enstar Shares, and instead, if the Mergers are consummated, and as discussed in the section of this Proxy Statement titled “Terms of the Merger Agreement — Effect of the Mergers,” as applicable, each Enstar Ordinary Share of such shareholder will be canceled and converted into the right to receive the Total Cash Consideration, and each Enstar Preferred Share of such shareholder will continue as a preferred share of Enstar, as the Third Surviving Company, following completion of the Mergers. Voting against the Mergers, or not voting, will not in itself satisfy the requirements for notice and exercise of an Enstar shareholder’s right to apply for appraisal of the fair value of its Enstar Shares.
A FAILURE OF A DISSENTING SHAREHOLDER TO AFFIRMATIVELY VOTE AGAINST THE MERGER PROPOSAL WILL NOT CONSTITUTE A WAIVER OF ITS RIGHT TO HAVE THE FAIR VALUE OF ITS ENSTAR ORDINARY SHARES OR ENSTAR PREFERRED SHARES APPRAISED, PROVIDED THAT SUCH SHAREHOLDER DOES NOT VOTE IN FAVOR OF THE MERGER PROPOSAL.
An Enstar shareholder who intends to exercise its appraisal rights, but fails to do so in compliance with the requirements of Section 106 of the Companies Act or effectively withdraws or waives its appraisal application will (i) lose their rights to seek appraisal before the Bermuda Court; (ii) be bound by the terms of the Merger Agreement and (iii) upon consummation of the Mergers, as discussed in the section of this Proxy Statement titled “Terms of the Merger Agreement — Effect of the Mergers,” as applicable, its (a) Enstar Ordinary Shares will be automatically cancelled, and unless otherwise required by applicable law, converted into the right to receive the Total Cash Consideration, and (b) each Enstar Preferred Share will continue as a preferred share of Enstar, as the Third Surviving Company, following completion of the Mergers.
Notwithstanding the exercise by dissenting shareholders of their appraisal rights pursuant to Section 106 of the Companies Act, upon consummation of the Mergers, any of the Enstar Ordinary Shares or the Enstar Preferred Shares held by a dissenting shareholder will be bound by the Merger Agreement, the dissenting shares that are Enstar Ordinary Shares will be cancelled and converted into the right to receive the Total Cash Consideration and the dissenting shares that are Enstar Preferred Shares will continue as a preferred share of Enstar, as the Third Surviving Company, following completion of the Mergers.
In any case where the Mergers have been made effective under Bermuda law before the Bermuda Court’s appraisal of the fair value of the dissenting shares, then within one month of the Bermuda Court appraising the value of the dissenting shares, the dissenting shareholder will be entitled to receive the consideration and, if the fair value of the dissenting shares is later appraised by the Bermuda Court to be greater than the value of the consideration, such dissenting shareholder will be paid the difference, between the amount paid to him as the consideration and the value appraised by the court within one month of the Bermuda Court’s appraisal.
In any case where the value of the dissenting shares held by a dissenting shareholder is appraised by the Bermuda Court before the Mergers have been made effective under Bermuda law, then the Company will be required to pay the dissenting shareholder within one month of the Bermuda Court’s appraisal an amount equal to the value of the dissenting shares appraised by the Bermuda Court, unless the Mergers are terminated under the terms of the Merger Agreement, in which case no payment will be made. However, it is anticipated that the Mergers would have proceeded prior to the appraisal by the Bermuda Court.
An Enstar shareholder that has exercised appraisal rights has no right of appeal from an appraisal made by the Bermuda Court. The responsibility for apportioning the costs of any application to the Bermuda Court under Section 106 of the Companies Act will be in the discretion of the Bermuda Court.
The relevant portion of Section 106 of the Companies Act in relation to appraisal rights is as follows:
“(6) Any shareholder who did not vote in favor of the amalgamation or merger and who is not satisfied that he has been offered fair value for his shares may within one month of the giving of the notice referred to in subsection (2) apply to the Court to appraise the fair value of his shares.
(6A) Subject to subsection (6B), within one month of the Court appraising the fair value of any shares under subsection (6) the company will be entitled either —
(a)   to pay to the dissenting shareholder an amount equal to the value of his shares as appraised by the Court; or
(b)   to terminate the amalgamation or merger in accordance with subsection (7).
(6B) Where the Court has appraised any shares under subsection (6) and the amalgamation or merger has proceeded prior to the appraisal then, within one month of the Court appraising the value of the shares, if the amount paid to the dissenting shareholder for his shares is less than that appraised by the Court, the amalgamated or surviving company will pay to such shareholder the difference between the amount paid to him and the value appraised by the Court.
(6C) No appeal will lie from an appraisal by the Court under this section.
(6D) The costs of any application to the Court under this section will be in the discretion of the Court.
(7) An amalgamation agreement or merger agreement may provide that at any time before the issue of a certificate of amalgamation or merger the agreement may be terminated by the directors of an amalgamating or merging company, notwithstanding approval of the agreement by the shareholders of all or any of the amalgamating or merging companies.”

ENSTAR SHAREHOLDERS WHO HOLD THEIR ENSTAR SHARES IN BANK OR BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS ARE NOT ENTITLED TO EXERCISE APPRAISAL RIGHTS DIRECTLY AND THOSE WHO WISH TO EXERCISE APPRAISAL RIGHTS, SHOULD CONSULT WITH THEIR BANKS BROKERAGE FIRMS AND OTHER NOMINEES AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BROKER, BANK, TRUST, DEPOSITARY OR OTHER NOMINEE HOLDER TO MAKE A DEMAND FOR APPRAISAL OF THOSE ENSTAR ORDINARY SHARES OR ENSTAR PREFERRED SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER, BANK, TRUST, DEPOSITARY OR OTHER NOMINEE MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.
OTHER MATTERS
The sole business that may be considered at the Special Meeting are the matters set forth in the Notice of Special Meeting accompanying this Proxy Statement.
FUTURE SHAREHOLDER PROPOSALS
If the Mergers are completed, we will have no public shareholders, and there will be no public participation in any future meetings of Enstar shareholders. However, if the Mergers are not consummated, Enstar shareholders will continue to be entitled to attend and participate in Enstar shareholders’ meetings.
Shareholder proposals intended for inclusion in the proxy statement for the 2025 annual general meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act should be sent to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda and must be received by December 27, 2024 and otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2025 proxy materials. If the date of next year’s annual general meeting is moved more than 30 days before or after the anniversary date of this year’s annual general meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. If the December 27, 2024 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2025 annual general meeting of shareholders if it is received no later than March 12, 2025, although it will not be included in the proxy statement. If a shareholder’s proposal is not timely received, then the proxies designated by our Board for the 2025 annual general meeting of shareholders may vote in their discretion on any such proposal the ordinary shares for which they have been appointed proxies without mention of such matter in the proxy materials for such meeting.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2025.
HOUSEHOLDING INFORMATION
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice and, if applicable, the proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to you if you request them by calling or writing to Investor Relations at Enstar Group Limited, P.O. Box HM 2267, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda (Telephone: (441) 292-3645). If you want to receive separate copies of the Notice and, if applicable, the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker, bank, trust, depositary or other nominee record holder, or you may contact the Company at the above address or phone number.

WHERE YOU CAN FIND MORE INFORMATION
Because the Mergers constitute a “going-private” transaction, the Enstar Parties and the Purchaser Filing Parties have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the Mergers. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, can be obtained by following the directions set forth below. The Schedule 13E-3 will be amended to report promptly any material change in the information set forth in the most recent Schedule 13E-3 filed with the SEC.
The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that Enstar can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed is not deemed to be incorporated by reference into this Proxy Statement. Enstar incorporates by reference the documents listed below.
The following Enstar filings with the SEC are incorporated by reference:
•
Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2024, filed with the SEC on May 2, 2024 and for the quarterly period ended June 30, 2024, filed with the SEC on July 31, 2024;

•
Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024;

•
Definitive Proxy Statement on Schedule 14A for the June 6, 2024 annual meeting of shareholders, filed with the SEC on April 26, 2024; and

•
Current Reports on Form 8-K, filed with the SEC on February 20, 2024, February 22, 2024, April 10, 2024, May 2, 2024, June 6, 2024, and July 29, 2024 (other than portions of a Current Report on Form 8-K that are furnished under Item 2.02 or Item 7.01, including any exhibits included with such Items unless otherwise indicated therein).

Enstar will amend this Proxy Statement and the Transaction Statement on Schedule 13E-3 to incorporate by reference any additional documents that it may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Special Meeting to the extent required to fulfill Enstar’s obligations under the Exchange Act.
To the extent that any of the periodic reports included as annexes to this Proxy Statement contain references to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to forward-looking statements, we note that these safe harbor provisions do not apply to any forward-looking statements we make in connection with the going-private transaction described in this Proxy Statement.
You may obtain any document we file without charge through the SEC website at www.sec.gov, on our website at https://investor.enstargroup.com or upon written request to Enstar Group Limited, P.O. Box HM 2267, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda. If you request any of these documents from us, we will mail them to you by first-class mail, or similar means. Exhibits will be provided upon request.
If you have any questions about this Proxy Statement, the Special Meeting, the Merger Agreement or the Mergers or need assistance with voting procedures, you should contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders May Call: (877) 750-5836 (TOLL-FREE from the United States and Canada)
or +1 (412) 232-3651 (from other locations)
Banks and Brokers May Call Collect: (212) 750-5833

MISCELLANEOUS
Enstar has supplied all information relating to Enstar, and Parent has supplied, and Enstar has not independently verified, all of the information relating to the Purchaser Filing Parties contained in the sections entitled “Summary Term Sheet — Parties Involved in the Mergers” beginning on page 5 of this Proxy Statement, “Special Factors — Parties Involved in the Mergers” beginning on page 41 of this Proxy Statement and “Special Factors — Financing of the Mergers” beginning on page 99 of this Proxy Statement.
The cost of this proxy solicitation will be borne by Enstar. our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. We will pay these directors, officers and employees no additional compensation for these services. We will reimburse banks, brokers and other nominees for their reasonable, out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions relating to such materials from, beneficial owners of Enstar Shares.
You should not send in your Enstar stock certificates until you receive transmittal materials after the Mergers are consummated.
You should rely only on the information contained in this Proxy Statement, the annexes to this Proxy Statement and the documents referred to in this Proxy Statement to vote on the Mergers. Enstar has not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated [•] 2024. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Proxy Statement), and the mailing of this Proxy Statement to shareholders does not create any implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A
Execution Version
AGREEMENT AND PLAN OF MERGER
DATED AS OF
JULY 29, 2024
BY AND AMONG
ELK BIDCO LIMITED,
ELK MERGER SUB LIMITED,
ENSTAR GROUP LIMITED,
DEER LTD.,
AND
DEER MERGER SUB LTD.

A-1

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of July 29, 2024 is by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”). Each of Parent, Parent Merger Sub, the Company, New Company Holdco and Company Merger Sub is sometimes referred to individually as a “Party” and collectively as the “Parties.” Each of the Company, New Company Holdco and Company Merger Sub is sometimes referred to individually as a “Company Party” and collectively as the “Company Parties”.
W I T N E S S E T H:
WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Company desires to effectuate a reorganization whereby (a) the Company will contribute (the “Contribution”) to New Company Holdco an amount in cash equal to $500,000,000 (the “Aggregate First Merger Amount”), and (b) immediately following the Contribution, Company Merger Sub will, subject to the terms and conditions set forth herein and in the First Statutory Merger Agreement, merge with and into the Company, with the Company surviving the merger as a direct wholly-owned subsidiary of New Company Holdco (the “First Merger”);
WHEREAS, as soon as practicable following the consummation of the First Merger, New Company Holdco will, subject to the terms and conditions set forth herein and in the Second Statutory Merger Agreement, merge with and into the Company, with the Company surviving such merger (the “Second Merger”);
WHEREAS, as soon as practicable following the consummation of the Second Merger, Parent Merger Sub will, subject to the terms and conditions set forth herein and in the Third Statutory Merger Agreement, merge with and into the Company, with the Company surviving such merger, so that immediately following such merger, the Company will be a wholly owned Subsidiary of Parent (the “Third Merger”);
WHEREAS, the board of directors of each of Parent (the “Parent Board”) and Parent Merger Sub (the “Parent Merger Sub Board”) (a) have approved the Transactions to the extent Parent and Merger Sub, respectively, are party to the Transactions, including the Third Merger, (b) have determined that the terms of this Agreement and the Third Statutory Merger Agreement are fair to and in the best interests of Parent or Parent Merger Sub and their respective shareholders, as applicable and (c) have declared the advisability of this Agreement, the Third Statutory Merger Agreement and Transactions, including the Third Merger;
WHEREAS, Parent, as the sole shareholder of Parent Merger Sub, will adopt this Agreement promptly following its execution;
WHEREAS, the board of directors of the Company (the “Company Board”), at a meeting duly called and held on or prior to the date hereof, has (a) determined in accordance with the Bermuda Companies Act that (i) the Total Cash Consideration to be received by the holders of the Ordinary Shares in the Mergers constitutes fair value for each Ordinary Share, (ii) the preferred shares of the Third Surviving Company to be received by the holders of the Series C Preferred Shares following the Mergers as described in Article II constitute fair value for each Series C Preferred Share, (iii) the preferred shares of the Third Surviving Company to be received by the holders of the Series D Preferred Shares following the Mergers as described in Article II constitute fair value for each Series D Preferred Share, (iv) the preferred shares of the Third Surviving Company to be received by the holders of the Series E Preferred Shares following the Mergers as described in Article II constitute fair value for each Series E Preferred Share and (v) the Transactions, including the Mergers, are fair to, and in the best interests of, the Company, (b) approved the Transactions, including the Mergers, this Agreement, the Statutory Merger Agreements and the Ancillary Agreements, (c) approved the Company Bye-Law Amendments and (d) resolved, subject to Section 8.4, to recommend approval of the Transactions, including the Mergers, this Agreement, the Statutory Merger Agreements and the Company Bye-Law Amendments to holders of Shares (the “Board Recommendation”);
WHEREAS, the board of directors of each of New Company Holdco (“New Company Holdco Board”) and Company Merger Sub (the “Company Merger Sub Board”) (a) have approved the Transactions, including the First Merger and Second Merger, (b) have determined that the terms of this Agreement, the First Statutory Merger Agreement and the Second Statutory Merger Agreement are fair to and in the best interests of Company Merger Sub, New Company Holdco and their respective shareholders, as applicable and (c) have declared the advisability of this Agreement, the First Statutory Merger Agreement the Second Statutory Merger Agreement and Transactions, including the First Merger and the Second Merger;
WHEREAS, the Company, as the sole shareholder of New Company Holdco and New Company Holdco as the sole shareholder of Company Merger Sub, will adopt this Agreement and the Statutory Merger Agreements promptly following its execution;
WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and an inducement to the Company’s willingness to enter into this Agreement, (a) the Equity Investors have entered into an equity financing commitment letter in favor of Parent (the “Equity Commitment Letter”), pursuant to which the Equity Investors have committed, on the terms and subject to the conditions therein, to invest in Parent the amounts set forth therein (the “Equity Financing”), (b) the Equity Investors (the “Guarantors”) have delivered a limited guarantee (the “Guarantee”) in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, the Guarantors are guaranteeing certain payment obligations of Parent and Parent Merger Sub contained in this Agreement, (c) Parent has entered into a debt commitment letter with the financial institutions named therein (the “Debt Commitment Letter”) and the fee letter related to the Debt Commitment Letter (the “Debt Financing Fee Letter”), pursuant to which the Debt Financing Sources party thereto have committed, on the terms and subject to the conditions set forth therein, to provide to Parent or Parent Merger Sub the amount of debt financing described therein, the proceeds of which shall be used to, among other things, fund the Transactions (the “Debt Financing”) and (d) Parent has entered into a preferred equity commitment letter with the purchasers named therein (the “Preferred Equity Commitment Letter” and together with the Equity Commitment Letter and the Debt Commitment Letter, the “Commitment Letters”) and the closing payment letter related to the Preferred Equity Commitment Letter (the “Preferred Equity Financing Fee Letter”), pursuant to which the Preferred Equity Financing Sources party thereto have committed, on the terms and subject to the conditions set forth therein, to provide to Parent the amount of preferred financing described therein, the proceeds of which shall be used to, among other things, fund the Transactions (the “Preferred Equity Financing” and, together with the Equity Financing and the Debt Financing, the “Financing”); and
WHEREAS, the Company Parties, Parent and Parent Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the First Merger, the Second Merger and the Third Merger and also to prescribe various conditions to the First Merger, the Second Merger and the Third Merger.
NOW, THEREFORE, in consideration of the promises and the respective representations, warranties, covenants and agreements set forth herein, the Parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1   Definitions.   As used in this Agreement, the capitalized terms have the respective meanings ascribed to such terms in Exhibit A or as otherwise defined elsewhere in this Agreement.
ARTICLE II
THE MERGERS
Section 2.1   The First Merger.
(a)   Immediately prior to the First Closing, the Company will contribute the Aggregate First Merger Amount to New Company Holdco, and immediately thereafter, on the terms and subject to the conditions set forth in this Agreement and the First Statutory Merger Agreement, and pursuant to

Section 104H of the Bermuda Companies Act, at the First Effective Time, Company Merger Sub shall be merged with and into the Company, the separate corporate existence of Company Merger Sub shall thereupon cease, and the Company shall be the surviving company in the First Merger (such surviving company, the “First Surviving Company”), such that the First Surviving Company will be a direct wholly owned Subsidiary of New Company Holdco.
(b)   On the terms and subject to the conditions set forth in this Agreement and the First Statutory Merger Agreement, the Company, New Company Holdco and Company Merger Sub will (i) on or prior to the First Closing Date, cause an application for registration of the First Surviving Company (the “First Merger Application”) to be executed and delivered to the Registrar of Companies in Bermuda (the “Registrar”) as provided under Section 104A and Section 108 of the Bermuda Companies Act and to be accompanied by the documents required by Section 104A(2A) and Section 108(2) of the Bermuda Companies Act; (ii) cause to be included in the First Merger Application a request that the Registrar issue the certificate of merger with respect to the First Merger (the “First Certificate of Merger”) on the First Closing Date at the time of day mutually agreed upon by the Company and Parent and set forth in the First Merger Application; and (iii) on the First Closing Date, execute and deliver the First Statutory Merger Agreement. The First Merger shall become effective on the effective date shown on the First Certificate of Merger issued by the Registrar. The Company agrees that it and New Company Holdco will request that the Registrar provide in the First Certificate of Merger that the effective time of the First Merger shall be 10:00 a.m., Bermuda time (or such other time mutually agreed upon by the Company, New Company Holdco and Parent), on the First Closing Date (such time, the “First Effective Time”).
(c)   From and after the First Effective Time, the First Merger shall have the effects set forth in this Agreement and Section 109(2) of the Bermuda Companies Act.
Section 2.2   The Second Merger
(a)   As soon as practicable following the consummation of the First Merger, on the terms and subject to the conditions set forth in this Agreement and the Second Statutory Merger Agreement, and pursuant to Section 104H of the Bermuda Companies Act, at the Second Effective Time, New Company Holdco shall be merged with and into the First Surviving Company, the separate corporate existence of New Company Holdco shall thereupon cease, and the First Surviving Company shall be the surviving company in the Second Merger (such surviving company, the “Second Surviving Company”).
(b)   On the terms and subject to the conditions set forth in this Agreement and the Second Statutory Merger Agreement, the First Surviving Company and New Company Holdco will (i) on or prior to the Second Closing Date, cause an application for registration of the Second Surviving Company (the “Second Merger Application”) to be executed and delivered to the Registrar as provided under Section 104A and Section 108 of the Bermuda Companies Act and to be accompanied by the documents required by Section 104A(2A) and Section 108(2) of the Bermuda Companies Act; (ii) cause to be included in the Second Merger Application a request that the Registrar issue the certificate of merger with respect to the Second Merger (the “Second Certificate of Merger”) on the Second Closing Date at the time of day mutually agreed upon by the First Surviving Company and Parent and set forth in the Second Merger Application; and (iii) on the Second Closing Date, execute and deliver the Second Statutory Merger Agreement. The Second Merger shall become effective on the effective date shown on the Second Certificate of Merger issued by the Registrar. The Company agrees that it and New Company Holdco will request that the Registrar provide in the Second Certificate of Merger that the effective time of the Second Merger shall be 10:30 a.m., Bermuda time (or such other time mutually agreed upon by the First Surviving Company, New Company Holdco and Parent), on the Second Closing Date (such time, the “Second Effective Time”).
(c)   From and after the Second Effective Time, the Second Merger shall have the effects set forth in this Agreement and Section 109(2) of the Bermuda Companies Act.
Section 2.3   The Third Merger.
(a)   As soon as practicable following the consummation of the Second Merger, on the terms and subject to the conditions set forth in this Agreement and the Third Statutory Merger Agreement, and pursuant to Section 104H of the Bermuda Companies Act, at the Third Effective Time, Parent Merger Sub shall be merged with and into the Second Surviving Company, the separate corporate existence of Parent Merger Sub shall thereupon cease, and the Second Surviving Company shall be the surviving company in the Third Merger (such surviving company, the “Third Surviving Company”), such that the Third Surviving Company will be a direct wholly owned Subsidiary of Parent.
(b)   On the terms and subject to the conditions set forth in this Agreement and the Third Statutory Merger Agreement, the Second Surviving Company, Parent and Parent Merger Sub will (i) on or prior to the Third Closing Date, cause an application for registration of the Third Surviving Company (the “Third Merger Application”) to be executed and delivered to the Registrar as provided under Section 104A and Section 108 of the Bermuda Companies Act and to be accompanied by the documents required by Section 104A(2A) and Section 108(2) of the Bermuda Companies Act; (ii) cause to be included in the Third Merger Application a request that the Registrar issue the certificate of merger with respect to the Third Merger (the “Third Certificate of Merger”) on the Third Closing Date at the time of day mutually agreed upon by the Second Surviving Company and Parent and set forth in the Third Merger Application; and (iii) on the Third Closing Date, execute and deliver the Third Statutory Merger Agreement. The Third Merger shall become effective on the date shown on the Third Certificate of Merger issued by the Registrar. The Second Surviving Company, Parent and Parent Merger Sub agree that Parent, Parent Merger Sub and the Second Surviving Company will request that the Registrar provide in the Third Certificate of Merger that the effective time of the Third Merger shall be 11:00 a.m., Bermuda time (or such other time mutually agreed upon by the Second Surviving Company and Parent), on the Third Closing Date (such time, the “Third Effective Time”).
(c)   From and after the Third Effective Time, the Third Merger shall have the effects set forth in this Agreement and Section 109(2) of the Bermuda Companies Act.
Section 2.4   Closing.   The closing of the First Merger (the “First Closing”) shall take place (a) remotely by exchange of documents and signatures (or their electronic counterparts), in each case, on the tenth Business Day following the day on which the last to be satisfied or waived of the conditions set forth in Article IX with respect to the First Closing (other than those conditions that by their terms are to be satisfied at the First Closing, each of which is capable of being satisfied at the First Closing) shall be satisfied or waived in accordance with this Agreement or (b) at such other place, method, date or time as the Company and Parent may agree in writing. The closing of the Second Merger (the “Second Closing”) shall take place (a) remotely by exchange of documents and signatures (or their electronic counterparts), in each case, immediately following the First Closing, subject to the satisfaction or waiver of the conditions set forth in Article IX with respect to the Second Closing (other than those conditions that by their terms are to be satisfied at the Second Closing, each of which is capable of being satisfied at the Second Closing) or (b) at such other place, method, date or time as the Company and Parent may agree in writing. The closing of the Third Merger (the “Third Closing”) shall take place (a) remotely by exchange of documents and signatures (or their electronic counterparts), in each case, immediately following the Second Closing, subject to the satisfaction or waiver of the conditions set forth in Article IX with respect to the Third Closing (other than those conditions that by their terms are to be satisfied at the Third Closing, each of which is capable of being satisfied at the Third Closing) or (b) at such other place, method, date or time as the Company and Parent may agree in writing. Notwithstanding any of the foregoing, no Closing shall occur prior to the earlier of (i) the sixtyth (60th) calendar day after a Notified Debt Event of Default and (ii) the date on which such Notified Debt Event of Default is no longer continuing. For purposes of this Agreement, “First Closing Date” means the date on which the First Closing occurs, the “Second Closing Date” means the date on which the Second Closing occurs and the “Third Closing Date” means the date on which the Third Closing Date occurs.
Section 2.5   Memorandum of Association and Bye-Laws of the First Surviving Company, the Second Surviving Company and the Third Surviving Company.
(a)   The Memorandum of Association of the Company in effect immediately prior to the First Effective Time shall become the Memorandum of Association of the First Surviving Company following the First Effective Time. The bye-laws of the Company in effect immediately prior to the First Effective Time shall become the bye-laws of the First Surviving Company following the First Effective time.

(b)   The Memorandum of Association of the First Surviving Company in effect immediately prior to the Second Effective Time shall become the Memorandum of Association of the Second Surviving Company following the Second Effective Time. The bye-laws of the First Surviving Company in effect immediately prior to the Second Effective Time shall become the bye-laws of the Second Surviving Company following the Second Effective time.
(c)   The Memorandum of Association of the Second Surviving Company in effect immediately prior to the Third Effective Time shall become the Memorandum of Association of the Third Surviving Company following the Third Effective Time. The bye-laws of Parent Merger Sub in effect immediately prior to the Third Effective Time, shall, become the bye-laws of the Third Surviving Company following the Third Effective Time except that references to the name “Elk Merger Sub Limited” shall be replaced with references to the name of the Third Surviving Company (in each case, subject to Section 7.1).
Section 2.6   Directors and Officers of the First Surviving Company, the Second Surviving Company and the Third Surviving Company.
(a)   The Parties shall take all requisite actions such that, from and after the First Effective Time, the directors of Company Merger Sub immediately prior to the First Effective Time shall be the initial directors of the First Surviving Company, each to hold office in accordance with the Memorandum of Association and Bye-Laws of the First Surviving Company, and the officers of Company Merger Sub immediately prior to the First Effective Time shall be the initial officers of the First Surviving Company, in each case, until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal.
(b)   The Parties shall take all requisite actions such that, from and after the Second Effective Time, the directors of New Company Holdco immediately prior to the Second Effective Time shall be the initial directors of the Second Surviving Company, each to hold office in accordance with the Memorandum of Association and Bye-Laws of the Second Surviving Company, and the officers of New Company Holdco immediately prior to the Second Effective Time shall be the initial officers of the Second Surviving Company, in each case, until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal.
(c)   The Parties shall take all requisite actions such that, from and after the Third Effective Time, the directors of Parent Merger Sub immediately prior to the Third Effective Time shall be the initial directors of the Third Surviving Company, each to hold office in accordance with the Memorandum of Association and Bye-Laws of the Third Surviving Company, and the officers of Parent Merger Sub immediately prior to the Third Effective Time shall be the initial officers of the Third Surviving Company, in each case, until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal.
Section 2.7   Effect of the First Merger on Share Capital.
(a)   At the First Effective Time, subject to the other provisions of this Article II and Article III, each Ordinary Share issued and outstanding immediately prior to the First Effective Time (other than (i) First Merger Excluded Shares to be canceled pursuant to Section 2.8(h) other than any Reinvesting Shares, (ii) any Reinvesting Shares covered under Section 2.7(b), (iii) any Ordinary Shares covered under Section 2.10 (except for Company Restricted Shares, which are subject to and treated in accordance with this Section 2.7(a)), (iv) any Ordinary Shares that are Dissenting Shares, which shall have only those rights set forth in Section 2.11 and (v) to the extent the First Effective Time occurs prior to the JSOP Exchange Date, any Ordinary Shares held subject to the JSOP at such time, which shall be treated in accordance with Section 2.10(a)(v) and Section 2.10(a)(vii)) shall, by virtue of the First Merger and without any action on the part of any holder thereof, New Company Holdco, Company Merger Sub or the Company, be converted into per Ordinary Share, (i) the right to receive an amount in cash equal to the First Merger Amount, without interest and less any amounts required to be deducted or withheld in accordance with Section 3.3 or as may be reduced as required by applicable Law or any Governmental Entity (the “First Merger Cash Consideration”) and (ii) the number of New Ordinary Shares equal to the quotient (the “First Merger Ratio”) of (x) $338 minus the First Merger Cash Consideration divided by (y) $338 (the “First Merger Share Consideration”, and together with the First Merger Cash Consideration, the “First Merger Consideration”).
(b)   At the First Effective Time, subject to the other provisions of this Article II and Article III, each Reinvesting Share issued and outstanding immediately prior to the First Effective Time shall by virtue of the First Merger and without any action on the part of any holder thereof, New Company Holdco, Company Merger Sub or the Company, be converted into, per Ordinary Share, a New Ordinary Share (the “First Merger Reinvesting Shareholder Consideration”).
(c)   From and after the First Effective Time, all of the Ordinary Shares converted into the First Merger Consideration pursuant to Section 2.7(a) shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of (x) a certificate (each a “Certificate”) or (y) non-certificated Ordinary Shares represented by book entry (“Book-Entry Shares”) previously representing any such Ordinary Shares shall thereafter cease to have any rights with respect to such securities, except the First Merger Consideration and, following the Third Merger, the Total Cash Consideration to be paid in consideration therefor upon the exchange of any Certificates or Book-Entry Shares, as applicable, in accordance with Section 3.1.
(d)   Subject to Section 2.11, each Series C Preferred Share issued and outstanding immediately prior to the First Effective Time shall automatically be converted into a preferred share of the New Company Holdco (a “New Series C Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, which certificate of designations shall, following the First Effective Time, continue in full force and effect as an obligation of New Company Holdco in respect of the preferred shares of New Company Holdco.
(e)   Subject to Section 2.11, each Series D Preferred Share issued and outstanding immediately prior to the First Effective Time shall automatically be converted into a preferred share of New Company Holdco (a “New Series D Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series D Preferred Shares, which certificate of designations shall, following the First Effective Time, continue in full force and effect as an obligation of New Company Holdco in respect of the preferred shares of New Company Holdco.
(f)   Subject to Section 2.11, each Series E Preferred Share issued and outstanding immediately prior to the First Effective Time shall automatically be converted into a preferred share of New Company Holdco (a “New Series E Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series E Preferred Shares, which certificate of designations shall, following the First Effective Time, continue in full force and effect as an obligation of New Company Holdco in respect of the preferred shares of New Company Holdco.
(g)   (i) If, at any time during the period between the date of this Agreement and the First Effective Time, any class of outstanding Ordinary Shares is changed into a different number or class of shares, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares or any stock dividend or stock distribution thereon or other similar change, with a record date during such period, then the First Merger Consideration and the Equity Award Conversion shall be appropriately equitably adjusted to reflect the effect of such change; provided, however, that (i) nothing in this Section 2.7(g) shall be construed to permit any Company Party to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement and (ii) cash dividends, and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to the First Merger Consideration.
(h)   At the First Effective Time, all Ordinary Shares that, immediately prior to the First Effective Time, (i) are owned by Parent, Parent Merger Sub or the Company or any direct or indirect wholly owned

Subsidiaries of Parent, Parent Merger Sub or the Company or (ii) are held in treasury of the Company (such Ordinary Shares, together with the Ordinary Shares described in clause Section 2.8(h)(i), the “First Merger Excluded Shares”) shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.
(i)   At the First Effective Time, the issued and outstanding ordinary shares, par value $1.00 per share, of Company Merger Sub issued and outstanding immediately prior to the First Effective Time shall be converted into one fully paid ordinary share, par value $1.00 per share, of the First Surviving Company, which shall constitute the only issued ordinary share of the First Surviving Company immediately following the First Effective Time.
(j)   At the First Effective Time, the New Ordinary Shares that immediately prior to the First Effective Time are owned by the Company shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.
Section 2.8   Effect of the Second Merger on Share Capital.
(a)   At the Second Effective Time, subject to the other provisions of this Article II and Article III, each New Ordinary Share issued and outstanding immediately prior to the Second Effective Time (other than (i) Second Merger Excluded Shares to be canceled pursuant to Section 2.8(h) other than New Ordinary Shares owned by the Reinvesting Shareholders, (ii) any New Ordinary Shares covered under Section 2.10 and, (iii) to the extent the Second Effective Time occurs prior to the JSOP Exchange Date, any New Ordinary Shares held subject to the JSOP at such time, which shall be treated in accordance with Section 2.10(a)(v) and Section 2.10(a)(vii)) shall, by virtue of the Second Merger and without any action on the part of any holder thereof, Parent, Parent Merger Sub or New Company Holdco, be converted into, per New Ordinary Share, a Second Surviving Company Ordinary Share (the “Second Merger Consideration”).
(b)   At the Second Effective Time, subject to the other provisions of this Article II and Article III, each First Surviving Reinvesting Share issued and outstanding immediately prior to the Second Effective Time owned by the Reinvesting Shareholders shall by virtue of the Second Merger and without any action on the part of any holder thereof, New Company Holdco or the Company, be converted into, per New Ordinary Share, a Second Surviving Company Ordinary Share.
(c)   From and after the Second Effective Time, all of the New Ordinary Shares converted into Second Merger Consideration pursuant to Section 2.8(a) shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of New Ordinary Shares previously represented by Certificates or Book-Entry Shares shall thereafter cease to have any rights with respect to such securities, except the Second Merger Consideration to be paid in consideration therefor upon the exchange of any Certificate or Book-Entry Shares, as applicable, in accordance with Section 3.1.
(d)   Subject to Section 2.11, each New Series C Preferred Share issued and outstanding immediately prior to the Second Effective Time shall automatically be converted into a preferred share of the Second Surviving Company (a “Second Surviving Company Series C Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the New Series C Preferred Shares, which certificate of designations shall, following the Second Effective Time, continue in full force and effect as an obligation of the Second Surviving Company in respect of the preferred shares of the Second Surviving Company.
(e)   Subject to Section 2.11, each New Series D Preferred Share issued and outstanding immediately prior to the Second Effective Time shall automatically be converted into a preferred share of the Second Surviving Company (a “Second Surviving Company Series D Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the New Series D Preferred Shares, which certificate of designations shall, following the Second Effective Time, continue in full force and effect as an obligation of the Second Surviving Company in respect of the preferred shares of the Second Surviving Company.

(f)   Subject to Section 2.11, each New Series E Preferred Share issued and outstanding immediately prior to the Second Effective Time shall automatically be converted into a preferred share of the Second Surviving Company (a “Second Surviving Company Series E Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the New Series E Preferred Shares, which certificate of designations shall, following the Second Effective Time, continue in full force and effect as an obligation of the Second Surviving Company in respect of the preferred shares of the Second Surviving Company.
(g)   (i) If at any time during the period between the First Effective Time and the Second Effective Time, any class of outstanding New Ordinary Shares is changed into a different number or class of shares, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares or any stock dividend or stock distribution thereon or other similar change, with a record date during such period, then the Second Merger Consideration and the Equity Award Conversion shall be appropriately equitably adjusted to reflect the effect of such change; provided, however, that (i) nothing in this Section 2.8(g) shall be construed to permit any Company Party to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement and (ii) cash dividends and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to the Second Merger Consideration.
(h)   At the Second Effective Time, all New Ordinary Shares that, immediately prior to the Second Effective Time, (i) are owned by Parent, Parent Merger Sub or the Company or any direct or indirect wholly owned Subsidiaries of Parent, Parent Merger Sub or the Company or (ii) are held in treasury of the Company (such New Ordinary Shares, together with the New Ordinary Shares described in clause (i), the “Second Merger Excluded Shares”) shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.
(i)   At the Second Effective Time, the issued and outstanding ordinary shares, par value $1.00 per share, of First Surviving Company that, immediately prior to the Second Effective Time, are owned by New Company Holdco shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.
Section 2.9   Effect of the Third Merger on Share Capital
(a)   At the Third Effective Time, subject to the other provisions of this Article II and Article III, each Second Surviving Company Ordinary Share issued and outstanding immediately prior to the Third Effective Time (other than (i) Third Merger Excluded Shares if canceled pursuant to Section 2.9(g), (ii) any Second Surviving Company Ordinary Shares covered under Section 2.10, (iii) any Second Surviving Company Ordinary Shares that are Dissenting Shares, which shall have only those rights set forth in Section 2.11 and, (iv) to the extent the Third Effective Time occurs prior to the JSOP Exchange Date, any Second Surviving Company Ordinary Share held subject to the JSOP at such time, which shall be treated in accordance with Section 2.10(a)(v) and Section 2.10(a)(vii)) shall, by virtue of the Third Merger and without any action on the part of any holder thereof, Parent, Parent Merger Sub or the Second, be converted into the right to receive, per Second Surviving Company Ordinary Share, an amount in cash equal to (x)(A)(I) $338 multiplied by the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Reinvesting Shares, on a fully diluted basis (including in such determination, without limitation, outstanding Company RSU Awards, Company PSU Awards and Ordinary Shares representing the Executive Interest held subject to the JSOP, each as adjusted pursuant to Section 2.10), as of immediately prior to the Third Effective Time, minus (II) the Aggregate First Merger Amount divided by (B) the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Reinvesting Shares, on a fully diluted basis (including in such determination, without limitation, outstanding Company RSU Awards, Company PSU Awards and Ordinary Shares representing the Executive Interest held subject to the JSOP, each as adjusted pursuant to Section 2.10), plus (y) (A) the aggregate cash consideration actually paid in respect of the First Merger, including pursuant to Section 2.10 (not to exceed the Aggregate First Merger Amount) divided by (B) the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Reinvesting Shares, on a fully diluted basis (including in such determination, without limitation, outstanding Company RSU Awards, Company PSU

Awards and Ordinary Shares representing the Executive Interest held subject to the JSOP, each as adjusted pursuant to Section 2.10) plus (z) if applicable, any amount set forth in the True-Up Notice (on a per share basis based on the amount of Second Surviving Company Ordinary Shares entitled thereto), in each case, without interest and less any amounts required to be deducted or withheld in accordance with Section 3.3 (the “Third Merger Cash Consideration”).
(b)   From and after the Third Effective Time, all of the Second Surviving Company Ordinary Shares converted into the right to receive the Third Merger Cash Consideration pursuant to Section 2.9(a) or Section 2.9(b), shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of Second Surviving Company Ordinary Shares previously represented by Certificates or Book-Entry Shares shall thereafter cease to have any rights with respect to such securities, except the right to receive the Third Merger Cash Consideration or the Third Merger Reinvesting Shareholder Consideration, as applicable, to be paid in consideration therefor upon the exchange of Certificate or Book-Entry Shares, as applicable, in accordance with Section 3.1.
(c)   Subject to Section 2.11, each Second Surviving Company Series C Preferred Share issued and outstanding immediately prior to the Third Effective Time shall automatically be converted into a preferred share of the Third Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Second Surviving Company Series C Preferred Shares, which certificate of designations shall, following the Third Effective Time, continue in full force and effect as an obligation of the Third Surviving Company in respect of the preferred shares of the Third Surviving Company.
(d)   Subject to Section 2.11, each Second Surviving Company Series D Preferred Share issued and outstanding immediately prior to the Third Effective Time shall automatically be converted into a preferred share of the Third Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Second Surviving Company Series D Preferred Shares, which certificate of designations shall, following the Third Effective Time, continue in full force and effect as an obligation of the Third Surviving Company in respect of the preferred shares of the Third Surviving Company.
(e)   Subject to Section 2.11, each Second Surviving Company Series E Preferred Share issued and outstanding immediately prior to the Third Effective Time shall automatically be converted into a preferred share of the Third Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Second Surviving Company Series E Preferred Share, which certificate of designations shall, following the Third Effective Time, continue in full force and effect as an obligation of the Third Surviving Company in respect of the preferred shares of the Third Surviving Company.
(f)   (i) If at any time during the period between the Second Effective Time and the Third Effective Time, any class of issued and outstanding Second Surviving Company Ordinary Shares is changed into a different number or class of shares, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares or any stock dividend or stock distribution thereon or other similar change, with a record date during such period, then the Third Merger Cash Consideration and the Equity Award Conversion shall be appropriately equitably adjusted to reflect the effect of such change; provided, however, that (i) nothing in this Section 2.9(f) shall be construed to permit any Company Party to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement and (ii) cash dividends and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to the Third Merger Cash Consideration.
(g)   At the Third Effective Time, all Second Surviving Company Ordinary Shares that, immediately prior to the Third Effective Time, (i) are owned by Parent or Parent Merger Sub, or any direct or indirect wholly owned Subsidiaries of Parent, Parent Merger Sub, by the Reinvesting Shareholders or the Company, or by Elk Topco, LLC following the contribution of such share pursuant to a Rollover and Support Agreement or (ii) are held in treasury of the Second Surviving Company (such Second Surviving

Company Ordinary Shares, together with the New Ordinary Shares described in clause Section 2.8(h)(i), the “Third Merger Excluded Shares”) shall, at the election of Parent, either receive the Total Cash Consideration or automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.
(h)   At the Third Effective Time, the issued and outstanding ordinary shares, par value $1.00 per share, of Parent Merger Sub issued and outstanding immediately prior to the Third Effective Time shall be converted into one fully paid ordinary share, par value $1.00 per share, of the Third Surviving Company, which shall constitute the only issued ordinary share of the Third Surviving Company immediately following the Third Effective Time.
Section 2.10   Equity Awards; Company ESPP.
(a)   Prior to the First Effective Time, the Company Board (or, if appropriate, any committee thereof administering the Company Stock Plan or the JSOP, as applicable) shall adopt such resolutions as may be required and take all corporate action necessary to effect the following:
(i)   at the First Effective Time, each awarded Ordinary Share subject solely to service-based vesting requirements and not performance-based vesting requirements (each, a “Company Restricted Share”) that is outstanding as of the First Effective Time, whether vested or unvested, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be subject to and treated in accordance with Section 2.7(a);
(ii)   (A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject solely to service-based vesting requirements and not performance-based vesting requirements (including for the avoidance of doubt share units outstanding and subject to the Company Deferred Compensation Plan) (each, a “Company RSU Award”), shall automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company RSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company RSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)) and (C) at the Third Effective Time, each such Company RSU Award (giving effect to clauses (A) and (B)), whether vested or unvested, that is outstanding as of the Third Effective Time, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Second Surviving Company Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time;
(iii)   (A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject to performance-based vesting requirements (each, a “Company PSU Award”) with respect to which the applicable performance period has been completed shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)) and (C) at the Third Effective Time, each such Company PSU Award (giving effect to clauses (A) and (B)) shall be canceled and be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Second Surviving Company Ordinary Shares subject to such vested, but unsettled, Company PSU Award, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such vested, but unsettled, Company PSU Award immediately prior to the First Effective Time;
(iv)   (A) at the First Effective Time, each Company PSU Award not described in clause (iii) above shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)) and (C) at the Third Effective Time, a portion of each such Company PSU Award (the “Pro-Rata Portion”) equal to the product of the number of Second Surviving Company Ordinary Shares that would have vested assuming actual performance, multiplied by a fraction, the numerator of which is the number of days elapsed in the performance period for such award as of the Third Effective Time and the denominator of which is the total number of days in the performance period for such award (without giving effect to any provision that would provide for accelerated vesting) shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (A) the Third Merger Cash Consideration, multiplied by (B) the Pro-Rata Portion, plus (C) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time, and the remaining portion of such unvested Company PSU Award shall be canceled and forfeited and; provided, however, that, for the purposes of any unvested Special Company PSU Awards, consistent with the Company Stock Plan and award agreement applicable to such Special Company PSU Award, the “Pro-Rata Portion” shall be equal to 100% of the number of Second Surviving Company Ordinary Shares that would have vested assuming the performance underlying such Special Company PSU Award at the greater of (x) target performance and (y) actual performance through a truncated performance period ending immediately prior to the Third Effective Time (as determined in the good faith discretion of the human resources and compensation committee of the Company Board, which determination shall be effective as of the Effective Time). For the avoidance of doubt, any Company PSU Award that does not vest in accordance with this Section 2.10(a)(iv) shall terminate without consideration immediately prior to the Third Effective Time;
(v)   if the First Effective Time occurs on or before January 20, 2025 (the “JSOP Vesting Date”), or, if later, before the date on which the interests are exchanged under clause 8 of the JSOP (the “JSOP Exchange Date”) then at the Third Effective Time, the Shares (as defined in the JSOP) shall be canceled and cease to exist, and shall be converted into the aggregate right for the (I) JSOP Party to receive a cash payment in an amount equal to (x) the Total Cash Consideration minus (y) $205.89, multiplied by the total number of Ordinary Shares held subject to the JSOP and (II) Trustee to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Ordinary Shares comprised in the Trust Interest (as defined in Section 4 of the JSOP);
(vi)   if the First Effective Time occurs after the JSOP Vesting Date and the Executive Interest vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company shall make a cash payment to Dominic F. Silvester in an amount equal to (A) (x) the total number of Ordinary Shares that would have been delivered in respect of the portion of the Executive Interest that vested on the JSOP Vesting Date (for the avoidance of doubt, taking into account the performance condition set out in the JSOP) if the Market Price on that date had been equal to the Total Cash Consideration minus the total number of Ordinary Shares actually delivered in respect of the Executive Interest on or after the JSOP Vesting Date, multiplied by (y) the Total Cash Consideration, minus (B) any deduction, withholding or other amount required to be accounted to any Tax Authority with respect to income tax, employee social security or similar amounts by the Third Surviving Company or any Subsidiary of the Third Surviving Company in connection with such payment;

(vii)   as soon as reasonably practicable following the date hereof and not less than ten (10) Business Days prior to the earlier of (A) the First Effective Time and (B) the JSOP Vesting Date, the Company shall request, and use reasonable best efforts to cause, the Trustee to, effective at the earlier of (A) the First Effective Time and (B) immediately following the JSOP Exchange Date, transfer the Ordinary Shares comprised in the Trust Interest (as defined in the JSOP) to the Company for the same consideration paid by the Trustee when it subscribed for its interest in such Ordinary Shares (i.e., $1 per Ordinary Share), which Ordinary Shares shall be held in treasury of the Company (subject to Section 2.7(h)) or otherwise cancelled without consideration and that the Trustee apply the consideration for such Ordinary Shares to repay, to the fullest extent possible, the loan outstanding between the Trustee and the Company, following which the Company shall write-off the remaining balance of such loan;
(viii)   (A) all offering periods under the Company ESPP shall be terminated as of August 31, 2024 (the “Final Exercise Date”); (B) the Company ESPP shall be terminated as of the Final Exercise Date, subject to the Third Closing; and (C) each outstanding right under the Company ESPP on the Final Exercise Date shall be caused to be exercised as of such date for the purchase of Ordinary Shares in accordance with the terms of the ESPP and any outstanding Ordinary Shares obtained through the exercise of such outstanding right shall be treated as set forth in Section 2.7; and
(ix)   make such other changes to the Company Stock Plan, the JSOP and the Company ESPP as the Company and Parent may agree in writing are appropriate to give effect to the First Merger, the Second Merger and the Third Merger.
(b)   As soon as reasonably practicable after the Third Effective Time (but in no event later than five Business Days following the Third Effective Time), or such time that is otherwise required by applicable Law, Parent shall cause the Second Surviving Company to, and the Second Surviving Company shall, pay the consideration payable pursuant to Section 2.10(a), net of any applicable withholding Taxes or deductions required under any provision of federal, state, local or foreign Tax Law with respect to the making of such payment, to the Persons entitled to receive such consideration through, the Second Surviving Company’s payroll; provided, however, that to the extent payment within such time or on such date would trigger a Tax or penalty under Section 409A of the Code, the Second Surviving Company shall use commercially reasonable efforts to make such payments on the earliest date that payment would not trigger such Tax or penalty.
Section 2.11   Shares of Dissenting Holders.
(a)   At the First Effective Time, all Dissenting Shares that are Shares held by holders of Ordinary Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive the First Merger Consideration (provided that, from and after the Third Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) the Total Cash Consideration) and any holder of such Dissenting Shares shall, in the event that the fair value of such a Dissenting Share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Bermuda Companies Act (the “Appraised Fair Value”) is greater than such foregoing amounts in respect of the Ordinary Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure.
(b)   At the First Effective Time, all Dissenting Shares that are Shares held by holders of Preferred Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive (i) the preferred shares of New Company Holdco as described in Section 2.7(e) with respect to Series C Preferred Shares, (ii) the preferred shares of New Company Holdco as described in Section 2.7(f) with respect to Series D Preferred Shares or (iii) the preferred shares of New Company Holdco as described in Section 2.7(f) with respect to Series E Preferred Shares (provided that, from and after the Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) (i) the preferred shares of the Third Surviving Company as described in Section 2.9(c), (ii) the preferred shares of the Third Surviving Company as described in Section 2.9(d) or (iii) the preferred shares of the Third Surviving Company as described in Section 2.9(e) and any holder of such Dissenting Shares shall, in the event that the Appraised Fair Value is greater than such foregoing amounts in respect of the Preferred Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure.
(c)   In the event that a holder effectively withdraws or otherwise waives any right to appraisal or fails to comply with Section 106(6) of the Companies Act (an “Appraisal Withdrawal”), such holder shall have no other rights with respect to such Dissenting Shares other than as contemplated by Section 2.7.
(d)   The Company or New Company Holdco, as applicable, shall give Parent (i) prompt written notice of (A) any demands for appraisal of Dissenting Shares or Appraisal Withdrawals and any other written instruments, notices, petitions or other communication received by the Company in connection with the foregoing and (B) to the extent that the Company has knowledge thereof, any applications to the Supreme Court of Bermuda for appraisal of the fair value of the Dissenting Shares and (ii) to the extent permitted by applicable Law, the opportunity to participate with the Company or New Company Holdco, as applicable, in any settlement negotiations and proceedings with respect to any demands for appraisal under the Bermuda Companies Act. The Company and New Company Holdco respectively shall not, without the prior written consent of Parent, voluntarily make any payment with respect to, offer to settle or settle any such demands or applications, or waive any failure to timely deliver a written demand for appraisal or to timely take any other action to exercise appraisal rights in accordance with the Bermuda Companies Act. Payment of any amount payable to holders of Dissenting Shares in respect of their treatment in the Third Merger after the Third Effective Time in accordance with the terms of this Section 2.11 or pursuant to applicable Law shall be the obligation of the Third Surviving Company.
ARTICLE III
EXCHANGE OF CERTIFICATES
Section 3.1   Surrender and Payment.
(a)   Not less than five Business Days prior to the anticipated Third Closing Date, Parent shall designate a nationally recognized bank or trust company selected by Parent and reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the payment and delivery of the aggregate Total Cash Consideration payable to holders of Ordinary Shares following the Mergers in accordance with Article II and, in connection therewith, shall enter into an agreement with the Paying Agent prior to the Third Closing Date in a form reasonably acceptable to the Company. At the Third Effective Time, Parent shall deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay the aggregate Third Merger Cash Consideration and the Company shall deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay the aggregate First Merger Cash Consideration payable to holders of Ordinary Shares following the First Merger pursuant to Article II (such cash, and the cash referred to in the immediately following sentence, being hereinafter referred to as the “Payment Fund”). Pending its disbursement in accordance with this Section 3.1, the Payment Fund shall be invested by the Paying Agent as directed by Parent in (i) short-term direct obligations of the United States of America, (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $5,000,000,000. Any and all interest earned on the Payment Fund shall be paid by the Paying Agent to Parent or the Third Surviving Company, as Parent directs. Parent shall, or shall cause the Third Surviving Company to, promptly replace or restore the cash in the Payment Fund so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the Paying Agent to make all payments to former holders of Ordinary Shares following the Mergers pursuant to Article II. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any former holder of Ordinary Shares to receive the Total Cash Consideration. The Payment Fund shall not be used for any purpose other than the payment to holders of Ordinary Shares of the Total Cash Consideration.

(b)   As soon as practicable after the Third Effective Time (but in no event later than three Business Days after the Third Closing Date), the Third Surviving Company or Parent shall cause the Paying Agent to mail to each holder of record of Ordinary Shares whose Ordinary Shares were converted pursuant to Article II into the right to receive the Total Cash Consideration that are (i) represented by Certificates or (ii) Book-Entry Shares notice advising such holders of the effectiveness of the Mergers, which notice shall include (A) a form of letter of transmittal (which shall be in such form and have such other customary provisions as Parent or the Third Surviving Company may specify, and be in a form reasonably acceptable to the Company (prior to the Third Effective Time)) specifying that delivery shall be effected, and risk of loss and title to the Certificates or such Book-Entry Shares shall pass only upon delivery of the Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 3.2) or the surrender of such Book-Entry Shares to the Paying Agent (which shall be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such Book-Entry Shares or such other reasonable evidence, if any, of such surrender as the Paying Agent may reasonably request), as applicable, such materials to be in such form and have such other provisions as is reasonably acceptable to the Company and (B) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 3.2) or such Book-Entry Shares to the Paying Agent in exchange for the portion of the aggregate Total Cash Consideration that such holder is entitled to receive as a result of the Mergers pursuant to Article II. Upon the completion of such applicable procedures by a holder and, with respect to holders of record of a Certificate, the surrender of such holder’s Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 3.2), the Paying Agent shall deliver to such holder cash in an amount equal to the portion of the aggregate Total Cash Consideration that such holder is entitled to receive as a result of the Mergers pursuant to Article II (subject to any applicable withholding in accordance with Section 3.3), and such Certificates or Book-Entry Shares shall forthwith be canceled. If payment of the Total Cash Consideration is to be made to a Person other than the Person in whose name a Certificate surrendered is registered, it shall be a condition of payment that (x) the Certificate so surrendered shall be properly endorsed or shall otherwise be in proper form for transfer and (y) the Person requesting such payment shall have established to the reasonable satisfaction of the Third Surviving Company (or any agent designated by the Third Surviving Company) that any transfer and other Taxes required by reason of the payment of the Total Cash Consideration to a Person other than the registered holder either has been paid or is not applicable. Until satisfaction of the applicable procedures contemplated by this Section 3.1 and subject to Section 2.11, each Certificate or Book-Entry Share shall be deemed at any time after the Third Effective Time to represent only the right to receive the Total Cash Consideration. No interest shall be paid or shall accrue on the cash payable with respect to Ordinary Shares pursuant to this Article III.
(c)   The Total Cash Consideration paid in respect of each Ordinary Share in accordance with the terms of this Article III shall be deemed to have been paid in full satisfaction of all rights pertaining to such Ordinary Shares previously represented by such Certificates or Book-Entry Shares, subject to Section 2.11. At the Third Effective Time, the share transfer books of the Third Surviving Company shall be closed and thereafter there shall be no further registration of transfers on the share transfer books of the Third Surviving Company of Second Surviving Company Ordinary Shares that were issued and outstanding immediately prior to the Third Effective Time. From and after the Third Effective Time, the holders of Ordinary Shares formerly represented by Certificates or Book-Entry Shares immediately prior to the First Effective Time shall cease to have any rights with respect to such underlying Ordinary Shares, except for the right to receive the Total Cash Consideration or any rights pursuant to applicable Law. Subject to the last sentence of Section 3.1(d), if, at any time after the Third Effective Time, Certificates or Book-Entry Shares are presented to the Third Surviving Company for any reason, they shall be canceled and exchanged as provided in this Article III.
(d)   Any portion of the Total Cash Consideration made available to the Paying Agent pursuant to Section 3.1(a) that remains unclaimed by the holders of Ordinary Shares nine (9) months after the Third Effective Time shall be returned to the Third Surviving Company, or transferred as otherwise directed by Parent, upon demand, and any such holder who has not exchanged such holder’s Ordinary Shares for the Total Cash Consideration in accordance with this Section 3.1 prior to that time shall thereafter look only to the Third Surviving Company and only as general creditors thereof for delivery of the Total Cash Consideration (subject to any applicable withholding in accordance with

Section 3.3). Notwithstanding the foregoing, none of Parent, Parent Merger Sub, the Third Surviving Company or the Paying Agent shall be liable to any holder of Ordinary Shares for any Total Cash Consideration delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. Any amounts remaining unclaimed by holders of Ordinary Shares two years after the Third Effective Time, or such earlier time at which such amounts would otherwise escheat to or become property of any Governmental Entity, shall become, to the extent permitted by applicable Law, the property of Parent, free and clear of any claims or interest of any Person previously entitled thereto and no Proceeding may be brought or commenced by any Person previously entitled thereto under or in connection with the Mergers at any time after such date.
Section 3.2   Lost, Stolen or Destroyed Certificates.   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder of the Ordinary Shares formerly represented by that Certificate, or by a representative of that holder, in each case, claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Second Surviving Company, the posting by such Person of a bond, in such reasonable amount as Parent or the Second Surviving Company may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will, if such holder has otherwise delivered a properly completed and duly executed letter of transmittal, pay (less any amounts entitled to be deducted or withheld pursuant to Section 3.3), in exchange for such lost, stolen or destroyed Certificate, the Total Cash Consideration to be paid in respect of the Ordinary Shares formerly represented by such Certificate as contemplated by this Article III.
Section 3.3   Withholding Taxes.   Parent (and its Affiliates), the Company (and after the Third Effective Time, the Third Surviving Company), New Company Holdco and the Paying Agent (without duplication) shall be entitled to deduct and withhold from the amounts otherwise payable pursuant to this Agreement (including in respect of amounts payable pursuant to Section 2.10) such amounts as are required to be deducted or withheld with respect to the making of such payment under any provision of applicable Tax Law. To the extent amounts are so deducted or withheld and paid over to the appropriate Tax Authority, the deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY PARTIES
Each Company Party represents and warrants to Parent and Parent Merger Sub that, except as disclosed (a) in the Company SEC Documents (including all exhibits and schedules thereto and documents listed in an exhibit index for the Company 10-K that are incorporated by reference in such exhibits and schedules, but excluding any disclosures in such Company SEC Documents in any cautionary or forward-looking information contained in the “Risk Factors” or “Forward-Looking Statements” sections of such Company SEC Documents) filed or furnished prior to the date of this Agreement (it being understood that this clause (a) will not apply to any of Section 4.1, Section 4.2, Section 4.3, Section 4.4 and Section 4.5) or (b) in the disclosure schedules delivered by the Company to Parent and Parent Merger Sub simultaneously with the execution of this Agreement (the “Company Disclosure Schedules”):
Section 4.1   Corporate Existence and Power.
(a)   Each Company Party is an exempted company limited by shares duly incorporated, validly existing and in good standing under the Laws of Bermuda. Each Company Party has all requisite power and authority required to enable it in all material respects to own, lease, operate or otherwise hold its properties and assets and to carry on its business as now conducted. Each Company Party is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the character of the properties or asset owned, leased or operated by it or the nature of its activities make such licensing or qualification necessary, except for those jurisdictions where the failures to be so licensed or qualified, individually or in the aggregate, have not had a Company Material Adverse Effect. A true, correct and complete copy of each of the Company’s Memorandum of Association, as amended to the date of this Agreement (as so amended, the “Company Charter”) and the Sixth Amended and Restated Bye-laws of the Company, as amended to the date of this Agreement (as so amended, the “Company Bye-Laws”) is included in the Company SEC Documents. The Company has heretofore made available to Parent true, correct and complete copies of New Company Holdco’s and Company Merger Sub’s memorandum of association and bye-laws, in each case, as amended. Except for immaterial violations, the Company is not in violation of any provision of the Company Charter or the Company Bye-Laws and neither New Company Holdco nor Company Merger Sub is in violation of any provision of its memorandum of association and bye-laws, in each case, as amended.
(b)   Each Subsidiary of the Company is duly incorporated or organized, validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of the jurisdiction of its incorporation or organization, except where such failure to be so incorporated, organized, existing and in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each Subsidiary of the Company has all requisite power and authority required to enable it to own, lease, operate or otherwise hold its properties and assets and to carry on its business as now conducted. Section 4.1(b) of the Company Disclosure Schedules sets forth a true, correct and complete list of the name and jurisdiction of organization of each Subsidiary of the Company as of the date hereof.
(c)   New Company Holdco is a direct wholly owned Subsidiary of Company and Company Merger Sub is a direct wholly owned Subsidiary of New Company Holdco, in each case, that was formed solely for the purpose of engaging in the Transactions. Since the date of its incorporation and prior to the Third Effective Time, each of New Company Holdco and Company Merger Sub has not engaged in any activities other than the execution of this Agreement, the performance of its respective obligations, covenants and agreements hereunder, and matters ancillary thereto, and prior to the Third Effective Time will have, no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement, the Mergers and the other Transactions (including, following the First Effective Time, with respect to New Company Holdco, the Shares of the First Surviving Company held by New Company Holdco by virtue of the First Merger in accordance with this Agreement).
Section 4.2   Authorization.
(a)   Each Company Party has all necessary power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is party, to perform its obligations, covenants and agreements hereunder in each case (other than the Company Shareholder Approval to consummate the Transactions) and, subject to obtaining the Company Shareholder Approval, to consummate the Transactions. The execution, delivery and performance by each Company Party of this Agreement and the Ancillary Agreements to which it is party, and the consummation by each Company Party of the Transactions, have been duly authorized and approved by the Company Board, the New Company Holdco Board and the Company Merger Sub Board, and, except for (i) obtaining the Company Shareholder Approval, (ii) executing and delivering the Statutory Merger Agreements (as applicable) and (iii) filing the First Merger Application, the Second Merger Application and the Third Merger Application (as applicable) with the Registrar pursuant to the Bermuda Companies Act, no other action on the part of any Company Party is necessary to authorize the execution, delivery and performance by such Company of this Agreement and the Ancillary Agreements to which it is party and the consummation by the Company Parties of the Transactions. This Agreement has been duly executed and delivered by each Company Party, and, assuming due authorization, execution and delivery of this Agreement by Parent and Parent Merger Sub, this Agreement constitutes a legal, valid and binding obligation of each Company Party and is enforceable against each Company Party in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, rehabilitation, conservatorship, liquidation, receivership and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether considered in a proceeding in equity or at law) (collectively, “Creditors’ Rights”).
(b)   (i) If the First Company Bye-Law Amendment is approved, the affirmative vote (in person or by proxy) of a majority of the Ordinary Shares and Preferred Shares, voting together as a single class, that are present (in person or by proxy) at the Company Shareholders Meeting at which two or more persons are present in person and representing in person or by proxy in excess of 50% of the total issued and outstanding Shares of the Company entitled to vote, in favor of the approval of this

Agreement, the Statutory Merger Agreements, the Mergers or (ii) if the First Company Bye-Law Amendment is not approved, the affirmative vote (in person or by proxy) of a majority of three-fourths of the Ordinary Shares and Preferred Shares, voting together as a single class, that are present (in person or by proxy) at the Company Shareholders Meeting at which two or more persons are present in person and representing in person or by proxy in excess of one-third of the total issued Shares of the Company entitled to vote, in favor of the approval of this Agreement, the Statutory Merger Agreements, and the Mergers (as applicable, the “Company Shareholder Approval”), which, for the avoidance of doubt, does not include approval of the Company Bye-Law Amendments, is the only vote or approval of the holders of any class or series of share capital of the Company or any of its Subsidiaries that is necessary to approve this Agreement, the First Statutory Merger Agreement, the Third Statutory Merger Agreement, the First and the Third Merger. The approval of each Company Bye-Law Amendment requires the affirmative vote (in person or by proxy) of a majority of the Ordinary Shares that are present (in person or by proxy) at the Company Shareholders Meeting at which two or more persons are present in person and representing in person or by proxy in excess of 50% of the total issued Ordinary Shares of the Company.
(c)   The Company Board, at a meeting duly called and held on or prior to the date hereof, has unanimously (i) determined in accordance with the Bermuda Companies Act that (A) the Total Cash Consideration to be received by the holders of the Ordinary Shares following the Mergers constitutes fair value for each Ordinary Share, (B) the preferred shares of the Third Surviving Company to be received by the holders of the Series C Preferred Shares following the Mergers as described in Article II constitute fair value for each Series C Preferred Share, (C) the preferred shares of the Third Surviving Company to be received by the holders of the Series D Preferred Shares following the Mergers as described in Article II constitute fair value for each Series D Preferred Share, and (D) the preferred shares of the Third Surviving Company to be received by the holders of the Series E Preferred Shares following the Mergers as described in Article II constitute fair value for each Series E Preferred Share, (ii) approved the Mergers, this Agreement and the Statutory Merger Agreements, (iii) approved the Company Bye-Law Amendments and (iv) resolved, subject to Section 8.4, to make the Board Recommendation.
Section 4.3   Governmental Authorization.   The execution, delivery and performance by each Company Party of this Agreement and the consummation by each Company Party of the Transactions require no action by or in respect of, or Consent of, any Governmental Entity to be requested or obtained by any Company Party or any of its Subsidiaries other than (a) the filing of the First Merger Application, the Second Merger Application and the Third Merger Application with the Registrar pursuant to the Bermuda Companies Act, (b) the approval of the Bermuda Monetary Authority pursuant to the Bermuda Exchange Control Act 1972 regarding the change of ownership of the Company, (c) the approvals, filings and notices under all applicable Insurance Laws as set forth in Section 4.3 of the Company Disclosure Schedules (the “Company Insurance Approvals”), (d) the Parent Insurance Approvals (assuming the accuracy of the representations and warranties made in Section 5.3), (e) filings required under, and compliance with other applicable requirements of, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and such other Consents, filings, declarations or registrations as are required to be made or obtained under any other Antitrust Laws as set forth in Section 4.3 of the Company Disclosure Schedules, (f) compliance with any applicable requirements of the Exchange Act, including the filing with the SEC of the Proxy Statement, (g) compliance with any applicable requirements of the Securities Act, (h) the appropriate filings and approvals under the rules of the NASDAQ and (i) other actions, filings or Consents the absence or omission of which or the failure to be obtained, individually or in the aggregate, have not had a Company Material Adverse Effect.
Section 4.4   Non-Contravention.   Except as set forth on Section 4.4 of the Company Disclosure Schedules, the execution, delivery and performance by each Company Party of this Agreement and the consummation by each Company Party of the Transactions do not and will not, assuming compliance with the matters referred to in Section 4.2 and Section 4.3, (a) contravene or conflict with or constitute a violation of the Company Charter or the Company Bye-Laws or the organizational documents of any Subsidiary of the Company (including the New Company Holdco and Company Merger Sub), (b) materially contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to the Company or any of its Subsidiaries (including the New Company Holdco and Company Merger

Sub), (c) result in a breach of, require any consent under, constitute a breach or default (or an event that with notice or the passage of time would become a breach or default) under, result in the termination, modification, or cancellation of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to, any Material Contract to which the Company or any of its Subsidiaries (including the New Company Holdco and Company Merger Sub) is a party or any material Permit or similar authorization held by the Company or any of its Subsidiaries (including the New Company Holdco and Company Merger Sub)or (d) result in the creation or imposition of any Encumbrance (other than any Permitted Encumbrance) on any property or other asset of the Company or any of its Subsidiaries (including the New Company Holdco and Company Merger Sub), except for such contraventions, conflicts or violations referred to in clause (b) or such breaches, consents or defaults referred to in clause (c) or Encumbrances referred to in clause (d) that, individually or in the aggregate, have not had a Company Material Adverse Effect.
Section 4.5   Capitalization.
(a)   The authorized share capital of the Company consists of 90,000,000 Ordinary Shares, 21,000,000 non-voting convertible ordinary shares, par value $1.00 per share, of the Company and 45,000,000 Preferred Shares (collectively, the “Company Capital Stock”). The authorized share capital of New Company Holdco, at the First Effective Time, will consist of 90,000,000 Ordinary Shares, 21,000,000 non-voting convertible ordinary shares, par value $1.00 per share, of New Holdco and 45,000,000 Preferred Shares. As of July 25, 2024 (the “Company Measurement Date”), 14,665,839 Ordinary Shares were issued and outstanding (including 2,035 Company Restricted Shares, but excluding 565,630 Ordinary Shares held subject to the JSOP) and 408,971 Preferred Shares were issued (consisting of 388,571 issued and held in treasury Series C Preferred Shares, 16,000 issued and outstanding Series D Preferred Shares and 4,400 issued and outstanding Series E Preferred Shares). With the exception of Ordinary Shares and Preferred Shares, no other shares (including no non-voting convertible ordinary shares) or other voting securities are issued or outstanding. All outstanding shares of Company Capital Stock have been duly authorized and validly issued in accordance with the Company Bye-Laws and are fully paid and nonassessable and not subject to any pre-emptive rights. Since the close of business on the Company Measurement Date until the date of this Agreement, other than under any Company Benefit Plan, the Company has not issued or granted any Company Capital Stock. As of the Company Measurement Date, there were 169,249 Ordinary Shares underlying Company RSU Awards (including 51,347 Ordinary Shares payable in respect of Company RSU Awards under the Company Deferred Compensation Plan), 135,947 Ordinary Shares underlying Company PSU Awards assuming such Company PSU Awards vest at their target level (or 258,923 Ordinary Shares underlying Company PSU Awards assuming such Company PSU Awards vest at their maximum level), 565,630 Ordinary Shares held subject to the JSOP, 50,353 Ordinary Shares reserved for issuance under the ESPP and 30,261 Ordinary Shares reserved for issuance under the Company Deferred Compensation Plan. Except as set forth in this Section 4.5, and except for changes since the close of business on the Company Measurement Date resulting from (x) the vesting or forfeiture, as applicable, of Company Restricted Shares, Company RSU Awards or Company PSU Awards outstanding on the Company Measurement Date, or (y) the payment, redemption or forfeiture of other securities issued as permitted by Section 6.1, there are outstanding (i) no shares or other equity or voting securities of the Company, (ii) no options, warrants or other rights or binding arrangements to acquire from the Company any shares or that require the Company to issue any shares or equity or voting securities of the Company or securities convertible into or exchangeable for shares or other equity or voting securities of the Company, (iii) no bonds, debentures, notes or other Indebtedness of the Company or any of its Subsidiaries, in each case, that are linked to, or the value of which is in any way based upon or derived from, the value of the Company or any part thereof, or any dividends or other distributions declared or paid on any shares of, or other equity or voting interests in, the Company, or that have or that by their terms may have at any time (whether actual or contingent) the right to vote (or that are convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Shares may vote, (iv) no preemptive or similar rights, subscription or other rights, convertible securities, or other agreements, arrangements or commitments of any character relating to the shares or other equity interests of the Company, obligating the Company to issue, transfer or sell any shares or other equity or voting securities of the Company or securities convertible into or exchangeable for shares or other equity or voting securities of the Company or obligating the Company to grant, extend or enter into any such option, warrant, subscription or other right, convertible security, agreement, arrangement or commitment, (v) no restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of the Company (the items in the foregoing clauses (i) through (v), including the Company Capital Stock, being referred to collectively as “Company Securities”), and (vi) no obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of the Ordinary Shares or any other Company Securities excluding, for the avoidance of doubt, from clauses (v) and (vi) hereof, the Company Restricted Shares, the Company RSU Awards, the Company PSU Awards and the Ordinary Shares held subject to the JSOP. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities. There are no voting trusts, proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of the Company Capital Stock. No Company Capital Stock is owned by any Subsidiary of the Company.
(b)   All outstanding Company Securities have been offered and issued in compliance in all material respects with the Company Bye-Laws, all applicable Laws, including the Securities Act and “blue sky” Laws, and any preemptive rights, rights of first refusal or other similar rights of any Person. As of the date hereof and the Third Closing Date, all of the issued and outstanding equity interests owned by the Company, directly or indirectly, in each of its Subsidiaries are owned by the Company free and clear of all Encumbrances other than Permitted Encumbrances.
(c)   As of the Third Effective Time, no former holder of Company Restricted Shares, Company RSU Awards, Company PSU Awards or Ordinary Shares held subject to the JSOP will have any rights with respect to such award other than the rights contemplated by Section 2.10 of this Agreement.
(d)   All outstanding equity interests in each of the Company’s Subsidiaries have been duly authorized and validly issued in accordance with the respective Organizational Documents of such Subsidiaries and are fully paid (to the extent required under such Subsidiaries’ Organizational Documents) and nonassessable.
(e)   All of the equity interests (including, when issued as consideration in the First Merger, the New Ordinary Shares and New Preferred Shares) in New Company Holdco and Company Merger Sub have been duly authorized and validly issued in accordance with the respective Organizational Documents of New Company Holdco and Company Merger Sub and are fully paid (to the extent required under such Organizational Documents) and nonassessable.
(f)   All New Ordinary Shares and New Preferred Shares, when issued as consideration in the First Merger, will have been offered and issued in compliance in all material respects with the Memorandum of Association of New Company Holdco, the bye-laws of New Company Holdco, and any preemptive rights, rights of first refusal or other similar rights of any Person.
Section 4.6   SEC Filings.
(a)   True, correct and complete copies of the Company’s (i) annual report on Form 10-K for its fiscal year ended December 31, 2023, (ii) proxy or information statements relating to meetings of, or actions taken without a meeting by, holders of Shares held since January 1, 2022 and (iii) other reports, statements, schedules and registration statements filed with the SEC since January 1, 2022, in each case, as amended (the documents referred to in this Section 4.6(a) being referred to collectively as the “Company SEC Documents”), are publicly available in the Electronic Data Gathering, Analysis, and Retrieval database of the SEC (“EDGAR”).
(b)   As of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective filing or furnishing dates (in the case of all other Company SEC Documents) (or, in each case, if amended or supplemented, as of the effective date or filing date, as applicable, of such amendment or supplement), each Company SEC Document complied as to form in all material respects with the applicable requirements of the Exchange Act or the Securities Act, as the case may be, applicable to such Company SEC Document, and no Company SEC Document when filed or furnished (or, in the case of a registration statement at the time it was declared effective or subsequently amended) contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is required to file any forms, reports or documents with the SEC.
(c)   The Company has timely filed with or furnished to the SEC all forms, reports, schedules, registration statements, proxy statements and other documents required to be filed with or furnished to the SEC by the Company since January 1, 2022. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC with respect to any of the Company SEC Documents.
Section 4.7   Financial Statements.
(a)   The audited and unaudited financial statements of the Company (including any related notes and schedules) included or incorporated by reference in the Company SEC Documents (i) complied as to form in all material respects with the applicable accounting requirements and the applicable published rules and regulations of the SEC with respect thereto in effect at the time of such filing with the SEC, (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be described in the notes to such financial statements and, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q or any successor form under the Exchange Act) and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations, shareholders’ equity, income, changes in consolidated position or cash flows for the periods then ended (except as may be indicated in the notes to such financial statements, and subject, in the case of the unaudited financial statements, to the absence of footnotes and normal year-end audit adjustments), all in accordance with GAAP. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any “off balance sheet arrangement” (as defined in Item 303(a)(4) of Regulation S-K promulgated by the SEC).
(b)   The Company has made available to Parent and Parent Merger Sub copies of the following statements, in each case together with the exhibits, schedules and notes thereto, required by the applicable Domiciliary Department of Insurance (collectively, the “Statutory Statements”): (i) the annual statement of each Insurance Company as of and for the annual periods ended December 31, 2022 and 2023, in each case as filed with the applicable Domiciliary Department of Insurance for such Insurance Company, and (ii) the quarterly statements of each Insurance Company as of and for the quarterly period ended March 31, 2024, in each case as filed with the applicable Domiciliary Department of Insurance of such Insurance Company. The Statutory Statements have been prepared in all material respects in accordance with SAP applied consistently throughout the periods presented, and present fairly, in all material respects, the statutory financial position and results of operations and changes in capital and surplus (or stockholders’ equity, as applicable) of the Insurance Companies as of their respective dates and for the respective periods covered thereby. Except as set forth on Section 4.7(b) of the Company Disclosure Schedules, as of its filing date, and, if amended, as of the date of the last amendment prior to the date hereof, each such filing complied with applicable Law in all material respects. No Governmental Entity has asserted any material deficiency related to any such filing.
(c)   The unaudited financial statements of Core Specialty Insurance Holdings Inc. (including any related notes and schedules) as of and for the annual periods ended December 31, 2022 and December 31, 2023 made available to Parent by the Company and set forth on Section 4.7(c) of the Company Disclosure Schedule are true, correct and complete copies of such audited and unaudited financial statements the Company received from Core Specialty Insurance Holdings, Inc.
Section 4.8   Disclosure Documents.   The Proxy Statement (and any amendment or supplement thereto) will, when filed, at the date it is first mailed to the holders of Shares, and at the time of the Company Shareholders Meeting, comply as to form in all material respects with the applicable requirements of the Exchange Act. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement, at the date it is first mailed to the holders of Shares, and at the time of the Company Shareholders Meeting, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement reflecting information supplied by or on behalf of Parent, its Affiliates or any of its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement.
Section 4.9   Controls and Procedures.
(a)   Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and former principal financial officer of the Company) has made all applicable certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the United States Sarbanes-Oxley Act of 2002, and the related rules and regulations promulgated thereunder and under the Exchange Act (collectively, the “Sarbanes-Oxley Act”) with respect to Company SEC Documents and the statements contained in such certifications are true and accurate in all material respects. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the respective meanings given to such terms in the Sarbanes-Oxley Act. The Company is in compliance in all material respects with all of the other applicable provisions of the Sarbanes-Oxley Act.
(b)   The Company maintains, on behalf of itself and its consolidated Subsidiaries, a system of internal controls over financial reporting (as such terms are defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its consolidated Subsidiaries, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and its consolidated Subsidiaries are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board and (iii) provide assurance regarding the prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company and its consolidated Subsidiaries. Neither the Company nor, to the knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of (x) any significant deficiencies or material weaknesses (as such terms are defined in Rule 12b-2 under the Exchange Act) in the design or operation of system of internal controls over financial reporting utilized by the Company and its consolidated Subsidiaries that has not been subsequently remediated or (y) any fraud that involves management or other employees who have a significant role in the preparation of financial statements or the internal controls over financial reporting utilized by the Company and its consolidated Subsidiaries.
(c)   The Company has designed and maintained disclosure controls and procedures (as such terms are defined in Rule 13a-15(e) under the Exchange Act) reasonably designed to ensure that information required to be disclosed by the Company in the reports it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including that such information is communicated to the Company’s management by others within the Company and its consolidated Subsidiaries as appropriate to allow timely decisions regarding required disclosure.
(d)   Since January 1, 2022 through the date hereof and as of the Third Closing Date, (i) neither the Company nor any of its consolidated Subsidiaries nor, to the Company’s knowledge, any director or officer of the Company or any of its consolidated Subsidiaries has received written complaint, allegation, assertion, or claim that the Company or any of its Subsidiaries has engaged in improper or illegal accounting or auditing practices or maintains improper or inadequate internal accounting controls, and (ii) no attorney representing the Company or any of its consolidated Subsidiaries, whether or not employed by the Company or any of its consolidated Subsidiaries, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any of its consolidated Subsidiaries or their respective officers, directors, employees or agents to the Company

Board or any committee thereof or to any director or officer of the Company pursuant to the rules of the SEC adopted under Section 307 of the Sarbanes-Oxley Act.
Section 4.10   Absence of Certain Changes.   Except as set forth on Section 4.10 of the Company Disclosure Schedules:
(a)   from the Company Balance Sheet Date to the date hereof, the Company and its Subsidiaries have conducted their business in the ordinary course of business consistent with past practice in all material respects, other than discussions and negotiations related to this Agreement; and
(b)   from the Company Balance Sheet Date to the date hereof, there has not been any Effect that, individually or in the aggregate, would have, a Company Material Adverse Effect.
Section 4.11   No Undisclosed Material Liabilities.   There are no liabilities of the Company or any of its Subsidiaries (or, following the First Merger, New Company Holdco) that would be required by GAAP to be reflected or reserved against on a consolidated balance sheet of the Company and its Subsidiaries (or, following the First Merger, New Company Holdco), other than: (a) liabilities reflected or reserved against in the Company Balance Sheet (including the notes thereto) or in any other balance sheets included in the Company SEC Documents; (b) liabilities incurred since the Company Balance Sheet Date in the ordinary course of business consistent with past practice; (c) liabilities that relate to Taxes incurred in the ordinary course of business consistent with past practice that are not yet due and payable; (d) liabilities that would not, individually or in the aggregate, have a Company Material Adverse Effect; (e) liabilities incurred in connection with the performance of Contracts as to which the Company or one of its Subsidiaries is a party (to the extent such liabilities or obligations do not arise out of a breach of or default under such Contract and such Contract has been filed with the SEC or made available to Parent); and (f) liabilities arising under this Agreement or incurred in connection with the Transactions.
Section 4.12   Litigation.   Except as set forth on Section 4.12 of the Company Disclosure Schedules, as of the date of this Agreement and as of the Third Closing Date:
(a)   there is no Proceeding (excluding ordinary course claims made under or in connection with any Reinsurance Agreement or Insurance Contract) pending against, or, to the knowledge of the Company, threatened in writing against or involving, the Company, any of its Subsidiaries or, to the knowledge of the Company, any of their respective officers or directors in their capacities as such, except as would not, individually or in the aggregate, have a Company Material Adverse Effect; and
(b)   there is no outstanding order, writ, injunction or judgment to which the Company or any of Subsidiaries, or any of their assets, rights or properties, is subject that, individually or in the aggregate, would have a Company Material Adverse Effect.
Section 4.13   Taxes.   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect:
(a)   (i) all Tax Returns required to be filed with any Tax Authority by, or with respect to, the Company and its Subsidiaries have been duly and timely filed in accordance with all applicable Laws (taking into account applicable extensions), (ii) all such Tax Returns are true, correct and complete in all material respects and (iii) all Taxes due and payable by the Company and its Subsidiaries (whether or not shown on such Tax Returns) have been timely paid;
(b)   there is no Proceeding proposed or pending against or, to the knowledge of the Company, threatened in writing with respect to the Company or any of its Subsidiaries in respect of any Tax or Tax Return, and neither the Company nor any of its Subsidiaries has received from any Tax Authority any written notice of proposed adjustment, deficiency, or underpayment of Taxes which has not been fully resolved or withdrawn;
(c)   all Taxes required to be withheld, collected or deposited by the Company or its Subsidiaries in connection with amounts paid to any employee, independent contractor, creditor, shareholder or other Person have been timely withheld, collected and deposited with the applicable Tax Authority;

(d)   no written claim has been made by a Tax Authority in a jurisdiction in which the Company or one of its Subsidiaries does not file a Tax Return claiming that the Company or any of its Subsidiaries is subject to taxation that would be the subject of such Tax Return, which claim has not been fully resolved with the applicable Tax Authority;
(e)   neither the Company nor any of its Subsidiaries has granted or is otherwise party to any currently effective requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment or collection of any Taxes with respect to any Tax Returns of the Company or any of its Subsidiaries;
(f)   neither the Company nor any of its Subsidiaries (i) is a party to, is bound by or has any obligation for any Tax pursuant to any Tax sharing, allocation or indemnity agreement or any similar agreement or arrangement (other than a customary commercial agreement or arrangement entered into in the ordinary course of business consistent with past practice the principal purposes of which is not Tax), (ii) is or has been a member of an affiliated, consolidated, joint, unitary, combined or similar group for purposes of filing Tax Returns of which the Company or any of its Subsidiaries was not the parent, or (iii) has any liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any analogous provision of state, local or non-U.S. Law), as transferee or successor, or otherwise as a matter of Law;
(g)   in the past two years, neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment pursuant to Section 355 of the Code;
(h)   neither the Company nor any of its Subsidiaries has participated in or has any liability or obligation with respect to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4;
(i)   neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any period (or any portion thereof) ending after the Third Closing Date as a result of (i) any installment sale or other transaction entered into prior to the Third Closing, (ii) any change in or incorrect method of accounting with respect to a taxable period (or portion thereof) ending on or before the Third Closing Date, (iii) any closing agreement described in Section 7121 of the Code (or corresponding or similar provision of state, local or non-U.S. Law) entered into prior to the Third Closing, (iv) any prepaid amount received or paid, or deferred revenue accrued, prior to the Third Closing, (v) any election under Section 965(h) of the Code, (vi) any “gain recognition agreement” entered into under Section 367 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) prior to the Third Closing, or (vii) any intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law);
(j)   neither the Company nor any of its Subsidiaries that are organized outside the United States is a surrogate foreign corporation within the meaning of Section 7874(a)(2)(B) or Section 7874(b) of the Code;
(k)   neither the Company nor any of its Subsidiaries has deferred any payroll or employment Taxes that remains unpaid or claimed any other benefit or relief, in each case, pursuant to the CARES Act;
(l)   except as set forth in Section 4.13(l) of the Company Disclosure Schedules, each of the Company and its Subsidiaries is treated as a corporation for U.S. federal income Tax purposes, and neither the Company nor any of its Subsidiaries has made any election under Treasury Regulations Section 301.7701-3;
(m)   neither the Company nor any of its Subsidiaries (i) has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or other fixed place of business in, or is tax resident, in a country other than the country in which it is organized, or (ii) has transferred an intangible the transfer of which would be subject to the rules of Section 367(d) of the Code;

(n)   all excise Tax Returns and excise Taxes under Section 4371 of the Code with respect to any reinsurance or retrocession agreement to which the Company or any of its Subsidiaries is a party have been duly and timely filed and paid;
(o)   the Company and its Subsidiaries (i) are in compliance in all material respects with all applicable transfer pricing laws and regulations, (ii) have collected all sales and use Taxes required to be collected, and has remitted, or will remit on a timely basis, such amounts to the appropriate Tax Authority, or have been furnished properly completed exemption certificates and have maintained all such records and supporting documents in the manner required by all applicable sales and use Tax statutes and regulations; and (iii) are in compliance in all material respects with all Laws applicable to abandoned or unclaimed property or escheat and have timely paid, remitted, or delivered to each jurisdiction all amounts in respect of unclaimed or abandoned property required by any applicable Laws to be paid, remitted, or delivered to that jurisdiction; and
(p)   there are no Encumbrances for Taxes (other than Permitted Encumbrances) upon any of the assets of the Company or any of its Subsidiaries.
Section 4.14   Employee Benefit Plans; Employment.
(a)   Section 4.14(a) of the Company Disclosure Schedules sets forth a true, correct and complete list of the material Company Benefit Plans.
(b)   With respect to each material Company Benefit Plan, the Company has made available to Parent true, correct and complete copies of, as applicable: (i) each writing constituting a part of such Company Benefit Plan (or, in the case of any unwritten Company Benefit Plan, a description thereof), any related trust agreement, insurance contract or policy or other funding instrument and any amendments thereto; (ii) the most recent annual report, with all accompanying schedules and financial statements attached thereto (including any related actuarial valuation report); (iii) the most recent summary plan description and any summaries of material modifications thereto; (iv) the most recent determination, opinion or advisory letter from the IRS; (v) the most recent written results of all required compliance testing; and (vi) copies of any material correspondence with the IRS, Department of Labor or other Governmental Entity since January 1, 2022.
(c)   Except where the failure to so comply would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) each Company Benefit Plan has been established, funded, administered and maintained in compliance with its terms and with applicable Law (including, to the extent applicable, ERISA and the Code) and (ii) there is no Proceeding (other than routine claims for benefits) pending or, to the knowledge of the Company, threatened against any Company Benefit Plan, any fiduciary thereof or the Company or any of its Subsidiaries with respect to any Company Benefit Plan.
(d)   Except as set forth on Section 4.14(d) of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries nor any ERISA Affiliate has within the previous six years maintained, sponsored, contributed to (or had an obligation to contribute to) or currently maintains, sponsors or participates in, contributes to (or has an obligation to contribute to) or otherwise has any liability with respect to (i) any defined benefit pension plan (within the meaning of Section 3(35) of ERISA, whether or not subject to ERISA), multiemployer plan (within the meaning of Section 3(37) of ERISA) or plan that is subject to Title IV of ERISA or Section 302 of ERISA or Section 412, 430 or 4971 of the Code, (ii) any multiple employer plan as described in Section 4063 or 4064 of ERISA or Section 413(c) of the Code or (iii) any “multiple employer welfare arrangement” within the meaning of Section 3(4) of ERISA.
(e)   Each Company Benefit Plan that is intended to be qualified under Section 401(a) of the is the subject of a favorable determination letter, opinion letter or advisory letter, if applicable, from the IRS to the effect that such Company Benefit Plan is tax-qualified and exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code. Nothing has occurred that, individually or in the aggregate has resulted, or would reasonably be expected to result, in the IRS’s revocation of the determination letter, opinion letter or advisory letter, as applicable, or the loss of such tax-qualified status or exemption from taxation, as described in the preceding sentence (other than routine errors that may be corrected under the IRS Employee Plans Compliance Resolution System).
(f)   No Company Benefit Plan that is a “welfare benefit plan” (within the meaning of Section 3(1) of ERISA) provides post-termination or retiree life insurance, health or other welfare benefits or coverage to any person, except as may be required by Section 4980B of the Code or any similar Law.
(g)   Neither the Company nor any of its Subsidiaries has any obligation to make any gross-up payment to any individual with respect to any income Tax, additional Tax, excise Tax or interest charge imposed pursuant to Section 409A or Section 4999 of the Code.
(h)   Except as set forth on Section 4.14(h) of the Company Disclosure Schedules or as otherwise contemplated under this Agreement, neither the execution nor delivery of this Agreement, nor approval of this Agreement by holders of Shares, nor the consummation of the Transactions would reasonably be expected to, whether alone or in combination with any other event(s), (i) entitle any officer, employee or individual service provider of the Company or any of its Subsidiaries to severance pay or any other payment under any Company Benefit Plan, (ii) accelerate the time of payment or vesting, or increase the amount of, compensation or benefits due to any such officer, employee or individual service provider, (iii) result in any forgiveness of Indebtedness or trigger any funding obligation under any Company Benefit Plan or (iv) result in an obligation to fund or otherwise set aside assets to secure to any extent any of the obligations under any Company Benefit Plan.
(i)   Except as set forth on Section 4.14(i) of the Company Disclosure Schedules, based solely on payments and benefits to be provided by the Company or any of its Subsidiaries, the consummation of the Transactions will not, either alone or in combination with another event, result in any payment or benefit (whether in cash or property or the vesting of property) to any “disqualified individual” (within the meaning of Section 280G of the Code) that could reasonably be expected to, individually or in combination with any other payment, constitute an “excess parachute payment” (within the meaning of Section 280G of the Code).
(j)   Except where the failure to so comply would not, individually or in the aggregate, have a Company Material Adverse Effect, all Company Benefit Plans subject to the Laws of any jurisdiction outside of the United States or that covers any employee, officer, director or other individual service provider of any of the Company or any of its Subsidiaries residing or working outside of the United States (each, a “Foreign Benefit Plan”) (i) if they are intended to qualify for special tax treatment, meet all requirements for such treatment and, to the knowledge of the Company, there are no existing circumstances or events that have occurred that could reasonably be expected to affect adversely the special tax treatment with respect to such Foreign Benefit Plan, (ii) if they are required to be funded and/or book-reserved, are funded and/or book reserved to the extent so required, as appropriate, based upon reasonable actuarial assumptions, and (iii) if required to be qualified, approved or registered with a Governmental Entity, is and has been so qualified, approved or registered and nothing has occurred that could reasonably be expected to result in the loss of such qualification, approval or registration, as applicable.
(k)   Neither the Company nor any of its Subsidiaries is or has been, since January 1, 2023, a party to, bound by or negotiating a collective bargaining agreement or other agreement with any labor union, works council, trade union, labor association or other employee representative organization. To the knowledge of the Company, there has not been since January 1, 2023, nor is there currently, any organized effort by any labor union, works council, trade union, labor association or other employee representative organization to organize any employees of the Company or any of its Subsidiaries into one or more collective bargaining units. Neither the Company nor any of its Subsidiaries is, or since January 1, 2023 has been, a party to any material dispute or controversy with a labor union, works council, trade union, labor association or other employee representative organization, nor since January 1, 2023 has the Company or any of its Subsidiaries experienced any actual or threatened labor strikes, work slowdowns, lock-outs or work stoppages, and to the knowledge of the Company, none are threatened.
(l)   Except where the failure to so comply would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and each of its Subsidiaries are in compliance and,

since January 1, 2023, have complied with all applicable Laws relating to employment matters, including applicable Laws that relate to wages, hours, wage payment, classification of all employees and service providers (including as exempt or non-exempt and as employee versus independent contractor), employee record keeping, privacy, labor, fair employment practices, hiring, training and/or promotion, terms and conditions of employment, workers’ compensation, occupational safety and health, plant closings, withholding of taxes, discrimination in employment, disability rights or benefits, equal employment opportunity, immigration (including applicable United States I-9 Laws), reasonable accommodations, labor relations and collective bargaining, employee leave issues and unemployment insurance.
(m)   Since January 1, 2023, neither the Company or any of its Subsidiaries has taken any action which constituted a “plant closing” or “mass layoff” within the meaning of the WARN Act, issued any notification of a “plant closing” or “mass layoff” required by the WARN Act, or incurred any liability or obligation under the WARN Act that remains unsatisfied.
(n)   Since January 1, 2023, neither the Company or any of its Subsidiaries has been a party to a settlement agreement with a current or former employee to resolve allegations of sexual harassment. To the knowledge of the Company, since January 1, 2023, no material allegation of sexual harassment in violation of applicable Law has been made by or against any officer, director or managerial employee of the Company or its Subsidiaries.
Section 4.15   Compliance with Laws.
(a)   Neither the Company nor any of its Subsidiaries, nor any directors, officers, or, to the knowledge of the Company, employees, agents, or other third parties, in each case, acting on behalf of the Company and its Subsidiaries, is in violation of, or has since January 1, 2021, violated, any applicable provisions of any Laws or Governmental Orders, in each case, applicable to the Company or its Subsidiaries or their assets, properties or business, except for any violations that have not had, individually or in the aggregate, a Company Material Adverse Effect. Since January 1, 2021 through the date hereof and as of the Third Closing Date, neither the Company nor any of its Subsidiaries, nor any directors, officers, or, to the knowledge of the Company, employees, agents, or other third parties, in each case, acting on behalf of the Company and its Subsidiaries has been given written notice, written communication, or, to the knowledge of the Company, oral notification from any Governmental Entity regarding any asserted past or present failure to comply with any Law or Governmental Order and, to the knowledge of the Company, there has not been any threat to provide such notification, except for any violation that would not, individually or in the aggregate, have a Company Material Adverse Effect.
(b)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is a party to, or bound by, any Governmental Order or other agreement with any Governmental Entity (including a consent agreement, memorandum or understanding with, or any commitment letter or similar undertaking to, any Governmental Entity), in each case, applicable to them or their assets, properties or businesses, which (i) limits the ability of the Company or any of the Insurance Companies to issue insurance policies or enter into reinsurance agreements, (ii) requires any divestiture of any investment of any Subsidiary of the Company or involves any guarantee, capital maintenance or capital support arrangement for the benefit of, the Company or any of its Subsidiaries, (iii) in any manner relates to the ability of any of the Company’s Subsidiaries to pay dividends, (iv) requires any investment of the Insurance Companies to be treated as non-admitted assets (or the local equivalent), or (v) would otherwise, individually or in the aggregate, have a Company Material Adverse Effect.
(c)   Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any of their respective directors, officers or employees is in violation of, or has since January 1, 2021, violated, any applicable provisions of (i) any Economic Sanctions/Trade Laws, (ii) any anti-money laundering-related Laws or (iii) the United States Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act or any similar anti-bribery or anti-corruption Laws, in each case, except for any violations that would not, individually or in the aggregate, have a Company Material Adverse Effect. None of the Company, its Subsidiaries or any of their respective directors, officers or employees is a Sanctions Target. The Company and its Subsidiaries have adopted and maintained written policies, procedures and internal controls reasonably designed to reasonably ensure material compliance with all Economic Sanctions/Trade Laws, anti-money laundering-related Laws and anti-bribery and anti-corruption Laws.
Section 4.16   Environmental Matters.   Except as set forth on Section 4.16 of the Company Disclosure Schedules:
(a)   Since January 1, 2023, neither the Company nor any of its Subsidiaries has received written notice from any Governmental Entity or other Person alleging that the Company or any of its Subsidiaries is in violation of or liable under any applicable Environmental Law, and neither the Company nor any of its Subsidiaries is subject to any Proceeding, Order or investigation with respect to potential liability pursuant to Environmental Law (and to the knowledge of the Company, no such matters are threatened in writing), except with respect to any matter related to the foregoing that (i) has been fully resolved or (ii) would not, individually or in the aggregate, have a Company Material Adverse Effect.
(b)   The Company and its Subsidiaries are, and since January 1, 2023 have been, in compliance with all applicable Environmental Laws, including holding all Permits required pursuant to Environmental Laws, except with respect to any noncompliance that would not, individually or in the aggregate, have a Company Material Adverse Effect.
(c)   Neither the Company nor any of its Subsidiaries has entered into any agreements in connection with the sale or disposition of any real property or any business, pursuant to which the Company or its Subsidiaries has either agreed to indemnify the purchaser of said property or business with respect to liabilities pursuant to Environmental Law, or retained or assumed liabilities pursuant to Environmental Law, excluding any such agreements pursuant to which liability would not, individually or in the aggregate, have a Company Material Adverse Effect.
(d)   There has been no Release or disposal of, contamination by or exposure of any Person to any Hazardous Substance that has given or would give rise to any liability (contingent or otherwise) under Environmental Law for the Company or any of its Subsidiaries, excluding any such liabilities (i) that would not, individually or in the aggregate, have a Company Material Adverse Effect or (ii) under any Insurance Contracts, Reinsurance Agreements or Investment Assets.
Section 4.17   Real Property.
(a)   Section 4.17(a) of the Company Disclosure Schedules sets forth a true and complete list all real property owned by the Company or any of its Subsidiaries (excluding any real property held by the Company or any of its Subsidiaries, directly or indirectly, as or through its Investment Assets).
(b)   Section 4.17(b) of the Company Disclosure Schedules sets forth a true and complete list of all material leases, subleases and licenses pursuant to which the Company or any of its Subsidiaries holds a leasehold interest in any real property (excluding any leasehold interests held by the Company or any of its Subsidiaries, directly or indirectly, as or through its Investment Assets) (the “Company Leases”). Each of the Company and its Subsidiaries are in compliance, in all material respects, with the terms of all Company Leases and all such Company Leases are in full force and effect, in each case, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. Each Company Lease is a legal, valid and binding obligation of the Company or any of its Subsidiaries that is a party thereto, as applicable, and, to the knowledge of the Company, the other parties thereto, subject to the Creditors’ Rights, and (i) neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any other party to a Company Lease is in breach or violation of any provision of, or in default under, any Company Lease except for breaches, violations or defaults that would not, individually or in the aggregate, have a Company Material Adverse Effect, and (ii) to the knowledge of the Company, no event has occurred that, with or without notice, lapse of time or both, would constitute such a breach, violation or default, except for breaches, violations or defaults that would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company has made available to Parent true and complete copies of each Company Lease.
(c)   The Company or one of its Subsidiaries has good and valid title to all real property owned by the Company or any of its Subsidiaries, and a valid leasehold in any real property subject to a Company Lease, free and clear of all Encumbrances other than Permitted Encumbrances.

Section 4.18   Material Contracts.
(a)   Except (v) for any Contract filed as an exhibit to the Company SEC Documents, (w) as set forth on Section 4.18 of the Company Disclosure Schedules, (x) for Reinsurance Agreements involving assumed net reserves as of December 31, 2023 less than or equal to $300,000,000 (other than clause (x) below), (y) for any Company Benefit Plan and (z) for contracts, agreements, instruments or commitments that relate to Investment Assets (including the disposition, custody or acquisition thereof), neither the Company nor any of its Subsidiaries is a party to or expressly bound by any written or oral agreement, lease, easement, license, contract, note, bond, mortgage, indenture or other legally binding obligation or arrangement (each, a “Contract”) as of the date of this Agreement that:
(i)   would be required to be filed by the Company as a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);
(ii)   is a partnership, limited liability company, joint venture or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership, limited liability company or joint venture in which the Company owns, directly or indirectly, any voting or economic interest, other than with respect to any wholly owned Subsidiary of the Company;
(iii)   (A) limits in any material respect either the type or line of business in which the Company or any of its Subsidiaries may engage or the manner or locations in which any of them may so engage in any business (including through “non-competition” or “exclusivity” provisions) or (B) prohibits the Company or any of its Subsidiaries from soliciting any client or customer in such capacity;
(iv)   (A) grants any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of the Company or any of its Subsidiaries or (B) obligates the Company or any of its Subsidiaries to conduct business on an exclusive or preferential basis or contains a “most favored nation” or similar covenant with any third party;
(v)   relating to Indebtedness for borrowed money of the Company or any of its Subsidiaries in excess of $20,000,000, other than any Indebtedness solely between or among the Company and any of its Subsidiaries;
(vi)   provides for any guaranty of liabilities or obligations by the Company or any of its Subsidiaries, in each case that is material to the Company and its Subsidiaries, taken as a whole, other than any guaranty by the Company or any of its Subsidiaries of any of the obligations of the Company or any of its wholly owned Subsidiaries;
(vii)   limits or restricts the ability of the Company or any of its Subsidiaries to (A) declare or pay dividends or make distributions in respect of their capital stock, partner interests, membership interests or other equity interests, (B) pledge capital stock or (C) issue any guarantee of Indebtedness;
(viii)   involves the settlement of any pending or threatened Proceeding that (x) requires payment obligations after the date hereof in excess of $10,000,000 by the Company or any of its Subsidiaries or (y) imposes material ongoing restrictions on the Company or any of its Subsidiaries, in each case, other than claims settled under Reinsurance Agreements or Insurance Contracts in the ordinary course of business consistent with past practice;
(ix)   requires aggregate payments by the Company or any of its Subsidiaries in excess of $15,000,000 in any twelve-month period, other than (x) Contracts that can be terminated by the Company or any of its Subsidiaries on less than one hundred and twenty days’ notice without payment by the Company or any of its Subsidiaries of any material penalty or (y) commercial agreements entered into in the ordinary course of business consistent with past practice;
(x)   is (x) a Reinsurance Agreement involving assumed net reserves as of December 31, 2023 in excess of $300,000,000 or (y) a ceded Reinsurance Agreement that, together with all other ceded Reinsurance Agreements involving the same assuming reinsurer, involves net reserves as of

December 31, 2023 in excess of $50,000,000, or, in either case, is a Reinsurance Agreement entered into after December 31, 2023 that would reasonably be expected to involve assumed or ceded net reserves in excess of such thresholds as of the date hereof;
(xi)   is an agreement with a Governmental Entity of a type described in Section 4.15(b).
(xii)   (A) relates to the disposition or acquisition (directly or indirectly) by the Company or any of its Subsidiaries of any material assets or properties of the Company or its Subsidiaries (x) that is expected to occur after the date hereof or (y) pursuant to which any earn-out, deferred or contingent payment would be required to be paid by the Company or any of its Subsidiaries, or indemnification obligations of the Company or any of its Subsidiaries, which remain outstanding (excluding indemnification obligations in respect of representations and warranties that survive indefinitely or for periods equal to a statute of limitations), (B) pursuant to which the Company or any of its Subsidiaries will acquire any material interest in any other Person or other business enterprise or (C) contains a put, call or similar right pursuant to which the Company or any of its Subsidiaries could be required to purchase or sell, as applicable, any equity interests of any Person or assets;
(xiii)   pursuant to which the Company or any of its Subsidiaries is materially restricted in its right to assert, use or register any Company Intellectual Property (other than non-exclusive licenses granted to third-parties in the ordinary course of business consistent with past practice and non-disclosure agreements);
(xiv)   is a collective bargaining agreement or other agreement with any labor union, works council, trade union, labor association or other employee representative organization; or
(xv)   is a Material IP Contract.
(b)   Each such Contract described in clauses (i) through (xv) above is referred to herein as a “Material Contract.” Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any other party to a Material Contract is in breach or violation of any provision of, or in default under, any Material Contract, and, to the knowledge of the Company, no event has occurred that, with or without notice, lapse of time or both, would constitute such a breach, violation or default, except for breaches or violations or defaults that would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company has made available to Parent true and complete copies of each Material Contract as of the date of this Agreement. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each Material Contract is (A) a legal, valid and binding obligation of the Company or any of its Subsidiaries that is a party thereto, as applicable, and, to the knowledge of the Company, the other parties thereto (provided, however, that such enforcement may be subject to Creditors’ Rights), (B) enforceable in accordance with its terms and (C) in full force and effect. As of the date hereof and as of the Third Closing Date, neither the Company nor any of its Subsidiaries has received written notice from any other party to a Material Contract that such other party intends to terminate, not renew, renegotiate or otherwise modify the terms of any such Material Contract, except for such notices to terminate, not renew, renegotiate or modify the terms of such Material Contract that would not, individually or in the aggregate, have a Company Material Adverse Effect.
Section 4.19   Intellectual Property and Data Privacy.
(a)   Section 4.19(a) of the Company Disclosure Schedules sets forth a true, correct and complete list as of the date of this Agreement of all patent, trademark and copyright registrations and applications for registration that are Company Intellectual Property. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) the Company and its Subsidiaries own free and clear of any Encumbrances (other than Permitted Encumbrances), all Company Intellectual Property used in the conduct of the business of the Company and its Subsidiaries as currently conducted, and (ii) the items on the above Schedule are unexpired and, to the knowledge of the Company, valid and enforceable.

(b)   Each material Contract pursuant to which the Company or any of its Subsidiaries grants or obtains rights in or to use material Intellectual Property (excluding Contracts granting rights to use generally commercially available, off-the-shelf software (including “shrink-wrap” or “click-wrap” agreements)) (“Material IP Contract”) is a legal, valid and binding obligation of the Company or any of its Subsidiaries that is party thereto, and, to the knowledge of the Company, of each other party thereto, is in full force and effect and is enforceable by the Company or the applicable Subsidiary, in each case, subject to Creditors’ Rights, except as, individually or in the aggregate, is not and would not be reasonably expected to be, material to the Company and its Subsidiaries, taken as a whole.
(c)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, as of the date of this Agreement and as of the Third Closing Date, no claims are pending (i) challenging the ownership, enforceability, scope, validity or use by the Company or any of its Subsidiaries of any Company Intellectual Property or (ii) alleging that the Company or any of its Subsidiaries is violating, misappropriating or infringing the Intellectual Property rights of any Person. To the knowledge of the Company, as of the date of this Agreement and as of the Third Closing Date, no such claims have been threatened in writing except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(d)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, to the knowledge of the Company, as of the date of this Agreement and as of the Third Closing Date, (i) no Person is misappropriating, violating or infringing the rights of the Company or any of its Subsidiaries with respect to any Company Intellectual Property and (ii) the operation of the business of the Company and its Subsidiaries does not violate, misappropriate or infringe, and has not since January 1, 2023 violated, misappropriated or infringed, the Intellectual Property rights of any other Person.
(e)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company has taken commercially reasonable steps to prevent the unauthorized disclosure or use of its trade secrets and confidential information. To the knowledge of the Company, there has been no unauthorized access, use or disclosure of any trade secrets or confidential information of the Company or any of its Subsidiaries.
(f)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) the Company and its Subsidiaries have since January 1, 2023, complied with all applicable Laws, Contract obligations, binding industry standards and their own respective privacy policies (“Privacy Policies”) relating to the collection, storage, use, disclosure and transfer of any information held by the Company or its Subsidiaries that can reasonably be used to identify a natural person, including any information defined as “personal data” or “personally identifiable information” or the like under any applicable Law (including personal financial information, collectively, “Personal Data”), and neither the Company nor any of its Subsidiaries has received a complaint from any Governmental Entity or any other third party regarding its collection, storage, use, disclosure or transfer of Personal Data that is pending or unresolved, (ii) the Company and its Subsidiaries have not, since January 1, 2023, experienced any unauthorized access to or any other breach of Personal Data and (iii) the Company and its Subsidiaries have commercially reasonable security measures designed to protect (A) the operation and security of their information technology systems used in their businesses and (B) any of their Personal Data from unlawful use or access by any third party or any other access or use that would violate applicable Law or the Privacy Policies.
(g)   To the knowledge of the Company, except as would not, individually or in the aggregate, have a Company Material Adverse Effect, as of the date of this Agreement and as of the Third Closing Date, the information technology systems used by the Company and its Subsidiaries, (i) function in accordance with their specifications, documentation and/or intended purpose, and (ii) are free from material defects, viruses, malware or other corruptants.
Section 4.20   Permits.   The Company and each of its Subsidiaries holds, and since January 1, 2022, has held, all Permits necessary for it to conduct its business and to own or use its assets and properties, as such business, assets and properties are currently conducted, owned and used, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. Each of the Company and each of its

Subsidiaries is in compliance with the terms and requirements of such Permits, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. (i) All such Permits held by the Company and its Subsidiaries are, and have been since January 1, 2022, valid and in full force and effect, except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (ii) neither the Company nor any of its Subsidiaries is in default or violation, in any material respect, of any of such Permits, (iii) neither the Company nor any of its Subsidiaries is the subject of any pending or, to the knowledge of the Company as of the date hereof and as of the Third Closing Date, threatened action seeking the revocation, suspension, limitation, termination, modification, impairment or non-renewal of any material Permit and (iv) since January 1, 2022 through the date hereof and as of the Third Closing Date, neither the Company nor any of its Subsidiaries has received any written notice or, to the knowledge of the Company, oral notice from any Governmental Entity regarding (A) any actual or alleged violation of, or failure on the part of any of the Company or any of its Subsidiaries to comply with, any term or requirement of any Permit in any material respect or (B) any actual or potential revocation, withdrawal, suspension, cancellation, termination of, or material modification to, any Permit. Subject to obtaining the consents set forth in Section 4.3 of the Company Disclosure Schedule, none of the Permits will be subject to revocation, suspension, withdrawal or termination as a result of the consummation of the transactions contemplated hereby.
Section 4.21   Insurance.   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (a) the Company and its Subsidiaries maintain insurance coverage in such amounts and covering such risks as is sufficient to comply with applicable Law and which the Company believes to be commercially reasonable, and (b) all such insurance policies are in full force and effect and all premiums due thereunder have been paid when due, and there is no existing default or event that, with the giving of notice or lapse of time or both, would constitute a default, by any insured thereunder. Neither the Company nor any of its Subsidiaries is in breach or default in any material respect of any material insurance policies or has taken any action or failed to take any action that, with notice or lapse of time, would constitute such a breach or default or permit termination or modification of any material insurance policies.
Section 4.22   Brokers; Financial Advisors.   No broker, investment banker, financial advisor or other Person, other than Goldman Sachs & Co. LLC (the “Financial Advisor”), the fees and expenses of which will be paid by the Company, has been retained by or is authorized to act on behalf of the Company or is entitled to any broker’s, finder’s, financial advisor’s or other similar based fee or commission, or the reimbursement of expenses in connection therewith, in connection with any of the Transactions (including the Mergers) as a result of being engaged by the Company or any Affiliate of the Company.
Section 4.23   Opinion of Financial Advisor.   The Company Board has received the opinion of the Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the limitations, factors, qualifications, assumptions and other matters set forth therein, the Total Cash Consideration to be paid to holders of Ordinary Shares in the Mergers (other than, as applicable, Parent, Parent Merger Sub and their respective Affiliates) pursuant to this Agreement is fair, from a financial point of view, to such holders (it being understood and agreed that such opinion is for the benefit of the Company Board and may not be relied upon by Parent, Parent Merger Sub or any of their respective Affiliates). The Company will make available to Parent solely for informational purposes and on a non-reliance basis, a copy of such opinion as soon as practicable on or after the date of this Agreement.
Section 4.24   Rights Agreement; Takeover Statutes.   The Company is not party to any shareholder rights agreement, “poison pill,” voting trust or similar anti-takeover agreement or plan. No Takeover Law applies to the Company with respect to this Agreement, the Mergers.
Section 4.25   Reserves.   The Reserves of each Insurance Company contained in its respective Statutory Statements as of and for the annual periods ended December 31, 2022 and 2023, in each case: (i) were determined in all material respects in accordance with generally accepted actuarial standards consistently applied and were fairly stated in accordance with sound actuarial principles (in each case, except as otherwise noted in such Statutory Statements) and (ii) satisfied the requirements of all applicable Law in all material respects, except as otherwise noted in such Statutory Statements and notes thereto included in such Statutory Statements.

Section 4.26   Investment Assets.
(a)   Either the Company or its Subsidiary, or a trustee acting on behalf of the Company or any such Subsidiary, has good and valid title to all of the Investment Assets it purports to own, free and clear of all Encumbrances except Permitted Encumbrances.
(b)   As of the date hereof, except as, individually or in the aggregate, is not and would not be reasonably expected to be, material to the Company and its Subsidiaries, taken as a whole, the Company has no obligation to make any additional advances or investments in respect of, any of the Investment Assets and there are no outstanding commitments, options, put agreements or other arrangements relating to the Investment Assets to which the Company may be subject upon or after the Third Closing.
Section 4.27   Insurance Business.
(a)   Except as, individually or in the aggregate, is not and would not be reasonably expected to be, material to the Company and its Subsidiaries, taken as a whole, since January 1, 2022, the business of each Insurance Company has been conducted in compliance with applicable Insurance Laws. In addition, there is no charge pending or, to the Company’s knowledge, threatened in writing by any Insurance Regulator that any Insurance Company has materially violated, nor is there any investigation pending nor, to the Company’s knowledge, threatened in writing by any Insurance Regulator related to possible material violations by any Insurance Company of any applicable Insurance Laws.
(b)   Since January 1, 2022, each Insurance Company has, to the extent applicable, timely filed all material reports, statements, documents, registrations, filings, forms, rates, notices, submissions and materials required to be filed by it with any Insurance Regulator and all such reports, statements, documents, registrations, filings, forms, rates, notices, submissions and materials were in compliance in all material respects with applicable Insurance Laws when filed or as amended or supplemented, no material deficiencies or material violations have been asserted by any such Governmental Entity that have not been addressed or resolved to the satisfaction of the applicable Governmental Entity. None of the Insurance Companies is subject to any order or decree of any Insurance Regulator, and no Insurance Regulator has revoked, suspended or limited, or, to the Company’s knowledge, threatened in writing to revoke, suspend or limit, any license or other permit issued pursuant to applicable Insurance Laws to any Insurance Company.
(c)   The Company has made available to Parent true and correct copies of (i) all material reports of examination (including financial, market conduct and similar examinations) of any Insurance Company issued by any insurance Governmental Entity, in any case, since January 1, 2022 through the date hereof and (ii) all material Insurance Holding Company System Act filings or submissions made by any Insurance Company with any insurance Governmental Entity since January 1, 2022 through the date hereof. All material deficiencies or violations noted in such examination reports described in clause (i) have been resolved to the reasonable satisfaction of the Governmental Entity that noted such deficiencies or violations. Since January 1, 2022, the Company has not received any written notice from any insurance Governmental Entity that it has failed to comply with any Law in any material respect. The Company has made available to Parent copies of all material reports or findings from any audits by any insurance Governmental Entity since January 1, 2022. No audits, examinations or investigations are, as of the date hereof, being performed or, to the knowledge of the Company, are scheduled to be performed on the Company or any of its Subsidiaries by any insurance Governmental Entity.
(d)   None of the Insurance Companies is commercially domiciled under the Laws of any jurisdiction or is otherwise treated as domiciled in a jurisdiction other than that of its jurisdiction of incorporation.
(e)   Except as set forth in Section 4.27(e) of the Company Disclosure Schedules, neither the Company nor any of the Insurance Companies is subject to any requirement imposed by a Governmental Entity to maintain specified capital or surplus amounts or levels or is subject to any restriction on the payment of dividends or other distributions on its shares of capital stock, except for any such requirements or restrictions imposed by applicable Insurance Laws of general application.

Section 4.28   Third-Party Administrators.   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, to the knowledge of the Company, since January 1, 2022, each third-party administrator that managed or administered insurance business for any of the Insurance Companies, at the time such Person managed or administered such business, was duly licensed as required by Law for the type of business managed or administered on behalf of the applicable Insurance Company, and to the knowledge of the Company, no such third-party administrator has been since January 1, 2022 or is in violation (or with or without notice or lapse of time or both, would be in violation) of any term or provision of any Law applicable to the administration or management of insurance business for the Insurance Companies, except in each case as would not, individually or in the aggregate, have a Company Material Adverse Effect.
Section 4.29   Related Person Transactions.   Except for compensation or other employment arrangements, including Company Benefit Plans, in the ordinary course of business consistent with past practice, there are no Related Person Transactions that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders.
Section 4.30   Existing Debt Agreements.   As of the date hereof, no Specified Debt Event of Default has occurred and is continuing.
Section 4.31   No Additional Representations.
(a)   Except for the representations and warranties expressly made in this Article IV (and any Ancillary Agreement executed and delivered in connection herewith set forth in Section 4.31 of the Company Disclosure Schedule), none of the Company Parties nor any other Person has made or makes any representation or warranty (express, implied or otherwise) with respect to the Company or its Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) whether in connection with this Agreement, the Mergers or any other Transaction or otherwise, and the Company Parties hereby disclaim any such other representations or warranties (express, implied or otherwise). In particular, without limiting the foregoing disclaimer, except as expressly provided in this Article IV (and any Ancillary Agreement executed and delivered in connection herewith set forth in Section 4.31 of the Company Disclosure Schedule), none of the Company Parties or any other Person makes or has made any representation or warranty (express, implied or otherwise) to Parent or any of its Affiliates or any of its or their respective Representatives with respect to (i) any financial projection, forecast, estimate, forward-looking statement, budget or prospect information relating to the Company or any of its Subsidiaries or their respective businesses, (ii) the adequacy or sufficiency of the Reserves, (iii) the effect of the adequacy or sufficiency of the Reserves on any “line item” or asset, liability or equity amount, or (iv) any oral or written information made available or otherwise presented to Parent, any of its Affiliates or any of its or their respective Representatives whether in the course of their due diligence investigation of the Company Parties, the negotiation of this Agreement or in the course of the Mergers or any other Transaction or otherwise.
(b)   Notwithstanding anything to the contrary in this Agreement, each Company Party acknowledges and agrees that neither Parent, Parent Merger Sub nor any other Person has made or is making, and each Company Party expressly disclaims reliance upon, any representations or warranties (express, implied or otherwise) relating to Parent or its Subsidiaries beyond those expressly made by Parent and Parent Merger Sub in Article V, including any implied representation or warranty as to the accuracy or completeness of any information regarding Parent or its Subsidiaries made available or otherwise presented to the Company Party, any of their Affiliates or any of their respective Representatives. Without limiting the generality of the foregoing, each Company Party acknowledges that, except as expressly made in Article V, no representations or warranties (express, implied or otherwise) are made with respect to (i) any projections, forecasts, estimates, budgets or prospect or (ii) any oral or written information made available or otherwise presented to the Company Parties or any of their Affiliates or any of their respective Representatives whether in the course of the negotiation of this Agreement or in the course of the Mergers or any other Transaction or otherwise.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT AND PARENT MERGER SUB
Parent and Parent Merger Sub jointly and severally represent and warrant to the Company that, except as disclosed in the disclosure schedules delivered by Parent to the Company simultaneously with the execution of this Agreement (the “Parent Disclosure Schedules”):
Section 5.1   Corporate Existence and Power.   Parent is an exempted company limited by shares duly incorporated, validly existing and in good standing under the Laws of Bermuda. Parent Merger Sub is an exempted company limited by shares duly incorporated, validly existing and in good standing under the Laws of Bermuda. Each of Parent and Parent Merger Sub has all requisite power and authority required to enable it to own, lease, operate or otherwise hold its properties and assets and to carry on its business as now conducted. Parent is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the character of the property or assets owned, leased or operated by it or the nature of its activities make such licensing qualification necessary, except for those jurisdictions where the failures to be so licensed or qualified, individually or in the aggregate, have not had, and would not be reasonably expected to have, a Parent Material Adverse Effect. Parent has heretofore made available to the Company true, correct and complete copies of Parent’s and Parent Merger Sub’s memorandum of association and bye-laws, in each case, as amended. Parent Merger Sub is a direct, wholly owned Subsidiary of Parent that was formed solely for the purpose of engaging in the Third Merger. Since the date of its incorporation and prior to the Third Effective Time, Parent Merger Sub has not engaged in any activities other than the execution of this Agreement, the performance of its respective obligations, covenants and agreements hereunder, and matters ancillary thereto, and prior to the Third Effective Time will have, no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement, the Third Merger and the other Transactions.
Section 5.2   Authorization.
(a)   Each of Parent and Parent Merger Sub has all necessary power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is party, to perform its obligations, covenants and agreements hereunder and, subject to obtaining the Parent Merger Sub Shareholder Approval (which approval shall be provided by the written consent of Parent immediately following the execution of this Agreement), to consummate the Transactions to which it is a party. The execution, delivery and performance by each of Parent and Parent Merger Sub of this Agreement and the Ancillary Agreements to which it is party, and the consummation by each of Parent and Parent Merger Sub of the Transactions to which it is a party, have been duly authorized and approved by each of the Parent Board and the Parent Merger Sub Board, as applicable, and, except for executing and delivering the Third Statutory Merger Agreement, filing the Third Merger Application with the Registrar pursuant to the Bermuda Companies Act and obtaining the Parent Merger Sub Shareholder Approval (which approval shall be provided by the written consent of Parent immediately following the execution of this Agreement), no other action (including any shareholder vote or other action) on the part of Parent or Parent Merger Sub is necessary to authorize the execution, delivery and performance by Parent and Parent Merger Sub of this Agreement and the Ancillary Agreements to which it is party and the consummation by Parent and Parent Merger Sub of the Transactions to which it is a party. This Agreement has been duly executed and delivered by Parent and Parent Merger Sub and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of each of Parent and Parent Merger Sub, enforceable against each of them in accordance with its terms, except that such enforceability may be limited by and is subject to Creditors’ Rights.
(b)   Each of the Parent Board and the Parent Merger Sub Board have adopted resolutions that have approved the Third Merger, this Agreement and the Third Statutory Merger Agreement.
Section 5.3   Governmental Authorization.   The execution, delivery and performance by Parent and Parent Merger Sub of this Agreement and the consummation by Parent and Parent Merger Sub of the Transactions require no action by or in respect of, or Consent of, any Governmental Entity to be requested or obtained by Parent or any of its Subsidiaries other than (a) the filing of the Third Merger Application with the Registrar pursuant to the Bermuda Companies Act, (b) the approval of the Bermuda Monetary Authority pursuant to the Bermuda Exchange Control Act 1972 regarding the change of ownership of the

Company and of New Company Holdco, (c) the approvals, filings and notices under all applicable Insurance Laws as set forth in Section 5.3 of the Parent Disclosure Schedules (the “Parent Insurance Approvals”), (d) the Company Insurance Approvals (assuming the accuracy of the representations and warranties made in Section 4.3 and the completeness of Section 4.3 of the Company Disclosure Schedules), (e) filings required under, and compliance with other applicable requirements of, the HSR Act and such other Consents, filings, declarations or registrations as are required to be made or obtained under any other Antitrust Laws as set forth in Section 5.3 of the Parent Disclosure Schedules, (f) compliance with the applicable requirements of the Exchange Act, (g) compliance with the rules and regulations of NASDAQ and (h) other actions, filings or Consents the absence or omission of which or the failure to be obtained, individually or in the aggregate, have not had a Parent Material Adverse Effect.
Section 5.4   Non-Contravention.   The execution, delivery and performance by Parent and Parent Merger Sub of this Agreement and the consummation by Parent and Parent Merger Sub of the Transactions do not and will not, assuming compliance with the matters referred to in Section 5.2 and Section 5.3, (a) contravene or conflict with or constitute a violation of Parent’s or Parent Merger Sub’s memorandum of association or bye-laws, (b) contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to Parent or any of its Subsidiaries, (c) result in a breach of, require any consent under, constitute a default (or an event that with notice or the passage of time would become a default) under or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of Parent or any of its Subsidiaries or to a loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any agreement, contract or other instrument binding upon Parent or any of its Subsidiaries or any Permit or similar authorization held by Parent or any of its Subsidiaries, or (d) result in the creation or imposition of any Encumbrance (other than any Permitted Encumbrance) on any property or other asset of Parent or any of its Subsidiaries, except for such contraventions, conflicts or violations referred to in clause (b) or such breaches, consents, defaults, rights of termination, cancellations, amendments or accelerations, losses or Encumbrances referred to in clause (c) or (d) that, individually or in the aggregate, has not had, and would not be reasonably expected to have, a Parent Material Adverse Effect. The approval of the shareholders of Parent is not required by applicable Law to effect the Transactions (including the Third Merger).
Section 5.5   Disclosure Documents.   None of the information supplied or to be supplied by Parent or its Representatives for inclusion or incorporation by reference in the Proxy Statement at the date it is first mailed to the holders of Shares, and at the time of the Company Shareholders Meeting, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement reflecting information supplied by or on behalf of the Company or its Representatives for inclusion or incorporation by reference in the Proxy Statement.
Section 5.6   Litigation.   As of the date of this Agreement, there is no Proceeding pending against, or, to the knowledge of Parent, threatened against or affecting, Parent, Parent Merger Sub, or any of their respective Subsidiaries, or any of their respective officers or directors in their capacities as such, except as, individually or in the aggregate, has not had, and would not be reasonably expected to have, a Parent Material Adverse Effect.
Section 5.7   Financing.   Parent has delivered to the Company true, correct and complete copies, as of the date hereof, of the fully executed Equity Commitment Letter, Debt Commitment Letter, Preferred Equity Commitment Letter, Debt Financing Fee Letter and the Preferred Equity Financing Fee Letter; provided that the copies of the Debt Financing Fee Letter and the Preferred Equity Financing Fee Letter delivered to the Company may be redacted to omit fee amounts, pricing terms, original issue discount, successful syndication levels and other economic terms (including any “flex” provisions applicable thereto) that do not adversely impact the amount (other than through the operation of additional original issue discount or upfront fees) or adversely affect the availability of the Debt Financing or Preferred Equity Financing or expand the conditions to obtaining the Debt Financing or the Preferred Equity Financing on the Third Closing Date. As of the date hereof, except as set forth in the Commitment Letters, there are no conditions precedent to the obligations of the parties thereto to fund the full amounts contemplated by the Financing. As of the date hereof, each Commitment Letter has been duly executed and delivered by, and is a legal, valid and binding obligation of, Parent and, to the knowledge of Parent, each other party thereto, in each case, subject to Creditors’ Rights and has not been withdrawn or terminated. As of the date hereof, each Commitment Letter is in full force and effect against Parent and, to the knowledge of Parent, against each other party thereto and has not been withdrawn, terminated or modified. All commitments and other fees required to be paid under the Commitment Letters on or prior to the date hereof have been paid. Except as expressly set forth in the Commitment Letters, there are no conditions precedent related to the funding of the full amount of the Financing. As of the date hereof, assuming the satisfaction or waiver of each of the conditions precedent set forth in Section 9.1 and Section 9.3, Parent is not aware of any fact, occurrence or condition that would reasonably be expected to cause the financing commitments in the Commitment Letters to terminate or be ineffective or any term or condition of closing required to be satisfied by it pursuant to any Commitment Letter to not be met. There are no side letters (it being agreed that the Debt Financing Fee Letter and the Preferred Equity Financing Fee Letter are not side letters for this purpose), understandings or other agreements or arrangements of any kind relating to any of the Commitment Letters or the Financing that could adversely affect the availability or amount of the Financing contemplated by the Commitment Letters in any respect. Assuming the satisfaction or waiver of each of the conditions precedent set forth in Section 9.1 and Section 9.3, the aggregate proceeds of the Financing, if and when funded, will be sufficient for Parent to consummate the Transactions by payment in cash of the aggregate Total Cash Consideration payable following the Third Effective Time and the aggregate amounts payable (other than with respect to the Aggregate First Merger Amount) pursuant to the terms hereof to holders of the Company Restricted Shares, Company RSU Awards, Company PSU Awards and the Ordinary Shares held subject to the JSOP (such amount, the “Required Funding Amount”). As of the date hereof, no event has occurred that would result in any breach of or a default (or an event that, with or without notice or lapse of time, or both, would be a breach or default) under any Commitment Letter. Assuming the satisfaction or waiver of the conditions set forth in Section 9.1 and Section 9.3 on the Third Closing Date, as of the date hereof, Parent has no reason to believe that the full amount under the Commitment Letter will not be available to Parent or Parent Merger Sub on the Third Closing Date. The Equity Commitment Letter provides, and will continue to provide, that the Company is a third-party beneficiary thereof to the extent set forth therein.
Section 5.8   Guarantee.   Concurrently with the execution of this Agreement, the Guarantors have delivered to the Company a true, correct and complete copy of the Guarantee, duly executed by the Guarantors in favor of the Company. As of the date of this Agreement, the Guarantee is in full force and effect and constitutes a legal, valid and binding obligation of the Guarantors, enforceable against it in accordance with its terms. As of the date of this Agreement, no event has occurred that, with notice or lapse of time or both, would, or would reasonably be expected to, constitute a default or breach or failure to satisfy a condition on the part of the Guarantors under the Guarantee.
Section 5.9   Certain Arrangements.   As of the date of this Agreement, there are no Contracts or other agreements, arrangements or understandings (whether oral, written or otherwise) or commitments to enter into Contracts or other agreements, arrangements or understandings (whether oral, written or otherwise) (a) between Parent, Parent Merger Sub or any of their respective Affiliates (or any other Person on behalf of Parent, Parent Merger Sub or any of their respective Affiliates), on the one hand, and any member of the Company’s management or the Company Board or any of their respective Affiliates, on the other hand, that relate to compensation and retention of the Company’s management, following the Third Effective Time, the Second Surviving Company or any of its Subsidiaries, except as set forth on Section 5.9(a) of the Parent Disclosure Schedules, (b) pursuant to which any holder of Shares would be entitled to receive consideration of a different amount or nature than the Third Merger Cash Consideration or pursuant to which any holder of Shares agrees to vote to approve the Third Merger and this Agreement or agrees to vote against any Superior Proposal, except as set forth on Section 5.9(b) of the Parent Disclosure Schedules or (c) between Parent, Parent Merger Sub or any of their respective Affiliates (or any other Person on behalf of Parent, Parent Merger Sub or any of their respective Affiliates), on the one hand, and any holder of Company Restricted Shares, Company RSU Awards, Company PSU Awards or Ordinary Shares held subject to the JSOP, on the other hand, pursuant to which such holder would be entitled to receive consideration of a different amount or nature than the consideration payable pursuant to Section 2.7 or Section 2.10(a).

Section 5.10   Pending Transactions.   As of the date hereof, none of Parent, Parent Merger Sub or any of their respective Affiliates is party to any transaction pending (a) to acquire or agree to acquire by merging or consolidating with, by purchasing a portion of the assets of or equity in, or by acquiring in any other manner, any business of any Person or other business organization or division thereof, or (b) otherwise acquire or agree to acquire any assets or equity interests, or take any other action, where the entering into of a definitive agreement relating to or the consummation of such acquisition, merger or consolidation, in each case, would, or would reasonably be expected to, (i) prevent, materially delay or materially impede the consummation of the Transactions (ii) impose any material delay in the obtaining of, or materially increasing the risk of not obtaining, any consent of any Governmental Entity necessary to consummate the Transactions or the expiration or termination of any applicable waiting period; (iii) materially increase the risk of any Governmental Entity entering an Order prohibiting the consummation of the Transactions; or (iv) materially increase the risk of not being able to remove any such Order on appeal or otherwise.
Section 5.11   Brokers; Financial Advisors.   No broker, investment banker, financial advisor or other Person has been retained by or is authorized to act on behalf of Parent or Parent Merger Sub, or is entitled to any broker’s, finder’s, financial advisor’s or other similar based fee or commission, or the reimbursement of expenses in connection therewith, in connection with any of the Transactions (including the Third Merger) as a result of being engaged by Parent, Parent Merger Sub or any of their respective Subsidiaries or Affiliates, for which the Company would be liable prior to the Third Closing.
Section 5.12   No Additional Representations.
(a)   Except for the representations and warranties expressly made in this Article V, neither Parent, Parent Merger Sub nor any other Person has made or makes any representation or warranty (express, implied or otherwise) with respect to Parent, Parent Merger Sub or their respective Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) whether in connection with this Agreement, the Third Merger or any other Transaction or otherwise, and Parent and Parent Merger Sub hereby disclaims any such other representations or warranties (express, implied or otherwise). In particular, without limiting the foregoing disclaimer, except as expressly provided in this Article V, neither Parent, Parent Merger Sub nor any other Person makes or has made any representation or warranty (express, implied or otherwise) to the Company or any of its Affiliates or any of its or their respective Representatives with respect to (i) any financial projection, forecast, estimate, forward-looking statement, budget or prospect information relating to Parent, Parent Merger Sub or any of their respective Subsidiaries or their respective businesses, or (ii) any oral or written information made available or otherwise presented to the Company, any of its Affiliates or any of its or their respective Representatives whether in the course of their due diligence investigation of Parent, the negotiation of this Agreement or in the course of the Third Merger or any other Transaction or otherwise.
(b)   Notwithstanding anything to the contrary in this Agreement, Parent acknowledges and agrees that neither the Company nor any other Person has made or is making, and Parent expressly disclaims reliance upon, any representations or warranties (express, implied or otherwise) relating to the Company or its Subsidiaries beyond those expressly made by the Company in Article IV, including any implied representation or warranty as to the accuracy or completeness of any information regarding the Company or its Subsidiaries made available or otherwise presented to Parent, any of its Affiliates or any of its or their respective Representatives. Without limiting the generality of the foregoing, Parent acknowledges that, except as expressly made in Article IV, no representations or warranties (express, implied or otherwise) are made with respect to (i) any projections, forecasts, estimates, budgets or prospect, (ii) the adequacy or sufficiency of the Reserves, (iii) the effect of the adequacy or sufficiency of the Reserves on any “line item” or asset, liability or equity amount, or (iv) any oral or written information made available or otherwise presented to Parent or any of its Affiliates or any of its or their respective Representatives whether in the course of the negotiation of this Agreement or in the course of the Third Merger or any other Transaction or otherwise.

ARTICLE VI
COVENANTS OF THE COMPANY PARTIES
Section 6.1   Conduct of the Company Parties.   From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article X and the Third Effective Time, except (i) with the prior written consent of Parent (including via email) (which consent will not be unreasonably withheld, conditioned or delayed), (ii) as may be required by this Agreement, (iii) as may be required by applicable Law or an existing Contract set forth in Section 6.1 of the Company Disclosure Schedules, (iv) in connection with the COVID-19 pandemic, to the extent reasonably necessary in good faith and after using commercially reasonable efforts to provide advance notice to and consult with Parent, as required by any applicable Law, directive or guideline from any Governmental Entity arising out of, or otherwise related to, the COVID-19 pandemic (including any response to COVID-19) or (v) as set forth in Section 6.1 of the Company Disclosure Schedules, (1) the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to (x) conduct their business in the ordinary course consistent with past practice in all material respects and (y) preserve intact their business organizations, goodwill and assets, and preserve their present material relationships with Governmental Entities and other material third parties, including customers, reinsurers, suppliers and other Persons with whom the Company and its Subsidiaries have business relationships and (2) without limiting the generality of the foregoing, the Company will not, and will not permit its Subsidiaries to (and, for the avoidance of doubt, New Company Holdco will not):
(a)   adopt any change in or amendment or modification to the Company’s Organizational Documents or adopt any change or amendment or modification to the Organizational Documents of any of the Company’s Subsidiaries, in each case, whether by merger, amalgamation, consolidation or otherwise, except for any merger, amalgamation, consolidation or similar transaction solely by and among one or more wholly owned Subsidiaries of the Company consistent with the Company’s past practice;
(b)   authorize, recommend, propose, enter into or adopt a plan or agreement of complete or partial liquidation, dissolution, merger, amalgamation, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries, except for any such transaction solely by and among one or more wholly owned Subsidiaries of the Company and/or the Company;
(c)   offer, authorize, issue, sell, transfer, pledge, dispose of or Encumber any shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares, shares of capital stock or other voting or equity interests of any class or series of the Company or its Subsidiaries, other than (i) issuances pursuant to stock based awards reflected in Section 4.5 that are outstanding on the date hereof or pursuant to the Company ESPP or (ii) issuances by and among one or more wholly owned Subsidiaries of the Company and/or the Company;
(d)   (i) split, combine, subdivide, adjust or reclassify any shares, shares of capital stock or other voting or equity interests of the Company or any of its Subsidiaries or other Company Capital Stock, (ii) declare, set aside, establish a record date for or pay any dividend or other distribution payable in cash, stock or property, or any combination thereof, with respect to the shares, shares of capital stock or other voting or equity interests or other Company Capital Stock, (iii) pledge or encumber any Company Capital Stock; or (iv) alter or modify the terms of any Company Capital Stock, in each case, other than with respect to any wholly owned Subsidiary of the Company, to the Company or another wholly owned Subsidiary of the Company and the consummation of the First Merger in accordance with the terms of this Agreement;
(e)   redeem, purchase or otherwise acquire directly or indirectly any of the Company’s or any Subsidiary’s capital stock or other voting or equity interests of the Company or any of its Subsidiaries or Company Capital Stock, except for repurchases, redemptions or acquisitions (i) required by the terms of its capital stock or any securities outstanding on the date hereof and disclosed to Parent on Section 6.1(e) of the Company Disclosure Schedules, (ii) required by or in connection with the terms of any Company Benefit Plan (in each case, as in effect on the date hereof and provided to Parent) in the ordinary course of the operations of such plan consistent with past practice, (iii) repurchases, redemptions or acquisitions by a wholly owned Subsidiary of share capital or such other securities or equity or voting interests, as the case may be, of another of its wholly owned Subsidiaries in the ordinary course of business consistent with past practice or (iv) in satisfaction of and in accordance with any terms or conditions (e.g., Tax withholding obligations) under a Company Restricted Share award, Company RSU Award, Company PSU Award or the JSOP;
(f)   except as required under applicable Law or the terms of any Company Benefit Plan set forth in Section 4.14(a) of the Company Disclosure Schedules, (i) grant any equity or equity-based awards, (ii) increase the compensation or benefits of any officer, employee or individual independent contractor, other than increases in annual base salary or wage rate as part of the Company’s ordinary course year-end performance review process for employees whose annual base salary or wage rate does not exceed $300,000 per annum in the ordinary course of business consistent with past practice, (iii) enter into, adopt, grant or provide any change in control, severance, retention or similar payments or benefits to any officer or employee, (iv) subject to clauses (i)  – (iii) above, establish, adopt, enter into, terminate or materially amend any Company Benefit Plan or establish, adopt or enter into any plan, agreement, program, policy or other arrangement that would be a Company Benefit Plan if it were in existence as of the date hereof, other than (A) in connection with routine, immaterial or ministerial amendments to health and welfare plans in the ordinary course of business consistent with past practice that do not materially increase benefits or (B) in connection with severance payments or benefits provided in the ordinary course of business consistent with past practice in an amount consistent with past practice in connection with the termination of employment of any employee whose annual base salary or wage rate does not exceed $300,000 per annum, (v) accelerate the vesting or payment of any payments or benefits under any Company Benefit Plan, or (vi) hire or terminate (other than for cause) any officer, employee or individual independent contractor of Company or any of its Subsidiaries, except in the ordinary course of business consistent with past practice with respect to any such officer, employee or individual independent contractor whose annual base salary or wage rate or prospective annual base salary or wage rate does not exceed $250,000;
(g)   acquire or agree to acquire (including by merging, amalgamating or consolidating with, or by purchasing all or a substantial portion of the assets of, or by purchasing all or a substantial equity or voting interest in, or by any other manner) any (i) business or Person or division thereof or (ii) any other assets, in each case of clauses (i) and (ii), for consideration in excess of $25,000,000 individually or $50,000,000 in the aggregate; provided, however, that this clause (g) shall not apply to Investment Assets in the ordinary course of business consistent with past practice and in compliance with the Investment Guidelines;
(h)   sell, lease, transfer, license, Encumber, abandon or otherwise dispose of any material portion of its assets or property (which shall include any sale of any capital stock of any Subsidiary of the Company), other than (i) dispositions of obsolete, surplus, or worn out assets or assets that are no longer used or useful in the conduct of the business of the Company or any of its Subsidiaries, (ii) transfers solely among the Company and its wholly owned Subsidiaries, (iii) leases and subleases of real property owned or leased by the Company or its Subsidiaries and voluntary terminations or surrenders of leases on real property held by the Company or its Subsidiaries, in each case, in the ordinary course of business consistent with past practice, (iv) sales of Investment Assets in the ordinary course of business consistent with past practice (including in connection with cash management or investment portfolio activities, including with respect to Investment Assets) and in compliance with the Investment Guidelines, (v) sales or dispositions required by or in connection with the terms of any Contract made available to Parent prior to the date hereof, (vi) sales or other dispositions of other assets in the ordinary course of business consistent with past practice and not in excess of $50,000,000 in the aggregate, (vii) abandonments of any issued or registered immaterial Company Intellectual Property at the reasonable business judgment of the Company or its Subsidiaries or any issued or registered Company Intellectual Property at the end of its maximum statutory term, or (viii) the grant of non-exclusive licenses of Company Intellectual Property in the ordinary course of business consistent with past practice;
(i)   (A) incur, create, assume or otherwise become liable or responsible for or prepay, redeem or defease any Indebtedness, other than (i) any Indebtedness solely among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries, (ii) guarantees by the Company of Indebtedness of its wholly owned Subsidiaries or guarantees by any Subsidiaries of Indebtedness of the Company, (iii) any “keep well” agreement entered into by the Company or any of its Subsidiaries with respect to any of the Company’s Subsidiaries, (iv) investment portfolio transactions (including with respect to Investment Assets) in the ordinary course of business consistent with past practice and in compliance with the Investment Guidelines, (v) letters of credit issued in the ordinary course of business consistent with past practice in the insurance or reinsurance business of the Company or any of its Subsidiaries; (vi) Indebtedness incurred in connection with the refinancing upon the scheduled expiration of the Company’s Existing Credit Agreements or any commitment thereunder; provided, that such refinancing shall not (x) be materially less favorable to the Company and its Subsidiaries, taken as a whole, than the Existing Credit Agreements, taking into account (in consultation with Parent) changes in credit markets and borrowing conditions for similarly situated companies at the time of such refinancing, (y) be incurred in an aggregate principal greater than the Existing Credit Agreements plus additional amounts that do not exceed, together with amounts incurred under clause (viii) below, $50,000,000 or (z) be incurred from an Affiliate of the Company, (vii) any drawdown of any existing credit facility of the Company or any of its Subsidiaries as of the date of this Agreement in an amount that would result in an aggregate amount outstanding under any such existing credit facilities of $400,000,000 or (viii) any other incurrence, guaranty or assumption of Indebtedness so long as the aggregate amount thereof at any given time after the date hereof does not exceed, together with the additional amounts referred to in clause (vi) above, $50,000,000, (B) except as provided in clause (A)(vi) above, (i) voluntarily terminate or reduce any commitments provided for in the Existing Credit Agreements as in effect on the date hereof or (ii) voluntarily enter into any amendment, waiver or other modification with respect to any Existing Credit Agreement except for the Specified Amendments and amendments, waivers and other modifications for a bona fide purpose (in the reasonable discretion of the Company) and in consultation with Parent; it being agreed that the following shall not constitute a bona fide purpose for purposes of the foregoing limitation: (w) such voluntary amendment, waiver or modification is entered into for the purpose of implementing a material increase in the aggregate fees or interest rate payable under the applicable Existing Credit Agreement payable thereunder (other than any such changes that are only applicable prior to the Closing), (x) such voluntary amendment, waiver or modification is entered into for the purpose of resulting in the terms of such Existing Credit Agreement being materially less favorable to the Company and its Subsidiaries, taken as a whole, than the Existing Credit Agreements as of the date hereof taking into account (in consultation with Parent) changes in credit markets and borrowing conditions for similarly situated companies at the time of such amendment, waiver or modification, (y) such voluntary amendment, waiver or modification is entered into for the purpose of reducing the aggregate amount of available commitments thereunder or (z) such voluntary amendment, waiver or modification is entered into for the purpose of causing a Debt Event of Default at such time or immediately after giving effect to the Transactions or otherwise materially delay or prevent the Closing;
(j)   (i) modify, amend, terminate, assign or waive any material rights under any Material Contract or (ii) enter into any agreement that would constitute a Material Contract if in effect on the date of this Agreement, in each case, other than in the ordinary course of business consistent with past practice;
(k)   commence, settle or compromise any Proceeding, whether now pending or hereafter made or brought, or waive any claims, other than with respect to the Company’s and its Subsidiaries’ ordinary course claims activity, (i) in any such case (A) in an amount in excess of $5,000,000 individually (net of the amounts reserved for such matters by the Company or any of its Subsidiaries or amounts covered by insurance) or (B) that imposes (1) any material obligation to be performed by, or (2) material restriction imposed against, the Company or any of its Subsidiaries following the Third Closing Date or (ii) in the aggregate of all such cases, in an amount in excess of $10,000,000 (net of the amounts reserved for such matters by the Company or any of its Subsidiaries or amounts covered by insurance);
(l)   except for any such change that is not material or required by GAAP, SAP, Insurance Regulators, Insurance Law or other applicable Law, change any method of financial accounting methods, principles or practices used by the Company or any of its Subsidiaries;
(m)   (i) make, change, or revoke any entity classification or other material Tax election, (ii) change any annual Tax accounting period or material method of Tax accounting, (iii) file any material amended

Tax Return, (iv) settle or compromise any material claim, Proceeding or assessment for any Taxes, (v) enter into any closing agreement with, request any ruling from, or initiate or enter into any voluntary disclosure with, any Tax Authority, (vi) surrender any right to claim a refund of a material amount of Taxes, (vii) consent to any extension or waiver of the limitation period applicable to any material amount of Taxes, or (viii) file any material Tax Return in a manner inconsistent with the past practices of the Company or its relevant Subsidiary;
(n)   (i) modify, extend, or enter into any collective bargaining agreement or other agreement with any labor union, works council, trade union, labor association or other employee representative organization, or (ii) voluntarily recognize or certify any labor union, works council, trade union, labor association or other employee representative organization, or group of employees of the Company or any of its wholly owned Subsidiaries as the bargaining representative for any employees of the Company or its wholly owned Subsidiaries;
(o)   implement any “mass layoff” or “plant closing” which triggers the notification requirements of the WARN Act;
(p)   incur, authorize or commit to incur any capital expenditures other than (1) in an amount not to exceed 115% of the aggregate amount in the capital expenditure budget set forth in Section 6.1(p)(1) of the Company Disclosure Schedules; or (2) pursuant to agreements in effect prior to the date of this Agreement and set forth on Section 6.1(p)(2) of the Company Disclosure Schedules;
(q)   engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;
(r)   (i) enter into any new line of business, or (ii) issue any Insurance Contracts other than renewals of existing Insurance Contracts in accordance with the terms thereof, introduce any new products, or change in any material respect existing products, to the extent doing so under this clause (ii) would be material to the Company and its Subsidiaries, taken as a whole;
(s)   enter into any material agreement or commitment with any Insurance Regulator;
(t)   materially alter or materially amend any existing insurance or reinsurance underwriting, reserving, accounting, actuarial, claim handling, loss control or policy retention practice, guideline or policy of the Company or any of its Subsidiaries, except as may be required by GAAP or SAP, or fail in any material respect to comply with such practices, guidelines or policies as so altered or amended;
(u)   (i) materially alter or amend the investment practices, guidelines or policies of the Company or of its Subsidiaries, including the asset allocation guidelines set forth in Section 6.1(u) of the Company Disclosure Schedules, or fail in any material respect to comply with such practices, guidelines or policies or (ii) without limiting the generality of the foregoing, (A) engage any asset manager to provide investment management services to the Company or its Subsidiaries, where such manager has not been engaged to provide investment management services to the Company or its Subsidiaries as of the date hereof or (B) except (x) as approved by the Company’s investment committee as of the date hereof and set forth in Section 6.1(u)(B) of the Company Disclosure Schedules, or (y) as required by any Contract in effect as of the date hereof and made available to Parent and set forth in Section 6.1(u)(B) of the Company Disclosure Schedules, commit funds or invest assets in a manner that would require the approval of the Company’s investment committee;
(v)   modify any public or posted privacy policy or the operation or security of any information technology systems, in each case, in any manner that is materially adverse to the business of the Company or any of its Subsidiaries, except as required by applicable Law;
(w)   with respect to New Company Holdco and Company Merger Sub, engaged in any activities other than the performance of their respective obligations, covenants and agreements hereunder, and matters ancillary thereto; or
(x)   authorize any of, or agree or commit to do, in writing or otherwise, any of the foregoing.

Nothing contained herein shall give to Parent or Parent Merger Sub, directly or indirectly, rights to control or direct the operations of the Company or its Subsidiaries prior to the Third Effective Time. Prior to the Third Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions hereof, complete control and supervision of its operations.
Section 6.2   Employee Matters.
(a)   From and after the Third Effective Time, Parent shall, or shall cause the Second Surviving Company to, honor all Company Benefit Plans (including the Company Incentive Plans and those compensation arrangements and agreements permitted by Section 6.1) in accordance with their terms; provided that nothing herein shall restrict Parent or the Second Surviving Company from amending or terminating any such Company Benefit Plan in accordance with its terms (and for clarity, the Company Incentive Plans for calendar year 2025 shall not be subject to amendment or termination). For a period of one year following the Third Effective Time, (or such shorter period that the applicable Company Employee remains employed with the Company or its Subsidiaries following the Third Closing Date), Parent shall provide, or shall cause to be provided, to each employee of the Company and its Subsidiaries at the Third Effective Time who continues to remain employed with the Company and its Subsidiaries (each, a “Company Employee”) (i) an annual base salary or wage rate that is no less favorable than the annual base salary or wage rate provided to the Company Employee immediately prior to the Third Effective Time, (ii) annual cash incentive compensation opportunities (including, as applicable, target amounts) that are no less favorable in the aggregate to those provided to the Company Employee immediately prior to the Third Effective Time, (iii) long-term equity target incentive opportunities that are no less favorable than those provided to the Company Employee immediately prior to the Third Effective Time (provided that cash target incentive opportunities of equivalent value may be provided in lieu of equity target incentive opportunities), (iv) retirement, health and welfare benefits (excluding severance benefits and defined benefit pension plans and post-employment welfare benefit plans and nonqualified deferred compensation) that are substantially comparable in the aggregate than those retirement and health and welfare benefits (excluding severance benefits and defined benefit pension plans and post-employment health and welfare benefit plans) provided to the Company Employee immediately prior to the Third Effective Time and (v) severance benefits that are no less favorable in the aggregate than those set forth in Section 6.2(a) of the Company Disclosure Schedules.
(b)   For purposes of vesting, eligibility to participate and level of benefits under the employee benefit plans of Parent and its Subsidiaries providing benefits to any Company Employee after the Third Effective Time (the “New Plans”), each Company Employee shall be credited with his or her years of service with the Company and its Subsidiaries and their respective predecessors, to the same extent such Company Employee was entitled, before the Third Effective Time, to credit for such service under any similar Company Benefit Plan in which such Company Employee participated or was eligible to participate immediately prior to the Third Effective Time; provided, however, that the foregoing shall not apply with respect to benefit accrual under any defined benefit pension plan, for purposes of any post-employment welfare benefit plan, or to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, Parent shall cause (i) each Company Employee to be immediately eligible to participate, without any waiting time, in each New Plan to the extent such Company Employee was eligible to participate immediately prior to the Third Effective Time in a Company Benefit Plan providing analogous benefits (such Company Benefit Plans, collectively, the “Legacy Plans”), (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Company Employee, all pre-existing condition exclusions and actively-at-work requirements of such New Plans to be waived for such Company Employee and his or her covered dependents, such that each Company Employee shall be immediately eligible to participate therein, without any waiting time, notwithstanding anything herein to the contrary, unless such conditions would not have been waived under the Legacy Plans, and (iii) any eligible expenses incurred by a Company Employee and his or her covered dependents during the portion of the plan year of each Legacy Plan ending on the date such Company Employee’s participation in the corresponding New Plan begins shall be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Company Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(c)   If the Company has not paid outstanding annual cash incentive bonuses in respect of calendar year 2024 (the “Outstanding 2024 Annual Bonuses”) prior to the Third Closing Date, then Parent shall pay, or shall cause the Second Surviving Company to pay, within 30 days after the Third Closing Date, to each Company Employee who is employed by the Company or any of its Subsidiaries on the Third Closing Date and who participates in a Company Benefit Plan that provides the opportunity to earn an annual cash incentive bonus (each, a “Company Incentive Plan”), such Company Employee’s Outstanding 2024 Annual Bonus in an amount determined in accordance with Section 6.2(c) of the Company Disclosure Schedules.
(d)   If the Third Effective Time does not occur prior to March 1, 2025, the compensation committee of the Company Board shall determine the annual cash incentive bonus opportunity for each Company Employee under each Company Incentive Plan with respect to calendar year 2025 in a manner consistent with past practice; provided that the aggregate budgeted target cost under such Company Incentive Plans with respect to such calendar year 2025 annual cash incentive bonus opportunities does not exceed 105% of the aggregate budgeted target cost under the comparable calendar year 2024 Company Incentive Plan.
(e)   Nothing contained in this Section 6.2, express or implied, shall (i) be construed to establish, amend or modify any benefit or compensation plan, program, agreement, contract, policy or arrangement, (ii) create any third-party beneficiary rights or obligations in any person (including any employee) or any right to employment or services or continued employment or service or to a particular term or condition of employment or service with Parent or the Company or any of their respective Subsidiaries or Affiliates or (iii) limit the right of Parent or the Company or any of their respective Subsidiaries or Affiliates to (A) terminate the employment or service of any employee or other service provider following the Third Closing at any time and for any or no reason, or (B) terminate or amend any Company Benefit Plan in accordance with its terms.
Section 6.3   Access to Information.   From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article X and the Third Effective Time, to the extent permitted by applicable Law and, subject to Section 8.1 and Section 8.9 (including the limitations in Section 8.9(a)), the Company will (a) give Parent and any of its Representatives access to the offices, properties, personnel, Representatives, books and records of the Company and its Subsidiaries and (b) furnish to Parent and any of its Representatives such financial and operating data and other information, in each case, that is reasonably necessary in connection with Parent’s strategic and integration planning with respect to the Transactions. Any such access will be conducted during normal business hours upon reasonable advance notice, at Parent’s expense and under the supervision of appropriate personnel of the Company and its Subsidiaries and in such a manner to limit disruption and as not to unreasonably interfere with the normal operation of the business of the Company and its Subsidiaries, and will be subject to the Company’s reasonable security measures and insurance requirements. Notwithstanding the foregoing, the Company shall not be required to (or to cause any of its Subsidiaries to) afford such access or furnish such information to the extent that the Company believes in good faith that doing so would: (i) result in the loss of attorney-client privilege, the work product immunity or any other legal privilege or similar doctrine; (ii) violate any confidentiality obligations of the Company or any of its Subsidiaries to any third person or otherwise breach, contravene or violate any then effective Contract to which the Company or any of its Subsidiaries is party; (iii) result in a competitor of the Company or any of its Subsidiaries receiving information that is competitively sensitive; or (iv) breach, contravene or violate any applicable Law; provided that, in each case, the Company shall use its reasonable best efforts to allow for such access or disclosure in a manner that does not or would not reasonably be expected to result in any of the foregoing. In addition, Parent may request, no more than thirty (30) days prior to the anticipated Closing Date, and the Company shall provide, the most current capitalization information available to the Company, including the number of issued and outstanding Company Securities and related underlying ownership detail, together with projected amounts as of the anticipated Closing Date. All information obtained by Parent or any of its Representatives pursuant to this Section 6.3 shall be kept confidential in accordance with, and shall otherwise be subject to the terms of, the Confidentiality Agreement.
Section 6.4   First Merger Cash Consideration.
(a)   Unless otherwise prohibited by Law or any Governmental Entity, from the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article X and the time immediately prior to the First Effective Time, the Company shall (i) use commercially reasonable efforts to cause the Company to hold an amount in cash or liquid securities equal to the Aggregate First Merger Amount by December 31, 2024 (including, as necessary, by transferring or distributing cash out of Subsidiaries), (ii) use commercially reasonable efforts to reserve such cash solely for the purpose of paying the full amount of the Aggregate First Merger Amount as consideration in the First Merger and (iii) not, and shall cause its Subsidiaries not to, take any action or omit to take any action for the purpose or knowingly with the effect of adversely affecting the ability of the Company to pay the First Merger Cash Consideration.
(b)   If the Consent of any Governmental Entity is required for the Company or its Subsidiaries to take any of the actions set forth in Section 6.4(a) or to pay the full amount of the Aggregate First Merger Amount as consideration in the First Merger, the Company, New Company Holdco and Parent shall, and shall cause their respective Subsidiaries to, use reasonable best efforts to obtain, as promptly as practicable, such Consents.
(c)   The Company shall consult with Parent prior to the Company or any of its Subsidiaries prior to (i) entering into any Contract to liquidate Investment Assets for the purpose of funding the Aggregate First Merger Amount or (ii) entering into any transaction, agreement, arrangement or understanding that, individually or in the aggregate, by its effect on the capital or surplus of the Company and its applicable Subsidiaries or otherwise, would reasonably be expected, in the good faith judgment of the Company, to adversely affect the ability of New Company Holdco to pay the full amount of the Aggregate First Merger Amount as aggregate cash consideration in the First Merger.
(d)   Unless otherwise prohibited by Law, immediately prior to the First Effective Time, the Company shall contribute and transfer to New Company Holdco an amount in cash equal to the Aggregate First Merger Amount.
(e)   Each of the Company and New Company Holdco shall use reasonable best efforts to pay or cause to be paid aggregate cash consideration in the First Merger equal to the Aggregate First Merger Amount.
Section 6.5   Certain Tax Information.   As soon as reasonably practicable after the date hereof, the Company shall deliver or cause to be delivered to Parent copies of the draft documents described in Section 6.5 of the Company Disclosure Schedules. Within five (5) Business Days of receipt, Parent shall have the right to provide comments to such draft documents, and the Company shall consider in good faith any such comments submitted by Parent prior to the finalization and submission of such documents.
Section 6.6   New Company Holdco Shareholder Approval.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, New Company Holdco will take all action necessary to cause New Company Holdco to perform its obligations, covenants and agreements under this Agreement.
(b)   Immediately following the execution of this Agreement, the Company shall execute and deliver, in accordance with Section 106 of the Bermuda Companies Act and in its capacity as the sole shareholder of New Company Holdco, a written consent approving this Agreement, the First and Second Statutory Merger Agreements (the “New Company Holdco Shareholder Approval”).
ARTICLE VII
COVENANTS OF PARENT
Section 7.1   Director and Officer Liability.
(a)   Without limiting any other rights that any Indemnified Person may have pursuant to any Contract (including any employment agreement or indemnification agreement), under applicable Law or pursuant to the Company Charter or the Company Bye-Laws (each in effect as of immediately prior to the date of this Agreement), the Organizational Documents of the Second Surviving Company and the Organizational Documents of the Company’s Subsidiaries, from and after the Third Effective Time, Parent and the Second Surviving Company shall (i) jointly and severally, indemnify, defend and hold harmless each Person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Third Effective Time, a director, advisory director or officer of the Company or of any of its Subsidiaries, or who acts as a fiduciary under any Company Benefit Plan or is or was serving at the request of the Company or any of its Subsidiaries as a director, advisory director or officer of another corporation, partnership, limited liability company, joint venture, employee benefit plan, trust or other enterprise (the “Indemnified Persons”) against all losses, claims, damages, costs, fines, penalties, expenses (including attorneys’ and other professionals’ fees and expenses), liabilities or judgments or amounts that are paid in settlement, of or incurred in connection with any threatened or actual Proceeding to which such Indemnified Person is a party or is otherwise involved (including as a witness) based, in whole or in part, on or arising, in whole or in part, out of the fact that such Person is or was a director, advisory director or officer of the Company or any of its Subsidiaries, a fiduciary under any Company Benefit Plan or is or was serving at the request of the Company or any of its Subsidiaries as a director, advisory director or officer of another corporation, partnership, limited liability company, joint venture, employee benefit plan, trust or other enterprise or by reason of anything done or not done by such Person in any such capacity, to the extent pertaining to any act or omission occurring or existing at or prior to the Third Effective Time and whether asserted or claimed prior to, at or after the Third Effective Time (“Indemnified Liabilities”), including all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to, this Agreement or the Transactions, in each case and (ii) to the fullest extent permitted under applicable Law or pursuant to the Company Bye-Laws (each in effect as of immediately prior to the date of this Agreement), advance reasonable and documented out-of-pocket costs and expenses (including attorneys’ and other professionals’ fees and expenses) incurred by any Indemnified Person in connection with matters for which such Indemnified Persons are eligible to be indemnified by the Company, the Second Surviving Company or any of its Subsidiaries pursuant to this Section 7.1(a) (or otherwise) promptly, and in any case within 20 days, after receipt by the Second Surviving Company of a written request for such advance, subject to the execution by such Indemnified Persons of appropriate undertakings in favor of Parent and the Second Surviving Company to repay such advanced costs and expenses if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Person is not entitled to be indemnified. Any Indemnified Person wishing to claim indemnification or advancement of expenses under this Section 7.1(a), upon learning of any such Proceeding, shall notify the Second Surviving Company (but the failure to so notify shall not relieve a Party from any obligations that it may have under this Section 7.1(a) except to the extent such failure actually materially and adversely prejudices such Party’s position with respect to such claims). Parent will have the right, upon written notice to any applicable Indemnified Person, to assume the defense of any Proceeding in respect of which indemnification is or would be sought hereunder employing counsel reasonably satisfactory to such Indemnified Person and all Indemnified Persons will be entitled to retain one counsel, mutually agreed upon by such Indemnified Persons (provided, that if there is actual, perceived or reasonably perceivable conflict between such Indemnified Persons as to the choice of counsel, each Indemnified Person shall be entitled to their own counsel to the extent reasonably advisable due to such conflict), whether or not Parent elects to control the defense of any such Proceeding. Notwithstanding anything to the contrary in this Agreement, none of Parent, the Second Surviving Company nor any of their respective Affiliates will settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Proceeding for which indemnification may be sought by an Indemnified Person pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all applicable Indemnified Persons from any and all liability arising out of such Proceeding. Any determination required to be made with respect to whether the conduct of any Indemnified Person complies or complied with any applicable standard will be made by independent legal counsel selected by the Second Surviving Company (which counsel will be reasonably acceptable to such Indemnified Person), the fees and expenses of which will be paid by the Second Surviving Company.
(b)   For a period of six years from the Third Effective Time, Parent and the Second Surviving Company shall not amend, repeal or otherwise modify (i) any provision in the Company Charter and the Company Bye-Laws, in each case, in effect immediately prior to the Third Effective Time, (ii) any provision in any Contract of the Company or its Subsidiaries with any of their respective directors, advisory directors or officers in effect as of the date hereof and made available to Parent, (iii) any provision in the Organizational Documents of the Second Surviving Company or (iv) any provision in the Organizational Documents of any Subsidiary of the Company in effect as of immediately prior to the Third Effective Time, in each case, in any manner that would adversely affect the rights thereunder of any Indemnified Person to indemnification, exculpation, defense, being held harmless or expense advancement with respect to Indemnified Liabilities, except to the extent required by applicable Law. For a period of six years from the Third Effective Time, Parent shall, and shall cause the Second Surviving Company and its Subsidiaries to, fulfill and honor any rights of any Indemnified Person to indemnification, exculpation, defense, being held harmless or expense advancement with respect to Indemnified Liabilities under (u) any provision in the Company Bye-Laws, in each case, in effect immediately prior to the Third Effective Time, (v) any provision in any Contract of the Company or its Subsidiaries with any of their respective directors, advisory directors or officers in effect as of the date hereof and made available to Parent, (w) any Contract (including any employment agreement or indemnification agreement) in effect as of immediately prior to the Third Effective Time and made available to Parent, (x) applicable Law, (y) any provision in the Organizational Documents of the Second Surviving Company or (z) any provision in the Organizational Documents of any Subsidiary of the Company in effect as of immediately prior to the Third Effective Time, in each case to the fullest extent permitted under applicable Law.
(c)   Prior to the Third Effective Time, the Company shall, and if the Company is unable to, Parent shall cause the Second Surviving Company to, put in place effective as of the Third Effective Time, and prepay no later than immediately prior to the Third Closing, “tail” insurance policies with a claims reporting or discovery period of six years from the Third Effective Time with terms and conditions providing retentions, limits and other material terms that are no less favorable than the current directors’ and officers’ liability insurance policies maintained by the Company and its Subsidiaries with respect to matters, acts or omissions existing or occurring at or prior to the Third Effective Time (including the Transactions); provided, however, that in no event shall the Company spend, and in no event shall Parent or the Second Surviving Company be required to spend, more than the amount set forth on Section 7.1 of the Company Disclosure Schedules (the “Cap Amount”) for the six years of coverage under such “tail” policies; provided, further, that if the cost of such insurance exceeds the Cap Amount, then the Company or Parent or the Second Surviving Company, as applicable, shall purchase and obtain a policy with the greatest coverage available for a cost equal to such Cap Amount.
(d)   For the avoidance of doubt, the obligations of Parent and the Second Surviving Company under this Section 7.1 shall survive the consummation of the Third Merger and shall not be terminated or modified in such a manner during the six-year period after the Third Closing as to adversely affect any Indemnified Person to whom this Section 7.1 applies without the consent of such affected Indemnified Person (it being expressly agreed that the Indemnified Persons to whom this Section 7.1 applies shall be third-party beneficiaries of this Section 7.1, each of whom may enforce the provisions of this Section 7.1). The obligations, covenants and agreements contained herein shall not be deemed to be exclusive of any other rights to which any Indemnified Person is entitled, whether pursuant to Law, Contract, or otherwise. Nothing in this Agreement is intended to, shall be construed to, or shall release, waive, or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors, advisory directors and employees, it being understood and agreed that the indemnification provided for in this Section 7.1 is not prior to, or in substitution for, any such claims under any such policies.
(e)   In the event that Parent or the Second Surviving Company (i) consolidates with or merges into any other Person and shall not be the continuing or surviving company or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, in each such case, proper provisions shall be made so that the successors and assigns of Parent or the Second Surviving Company, as the case may be, shall assume its obligations, covenants and agreements set forth in this Section 7.1. The provisions of this Section 7.1 are intended to be for the benefit of, and shall be enforceable by, the Parties and any and all Persons entitled to indemnification or insurance coverage or expense advancement pursuant to this Section 7.1, and their heirs and representatives.

Section 7.2   Parent Merger Sub Shareholder Approval.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, Parent will take all action necessary to cause Parent Merger Sub to perform its obligations, covenants and agreements under this Agreement.
(b)   Immediately following the execution of this Agreement, Parent shall execute and deliver, in accordance with Section 106 of the Bermuda Companies Act and in its capacity as the sole shareholder of Parent Merger Sub, a written consent approving this Agreement, the Third Statutory Merger Agreement and the Third Merger (the “Parent Merger Sub Shareholder Approval”).
Section 7.3   Owned Ordinary Shares.   The Reinvesting Shareholders shall vote or cause to be voted all Ordinary Shares beneficially owned by it or any of its Affiliates in favor of adoption of this Agreement at the Company Shareholders Meeting.
ARTICLE VIII
COVENANTS OF PARENT AND THE COMPANY
Section 8.1   Reasonable Best Efforts; Regulatory Matters.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, including Section 8.1(f), the Company and Parent shall use reasonable best efforts to (i) consummate and make effective, as promptly as reasonably practicable, the Transactions, (ii) prepare and file as promptly as reasonably practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents with Governmental Entities, (iii) obtain as promptly as reasonably practicable all Consents required to be obtained from any Governmental Entity that are necessary, proper or advisable to consummate the Mergers and the other Transactions, including those Consents set forth on Section 8.1(a) of the Company Disclosure Schedules (the “Required Consents”), (iv) execute and deliver any additional instruments necessary, proper or advisable to consummate the Transactions and (v) take any and all steps that are reasonably necessary, proper or advisable to avoid each and every impediment under any applicable Law that may be asserted by, or Proceeding that may be entered by, any Governmental Entity with respect to this Agreement or the Transactions, as promptly as practicable; provided, however, that the Company shall not be required to compromise any right, asset or benefit or expend any amount or incur any liabilities, make any accommodations or provide any other consideration in order to obtain any such third-party consent.
(b)   Each of the Company Parties, Parent and Parent Merger Sub shall consult with one another with respect to the obtaining of all Required Consents, and each of the Company Parties, Parent and Parent Merger Sub shall keep the others reasonably apprised on a prompt basis of the status of matters relating to such Required Consents. The Company and Parent shall (i) have the right to review in advance, to the extent practicable, and each will consult the other to provide necessary information with respect to all filings made with, or additional information or documentary materials submitted to, any Governmental Entity in connection with, the Required Consents, the Mergers or any other Transactions (ii) each promptly inform the other Party, and if in writing, furnish the other Party with copies of (or, in the case of oral communications, advise the other Party orally of) any material communication from or with any Governmental Entity regarding the Mergers and the other Transactions, and permit the other Party to review in advance any proposed material communication by such Party to any Governmental Entity and shall promptly advise the other Party when any such communication causes such Party to believe that there is a reasonable likelihood that any such Required Consent will not be obtained or that the receipt of any such Required Consent will be materially delayed or conditioned, and (iii) provide the other Party with the opportunity to participate in any meeting, whether telephonic, video conference or in-person, with any Governmental Entity in respect of any filing, investigation or other inquiry in connection with the Transactions (other than non-substantive scheduling or administrative calls) to the extent (x) permitted by applicable Law and by such Governmental Entity and (y) not involving discussion of Personal Data or commercially sensitive information. Subject to the applicable limitations in this Section 8.1, including those in the following sentence, if any Party receives a request for additional information or documentary material from any

Governmental Entity with respect to the Transactions, then such Party shall use reasonable best efforts to make, or cause to be made, as promptly as reasonably practicable and after consultation with the other Party, an appropriate response in compliance with such request; provided, that, it is understood that, with respect to any information requested by a Governmental Entity, the production of which would be burdensome or intrusive to any Person, such Person shall be entitled to enter into good faith discussions with such applicable Governmental Entity regarding retraction or limitation of the scope of such request. Subject to applicable Laws or any request made by any applicable Governmental Entity (including the staff thereof), the Company and Parent shall, subject to redaction of Personal Data or commercially sensitive information, each furnish to each other copies of all material correspondence, filings and written communications between it and any such Governmental Entity with respect to this Agreement, the Mergers and the other Transactions, and use reasonable best efforts to furnish the other Party with such necessary information and reasonable assistance as the other Party may reasonably request in connection with its preparation of filings or submissions of information to any such Governmental Entity (which such reasonable best efforts shall include the exercise by the Company or any of its Subsidiaries of its rights under any shareholders, limited liability company, limited partnership or similar operating agreement to which the Company or such Subsidiary is a party to obtain such necessary information and reasonable assistance from each Minority-Owned Insurance Subsidiary in connection with the preparation of filings or submissions of information to any such Governmental Entity); provided, however, that any materials required to be provided to the other Party pursuant to this Section 8.1(b) may be redacted (v) to remove any Personal Data about any individual, (w) to remove any commercially sensitive information, (x) to remove references concerning the valuation of the Company, (y) as necessary to comply with contractual obligations, and (z) as necessary to address reasonable legal privilege and work product protection concerns. All filing fees in connection with any Consents from any Governmental Entities, including the Required Consents, as contemplated by this section shall be borne by Parent.
(c)   In furtherance of and without limiting the generality of the foregoing, (i) the Company and Parent shall submit the notifications required under the HSR Act relating to the Transactions within 15 Business Days of the date of this Agreement and prepare and file such other materials as may be required under any other applicable antitrust, competition or trade regulation Law (collectively, “Antitrust Laws”) with respect to the Transactions in the jurisdictions set forth on Section 8.1(c) of the Company Disclosure Schedules as promptly as reasonably practicable and (ii) Parent shall (and shall cause its Subsidiaries and Affiliates to) file or cause to be filed with the applicable Governmental Entities any declarations, filings, documents, forms, notifications and other submissions necessary to obtain the Required Consents as promptly as reasonably practicable and, in any event, with respect to such declarations, filings, documents, forms, notifications and submissions set forth on Section 8.1(c) of the Company Disclosure Schedules (including those under Antitrust Laws), within 20 Business Days of the date of this Agreement (provided, however, that any biographical affidavits, fingerprints, financial statements or similar information required of any natural persons in connection with such declarations, filings, documents forms, notifications and submissions are not required to be filed within such 20 Business Day period but shall be filed or caused to be filed with the applicable Governmental Entities as promptly as reasonably practicable); provided that, with respect to any such declarations, filings, documents, forms, notifications and submissions to be made with a Governmental Entity with jurisdiction over a Minority-Owned Insurance Subsidiary, such time period shall be the longer of (x) 30 Business Days from the date of this Agreement and (y) five Business Days following the receipt by Parent of all reasonably necessary information in respect of the applicable Minority-Owned Insurance Subsidiary for Parent to make its initial filing with the applicable Governmental Entity. All such declarations, filings, documents, forms, notifications and other submissions shall comply in all material respects with the requirements of applicable Law.
(d)   From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article X and the receipt of such applicable Required Consent from the relevant Governmental Entity, Parent and its Affiliates will not acquire or agree to acquire by merging or consolidating with, by purchasing a portion of the assets of or equity in, or by acquiring in any other manner, any business of any Person or other business organization or division thereof, or otherwise acquire or agree to acquire any assets or equity interests or take any other action in connection with any such acquisition (including make any filing pursuant to Antitrust Laws or otherwise with any

Governmental Entity), if the entering into of a definitive agreement relating to, or the consummation of, such transaction would reasonably be expected to prevent, materially delay or materially impede the consummation of the Transactions by (i) imposing any material delay in the obtaining of, or materially increasing the risk of not obtaining, any consent of any Governmental Entity necessary to consummate the Transactions or the expiration or termination of any applicable waiting period; (ii) materially increasing the risk of any Governmental Entity entering an Order prohibiting the consummation of the Transactions; or (iii) materially increasing the risk of not being able to remove any such Order on appeal or otherwise.
(e)   In furtherance and without limiting the generality of the foregoing, if any Proceeding is instituted (or threatened to be instituted) challenging the Transactions as violative of any Antitrust Law, Parent shall (and shall cause its Affiliates to) use reasonable best efforts to contest and resist any such Proceeding and to have vacated, lifted, reversed or overturned any Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Transactions.
(f)   Notwithstanding anything to the contrary set forth in this Agreement, Parent shall not be obligated to take or refrain from taking or to agree to it, its Affiliates or any Company Party or its Subsidiaries or any other Person taking or refraining from taking any action (including any amendment, waiver or termination of any agreement, including this Agreement) or to suffer to exist any limitation, action, restriction, condition or requirement which, individually or together with all other such limitations, actions, restrictions, conditions or requirements, would, or would reasonably be expected to, if implemented or effected, (i) result in a Parent Material Adverse Effect or a Company Material Adverse Effect (determined without giving effect to the exclusions set forth in the definition of each of such terms and provided that, for this purpose, the business and the financial condition, results of operations and other financial metrics of Parent or any of its Affiliates that is of a larger scale than the Company and its Subsidiaries, taken as a whole, shall be deemed to be of the same scale as those of the Company and its Subsidiaries, taken as a whole), (ii) result in a material adverse impact on the aggregate economic benefits, taken as a whole, reasonably anticipated from the Third Merger and the other Transactions by a reasonable purchaser that is a financial sponsor, (iii) impose any requirement on its Affiliates (including for this purpose and the purpose of clause (iv) below, any direct or indirect investor in Parent, such investor’s Affiliates, any investment adviser or investment manager to such investor and any of their Affiliates and any investment funds and investment vehicles affiliated with, or managed or advised by, any of the foregoing Persons and any portfolio company or portfolio investment of any of the foregoing Persons (collectively, “Parent Investor”)) to make a contribution of capital to, or to provide any guarantee, capital maintenance or capital support arrangement for the benefit of, any Company Party or any of its Subsidiaries or any Minority-Owned Insurance Subsidiary or (iv) impose any limitation, action, restriction, condition or requirement on Parent Investor or any of its Affiliates other than Parent, the Company and their respective Subsidiaries (any such limitation, action, restriction, condition or requirement, a “Burdensome Condition”); provided, however, that any requirement imposed by a Governmental Entity requiring Parent to hold separate the Company and Talcott Financial Group shall not constitute a Burdensome Condition. For the avoidance of doubt, notwithstanding anything to the contrary set forth in this Agreement, neither Parent nor its Affiliates shall be required to consent or to comply with any such limitation, action, restriction, condition or requirement that is not conditioned upon (and effective only after) the Third Closing.
(g)   The Company acknowledges that Parent may, on behalf of one or more of the Insurance Companies that it intends to be the counterparty under an investment management agreement with Parent, Parent Investor or an Affiliate of Parent or Parent Investor, file or cause to be filed with the applicable Governmental Entities any declarations, filings, documents, forms, notifications and other submissions necessary in order to seek approval for any such investment management agreement(s), and/or reference any such proposed investment management agreement(s) in any declarations, filings, documents, forms, notifications and other submissions necessary to obtain the Required Consents. Parent acknowledges that any such investment management agreement(s) or the approval thereof is not a condition to the consummation of the transactions contemplated by this Agreement.
Notwithstanding anything herein to the contrary, nothing contained in this Section 8.1, express or implied, shall be construed to apply in respect of any of the Third-Party Consents, which shall be governed exclusively by Section 8.11.

Section 8.2    Preparation of Proxy Statement; Company Shareholders Meeting.
(a)   The Company will, as soon as practicable following the date of this Agreement and, with respect to the following clause (ii), in any event within 45 calendar days after the date of this Agreement, (i) commence a broker search pursuant to Section 14a-13 of the Exchange Act in a manner to enable the record date for the Company Shareholders Meeting to be set so that such meeting can be held promptly following confirmation from the SEC that it will not review, or has completed its review of, the Proxy Statement, which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the end of the tenth calendar day after filing the Proxy Statement that the SEC will or will not be reviewing the Proxy Statement (such date, the “SEC Clearance Date”) and (ii) prepare and file with the SEC the Proxy Statement in preliminary form, and the Company will use its reasonable best efforts to respond as promptly as practicable to any comments of the SEC with respect thereto. Each of Parent and the Company shall reasonably assist and cooperate with the other in connection with any of the actions contemplated by this Section 8.2, including the preparation, filing and distribution of the Proxy Statement and the resolution of any comments in respect thereof received from the SEC. The Company will (A) notify Parent promptly (and in any case within one Business Day) of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information, (B) promptly supply (and in any case within one Business Day) Parent with copies of all correspondence between the Company or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement, (C) to the extent practicable, provide Parent and its outside legal counsel and other Representatives a reasonable opportunity to participate in any material discussions or meetings with the SEC (or portions of any such discussions or meetings that relate to the Proxy Statement), and (D) otherwise provide Parent and its counsel with a reasonable opportunity to review and comment on drafts of any proposed responses to comments of the SEC before they are filed with the SEC and give due consideration to, in good faith, all reasonable additions, deletions, or changes thereto suggested by Parent and its counsel. The Company and Parent shall ensure that none of the information supplied by it for inclusion in the Proxy Statement will, at the date of mailing to shareholders of the Company or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to receipt of the Company Shareholder Approval, there occurs any event that should be set forth in an amendment or supplement to the Proxy Statement, including correcting any untrue statement of a material fact or omission to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will promptly prepare, cause to be filed with the SEC and mail to its shareholders such an amendment or supplement (it being understood that in respect of any such false or misleading information relating to Parent, Parent Merger Sub or their respective Affiliates and Representatives, the Company’s obligations under this sentence shall only apply from and after the time at which the Company has received all applicable information from Parent to prepare such amendment or supplement). The Company will provide Parent and its counsel with a reasonable opportunity to review and comment on drafts of the Proxy Statement before it is filed with the SEC and the Company will give due consideration to, in good faith, all reasonable additions, deletions, or changes thereto suggested by Parent and its counsel. The Company shall, as promptly as practicable following the SEC Clearance Date, (I) establish a record date and (II) thereafter commence mailing the Proxy Statement to the Company’s shareholders within three Business Days after the SEC Clearance Date. Subject to the terms and conditions of this Agreement, the Proxy Statement will include the Board Recommendation and the Company shall use reasonable best efforts to obtain approval of the Company Bye-Law Amendments and the Company Shareholder Approval.
(b)   Subject to Section 8.2(a), the Company shall take all necessary actions, including in accordance with applicable Law, the Organizational Documents of the Company and the rules of the NASDAQ, to duly call, give notice of, convene and hold a meeting of holders of Shares (including any adjournment, recess, reconvening or postponement thereof, the “Company Shareholders Meeting”) for the purpose of obtaining approval of the Company Bye-Law Amendments and the Company Shareholder Approval, as soon as reasonably practicable after the SEC Clearance Date (which Company Shareholders Meeting shall in no event be initially scheduled for a date that is later than the 45th day following the first mailing of the Proxy Statement to the holders of Shares without the prior written consent of Parent). The First Company Bye-Law Amendment proposal shall appear first and the Second Company Bye-Law Amendment proposal shall appear second on the proxy card in the Proxy Statement ahead of the proposals to obtain the Company Shareholder Approval. Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn, recess, reconvene or postpone the Company Shareholders Meeting, in consultation with Parent, if the Company reasonably believes that (A) such adjournment, recess, reconvening or postponement is necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Law is provided to the holders of Shares within a reasonable amount of time in advance of the Company Shareholders Meeting (provided, that unless agreed in writing by the Company and Parent, any single such adjournment, recess, reconvening or postponement shall be for a period of no more than ten (10) Business Days), (B) as of the time for which the Company Shareholders Meeting is originally scheduled (as set forth in the Proxy Statement), (1) there will be an insufficient number of Ordinary Shares present (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Shareholders Meeting or (2) there will be an insufficient number of proxies to obtain approval of the Company Bye-Law Amendments or the Company Shareholder Approval (it being understood that the Company may not adjourn or postpone the Company Shareholders Meeting more than two times pursuant to this clause (B) without Parent’s written consent), or (C) such adjournment, recess, reconvening or postponement is required by applicable Law or a court or other Governmental Entity of competent jurisdiction in connection with any Proceedings in connection with this Agreement or the Transactions or has been requested in writing by the SEC or its staff. The Company shall keep Parent updated with reasonable frequency with respect to proxy solicitation results.
Section 8.3    Public Announcements.   The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by the Parties. Parent and the Company will consult with each other before issuing any press release or making any public statement with respect to this Agreement or the Transactions and shall consider in good faith such other Parties’ comments and shall not issue any such press release or make any such public statement without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, (a) each Party may, without such consultation or consent, make any public statement in response to questions from the press, analysts, investors or those attending industry conferences, make internal announcements to employees and make disclosures in Company SEC Documents, so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by the Parties (or individually, if approved by the other Party) and subject to giving advance notice to the other Party to the extent legally permissible and reasonably practicable and (b) a Party, its Subsidiaries or its or their respective Representatives may, without the prior consent of the other Party hereto but subject to giving advance notice to and reasonably consulting with the other Party (including taking into account any reasonable comments from such other Party with respect to such public announcement or statement) to the extent legally permissible and reasonably practicable, issue any such press release or make any such public announcement or statement as may be required by any applicable Law. Furthermore, nothing in this Section 8.3 requires a Party to consult with or obtain any approval from the other Parties with respect to a public announcement or press release issued in connection with (x) in the case of the Company, the receipt and existence of an Acquisition Proposal and matters related thereto or a Board Recommendation Change, as applicable, subject to compliance with Section 8.4 or (y) enforcing its rights and remedies under this Agreement. For the avoidance of doubt, nothing in this Section 8.3 shall prevent Parent or the Company from issuing any press release or making any public statement in the ordinary course that does not relate specifically to this Agreement or the Transactions. Notwithstanding the foregoing: (a) Parent, its Affiliates or its or their respective Representatives may share information with ratings agencies in the form and manner reasonably agreed to by the Company and Parent, acting in good faith; and (b) information about the subject matter of this Agreement may be provided by Parent or any Affiliate of Parent that is a private equity or similar investment fund or vehicle, or any manager or general partner of any such fund or vehicle, in connection with the fundraising, marketing, informational, transactional or reporting activities of investment funds managed or advised, directly or indirectly, by such Persons to its partners, investors, potential investors or similar parties; provided, that the recipients of such information are subject to standard confidentiality restrictions.

Section 8.4    Go-Shop; No Solicitation by the Company.
(a)   Notwithstanding anything to the contrary set forth in this Agreement, during the period (the “Go-Shop Period”) beginning on the date of this Agreement and continuing until 11:59 p.m., Eastern Time, on the date that is 35 calendar days following the date of this Agreement (the “No-Shop Period Start Date”), the Company and its Affiliates and its and their respective Representatives shall have the right to: (i) solicit, initiate, propose, knowingly encourage, knowingly facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (ii) subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement, furnish to any Person (and its Representatives and financing sources) subject to the terms and obligations of such Acceptable Confidentiality Agreement any non-public information relating to the Company or any of its Subsidiaries or afford to any such Person (and such Person’s Representatives and financing sources) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and any of its Subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or to knowingly encourage, knowingly facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal or any inquiries or the making of any proposal that could reasonably be expected to lead to an Acquisition Proposal; provided, however, that the Company will substantially concurrently provide to Parent, or provide Parent access to, any such non-public information concerning the Company and any of its Subsidiaries that is provided to any such Person or its Representatives that was not previously provided to Parent or its Representatives; and (iii) participate or engage in discussions or negotiations with any Person (and any Person’s Representatives and financing sources) with respect to an Acquisition Proposal or potential Acquisition Proposal.
(b)   Promptly following the No-Shop Period Start Date (and in any event within two Business Days thereof), the Company will, with respect to any Person that entered into a confidentiality agreement in connection with an Acquisition Proposal at any time within the six month period immediately preceding the date of this Agreement, (A) request in writing the prompt return or destruction of all non-public information concerning the Company and any of its Subsidiaries furnished to any such Person, (B) cease providing any further information with respect to the Company and any of its Subsidiaries or any Acquisition Proposal to any such Person and its Representatives and (C) terminate all access granted to any such Person or its Representatives to any physical or electronic data room (or any other diligence access).
(c)   Except as provided in this Section 8.4, from the No-Shop Period Start Date until the earlier to occur of the termination of this Agreement pursuant to Article X and the Third Effective Time, the Company and its Affiliates will not and will direct its and their respective employees, officers and directors and other Representatives not to, directly or indirectly, (i) solicit, initiate, propose, knowingly encourage, knowingly facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (ii) furnish to any Person (other than to Parent, its Affiliates and its and their respective Representatives) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and any of its Subsidiaries, in any such case with the intent to solicit or induce the making, submission or announcement of, or to encourage or facilitate, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (other than informing such Persons that the provisions contained in this Section 8.4 prohibit such discussions); (iv) approve, endorse or recommend any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”); or (vi) resolve or agree to do any of the foregoing in each case, other than in respect of Parent, its Affiliates and their respective Affiliates in respect of the Transactions. From the No-Shop Period Start Date until the earlier to occur of the termination of this Agreement pursuant to Article X and the Third Effective Time, the Company will cease, and will cause to be terminated any and all discussions or negotiations with any Person and its Representatives that would be prohibited by this Section 8.4(c). From the No-Shop Period Start Date until the earlier to occur of the termination of this Agreement pursuant to Article X and the Third Effective Time, the Company (I) will not, and will cause each of its Subsidiaries not to, terminate, waive, amend or modify any provision of, or grant permission or request under, any standstill or confidentiality agreement to which it or any of its Subsidiaries is or becomes a party, and (II) will, and will cause each of its Subsidiaries to, use reasonable best efforts to enforce any such agreement, in each case, unless the Board of Directors determines in good faith, after consultation with the Company’s legal counsel, that the failure to do so would reasonably be likely to be inconsistent with the fiduciary duties of the Board of Directors pursuant to applicable Law, in which event the Company may take the actions described in these clauses (I) and (II) solely to the extent necessary to permit a third party to make an Acquisition Proposal or in order not to be inconsistent with the fiduciary duties of the Board of Directors pursuant to applicable Law.
(d)   Notwithstanding anything to the contrary set forth in this Section 8.4, from the No-Shop Period Start Date until the Company’s receipt of the Company Shareholder Approval, if the Company Board has determined in good faith (after consultation with its financial advisor and legal counsel) that an Acquisition Proposal that did not result from any material breach of Section 8.4(c), either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal, and the Company Board has determined in good faith (after consultation with its financial advisor and legal counsel) that the failure to take the actions contemplated by this Section 8.4(d) would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable Law, then, so long as the Company promptly (and in any event within 24 hours) notifies Parent of such determination, the Company may, directly or indirectly: (i) subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement, furnish to the Person making such a bona fide written Acquisition Proposal (and such Person’s Representatives and financing sources) subject to the terms and obligations of such Acceptable Confidentiality Agreement non-public information relating to the Company or any of its Subsidiaries and afford to such Person (and such Person’s Representatives and financing sources) access to the business, properties, assets, books, records or other non-public information, or to personnel, of the Company and its Subsidiaries, including to induce the making, submission or announcement of, or to knowingly encourage, knowingly facilitate or assist, a proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal and any inquiries or the making of any proposal that could reasonably be expected to lead to an Acquisition Proposal; provided, however, that the Company will substantially concurrently provide to Parent, or provide Parent access to, any such non-public information concerning the Company and any of its Subsidiaries that is provided to any such Person or its Representatives that was not previously provided to Parent or its Representatives; and (ii) participate or engage in discussions or negotiations with such Person (and such Person’s Representatives and financing sources) with respect to such bona fide written Acquisition Proposal.
(e)   Except as provided by Section 8.4(f), at no time after the date hereof may the Company Board:
(i)   withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Board Recommendation in a manner adverse to Parent (it being understood that it shall be considered a modification adverse to Parent if any Acquisition Proposal is publicly announced and the Company Board fails to issue a public press release within ten Business Days of such public announcement reaffirming the Board Recommendation or stating that the Board Recommendation has not been changed, but in any event with two Business Days prior to the Company Shareholders Meeting);
(ii)   adopt, approve, endorse, recommend or otherwise declare advisable (or publicly propose to adopt, approve, endorse, recommend or otherwise declare advisable) an Acquisition Proposal;
(iii)   fail to publicly reaffirm the Board Recommendation within ten Business Days after Parent so requests in writing (it being understood that the Company will have no obligation to make such reaffirmation on more than three separate occasions);

(iv)   take any formal action or make any recommendation or public statement in connection with any tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Company Board to the holders of Shares pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication), or fail to publicly recommend against any tender or exchange offer within ten Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act;
(v)   fail to include the Board Recommendation in the Proxy Statement; or
(vi)   approve or recommend, or declare advisable or propose to enter into, or cause or permit the Company or its Subsidiaries to enter into an Alternative Acquisition Agreement (any action described in clauses (i) through (vi), a “Board Recommendation Change”);
provided, however, that, for the avoidance of doubt, none of (1) the determination by the Company Board that an Acquisition Proposal constitutes a Superior Proposal or (2) the delivery by the Company to Parent of any notice contemplated by Section 8.4(d) or Section 8.4(f) will constitute a Board Recommendation Change, so long as, in each case of (1) and (2), such determination or delivery is not publicly disclosed and is not otherwise in breach of this Section 8.4(e).
(f)   Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Company Shareholder Approval:
(i)   if the Company has received an Acquisition Proposal, whether during the Go-Shop Period or after the No-Shop Period Start Date, that the Company Board has concluded in good faith (after consultation with its financial advisor and legal counsel) is a Superior Proposal, then the Company Board may (A) effect a Board Recommendation Change with respect to such Acquisition Proposal; or (B) authorize the Company to terminate this Agreement pursuant to Section 10.1(d)(i) or Section 10.1(d)(ii) to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, in each case if and only if, prior to taking either such action:
(A)   the Company Board determines in good faith (after consultation with its financial advisor and legal counsel) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable Law;
(B)   the Company, its Subsidiaries and its and their respective Representatives have not materially breached this Section 8.4(c) with respect to such Acquisition Proposal and such Acquisition Proposal did not arise from such breach;
(C)   the Company has provided written notice to Parent at least four Business Days in advance (the “Notice Period”) to the effect that the Company Board, has (I) received an Acquisition Proposal that has not been withdrawn, and specifying the material terms and conditions of such proposal (including the identity of the Person making such proposal) and providing copies of the most recent versions of all proposed agreements relating to such proposal; and (II) it intends to take such action; and
(D)   prior to effecting such Board Recommendation Change or termination, the Company and its Representatives, during the Notice Period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal; provided, however, that in the event of any material revisions to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 8.4(f)(i)(D) with respect to such new written notice (it being understood that the “Notice Period” in respect of such new written notice will be two Business Days); or
(ii)   other than in connection with an Acquisition Proposal that constitutes a Superior Proposal pursuant to clause (i) above, the Company Board may effect a Board Recommendation Change in response to any material Effect with respect to the Company that (A) was not known to the Company Board or reasonably foreseeable by the Company Board as of the date of this

Agreement (or, if known or reasonably foreseeable, only the portion of such Effect of which the magnitude or material consequences were not known or reasonably foreseeable by the Company Board as of the date of this Agreement); and (B) does not relate to (1) any Acquisition Proposal; or (2) the mere fact, in and of itself, that the Company meets or exceeds any internal or public projections, forecasts, guidance, estimates, milestones, or budgets or internal or published financial or operating predictions of revenue, earnings, premiums written, cash flow, cash position or other financial performance or results for any period ending on or after the date hereof, or changes after the date hereof in the market price or trading volume of the Ordinary Shares or the credit rating of the Company (it being understood that the underlying cause of any of the foregoing in this clause (2) may be considered and taken into account) (each such event, an “Intervening Event”), if and only if:
(A)   the Company Board determines in good faith (after consultation with its financial advisor and legal counsel) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable Law;
(B)   the Company has provided written notice to Parent at least four Business Days in advance to the effect that the Company Board, has (I) so determined; and (II) resolved to effect a Board Recommendation Change pursuant to this Section 8.4(f)(ii), which notice will specify the applicable Intervening Event in reasonable detail; and
(C)   prior to effecting such Board Recommendation Change, the Company and its Representatives, during such four Business Day period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board no longer determines that the failure to make a Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law.
(g)   Notwithstanding anything to the contrary in this Section 8.4, any action, or failure to take action, that is taken by a director, officer or other Representative (acting on behalf of the Company) of the Company or any of its Subsidiaries in violation of this Section 8.4 shall be deemed to be a breach of this Section 8.4 by the Company. The Company will not authorize or direct any director, officer, consultant or employee of the Company to breach this Section 8.4, and upon becoming aware of any breach or threatened breach of this Section 8.4 by a Representative of the Company, shall use its reasonable best efforts to stop such breach or threatened breach.
(h)   From the date hereof until the No-Shop Period Start Date, the Company agrees that it will promptly (and, in any event, within twenty-four hours) notify Parent in writing if any proposals, indications of interest or offers with respect to an Acquisition Proposal are received by it or any of its Representatives and shall provide, in connection with such notice, the material terms and conditions of any such proposal, indication of interest (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the Person making such proposal, indication of interest or offer and, if applicable, copies of any written proposal, indication of interest or offer, including proposed agreements or commitment letters) and thereafter shall keep Parent reasonably and promptly informed (and, in any event, within twenty-four (24) hours) of any material changes to the status and terms of any such proposal or offer (including any amendments thereto). From the No-Shop Period Start Date until the earlier to occur of the termination of this Agreement pursuant to Article X and the Third Effective Time, the Company agrees that it will promptly (and, in any event, within twenty-four hours) notify Parent in writing if any inquires, proposals, indications of interest or offers with respect to an Acquisition Proposal are received by, any non-public information is requested from, or any discussions or negotiations regarding an Acquisition Proposal are sought to be initiated or continued with, it or any of its Representatives and shall provide, in connection with such notice, the material terms and conditions of any inquiry, proposal (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the Person making such inquiry, proposal, indication of interest or offer and, if applicable, copies of any written request, proposal, inquiry, indication of interest or offer, including proposed agreements, or commitment letters) and thereafter shall keep Parent informed, on a reasonably prompt basis (and, in any event, within twenty-four hours), of any material changes to the status and terms of any such proposal, inquiry, indication of interest or offer (including any amendments thereto and any new, amended or revised written materials relating thereto provided to the Company or its Representatives) and any material changes to the status of any such discussions or negotiations.
Section 8.5    Takeover Statutes.   None of the Parties will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Laws, and each of them will take all reasonable steps within its control to exempt (or ensure the continued exemption of) the Transactions from the Takeover Laws of any state that purport to apply to this Agreement or the Transactions.
Section 8.6    Section 16(b).   The Company and the Company Board (or a duly formed committee thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act)), shall, to the extent necessary, take appropriate action, prior to or as of the Third Effective Time, to approve, for purposes of Section 16(b) of the Exchange Act, the disposition and cancellation or deemed disposition and cancellation of Shares, Company Restricted Shares, Company RSU Awards, Company PSU Awards and Ordinary Shares held subject to the JSOP in the Third Merger by applicable individuals and to cause such dispositions and/or cancellations to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 8.7    Stock Exchange Delisting; Deregistration.   Prior to the Third Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law and the rules and regulations of the NASDAQ to cause (a) the delisting of the Ordinary Shares and the Preferred Shares from the NASDAQ as promptly as practicable after the Third Effective Time and (b) the deregistration of the Ordinary Shares and the Preferred Shares pursuant to the Exchange Act as promptly as practicable after such delisting.
Section 8.8    Notification of Certain Matters; Transaction Litigation.   From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article X and the Third Effective Time, each of the Company and Parent shall promptly notify the other Party of any written notice or other written communication received by the notifying Party or any of its Affiliates or Representatives from any Person alleging that the Consent of such Person is or may be required in connection with the Transactions. Subject to applicable Law, the Company shall promptly notify Parent of (i) any shareholder demands, litigations, arbitrations or other similar actions (including derivative claims or notice of any demands received by the Company for appraisal of Dissenting Shares) commenced or, to the knowledge of the Company, threatened against the Company or any director or officer thereof relating to this Agreement or any of the Transactions (collectively, the “Transaction Litigation”) and shall keep Parent promptly and reasonably informed regarding any Transaction Litigation, or (ii) any Proceeding commenced or, to the Company’s Knowledge, threatened in writing against, relating to, involving or otherwise affecting the Company or any of its Subsidiaries with respect to the Transactions that is reasonably likely to result in the failure of any of the conditions set forth in Article IX to be satisfied. Subject to applicable Law, the Company and Parent shall cooperate with the other in the defense or settlement of any Transaction Litigation, at each Party’s sole cost and expense, and shall in good faith consult with each other on a regular basis regarding the defense or settlement of such Transaction Litigation and shall reasonably consider each other’s advice with respect to such Transaction Litigation, but only if it is not reasonably determined by either of the Parties, upon the advice of counsel, that doing so could result in the loss of the ability to successfully assert any legal privilege or work product protection. Subject to applicable Law, none of the Company or any of its Subsidiaries shall settle or offer to settle any Transaction Litigation without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), except to the extent the settlement is fully covered by the Company’s insurance policies (other than any applicable deductible), but only if such settlement would not result in (a) the imposition of (1) any material obligation to be performed by, (2) any material liability on the Company (in excess of amounts reserved on the Company’s Financial Statements) or (3) any material restriction imposed against, the Company, Parent or any of their respective Affiliates or the operation of their businesses following the Third Closing Date or (b) an increase in insurance premiums or a denial or termination of coverage under the Company’s existing policies.

Section 8.9    Financing.
(a)   Prior to the Third Closing, Parent will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the proceeds under the Debt Financing and the Preferred Equity Financing on the terms and conditions contemplated by the Debt Commitment Letter and the Preferred Equity Commitment Letter, respectively (subject to replacement thereof in accordance with this Section 8.9(a)) (including any “flex” provisions applicable thereto), or, in Parent’s sole discretion, on other terms than those contained in the Debt Commitment Letter or the Preferred Equity Commitment Letter (including any “flex” provisions applicable thereto), in each case, which such other terms shall not (A) reduce the aggregate amount of the Debt Financing below the amount, taking into account all other sources of proceeds, necessary to fund the Required Funding Amount, (B) reduce the aggregate amount of the Preferred Equity Financing below the amount, taking into account all other sources of proceeds, necessary to fund the Required Funding Amount, (C) impose new or additional conditions precedent or expand any of the conditions to the receipt of the Debt Financing or (D) impose new or additional conditions precedent or expand any of the conditions to the receipt of the Preferred Equity Financing (any terms not in violation of clauses (A), (B), (C) and (D), the “Permitted Financing Terms”), including using reasonable best efforts to (i) enter into definitive written agreements no later than the Third Closing Date with respect to the Debt Financing on terms and conditions contained in the Debt Commitment Letter or on other Permitted Financing Terms (such definitive agreements, the “Debt Financing Agreements”) and (y) enter into definitive written agreements no later than the Third Closing Date with respect to the Preferred Equity Financing on terms and conditions contained in the Preferred Equity Commitment Letter or on other Permitted Financing Terms (such definitive agreements, the “Preferred Equity Financing Agreements” and, together with the Debt Financing Agreements, the “Financing Agreements”), (E) taking into account the timing of the Third Closing, satisfy on a timely basis all obligations applicable to Parent under the Debt Commitment Letter and the Preferred Equity Commitment Letter that are within the control of Parent and, upon the satisfaction of all conditions applicable thereto, consummate and obtain the proceeds of the Debt Financing and the Preferred Equity Financing no later than at the Third Closing and (F) enforce its rights under the Debt Commitment Letter and the Preferred Equity Commitment Letter. Without the prior written consent of the Company, Parent shall not permit any amendment, replacement or modification to be made to, or any waiver of any provision or remedy under, (1) the Debt Commitment Letter, if such amendment, replacement, modification or waiver (A) reduces the aggregate amount of the Debt Financing below the amount, taking into account all other sources of proceeds, necessary to fund the Required Funding Amount; (B) imposes new or additional conditions precedent or expands any of the conditions to the receipt of the Debt Financing in a manner that would reasonably be expected to (I) materially delay or prevent the Third Closing or (II) make the timely funding of the Debt Financing or satisfaction of the conditions to obtaining the Debt Financing on or prior to the Third Closing Date less likely to occur; or (C) otherwise would reasonably be expected to (I) materially delay or prevent the Third Closing; (II) make the timely funding of the Debt Financing or satisfaction of the conditions to obtaining the Debt Financing on or prior to the Third Closing Date less likely to occur; or (III) adversely impact the ability of Parent to enforce its rights against any other party to the Debt Commitment Letter (the limitations set forth in this clause (1), the “Prohibited Debt Financing Amendments”); (2) the Preferred Equity Commitment Letter, if such amendment, replacement, modification or waiver (A) reduces the aggregate amount of the Preferred Equity Financing below the amount, taking into account all other sources of proceeds, necessary to fund the Required Funding Amount; (B) imposes new or additional conditions precedent or expands any of the conditions to the receipt of the Preferred Equity Financing in a manner that would reasonably be expected to (I) materially delay or prevent the Third Closing or (II) make the timely funding of the Preferred Equity Financing or satisfaction of the conditions to obtaining the Preferred Equity Financing on or prior to the Third Closing Date less likely to occur; or (C) otherwise would reasonably be expected to (I) materially delay or prevent the Third Closing; (II) make the timely funding of the Preferred Equity Financing or satisfaction of the conditions to obtaining the Preferred Equity Financing on or prior to the Third Closing Date less likely to occur; or (III) adversely impact the ability of Parent to enforce its rights against any other party to the Preferred Equity Commitment Letter (the limitations set forth in this clause (2), the “Prohibited Equity Financing Amendments” and, together with the Prohibited Debt Financing Amendments, the “Prohibited

Financing Amendments”) or (3) the Equity Commitment Letter. In the event that any portion of the Debt Financing or the Preferred Equity Financing necessary to fund the Required Funding Amount becomes unavailable to Parent on the terms and conditions (including any “flex” provisions applicable thereto) set forth in the Debt Commitment Letter or the Preferred Equity Commitment Letter, Parent will promptly notify the Company and will use its reasonable best efforts to obtain alternative financing as promptly as reasonably practicable thereafter on terms and conditions, taken as a whole, no less favorable to Parent than those contained in the Debt Commitment Letter or the Preferred Equity Commitment Letter on the date hereof (including any “flex” provisions applicable thereto), taken as a whole, or, in Parent’s sole discretion, on other terms than those contained in the Debt Commitment Letter or the Preferred Equity Commitment Letter (including any “flex” provisions applicable thereto), in each case, from the same or alternative sources in an amount sufficient, when added to any portion of the (x) Debt Financing still available and all other sources of proceeds, to fund the Required Funding Amount (the “Alternative Debt Financing” with any such Alternative Debt Financing being deemed to constitute “Debt Financing”, the debt commitment letter with respect thereto being deemed to constitute a “Debt Commitment Letter”, the fee letter with respect thereto being deemed to constitute a “Debt Financing Fee Letter” and the definitive documentation with respect thereto being deemed to constitute the “Debt Financing Agreements”) or (y) Preferred Equity Financing still available and all other sources of proceeds, to fund the Required Funding Amount (the “Alternative Preferred Equity Financing” and, together with the Alternative Debt Financing, the “Alternative Financing”, with such Alternative Preferred Equity Financing being deemed to constitute “Preferred Equity Financing”, the preferred equity commitment letter with respect thereto being deemed to constitute a “Preferred Equity Commitment Letter”, the fee letter or closing payment letter with respect thereto being deemed to constitute a “Preferred Equity Commitment Letter” and the definitive documentation with respect thereto being deemed to constitute the “Preferred Equity Financing Agreements”); provided that, without the prior written consent of the Company, such Alternative Financing shall not affect any Prohibited Financing Amendments. Parent shall deliver to the Company true, correct and complete copies of (i) the executed debt commitment letter with respect to such Alternative Debt Financing (and the related fee letter, which may be redacted in the manner set forth in Section 5.7) promptly following the execution thereof and (ii) the executed preferred commitment letter with respect to such Alternative Preferred Equity Financing (and the related fee letter or closing payment letter, which may be redacted in a manner set forth in Section 5.7) promptly with the execution thereof. Parent shall give the Company prompt written notice of (i) any breach by any party to the Commitment Letters of any material provision which Parent has become aware, (ii) the early expiration or termination in writing (or attempted or purported early termination in writing, whether or not valid) of the Debt Commitment Letter, (iii) the early expiration or termination in writing (or attempted or purported early termination in writing, whether or not valid) of the Preferred Equity Commitment Letter, (iv) any written or electronic (including email) notice or communication by (a) any Debt Financing Source (excluding ordinary course negotiations of the Debt Financing) with respect to any actual or threatened breach, default (or allegation thereof), repudiation by any party to the Debt Commitment Letter or any refusal to provide, or stated intent that it will not provide any portion of the Debt Financing contemplated by the Debt Commitment Letter that is necessary to fund the Required Funding Amount or (b) any Preferred Equity Financing Source (excluding ordinary course negotiations of the Preferred Equity Financing) with respect to any actual or threatened breach, default (or allegation thereof), repudiation by any party to the Preferred Equity Commitment Letter or any refusal to provide, or stated intent that it will not provide any portion of the Preferred Equity Financing contemplated by the Preferred Equity Commitment Letter that is necessary to fund the Required Funding Amount or (v) Parent’s good faith belief, for any reason, that it is reasonably likely that it may no longer be able to obtain all or any portion of any Financing necessary to fund the Required Funding Amount on the terms and conditions described in the Commitment Letters and shall otherwise keep the Company reasonably informed of the status of Parent’s efforts to arrange the Financing upon the written request of the Company. Notwithstanding anything to the contrary contained in this Agreement, (i) in no event shall Parent be required to share any information with the Company that is subject to attorney client or other privilege (provided, that Parent shall use reasonable best efforts to provide such information in a manner that would not jeopardize such privilege) and (ii) in no event shall the reasonable best efforts of Parent require or be deemed or construed to require Parent to (I) seek equity financing from any source (other than the Equity Financing) or (II) pay any fees or agree to pay any interest rate amounts or original issue discount, in each case, in excess of those contemplated by the Debt Commitment Letter or the Preferred Equity Commitment Letter (including any “flex” provisions applicable thereto) (whether to secure waiver of any conditions contained therein or otherwise).
(b)   Prior to the Third Closing, the Company shall provide, and shall cause each of its Subsidiaries to provide, and shall use reasonable best efforts to cause its and their respective Representatives to provide, such cooperation in connection with the arrangement or consummation of the Debt Financing and the Preferred Equity Financing and, if requested, in seeking to obtain the Specified Amendments, as promptly as reasonably practicable after the date hereof, in each case, as may be reasonably requested by Parent, including to use reasonable best efforts in (i) making available to Parent, its advisors, its Debt Financing Sources and its Preferred Equity Financing Sources such financial and other pertinent information regarding the Company and each of its Subsidiaries as may be reasonably requested by Parent, its advisors, its Debt Financing Sources or its Preferred Equity Financing Sources, including (I) such information as is necessary to allow Parent, its advisors, its Debt Financing Sources and its Preferred Equity Financing Sources to prepare pro forma financial statements, lender and investor presentations, rating agency presentations, bank information memoranda, marketing materials and other similar documents and materials in connection with the Debt Financing and the Preferred Equity Financing and (II) customary authorization letters (including customary representations with respect to accuracy of information and material non-public information); (ii) assisting with the preparation of lender and investor presentations, rating agency presentations, bank information memoranda, marketing materials and other similar documents and materials in connection with the Debt Financing and causing management and Representatives of the Company and its Subsidiaries (with appropriate seniority and expertise) to participate in a reasonable number of meetings, presentations, road shows, drafting sessions and due diligence sessions (in each case, including via video conference) with providers or potential providers of the Debt Financing and ratings agencies and otherwise assisting in the marketing efforts of Parent and its Debt Financing Sources; (iii) delivering, at least four Business Days prior to Closing, all documentation and other information as is reasonably requested by Parent, its advisors, its Debt Financing Sources or its Preferred Equity Financing Sources at least nine Business Days prior to Closing with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and beneficial ownership regulations (including beneficial ownership certifications as under 31 C.F.R. § 1010.230 to the Debt Financing Sources or Preferred Equity Financing Sources that has reasonably requested such certification); (iv) assisting with Parent’s preparation, negotiation and execution of definitive written financing documentation and the schedules and exhibits thereto (including loan agreements, guarantees, collateral agreements, hedging arrangements, customary officer’s certificates and corporate resolutions, as applicable) as may reasonably be requested and subject to the occurrence of the Third Closing; (v) facilitating the pledging of, the granting of security interests in and obtaining perfection of any liens on collateral of the Company and its Subsidiaries (including, for the avoidance of doubt, providing stock certificates and stock powers with respect to outstanding certificated shares of the Company and its Subsidiaries (if any)), in each case, to the extent required under the Debt Commitment Letter and effective no earlier than the Third Closing; and (vi) furnishing Parent with the historical financial statements regarding Company and its Subsidiaries as identified in and within the time periods required to satisfy the condition set forth in in clauses (a) and (b) in each of Paragraph 2 of Exhibit D of the Debt Commitment Letter and Paragraph 2 of Exhibit C of the Preferred Equity Commitment Letter, in each case, as in effect on the date hereof and, in any event, no later than the Third Closing Date (it being understood and agreed that this clause (vii) shall not be subject to any “reasonable best efforts” qualifier contained in this clause (b)); provided, however, that nothing in this Section 8.9 will require any such cooperation to the extent that it would (A) require the Company or any of its Subsidiaries to pay any fees or reimburse any expenses prior to the Third Closing for which it has not received prior reimbursement or is not otherwise indemnified by or on behalf of Parent, (B) require the Company or any of its Subsidiaries to give or agree to give to any other Person any indemnities in connection with the Debt Financing and the Preferred Equity Financing that are effective prior to the Third Closing, (C) provide in connection with the Debt Financing and the Preferred Equity Financing any information the disclosure of which is prohibited or restricted under applicable Law or is legally privileged (provided, that the Company shall use reasonable best efforts to provide such cooperation in a manner that would not be prohibited or restricted under applicable Law or jeopardize such privilege), (D) take any action which would result in the Company or any of its Subsidiaries or any of its or their respective Affiliates incurring any liability with respect to matters relating to the Debt Financing or the Preferred Equity Financing or cause any director, officer or employee of the Company or any of its Subsidiaries or any of its or their respective Affiliates or Representatives to incur any personal liability in connection with the Debt Financing or the Preferred Equity Financing, (E) cause any representation or warranty in this Agreement to be breached by the Company or any of its Affiliates or could cause any condition to the Third Closing to fail to be satisfied, (F) conflict with, result in any violation or breach of, or default (with or without notice, lapse of time, or both) under the Company’s or any of its Subsidiaries’ respective Organizational Documents as in effect as of the date hereof, or any applicable Law or Material Contracts (to the extent not entered into in contemplation of this Section 8.9(a)), (G) provide access to or disclose information that the Company or any of its Affiliates reasonably determines could reasonably be expected to jeopardize any attorney-client privilege of, or conflict with any confidentiality obligations binding on, the Company or any of its Affiliates (provided, that the Company shall use reasonable best efforts to provide such cooperation in a manner that would not jeopardize such privilege or conflict with such obligations), (H) provide (1) pro forma financial information, including pro forma cost savings, synergies, capitalization or other pro forma adjustments desired to be incorporated into any pro forma financial information, (2) any description of all or any component of the Debt Financing or the Preferred Equity Financing (including any such description to be included in any liquidity or capital resources disclosure or any “description of notes”), or (3) projections, risk factors or other forward-looking statements relating to all or any component of the Debt Financing or the Preferred Equity Financing (which items (1) through (3) shall be the sole responsibility of Parent) or (I) unreasonably interfere with the ongoing business operations of the Company and its Subsidiaries. Notwithstanding the foregoing, (i) neither the Company nor its officers or employees shall be required to execute or enter into any agreement with respect to the Debt Financing or the Preferred Equity Financing (other than (x) those officers or employees continuing in such roles after the Third Closing, and solely with respect to agreements contingent upon the Third Closing and that would not be effective prior to the Third Closing and (y) the customary authorization letters referred to above included in any marketing materials for the Debt Financing), and (ii) no directors of the Company or its Subsidiaries shall be required to approve, adopt, execute or enter into or perform any agreement with respect to the Debt Financing and the Preferred Equity Financing that is not contingent upon the Third Closing or that would be effective prior to the Third Closing (other than those directors continuing in such roles after the Third Closing, and solely with respect to agreements contingent upon the Third Closing and that would not be effective prior to the Third Closing).
(c)   The Company hereby consents to the use of the logos of the Company and each of its Subsidiaries in connection with the Debt Financing and the Preferred Equity Financing; provided that such logos shall be used solely in a manner that is not intended to harm, disparage or otherwise adversely affect the Company and/or its Subsidiaries or their reputation or goodwill.
(d)   Upon the earlier of the Third Closing and the termination of this Agreement in accordance with its terms, Parent shall promptly reimburse the Company and its Subsidiaries and its and their respective Representatives for all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees) incurred by such Persons in connection with any cooperation contemplated by this Section 8.9.
(e)   Parent shall indemnify and hold harmless each of the Company and its Subsidiaries and its and their respective Representatives from and against any and all losses and other liabilities suffered or incurred by any of them in connection with the arrangement and preparation of each of the Debt Financing and the Preferred Equity Financing and any information used in connection therewith, in each case other than as a result of (i) information provided by or on behalf of the Company and/or its Subsidiaries expressly for use in connection with (a) the Debt Financing that is determined to be materially false or misleading or (b) the Preferred Equity Financing that is determined to be materially false or misleading and/or (ii) fraud, bad faith, gross negligence or willful misconduct by or on behalf of such Person or Representative.
(f)   All non-public or otherwise confidential information provided by the Company or any of its Subsidiaries or any of its or their respective Representatives pursuant to this Section 8.9 shall be kept confidential in accordance with the Confidentiality Agreement; provided that the Confidentiality Agreement is hereby amended to permit Parent and its Representatives (as defined therein) to disclose such information to Parent’s prospective and current debt and equity financing sources (including the Debt Financing Sources, Preferred Equity Financing Sources, rating agencies and investors in connection with obtaining the Debt Financing, Preferred Equity Financing or any direct or indirect equity financing) without the Company’s consent, subject to the recipient thereof entering into customary confidentiality undertakings with respect to such information (including in the form of a customary click-through confidentiality undertaking).
(g)   The parties hereto understand and agree that all obligations of the parties relating to the Specified Amendments and the Financing under this Agreement shall be governed exclusively by this Section 8.9.
(h)   Notwithstanding anything herein to the contrary, it is understood and agreed that a breach of this Section 8.9 shall only be considered for purposes of the satisfaction of the condition precedent set forth in Section 9.2(a) to the extent (i) Parent has notified the Company of such breach in writing in good faith, detailing in good faith reasonable steps that comply with this Section 8.9 in order to cure such breach, (ii) the Company has not taken such steps or otherwise cured such breach with reasonably sufficient time prior to the Outside Date to consummate the Debt Financing and/or the Preferred Equity Financing and (iii) such breach of this Section 8.9 has caused, in whole or in part, the Debt Financing and/or the Preferred Equity Financing not to be obtained (which shall be determined, for the avoidance of doubt, without regard to whether the Specified Amendments have been obtained).
(i)   Notwithstanding anything herein to the contrary, Parent hereby acknowledges and agrees that obtaining the Debt Financing, the Preferred Equity Financing and/or any Specified Amendment is not a condition to the Third Merger or the Third Closing or to Parent’s and Parent Merger Sub’s obligations, covenants or agreements under this Agreement, including payment of the aggregate Total Cash Consideration and payments pursuant to Section 2.10.
Section 8.10    Treatment of Certain Indebtedness.
(a)   Prior to the Effective Time, the Company shall take all actions as may be reasonably required in accordance with, and subject to, the terms of Article 9 of each of the Senior Indenture and Junior Indenture to effect the Transactions, including delivery of any supplemental indentures, legal opinions, officers’ certificates, press releases or other documents or instruments required to comply with the Indentures or applicable Law.
(b)   The Company shall deliver to Parent at least 3 Business Days prior to the Third Closing Date a draft payoff letter and prior to the Effective Time a final payoff letter (subject to the delivery of funds as arranged by Parent) with respect to the Indebtedness set forth on Section 8.10(b) of the Company Disclosure Schedules (the “Subject Indebtedness”; provided, that, to the extent a Specified Amendment is obtained with respect any individual items of Subject Indebtedness, such item shall cease to constitute Subject Indebtedness for purposes hereof) in customary form, which payoff letter shall (i) indicate the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs and any other monetary obligations then due and payable under the Subject Indebtedness as of the anticipated Closing Date (and the daily accrual thereafter) and payment instructions for the same (the “Payoff Amount”), (ii) state that upon receipt of the Payoff Amount under such payoff letter, the Subject Indebtedness and all related loan documents shall be terminated and (iii) provide that all liens and guarantees in connection with the Subject Indebtedness, if any, shall be released and terminated upon payment of the Payoff Amount on the Third Closing Date.
(c)   Prior to the Effective Time, the Company shall (and shall cause its Subsidiaries to) (i) not knowingly or intentionally take (or fail to take) any actions that would violate any Existing Material Credit Agreement, (ii) use its reasonable best efforts to not take (or fail to take) any actions that would be reasonably likely to result in a Specified Debt Event of Default; provided, that, notwithstanding anything herein to the contrary, it is understood and agreed that a breach of the foregoing clause (i) or clause (ii) shall, solely for purposes of the satisfaction of the condition precedent set forth in Section 9.2(a), be deemed to occur only to the extent a Debt Event of Default has occurred and the

Company or any Subsidiary of the Company has been Notified thereof following such action (or lack of action) and (iii) upon being Notified of such Event of Default use its reasonable best efforts to (in consultation with Parent) cure or otherwise remedy such Debt Event of Default prior to the Third Closing Date. The Company shall (i) promptly provide written notice to Parent of any Debt Event of Default of upon being Notified of a Debt Event of Default and (ii) keep Parent reasonably updated with respect to discussions, negotiations and any other developments regarding the resolution of such Debt Event of Default.
Section 8.11    Third-Party Consents.   Each of Parent and the Company shall use its, and the Company shall cause its Subsidiaries to use their, commercially reasonable efforts to obtain prior to the Third Closing all consents required under any Contract to which the Company or any of its Subsidiaries is bound (the “Third-Party Consents”) that are reasonably necessary to be obtained in order to consummate the transactions contemplated by this Agreement, including the Third-Party Consents set forth Section 8.11 of the Company Disclosure Schedules; provided, that that Company shall not be required to take or agree to any actions in connection with obtaining Third-Party Consents that are not conditioned upon consummation of the Transactions. Neither the Company nor any of its Subsidiaries shall, without the prior written consent of Parent, (a) make any payment of a consent fee or other consideration (including increased or accelerated payments) or concede anything of monetary or economic value, (b) amend, supplement or otherwise modify or waive any such Contract or any provisions thereunder or (c) agree or commit to do any of the foregoing, in each case, for the purposes of obtaining any Third-Party Consent, without the prior consent of Parent. Notwithstanding anything herein to the contrary, nothing contained in this Section 8.11, express or implied, shall be construed to apply in respect of any of the Required Consents, which shall be governed exclusively by Section 8.1.
Section 8.12    Related Person Transactions.   With respect to those Related Person Transactions that have been disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s most recent Form 10-K or proxy statement pertaining to an annual meeting of stockholders, the Company shall terminate (and shall cause its Subsidiaries and Affiliates to) terminate, or cause to be terminated, with no further liability or obligation of the Company or any of its Subsidiaries, in each case, in form and substance reasonably acceptable to Parent, at or prior to the Third Closing, all such Related Person Transactions set forth on Section 8.12(a) of the Company Disclosure Schedules.
Section 8.13    Intended Tax Treatment.   The Parties agree that for U.S. federal income (and applicable state and local) tax purposes (i) the existence of New Company Holdco shall be disregarded as transitory, (ii) the First Merger and the Second Merger, taken together, shall be treated as a partial redemption of the Ordinary Shares in exchange for the First Merger Cash Consideration in a transaction that is subject to Section 302(b) of the Code (the “Redemption”) and (iii) the Redemption, together with the Third Merger, shall be treated as a single integrated transaction, pursuant to Zenz v. Quinlivan, 213 F.2d 914 (6th Cir. 1954) and Revenue Ruling 75-447, 1975-2 C.B. 113, such that the Redemption qualifies for sale or exchange treatment under Section 302(b)(3) of the Code, except to the extent any shareholder, actually or constructively, owns an interest in the Third Surviving Company immediately after the Third Closing. Alternatively, the Parties agree that for U.S. federal income (and applicable state and local) tax purposes, the First Merger and Second Merger, taken together, shall be treated as a reorganization with the meaning of Section 368(a)(1)(E) of the Code (and this agreement is hereby adopted as a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g)) pursuant to which the First Merger Cash Consideration is treated as “other property” within the meaning of Section 356(a)(1) of the Code that does not have the effect of a dividend within the meaning of Section 356(a)(2), except to the extent any shareholder, actually or constructively, owns an interest in the Third Surviving Company immediately after the Third Closing. The Parties shall report the transactions contemplated by this Agreement (including, for the avoidance of doubt, on all Tax Returns) in a manner consistent with this Section 8.13, except as otherwise required pursuant to a final determination (within the meaning of Section 1313 of the Code) of a Governmental Entity.
ARTICLE IX
CONDITIONS TO THE MERGERS
Section 9.1    Conditions to the Obligations of Each Party.   The obligations of the Company Parties, Parent and Parent Merger Sub to consummate each of the Mergers are subject to the satisfaction (or, to the extent permitted by Law and agreed by the Parties, waiver) of the following conditions:

(a)   each of the Company Shareholder Approval and New Company Holdco Shareholder Approval has been obtained; and
(b)   there shall not be (A) any Order restraining, enjoining or otherwise preventing the consummation of the Mergers issued by any Governmental Entity having jurisdiction over any Party that remains in effect, nor (B) any Law promulgated, enacted, issued or deemed applicable to the Mergers by any Governmental Entity having jurisdiction over any Party that prohibits or makes illegal the consummation of the Mergers that remains in effect.
Section 9.2    Additional Conditions to the Obligations of Parent and Parent Merger Sub.   The obligations of Parent and Parent Merger Sub to consummate each of the Mergers are subject to the satisfaction (or, to the extent permitted by Law and agreed by Parent and Parent Merger Sub, waiver) of the following conditions:
(a)   the Company shall have (x) complied with the covenant set forth in Section 6.1(c) in all respects other than De Minimis Inaccuracies by it as of or prior to the Third Effective Time, (y) performed in all material all of its obligations, covenants and agreements under this Agreement required to be performed by it as of or prior to the First Effective Time and (z) performed all of its obligations, covenants and agreements under this Agreement required to be performed to effect the Mergers by it as of or prior to the Third Effective Time;
(b)   the representations and warranties of the Company set forth in Section 4.1 (Corporate Existence and Power), Section 4.2 (Authorization), Section 4.4(a) (Non-Contravention with Company Charter or Company Bye-Laws), Section 4.22 (Brokers; Financial Advisors), Section 4.23 (Opinion of Financial Advisor) and the second sentence of Section 4.24 (Takeover Statutes), shall be true and correct (disregarding for this purpose all “Company Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties) in all material respects at and as of the First Closing Date as if made at and as the First Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period);
(c)   the representations and warranties of the Company set forth in Section 4.5(a) (Capitalization) and the first sentence of Section 4.24 (Rights Agreements) shall be true and correct in all respects at and as of the applicable Closing Date as if made at and as of the Third Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period) (other than, in the case of Section 4.5(a) (Capitalization), De Minimis Inaccuracies);
(d)   the representations and warranties of the Company set forth in this Agreement (other than those referred to in subparagraphs (b) and (c) above) shall be true and correct (disregarding for this purpose all “Company Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties) at and as of the First Closing Date as if made at and as the First Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, have not had a Company Material Adverse Effect;
(e)   since the date of this Agreement until the First Effective Time, there shall not have occurred any Company Material Adverse Effect that is continuing;
(f)   Parent and Parent Merger Sub shall have received a certificate executed on behalf of the Company by the Company’s Chief Executive Officer and Chief Financial Officer, dated as of the applicable Closing Date, confirming that the conditions set forth in subparagraphs (a), (b), (c), (d) and (e) of this Section 9.2 have been satisfied;
(g)   (i) any applicable waiting period under any Antitrust Law set forth on Section 9.2(g)(i) of the Company Disclosure Schedules relating to each of the Mergers shall have expired or been terminated and (ii) the approvals and prior written non-disapprovals from the Governmental Entities set forth on Section 9.2(g)(ii) of the Company Disclosure Schedules have been obtained, in the case of each of clauses (i) and (ii), without the imposition of a Burdensome Condition; and

(h)   no Specified Debt Event of Default has occurred and is continuing.
Section 9.3    Additional Conditions to the Obligations of the Company.   The obligations of the Company to consummate each of the Mergers are subject to the satisfaction (or, to the extent permitted by Law and agreed by the Company, waiver) of the following conditions:
(a)   Parent shall have performed in all material respects all of its obligations, covenants and agreements under this Agreement required to be performed by it as of or prior to the Third Effective Time;
(b)   the representations and warranties of Parent and Parent Merger Sub set forth in Article V shall be true and correct (disregarding for this purpose all “Parent Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties) at and as of the Third Closing Date as though made at and as of the Third Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure to be so true and correct, individually or in the aggregate, has not had, and would not be reasonably expected to have, a Parent Material Adverse Effect;
(c)   the Company shall have received a certificate of Parent, executed on its behalf by an authorized officer of Parent, dated as of the Third Closing Date, confirming that the conditions set forth in subparagraphs (a) and (b) of this Section 9.3 have been satisfied;
(d)   (i) any applicable waiting period under any Antitrust Law set forth on Section 9.2(g)(i) of the Company Disclosure Schedules relating to each of the Mergers shall have expired or been terminated and (ii) the approvals and prior written non-disapprovals from the Governmental Entities set forth on Section 9.2(g)(ii) of the Company Disclosure Schedules have been obtained; and
(e)   the aggregate cash consideration that had been paid or caused to be paid in respect of the First Merger, including pursuant to Section 2.10, equaled the Aggregate First Merger Amount in full (provided that, if the aggregate cash consideration that had been paid or caused to be paid in the First Merger did not equal the Aggregate First Merger Amount, this condition may be satisfied by Parent, following delivery by Parent of the True-Up Notice, pursuant to Section 10.1(d)(v)).
ARTICLE X
TERMINATION
Section 10.1   Termination.   This Agreement may be terminated:
(a)   prior to the Third Effective Time, by mutual written consent of the Company and Parent:
(b)   prior to the First Effective Time by either the Company or Parent:
(i)      if the Company Shareholder Approval shall not have been obtained by reason of the failure to obtain the required vote at a duly held Company Shareholders Meeting or any adjournment or postponement thereof; provided, however, that the right to terminate this Agreement under this Section 10.1(b)(i) shall not be available to any Party whose breach of any representation or warranty or failure to perform any obligation, covenant or agreement under this Agreement has proximately caused, or resulted in, the failure to obtain the Company Shareholder Approval;
(ii)   if the Third Closing has not yet occurred by July 29, 2025 (such date, as may be automatically extended pursuant to clause (1) and/or clause (2) of the following proviso, the “Outside Date”); provided, however, that (1) if (A) the Third Closing has not occurred by such date by reason of nonsatisfaction of the condition set forth in Section 9.2(g) and (B) all other conditions in this Agreement have theretofore been satisfied (other than those conditions that by their terms are to be satisfied at the applicable Closing, each of which is capable of being satisfied at the applicable Closing) or (to the extent permitted by Law) waived, the Outside Date will be automatically extended by six (6) months and (2) if (A) the Third Closing has not occurred by such date (as the same may be extended pursuant to the foregoing clause (1)) by reason of nonsatisfaction of the condition set forth in Section 9.2(h), the Outside Date will be automatically extended to the date that is 60 calendar days following the date on which the Company or any

Subsidiary of the Company is Notified of a Debt Event of Default; provided, further, that the right to terminate this Agreement under this Section 10.1(b)(ii) shall not be available to any Party whose breach of any representation or warranty or failure to perform any obligation, covenant or agreement under this Agreement has proximately caused, or resulted in, the failure of the Third Closing to occur on or before the Outside Date;
(iii)   if there shall have be (A) any Order restraining, enjoining or otherwise preventing the consummation of the Mergers issued by any Governmental Entity having jurisdiction over any Party that remains in effect and is final and nonappealable, or (B) any Law promulgated, enacted, issued or deemed applicable to the Mergers by any Governmental Entity having jurisdiction over any Party that prohibits or makes illegal the consummation of the Mergers that remains in effect; provided, however, that the right to terminate this Agreement under this Section 10.1(b)(iii) shall not be available to any Party whose breach of any representation and warranty or whose failure to perform any obligation, covenant or agreement under this Agreement has proximately caused, or resulted in, the issuance of such Order or promulgation, enactment, issuance or deemed applicability of such Law or the failure of such Order or Law to be resisted, resolved or lifted; or
(c)   prior to the First Effective Time by Parent:
(i)   if at any time prior to, but not after, the time the Company Shareholder Approval is obtained, if there shall have been a Board Recommendation Change; or
(ii)   if there shall have been a breach or failure to perform by the Company of any of its representations, warranties, obligations, covenants or agreements contained in this Agreement, which breach or failure would result in a failure to satisfy a condition set forth in Section 9.2, and in such case such breach shall be incapable of being cured prior to the Outside Date, or if capable of being cured prior to the Outside Date, shall not have been cured by the earlier of (A) 30 calendar days after the giving of written notice to the Company of such breach and (B) the Outside Date (a “Company Terminable Breach”), but only if Parent or Parent Merger Sub are not then in Parent Terminable Breach.
(iii)   if there shall have occurred a Specified Debt Event of Default that would result in a failure to satisfy a condition set forth in Section 9.2(h), and in such case such Specified Debt Event of Default shall be incapable of being cured prior to the Outside Date, as reasonably determined by the Company following consultation, in good faith, with Parent, which determination shall be conclusive, or if capable of being cured prior to the Outside Date, shall not have been cured by the Outside Date.
(d)   prior to the First Effective Time by the Company:
(i)   at any time prior to the No-Shop Period Start Date, in order to substantially concurrently enter into a definitive written agreement providing for a Superior Proposal, but only if (A) the Company has not materially breached Section 8.4 with respect to such Superior Proposal and (B) concurrently with, and as a condition to, any such termination, the Company pays or causes to be paid to Parent (or its designee) the Go-Shop Termination Fee pursuant to Section 10.3(b);
(ii)   at any time after the No-Shop Period Start Date but prior to receipt of the Company Shareholder Approval, in order to substantially concurrently enter into a definitive written agreement providing for a Superior Proposal, but only if (A) the Company has not materially breached Section 8.4 with respect to such Superior Proposal and (B) concurrently with, and as a condition to, any such termination, the Company pays or causes to be paid to Parent (or its designee) the Company Termination Fee pursuant to Section 10.3(b);
(iii)   if there shall have been a breach or failure to perform by Parent or Parent Merger Sub of any of their respective representations, warranties, obligations, covenants or agreements contained in this Agreement, which breach or failure would result in a failure to satisfy a condition set forth in Section 9.3, and in such case such breach shall be incapable of being cured prior to the Outside Date, or if capable of being cured prior to the Outside Date, shall not have been cured by the earlier of (A) 30 calendar days after the giving of written notice to Parent of such breach and (B) the Outside Date (a “Parent Terminable Breach”), but only if the Company is not then in Company Terminable Breach;
(iv)   if (A) all of the conditions set forth in Section 9.1 and Section 9.2 (other than those conditions that by their nature are to be satisfied by actions taken at the First Closing, but subject to such conditions being able to be satisfied) have been and continue to be satisfied, (B) the First Merger fails to be consummated on the date the First Closing should have occurred pursuant to Section 2.4, (C) the Company has provided irrevocable written notice to Parent at least two Business Days prior to such termination that all conditions set forth in Section 9.3 have been satisfied (other than those conditions that by their nature are to be satisfied at the First Closing, but subject to the fulfillment or valid waiver of those conditions at the First Closing; provided, that such conditions are capable of being satisfied if the First Closing were to occur at such time) or that it is willing to waive any unsatisfied conditions in Section 9.3, and that it is prepared, willing and able to effect the First Closing and will effect the First Closing, (D) the Company has notified Parent in writing that it stands ready, willing and able to consummate the Transactions and (E) the First Merger shall not have been consummated by the end of the later of (x) the tenth (10) Business Day following the date of delivery of such notice and (y) the date on which the First Closing should have occurred pursuant to Section 2.4;
(v)   if prior to the First Closing, the Company reasonably determines in good faith that the condition in Section 9.3(e) is not reasonably likely to be satisfied, but only if the Company has complied in all respects with its obligations under Section 6.4; provided that, prior to any such termination by the Company, the Company shall provide Parent with written notice of its intention to terminate at least ten (10) Business Days prior to such termination and Parent has not, acting in its sole discretion, elected, by providing written notice to the Company within such ten (10) Business Day period (the “True-Up Notice”), to increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger (for the avoidance of doubt, disregarding any reduction to such aggregate amount for any amounts required to be deducted or withheld in accordance with Section 3.3), as reasonably determined in good faith by the Company, in which case the condition in Section 9.3(e) shall be deemed satisfied and the Company may not terminate this Agreement pursuant to this Section 10.1(d)(v) so long as Parent delivers an irrevocable commitment to the Company with respect to such increase within ten (10) Business Days following delivery of Parent’s written notice.
Section 10.2    Effect of Termination. In the event of termination of this Agreement as provided in Section 10.1, written notice thereof shall be given to the other Party or Parties, specifying in reasonable detail the provision hereof pursuant to which such termination is made and this Agreement shall become void and of no effect with no liability on the part of any Party hereto, except that (a) the Confidentiality Agreement, this Section 10.2, Section 10.3, Article I and Article XI shall survive the termination of this Agreement and (b) except as provided in Section 10.3(e) and Section 10.3(f), no such termination shall relieve any Party of any liability or damages resulting from any Willful and Material Breach by that Party of this Agreement or fraud, in each case, prior to such termination.
Section 10.3   Expenses and Other Payments.
(a)   Except as otherwise provided in this Agreement, including in Section 8.1(b), or as otherwise agreed to in writing by the Parties, each Party shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the Transactions, regardless of whether the Third Merger shall be consummated.
(b)
(i)   If this Agreement is terminated by (x) by Parent pursuant to Section 10.1(c)(i) during the Go-Shop Period, solely as a result of a Board Recommendation Change arising out of an Acquisition Proposal, or (y) the Company pursuant to Section 10.1(d)(i), then the Company shall pay or cause to be paid to Parent (or its designee) the Go-Shop Termination Fee in cash by wire transfer of immediately available funds to an account designated by Parent in the case of clause

(x), not later than the second Business Day following such termination and, in the case of clause (y), concurrently with such termination.
(ii)   If this Agreement is terminated (x) by Parent pursuant to Section 10.1(c)(i) (1) after the No-Shop Period Start Date, solely as a result of a Board Recommendation Change arising out of an Acquisition Proposal, or (2) at any time as a result of a Board Recommendation Change arising out of an Intervening Event or (y) by the Company pursuant to Section 10.1(d)(ii), then the Company shall pay or cause to be paid to Parent (or its designee) the Company Termination Fee in cash by wire transfer of immediately available funds to an account designated by Parent, in the case of clause (x), not later than the second Business Day following such termination and, in the case of clause (y), concurrently with such termination.
(iii)    If (A) after the date of this Agreement, an Acquisition Proposal shall have been made to the Company or shall have been publicly made directly to the holders of Shares generally or shall have otherwise become publicly known (and, in any such case, whether or not such Acquisition Proposal is conditional or withdrawn), (B) thereafter, this Agreement is terminated by Parent or the Company pursuant to Section 10.1(b)(i) or Section 10.1(b)(ii), and (C) prior to the date that is 12 months after such termination, the Company consummates an Acquisition Proposal or the Company enters into a definitive agreement with respect to an Acquisition Proposal, then the Company shall pay or cause to be paid to Parent the Company Termination Fee in cash by wire transfer of immediately available funds to an account designated by Parent upon the earlier of (i) the date of consummation of such Acquisition Proposal or (ii) the entry into a definitive agreement with respect to such Acquisition Proposal. For purposes of clause (C), all references to “15% or more” in the definition of “Acquisition Proposal” shall be deemed to be references to “more than 50%.”
(c)   If this Agreement is terminated (x) by the Company pursuant to Section 10.1(d)(iii) or (y) by the Company pursuant to Section 10.1(d)(iv) Parent shall pay or cause to be paid to the Company the Parent Termination Fee in cash by wire transfer of immediately available funds to the Company not later than the fifth Business Day following such termination or (ii) by Parent pursuant to Section 10.1(c)(iii); provided, that the Company shall have complied in all respects with Section 8.10(c), Parent shall pay or cause to be paid to the Company the Debt Event of Default Termination Fee in cash by wire transfer of immediately available funds to the Company not later than the fifth Business Day following such termination.
(d)   The Parties acknowledge that (i) the agreements contained in this Section 10.3 are an integral part of the Transactions, (ii) without these agreements, the Company, Parent and Parent Merger Sub would not enter into this Agreement and (iii) each of the Company Termination Fee, Go-Shop Termination Fee, the Parent Termination Fee and the Debt Event of Default Termination Fee is not a penalty, but is liquidated damages, in a reasonable amount that will compensate the Company or Parent, as the case may be, in the circumstances in which such fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions, which amount would otherwise be impossible to calculate with precision. Accordingly, if the Company or Parent, as the case may be, fails to timely pay any amount due pursuant to Section 10.3 and, in order to obtain such payment, either Parent or the Company, as the case may be, commences a suit that results in a judgment against the other Party for the payment of any amount set forth in Section 10.3, such paying Party shall pay the other Party the amount of the reasonable and documented out-of-pocket costs and expenses of the other Party in connection with such suit; provided, that in no event shall a Party be required to pay an amount of such costs and expenses exceeding $5,000,000 in the aggregate (the “Enforcement Costs Cap”).
(e)   Parent and Parent Merger Sub agree that, upon any termination of this Agreement pursuant to Section 10.1 under circumstances where the Company Termination Fee or Go-Shop Termination Fee is payable by the Company pursuant to this Section 10.3 and such Company Termination Fee or Go-Shop Termination Fee, as applicable, is paid in full, except as provided in Section 10.2 and Section 11.10, or in the case of fraud, (i) Parent, Parent Merger Sub, the Equity Investors, the Guarantors, the Debt Financing Sources, the Preferred Equity Financing Sources or any other financing sources of Parent or Parent Merger Sub or any of the foregoing’s respective former, current or future, direct or indirect, directors, officers, employees, partners, managers, equityholders, members, stockholders, advisors, Affiliates, Representatives, successors or assigns (collectively, the “Parent Related Parties”) shall be precluded from any other remedy against the Company or the Company Related Parties, at law or in equity or otherwise relating to or arising out of this Agreement or the Transactions (including in connection with Willful and Material Breach or fraud), (ii) none of Parent or the Parent Related Parties shall seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Company or any of its Subsidiaries or any of their respective former, current or future, direct or indirect, directors, officers, employees, partners, managers, equityholders, members, shareholders, advisors, Affiliates or its or their respective Representatives, successors or assigns (collectively, the “Company Related Parties”) in connection with this Agreement or the Transactions, (iii) Parent’s receipt of the payment of the Company Termination Fee or Go-Shop Termination Fee, as applicable, pursuant to Section 10.3 in circumstances where such fee is properly payable pursuant to the terms thereof shall constitute the sole and exclusive remedy of the Parent Related Parties for all losses and damages suffered as a result of the failure of the Transactions to be consummated (including in connection with Willful and Material Breach or fraud), and (iv) upon payment of the Company Termination Fee or Go-Shop Termination Fee, as applicable, pursuant to Section 10.3 in circumstances where such fee is properly payable pursuant to the terms thereof, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, including in connection with Willful and Material Breach or fraud (except that the Company shall also be obligated with respect to Section 10.3(d) subject to the Enforcement Costs Cap). In no event shall the Company be required to pay the Company Termination Fee or Go-Shop Termination Fee on more than one occasion or both the Company Termination Fee and Go-Shop Termination Fee and in no event shall the Company be liable for any amount in excess of the Company Termination Fee (including in connection with Willful and Material Breach or fraud).
(f)   The Company agrees that, upon any termination of this Agreement pursuant to Section 10.1 under circumstances where the Parent Termination Fee or the Debt Event of Default Termination Fee is payable by Parent pursuant to this Section 10.3 and such Parent Termination Fee or Debt Event of Default Termination Fee is paid in full, except as provided in Section 11.10, or in the case of fraud, (i) the Company Related Parties shall be precluded from any other remedy against Parent or the Parent Related Parties, at law or in equity or otherwise relating to or arising out of this Agreement or the Transactions (including in connection with Willful and Material Breach or fraud), (ii) none of the Company or the Company Related Parties shall seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Parent Related Parties in connection with this Agreement or the Transactions (including in connection with Willful and Material Breach or fraud), (iii) the Company’s receipt of the payment of the Parent Termination Fee or Debt Event of Default Termination Fee pursuant to Section 10.3 in circumstances where such fee is payable pursuant to the terms thereof shall constitute the sole and exclusive remedy of the Company Related Parties for all losses and damages suffered as a result of the failure of the Transactions to be consummated (including in connection with Willful and Material Breach or fraud), and (iv) upon payment of the Parent Termination Fee or Debt Event of Default Termination Fee pursuant to Section 10.3 in circumstances where such fee is payable pursuant to the terms thereof, none of the Parent Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, including in connection with Willful and Material Breach or fraud (except that Parent and Parent Merger Sub shall also be obligated with respect to Section 10.3(d) subject to the Enforcement Costs Cap). Notwithstanding the foregoing, but subject to the last three sentences of this Section 10.3(f), it is explicitly agreed that (A) the Company shall have the rights pursuant to and subject to the terms and conditions of Section 11.10, (B) the express counterparties to the Confidentiality Agreement shall remain obligated for, and the Company shall be entitled to remedies with respect to, breaches of the Confidentiality Agreement, (C) nothing in this Section 10.3 shall limit or otherwise affect the Guarantors’ obligations under, and pursuant to the express terms and subject to the conditions of, the Guarantee and (D) Parent and Parent Merger Sub shall remain liable hereunder, and the Guarantors shall remain liable under the Guarantee, for any obligations of Parent to pay fees or expenses pursuant to Section 10.3(d) (subject to the Enforcement Costs Cap) and the expense reimbursement and indemnification obligations of Parent contained in Section 8.9. In no event (x) shall Parent be required to pay the Parent Termination Fee or Debt Event of Default Termination Fee on more than one occasion, (y) shall Parent be required to pay both the Parent Termination Fee and the Debt Event of Default Termination Fee and (z) shall Parent be liable for any amount in excess of the Parent Termination Fee or the Debt Event of Default Termination Fee, in either case, including in connection with Willful and Material Breach or fraud. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, while the Company may pursue both (x) a grant of specific performance or other equitable relief, in each case in accordance with and subject in all respects to Section 11.10(b) and this Section 10.3(f), and (y) payment of the Parent Termination Fee under Section 10.3(c), under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance to cause the Third Closing to occur or other equitable relief, on the one hand, and payment of any monetary damages whatsoever and/or the payment of all or any portion of the Parent Termination Fee and/or any of the amounts, if any, as and when due, pursuant to Section 10.3(c), on the other hand. In furtherance of the foregoing, in no event will the Company or any Company Related Party seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or monetary reward in excess of the Parent Termination Fee or the Debt Event of Default Termination Fee, as applicable, against Parent or any Parent Related Party (including in connection with Willful and Material Breach or fraud), and in no event will the Company or any Company Related Party be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages (including in connection with Willful and Material Breach or fraud), in excess of the Parent Termination Fee or the Debt Event of Default Termination Fee against Parent or any Parent Related Party for, or with respect to, this Agreement, the Equity Commitment Letter, the Guarantee or the transactions contemplated hereby and thereby (including any breach by Parent, Parent Merger Sub or the Guarantors), the termination of this Agreement, the failure to consummate the Third Merger or any claims or actions under applicable Law arising out of any such breach, termination or failure.
ARTICLE XI
MISCELLANEOUS
Section 11.1   Notices.   All notices, requests and other communications to any Party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given and received (a) upon receipt when delivered by hand, (b) two Business Days after being sent by registered mail (return receipt requested) or by courier or express delivery service, (c) upon receipt if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission (provided, that no “bounce back” or similar message of non-delivery is received with respect thereto) or (d) at 9:00 a.m. recipient’s local time on the Business Day following transmission if sent by email transmission after 6:00 p.m. recipient’s local time and no “bounce back” or similar message of non-delivery is received with respect thereto; provided, that in each case the notice or other communication is sent to the physical address or email address set forth beneath the name of such Party below (or to such other physical address or email address as such Party shall have specified in a written notice given to the other Parties hereto):
if to Parent or Parent Merger Sub, to:
Elk Bidco Limited
2100 McKinney Ave Suite 1500
Dallas, TX 75201
Attention:
Joshua Peck

Sixth Street Legal
Email:
[***]

[***]

with copies to (which shall not constitute notice):
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention:
Elizabeth A. Cooper

Katherine Krause
Email:
[***]

[***]
if to the Company Parties, to:
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:
Elizabeth DaSilva

Email:
[***]

with copies to (which shall not constitute notice):
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:
Audrey Taranto, General Counsel

Email:
[***]

and
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:
Krishna Veeraraghavan

Benjamin M. Goodchild
Email:
[***]

[***]
and
Hogan Lovells US LLP
1735 Market Street, 23rd Floor
Philadelphia, PA 19103
Attention:
Bob Juelke

Email:
[***]

Section 11.2    Non-Survival of Representations and Warranties.   None of the representations, warranties, covenants or agreements in this Agreement, or in any certificate or other writing delivered pursuant to this Agreement, shall survive the Third Effective Time or, except as otherwise provided in Section 10.2, any termination of this Agreement, as the case may be. This Section 11.2 shall not limit any covenant or agreement of the Parties that by its terms contemplates performance after the Third Effective Time.
Section 11.3    Amendments; No Waivers.
(a)   Any provision of this Agreement (including the Exhibits, Company Disclosure Schedules and Parent Disclosure Schedules hereto) may be amended or waived prior to the Third Effective Time if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the

Company Parties, Parent and Parent Merger Sub, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided, however, that following the receipt of the Company Shareholder Approval, there shall be no amendment to the provisions of this Agreement that by Law would require further approval by the holders of Shares without such approval.
(b)   No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
Section 11.4    Successors and Assigns. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns; provided, however, that no Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other Parties. Notwithstanding the foregoing, (i) Parent and Parent Merger Sub will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement to any of their respective Affiliates and (ii) Parent may collaterally assign its rights hereunder to any of the Debt Financing Sources; provided that no such assignment shall relieve Parent or Parent Merger Sub, as applicable, of its obligations under this Agreement; provided, further, that no such assignment shall be permitted to the extent such assignment would reasonably be expected to materially delay or materially impede the consummation of the Transactions.
Section 11.5    Governing Law; Venue; Waiver of Jury Trial.
(a)   This Agreement and all actions arising under or in connection therewith will be governed by and construed in accordance with the Laws of the State of Delaware (“Delaware Law”), regardless of any other Laws that might otherwise govern under applicable principles of conflicts of law, without giving effect to any Law, rule, or provision that would cause the application of any Law other than Delaware Law. The Parties expressly acknowledge and agree that: (i) the requirements of 6 Del. C. § 2708 are satisfied by the provisions of this Agreement and that such statute mandates the application of Delaware Law to this Agreement, the relationship of the Parties, the Transactions, and the interpretation and enforcement of the rights and duties of any Party; (ii) the Parties have a reasonable basis for the application of Delaware Law to this Agreement, the relationship of the Parties, the Transactions, and the interpretation and enforcement of the rights and duties any Party; (iii) no other jurisdiction has a materially greater interest in the foregoing; and (iv) the application of Delaware Law would not be contrary to the fundamental policy of any other jurisdiction that, absent the Parties’ choice of Delaware Law hereunder, would have an interest in the foregoing.
(b)   Each Party irrevocably agrees that any Proceeding with respect to this Agreement or the Transactions or for recognition and enforcement of any judgment in respect hereof brought by any other Party hereto or its successors or assigns will be brought and determined in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, U.S. District Court for the District of Delaware (or if jurisdiction is not then available in the U.S. District Court for the District of Delaware (but only in such event), then in any Delaware State court sitting in New Castle County) or any appellate court of any such courts, and each Party hereby irrevocably submits with respect to any Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each Party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Proceeding with respect to this Agreement, any claim (a) that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (c) to the fullest extent permitted by Law, that (i) the Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such Proceeding is improper or (iii) this Agreement, or the subject matter hereof, is not enforceable in or by such courts.
(c)    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY

AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS (AS DEFINED IN THIS AGREEMENT). EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.5(c), (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY.
Section 11.6    Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party hereto shall have received counterparts hereof signed by all of the other Parties hereto.
Section 11.7   Entire Agreement; No Third Party Beneficiaries.   This Agreement (including the Exhibits, Company Disclosure Schedules and Parent Disclosure Schedules hereto), the Ancillary Agreements and the Confidentiality Agreement constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof; provided, however, to the extent of any conflict between the provisions of the Confidentiality Agreement and this Agreement, the terms of this Agreement shall govern. Except for the provisions of (a) the rights of the former holders of Shares to receive the Total Cash Consideration payable pursuant to Article II and the rights of the former holders of Company Restricted Shares, Company RSU Awards or Company PSU Awards and the beneficiary of the Ordinary Shares held subject to the JSOP to receive the amounts payable pursuant to Section 2.10, (b) Section 7.1 (which from and after the Third Effective Time are intended for the benefit of, and shall be enforceable by, the Persons referred to therein and by their respective heirs and representatives) and (c) the rights of the Parent Related Parties and the Company Related Parties pursuant to Section 10.3 and Section 11.14 hereunder, no provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the Parties hereto. The Parties further agree that the rights of third-party beneficiaries under clause (a) of the prior sentence of this Section 11.7 shall not arise unless and until the Third Effective Time occurs.
Section 11.8   Captions.   The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.
Section 11.9   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party.
Section 11.10    Specific Performance.
(a)   The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach. Accordingly, the Parties acknowledge and hereby agree that, prior to any termination of this Agreement and subject to Section 10.3(c), Section 10.3(f), Section 11.10(b), and Section 11.10(d), in the event of any breach or threatened breach by Parent, Parent Merger Sub or any of the Company Parties of any of their respective obligations, covenants and agreements under this Agreement, Parent, Parent Merger Sub or the Company Parties, as applicable, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other Parties, as applicable, and to specific performance by the other Parties, as applicable, of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other Parties, as applicable, under this Agreement (including compliance by the Company with Section 10.1(d)(v)), without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time, subject to the limitations on remedies set forth in this Agreement, including Section 10.3(c), Section 10.3(f), Section 11.10(b), and Section 11.10(d); provided, that, under no circumstances shall any of the Company Parties be permitted or entitled to receive both the payment of monetary damages of any kind (including the Parent Termination Fee or the Debt Event of Default Termination Fee) and a grant of specific performance.
(b)   Notwithstanding Section 11.10(a) or anything in this Agreement or otherwise to the contrary, and subject in all respects to Section 10.3(c), Section 10.3(f), Section 11.10(b), and Section 11.10(d), the Parties hereby further acknowledge and agree that, prior to the earlier of the Third Effective Time and the termination of this Agreement, the Company Parties shall solely be entitled to specific performance to enforce Parent and Parent Merger Sub’s obligations to cause the Equity Investors to fund the Equity Financing and to cause Parent or Parent Merger Sub to consummate the Transactions, including to effect the Third Closing in accordance with Section 2.4, on the terms and subject to the conditions in this Agreement, if and only if, (i) all conditions in Section 9.1 and Section 9.2 (other than those conditions that by their terms are to be satisfied at the Third Closing, but subject to the fulfillment of those conditions at the Third Closing; provided, that such conditions are capable of being satisfied if the Third Closing were to occur at such time) have been and continue to be satisfied, (ii) the Debt Financing (or, if Alternative Debt Financing is being used in accordance with Section 8.9, the financing to be made available pursuant to the commitments with respect thereto) has been received by Parent in full in accordance with the terms thereof, or all of the conditions to the Debt Financing have been satisfied and the full amount of the Debt Financing is available to be funded at the Third Closing if the Equity Financing is funded at the Third Closing (provided, that, if the Debt Financing has not been funded and will not be funded at the Third Closing for any reason (including a breach of Section 8.9), the Company Parties shall not be entitled to enforce Parent’s and Parent Merger Sub’s obligation to consummate the Transactions and the Equity Investors’ obligation to provide the Equity Financing pursuant to this Section 11.10(b)), (iii) the Preferred Equity Financing (or, if Alternative Preferred Equity Financing is being used in accordance with Section 8.9, the financing to be made available pursuant to the commitments with respect thereto) has been received by Parent in full in accordance with the terms thereof, or all of the conditions to the Preferred Equity Financing have been satisfied and the full amount of the Preferred Equity Financing is available to be funded at the Third Closing if the Equity Financing is funded at the Third Closing (provided, that, if the Preferred Equity has not been funded and will not be funded at the Third Closing for any reason (including a breach of Section 8.9), the Company shall not be entitled to enforce Parent’s and Parent Merger Sub’s obligation to consummate the Transactions and the Equity Investors’ obligation to provide the Equity Financing pursuant to this Section 11.10(b), (iv) Parent has failed to consummate the Third Closing on the date when it would be required under Section 2.4 and (iv) the Company has irrevocably confirmed in writing to Parent that (A) if specific performance were granted and the Financing were funded, then the Third Closing would occur substantially simultaneously with the drawdown of the Equity Financing, the Debt Financing and the Preferred Equity Financing (and the Company has not revoked, withdrawn, modified or conditioned such confirmation) and (B) the Company is prepared, willing and able to effect the Third Closing and the other Transactions. For the avoidance of doubt, while the Company Parties may pursue both (x) a grant of specific performance or other equitable relief, in each case in accordance with and subject in all respects to this Section 11.10(b) and Section 10.3(f), and (y) payment of the Parent Termination Fee under Section 10.3(c), under no circumstances shall the Company Parties be permitted or entitled to receive both a grant of specific performance to cause the Third Closing to occur or other equitable relief, on the one hand, and payment of any monetary damages whatsoever and/or the payment of all or any portion of the Parent Termination Fee and/or the Debt Event of Default Termination Fee and/or any of the amounts, if any, as and when due, pursuant to Section 10.3(c), on the other hand; provided, however, that in no event shall the Company be permitted or entitled to receive aggregate monetary damages in excess of the Parent Termination Fee or the Debt Event of Default Termination Fee.

(c)   Subject to the limitations on remedies set forth in this Section 11.10, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or in Law or in equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise at any time of any other remedy.
(d)   Subject to Section 10.3(b), Section 10.3(f) and Section 11.10(b), the Company Parties, on the one hand, and Parent and Parent Merger Sub, on the other hand, hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order in accordance with and subject to the limitations of this Section 11.10 (including Section 11.10(b)) to prevent or restrain breaches or threatened breaches of this Agreement by the Company Parties or Parent, as applicable, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements of the Company Parties or Parent, as applicable under this Agreement, in each case, prior to the Third Closing. Subject in all respects to Section 10.3(c), Section 10.3(f), Section 11.10(b), and Section 11.10(d) (including, in each case, the limitations set forth therein), the parties further agree that (i) by seeking the remedies provided for in this Section 11.10, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement, the Equity Commitment Letter, the Debt Commitment Letter, the Preferred Equity Commitment Letter or the Guarantee and (ii) nothing set forth in this Section 11.10 shall require any party to institute any Proceeding for specific performance under this Section 11.10 prior to or as a condition to exercising any termination right under Article X, nor shall the commencement of any Proceeding pursuant to this Section 11.10 or anything set forth in this Section 11.10 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Article X or pursue any other remedies under this Agreement, the Equity Commitment Letters, the Debt Commitment Letters, the Preferred Equity Commitment Letter or the Guarantee that may be available then or thereafter (subject to the terms and conditions set forth herein and therein).
Section 11.11   Debt and Equity Financing Sources.   Notwithstanding anything in this Agreement to the contrary, each of the Parties on behalf of itself and each of its Affiliates hereby: (a) agrees that any legal action (whether in Law or in equity, whether in Contract or in tort or otherwise), involving the Debt Financing Sources Related Parties or the Preferred Equity Financing Sources Related Parties, arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter, the Debt Financing Fee Letter, the Debt Financing Agreements, the Preferred Equity Financing, the Preferred Equity Commitment Letter, the Preferred Equity Financing Fee Letter, the Preferred Equity Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, shall be subject to the exclusive jurisdiction of any New York State court or federal court of the United States of America, in each case, sitting in New York County and any appellate court thereof (each such court, the “Subject Courts”) and each party irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such Subject Courts and agrees that any such dispute shall be governed by, and construed in accordance with, the Laws of the State of New York, except as otherwise set forth in the Debt Commitment Letter and/or the Preferred Equity Commitment Letter, including with respect to (i) the interpretation of the definition of Company Material Adverse Effect (and whether or not a Company Material Adverse Effect has occurred), (ii) the determination of the accuracy of any “specified acquisition agreement representation” (as such term or similar term is defined in the Debt Commitment Letter and/or the Preferred Equity Commitment Letter) and whether as a result of any inaccuracy thereof Parent or any of its Affiliates has the right to terminate its or their obligations hereunder pursuant to Section 10.1(c)(ii) or decline to consummate the Third Closing as a result thereof pursuant to Section 9.2(b), (c) or (d) and (iii) the determination of whether the Third Closing has been consummated in all material respects in accordance with the terms hereof, which shall in each case be governed by and construed in accordance with the Delaware Law, without giving effect to any choice or conflict of Law provision or rule that would cause the application of Laws of any other jurisdiction, (b) agrees not to bring or support or permit any of its Affiliates to bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in Contract or in tort or otherwise), against (i) the Debt Financing Sources in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter, the Debt Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any Subject Court or (ii) the Preferred Equity Financing Sources in any way arising out of or relating to this

Agreement, the Preferred Equity Financing, the Preferred Equity Commitment Letter, the Preferred Equity Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any Subject Court, (c) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such legal action in any such Subject Court, (d) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable Law trial by jury in any legal action brought against (i) the Debt Financing Sources Related Parties in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter, the Debt Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder or (ii) the Preferred Equity Financing Sources Related Parties in any way arising out of or relating to this Agreement, the Preferred Equity Financing, the Preferred Equity Commitment Letter, the Preferred Equity Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (e) agrees that this Agreement may not be enforced against any (i) Debt Financing Source Related Parties and none of the Debt Financing Sources Related Parties will have any liability to the Company, the Company’s Subsidiaries or their respective Affiliates relating to or arising out of this Agreement, the Debt Financing, the Debt Commitment Letter, the Debt Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder and that none of the Company, the Company’s Subsidiaries or any of their respective Affiliates shall bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in Contract or in tort or otherwise), against any of the Debt Financing Sources Related Parties relating to or in any way arising out of this Agreement, the Debt Financing, the Debt Commitment Letter, the Debt Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder or any (ii) Preferred Equity Financing Sources Related Parties and none of the Preferred Equity Financing Sources Related Parties will have any liability to the Company, the Company’s Subsidiaries or their respective Affiliates relating to or arising out of this Agreement, the Preferred Equity Financing, the Preferred Equity Commitment Letter, the Preferred Equity Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder and that none of the Company, the Company’s Subsidiaries or any of their respective Affiliates shall bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in Contract or in tort or otherwise), against any of the Preferred Equity Financing Sources Related Parties relating to or in any way arising out of this Agreement, the Preferred Equity Financing, the Preferred Equity Commitment Letter, the Preferred Equity Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder (provided that, nothing in this clause (e) shall limit the rights of the Second Surviving Company and its Subsidiaries against any of the Debt Financing Sources Related Parties with respect to the Debt Financing or any of the Preferred Equity Financing Sources Related Parties with respect to the Preferred Equity Financing or any of the transactions contemplated thereby or any services thereunder following the Third Closing Date), (f) waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any legal action involving any (i) Debt Financing Source Related Parties or the transactions contemplated hereby, any claim that it is not personally subject to the jurisdiction of the Subject Courts as described herein for any reason or (ii) Preferred Equity Financing Related Parties or the transactions contemplated hereby, any claim that is not personally subject to the jurisdiction of the Subject Courts as described herein for any reason, and (g) agrees (i) that the Debt Financing Sources and the Preferred Equity Financing Sources are express third party beneficiaries of, and may enforce, any of the provisions in this Section 11.11 (or the definitions of any terms used in this Section 11.11) and (ii) (A) to the extent any amendments to any provision of this Section 11.11 (or, solely as they relate to this Section 11.11, the definitions of any terms used in this Section 11.11) are materially adverse to the Debt Financing Sources, such provisions shall not be amended without the prior written consent of the Debt Financing Sources and (B) to the extent any amendments to any provision of this Section 11.11 (or, solely as they related to this Section 11.11, the definitions of any terms used in this Section 11.11) are materially adverse to the Preferred Equity Financing Sources, such provisions shall not be amended without the prior written consent of the Preferred Equity Financing Sources. Notwithstanding anything contained herein to the contrary, nothing in this Section 11.11 shall in any way affect any Party’s or any of their respective Affiliates’ rights and remedies under any binding agreement to which (a) a Debt Financing Source is a party, including the Debt Commitment Letter and (b) a Preferred Equity Financing Source is a party, including the Preferred Equity Commitment Letter.

Section 11.12   Interpretation.
(a)   Each of the Parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said counsel. Each Party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged between the parties shall be deemed the work product of the parties and may not be construed against any Party by reason of its preparation. Accordingly, any rule of Law or any legal decision that would require interpretation of any ambiguities in this Agreement against any Party that drafted it is of no application and is hereby expressly waived, and any controversy over interpretations of this Agreement will be decided without regard to events of drafting or preparation.
(b)   Unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, words denoting any gender shall include all genders, and words denoting natural persons shall include corporations, limited liability companies and partnerships, and vice versa.
(c)   When a reference is made in this Agreement to Articles, Sections, Exhibits, Company Disclosure Schedules or Parent Disclosure Schedules, such reference shall be to an Article, Section, Exhibit, Company Disclosure Schedule or Parent Disclosure Schedule, as applicable, of this Agreement unless otherwise indicated.
(d)   Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
(e)   All references to “$” or dollar amounts will be to the lawful currency of the United States.
(f)   The words “the date hereof,” “the date of this Agreement” and words of similar import mean the day and year first set forth above in the preamble to this Agreement.
(g)   Unless the context otherwise requires, the terms “neither,” “nor,” “any,” “either” and “or” are not exclusive.
(h)   The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” References to “days” mean “calendar days” unless expressly stated otherwise.
(i)   References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively. If the date on which an action is to be taken or notice is to be given pursuant any provision of this Agreement falls on a day that is not a Business Day, such action may be taken, or notice given, on the next Business Day.
(j)   Any reference in this Agreement to a date or time shall be deemed to be such date or time in New York, New York, unless otherwise specified.
(k)    Except with respect to any disclosure in the Company Disclosure Schedules or Parent Disclosure Schedules, any contract or instrument referred to herein means such contract or instrument as from time to time amended, modified or supplemented, including by waiver or consent.
(l)   All references to any federal, state, local or foreign Law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.
(m)    Except as otherwise specifically provided in this Agreement, any statute, rule or regulation defined or referred to herein means such statute as from time to time amended, supplemented or modified, including by succession of comparable successor statutes, rules or regulations, as applicable.
(n)    References to a person are also to its permitted successors and assigns.
(o)    The words “made available” and words of similar import refer to documents that were delivered in person or electronically to the other Party or its Representatives or posted to the data site maintained by the disclosing Party or its Representatives in connection with the Transactions, in each case, at least 48 hours prior to the execution of this Agreement and, for the avoidance of doubt, include any form, report, schedule, registration statement, proxy statement and other document filed or furnished by the disclosing Party or its Subsidiaries with the SEC and publicly available on EDGAR, including as an exhibit, prior to the date of this Agreement.
Section 11.13   No Recourse.   This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto (or parties to the Guarantee, Equity Commitment Letter or Confidentiality Agreement, to the extent and subject to the terms expressly set forth therein) and no Parent Related Parties (other than (i) Parent and Parent Merger Sub and (ii) the Guarantors to the extent and subject to the terms expressly set forth in the Guarantee or Equity Commitment Letter) shall have any liability for any obligations or liabilities of the parties to this Agreement (whether for indemnification or otherwise) or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the Transactions or in respect of any oral representations made or alleged to be made in connection herewith. The Company (on behalf of itself, its Affiliates, and any Person claiming by, through or on behalf of the Company or its Affiliates) agrees that it shall not institute, and shall not permit any Company Related Parties or its or their respective Representatives to bring, make or institute any action, claim, proceeding (whether based in Contract, tort, fraud, strict liability, other Laws or otherwise, at law or in equity) arising under or in connection with this Agreement or other agreement executed or delivered in connection herewith or any of the transactions contemplated hereby or thereby against any of the Parent Related Parties and that none of the Parent Related Parties shall have any liability or obligations (whether based in Contract, tort, fraud, strict liability, other Laws or otherwise) to the Company, its Subsidiaries or any Company Related Parties or any of its or their respective Representatives or Affiliates (or any Person claiming by, through or on behalf of such Persons) or any of their respective successors, heirs or representatives thereof arising out of or relating to this Agreement or other agreement executed or delivered in connection herewith or any of the transactions contemplated hereby or thereby, other than, in each case, Parent and Parent Merger Sub to the extent provided herein, Sixth Street Partners, LLC pursuant to the Confidentiality Agreement or the Guarantors pursuant to the Guarantee or the Equity Commitment Letter (to the extent and subject to the terms provided therein). Without limiting the generality of the foregoing, to the maximum extent permitted or otherwise conceivable under applicable Law (and subject only to the specific contractual provisions of this Agreement or agreement executed or delivered in connection herewith), the Company (on behalf of itself and the Company Related Parties and any Person claiming by, through or on behalf of such Persons) hereby waives, releases and disclaims any and all rights in respect of any such actions, claims, proceedings, obligations and liabilities.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
ENSTAR GROUP LIMITED
By:
/s/ Dominic F. Silvester

Name:
Dominic F. Silvester

Title:
Chief Executive Officer

DEER LTD.
By:
/s/ Elizabeth DaSilva

Name:
Elizabeth DaSilva

Title:
Director

DEER MERGER SUB LTD.
By:
/s/ Elizabeth DaSilva

Name:
Elizabeth DaSilva

Title:
Director

[Signature Page to Agreement and Plan of Merger]

ELK MERGER SUB LIMITED
By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Authorized Signatory

ELK BIDCO LIMITED
By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Authorized Signatory

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A
Certain Definitions
“Acceptable Confidentiality Agreement” means an agreement with the Company that is either (i) in effect as of the execution and delivery of this Agreement; or (ii) executed, delivered and effective after the execution and delivery of this Agreement, in either case (A) containing provisions that require any counterparty thereto (and any of its Affiliates and Representatives) that receives non-public information of or with respect to the Company and its Subsidiaries to keep such information confidential, (B) other than with respect to immaterial provisions, containing confidentiality provisions not less favorable to the Company in any material respect than the terms of the Confidentiality Agreement and (C) that does not prohibit the Company from providing any information to Parent in accordance with, or otherwise complying with, Section 8.4 or provide for the reimbursement by the Company or any of its Subsidiaries of any of the counterparty’s costs or expenses.
“Acquisition Proposal” means any offer or proposal from a third party to engage in an Acquisition Transaction.
“Acquisition Transaction” means any transaction or series of related transactions (other than the Transactions) involving: (i) any direct or indirect purchase or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons, whether from the Company or any other Person(s), of securities representing more than 15% of the total outstanding equity securities of the Company (by vote or economic interests) after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or “group” of Persons that, if consummated in accordance with its terms, would result in such Person or “group” of Persons beneficially owning more than 15% of the total outstanding equity securities of the Company (by vote or economic interests) after giving effect to the consummation of such tender or exchange offer; (ii) any direct or indirect purchase, license or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons of assets constituting or accounting for more than 15% of the consolidated assets, revenue or net income of the Company and its Subsidiaries, taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or (iii) any merger, amalgamation, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company pursuant to which any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons would hold securities representing more than 15% of the total outstanding equity securities of the Company (by vote or economic interests) after giving effect to the consummation of such transaction.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person, through one or more intermediaries or otherwise. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise; provided, however, that, other than for purposes of the final sentence in Section 8.3, Section 10.3, Section 11.4, Section 11.7 and Section 11.13 and the definitions of “Burdensome Condition”, “Parent Investor” and “Parent Related Parties”, an “Affiliate” of the Parent or Parent Merger Sub shall be deemed not to include (i) any investment fund or investment vehicle, managed account or other managed asset, that is affiliated with, or managed or advised by, Parent or Parent Merger Sub or Parent Investor, or any affiliate or general partner, trustee, nominee, manager or adviser of Parent or Parent Merger Sub or Parent Investor and/or (ii) any portfolio company (as such term is commonly understood in the private equity industry) or subsidiary or similar investment of any of the foregoing.
“Aggregate First Merger Amount” has the meaning set forth in the recitals.
“Agreement” has the meaning set forth in the preamble.
“Alternative Acquisition Agreement” has the meaning set forth in Section 8.4(b).
“Alternative Debt Financing” has the meaning set forth in Section 8.9(a).

“Alternative Financing” has the meaning set forth in Section 8.9(a).
“Alternative Preferred Equity Financing” has the meaning set forth in Section 8.9(a).
“Ancillary Agreements” means the Statutory Merger Agreements, Guarantee, Equity Commitment Letter, Debt Commitment Letter, Preferred Equity Commitment Letter and the Rollover and Support Agreements.
“Antitrust Laws” has the meaning set forth in Section 8.1(c).
“Appraisal Withdrawal” has the meaning set forth in Section 2.11(c).
“Appraised Fair Value” has the meaning set forth in Section 2.11(a).
“beneficial ownership” has the meaning ascribed to such term in Section 13(d) of the Exchange Act.
“Bermuda Companies Act” means the Companies Act 1981 of Bermuda.
“Board Recommendation” has the meaning set forth in the recitals.
“Board Recommendation Change” has the meaning set forth in Section 8.4(e).
“Book-Entry Shares” has the meaning set forth in Section 2.7(b).
“Burdensome Condition” has the meaning set forth in Section 8.1(e).
“Business Day” means any day other than (a) a Saturday or a Sunday, (b) a day on which commercial banks in New York City or Bermuda are closed, (c) a day on which the Registrar is closed or (d) any day on which EDGAR is not open to accept filings.
“Cap Amount” has the meaning set forth in Section 7.1(c).
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act as signed into law by the President of the United States on March 27, 2020, and any administrative or other guidance published with respect thereto by any Governmental Entity (including IRS Notices 2020-22 and 2020-65), or any other Law or executive order or executive memorandum (including the Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, dated August 8, 2020, Section 13(3) of the Federal Reserve Act, the American Rescue Plan Act of 2021 (Pub. L. No. 117-2), the Families First Act, and the Health and Economic Recovery Omnibus Emergency Solutions Act and the Health, Economic Assistance, Liability Protection, and Schools Act) intended to address the consequences of COVID-19 (in each case, including any comparable provisions of state, local or non-U.S. Law and including any related or similar orders or declarations from any Governmental Entity) and any extension of, amendment, supplement, correction, revision or similar treatment to any provision of the CARES Act contained in the Consolidated Appropriations Act, 2021, H.R. 133 or any other Law or executive order or executive memoranda.
“Certificate” has the meaning set forth in Section 2.7(b).
“Certificate of Merger” has the meaning set forth in Section 2.3(b).
“Closing” means the First Closing, the Second Closing or the Third Closing, as applicable.
“Closing Date” means the First Closing Date, the Second Closing Date or the Third Closing Date, as applicable.
“Code” means the United States Internal Revenue Code of 1986.
“Company” has the meaning set forth in the preamble.
“Company 10-K” means the Company’s annual report on Form 10-K for its fiscal year ended December 31, 2023.
“Company Balance Sheet” means that balance sheet of the Company dated as of December 31, 2023 contained in the Company 10-K.

“Company Balance Sheet Date” means December 31, 2023.
“Company Benefit Plan” means any employment, consulting, severance, change in control or similar agreement applicable to any director, employee or individual independent contractor of the Company or any of its Subsidiaries, and each other plan, policy, agreement or arrangement, including any “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA), providing for compensation, bonuses, commissions, retention benefits, profit-sharing, stock option, restricted stock, stock appreciation right or other stock-related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-insured arrangements), health and welfare benefits, death benefits, disability benefits, severance benefits, change in control benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits) that is sponsored, maintained, administered or contributed to (or is required to be contributed to) by the Company or its Subsidiaries, or with respect to which the Company or any of its Subsidiaries has any liability, contingent or otherwise; provided, however, that no plan, policy, agreement or arrangement that is (x) sponsored or maintained by any Governmental Entity or (y) a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA), in either case, shall be considered a Company Benefit Plan.
“Company Board” has the meaning set forth in the recitals.
“Company Bye-Law Amendments” means the First Company Bye-Law Amendment and the Second Company Bye-Law Amendment set forth on Schedule D.
“Company Bye-Laws” has the meaning set forth in Section 4.1(a).
“Company Capital Stock” has the meaning set forth in Section 4.5(a).
“Company Charter” has the meaning set forth in Section 4.1(a).
“Company Deferred Compensation Plan” means the Amended and Restated Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors, effective as of January 1, 2015.
“Company Disclosure Schedules” has the meaning set forth in the introductory paragraph to Article IV.
“Company Employee” has the meaning set forth in Section 6.2(a).
“Company ESPP” means the Amended and Restated Enstar Group Limited Employee Share Purchase Plan.
“Company Incentive Plan” has the meaning set forth in Section 6.2(c).
“Company Insurance Approvals” has the meaning set forth in Section 4.3.
“Company Intellectual Property” means any material Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.
“Company Leases” has the meaning set forth in Section 4.17(b).
“Company Material Adverse Effect” means any event, circumstance, occurrence, fact, development, change or effect (each, an “Effect”) that, individually or in the aggregate, (a) would reasonably be expected to prevent or materially delay any Company Party’s ability to consummate the Transactions or (b) has had, or would reasonably be expected to have, a material adverse effect on the condition (financial or otherwise), business, operations, assets and liabilities (considered together) of the Company and its Subsidiaries, taken as a whole; provided, however, that in no event shall any of the following Effects, alone or in combination, be deemed to constitute, or be taken into account, in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect for purposes of clause (b) above: (i) any changes in general economic or regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions in any jurisdiction (including any changes in the value of the Investment Assets resulting therefrom); (ii) any changes, events or conditions generally affecting the industries in which the Company and its Subsidiaries operate (including changes to interest rates, general market prices and regulatory changes affecting such industries); (iii) acts of war (whether or not declared), civil disobedience, hostilities, cyberattacks, sabotage, an act of terrorism, military actions or any weather or natural disasters, health emergencies, including pandemics (including COVID-19 and any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks or other outbreaks of diseases or quarantine restrictions) or epidemics or any Law issued by a Governmental Entity, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, “sheltering-in-place,” curfews, limitations on gathering or other restrictions that arise out of an epidemic, pandemic, outbreak of illness (including COVID-19) or other public health event or any change in such Law or interpretation thereof or any worsening of such conditions threatened or existing, or any regional, national or international calamity or crisis, whether or not caused by any Person, or other similar force majeure events, including any worsening of such conditions existing as of the date of this Agreement; (iv) the negotiation, execution, public announcement, pendency or consummation of the Mergers or the other Transactions, including compliance with the express terms of any obligation, covenant or agreement under this Agreement; (v) any steps expressly required to be taken or omitted to be taken pursuant to this Agreement, (vi) any action taken or omitted to be taken by the Company at the prior written request or with the prior written consent of Parent or Parent Merger Sub or to the extent Parent unreasonably fails to give consent after written request from the Company pursuant to Section 6.1; (vii) the identity of Parent or Parent Merger Sub or the Equity Investors; (viii) any adoption, implementation, promulgation, repeal, modification, amendment or other changes in applicable Law or in GAAP, SAP or in accounting standards (including changes prescribed or permitted by the applicable insurance regulatory authorities and accounting pronouncements by the SEC, the NAIC and the Financial Accounting Standards Board) or any changes in the interpretation or enforcement of any of the foregoing after the date hereof; (ix) any decline, in and of itself, in the market price, or change in trading volume, of the Company’s Capital Stock; (x) any failure, in and of itself, to meet any internal or public projections, forecasts, guidance, estimates, milestones, or budgets or internal or published financial or operating predictions of revenue, earnings, premiums written, cash flow, cash position or other financial performance or result (provided that the underlying causes of such failure may, to the extent not otherwise excluded by this definition, be considered in determining whether there has been a Company Material Adverse Effect); or (xi) any change or development in the credit, financial strength or other rating of the Company, any of its Subsidiaries or its outstanding debt (it being understood that, in respect of each of clauses (ix), (x) and (xi), the underlying facts or occurrences giving rise or contributing to such decline or failure may be taken into account in determining whether there has been a Company Material Adverse Effect if such facts or occurrences are not otherwise excluded from being taken into account pursuant to this definition in determining whether there has been a Company Material Adverse Effect); provided, however, that, in the case of clauses (i), (ii), (iii) and (viii), solely to the extent the impact on the Company and its Subsidiaries, taken as a whole, is disproportionately adverse compared to the impact on other companies operating in the industries in which the Company and its Subsidiaries operate, the incrementally disproportionate impact or impacts shall be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect.
“Company Measurement Date” has the meaning set forth in Section 4.5(a).
“Company Merger Sub” has the meaning set forth in the recitals.
“Company Merger Sub Board” has the meaning set forth in the recitals.
“Company PSU Award” has the meaning set forth in Section 2.10(a)(iii).
“Company Related Parties” has the meaning set forth in Section 10.3(e).
“Company Restricted Share” has the meaning set forth in Section 2.10(a)(i).
“Company RSU Award” has the meaning set forth in Section 2.10(a)(ii).
“Company SEC Documents” has the meaning set forth in Section 4.6(a).
“Company Securities” has the meaning set forth in Section 4.5(a).
“Company Shareholder Approval” has the meaning set forth in Section 4.2(b).
“Company Shareholders Meeting” has the meaning set forth in Section 8.2(b).

“Company Stock Plan” means any equity or equity-based plan (other than the Company ESPP) that is sponsored or maintained by the Company or any of its Subsidiaries (including the Enstar Group Limited Amended and Restated 2016 Equity Incentive Plan).
“Company Terminable Breach” has the meaning set forth in Section 10.1(c)(ii).
“Company Termination Fee” means $145,000,000.
“Confidentiality Agreement” means the Amended and Restated Mutual Nondisclosure Agreement, dated as of April 14, 2024, between the Company and Sixth Street Partners, LLC.
“Consent” means any filing, notice, report, registration, approval, consent, ratification, permit, permission, waiver, expiration of waiting periods or authorization.
“Contract” has the meaning set forth in Section 4.18(a).
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemics or disease outbreaks.
“Creditors’ Rights” has the meaning set forth in Section 4.2(a).
“De Minimis Inaccuracies” means any inaccuracies that individually or in the aggregate are de minimis relative to the total fully diluted equity capitalization of the Company, which, for purposes of Section 4.5(a) of this Agreement, shall have the meaning set forth on paragraph (a) Schedule A of the Company Disclosure Schedules and for purposes of Section 6.1(c), shall have the meaning set forth on paragraph (b) of Schedule A of the Company Disclosure Schedules.
“Debt Commitment Letter” has the meaning set forth in the recitals.
“Debt Event of Default” means (i) a Specified Debt Event of Default or (ii) any other “Event of Default” (or any equivalent term in the applicable Existing Credit Agreement) under any Existing Credit Agreement, other than any such “Event of Default” (or any equivalent term in the applicable Existing Credit Agreement) that results solely from a “change of control” resulting from the consummation of the Transactions.
“Debt Event of Default Termination Fee” means $96,500,000.
“Debt Financing” has the meaning set forth in the recitals.
“Debt Financing Agreements” has the meaning set forth in Section 8.9(a).
“Debt Financing Fee Letter” has the meaning set forth in the recitals.
“Debt Financing Sources” means the Persons (including each agent and arranger) party to the Debt Commitment Letter (other than Parent or any of its Affiliates); provided that, in the event that any additional Commitment Party (as defined in the Debt Commitment Letter) is added as a party to the Debt Commitment Letter after the date hereof, the term “Debt Financing Sources” shall include each such institution; provided, further, that the term “Debt Financing Sources” shall include each institution to any debt commitment letter or similar agreement for any alternative debt financing or replacement financing entered into in accordance with the terms of this Agreement.
“Debt Financing Sources Related Parties” means the Debt Financing Sources, and their respective Affiliates and such Debt Financing Source’s and their respective Affiliates’ officers, directors, employees, controlling persons, agents, advisors, attorneys and representatives and their respective permitted successors and permitted assigns.
“Delaware Law” has the meaning set forth in Section 11.5(a).
“Dissenting Shares” means Shares held by a holder of Ordinary Shares, New Ordinary Shares, Preferred Shares, Second Surviving Company Ordinary Shares or the preferred shares of the First Surviving Company or Second Surviving Company who (i) did not vote in favor of the any of the Mergers in respect of which they had a right vote upon, (ii) complied with all of the provisions of the Bermuda Companies Act concerning the right of such holders to require appraisal of such Shares, as applicable, pursuant to the Bermuda Companies Act and (iii) did not effect an Appraisal Withdrawal.
“Domiciliary Department of Insurance” means the insurance regulatory authority of the domiciliary jurisdiction of the applicable Insurance Company.
“Economic Sanctions/Trade Laws” means export and import controls and antiboycott Laws and regulations administered or enforced by the United States, the European Union and its member states, the United Kingdom, or the United Nations Security Council, and all equivalent Laws, regulations and orders administered by the relevant authorities in other applicable jurisdictions.
“EDGAR” has the meaning set forth in Section 4.6(a).
“Effect” has the meaning set forth in the definition of Company Material Adverse Effect.
“Effective Time” means the First Effective Time, the Second Effective Time or the Third Effective Time, as applicable.
“Encumber” has the meaning set forth in the definition of “Encumbrances.”
“Encumbrances” means liens, pledges, charges, defects in title, rights of way, encumbrances, hypothecations, mortgages, deeds of trust or security or adverse ownership interests (any action of correlative meaning, to “Encumber”).
“Environmental Laws” means all Laws relating to: (a) pollution, public or worker health or safety or the protection, investigation or restoration of the environment or natural resources, including the abandonment and decommissioning of facilities used in the conduct of the Company’s business (and any required funding or security with respect to such abandonment and decommissioning), (b) the handling, storage, disposal, transport, Release or threatened Release of any Hazardous Substance or (c) noise, odor, indoor air, pollution, contamination or any injury to persons or property resulting from exposure to Hazardous Substances.
“Equity Award Conversion” means the adjustment of the Company RSU Awards, Company PSU Awards and the Ordinary Shares held subject to the JSOP contemplated by Section 2.10, whereby the Ordinary Shares underlying such awards are deemed to pertain to New Ordinary Shares or the New Ordinary Shares underlying such awards are deemed to pertain to Second Surviving Company Ordinary Shares, as applicable.
“Equity Commitment Letter” has the meaning set forth in the recitals.
“Equity Financing” has the meaning set forth the recitals.
“Equity Investors” means the Persons set forth in the Equity Commitment Letter.
“ERISA” means the United States Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any trade or business (regardless of whether incorporated) that would be treated together with the Company or any of its Subsidiaries as a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.
“Exchange Act” means the United States Securities Exchange Act of 1934.
“Executive Interest” has the meaning set forth in the JSOP; provided that, in the event the Third Effective Time occurs prior to the JSOP Exchange Date, for purposes of calculating the Third Merger Cash Consideration, the Executive Interest shall be determined and measured after giving effect to the First Merger and the Second Merger (and applying adjustments to the Ordinary Shares subject to the JSOP, mutatis mutandis).
“Existing Credit Agreements” means the agreements set forth on Schedule C (as such agreements may be amended or otherwise modified to the extent permitted hereunder) and any agreement in respect of any refinancing or replacement of any such agreement that is permitted hereunder.

“Existing Material Credit Agreements” mean (i) the Existing Revolver, (ii) the Existing Syndicated LC Facility and (iii) each other Existing Credit Agreement under which, as of the relevant date of determination, the aggregate face amount of letters of credit issued thereunder exceeds $100,000,000.
“Existing Revolver” means that certain Amended and Restated Revolving Credit Agreement, dated as of May 30, 2023, by and among the Company and certain of its Subsidiaries, National Australia Bank Limited, Wells Fargo Bank, National Association and each of the lenders party thereto, and the facilities and letters of credit described therein and issued thereunder.
“Existing Syndicated LC Facility” means that certain Amended and Restated Letter of Credit Facility Agreement, dated as of July 28, 2023, by and among the Company and certain of its Subsidiaries, National Australia Bank Limited, The Bank of Nova Scotia and each of the lenders party thereto, and the facilities and letters of credit described therein and issued thereunder.
“Final Exercise Date” has the meaning set forth in Section 2.10(a)(viii).
“Financial Advisor” has the meaning set forth in Section 4.22.
“Financing” has the meaning set forth in the recitals.
“First Effective Time” has the meaning set forth in Section 2.1(b).
“First Merger” has the meaning set forth in the recitals.
“First Merger Application” has the meaning set forth in Section 2.1(b).
“First Closing” has the meaning set forth in Section 2.4.
“First Closing Date” has the meaning set forth in Section 2.4.
“First Merger Amount” means an amount in cash equal to (i) the Aggregate First Merger Amount divided by (ii) (x) the aggregate number of Ordinary Shares outstanding, on a fully diluted basis (including in such determination, without limitation, outstanding Company Restricted Shares, Company RSU Awards, Company PSU Awards and Ordinary Shares representing the Executive Interest held subject to JSOP) as of immediately prior to the Effective Time minus (y) the aggregate number of Reinvesting Shares outstanding as of immediately prior to the First Effective Time.
“First Merger Cash Consideration” has the meaning set forth in Section 2.7(a).
“First Merger Consideration” has the meaning set forth in Section 2.7(a).
“First Merger Excluded Shares” has the meaning set forth in Section 2.7(h).
“First Statutory Merger Agreement” means the First Statutory Merger Agreement substantially in the form attached hereto as Schedule A to be executed and delivered by the Company, New Company Holdco and Company Merger Sub as contemplated by the terms hereof.
“First Merger Share Consideration” has the meaning set forth in Section 2.7(a).
“First Surviving Company” has the meaning set forth in Section 2.1(a).
“First Surviving Company Reinvesting Shares” means the New Ordinary Shares held by the Reinvesting Shareholders immediately prior to the Second Effective Time.
“GAAP” means United States generally accepted accounting principles, as in effect from time to time.
“Go-Shop Period” has the meaning set forth in Section 8.4(a).
“Go-Shop Termination Fee” means $102,000,000.
“Governmental Entity” means any United States or non-United States federal, state or local or any supra-national, political subdivision, court, governmental, legislative, tax, regulatory, self-regulatory, or administrative authority, instrumentality, agency, body or commission, arbitrator, arbitral panel or other governmental authority or instrumentality, domestic or foreign or stock exchange (including, for the avoidance of doubt, Lloyd’s).
“Governmental Order” means any binding and enforceable Order entered by or with any Governmental Entity.
“group” has the meaning ascribed to such term in Section 13(d) of the Exchange Act.
“Guarantee” has the meaning set forth in the recitals.
“Guarantors” has the meaning set forth in the recitals.
“Hazardous Substance” means (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, that is defined, designated, identified or classified as a hazardous waste, hazardous substance, hazardous material, pollutant, contaminant or toxic substance or words of similar meaning under, or for which liability or standards of care are imposed by, any Environmental Law and (b) any petroleum, petroleum distillate or petroleum-derived products, radon, radioactive material or wastes, per- and polyfluoroalkyl substances, asbestos or asbestos-containing materials, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.
“HSR Act” has the meaning set forth in Section 4.3.
“Indebtedness” of any Person means, without duplication, all: (a) indebtedness created, issued or incurred by such Person for borrowed money or payment obligations issued or incurred by such Person in substitution or exchange for payment obligations for borrowed money; (b) obligations of such Person to pay the deferred purchase or acquisition price for any property of such Person (excluding trade payables incurred in the ordinary course of business consistent with past practice); (c) reimbursement obligations of such Person in respect of drawn letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (d) obligations of such Person under a lease to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP; and (e) indebtedness of others as described in clauses (a) through (d) above guaranteed by such Person or any “keep well” or other agreement to maintain any financial statement condition of another Person; provided, however, that Indebtedness does not include accounts payable to trade creditors, or accrued expenses arising in the ordinary course of business consistent with past practice, in each case, that are not yet due and payable, or are being disputed in good faith, and the endorsement of negotiable instruments for collection in the ordinary course of business consistent with past practice.
“Indemnified Liabilities” has the meaning set forth in Section 7.1(a).
“Indemnified Persons” has the meaning set forth in Section 7.1(a).
“Indentures” means the Senior Indenture and the Junior Indenture.
“Insurance Companies” means, collectively, the Company’s Subsidiaries that insure or reinsure risks and that are subject to the supervision of the Insurance Regulator in their jurisdiction of domicile, and each of them, an “Insurance Company.”
“Insurance Contracts” means the insurance policies and contracts, together with all binders, slips, certificates, endorsements and riders thereto, issued or entered into by any Insurance Company prior to the Third Closing.
“Insurance Law” means all Laws applicable to the business of insurance or reinsurance or the regulation of insurance or reinsurance companies, whether federal, national, provincial, state, local, foreign or multinational, and all applicable orders and directives of, Insurance Regulators (including, for the avoidance of doubt, the Bermuda Insurance Act, 1978 (as amended) and all regulations, guidance, code of practice or conduct or rules promulgated thereunder, Lloyd’s Regulations and the handbooks of the UK Financial Conduct Authority and the UK Prudential Regulation Authority, respectively).

“Insurance Regulators” means all Governmental Entities regulating the business of insurance or reinsurance, or regulating insurance or reinsurance companies, under Insurance Laws (including, for the avoidance of doubt, the Bermuda Monetary Authority).
“Intellectual Property” means all intellectual property and other similar intangible rights in any jurisdiction, whether registered or unregistered, in and to: any patents (including all reissues, divisions, continuations, continuations-in-part and extensions thereof) and patent applications; any trademarks, trademark registrations, trademark applications, trade dress, service marks, trade names, business names and brand names, including any and all goodwill associated therewith; any copyrights, copyright registrations, copyright applications and database rights; any internet domain names and social media indicators; and any trade secrets, know-how and other proprietary information that derives independent economic value from not being generally known to the public.
“Intervening Event” has the meaning set forth in Section 8.4(f)(i).
“Investment Assets” means bonds, stocks, alternative investments, other securities, mortgage loans, real estate, joint ventures and other investments, by the Company or any of its Subsidiaries.
“Investment Guidelines” means those investment guidelines of the Company and its Subsidiaries with respect to the investment of the Investment Assets.
“IRS” means the United States Internal Revenue Service.
“JSOP” means that certain Joint Stock Ownership Agreement by and among the Company, Dominic F. Silvester and Zedra Trust Company (Guernsey) Limited dated as of January 21, 2020, as amended and restated as of July 1, 2022.
“JSOP Party” means Volume Five Limited, a company incorporated in England and Wales with company registration number 15473567, whose registered office is at Bank House, 81 St Judes Road, Englefield Green, United Kingdom, TW20 0DF.
“JSOP Vesting Date” has the meaning set forth in Section 2.10(a)(v).
“Junior Indenture” means that certain Junior Subordinated Indenture, dated as of August 26, 2020, among Enstar Finance LLC, the Company and The Bank of New York Mellon, as trustee (as supplemented by that certain First Supplemental Indenture, dated as of August 26, 2020, and that certain Second Supplemental Indenture dated as of January 14, 2022).
“knowledge” means the actual knowledge of the knowledge individuals described in the immediately following sentence, after reasonable inquiry of their respective direct reports who would reasonably be expected to have knowledge of the matter in question. For purposes of this definition, the term “knowledge individuals” means (a) in the case of the Company, the individuals listed in Section 1.1 of the Company Disclosure Schedules and (b) in the case of Parent, the individuals listed in Section 1.1 of the Parent Disclosure Schedules.
“Law” means any law, rule, regulation, ordinance, statute, code, judgment, Order, treaty, convention, or other legally enforceable requirement of any Governmental Entity, including common law.
“Legacy Plans” has the meaning set forth in Section 6.2(b).
“Lloyd’s” means the Council and Society of Lloyd’s incorporated under the Lloyd’s Act 1871 to 1982 of England and Wales.
“Lloyd’s Regulations” means the terms of the relevant premiums trust deed or other deposit arrangement as required by the bye-laws, regulations, codes of practice and mandatory directions and requirements governing the conduct and management of underwriting business at Lloyd’s from time to time and the provisions of any deed, agreement or undertaking executed, made or given for compliance with Lloyd’s requirements from time to time.
“Market Price” means, for the purposes of the JSOP and in relation to an Ordinary Share, the higher of (i) the closing price of an Ordinary Share on the day immediately prior to any date on which it is measured; and (ii) 10-day VWAP.

“Material Contract” has the meaning set forth in Section 4.18(b).
“Material IP Contract” has the meaning set forth in Section 4.19(b).
“Mergers” means the First Merger, the Second Merger and the Third Merger.
“Minority-Owned Insurance Subsidiaries” means, with respect to the Company, any Person that insures or reinsures risks and that is subject to the supervision of the Insurance Regulator in its jurisdiction of domicile and any direct or indirect parent company hereof in which the Company directly or indirectly owns or controls less than 50% and at least 10% of the securities or ownership interests.
“NAIC” means the United States National Association of Insurance Commissioners.
“NASDAQ” means the NASDAQ Stock Market.
“New Company Holdco” has the meaning set forth in the recitals.
“New Company Holdco Board” has the meaning set forth in the recitals.
“New Ordinary Share” means voting ordinary shares, par value $1.00 per share, of New Company Holdco.
“New Plans” has the meaning set forth in Section 6.2(b).
“New Series C Preferred Share” has the meaning set forth in Section 2.7(d).
“New Series D Preferred Share” has the meaning set forth in Section 2.7(e).
“New Series E Preferred Share” has the meaning set forth in Section 2.7(f).
“New Preferred Shares” means, collectively, the New Series C Preferred Shares, New Series D Preferred Shares and New Series E Preferred Shares.
“No-Shop Period Start Date” has the meaning set forth in Section 8.4(a).
“Notice Period” has the meaning set forth in Section 8.4(f)(ii)(C).
“Notified” means the receipt of initial notice of a Debt Event of Default from the applicable administrative agent or lenders in accordance with the terms of the applicable Existing Credit Agreement.
“Order” means any judgment, temporary restraining order, preliminary or permanent injunction or other order, decree or ruling in any Proceedings by or with any Governmental Entity.
“Ordinary Shares” means voting ordinary shares, par value $1.00 per share, of the Company.
“Organizational Documents” means (a) with respect to a company or corporation, the charter, memorandum of association, or articles or certificate of incorporation, as applicable, and bylaws or bye-laws thereof, (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, (c) with respect to a partnership, the certificate of formation and the partnership agreement, and (d) with respect to any other Person the organizational, constituent and/or governing documents and/or instruments of such Person.
“other Party” means (a) when used with respect to the Company, Parent and Parent Merger Sub and (b) when used with respect to Parent or Parent Merger Sub, the Company.
“Outside Date” has the meaning set forth in Section 10.1(b)(ii).
“Outstanding 2024 Annual Bonuses” has the meaning set forth in Section 6.2(c).
“Parent” has the meaning set forth in the preamble.
“Parent Board” has the meaning set forth in the recitals.
“Parent Disclosure Schedules” has the meaning set forth in the introductory paragraph to Article V.

“Parent Insurance Approvals” has the meaning set forth in Section 5.3.
“Parent Investor” has the meaning set forth in Section 8.1(f).
“Parent Material Adverse Effect” means any Effect that would or would reasonably be expected to, individually or in the aggregate, prevent or materially delay Parent’s or Parent Merger Sub’s ability to consummate the Transactions on or before the Outside Date.
“Parent Merger Sub” has the meaning set forth in the preamble.
“Parent Merger Sub Board” has the meaning set forth in the recitals.
“Parent Merger Sub Shareholder Approval” has the meaning set forth in Section 7.2(b).
“Parent Ordinary Share” means voting ordinary shares, par value $1.00 per share, of Parent.
“Parent Related Parties” has the meaning set forth in Section 10.3(e).
“Parent Terminable Breach” has the meaning set forth in Section 10.1(d)(iii).
“Parent Termination Fee” means $265,000,000.
“Party” and “Parties” have the respective meanings set forth in the preamble.
“Paying Agent” has the meaning set forth in Section 3.1(a).
“Payment Fund” has the meaning set forth in Section 3.1(a).
“Permit” means any permit, license, certificate, approval, certification, variation, exemption, order, consent, grant, franchise, permission, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Entity or pursuant to any Law.
“Permitted Encumbrances” means:
(a)    statutory Encumbrances for Taxes, assessments or other charges by Governmental Entities not yet due and payable or the amount or validity of which is being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP in the balance sheet of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Documents;
(b)    mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, and similar Encumbrances granted or that arise in the ordinary course of business consistent with past practice for amounts not yet past due;
(c)    Encumbrances securing payment, or any obligation, of the Company or any of its Subsidiaries with respect to outstanding Indebtedness so long as there is no default under such Indebtedness;
(d)    Encumbrances granted in the ordinary course of business consistent with past practice in connection with the insurance or reinsurance business of the Company or any of its Subsidiaries on cash and cash equivalent instruments or other investments, including Encumbrances granted (i) in connection with (A) pledges of such instruments or investments to collateralize letters of credit delivered by the Company or any of its Subsidiaries, (B) the creation of trust funds for the benefit of ceding companies, (C) underwriting activities of the Company or any of its Subsidiaries, (D) deposit liabilities, (E) statutory deposits, (F) ordinary-course securities lending, repurchase, reverse repurchase, and short-sale transactions and (G) premium trust funds and other funds held under trust in connection with conducting the business of the Company or any of its Subsidiaries and (ii) with respect to investment securities held in the name of a nominee, custodian, depository, clearinghouse, or other record owner;
(e)    pledges or deposits by the Company or any of its Subsidiaries under workmen’s compensation Laws, unemployment insurance Laws, or similar legislation, or good faith deposits in connection with bids, tenders, Contracts, or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure surety or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business consistent with past practice;
(f)    zoning, building codes, entitlement, and other land use regulations promulgated by any Governmental Entity which are not violated in any material respect;
(g)    non-exclusive licenses of Intellectual Property granted to third parties by the Company or any of its Subsidiaries;
(h)    easements, rights-of-way, encroachments, restrictions, conditions and other similar Encumbrances incurred or suffered in the ordinary course of business consistent with past practice and that, individually or in the aggregate, have not materially impaired, and would not be reasonably expected to materially impair, the use (or contemplated use), utility or value of the applicable real property or otherwise materially impair the present or contemplated business operations at such location;
(i)   transfer restrictions imposed by Law;
(j)   such other Encumbrances or imperfections that are not material in amount or do not materially detract from the value of or materially impair the existing use of the property or asset affected by such Encumbrance or imperfection; and
(k)    Encumbrances that affect the underlying fee interest of any Company Leases.
“Person” means any individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, Governmental Entity, association or unincorporated organization, or any other form of business or professional entity.
“Personal Data” has the meaning set forth in Section 4.19(f).
“Preferred Equity Commitment Letter” has the meaning set forth in the recitals.
“Preferred Equity Financing” has the meaning set forth in the recitals.
“Preferred Equity Financing Agreements” has the meaning set forth in Section 8.9(a).
“Preferred Equity Financing Fee Letter” has the meaning set forth in the recitals.
“Preferred Equity Financing Sources” means the Persons party to the Preferred Equity Commitment Letter (other than Parent or any of its Affiliates); provided that, in the event that any commitment party or financing source is added as a party to the Preferred Equity Commitment Letter after the date hereof, the term “Preferred Equity Financing Sources” shall include each such party; provided, further, that the term “Preferred Equity Financing Sources” shall include each institution to any preferred equity commitment letter or similar agreement for any alternative preferred equity financing or replacement financing entered into in accordance with the terms of this Agreement.
“Preferred Equity Financing Sources Related Parties” means the Preferred Equity Financing Sources, and their respective Affiliates and such Preferred Equity Financing Source’s and their respective Affiliates’ officers, directors, employees, controlling persons, agents, advisors, attorneys and representatives and their respective permitted successors and permitted assigns.
“Preferred Shares” means Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares.
“Privacy Policies” has the meaning set forth in Section 4.19(f).
“Pro-Rata Portion” has the meaning set forth in Section 2.10(a)(iv).
“Proceeding” means any actual or threatened claim (including a claim of a violation of applicable Law or Environmental Law), cause of action, action, audit, demand, litigation, suit, proceeding, investigation, inquiry, hearing, arbitration or other proceeding at law or in equity, in each case whether civil, criminal, administrative, investigative or otherwise, whether in contract, in tort or otherwise, and regardless of whether such claim, cause of action, action, audit, demand, litigation, suit, proceeding, investigation, inquiry, hearing, arbitration or other proceeding results in a formal civil or criminal litigation or regulatory action.
“Prohibited Debt Financing Amendments” has the meaning set forth in Section 8.9(a).
“Prohibited Equity Financing Amendments” has the meaning set forth in Section 8.9(a).
“Prohibited Financing Amendments” has the meaning set forth in Section 8.9(a).
“Proxy Statement” means the proxy statement filed by the Company with the SEC in connection with the Company Shareholders Meeting, including any amendments and supplements thereto.
“Registrar” has the meaning set forth in Section 2.3(b).
“Reinsurance Agreements” means the reinsurance or retrocession policies and contracts, together with all binders, slips, certificates, endorsements and riders thereto, issued or entered into by any Insurance Company as cedent, retrocedent, reinsurer or retrocessionaire prior to the Third Closing.
“Related Persons Transactions” means Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director, officer or employee) thereof or any holder of 5% or more of the shares of Ordinary Shares (any “Related Person”), but not including any Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any wholly owned Subsidiary of the Company, on the other hand.
“Release” means any release, spill, emission, leaking, pumping, pouring, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Substances into or through the indoor or outdoor environment, including the movement of Hazardous Substances through or in the air, soil, surface water, or groundwater.
“Reinvesting Shares” means (i) all Ordinary Shares held by Parent or its affiliates and (ii) the Ordinary Shares proposed to be rolled over or reinvested pursuant to each of the Rollover and Support Agreements.
“Reinvesting Shareholders” means the holders of the Reinvesting Shares.
“Representatives” means, with respect to any Person, the officers, directors, employees, accountants, consultants, agents, legal counsel, financial advisors and other representatives of such Person.
“Required Consents” has the meaning set forth in Section 8.1(a).
“Required Funding Amount” has the meaning set forth in Section 5.7.
“Reserves” means the reserves, funds or provisions of the Company or any Insurance Company for losses, claims, premiums, policy benefits and expenses, including unearned premium reserves, reserves for incurred losses, technical reserves, allocated and unallocated loss adjustment expenses, incurred but not reported losses and loss adjustment expenses, in respect of insurance policies issued, reinsured or assumed by the Company or any Insurance Company, including under any Reinsurance Agreement.
“Rollover Participants” means each of Dominic Silvester, J. Christopher Flowers, John J. Oros 1998 Family Trust, Frazer Holdings LP, David Walsh, Hyman 2018 Family Trust and Steven D. Arnold.
“Rollover and Support Agreements” means the Rollover and Support Agreements, dated as of the date hereof, by and among Elk Topco, LLC, Elk Evergreen Investments, LLC, Elk Cypress Investments, LLC and each of the Rollover Participants.
“Sanctions Target” means: (a) any country or territory that is the target of country-wide or territory-wide Economic Sanctions/Trade Laws, including, as of the date of this Agreement, Iran, Cuba, Syria, the Crimea region of Ukraine, and North Korea; (b) a Person that is on the list of Specially Designated Nationals and Blocked Persons or any of the other sanctions persons lists published by the United States Treasury Department Office of Foreign Assets Controls, or any equivalent list of sanctioned Persons issued by the United States Department of State or the United Kingdom; (c) a Person that is located in or organized under the Laws of a country or territory that is identified as the subject of country-wide or territory-wide Economic Sanctions/Trade Laws; or (d) an entity owned 50% or more or controlled by a country or territory identified in clause (a) or person in clause (b) above.
“SAP” means, as to any Insurance Company, the statutory accounting practices prescribed or permitted by the applicable Domiciliary Department of Insurance as in effect at the relevant time, consistently applied, excluding for the avoidance of doubt, any permitted accounting practices.
“Sarbanes-Oxley Act” has the meaning set forth in Section 4.9(a).
“SEC” means the United States Securities and Exchange Commission.
“SEC Clearance Date” has the meaning set forth in Section 8.2(a).
“Second Closing” has the meaning set forth in Section 2.4.
“Second Closing Date” has the meaning set forth in Section 2.4.
“Second Effective Time” has the meaning set forth in Section 2.3(b).
“Second Merger” has the meaning set forth in the recitals.
“Second Merger Application” has the meaning set forth in Section 2.3(b).
“Second Merger Consideration” has the meaning set forth in Section 2.7(a).
“Second Merger Excluded Shares” has the meaning set forth in Section 2.8(h).
“Second Statutory Merger Agreement” means the Second Statutory Merger Agreement substantially in the form attached hereto as Schedule B to be executed and delivered by New Company Holdco and the First Surviving Company as contemplated by the terms hereof.
“Second Surviving Company” has the meaning set forth in Section 2.3(a).
“Second Surviving Company Ordinary Share” means voting ordinary shares, par value $1.00 per share, of the Second Surviving Company.
“Second Surviving Company Reinvesting Shares” means the Second Surviving Company Ordinary Shares held by the Reinvesting Shareholders immediately prior to the Third Effective Time.
“Securities Act” means the United States Securities Act of 1933.
“Senior Indenture” means that certain Senior Indenture, dated as of March 10, 2017, between the Company and The Bank of New York Mellon, as trustee (as supplemented by that certain First Supplemental Indenture, dated as of March 10, 2017, that certain Second Supplemental Indenture dated as of March 26, 2019, that certain Third Supplemental Indenture, dated as of May 28, 2019, and that certain Fourth Supplemental Indenture, dated as of August 24, 2021).
“Series C Preferred Shares” means the Company’s Series C Participating Non-Voting Perpetual Preferred Shares, par value $1.00 per share.
“Series D Preferred Shares” means the Company’s 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares, Series D, par value $1.00 per share.
“Series E Preferred Shares” means the Company’s 7.00% Perpetual Non-Cumulative Preference Shares, Series E, par value $1.00 per share.
“Shares” means the Ordinary Shares, New Ordinary Shares, the Preferred Shares and New Preferred Shares, as applicable.
“Special Company PSU Awards” means the Company PSU Awards that provide for full vesting upon a change of control based on the greater of actual performance and target performance in accordance with the relevant award agreement, in each case, as set forth in Section 1.2 of the Company Disclosure Schedules.

“Specified Amendments” means amendments to each Existing Credit Agreement (i) to permit the “change of control” that would otherwise result from consummating the Transactions or (ii) as otherwise contemplated by the Debt Commitment Letter, in each case, in form and substance reasonably satisfactory to Parent and the Company; provided, that unless otherwise agreed by the Company and Parent, it is understood and agreed that the operative provisions of the Specified Amendments shall not be effective until immediately prior to the Third Closing.
“Specified Debt Event of Default” means (a) an “Event of Default” (or any equivalent term in the applicable Existing Material Credit Agreement) under (x) Section 8.01(d) of the Existing Revolver solely as it relates to Section 7.12 of the Existing Revolver or (y) any other Existing Material Credit Agreement that solely relates to any financial covenant that is substantially the same as any financial covenant contained in Section 7.12 of the Existing Revolver (b) an “Event of Default” (or any equivalent term in the applicable Existing Material Credit Agreement) under (x) clauses (a), (b), (f) (in the case of such clause (f), solely to the extent related to an “Event of Default” that is equivalent to an “Event of Default” otherwise specified in this clause (b)(x)), (g), (h) or (i) of Section 8.01 of the Existing Revolver or (y) any other Existing Material Credit Agreement that is equivalent to any “Event of Default” contained in clauses (a), (b), (f) (in the case of such clause (f), solely to the extent related to an “Event of Default” that is equivalent to an “Event of Default” otherwise specified in this clause (b)(y)), (g), (h) or (i) of Section 8.01 of the Existing Revolver.
“Statutory Merger Agreements” means the First Statutory Merger Agreements, Second Statutory Merger Agreements and the Third Statutory Merger Agreements.
“Statutory Statements” has the meaning set forth in Section 4.7(b).
“Subject Courts” has the meaning set forth in Section 11.5(a).
“Subsidiary” means, with respect to a Person, any Person, whether incorporated or unincorporated, of which at least one of the following is directly or indirectly owned or controlled by the subject Person or by one or more of its respective Subsidiaries: (a) at least 50% of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions, (b) a general partner interest or (c) a managing member interest; provided that, solely with respect to the Company, “Subsidiary” shall include Core Specialty Insurance Holdings, Inc. for purposes of (i) Article IV (in the case of each applicable representation and/or warranty therein, qualified by the knowledge of the Company; provided that for purposes of such representations, knowledge shall not include reasonable inquiry of direct reports who would reasonably be expected to have knowledge of the matter in question) and (ii) Section 6.1 (only to the extent that the Company has an affirmative contractual consent or veto right with respect to the relevant matter thereunder and other than as a result of the Company’s contractual right to appoint a director on the board of Core Specialty Insurance Holdings, Inc. and such appointee acting in such capacity).
“Superior Proposal” means any bona fide written Acquisition Proposal that the Company Board has determined in good faith (after consultation with its financial advisor and legal counsel) (1) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financing aspects of the proposal (including certainty of closing and the identity of the Person making the proposal), that the Company Board deems relevant, and (2) if consummated, would be more favorable, from a financial point of view, to the holders of Shares (in their capacity as such) than the Third Merger (taking into account any revisions to this Agreement made or proposed in writing by Parent prior to the time of such determination). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “15%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”
“Takeover Law” means any “fair price,” “moratorium,” “control share acquisition” or any other antitakeover statute or similar statute enacted under applicable Law.
“Tax” or “Taxes” means all United States federal, state, local or non-United States taxes, charges, fees, duties, contributions, levies or other similar assessments or liabilities, however denominated, including income, gross receipts, value added, activity, capital, capital stock, inventory, sales, use, ad valorem, transfer, franchise, profits, premium, license, withholding, payroll, employment, workers compensation, excise, penalty, estimated, alternative or add-on minimum, severance, stamp, occupation, real property, personal property or other taxes or charges of any kind whatsoever that are in the nature of or similar to a Tax, including any interest, penalties or additions to Tax.
“Tax Authority” means any Governmental Entity responsible for the assessment, determination, collection, imposition or administration of any Tax.
“Tax Returns” means any return, declaration, report, claim for refund or information return or other document, including any schedule or attachment thereto, or any amendment thereof, filed or required to be filed with any Tax Authority.
“Third Closing” has the meaning set forth in Section 2.4.
“Third Closing Date” has the meaning set forth in Section 2.4.
“Third Effective Time” has the meaning set forth in Section 2.3(b).
“Third Merger” has the meaning set forth in the recitals.
“Third Merger Application” has the meaning set forth in Section 2.3(b).
“Third Merger Cash Consideration” has the meaning set forth in Section 2.9(a).
“Third Merger Reinvesting Shareholder Consideration” has the meaning set forth in Section 2.9(b).
“Third Merger Excluded Shares” has the meaning set forth in Section 2.9(g).
“Third Statutory Merger Agreement” means the Third Statutory Merger Agreement substantially in the form attached hereto as Schedule C to be executed and delivered by the Second Surviving Company, Parent and Parent Merger Sub as contemplated by the terms hereof.
“Third Surviving Company” has the meaning set forth in Section 2.3(a).
“Total Cash Consideration” means the First Merger Cash Consideration (per Ordinary Share issued and outstanding immediately prior to the First Effective Time entitled thereto) plus the Third Merger Cash Consideration (per Second Surviving Company Ordinary Share issued and outstanding immediately prior to the Third Effective Time entitled thereto). For the avoidance of doubt, the aggregate cash consideration received per each Ordinary Share issued and outstanding immediately prior to the First Effective Time, following the consummation of each of the Mergers (to the extent entitled thereto in accordance with Article II) shall be equal to $338 in the aggregate (assuming the aggregate cash consideration paid in respect of the First Merger, including pursuant to Section 2.10, equals the Aggregate First Merger Amount) and in any event shall not exceed $338.
“Transaction Litigation” has the meaning set forth in Section 8.8.
“Transactions” means (a) the execution and delivery of this Agreement and the Ancillary Agreements, (b) the First Merger, (c) the Second Merger, (d) the Third Merger and (e) the other transactions contemplated by this Agreement and the Ancillary Agreements.
“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, 29 U.S.C. § 2101, et seq., as amended, or any similar state or local Law.
“Willful and Material Breach” means, with respect to any Party, a material breach by such Party of any obligation, covenant or agreement hereunder that is a consequence of an act undertaken by such Party (or the failure by such Party to take an act it is required to take hereunder) with knowledge that the taking of (or failure to take) such act would, or would reasonably be expected to, cause a breach of this Agreement.

SCHEDULE A
First Statutory Merger Agreement

A-1

SCHEDULE B
Second Statutory Merger Agreement

B-1

SCHEDULE C
Third Statutory Merger Agreement

C-1

SCHEDULE D
Company Bye-Law Amendments

D-1

Annex B
DATED
DEER LTD.
DEER MERGER SUB LTD.
AND
ENSTAR GROUP LIMITED

STATUTORY MERGER AGREEMENT

THIS STATUTORY MERGER AGREEMENT (this “Agreement”) is dated as of
BETWEEN:
(1)
Deer Ltd., an exempted company incorporated under the laws of Bermuda having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (“New Company Holdco”);

(2)
Deer Merger Sub Ltd., an exempted company incorporated under the laws of Bermuda having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (“Company Merger Sub”); and

(3)
Enstar Group Limited, an exempted company incorporated under the laws of Bermuda and having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (the “Company”).

WHEREAS:
(A)
Company Merger Sub is a wholly owned subsidiary of New Company Holdco;

(B)
Pursuant to the Agreement and Plan of Merger by and among, New Company Holdco, Company Merger Sub, the Company, Elk Bidco Limited (the “Parent”) and Elk Merger Sub Limited (“Parent Merger Sub”) dated 29 July 2024 (the “Plan of Merger”) as amended from time to time, and subject to the terms and conditions set forth therein, (i) Company Merger Sub will merge with and into the Company (the “First Merger”) with the Company continuing as the surviving company (the “First Surviving Company”), in accordance with the provisions of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”), (ii) as soon as practicable following the consummation of the First Merger, New Company Holdco will merge with and into the First Surviving Company (the “Second Merger”), with the First Surviving Company continuing as the surviving company (the “Second Surviving Company”), in accordance with the provisions of the Companies Act, and (iii) as soon as practicable following the consummation of the Second Merger, Parent Merger Sub will be merged with and into the Second Surviving Company (the “Third Merger”), with the Second Surviving Company continuing as the surviving company (the “Third Surviving Company”), in accordance with the provisions of the Companies Act ; and

(C)
This Agreement is the First Statutory Merger Agreement referred to in the Plan of Merger.

(D)
Each of Company Merger Sub and the Company wishes to enter into this Agreement pursuant to the provisions of Part VII of the Companies Act.

NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:
1.
DEFINITIONS

Unless otherwise defined herein, capitalized terms shall have the same meaning as used and defined in the Plan of Merger.
2.
EFFECTIVENESS OF MERGER

2.1.
The parties to this Agreement agree that, on the terms and subject to the conditions of this Agreement and the Plan of Merger and in accordance with the Companies Act, at the First Effective Time, Company Merger Sub shall be merged with and into the Company with the Company surviving the First Merger and continuing as the First Surviving Company and Company Merger Sub shall cease to exist and shall be struck off the register of companies in Bermuda.

2.2.
The First Surviving Company will continue to be a Bermuda exempted company under the conditions of this Agreement and the Plan of Merger.

2.3.
The First Merger shall be conditional on the satisfaction or waiver on or before the First Effective Time of each of the conditions to the First Merger identified in Article IX of the Plan of Merger and the issuance of a Certificate of Merger by the Registrar of Companies in Bermuda.

2.4.
In accordance with Section 109(2) of the Companies Act, the First Merger shall become effective at the time and date shown on the First Certificate of Merger issued by the Registrar of Companies in Bermuda (the “First Effective Time”).

2.5.
Pursuant to Section 2.1(b) of the Plan of Merger, the parties to this Agreement have agreed to request that the Registrar provides in the First Certificate of Merger that the First Effective Time of the First Merger shall be 10:00 a.m. Bermuda time (or such other time mutually agreed by the Company, New Company Holdco and Parent), on the First Closing Date.

3.
NAME OF FIRST SURVIVING COMPANY

The First Surviving Company shall be named “Enstar Group Limited”.
4.
MEMORANDUM OF ASSOCIATION

The Memorandum of Association of the Company shall become the Memorandum of Association of the First Surviving Company following the First Effective Time.
5.
BYE-LAWS

The bye-laws of the Company in effect immediately prior to the First Effective Time shall, at the First Effective Time, by virtue of the First Merger and without any further action, become the bye-laws of the First Surviving Company.
6.
DIRECTORS AND OFFICERS

6.1.
The persons whose names and addresses are set out below being the directors of Company Merger Sub in office immediately prior to the First Effective Time, shall be the Directors of the First Surviving Company until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the bye-laws of the First Surviving Company and applicable Laws:

Name	Address
Elizabeth DaSilva	26 Reid Street, 4th Floor, Hamilton HM 11, Bermuda
Robert Morgan	26 Reid Street, 4th Floor, Hamilton HM 11, Bermuda

6.2.
The officers of Company Merger Sub in office immediately prior to the First Effective Time shall be the officers of the First Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be, in accordance with the bye-laws of the First Surviving Company. The secretary of the First Surviving Company will be Conyers Corporate Services (Bermuda) Limited.

7.
EFFECT OF FIRST MERGER ON SHARE CAPITAL

7.1.
At the First Effective Time, subject to the other provisions of Article II and Article III of the Plan of Merger, each Ordinary Share issued and outstanding immediately prior to the First Effective Time (other than (i) First Merger Excluded Shares to be canceled pursuant to Section 7.8 other than any Reinvesting Shares, (ii) any Reinvesting Shares covered under Section 7.2, (iii) any Ordinary Shares covered under Section 8 (except for Company Restricted Shares, which are subject to and treated in accordance with this Section 7.1), (iv) any Ordinary Shares that are Dissenting Shares, which shall have only those rights set forth in Section 9 and (v) to the extent the First Effective Time occurs prior to the JSOP Vesting Date, any Ordinary Shares held subject to the JSOP at such time, which shall be treated in accordance with Section 8.1(e) and Section 8.1(g) shall, by virtue of the First Merger and without any action on the part of any holder thereof, New Company Holdco, Company Merger Sub or the Company, be converted into, per Ordinary Share, (i) the right to receive an amount in cash equal to the First Merger Amount, without interest and less any amounts required to be deducted or withheld in accordance with Section 3.3 of the Plan of Merger or as may be reduced as required by applicable Law or any Governmental Entity (the “First Merger Cash Consideration”) and (ii) the number of New Ordinary Shares equal to the quotient (the “First Merger Ratio”) of (x) $338 minus the First Merger Cash Consideration divided by (y) $338 (the “First Merger Share Consideration”, and together with the First Merger Cash Consideration, the “First Merger Consideration”).
7.2.
At the First Effective Time, subject to the other provisions of Article II and Article III of the Plan of Merger, each Reinvesting Share issued and outstanding immediately prior to the First Effective Time shall by virtue of the First Merger and without any action on the part of any holder thereof, New Company Holdco, Company Merger Sub or the Company, be converted into, per Ordinary Share, a New Ordinary Share (the “First Merger Reinvesting Shareholder Consideration”).

7.3.
From and after the First Effective Time, all of the Ordinary Shares converted into the First Merger Consideration pursuant to Section 7.1 shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of (x) a certificate (each a “Certificate”) or (y) non-certificated Ordinary Shares represented by book entry (“Book-Entry Shares”) previously representing any such Ordinary Shares shall thereafter cease to have any rights with respect to such securities, except the First Merger Consideration and, following the Third Merger, the Total Cash Consideration to be paid in consideration therefor upon the exchange of any Certificates or Book-Entry Shares, as applicable, in accordance with Section 3.1 of the Plan of Merger.

7.4.
Subject to Section 9, each Series C Preferred Share issued and outstanding immediately prior to the First Effective Time shall automatically be converted into a preferred share of the New Company Holdco (a “New Series C Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, which certificate of designations shall, following the First Effective Time, continue in full force and effect as an obligation of New Company Holdco in respect of the preferred shares of New Company Holdco.

7.5.
Subject to Section 9, each Series D Preferred Share issued and outstanding immediately prior to the First Effective Time shall automatically be converted into a preferred share of New Company Holdco (a “New Series D Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series D Preferred Shares, which certificate of designations shall, following the First Effective Time, continue in full force and effect as an obligation of New Company Holdco in respect of the preferred shares of New Company Holdco.

7.6.
Subject to Section 9, each Series E Preferred Share issued and outstanding immediately prior to the First Effective Time shall automatically be converted into a preferred share of New Company Holdco (a “New Series E Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series E Preferred Shares, which certificate of designations shall, following the First Effective Time, continue in full force and effect as an obligation of New Company Holdco in respect of the preferred shares of New Company Holdco.

7.7.
If, at any time during the period between the date of the Plan of Merger and the First Effective Time, any class of outstanding Ordinary Shares is changed into a different number or class of shares, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares or any stock dividend or stock distribution thereon or other similar change, with a record date during such period, then the First Merger Consideration and the Equity Award Conversion shall be appropriately equitably adjusted to reflect the effect of such change; provided, however, that (i) nothing in this Section 7.7 shall be construed to permit any Company Party to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement and (ii) cash dividends, and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to the First Merger Consideration.

7.8.
At the First Effective Time, all Ordinary Shares that, immediately prior to the First Effective Time, (a) are owned by Parent, Parent Merger Sub or the Company or any direct or indirect wholly owned Subsidiaries of Parent, Parent Merger Sub or the Company or (b) are held in treasury of the Company (such Ordinary Shares, together with the Ordinary Shares described in the preceding clause (a), the “First Merger Excluded Shares”) shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.

7.9.
At the First Effective Time, the issued and outstanding ordinary shares, par value US $1.00 per share, of Company Merger Sub issued and outstanding immediately prior to the First Effective Time shall be converted into one fully paid ordinary share, par value US $1.00 per share, of the First Surviving Company, which shall constitute the only issued ordinary share of the First Surviving Company immediately following the First Effective Time.

7.10.
At the First Effective Time, the New Ordinary Shares that immediately prior to the First Effective Time are owned by the Company shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.

8.
EQUITY AWARDS; COMPANY ESPP

8.1.
Prior to the First Effective Time, the Company Board (or, if appropriate, any committee thereof administering the Company Stock Plan or the JSOP, as applicable) shall adopt such resolutions as may be required and take all corporate action necessary to effect the following:

(a)
at the First Effective Time, each awarded Ordinary Share subject solely to service-based vesting requirements and not performance-based vesting requirements (each, a “Company Restricted Share”) that is outstanding as of the First Effective Time, whether vested or unvested, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be subject to and treated in accordance with Section 7.1;

(b)
(A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject solely to service-based vesting requirements and not performance-based vesting requirements (including for the avoidance of doubt share units outstanding and subject to the Company Deferred Compensation Plan) (each, a “Company RSU Award”), shall automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company RSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company RSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)), and (C) at the Third Effective Time, each such Company RSU Award (giving effect to clauses (A) and (B)), whether vested or unvested, that is outstanding as of the Third Effective Time, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time;

(c)
(A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject to performance-based vesting requirements (each, a “Company PSU Award”) with respect to which the applicable performance period has been completed shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)) and (C) at the Third Effective Time, each such Company PSU Award (giving effect to clauses (A) and (B)) shall be canceled and be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Second Surviving Company Ordinary Shares subject to such vested, but unsettled, Company PSU Award, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Second Surviving Company Ordinary Shares subject to such vested, but unsettled, Company PSU Award immediately prior to the First Effective Time;
(d)
(A) at the First Effective Time, each Company PSU Award not described in Section 8.1(c) above shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to Clause (A)) and (C) at the Third Effective Time, a portion of each such Company PSU Award (the “Pro-Rata Portion”) equal to the product of the number of Second Surviving Company Ordinary Shares that would have vested assuming actual performance, multiplied by a fraction, the numerator of which is the number of days elapsed in the performance period for such award as of the Third Effective Time and the denominator of which is the total number of days in the performance period for such award (without giving effect to any provision that would provide for accelerated vesting) shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (A) the Third Merger Cash Consideration, multiplied by (B) the Pro-Rata Portion, plus (C) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time, and the remaining portion of such unvested Company PSU Award shall be canceled and forfeited and; provided, however, that, for the purposes of any unvested Special Company PSU Awards, consistent with the Company Stock Plan and award agreement applicable to such Special Company PSU Award, the “Pro-Rata Portion” shall be equal to 100% of the number of Second Surviving Company Ordinary Shares that would have vested assuming the performance underlying such Special Company PSU Award at the greater of (x) target performance and (y) actual performance through a truncated performance period ending immediately prior to the Third Effective Time (as determined in the good faith discretion of the human resources and compensation committee of the Company Board, which determination shall be effective as of the Effective Time). For the avoidance of doubt, any Company PSU Award that does not vest in accordance with this Section 8.1(d) shall terminate without consideration immediately prior to the Third Effective Time;

(e)
if the First Effective Time occurs on or before January 20, 2025 (the “JSOP Vesting Date”), or, if later, the date on which the interests are exchanged under clause 8 of the JSOP (the “JSOP Exchange Date”) then, at the Third Effective Time, the Shares (as defined in the JSOP) shall be canceled and cease to exist, and shall be converted into the aggregate right for the (I) JSOP Party to receive a cash payment in an amount equal to (x) the Total Cash Consideration minus (y) US$205.89, multiplied by the total number of Ordinary Shares held subject to the JSOP and (II) Trustee to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Ordinary Shares comprised in the Trust Interest (as defined in Section 4 of the JSOP);

(f)
if the First Effective Time occurs after the JSOP Vesting Date and the Executive Interest (as defined in the JSOP) vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company shall make a cash payment to Dominic F. Silvester in an amount equal to (A) (x) the total number of Ordinary Shares that would have been delivered in respect of the portion of the Executive Interest that vested on the JSOP Vesting Date (for the avoidance of doubt, taking into account the performance condition set out in the JSOP) if the Market Price on that date had been equal to the Total Cash Consideration minus the total number of Ordinary Shares actually delivered in respect of the Executive Interest on or after the JSOP Vesting Date, multiplied by (y) the Total Cash Consideration, minus (B) any deduction, withholding or other amount required to be accounted to any Tax Authority with respect to income tax, employee social security or similar amounts by the Third Surviving Company or any Subsidiary of the Third Surviving Company in connection with such payment;
(g)
as soon as reasonably practicable following the date hereof and not less than ten (10) Business Days prior to the earlier of (A) the First Effective Time and (B) the JSOP Vesting Date, the Company shall request and use reasonable best efforts to cause the Trustee to, effective at the earlier of (A) the Third Effective Time and (B) immediately following the JSOP Exchange Date, transfer the Ordinary Shares comprised in the Trust Interest (as defined in the JSOP) to the Company for the same consideration paid by the Trustee when it subscribed for its interest in such Ordinary Shares (i.e., US$1 per Ordinary Share), which Ordinary Shares shall be held in treasury of the Company (subject to Section 7.8) or otherwise cancelled without consideration and that the Trustee apply the consideration for such Ordinary Shares to repay, to the fullest extent possible, the loan outstanding between the Trustee and the Company, following which the Company shall write-off the remaining balance of such loan;

(h)
(A) all offering periods under the Company ESPP shall be terminated as of August 31, 2024 (the “Final Exercise Date”); (B) the Company ESPP shall be terminated as of the Final Exercise Date, subject to the Third Closing; and (C) each outstanding right under the Company ESPP on the Final Exercise Date shall be caused to be exercised as of such date for the purchase of Ordinary Shares in accordance with the terms of the ESPP and any outstanding Ordinary Shares obtained through the exercise of such outstanding right shall be treated as set forth in Section 7; and

(i)
make such other changes to the Company Stock Plan, the JSOP and the Company ESPP as the Company and Parent may agree in writing are appropriate to give effect to the First Merger, the Second Merger and the Third Merger.

8.2.
As soon as reasonably practicable after the Third Effective Time (but in no event later than five Business Days following the Third Effective Time), or such time that is otherwise required by applicable Law, Parent shall cause the Second Surviving Company to, and the Second Surviving Company shall, pay the consideration payable pursuant to Section 8.1, net of any applicable withholding Taxes or deductions required under any provision of federal, state, local or foreign Tax Law with respect to the making of such payment, to the Persons entitled to receive such consideration through, the Second Surviving Company’s payroll; provided, however, that to the extent payment within such time or on such date would trigger a Tax or penalty under Section 409A of the Code, the Second Surviving Company shall use commercially reasonable efforts to make such payments on the earliest date that payment would not trigger such Tax or penalty.

9.
SHARES OF DISSENTING HOLDERS

9.1.
At the First Effective Time, all Dissenting Shares that are Shares held by holders of Ordinary Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive the First Merger Consideration (provided that, from and after the Third Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) the Total Cash Consideration) and any holder of such Dissenting Shares shall, in the event that the fair value of such a Dissenting Share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Bermuda Companies Act (the “Appraised Fair Value”) is greater than such foregoing amounts in respect of the Ordinary Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure.

9.2.
At the First Effective Time, all Dissenting Shares that are Shares held by holders of Preferred Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive (i) the preferred shares of New Company Holdco as described in Section 7.4 with respect to Series C Preferred Shares, (ii) the preferred shares of New Company Holdco as described in Section 7.5 with respect to Series D Preferred Shares or (iii) the preferred shares of New Company Holdco as described in Section 7.6 with respect to Series E Preferred Shares (provided that, from and after the Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) (i) the preferred shares of the Third Surviving Company as described in Section 2.9(c) of the Plan of Merger, (ii) the preferred shares of the Third Surviving Company as described in Section 2.9(d) of the Plan of Merger or (iii) the preferred shares of the Third Surviving Company as described in Section 2.9(e) of the Plan of Merger and any holder of such Dissenting Shares shall, in the event that the Appraised Fair Value is greater than such foregoing amounts in respect of the Preferred Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure

9.3.
In the event that a holder effectively withdraws or otherwise waives any right to appraisal or fails to comply with Section 106(6) of the Companies Act (an “Appraisal Withdrawal”), such holder shall have no other rights with respect to such Dissenting Shares other than as contemplated by Section 7.

9.4.
The Company or New Company Holdco, as applicable, shall give Parent (i) prompt written notice of (A) any demands for appraisal of Dissenting Shares which are or Appraisal Withdrawals and any other written instruments, notices, petitions or other communication received by the Company in connection with the foregoing and (B) to the extent that the Company has knowledge thereof, any applications to the Supreme Court of Bermuda for appraisal of the fair value of the Dissenting Shares and (ii) to the extent permitted by applicable Law, the opportunity to participate with the Company or New Company Holdco, as applicable, in any settlement negotiations and proceedings with respect to any demands for appraisal under the Companies Act. The Company and New Company Holdco respectively shall not, without the prior written consent of Parent, voluntarily make any payment with respect to, offer to settle or settle any such demands or applications, or waive any failure to timely deliver a written demand for appraisal or to timely take any other action to exercise appraisal rights in accordance with the Companies Act. Payment of any amount payable to holders of Dissenting Shares in respect of their treatment in the Third Merger after the Third Effective Time in accordance with the terms of this Section 9 or pursuant to applicable Law shall be the obligation of the Third Surviving Company.

10.
MISCELLANEOUS

10.1.
Termination, Amendment and Waiver

(a)
This Agreement shall terminate upon the earliest to occur of: (i) agreement in writing between Parent, Parent Merger Sub and the Company at any time prior to the First Effective Time; and (ii) automatically upon termination of the Plan of Merger in accordance with its terms. Without prejudice to any liability of any party in respect of any antecedent breach hereof or to any accrued rights of any party hereto (including those which have accrued under the Plan of Merger), if this Agreement is terminated pursuant to this Section then this Agreement shall terminate and there shall be no other liability between Parent and Parent Merger Sub, on the one hand, or the Company, on the other hand.

(b)
The amendment and extension; waiver provisions set out in Section 11.3 of the Plan of Merger shall apply to this Agreement mutatis mutandis.

10.2.
Entire Agreement

Except as set out in the Plan of Merger, this Agreement and any documents referred to in this Agreement constitute the entire agreement between the parties with respect to the subject matter of and the transactions referred to herein and supersede any previous arrangements, understandings and agreements between them relating to such subject matter and transactions.

10.3.
Execution in Counterparts

This Agreement may be executed in counterparts (including by facsimile or electronic mail) each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.
11.
NOTICES

Any notice, request, instruction or other communication under this Agreement shall be in writing and delivered by hand, overnight courier service, facsimile or other electronic transmission:
if to the Company or Company Merger Sub or New Company Holdco, to:
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:   Elizabeth DaSilva
Email:   [***]
with a copies to (which shall not constitute notice) to:
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:   Audrey Taranto
Email:   [***]
and
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
United States of America
Attention:   Krishna Veeraraghavan
Benjamin M. Goodchild
Email:   [***]
and
Hogan Lovells US LLP
1735 Market Street, 23rd Floor
Philadelphia, PA 19103
United States of America
Attention:   Bob Juelke
Email:   [***]

12.
GOVERNING LAW AND JURISDICTION

The terms and conditions of this agreement and the rights and obligations of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of Bermuda. The parties to this agreement hereby irrevocably agree that the courts of Bermuda shall have non-exclusive jurisdiction in respect of any dispute, suite, action arbitration or proceedings (“Proceedings”) which may arise out of or in connection with this agreement and waive any objection to Proceedings in courts of Bermuda on the grounds of venue or on the basis that the Proceedings have been brought in an inconvenient forum.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.
EXECUTED for and on behalf of
Deer Ltd.
By:
Name:
Title:
EXECUTED for and on behalf of
Deer Merger Sub Ltd.
By:
Name:
Title:
EXECUTED for and on behalf of
Enstar Group Limited
By:
Name:
Title:

Annex C
DATED
DEER LTD.
AND
ENSTAR GROUP LIMITED

STATUTORY MERGER AGREEMENT

THIS STATUTORY MERGER AGREEMENT (this “Agreement”) is dated as of
BETWEEN:
(1)
Deer Ltd., an exempted company incorporated under the laws of Bermuda having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (“New Company Holdco”); and

(2)
Enstar Group Limited, an exempted company incorporated under the laws of Bermuda and having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (the “First Surviving Company”).

WHEREAS:
(A)
The First Surviving Company is a wholly owned subsidiary of New Company Holdco;

(B)
Pursuant to the Agreement and Plan of Merger by and among, New Company Holdco, Company Merger Sub, Enstar Group Limited (the “Company”), Elk Bidco Limited (the “Parent”) and Elk Merger Sub Limited (“Parent Merger Sub”) dated 29 July 2024 (the “Plan of Merger”) as amended from time to time, and subject to the terms and conditions set forth therein, (i) New Company Holdco, Company Merger Sub merged with and into the Company (the “First Merger”) with the Company continuing as the surviving company (the “First Surviving Company”), in accordance with the provisions of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”), (ii) as soon as practicable following the consummation of the First Merger, New Company Holdco will merge with and into the First Surviving Company (the “Second Merger”), with the First Surviving Company continuing as the surviving company (the “Second Surviving Company”), in accordance with the provisions of the Companies Act, and (iii) as soon as practicable following the consummation of the Second Merger, Parent Merger Sub will be merged with and into the Second Surviving Company (the “Third Merger”), with the Second Surviving Company continuing as the surviving company (the “Third Surviving Company”), in accordance with the provisions of the Companies Act ; and

(C)
This Agreement is the Second Statutory Merger Agreement referred to in the Plan of Merger.

(D)
Each of New Company Holdco and the First Surviving Company wishes to enter into this Agreement pursuant to the provisions of Part VII of the Companies Act.

NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:
1.
DEFINITIONS

Unless otherwise defined herein, capitalized terms shall have the same meaning as used and defined in the Plan of Merger.
2.
EFFECTIVENESS OF MERGER

2.1.
The parties to this Agreement agree that, on the terms and subject to the conditions of this Agreement and the Plan of Merger and in accordance with the Companies Act, at the Second Effective Time, New Company Holdco shall be merged with and into the First Surviving Company with the First Surviving Company surviving the Second Merger and continuing as the Second Surviving Company and New Company Holdco shall cease to exist and shall be struck off the register of companies in Bermuda.

2.2.
The Second Surviving Company will continue to be a Bermuda exempted company under the conditions of this Agreement and the Plan of Merger.

2.3.
The Second Merger shall be conditional on the satisfaction or waiver on or before the Second Effective Time of each of the conditions to the Second Merger identified in Article IX of the Plan of Merger and the issuance of a Certificate of Merger by the Registrar of Companies in Bermuda.

2.4.
In accordance with section 109(2) of the Companies Act, the Second Merger shall become effective at the time and date shown on the Second Certificate of Merger issued by the Registrar of Companies in Bermuda (the “Second Effective Time”).

2.5.
Pursuant to Section 2.2(b) of the Plan of Merger, the parties to this Agreement have agreed to request that the Registrar provides in the Second Certificate of Merger that the Second Effective Time of the Second Merger shall be 10:30 a.m. Bermuda time (or such other time mutually agreed by the First Surviving Company, New Company Holdco and Parent), on the Second Closing Date.

3.
NAME OF SECOND SURVIVING COMPANY

The Second Surviving Company shall be named “Enstar Group Limited”.
4.
MEMORANDUM OF ASSOCIATION

The Memorandum of Association of the First Surviving Company shall become the Memorandum of Association of the Second Surviving Company following the Second Effective Time.
5.
BYE-LAWS

The bye-laws of the First Surviving Company in effect immediately prior to the Second Effective Time shall become the bye-laws of the Second Surviving Company following the Second Effective Time.
6.
DIRECTORS AND OFFICERS

6.1.
The persons whose names and addresses are set out below being the directors of New Company Holdco in office immediately prior to the Second Effective Time, shall be the Directors of the Second Surviving Company until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the bye-laws of the Second Surviving Company and applicable Laws:

Name	Address
Elizabeth DaSilva	26 Reid Street, 4th Floor, Hamilton HM 11, Bermuda
Robert Morgan	26 Reid Street, 4th Floor, Hamilton HM 11, Bermuda

6.2.
The officers of New Company Holdco in office immediately prior to the Second Effective Time shall be the officers of the Second Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be, in accordance with the bye-laws of the Second Surviving Company. The secretary of the Second Surviving Company will be Conyers Corporate Services (Bermuda) Limited.

7.
EFFECT OF SECOND MERGER ON SHARE CAPITAL

7.1.
At the Second Effective Time, subject to the other provisions of Article II and Article III of the Plan of Merger, each New Ordinary Share issued and outstanding immediately prior to the Second Effective Time (other than (i) Second Merger Excluded Shares to be canceled pursuant to Section 7.8 other than New Ordinary Shares owned by the Reinvesting Shareholders, (ii) any New Ordinary Shares covered under Section 8 and, (iii) to the extent the Second Effective Time occurs prior to the JSOP Vesting Date, any New Ordinary Shares held subject to the JSOP at such time, which shall be treated in accordance with Section 8.1(e) and Section 8.1(g)) shall, by virtue of the Second Merger and without any action on the part of any holder thereof, Parent, Parent Merger Sub or New Company Holdco, be converted into, per New Ordinary Share, a Second Surviving Company Ordinary Share (the “Second Merger Consideration”).

7.2.
At the Second Effective Time, subject to the other provisions of Article II and Article III oF the Plan of Merger, each First Surviving Reinvesting Share issued and outstanding immediately prior to the Second Effective Time owned by the Reinvesting Shareholders shall by virtue of the Second Merger and without any action on the part of any holder thereof, New Company Holdco or the Company, be converted into, per New Ordinary Share, a Second Surviving Company Ordinary Share.

7.3.
From and after the Second Effective Time, all of the New Ordinary Shares converted into Second Merger Consideration pursuant to Section 7.1 shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of New Ordinary Shares previously represented by Certificates or Book-Entry Shares shall thereafter cease to have any rights with respect to such securities, except the Second Merger Consideration to be paid in consideration therefor upon the exchange of any Certificate or Book-Entry Shares, as applicable, in accordance with Section 3.1 of the Plan of Merger.
7.4.
Subject to Section 9, each New Series C Preferred Share issued and outstanding immediately prior to the Second Effective Time shall automatically be converted into a preferred share of the Second Surviving Company (a “Second Surviving Company Series C Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the New Series C Preferred Shares, which certificate of designations shall, following the Second Effective Time, continue in full force and effect as an obligation of the Second Surviving Company in respect of the preferred shares of the Second Surviving Company.

7.5.
Subject to Section 9, each New Series D Preferred Share issued and outstanding immediately prior to the Second Effective Time shall automatically be converted into a preferred share of the Second Surviving Company (a “Second Surviving Company Series D Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the New Series D Preferred Shares, which certificate of designations shall, following the Second Effective Time, continue in full force and effect as an obligation of the Second Surviving Company in respect of the preferred shares of the Second Surviving Company.

7.6.
Subject to Section 9, each New Series E Preferred Share issued and outstanding immediately prior to the Second Effective Time shall automatically be converted into a preferred share of the Second Surviving Company (a “Second Surviving Company Series E Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the New Series E Preferred Shares, which certificate of designations shall, following the Second Effective Time, continue in full force and effect as an obligation of the Second Surviving Company in respect of the preferred shares of the Second Surviving Company.

7.7.
If at any time during the period between the First Effective Time and the Second Effective Time, any class of outstanding New Ordinary Shares is changed into a different number or class of shares, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares or any stock dividend or stock distribution thereon or other similar change, with a record date during such period, then the Second Merger Consideration and the Equity Award Conversion shall be appropriately equitably adjusted to reflect the effect of such change; provided, however, that (i) nothing in this Section 7.7 shall be construed to permit any Company Party to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement and (ii) cash dividends and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to the Second Merger Consideration.

7.8.
At the Second Effective Time, all New Ordinary Shares that, immediately prior to the Second Effective Time, (a)are owned by Parent, Parent Merger Sub or the Company or any direct or indirect wholly owned Subsidiaries of Parent, Parent Merger Sub or the Company or (b)are held in treasury of the Company (such New Ordinary Shares, together with the New Ordinary Shares described in the preceding clause (a), the “Second Merger Excluded Shares”) shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.

7.9.
At the Second Effective Time, the issued and outstanding ordinary shares, par value $1.00 per share, of First Surviving Company that, immediately prior to the Second Effective Time, are owned by New Company Holdco shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.

8.
EQUITY AWARDS; COMPANY ESPP

8.1.
Prior to the First Effective Time, the Company Board (or, if appropriate, any committee thereof administering the Company Stock Plan or the JSOP, as applicable) shall adopt such resolutions as may be required and take all corporate action necessary to effect the following:

(a)
at the First Effective Time, each awarded Ordinary Share subject solely to service-based vesting requirements and not performance-based vesting requirements (each, a “Company Restricted Share”) that is outstanding as of the First Effective Time, whether vested or unvested, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be subject to and treated in accordance with Section 7.1;

(b)
(A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject solely to service-based vesting requirements and not performance-based vesting requirements (including for the avoidance of doubt share units outstanding and subject to the Company Deferred Compensation Plan) (each, a “Company RSU Award”), shall automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company RSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company RSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)), and (C) at the Third Effective Time, each such Company RSU Award (giving effect to clauses (A) and (B)), whether vested or unvested, that is outstanding as of the Third Effective Time, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time;

(c)
(A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject to performance-based vesting requirements (each, a “Company PSU Award”) with respect to which the applicable performance period has been completed shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)) and (C) at the Third Effective Time, each such Company PSU Award (giving effect to clauses (A) and (B)) shall be canceled and be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Second Surviving Company Ordinary Shares subject to such vested, but unsettled, Company PSU Award, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Second Surviving Company Ordinary Shares subject to such vested, but unsettled, Company PSU Award immediately prior to the First Effective Time;

(d)
(A) at the First Effective Time, each Company PSU Award not described in Section 8.1(c) above shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to Clause (A)) and (C) at the Third Effective Time, a portion of each such Company PSU Award (the “Pro-Rata Portion”) equal to the product of the number of Second Surviving Company Ordinary Shares that would have vested assuming actual performance, multiplied by a fraction, the numerator of which is the number of days elapsed in the performance period for such award as of the Third Effective Time and the denominator of which is the total number of days in the performance period for such award (without giving effect to any provision that would provide for accelerated vesting) shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (A) the Third Merger Cash Consideration, multiplied by (B) the Pro-Rata Portion, plus (C) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time, and the remaining portion of such unvested Company PSU Award shall be canceled and forfeited and; provided, however, that, for the purposes of any unvested Special Company PSU Awards, consistent with the Company Stock Plan and award agreement applicable to such Special Company PSU Award, the “Pro-Rata Portion” shall be equal to 100% of the number of Second Surviving Company Ordinary Shares that would have vested assuming the performance underlying such Special Company PSU Award at the greater of (x) target performance and (y) actual performance through a truncated performance period ending immediately prior to the Third Effective Time (as determined in the good faith discretion of the human resources and compensation committee of the Company Board, which determination shall be effective as of the Effective Time). For the avoidance of doubt, any Company PSU Award that does not vest in accordance with this Section 8.1(d) shall terminate without consideration immediately prior to the Third Effective Time;
(e)
if the First Effective Time occurs on or before January 20, 2025 (the “JSOP Vesting Date”), or, if later, the date on which the interests are exchanged under clause 8 of the JSOP (the “JSOP Exchange Date”) then, at the Third Effective Time, the Shares (as defined in the JSOP) shall be canceled and cease to exist, and shall be converted into the aggregate right for the (I) JSOP Party to receive a cash payment in an amount equal to (x) the Total Cash Consideration minus (y) US$205.89, multiplied by the total number of Ordinary Shares held subject to the JSOP and (II) Trustee to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Ordinary Shares comprised in the Trust Interest (as defined in section 4 of the JSOP);

(f)
if the First Effective Time occurs after the JSOP Vesting Date and the Executive Interest (as defined in the JSOP) vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company shall make a cash payment to Dominic F. Silvester in an amount equal to (A) (x) the total number of Ordinary Shares that would have been delivered in respect of the portion of the Executive Interest that vested on the JSOP Vesting Date (for the avoidance of doubt, taking into account the performance condition set out in the JSOP) if the Market Price on that date had been equal to the Total Cash Consideration minus the total number of Ordinary Shares actually delivered in respect of the Executive Interest on or after the JSOP Vesting Date, multiplied by (y) the Total Cash Consideration, minus (B) any deduction, withholding or other amount required to be accounted to any Tax Authority with respect to income tax, employee social security or similar amounts by the Third Surviving Company or any Subsidiary of the Third Surviving Company in connection with such payment;

(g)
as soon as reasonably practicable following the date hereof and not less than ten (10) Business Days prior to the earlier of (A) the First Effective Time and (B) the JSOP Vesting Date, the Company shall request and use reasonable best efforts to cause the Trustee to, effective at the earlier of (A) the Third Effective Time and (B) immediately following the JSOP Exchange Date, transfer the Ordinary Shares comprised in the Trust Interest (as defined in the JSOP) to the Company for the same consideration paid by the Trustee when it subscribed for its interest in such Ordinary Shares (i.e., US$1 per Ordinary Share), which Ordinary Shares shall be held in treasury of the Company (subject to Section 7.8) or otherwise cancelled without consideration and that the Trustee apply the consideration for such Ordinary Shares to repay, to the fullest extent possible, the loan outstanding between the Trustee and the Company, following which the Company shall write-off the remaining balance of such loan;
(h)
(A) all offering periods under the Company ESPP shall be terminated as of August 31, 2024 (the “Final Exercise Date”); (B) the Company ESPP shall be terminated as of the Final Exercise Date, subject to the Third Closing; and (C) each outstanding right under the Company ESPP on the Final Exercise Date shall be caused to be exercised as of such date for the purchase of Ordinary Shares in accordance with the terms of the ESPP and any outstanding Ordinary Shares obtained through the exercise of such outstanding right shall be treated as set forth in Section 7; and

(i)
make such other changes to the Company Stock Plan, the JSOP and the Company ESPP as the Company and Parent may agree in writing are appropriate to give effect to the First Merger, the Second Merger and the Third Merger.

8.2.
As soon as reasonably practicable after the Third Effective Time (but in no event later than five Business Days following the Third Effective Time), or such time that is otherwise required by applicable Law, Parent shall cause the Second Surviving Company to, and the Second Surviving Company shall, pay the consideration payable pursuant to Section 8.1, net of any applicable withholding Taxes or deductions required under any provision of federal, state, local or foreign Tax Law with respect to the making of such payment, to the Persons entitled to receive such consideration through, the Second Surviving Company’s payroll; provided, however, that to the extent payment within such time or on such date would trigger a Tax or penalty under Section 409A of the Code, the Second Surviving Company shall use commercially reasonable efforts to make such payments on the earliest date that payment would not trigger such Tax or penalty.

9.
SHARES OF DISSENTING HOLDERS

9.1.
At the First Effective Time, all Dissenting Shares that are Shares held by holders of Ordinary Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive the First Merger Consideration (provided that, from and after the Third Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) the Total Cash Consideration) and any holder of such Dissenting Shares shall, in the event that the fair value of such a Dissenting Share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Bermuda Companies Act (the “Appraised Fair Value”) is greater than such foregoing amounts in respect of the Ordinary Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure.

9.2.
At the First Effective Time, all Dissenting Shares that are Shares held by holders of Preferred Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive (i) the preferred shares of New Company Holdco as described in Section 7.4 with respect to Series C Preferred Shares, (ii) the preferred shares of New Company Holdco as described in Section 7.5 with respect to Series D Preferred Shares or (iii) the preferred shares of New Company Holdco as described in Section 7.6 with respect to Series E Preferred Shares (provided that, from and after the Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) (i) the preferred shares of the Third Surviving Company as described in Section 2.9(c) of the Plan of Merger, (ii) the preferred shares of the Third Surviving Company as described in Section 2.9(d) of the Plan of Merger or (iii) the preferred shares of the Third Surviving Company as described in Section 2.9(e) of the Plan of Merger and any holder of such Dissenting Shares shall, in the event that the Appraised Fair Value is greater than such foregoing amounts in respect of the Preferred Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure

9.3.
In the event that a holder effectively withdraws or otherwise waives any right to appraisal or fails to comply with Section 106(6) of the Companies Act (an “Appraisal Withdrawal”), such holder shall have no other rights with respect to such Dissenting Shares other than as contemplated by Section 7.

9.4.
The Company or New Company Holdco, as applicable, shall give Parent (i) prompt written notice of (A) any demands for appraisal of Dissenting Shares which are or Appraisal Withdrawals and any other written instruments, notices, petitions or other communication received by the Company in connection with the foregoing and (B) to the extent that the Company has knowledge thereof, any applications to the Supreme Court of Bermuda for appraisal of the fair value of the Dissenting Shares and (ii) to the extent permitted by applicable Law, the opportunity to participate with the Company or New Company Holdco, as applicable, in any settlement negotiations and proceedings with respect to any demands for appraisal under the Companies Act. The Company and New Company Holdco respectively shall not, without the prior written consent of Parent, voluntarily make any payment with respect to, offer to settle or settle any such demands or applications, or waive any failure to timely deliver a written demand for appraisal or to timely take any other action to exercise appraisal rights in accordance with the Companies Act. Payment of any amount payable to holders of Dissenting Shares in respect of their treatment in the Third Merger after the Third Effective Time in accordance with the terms of this Section 9 or pursuant to applicable Law shall be the obligation of the Third Surviving Company.

10.
MISCELLANEOUS

10.1.
Termination, Amendment and Waiver

(a)
This Agreement shall terminate upon the earliest to occur of: (i) agreement in writing between Parent, Parent Merger Sub and the Company at any time prior to the Second Effective Time; and (ii) automatically upon termination of the Plan of Merger in accordance with its terms. Without prejudice to any liability of any party in respect of any antecedent breach hereof or to any accrued rights of any party hereto (including those which have accrued under the Plan of Merger), if this Agreement is terminated pursuant to this Section then this Agreement shall terminate and there shall be no other liability between Parent and Parent Merger Sub, on the one hand, or the Company, on the other hand.

(b)
The amendment and extension; waiver provisions set out in section 11.3 of the Plan of Merger shall apply to this Agreement mutatis mutandis.

10.2.
Entire Agreement

Except as set out in the Plan of Merger, this Agreement and any documents referred to in this Agreement constitute the entire agreement between the parties with respect to the subject matter of and the transactions referred to herein and supersede any previous arrangements, understandings and agreements between them relating to such subject matter and transactions.
10.3.
Execution in Counterparts

This Agreement may be executed in counterparts (including by facsimile or electronic mail) each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.

11.
NOTICES

Any notice, request, instruction or other communication under this Agreement shall be in writing and delivered by hand, overnight courier service, facsimile or other electronic transmission:
if to the First Surviving or New Company Holdco, to:
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:
Elizabeth DaSilva

Email:
[***]

with a copies to (which shall not constitute notice) to:
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:
Audrey Taranto

Email:
[***]

and
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
United States of America
Attention:
Krishna Veeraraghavan
Benjamin M. Goodchild

Email:
[***]
[***]

and
Hogan Lovells US LLP
1735 Market Street, 23rd Floor
Philadelphia, PA 19103
United States of America
Attention:
Bob Juelke

Email:
[***]

12.
GOVERNING LAW AND JURISDICTION

The terms and conditions of this agreement and the rights and obligations of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of Bermuda. The parties to this agreement hereby irrevocably agree that the courts of Bermuda shall have non-exclusive jurisdiction in respect of any dispute, suite, action arbitration or proceedings (“Proceedings”) which may arise out of or in connection with this agreement and waive any objection to Proceedings in courts of Bermuda on the grounds of venue or on the basis that the Proceedings have been brought in an inconvenient forum.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.
EXECUTED for and on behalf of
Deer Ltd.
By:
Name:
Title:
EXECUTED for and on behalf of
Enstar Group Limited
By:
Name:
Title:

Annex D
DATED
ELK BIDCO LIMITED
ELK MERGER SUB LIMITED
AND
ENSTAR GROUP LIMITED

STATUTORY MERGER AGREEMENT

THIS STATUTORY MERGER AGREEMENT (this “Agreement”) is dated as of
BETWEEN:
(1)
Elk Bidco Limited, an exempted company limited by shares incorporated under the laws of Bermuda having its registered office at Park Place, 55 Par La Ville Road, Hamilton HM11, Bermuda (“Parent”);

(2)
Elk Merger Sub Limited, an exempted company limited by shares incorporated under the laws of Bermuda having its registered office at Park Place, 55 Par La Ville Road, Hamilton HM11, Bermuda (“Parent Merger Sub”); and

(3)
Enstar Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda and having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (the “Company”).

WHEREAS:
(A)
Parent Merger Sub is a wholly owned subsidiary of Parent;

(B)
Pursuant to the Agreement and Plan of Merger by and among, Parent, Parent Merger Sub, , the Company, Deer Ltd. (“New Company Holdco”) and Deer Merger Sub Ltd. (“Company Merger Sub”) dated 29 July 2024 (the “Plan of Merger”) as amended from time to time, and subject to the terms and conditions set forth therein, (i) Company Merger Sub merged with and into the Company (the “First Merger”) with the Company continuing as the surviving company (the “First Surviving Company”), in accordance with the provisions of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”), (ii) as soon as practicable following the consummation of the First Merger, New Company Holdco merged with and into the First Surviving Company (the “Second Merger”), with the First Surviving Company continuing as the surviving company (the “Second Surviving Company”), in accordance with the provisions of the Companies Act, and (iii) as soon as practicable following the consummation of the Second Merger, Parent Merger Sub will be merged with and into the Second Surviving Company (the “Third Merger”), with the Second Surviving Company continuing as the surviving company (the “Third Surviving Company”), in accordance with the provisions of the Companies Act; and

(C)
This Agreement is the Third Statutory Merger Agreement referred to in the Plan of Merger; and

(D)
Each of the Second Surviving Company and Parent Merger Sub wishes to enter into this Agreement pursuant to the provisions of Part VII of the Companies Act.

NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:
1.
DEFINITIONS

Unless otherwise defined herein, capitalized terms shall have the same meaning as used and defined in the Plan of Merger.
2.
EFFECTIVENESS OF MERGER

2.1.
The parties to this Agreement agree that, on the terms and subject to the conditions of this Agreement and the Plan of Merger and in accordance with the Companies Act, at the Third Effective Time (as defined below), Parent Merger Sub shall be merged with and into the Second Surviving Company with the Second Surviving Company surviving the Third Merger and continuing as the Third Surviving Company and Parent Merger Sub shall cease to exist and shall be struck off the register of companies in Bermuda.

2.2.
The Third Surviving Company will continue to be a Bermuda exempted company limited by shares under the conditions of this Agreement and the Plan of Merger.

2.3.
The Third Merger shall be conditional on the satisfaction or waiver on or before the Third Effective

Time of each of the conditions to the Third Merger identified in Article IX of the Plan of Merger and the issuance of a Certificate of Merger by the Registrar of Companies in Bermuda.
2.4.
In accordance with Section 109(2) of the Companies Act, the Third Merger shall become effective at the time and date shown on the Third Certificate of Merger issued by the Registrar of Companies in Bermuda (the “Third Effective Time”).

2.5.
Pursuant to Section 2.3(b) of the Plan of Merger, the parties to this Agreement have agreed to request that the Registrar provides in the Third Certificate of Merger that the Third Effective Time of the Third Merger shall be 11:00 a.m. Bermuda time (or such other time mutually agreed by the Third Surviving Company, Parent and the Registrar), on the Third Closing Date.

3.
NAME OF THIRD SURVIVING COMPANY

The Third Surviving Company shall be named “Enstar Group Limited”.
4.
MEMORANDUM OF ASSOCIATION

The Memorandum of Association of the Second Surviving Company shall become the Memorandum of Association of the Third Surviving Company following the Third Effective Time.
5.
BYE-LAWS

The bye-laws in the form of those bye-laws of Parent Merger Sub in effect immediately prior to the Third Effective Time shall become the bye-laws of the Third Surviving Company following the Third Effective Time except that references to the name “Elk Merger Sub Limited” shall be replaced with references to the name of the Third Surviving Company.
6.
DIRECTORS AND OFFICERS

6.1.
The persons whose names and addresses are set out below being the directors of Parent Merger Sub in office immediately prior to the Third Effective Time, shall be the Directors of the Third Surviving Company until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the bye-laws of the Third Surviving Company and applicable Laws:

Name	Address
A Michael Muscolino	1 Letterman Drive Building B, Suite B6-100 San Francisco, CA 94129, USA
Joshua Peck	1 Letterman Drive Building B, Suite B6-100 San Francisco, CA 94129, USA
Joshua Easterly	888 7th Avenue, 41st Floor, New York, NY 10106, USA

6.2.
The officers of Parent Merger Sub in office immediately prior to the Third Effective Time shall be the officers of the Third Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be, in accordance with the bye-laws of the Third Surviving Company. The secretary of the Third Surviving Company will be Conyers Corporate Services (Bermuda) Limited.

7.
EFFECT OF THIRD MERGER ON SHARE CAPITAL

7.1.
At the Third Effective Time, subject to the other provisions of Article II and Article III of the Plan of Merger, each Second Surviving Company Ordinary Share issued and outstanding immediately prior to the Third Effective Time (other than (i) Third Merger Excluded Shares if canceled pursuant to Section 7.7, (ii) any Second Surviving Company Ordinary Shares covered under Section 8, (iii) any Second Surviving Company Ordinary Shares that are Dissenting Shares, which shall have only those rights set forth in Section 9 and, (iv) to the extent the Third Effective Time occurs prior to the JSOP Vesting Date, any Second Surviving Company Ordinary Share held subject to the JSOP at such time, which shall be treated in accordance with Section 8.1(e) and Section 8.1(g)) shall, by virtue of the Third Merger and without any action on the part of any holder thereof, Parent, Parent Merger Sub or the Second Surviving Company, be converted into the right to receive, per Second Surviving Company Ordinary Share, an amount in cash equal to (x)(A)(I) $338 multiplied by the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Reinvesting Shares, on a fully diluted basis (including in such determination, without limitation, outstanding Company RSU Awards, Company PSU Awards and Ordinary Shares representing the Executive Interest held subject to the JSOP, each as adjusted pursuant to Section 8), as of immediately prior to the Third Effective Time, minus (II) the Aggregate First Merger Amount divided by (B) the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Reinvesting Shares, on a fully diluted basis (including in such determination, without limitation, outstanding Company RSU Awards, Company PSU Awards and Ordinary Shares representing the Executive Interest held subject to the JSOP, each as adjusted pursuant to Section 8), plus (y) (A) the aggregate cash consideration actually paid in respect of the First Merger, including pursuant to Section 8 (not to exceed the Aggregate First Merger Amount) divided by (B) the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Reinvesting Shares, on a fully diluted basis (including in such determination, without limitation, outstanding Company RSU Awards, Company PSU Awards and Ordinary Shares representing the Executive Interest held subject to the JSOP, each as adjusted pursuant to Section 8) plus (z) if applicable, any amount set forth in the True-Up Notice (on a per share basis based on the amount of Second Surviving Company Ordinary Shares entitled thereto), in each case, without interest and less any amounts required to be deducted or withheld in accordance with Section 3.3 of the Plan of Merger (the “Third Merger Cash Consideration”)
7.2.
From and after the Third Effective Time, all of the Second Surviving Company Ordinary Shares converted into Third Merger Cash Consideration pursuant to Section 7.1 shall no longer be in issuance and outstanding and shall automatically be canceled and shall cease to exist, and each holder of Second Surviving Company Ordinary Shares previously represented by Certificates or Book-Entry Shares shall thereafter cease to have any rights with respect to such securities, except the right to receive the Third Merger Consideration or the Third Merger Reinvesting Shareholder Consideration, as applicable, to be paid in consideration therefor upon the exchange of Certificate or Book-Entry Shares, as applicable, in accordance with Section 3.1 of the Plan of Merger.

7.3.
Subject to Section 9, each Second Surviving Company Series C Preferred Share issued and outstanding immediately prior to the Third Effective Time shall automatically be converted into a preferred share of the Third Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Second Surviving Company Series C Preferred Shares, which certificate of designations shall, following the Third Effective Time, continue in full force and effect as an obligation of the Third Surviving Company in respect of the preferred shares of the Third Surviving Company.

7.4.
Subject to Section 9, each Second Surviving Company Series D Preferred Share issued and outstanding immediately prior to the Third Effective Time shall automatically be converted into a preferred share of the Third Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Second Surviving Company Series D Preferred Shares, which certificate of designations shall, following the Third Effective Time, continue in full force and effect as an obligation of the Third Surviving Company in respect of the preferred shares of the Third Surviving Company.

7.5.
Subject to Section 9, each Second Surviving Company Series E Preferred Share issued and outstanding immediately prior to the Third Effective Time shall automatically be converted into a preferred share of the Third Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Second Surviving Company Series E Preferred Shares, which certificate of designations shall, following the Third

Effective Time, continue in full force and effect as an obligation of the Third Surviving Company in respect of the preferred shares of the Third Surviving Company.
7.6.
If, at any time during the period between the Second Effective Time and the Third Effective Time, any class of issued and outstanding Second Surviving Company Ordinary Shares is changed into a different number or class of shares, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares or any stock dividend or stock distribution thereon or other similar change, with a record date during such period, then the Third Merger Cash Consideration and the Equity Award Conversion shall be appropriately equitably adjusted to reflect the effect of such change; provided, however, that (i) nothing in this Section 7.6 shall be construed to permit any Company Party to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement and (ii) cash dividends and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to the Third Merger Cash Consideration.

7.7.
At the Third Effective Time, all Second Surviving Company Ordinary Shares that, immediately prior to the Third Effective Time, (a) are owned by Parent or Parent Merger Sub, or any direct or indirect wholly owned Subsidiaries of Parent or Parent Merger Sub, by the Reinvesting Shareholders or the Company, or by Elk Topco, LLC following the contribution of such share pursuant to a Rollover and Support Agreement, or (b) are held in treasury of the Second Surviving Company (such that Second Surviving Company Ordinary Shares, together with the Second Surviving Company Ordinary Shares described in the preceding clause (a), the “Third Merger Excluded Shares”) shall, at the election of Parent, either receive the Total Cash Consideration or automatically be cancelled and shall cease to exist and no consideration or distribution shall be delivered in exchange therefor.

7.8.
At the Third Effective Time, the issued and outstanding ordinary shares, par value $1.00 per share, of Parent Merger Sub issued and outstanding immediately prior to the Third Effective Time shall be converted into one fully paid ordinary share, par value $1.00 per share, of the Third Surviving Company, which shall constitute the only issued ordinary shares in the share capital of the Third Surviving Company immediately following the Third Effective Time.

8.
EQUITY AWARDS; COMPANY ESPP

8.1.
Prior to the First Effective Time, the Company Board (or, if appropriate, any committee thereof administering the Company Stock Plan or the JSOP, as applicable) shall adopt such resolutions as may be required and take all corporate action necessary to effect the following:

(a)
at the First Effective Time, each awarded Ordinary Share subject solely to service-based vesting requirements and not performance-based vesting requirements (each, a “Company Restricted Share”) that is outstanding as of the First Effective Time, whether vested or unvested, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be subject to and treated in accordance with Section 7.1;

(b)
(A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject solely to service-based vesting requirements and not performance-based vesting requirements (including for the avoidance of doubt share units outstanding and subject to the Company Deferred Compensation Plan) (each, a “Company RSU Award”), shall automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company RSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company RSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)), and (C) at the Third Effective Time, each such Company RSU Award (giving effect to clauses (A) and (B)), whether vested or unvested, that is outstanding as of the Third Effective Time, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time;
(c)
(A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject to performance-based vesting requirements (each, a “Company PSU Award”) with respect to which the applicable performance period has been completed shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)) and (C) at the Third Effective Time, each such Company PSU Award (giving effect to clauses (A) and (B)) shall be canceled and be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Second Surviving Company Ordinary Shares subject to such vested, but unsettled, Company PSU Award, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Second Surviving Company Ordinary Shares subject to such vested, but unsettled, Company PSU Award immediately prior to the First Effective Time;

(d)
(A) at the First Effective Time, each Company PSU Award not described in Section 8.1(c) above shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to Clause (A)) and (C) at the Third Effective Time, a portion of each such Company PSU Award (the “Pro-Rata Portion”) equal to the product of the number of Second Surviving Company Ordinary Shares that would have vested assuming actual performance, multiplied by a fraction, the numerator of which is the number of days elapsed in the performance period for such award as of the Third Effective Time and the denominator of which is the total number of days in the performance period for such award (without giving effect to any provision that would provide for accelerated vesting) shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (A) the Third Merger Cash Consideration, multiplied by (B) the Pro-Rata Portion, plus (C) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time, and the remaining portion of such unvested Company PSU Award shall be canceled and forfeited and; provided, however, that, for the purposes of any unvested Special Company PSU Awards, consistent with the Company Stock Plan and award agreement applicable to such Special Company PSU Award, the “Pro-Rata Portion” shall be equal to 100% of the number of Second Surviving Company Ordinary Shares that would have vested assuming the performance underlying such Special Company PSU Award at the greater of (x) target performance and (y) actual performance through a truncated performance period ending immediately prior to the Third Effective Time (as determined in the good faith discretion of the human resources and compensation committee of the Company Board, which determination shall be effective as of the Effective Time). For the avoidance of doubt, any Company PSU Award that does not vest in accordance with this Section 8.1(d) shall terminate without consideration immediately prior to the Third Effective Time;

(e)
if the First Effective Time occurs on or before January 20, 2025 (the “JSOP Vesting Date”), or, if later, the date on which the interests are exchanged under clause 8 of the JSOP (the “JSOP Exchange Date”) then, at the Third Effective Time, the Shares (as defined in the JSOP) shall be canceled and cease to exist, and shall be converted into the aggregate right for the (I) JSOP Party to receive a cash payment in an amount equal to (x) the Total Cash Consideration minus (y) US$205.89, multiplied by the total number of Ordinary Shares held subject to the JSOP and (II) Trustee to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Ordinary Shares comprised in the Trust Interest (as defined in Section 4 of the JSOP);

(f)
if the First Effective Time occurs after the JSOP Vesting Date and the Executive Interest (as defined in the JSOP) vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company shall make a cash payment to Dominic F. Silvester in an amount equal to (A) (x) the total number of Ordinary Shares that would have been delivered in respect of the portion of the Executive Interest that vested on the JSOP Vesting Date (for the avoidance of doubt, taking into account the performance condition set out in the JSOP) if the Market Price on that date had been equal to the Total Cash Consideration minus the total number of Ordinary Shares actually delivered in respect of the Executive Interest on or after the JSOP Vesting Date, multiplied by (y) the Total Cash Consideration, minus (B) any deduction, withholding or other amount required to be accounted to any Tax Authority with respect to income tax, employee social security or similar amounts by the Third Surviving Company or any Subsidiary of the Third Surviving Company in connection with such payment;

(g)
as soon as reasonably practicable following the date hereof and not less than ten (10) Business Days prior to the earlier of (A) the First Effective Time and (B) the JSOP Vesting Date, the Company shall request and use reasonable best efforts to cause the Trustee to, effective at the earlier of (A) the Third Effective Time and (B) immediately following the JSOP Exchange Date, transfer the Ordinary Shares comprised in the Trust Interest (as defined in the JSOP) to the Company for the same consideration paid by the Trustee when it subscribed for its interest in such Ordinary Shares (i.e., US$1 per Ordinary Share), which Ordinary Shares shall be held in treasury of the Company (subject to Section 7.7) or otherwise cancelled without consideration and that the Trustee apply the consideration for such Ordinary Shares to repay, to the fullest extent possible, the loan outstanding between the Trustee and the Company, following which the Company shall write-off the remaining balance of such loan;

(h)
(A) all offering periods under the Company ESPP shall be terminated as of August 31, 2024 (the “Final Exercise Date”); (B) the Company ESPP shall be terminated as of the Final Exercise Date, subject to the Third Closing; and (C) each outstanding right under the Company ESPP on the Final Exercise Date shall be caused to be exercised as of such date for the purchase of Ordinary Shares in accordance with the terms of the ESPP and any outstanding Ordinary Shares obtained through the exercise of such outstanding right shall be treated as set forth in Section 7; and

(i)
make such other changes to the Company Stock Plan, the JSOP and the Company ESPP as the Company and Parent may agree in writing are appropriate to give effect to the First Merger, the Second Merger and the Third Merger.

8.2.
As soon as reasonably practicable after the Third Effective Time (but in no event later than five Business Days following the Third Effective Time), or such time that is otherwise required by applicable Law, Parent shall cause the Third Surviving Company to, and the Third Surviving Company shall, pay the consideration payable pursuant to Section 8.1, net of any applicable withholding Taxes or deductions required under any provision of federal, state, local or foreign Tax Law with respect to the making of such payment, to the Persons entitled to receive such consideration through, the Second Surviving Company’s payroll; provided, however, that to the extent payment within such time or on such date would trigger a Tax or penalty under Section 409A of the Code, the Second Surviving Company shall use commercially reasonable efforts to make such payments on the earliest date that payment would not trigger such Tax or penalty.

9.
SHARES OF DISSENTING HOLDERS

9.1.
At the First Effective Time, all Dissenting Shares that are Shares held by holders of Ordinary Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive the First Merger Consideration (provided that, from and after the Third Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) the Total Cash Consideration) and any holder of such Dissenting Shares shall, in the event that the fair value of such a Dissenting Share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Bermuda Companies Act (the “Appraised Fair Value”) is greater than such foregoing amounts in respect of the Ordinary Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure.

9.2.
At the First Effective Time, all Dissenting Shares that are Shares held by holders of Preferred Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive (i) the preferred shares of New Company Holdco as described in Section 7.3 with respect to Series C Preferred Shares, (ii) the preferred shares of New Company Holdco as described in Section 7.4 with respect to Series D Preferred Shares or (iii) the preferred shares of New Company Holdco as described in Section 7.5 with respect to Series E Preferred Shares (provided that, from and after the Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) (i) the preferred shares of the Third Surviving Company as described in Section 2.9(c) of the Plan of Merger, (ii) the preferred shares of the Third Surviving Company as described in Section 2.9(d) of the Plan of Merger or (iii) the preferred shares of the Third Surviving Company as described in Section 2.9(e) of the Plan of Merger and any holder of such Dissenting Shares shall, in the event that the Appraised Fair Value is greater than such foregoing amounts in respect of the Preferred Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure

9.3.
In the event that a holder effectively withdraws or otherwise waives any right to appraisal or fails to comply with Section 106(6) of the Companies Act (an “Appraisal Withdrawal”), such holder shall have no other rights with respect to such Dissenting Shares other than as contemplated by Section 7.

9.4.
The Company or New Company Holdco, as applicable, shall give Parent (i) prompt written notice of (A) any demands for appraisal of Dissenting Shares which are or Appraisal Withdrawals and any other written instruments, notices, petitions or other communication received by the Company in connection with the foregoing and (B) to the extent that the Company has knowledge thereof, any applications to the Supreme Court of Bermuda for appraisal of the fair value of the Dissenting Shares and (ii) to the extent permitted by applicable Law, the opportunity to participate with the Company or New Company Holdco, as applicable, in any settlement negotiations and proceedings with respect to any demands for appraisal under the Companies Act. The Company and New Company Holdco respectively shall not, without the prior written consent of Parent, voluntarily make any payment with respect to, offer to settle or settle any such demands or applications, or waive any failure to timely deliver a written demand for appraisal or to timely take any other action to exercise appraisal rights in accordance with the Companies Act. Payment of any amount payable to holders of Dissenting Shares in respect of their treatment in the Third Merger after the Third Effective Time in accordance with the terms of this Section 9 or pursuant to applicable Law shall be the obligation of the Third Surviving Company.

10.
MISCELLANEOUS

10.1.
Termination, Amendment and Waiver

(a)
This Agreement shall terminate upon the earliest to occur of: (i) agreement in writing between Parent, Parent Merger Sub and the Company at any time prior to the Third Effective Time; and (ii) automatically upon termination of the Plan of Merger in accordance with its terms. Without prejudice to any liability of any party in respect of any antecedent breach hereof or to any accrued rights of any party hereto (including those which have accrued under the Plan of Merger), if this Agreement is terminated pursuant to this Section then this Agreement shall terminate and there shall be no other liability between Parent and Parent Merger Sub, on the one hand, or the Company, on the other hand.
(b)
The amendment and extension; waiver provisions set out in Section 11.3 of the Plan of Merger shall apply to this Agreement mutatis mutandis.

10.2.
Entire Agreement

Except as set out in the Plan of Merger, this Agreement and any documents referred to in this Agreement constitute the entire agreement between the parties with respect to the subject matter of and the transactions referred to herein and supersede any previous arrangements, understandings and agreements between them relating to such subject matter and transactions.
10.3.
Execution in Counterparts

This Agreement may be executed in counterparts (including by facsimile or electronic mail) each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.
11.
NOTICES

Any notice, request, instruction or other communication under this Agreement shall be in writing and delivered by hand, overnight courier service, facsimile or other electronic transmission:
if to Parent or Parent Merger Sub, to:
Elk Bidco Limited
2100 McKinney Ave Suite 1500
Dallas, TX 75201
Attention:
Joshua Peck
Sixth Street Legal

Email:
[***]

with a copy (which shall not constitute notice) to:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention:
Elizabeth A. Cooper
Katherine Krause

Email:
[***]
[***]

if to the Company, to:
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:
Elizabeth DaSilva

Email:
[***]

with a copies to (which shall not constitute notice) to:
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:
Audrey Taranto

Email:
[***]

and
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:
Krishna Veeraraghavan
Benjamin M. Goodchild

Email:
[***]
[***]

and
Hogan Lovells US LLP
1735 Market Street, 23rd Floor
Philadelphia, PA 19103
Attention:
Bob Juelke

Email:
[***]

12.
GOVERNING LAW AND JURISDICTION

The terms and conditions of this agreement and the rights and obligations of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of Bermuda. The parties to this agreement hereby irrevocably agree that the courts of Bermuda shall have non-exclusive jurisdiction in respect of any dispute, suite, action arbitration or proceedings (“Proceedings”) which may arise out of or in connection with this agreement and waive any objection to Proceedings in courts of Bermuda on the grounds of venue or on the basis that the Proceedings have been brought in an inconvenient forum.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.
EXECUTED for and on behalf of
Elk Bidco Limited
By:
Name:
Title:
EXECUTED for and on behalf of
Elk Merger Sub Limited
By:
Name:
Title:
EXECUTED for and on behalf of
Enstar Group Limited
By:
Name:
Title:

Annex E
Elk Topco Llc
C/O Walkers Corporate (Bermuda) Limited
Park Place, 55 Par-la-Ville Road
Hamilton, Hm11, Bermuda
July 29, 2024
Dominic Silvester
Waterloo House Apartment #4
100 Pitts Bay Road
Hamilton, HM 08, Bermuda
Re:   Rollover and Support Agreement (Dominic Silvester)
To whom it may concern:
This rollover and support agreement, dated as of the date first written above (as amended, restated, modified or supplemented from time to time, and together with all schedules, annexes and exhibits hereto, this “Agreement”) is being entered into by and among Elk Topco, LLC, a Bermuda limited liability company (“Topco”), Elk Evergreen Investments, LLC, a Delaware limited liability company, Elk Cypress Investments, LLC, a Delaware limited liability company, and the Person identified on the signature pages hereto under the heading “Rollover Investor” (the “Rollover Investor”). This Agreement relates to the Agreement and Plan of Merger, dated as of July 29, 2024 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, (i) Company Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned subsidiary of New Company Holdco, (b) New Company Holdco will be merged with and into the Company, with the Company being the surviving company, and (c) Parent Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned Subsidiary of Parent (such mergers, collectively, the “Mergers”). Capitalized or other terms used and not defined herein but defined in the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement.
In consideration of the mutual covenants and conditions as hereinafter set forth, each of the parties hereto hereby agree as follows:
1. Rollover Contribution.
(a)   Certain Definitions.   As used in this Agreement the following terms have the following meanings:
(i)   “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article X thereof, (ii) the Effective Time, or (iii) the mutual written consent of the Company, the Rollover Investor, Parent and Parent Merger Sub.
(ii)   “Ordinary Share” means a voting ordinary share, par value $1.00 per share, of the Company.
(iii)   “Rollover Documents” means, collectively, (A) this Agreement, (B) the Definitive Documents (as defined below), (C) the Accredited Investor Questionnaire attached hereto as Exhibit A (an “Accredited Investor Questionnaire”) (D) if applicable, the Consent of Spouse attached hereto as Exhibit B (the “Consent of Spouse”), and (E) any other document that may be entered into pursuant to this Agreement.
(iv)   “Rollover Shares” means an aggregate number of Ordinary Shares held by the Rollover Investor as of immediately prior to the Rollover Closing that have a total Value equal to $185,000,000.
(v)   “Value” means $185,000,000, calculated (A) with respect to each Rollover Share, based on the price per Ordinary Share payable as Total Cash Consideration under the Merger Agreement and (B) with respect to each Topco Interest, based on the same price per Topco Interest paid by the Equity Investors.
(b)   Rollover Contribution.   Subject to, and conditioned only upon, the satisfaction or waiver of the conditions set forth in Section 1(d), and without any further action on behalf of the Rollover Investor, the Rollover Investor agrees to transfer, contribute and deliver to Topco the Rollover Shares (as such shares may be first converted in the First Merger and in the Second Merger in accordance with the Merger Agreement) (the “Rollover”) in exchange for the issuance (whether directly or indirectly) by Topco to the Rollover Investor of a number of participating non-voting interests of Topco (each, a “Topco Interest”), having an aggregate Value equal to the aggregate Value of the Rollover Shares in accordance with this Agreement, the Merger Agreement and applicable Law. The allocation of the Rollover Shares as among the foregoing consideration shall be determined by Topco in good faith (based upon the relative value of the consideration to be delivered as described in the preceding sentence) and such allocation shall be delivered by Topco to the Rollover Investor within one (1) Business Day prior to Closing. In accordance with Section 2.7(b) of the Merger Agreement, each Ordinary Share held by the Rollover Investor immediately prior to the First Merger shall, by virtue of the First Merger, be converted into the right to receive, per Ordinary Share, a New Ordinary Share of the First Surviving Company, and in accordance with Section 2.8(b) of the Merger Agreement, each such New Ordinary Share shall, by virtue of the Second Merger, be converted into the right to receive, per New Ordinary Share, one Ordinary Share of the Second Surviving Company. The Rollover shall occur, with respect to the Ordinary Shares of the Second Surviving Company held by the Rollover Investor, conditioned upon the Third Closing and as of immediately prior to the Third Effective Time (the “Rollover Closing”). Topco and the Rollover Investor agree to report the Rollover in a manner consistent with such allocation for U.S. federal, state and local income tax purposes.
(c)   No Certificates.   The Rollover Investor acknowledges and agrees that it is not entitled to any certificate representing the issued Topco Interests, unless and to the extent, the Definitive Documents (as defined below) require the issuance of such certificates or, if it permits the issuance, Topco determines to issue certificates in its sole discretion.
(d)   Conditions.
(i)   The obligations of Topco and the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to (A) the satisfaction or waiver by the applicable parties to the Merger Agreement on or prior to the Rollover Closing of all of the conditions to each Closing set forth in Article IX of the Merger Agreement (other than those conditions which by their terms or nature are to be satisfied at such Closing (or following Rollover Closing and prior to such Closing) all of which have been acknowledged to be satisfied immediately following the Rollover Closing) and (B) each party to the Merger Agreement being ready, willing and able to consummate each of the Merger immediately following the Rollover Closing.
(ii)   The obligations of Topco to consummate the transactions contemplated by Section 1(b) are subject to (A) the representations and warranties set forth on Annex A being true and correct (x) as of the date hereof and (y) as of the Rollover Closing and (B) receipt by Topco from the Rollover Investor of complete copies of (x) the Accredited Investor Questionnaire, duly executed by the Rollover Investor, and (y) if applicable, the Consent of Spouse, duly executed by the Rollover Investor’s spouse.
(iii)   The obligations of the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to the representations and warranties set forth on Annex B being true and correct (x) as of the date hereof and (y) as of the Rollover Closing.

(e) Other Matters. The Rollover Investor agrees that the Rollover Shares will be contributed to Topco and/or exchanged for Topco interests, free and clear of all Liens.
2.   Transfer Restrictions; Agreement to Vote Shares.
(a)   Except as otherwise expressly provided by and in accordance with Section 1(b), the Rollover Investor agrees not to directly or indirectly transfer, encumber, gift, pledge, convert, exercise, assign, exchange, grant an option with respect to (or otherwise enter into any derivative or hedging arrangement with respect to), or otherwise dispose (by merger, by testamentary disposition, by operation of law or otherwise) of any of such Rollover Investor’s Shares (as defined below) during the time period between the execution of this Agreement and the Rollover Closing other than pursuant to the transactions contemplated by this Agreement, without the prior written consent of Topco.
(b)   From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Rollover Investor (in their capacity as such) agrees to (x) appear at each such meeting or otherwise cause all of its Shares to be counted as present thereat for purpose of determining a quorum, and (y) be present (in person or by proxy) and, unconditionally and irrevocably, vote, or to direct the holder of record on any applicable record date to vote, all Shares to the fullest extent that such Shares are entitled to vote, or act by written consent:
(i)   in favor of the adoption of the Merger Agreement, and in favor of any other matters expressly contemplated by the Merger Agreement and necessary for the consummation of the Transactions or any other transactions contemplated by the Merger Agreement;
(ii)   against any (A) Acquisition Proposal, other than the Merger, (B) Contract that would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation of the Rollover Investor contained in this Agreement or (2) result in any of the conditions set forth in Article IX of the Merger Agreement not being satisfied on or before the Outside Date, or (C) replacement of existing directors comprising, or appointment of new directors to, the Company Board (except as expressly permitted by Parent); and
(iii)   against any amendment to the Company’s certificate of incorporation or bylaws or other corporate action, Contract or transaction the consummation of which would, or would reasonably be expected, to impede, hinder, interfere with, prevent, delay or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement or that is intended, or would reasonably be expected, to facilitate an Acquisition Proposal, including (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Mergers), and (B) any sale, lease, license or transfer of a material amount of assets of the Company or any reorganization, recapitalization, liquidation or winding up of the Company. Until the Expiration Date, the Rollover Investor shall retain at all times the right to vote the Shares in his sole discretion and without any other limitation on any matters other than those set forth in clauses (i) and (ii) above and this clause (iii), that are at any time or from time to time presented for consideration to the Company’s stockholders generally.
(c)   The Rollover Investor shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.
(d)   The Rollover Investor hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Mergers or any other Transactions that such Rollover Investor may have by virtue of, or with respect to, any Shares.
3.   Certain Closing Arrangements.   The parties shall use reasonable best efforts to negotiate in good faith and execute and deliver to the other, as of the Rollover Closing, the definitive documentation (the “Definitive Documents”), in each case, reflecting the terms set forth on Exhibit C (the “Term Sheet”) and such other customary terms as are not inconsistent with the Term Sheet; provided that, notwithstanding the foregoing, in the event that any Definitive Document is not finalized prior to or as of the Rollover Closing, (i) the parties shall enter into, execute and deliver such document as soon as reasonably practicable thereafter and (ii) the terms and conditions set forth on the Term Sheet shall be binding on the parties until the time that such document is executed and delivered.
4.   Effectiveness and Termination.   This Agreement will become effective immediately upon execution and delivery by each of the parties hereto. If the Merger Agreement is terminated for any reason prior to the Closing, this Agreement will automatically terminate at such time and none of the Rollover Investor, Topco or any of their respective Affiliates or representatives will have any liability or obligation under this Agreement.
5.   Representations and Warranties.
(a)   The Rollover Investor hereby makes the representations and warranties set forth on Annex A.
(b)   Topco hereby makes the representations and warranties set forth on Annex B.
6.   Topco Interests Unregistered.   The Rollover Investor hereby acknowledges and represents that the Rollover Investor has been advised by Topco that:
(a)   The offer and exchange of Topco Interests pursuant to or in connection with this Agreement have not been registered under the Securities Act.
(b)   The Rollover Investor must continue to bear the economic risk of the investment in the Topco Interests unless the offer and sale of such Topco Interests are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available.
(c)   There is no established market for the Topco Interests and it is not anticipated that there will be any public market for the Topco Interests in the foreseeable future.
(d)   A notation shall be made in the appropriate records of Topco indicating that the Topco Interests are subject to restrictions on transfer and, if Topco should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Topco Interests.
7.   Tax Matters.   Unless otherwise determined by the Member, the Company will be treated as an association taxable as a corporation for U.S. federal tax purposes (as well as for any analogous state or local tax purposes) and the Company and the Member shall make any necessary tax elections related thereto.
8.   Entire Agreement.   This Agreement and the other instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
9.   Waiver.   Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
10.   Assignment.   The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and no such assignment shall relieve the party of its obligations under this Agreement.
11.   Binding Effect; No Third Party Beneficiaries.   No provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the parties hereto, except that the Company is an express third party beneficiary under Section 2(b).
12.   Amendment.   Any provision of this Agreement (including the schedules, annexes and exhibits hereto) may be amended or waived prior to the Rollover Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Topco and the Rollover Investor, or in the case of a waiver, by the party against whom the waiver is to be effective.
13.   Specific Performance.   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach. Accordingly, the parties acknowledge and hereby agree that, prior to any termination of this Agreement, in the event of any breach or threatened breach by a party of any of its respective obligations, covenants and agreements under this Agreement, the other party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such party and to specific performance by the other party of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other party under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Each party hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order to prevent or restrain breaches or threatened breaches of this Agreement by the other party and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements. Each party further agrees that by seeking the remedies provided for in this Section 14, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement.
14.   Survival of Representations and Warranties.   All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
15.   Further Assurances.   Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.
16.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Rollover Investor hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares (and that this Agreement places limits on the voting and transfer of such Shares). The Rollover Investor hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Shares on the books of the Company in violation of this Agreement.
17.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.
18.   Miscellaneous.   Each of Sections 11.6 (Counterparts; Effectiveness) and 11.5 (Governing Law; Venue; Waiver of Jury Trial) of the Merger Agreement is incorporated herein by reference mutatis mutandis.
[Remainder of page intentionally left blank]

Very truly yours,
ELK TOPCO, LLC
By: Elk Holdings, LLC, its sole member
By:
Elk Insurance Holdings, LLC, its managing member

By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Managing Member

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ROLLOVER INVESTOR
/s/ Dominic Silvester

Dominic Silvester
[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ELK EVERGREEN INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

ELK CYPRESS INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

[Rollover Agreement Signature Page]

Annex F
Elk Topco LLC
C/O WALKERS CORPORATE (BERMUDA) LIMITED
PARK PLACE, 55 PAR-LA-VILLE ROAD
HAMILTON, HM11, BERMUDA
July 29, 2024
Steven D. Arnold
1001 Fannin Street, Suite 1250
Houston, TX 77002
Re:   Rollover and Support Agreement (Steven D. Arnold)
To whom it may concern:
This rollover and support agreement, dated as of the date first written above (as amended, restated, modified or supplemented from time to time, and together with all schedules, annexes and exhibits hereto, this “Agreement”) is being entered into by and among Elk Topco, LLC, a Bermuda limited liability company (“Topco”), J.C. Flowers & Co. LLC, a Delaware limited liability company (“JCF”), Elk Evergreen Investments, LLC, a Delaware limited liability company, Elk Cypress Investments, LLC, a Delaware limited liability company and the Person identified on the signature pages hereto under the heading “Rollover Investor” (the “Rollover Investor”). This Agreement relates to the Agreement and Plan of Merger, dated as of July 29, 2024 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, (i) Company Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned subsidiary of New Company Holdco, (b) New Company Holdco will be merged with and into the Company, with the Company being the surviving company, and (c) Parent Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned Subsidiary of Parent (such mergers, collectively, the “Mergers”). Capitalized or other terms used and not defined herein but defined in the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement.
In consideration of the mutual covenants and conditions as hereinafter set forth, each of the parties hereto hereby agree as follows:
1.   Rollover Contribution.
(a)   Certain Definitions.   As used in this Agreement the following terms have the following meanings:
(i)   “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article X thereof, (ii) the Effective Time, (iii) the termination of that certain Equity Commitment Letter, dated as of July 29, 2024, by and among J.C. Flowers V L.P., Topco and Elk Parent Limited in accordance with its terms, or (iv) the mutual written consent of the Company, JCF, the Rollover Investor, Parent and Parent Merger Sub.
(ii)   “Ordinary Share” means a voting ordinary share, par value $1.00 per share, of the Company.
(iii)   “Rollover Documents” means, collectively, (A) this Agreement, (B) the Definitive Documents (as defined below), (C) the Accredited Investor Questionnaire attached hereto as

Exhibit A (an “Accredited Investor Questionnaire”), (D) if applicable, the Consent of Spouse attached hereto as Exhibit B (the “Consent of Spouse”), and (E) any other document that may be entered pursuant to this Agreement.
(iv)   “Rollover Shares” means the all of the Shares (as defined below) held by the Rollover Investor.
(v)   “Value” means a dollar amount, calculated (A) with respect to each Rollover Share, based on the price per Ordinary Share payable as Total Cash Consideration under the Merger Agreement and (B) with respect to each Topco Interest, based on the same price per Topco Interest paid by the Equity Investors.
(b)   Rollover Contribution.   Subject to, and conditioned only upon, the satisfaction or waiver of the conditions set forth in Section 1(d), and without any further action on behalf of the Rollover Investor, the Rollover Investor hereby agrees to transfer, contribute and deliver to Topco the Rollover Shares (as such shares may be first converted in the First Merger and in the Second Merger in accordance with the Merger Agreement) (the “Rollover”) in exchange for the issuance (whether directly or indirectly) by Topco to the Rollover Investor (or to the JCF Aggregator on behalf of the Rollover Investor) of a number of non-voting interests of Topco (each, a “Topco Interest”), having an aggregate Value equal to the aggregate Value of the Rollover Shares in accordance with this Agreement, the Merger Agreement and applicable Law. In accordance with Section 2.7(b) of the Merger Agreement, each Ordinary Share held by the Rollover Investor immediately prior to the First Merger shall, by virtue of the First Merger, be converted into the right to receive, per Ordinary Share, a New Ordinary Share of the First Surviving Company, and in accordance with Section 2.8(b) of the Merger Agreement, each such New Ordinary Share shall, by virtue of the Second Merger, be converted into the right to receive, per New Ordinary Share, one Ordinary Share of the Second Surviving Company. The Rollover shall occur, with respect to the Ordinary Shares of the Second Surviving Company held by the Rollover Investor, conditioned upon the Third Closing and as of immediately prior to the Third Effective Time (the “Rollover Closing”).
(c)   No Certificates.   The Rollover Investor acknowledges and agrees that he, she or it, as applicable, is not entitled to any certificate representing the issued Topco Interests, unless and to the extent, the Definitive Documents (as defined below) require the issuance of such certificates or, if it permits the issuance, Topco determines to issue certificates in its sole discretion.
(d)   Conditions.
(i)   The obligations of Topco and the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to (A) the satisfaction or waiver by the applicable parties to the Merger Agreement on or prior to the Rollover Closing of all of the conditions to each Closing set forth in Article IX of the Merger Agreement (other than those conditions which by their terms or nature are to be satisfied at such Closing (or following Rollover Closing and prior to such Closing) all of which have been acknowledged to be satisfied immediately following the Rollover Closing) and (B) each party to the Merger Agreement being ready, willing and able to consummate the each of the Mergers immediately following the Rollover Closing.
(ii)   The obligations of Topco to consummate the transactions contemplated by Section 1(b) are subject to (A) the representations and warranties set forth on Annex A being true and correct (x) as of the date hereof and (y) as of the Rollover Closing and (B) receipt by Topco from the Rollover Investor of complete copies of (x) the Accredited Investor Questionnaire, duly executed by the Rollover Investor, and (y) if applicable, the Consent of Spouse, duly executed by the Rollover Investor’s spouse.
(iii)   The obligations of the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to the representations and warranties set forth on Annex B being true and correct (x) as of the date hereof and (y) as of the Rollover Closing.
(e)   Other Matters.   The Rollover Investor agrees that the Rollover Shares will be contributed to Topco and/or exchanged for Topco interests, free and clear of all Liens.

2.   Transfer Restrictions; Agreement to Vote Shares.
(a)   Except as otherwise expressly provided by and in accordance with Section 1(b), the Rollover Investor agrees not to directly or indirectly transfer, encumber, gift, pledge, convert, exercise, assign, exchange, grant an option with respect to (or otherwise enter into any derivative or hedging arrangement with respect to), or otherwise dispose of (by merger, by testamentary disposition, by operation of law or otherwise) (“Transfer”) any of the Rollover Shares during the time period between the execution of this Agreement and the Rollover Closing other than pursuant to the transactions contemplated by this Agreement, without the prior written consent of Topco; provided, that, (x) until the Company Shareholders Meeting, the Rollover Investor shall only Transfer Shares (other than Rollover Shares) for tax reasons or to satisfy fiduciary or other similar obligations and (y) thereafter shall be permitted to Transfer any Shares that do not constitute Rollover Shares.
(b)   From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Rollover Investor (in its capacity as such) agrees to (x) appear at each such meeting or otherwise cause all of its Shares to be counted as present thereat for purpose of determining a quorum, and (y) be present (in person or by proxy) and, unconditionally and irrevocably, vote, or to direct the holder of record on any applicable record date to vote, all Shares to the fullest extent that such Shares are entitled to vote, or act by written consent:
(i)   in favor of the adoption of the Merger Agreement, and in favor of any other matters expressly contemplated by the Merger Agreement and necessary for the consummation of the Transactions or any other transactions contemplated by the Merger Agreement;
(ii)   against any (A) Acquisition Proposal, other than the Mergers, (B) Contract that would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation of the Rollover Investor contained in this Agreement or (2) result in any of the conditions set forth in Article IX of the Merger Agreement not being satisfied on or before the Outside Date, or (C) replacement of existing directors comprising, or appointment of new directors to, the Company Board (except as expressly permitted by Parent); and
(iii)   against any amendment to the Company’s certificate of incorporation or bylaws or other corporate action, Contract or transaction the consummation of which would, or would reasonably be expected, to impede, hinder, interfere with, prevent, delay or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement or that is intended, or would reasonably be expected, to facilitate an Acquisition Proposal, including (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Mergers), and (B) any sale, lease, license or transfer of a material amount of assets of the Company or any reorganization, recapitalization, liquidation or winding up of the Company.
Until the Expiration Date, the Rollover Investor shall retain at all times the right to vote the Rollover Shares in his, her or its sole discretion and without any other limitation on any matters other than those set forth in clauses (i) and (ii) above and this clause (iii), that are at any time or from time to time presented for consideration to the Company’s stockholders generally.
(c)   The Rollover Investor shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.
(d)   The Rollover Investor hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Mergers or any other Transactions that the Rollover Investor may have by virtue of, or with respect to, any Shares.
3.   Certain Closing Arrangements.   The parties hereto acknowledge and agree that: (a) in connection with the Rollover Closing, JCF will form an investment vehicle (or similar vehicle) which shall be controlled, managed and/or advised by JCF or its Affiliates (the “JCF Aggregator”) to facilitate the Rollover Investor’s indirect investment in Topco or any of its subsidiaries, (b) prior to the Rollover Closing, Topco will assign its rights under Section 1(b) to receive the Rollover Shares to the JCF Aggregator, and (c) immediately following receipt of the Rollover Shares, JCF shall cause that the JCF Aggregator to transfer, contribute and deliver to Topco the Rollover Shares in exchange for the Topco Interest in accordance with Section 1(b) mutatis mutandis.
4.   Effectiveness and Termination.   This Agreement will become effective immediately upon execution and delivery by each of the parties hereto. This Agreement will terminate on the Expiration Date if the Expiration Date (except if the Expiration Date occurs pursuant to clause (ii) of the definition thereof) and after such time none of the Rollover Investor, JCF, Topco or any of their respective Affiliates or representatives will have any liability or obligation under this Agreement.
5.   Representations and Warranties.
(a)   The Rollover Investor hereby makes the representations and warranties set forth on Annex A.
(b)   Topco hereby makes the representations and warranties set forth on Annex B.
6.   Topco Interests Unregistered.   The Rollover Investor hereby acknowledges and represents that the Rollover Investor has been advised by Topco that:
(a)   The offer and exchange of Topco Interests pursuant to or in connection with this Agreement have not been registered under the Securities Act.
(b)   The Rollover Investor must continue to bear the economic risk of the investment in the Topco Interests unless the offer and sale of such Topco Interests are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available.
(c)   There is no established market for the Topco Interests and it is not anticipated that there will be any public market for the Topco Interests in the foreseeable future.
(d)   A notation shall be made in the appropriate records of Topco indicating that the Topco Interests are subject to restrictions on Transfer and, if Topco should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Topco Interests.
7.   Tax Treatment.   The parties agree to treat, for U.S. federal income tax purposes, the Rollover as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case unless otherwise required by applicable law.
8.   Tax Withholding.   Purchaser, Topco and the Paying Agent shall be entitled to deduct and withhold (without duplication) from any cash consideration payable to the Rollover Investor pursuant to the Merger Agreement such amounts required to be deducted or withheld in connection with the Rollover under applicable Law. To the extent any amounts are deducted and withheld and paid over to the appropriate Tax Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Rollover Investor in respect of which such deduction and withholding was made.
9.   Entire Agreement.   This Agreement and the other instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
10.   Waiver.   Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
11.   Assignment.   The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and no such assignment shall relieve the party of its obligations under this Agreement.

12.   Binding Effect; No Third Party Beneficiaries.   No provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the parties hereto, except that the Company is an express third party beneficiary under Section 2(b).
13.   Amendment.   Any provision of this Agreement (including the schedules, annexes and exhibits hereto) may be amended or waived prior to the Rollover Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Topco and the Rollover Investor, or in the case of a waiver, by the party against whom the waiver is to be effective.
14.   Specific Performance.   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach.
Accordingly, the parties acknowledge and hereby agree that, prior to any termination of this Agreement, in the event of any breach or threatened breach by a party of any of its respective obligations, covenants and agreements under this Agreement, the other party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such party and to specific performance by the other party of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other party under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Each party hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order to prevent or restrain breaches or threatened breaches of this Agreement by the other party and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements. Each party further agrees that by seeking the remedies provided for in this Section 14, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement.
15.   Survival of Representations and Warranties.   All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
16.   Further Assurances.   Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.
17.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Rollover Investor hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Rollover Shares (and that this Agreement places limits on the voting and transfer of such Shares). The Rollover Investor hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Rollover Shares on the books of the Company in violation of this Agreement.
18.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.
19.   Miscellaneous.   Each of Sections 11.6 (Counterparts; Effectiveness) and 11.5 (Governing Law; Venue; Waiver of Jury Trial) of the Merger Agreement is incorporated herein by reference mutatis mutandis.
[Remainder of page intentionally left blank]

Very truly yours,
ELK TOPCO, LLC
By:
Elk Holdings, LLC, its sole member

By:
Elk Insurance Holdings, LLC, its managing member

By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Managing Member

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ROLLOVER INVESTOR
/s/ Steven D. Arnold

Steven D. Arnold
J.C. Flowers & Co. LLC
By:
/s/ Sally Rocker

Name:
Sally Rocker

Title:
Managing Director

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ELK EVERGREEN INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

ELK CYPRESS INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

[Rollover Agreement Signature Page]

Annex G
Elk Topco LLC
C/O WALKERS CORPORATE (BERMUDA) LIMITED
PARK PLACE, 55 PAR-LA-VILLE ROAD
HAMILTON, HM11, BERMUDA
July 29, 2024
J. Christopher Flowers
c/o J.C. Flowers & Co. LLC
767 Fifth Ave, 23rd Floor
New York, NY 10153
Re:   Rollover and Support Agreement (J. Christopher Flowers)
To whom it may concern:
This rollover and support agreement, dated as of the date first written above (as amended, restated, modified or supplemented from time to time, and together with all schedules, annexes and exhibits hereto, this “Agreement”) is being entered into by and among Elk Topco, LLC, a Bermuda limited liability company (“Topco”), J.C. Flowers & Co. LLC, a Delaware limited liability company (“JCF”), Elk Evergreen Investments, LLC, a Delaware limited liability company, Elk Cypress Investments, LLC, a Delaware limited liability company and the Person identified on the signature pages hereto under the heading “Rollover Investor” (the “Rollover Investor”). This Agreement relates to the Agreement and Plan of Merger, dated as of July 29, 2024 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, (i) Company Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned subsidiary of New Company Holdco, (b) New Company Holdco will be merged with and into the Company, with the Company being the surviving company, and (c) Parent Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned Subsidiary of Parent (such mergers, collectively, the “Mergers”). Capitalized or other terms used and not defined herein but defined in the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement.
In consideration of the mutual covenants and conditions as hereinafter set forth, each of the parties hereto hereby agree as follows:
1.    Rollover Contribution.
(a)   Certain Definitions.   As used in this Agreement the following terms have the following meanings:
(i)   “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article X thereof, (ii) the Effective Time, (iii) the termination of that certain Equity Commitment Letter, dated as of July 29, 2024, by and among J.C. Flowers V L.P., Topco and Elk Parent Limited in accordance with its terms, or (iv) the mutual written consent of the Company, JCF, the Rollover Investor, Parent and Parent Merger Sub.
(ii)   “Ordinary Share” means a voting ordinary share, par value $1.00 per share, of the Company.

(iii)   “Rollover Documents” means, collectively, (A) this Agreement, (B) the Definitive Documents (as defined below), (C) the Accredited Investor Questionnaire attached hereto as Exhibit A (an “Accredited Investor Questionnaire”), (D) if applicable, the Consent of Spouse attached hereto as Exhibit B (the “Consent of Spouse”), and (E) any other document that may be entered pursuant to this Agreement.
(iv)   “Rollover Shares” means the all of the Shares (as defined below) held by the Rollover Investor.
(v)   “Value” means a dollar amount, calculated (A) with respect to each Rollover Share, based on the price per Ordinary Share payable as Total Cash Consideration under the Merger Agreement and (B) with respect to each Topco Interest, based on the same price per Topco Interest paid by the Equity Investors.
(b)   Rollover Contribution.   Subject to, and conditioned only upon, the satisfaction or waiver of the conditions set forth in Section 1(d), and without any further action on behalf of the Rollover Investor, the Rollover Investor hereby agrees to transfer, contribute and deliver to Topco the Rollover Shares (as such shares may be first converted in the First Merger and in the Second Merger in accordance with the Merger Agreement) (the “Rollover”) in exchange for the issuance (whether directly or indirectly) by Topco to the Rollover Investor (or to the JCF Aggregator on behalf of the Rollover Investor) of a number of non-voting interests of Topco (each, a “Topco Interest”), having an aggregate Value equal to the aggregate Value of the Rollover Shares in accordance with this Agreement, the Merger Agreement and applicable Law. In accordance with Section 2.7(b) of the Merger Agreement, each Ordinary Share held by the Rollover Investor immediately prior to the First Merger shall, by virtue of the First Merger, be converted into the right to receive, per Ordinary Share, a New Ordinary Share of the First Surviving Company, and in accordance with Section 2.8(b) of the Merger Agreement, each such New Ordinary Share shall, by virtue of the Second Merger, be converted into the right to receive, per New Ordinary Share, one Ordinary Share of the Second Surviving Company. The Rollover shall occur, with respect to the Ordinary Shares of the Second Surviving Company held by the Rollover Investor, conditioned upon the Third Closing and as of immediately prior to the Third Effective Time (the “Rollover Closing”).
(c)   No Certificates.   The Rollover Investor acknowledges and agrees that he, she or it, as applicable, is not entitled to any certificate representing the issued Topco Interests, unless and to the extent, the Definitive Documents (as defined below) require the issuance of such certificates or, if it permits the issuance, Topco determines to issue certificates in its sole discretion.
(d)   Conditions.
(i)   The obligations of Topco and the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to (A) the satisfaction or waiver by the applicable parties to the Merger Agreement on or prior to the Rollover Closing of all of the conditions to each Closing set forth in Article IX of the Merger Agreement (other than those conditions which by their terms or nature are to be satisfied at such Closing (or following Rollover Closing and prior to such Closing) all of which have been acknowledged to be satisfied immediately following the Rollover Closing) and (B) each party to the Merger Agreement being ready, willing and able to consummate the each of the Mergers immediately following the Rollover Closing.
(ii)   The obligations of Topco to consummate the transactions contemplated by Section 1(b) are subject to (A) the representations and warranties set forth on Annex A being true and correct (x) as of the date hereof and (y) as of the Rollover Closing and (B) receipt by Topco from the Rollover Investor of complete copies of (x) the Accredited Investor Questionnaire, duly executed by the Rollover Investor, and (y) if applicable, the Consent of Spouse, duly executed by the Rollover Investor’s spouse.
(iii)   The obligations of the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to the representations and warranties set forth on Annex B being true and correct (x) as of the date hereof and (y) as of the Rollover Closing.

(e)   Other Matters.   The Rollover Investor agrees that the Rollover Shares will be contributed to Topco and/or exchanged for Topco interests, free and clear of all Liens.
2.   Transfer Restrictions; Agreement to Vote Shares.
(a)   Except as otherwise expressly provided by and in accordance with Section 1(b), the Rollover Investor agrees not to directly or indirectly transfer, encumber, gift, pledge, convert, exercise, assign, exchange, grant an option with respect to (or otherwise enter into any derivative or hedging arrangement with respect to), or otherwise dispose of (by merger, by testamentary disposition, by operation of law or otherwise) (“Transfer”) any of the Rollover Shares during the time period between the execution of this Agreement and the Rollover Closing other than pursuant to the transactions contemplated by this Agreement, without the prior written consent of Topco; provided, that, (x) until the Company Shareholders Meeting, the Rollover Investor shall only Transfer Shares (other than Rollover Shares) for tax reasons or to satisfy fiduciary or other similar obligations and (y) thereafter shall be permitted to Transfer any Shares that do not constitute Rollover Shares.
(b)   From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Rollover Investor (in its capacity as such) agrees to (x) appear at each such meeting or otherwise cause all of its Shares to be counted as present thereat for purpose of determining a quorum, and (y) be present (in person or by proxy) and, unconditionally and irrevocably, vote, or to direct the holder of record on any applicable record date to vote, all Shares to the fullest extent that such Shares are entitled to vote, or act by written consent:
(i)   in favor of the adoption of the Merger Agreement, and in favor of any other matters expressly contemplated by the Merger Agreement and necessary for the consummation of the Transactions or any other transactions contemplated by the Merger Agreement;
(ii)   against any (A) Acquisition Proposal, other than the Mergers, (B) Contract that would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation of the Rollover Investor contained in this Agreement or (2) result in any of the conditions set forth in Article IX of the Merger Agreement not being satisfied on or before the Outside Date, or (C) replacement of existing directors comprising, or appointment of new directors to, the Company Board (except as expressly permitted by Parent); and
(iii)   against any amendment to the Company’s certificate of incorporation or bylaws or other corporate action, Contract or transaction the consummation of which would, or would reasonably be expected, to impede, hinder, interfere with, prevent, delay or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement or that is intended, or would reasonably be expected, to facilitate an Acquisition Proposal, including (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Mergers), and (B) any sale, lease, license or transfer of a material amount of assets of the Company or any reorganization, recapitalization, liquidation or winding up of the Company.
Until the Expiration Date, the Rollover Investor shall retain at all times the right to vote the Rollover Shares in his, her or its sole discretion and without any other limitation on any matters other than those set forth in clauses (i) and (ii) above and this clause (iii), that are at any time or from time to time presented for consideration to the Company’s stockholders generally.
(c)   The Rollover Investor shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.
(d)   The Rollover Investor hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Mergers or any other Transactions that the Rollover Investor may have by virtue of, or with respect to, any Shares.
3.   Certain Closing Arrangements.   The parties hereto acknowledge and agree that: (a) in connection with the Rollover Closing, JCF will form an investment vehicle (or similar vehicle) which shall be controlled, managed and/or advised by JCF or its Affiliates (the “JCF Aggregator”) to facilitate the Rollover Investor’s indirect investment in Topco or any of its subsidiaries, (b) prior to the Rollover Closing, Topco will assign its rights under Section 1(b) to receive the Rollover Shares to the JCF Aggregator, and (c) immediately following receipt of the Rollover Shares, JCF shall cause that the JCF Aggregator to transfer, contribute and deliver to Topco the Rollover Shares in exchange for the Topco Interest in accordance with Section 1(b) mutatis mutandis.
4.   Effectiveness and Termination.   This Agreement will become effective immediately upon execution and delivery by each of the parties hereto. This Agreement will terminate on the Expiration Date if the Expiration Date (except if the Expiration Date occurs pursuant to clause (ii) of the definition thereof) and after such time none of the Rollover Investor, JCF, Topco or any of their respective Affiliates or representatives will have any liability or obligation under this Agreement.
5.   Representations and Warranties.
(a)   The Rollover Investor hereby makes the representations and warranties set forth on Annex A.
(b)   Topco hereby makes the representations and warranties set forth on Annex B.
6.   Topco Interests Unregistered.   The Rollover Investor hereby acknowledges and represents that the Rollover Investor has been advised by Topco that:
(a)   The offer and exchange of Topco Interests pursuant to or in connection with this Agreement have not been registered under the Securities Act.
(b)   The Rollover Investor must continue to bear the economic risk of the investment in the Topco Interests unless the offer and sale of such Topco Interests are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available.
(c)   There is no established market for the Topco Interests and it is not anticipated that there will be any public market for the Topco Interests in the foreseeable future.
(d)   A notation shall be made in the appropriate records of Topco indicating that the Topco Interests are subject to restrictions on Transfer and, if Topco should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Topco Interests.
7.   Tax Treatment.   The parties agree to treat, for U.S. federal income tax purposes, the Rollover as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case unless otherwise required by applicable law.
8.   Tax Withholding.   Purchaser, Topco and the Paying Agent shall be entitled to deduct and withhold (without duplication) from any cash consideration payable to the Rollover Investor pursuant to the Merger Agreement such amounts required to be deducted or withheld in connection with the Rollover under applicable Law. To the extent any amounts are deducted and withheld and paid over to the appropriate Tax Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Rollover Investor in respect of which such deduction and withholding was made.
9.   Entire Agreement.   This Agreement and the other instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
10.   Waiver.   Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

11.   Assignment.   The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and no such assignment shall relieve the party of its obligations under this Agreement.
12.   Binding Effect; No Third Party Beneficiaries.   No provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the parties hereto, except that the Company is an express third party beneficiary under Section 2(b).
13.   Amendment.   Any provision of this Agreement (including the schedules, annexes and exhibits hereto) may be amended or waived prior to the Rollover Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Topco and the Rollover Investor, or in the case of a waiver, by the party against whom the waiver is to be effective.
14.   Specific Performance.   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach.
Accordingly, the parties acknowledge and hereby agree that, prior to any termination of this Agreement, in the event of any breach or threatened breach by a party of any of its respective obligations, covenants and agreements under this Agreement, the other party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such party and to specific performance by the other party of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other party under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Each party hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order to prevent or restrain breaches or threatened breaches of this Agreement by the other party and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements. Each party further agrees that by seeking the remedies provided for in this Section 14, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement.
15.   Survival of Representations and Warranties.   All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
16.   Further Assurances.   Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.
17.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Rollover Investor hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Rollover Shares (and that this Agreement places limits on the voting and transfer of such Shares). The Rollover Investor hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Rollover Shares on the books of the Company in violation of this Agreement.
18.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.

19.   Miscellaneous.   Each of Sections 11.6 (Counterparts; Effectiveness) and 11.5 (Governing Law; Venue; Waiver of Jury Trial) of the Merger Agreement is incorporated herein by reference mutatis mutandis.
[Remainder of page intentionally left blank]

Very truly yours,
ELK TOPCO, LLC
By:
Elk Holdings, LLC, its sole member

By:
Elk Insurance Holdings, LLC, its managing member

By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Managing Member

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ROLLOVER INVESTOR
/s/ J. Christopher Flowers

J. Christopher Flowers
J.C. Flowers & Co. LLC
By:
/s/ Sally Rocker

Name:
Sally Rocker

Title:
Managing Director

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ELK EVERGREEN INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

ELK CYPRESS INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

[Rollover Agreement Signature Page]

Annex H
Elk Topco LLC
C/O WALKERS CORPORATE (BERMUDA) LIMITED
PARK PLACE, 55 PAR-LA-VILLE ROAD
HAMILTON, HM11, BERMUDA
July 29, 2024
Frazer Holdings LP
300 Water Street, Suite 200
Montgomery, AL 36104
Re:   Rollover and Support Agreement (Frazer Holdings LP)
To whom it may concern:
This rollover and support agreement, dated as of the date first written above (as amended, restated, modified or supplemented from time to time, and together with all schedules, annexes and exhibits hereto, this “Agreement”) is being entered into by and among Elk Topco, LLC, a Bermuda limited liability company (“Topco”), J.C. Flowers & Co. LLC, a Delaware limited liability company (“JCF”), Elk Evergreen Investments, LLC, a Delaware limited liability company, Elk Cypress Investments, LLC, a Delaware limited liability company and the Person identified on the signature pages hereto under the heading “Rollover Investor” (the “Rollover Investor”). This Agreement relates to the Agreement and Plan of Merger, dated as of July 29, 2024 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, (i) Company Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned subsidiary of New Company Holdco, (b) New Company Holdco will be merged with and into the Company, with the Company being the surviving company, and (c) Parent Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned Subsidiary of Parent (such mergers, collectively, the “Mergers”). Capitalized or other terms used and not defined herein but defined in the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement.
In consideration of the mutual covenants and conditions as hereinafter set forth, each of the parties hereto hereby agree as follows:
1.   Rollover Contribution.
(a)   Certain Definitions.   As used in this Agreement the following terms have the following meanings:
(i)   “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article X thereof, (ii) the Effective Time, (iii) the termination of that certain Equity Commitment Letter, dated as of July 29, 2024, by and among J.C. Flowers V L.P., Topco and Elk Parent Limited in accordance with its terms, or (iv) the mutual written consent of the Company, JCF, the Rollover Investor, Parent and Parent Merger Sub.
(ii)   “Ordinary Share” means a voting ordinary share, par value $1.00 per share, of the Company.
(iii)   “Rollover Documents” means, collectively, (A) this Agreement, (B) the Definitive Documents (as defined below), (C) the Accredited Investor Questionnaire attached hereto as

Exhibit A (an “Accredited Investor Questionnaire”), (D) if applicable, the Consent of Spouse attached hereto as Exhibit B (the “Consent of Spouse”), and (E) any other document that may be entered pursuant to this Agreement.
(iv)   “Rollover Shares” means the aggregate number of Ordinary Shares held by the Rollover Investor as of immediately prior to the Rollover Closing that have a total Value equal to $27,000,000.
(v)   “Value” means $27,000,000, calculated (A) with respect to each Rollover Share, based on the price per Ordinary Share payable as Total Cash Consideration under the Merger Agreement and (B) with respect to each Topco Interest, based on the same price per Topco Interest paid by the Equity Investors.
(b)   Rollover Contribution.   Subject to, and conditioned only upon, the satisfaction or waiver of the conditions set forth in Section 1(d), and without any further action on behalf of the Rollover Investor, the Rollover Investor hereby agrees to transfer, contribute and deliver to Topco the Rollover Shares (as such shares may be first converted in the First Merger and in the Second Merger in accordance with the Merger Agreement) (the “Rollover”) in exchange for the issuance (whether directly or indirectly) by Topco to the Rollover Investor (or to the JCF Aggregator on behalf of the Rollover Investor) of a number of non-voting interests of Topco (each, a “Topco Interest”), having an aggregate Value equal to the aggregate Value of the Rollover Shares in accordance with this Agreement, the Merger Agreement and applicable Law. In accordance with Section 2.7(b) of the Merger Agreement, each Ordinary Share held by the Rollover Investor immediately prior to the First Merger shall, by virtue of the First Merger, be converted into the right to receive, per Ordinary Share, a New Ordinary Share of the First Surviving Company, and in accordance with Section 2.8(b) of the Merger Agreement, each such New Ordinary Share shall, by virtue of the Second Merger, be converted into the right to receive, per New Ordinary Share, one Ordinary Share of the Second Surviving Company. The Rollover shall occur, with respect to the Ordinary Shares of the Second Surviving Company held by the Rollover Investor, conditioned upon the Third Closing and as of immediately prior to the Third Effective Time (the “Rollover Closing”).
(c)   No Certificates.   The Rollover Investor acknowledges and agrees that he, she or it, as applicable, is not entitled to any certificate representing the issued Topco Interests, unless and to the extent, the Definitive Documents (as defined below) require the issuance of such certificates or, if it permits the issuance, Topco determines to issue certificates in its sole discretion.
(d)   Conditions.
(i)   The obligations of Topco and the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to (A) the satisfaction or waiver by the applicable parties to the Merger Agreement on or prior to the Rollover Closing of all of the conditions to each Closing set forth in Article IX of the Merger Agreement (other than those conditions which by their terms or nature are to be satisfied at such Closing (or following Rollover Closing and prior to such Closing) all of which have been acknowledged to be satisfied immediately following the Rollover Closing) and (B) each party to the Merger Agreement being ready, willing and able to consummate the each of the Mergers immediately following the Rollover Closing.
(ii)   The obligations of Topco to consummate the transactions contemplated by Section 1(b) are subject to (A) the representations and warranties set forth on Annex A being true and correct (x) as of the date hereof and (y) as of the Rollover Closing and (B) receipt by Topco from the Rollover Investor of complete copies of (x) the Accredited Investor Questionnaire, duly executed by the Rollover Investor, and (y) if applicable, the Consent of Spouse, duly executed by the Rollover Investor’s spouse.
(iii)   The obligations of the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to the representations and warranties set forth on Annex B being true and correct (x) as of the date hereof and (y) as of the Rollover Closing.
(e)   Other Matters.   The Rollover Investor agrees that the Rollover Shares will be contributed to Topco and/or exchanged for Topco interests, free and clear of all Liens.

2.   Transfer Restrictions; Agreement to Vote Shares.
(a)   Except as otherwise expressly provided by and in accordance with Section 1(b), the Rollover Investor agrees not to directly or indirectly transfer, encumber, gift, pledge, convert, exercise, assign, exchange, grant an option with respect to (or otherwise enter into any derivative or hedging arrangement with respect to), or otherwise dispose of (by merger, by testamentary disposition, by operation of law or otherwise) (“Transfer”) any of the Rollover Shares during the time period between the execution of this Agreement and the Rollover Closing other than pursuant to the transactions contemplated by this Agreement, without the prior written consent of Topco; provided, that, (x) until the Company Shareholders Meeting, the Rollover Investor shall only Transfer Shares (other than Rollover Shares) for tax reasons or to satisfy fiduciary or other similar obligations and (y) thereafter shall be permitted to Transfer any Shares that do not constitute Rollover Shares.
(b)   From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Rollover Investor (in its capacity as such) agrees to (x) appear at each such meeting or otherwise cause all of its Shares to be counted as present thereat for purpose of determining a quorum, and (y) be present (in person or by proxy) and, unconditionally and irrevocably, vote, or to direct the holder of record on any applicable record date to vote, all Shares to the fullest extent that such Shares are entitled to vote, or act by written consent:
(i)   in favor of the adoption of the Merger Agreement, and in favor of any other matters expressly contemplated by the Merger Agreement and necessary for the consummation of the Transactions or any other transactions contemplated by the Merger Agreement;
(ii)   against any (A) Acquisition Proposal, other than the Mergers, (B) Contract that would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation of the Rollover Investor contained in this Agreement or (2) result in any of the conditions set forth in Article IX of the Merger Agreement not being satisfied on or before the Outside Date, or (C) replacement of existing directors comprising, or appointment of new directors to, the Company Board (except as expressly permitted by Parent); and
(iii)   against any amendment to the Company’s certificate of incorporation or bylaws or other corporate action, Contract or transaction the consummation of which would, or would reasonably be expected, to impede, hinder, interfere with, prevent, delay or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement or that is intended, or would reasonably be expected, to facilitate an Acquisition Proposal, including (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Mergers), and (B) any sale, lease, license or transfer of a material amount of assets of the Company or any reorganization, recapitalization, liquidation or winding up of the Company.
Until the Expiration Date, the Rollover Investor shall retain at all times the right to vote the Rollover Shares in his, her or its sole discretion and without any other limitation on any matters other than those set forth in clauses (i) and (ii) above and this clause (iii), that are at any time or from time to time presented for consideration to the Company’s stockholders generally.
(c)   The Rollover Investor shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.
(d)   The Rollover Investor hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Mergers or any other Transactions that the Rollover Investor may have by virtue of, or with respect to, any Shares.
3.   Certain Closing Arrangements.   The parties hereto acknowledge and agree that: (a) in connection with the Rollover Closing, JCF will form an investment vehicle (or similar vehicle) which shall be controlled, managed and/or advised by JCF or its Affiliates (the “JCF Aggregator”) to facilitate the Rollover Investor’s indirect investment in Topco or any of its subsidiaries, (b) prior to the Rollover Closing, Topco will assign its rights under Section 1(b) to receive the Rollover Shares to the JCF Aggregator, and (c) immediately following receipt of the Rollover Shares, JCF shall cause that the JCF Aggregator to transfer, contribute and deliver to Topco the Rollover Shares in exchange for the Topco Interest in accordance with Section 1(b) mutatis mutandis.
4.   Effectiveness and Termination.   This Agreement will become effective immediately upon execution and delivery by each of the parties hereto. This Agreement will terminate on the Expiration Date if the Expiration Date (except if the Expiration Date occurs pursuant to clause (ii) of the definition thereof) and after such time none of the Rollover Investor, JCF, Topco or any of their respective Affiliates or representatives will have any liability or obligation under this Agreement.
5.   Representations and Warranties.
(a)   The Rollover Investor hereby makes the representations and warranties set forth on Annex A.
(b)   Topco hereby makes the representations and warranties set forth on Annex B.
6.   Topco Interests Unregistered.   The Rollover Investor hereby acknowledges and represents that the Rollover Investor has been advised by Topco that:
(a)   The offer and exchange of Topco Interests pursuant to or in connection with this Agreement have not been registered under the Securities Act.
(b)   The Rollover Investor must continue to bear the economic risk of the investment in the Topco Interests unless the offer and sale of such Topco Interests are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available.
(c)   There is no established market for the Topco Interests and it is not anticipated that there will be any public market for the Topco Interests in the foreseeable future.
(d)   A notation shall be made in the appropriate records of Topco indicating that the Topco Interests are subject to restrictions on Transfer and, if Topco should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Topco Interests.
7.   Tax Treatment.   The parties agree to treat, for U.S. federal income tax purposes, the Rollover as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case unless otherwise required by applicable law.
8.   Tax Withholding.   Purchaser, Topco and the Paying Agent shall be entitled to deduct and withhold (without duplication) from any cash consideration payable to the Rollover Investor pursuant to the Merger Agreement such amounts required to be deducted or withheld in connection with the Rollover under applicable Law. To the extent any amounts are deducted and withheld and paid over to the appropriate Tax Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Rollover Investor in respect of which such deduction and withholding was made.
9.   Entire Agreement.   This Agreement and the other instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
10.   Waiver.   Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
11.   Assignment.   The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and no such assignment shall relieve the party of its obligations under this Agreement.

12.   Binding Effect; No Third Party Beneficiaries.   No provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the parties hereto, except that the Company is an express third party beneficiary under Section 2(b).
13.   Amendment.   Any provision of this Agreement (including the schedules, annexes and exhibits hereto) may be amended or waived prior to the Rollover Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Topco and the Rollover Investor, or in the case of a waiver, by the party against whom the waiver is to be effective.
14.   Specific Performance.   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach.
Accordingly, the parties acknowledge and hereby agree that, prior to any termination of this Agreement, in the event of any breach or threatened breach by a party of any of its respective obligations, covenants and agreements under this Agreement, the other party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such party and to specific performance by the other party of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other party under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Each party hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order to prevent or restrain breaches or threatened breaches of this Agreement by the other party and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements. Each party further agrees that by seeking the remedies provided for in this Section 14, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement.
15.   Survival of Representations and Warranties.   All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
16.   Further Assurances.   Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.
17.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Rollover Investor hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Rollover Shares (and that this Agreement places limits on the voting and transfer of such Shares). The Rollover Investor hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Rollover Shares on the books of the Company in violation of this Agreement.
18.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.
19.   Miscellaneous.   Each of Sections 11.6 (Counterparts; Effectiveness) and 11.5 (Governing Law; Venue; Waiver of Jury Trial) of the Merger Agreement is incorporated herein by reference mutatis mutandis.
[Remainder of page intentionally left blank]

Very truly yours,
ELK TOPCO, LLC
By:
Elk Holdings, LLC, its sole member

By:
Elk Insurance Holdings, LLC, its managing member

By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Managing Member

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ROLLOVER INVESTOR
Frazer Holdings LP
By:
Frazer Ventures LLC, its general partner

By:
/s/ J. Christopher Flowers

Name:
J. Christopher Flowers

Title:
Executor

By:
/s/ Paula Mims

Name:
Paula Mims

Title:
Executor

J.C. Flowers & Co. LLC
By:
/s/ Sally Rocker

Name:
Sally Rocker

Title:
Managing Director

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ELK EVERGREEN INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

ELK CYPRESS INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

[Rollover Agreement Signature Page]

Annex I
Elk Topco LLC
C/O WALKERS CORPORATE (BERMUDA) LIMITED
PARK PLACE, 55 PAR-LA-VILLE ROAD
HAMILTON, HM11, BERMUDA
July 29, 2024
Hyman 2018 Family Trust
5 Dolma Road
Scarsdale, New York 10583
Re:   Rollover and Support Agreement (Hyman 2018 Family Trust)
To whom it may concern:
This rollover and support agreement, dated as of the date first written above (as amended, restated, modified or supplemented from time to time, and together with all schedules, annexes and exhibits hereto, this “Agreement”) is being entered into by and among Elk Topco, LLC, a Bermuda limited liability company (“Topco”), J.C. Flowers & Co. LLC, a Delaware limited liability company (“JCF”), Elk Evergreen Investments, LLC, a Delaware limited liability company, Elk Cypress Investments, LLC, a Delaware limited liability company and the Person identified on the signature pages hereto under the heading “Rollover Investor” (the “Rollover Investor”). This Agreement relates to the Agreement and Plan of Merger, dated as of July 29, 2024 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, (i) Company Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned subsidiary of New Company Holdco, (b) New Company Holdco will be merged with and into the Company, with the Company being the surviving company, and (c) Parent Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned Subsidiary of Parent (such mergers, collectively, the “Mergers”). Capitalized or other terms used and not defined herein but defined in the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement.
In consideration of the mutual covenants and conditions as hereinafter set forth, each of the parties hereto hereby agree as follows:
1.   Rollover Contribution.
(a)   Certain Definitions.   As used in this Agreement the following terms have the following meanings:
(i)   “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article X thereof, (ii) the Effective Time, (iii) the termination of that certain Equity Commitment Letter, dated as of July 29, 2024, by and among J.C. Flowers V L.P., Topco and Elk Parent Limited in accordance with its terms, or (iv) the mutual written consent of the Company, JCF, the Rollover Investor, Parent and Parent Merger Sub.
(ii)   “Ordinary Share” means a voting ordinary share, par value $1.00 per share, of the Company.

(iii)   “Rollover Documents” means, collectively, (A) this Agreement, (B) the Definitive Documents (as defined below), (C) the Accredited Investor Questionnaire attached hereto as Exhibit A (an “Accredited Investor Questionnaire”), (D) if applicable, the Consent of Spouse attached hereto as Exhibit B (the “Consent of Spouse”), and (E) any other document that may be entered pursuant to this Agreement.
(iv)   “Rollover Shares” means the all of the Shares (as defined below) held by the Rollover Investor.
(v)   “Value” means a dollar amount, calculated (A) with respect to each Rollover Share, based on the price per Ordinary Share payable as Total Cash Consideration under the Merger Agreement and (B) with respect to each Topco Interest, based on the same price per Topco Interest paid by the Equity Investors.
(b)   Rollover Contribution.   Subject to, and conditioned only upon, the satisfaction or waiver of the conditions set forth in Section 1(d), and without any further action on behalf of the Rollover Investor, the Rollover Investor hereby agrees to transfer, contribute and deliver to Topco the Rollover Shares (as such shares may be first converted in the First Merger and in the Second Merger in accordance with the Merger Agreement) (the “Rollover”) in exchange for the issuance (whether directly or indirectly) by Topco to the Rollover Investor (or to the JCF Aggregator on behalf of the Rollover Investor) of a number of non-voting interests of Topco (each, a “Topco Interest”), having an aggregate Value equal to the aggregate Value of the Rollover Shares in accordance with this Agreement, the Merger Agreement and applicable Law. In accordance with Section 2.7(b) of the Merger Agreement, each Ordinary Share held by the Rollover Investor immediately prior to the First Merger shall, by virtue of the First Merger, be converted into the right to receive, per Ordinary Share, a New Ordinary Share of the First Surviving Company, and in accordance with Section 2.8(b) of the Merger Agreement, each such New Ordinary Share shall, by virtue of the Second Merger, be converted into the right to receive, per New Ordinary Share, one Ordinary Share of the Second Surviving Company. The Rollover shall occur, with respect to the Ordinary Shares of the Second Surviving Company held by the Rollover Investor, conditioned upon the Third Closing and as of immediately prior to the Third Effective Time (the “Rollover Closing”).
(c)   No Certificates.   The Rollover Investor acknowledges and agrees that he, she or it, as applicable, is not entitled to any certificate representing the issued Topco Interests, unless and to the extent, the Definitive Documents (as defined below) require the issuance of such certificates or, if it permits the issuance, Topco determines to issue certificates in its sole discretion.
(d)   Conditions.
(i)   The obligations of Topco and the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to (A) the satisfaction or waiver by the applicable parties to the Merger Agreement on or prior to the Rollover Closing of all of the conditions to each Closing set forth in Article IX of the Merger Agreement (other than those conditions which by their terms or nature are to be satisfied at such Closing (or following Rollover Closing and prior to such Closing) all of which have been acknowledged to be satisfied immediately following the Rollover Closing) and (B) each party to the Merger Agreement being ready, willing and able to consummate the each of the Mergers immediately following the Rollover Closing.
(ii)   The obligations of Topco to consummate the transactions contemplated by Section 1(b) are subject to (A) the representations and warranties set forth on Annex A being true and correct (x) as of the date hereof and (y) as of the Rollover Closing and (B) receipt by Topco from the Rollover Investor of complete copies of (x) the Accredited Investor Questionnaire, duly executed by the Rollover Investor, and (y) if applicable, the Consent of Spouse, duly executed by the Rollover Investor’s spouse.
(iii)   The obligations of the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to the representations and warranties set forth on Annex B being true and correct (x) as of the date hereof and (y) as of the Rollover Closing.

(e)   Other Matters.   The Rollover Investor agrees that the Rollover Shares will be contributed to Topco and/or exchanged for Topco interests, free and clear of all Liens.
2.   Transfer Restrictions; Agreement to Vote Shares.
(a)   Except as otherwise expressly provided by and in accordance with Section 1(b), the Rollover Investor agrees not to directly or indirectly transfer, encumber, gift, pledge, convert, exercise, assign, exchange, grant an option with respect to (or otherwise enter into any derivative or hedging arrangement with respect to), or otherwise dispose of (by merger, by testamentary disposition, by operation of law or otherwise) (“Transfer”) any of the Rollover Shares during the time period between the execution of this Agreement and the Rollover Closing other than pursuant to the transactions contemplated by this Agreement, without the prior written consent of Topco; provided, that, (x) until the Company Shareholders Meeting, the Rollover Investor shall only Transfer Shares (other than Rollover Shares) for tax reasons or to satisfy fiduciary or other similar obligations and (y) thereafter shall be permitted to Transfer any Shares that do not constitute Rollover Shares.
(b)   From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Rollover Investor (in its capacity as such) agrees to (x) appear at each such meeting or otherwise cause all of its Shares to be counted as present thereat for purpose of determining a quorum, and (y) be present (in person or by proxy) and, unconditionally and irrevocably, vote, or to direct the holder of record on any applicable record date to vote, all Shares to the fullest extent that such Shares are entitled to vote, or act by written consent:
(i)   in favor of the adoption of the Merger Agreement, and in favor of any other matters expressly contemplated by the Merger Agreement and necessary for the consummation of the Transactions or any other transactions contemplated by the Merger Agreement;
(ii)   against any (A) Acquisition Proposal, other than the Mergers, (B) Contract that would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation of the Rollover Investor contained in this Agreement or (2) result in any of the conditions set forth in Article IX of the Merger Agreement not being satisfied on or before the Outside Date, or (C) replacement of existing directors comprising, or appointment of new directors to, the Company Board (except as expressly permitted by Parent); and
(iii)   against any amendment to the Company’s certificate of incorporation or bylaws or other corporate action, Contract or transaction the consummation of which would, or would reasonably be expected, to impede, hinder, interfere with, prevent, delay or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement or that is intended, or would reasonably be expected, to facilitate an Acquisition Proposal, including (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Mergers), and (B) any sale, lease, license or transfer of a material amount of assets of the Company or any reorganization, recapitalization, liquidation or winding up of the Company.
Until the Expiration Date, the Rollover Investor shall retain at all times the right to vote the Rollover Shares in his, her or its sole discretion and without any other limitation on any matters other than those set forth in clauses (i) and (ii) above and this clause (iii), that are at any time or from time to time presented for consideration to the Company’s stockholders generally.
(c)   The Rollover Investor shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.
(d)   The Rollover Investor hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Mergers or any other Transactions that the Rollover Investor may have by virtue of, or with respect to, any Shares.
3.   Certain Closing Arrangements.   The parties hereto acknowledge and agree that: (a) in connection with the Rollover Closing, JCF will form an investment vehicle (or similar vehicle) which shall be controlled, managed and/or advised by JCF or its Affiliates (the “JCF Aggregator”) to facilitate the Rollover Investor’s indirect investment in Topco or any of its subsidiaries, (b) prior to the Rollover Closing, Topco will assign its rights under Section 1(b) to receive the Rollover Shares to the JCF Aggregator, and (c) immediately following receipt of the Rollover Shares, JCF shall cause that the JCF Aggregator to transfer, contribute and deliver to Topco the Rollover Shares in exchange for the Topco Interest in accordance with Section 1(b) mutatis mutandis.
4.   Effectiveness and Termination.   This Agreement will become effective immediately upon execution and delivery by each of the parties hereto. This Agreement will terminate on the Expiration Date if the Expiration Date (except if the Expiration Date occurs pursuant to clause (ii) of the definition thereof) and after such time none of the Rollover Investor, JCF, Topco or any of their respective Affiliates or representatives will have any liability or obligation under this Agreement.
5.   Representations and Warranties.
(a)   The Rollover Investor hereby makes the representations and warranties set forth on Annex A.
(b)   Topco hereby makes the representations and warranties set forth on Annex B.
6.   Topco Interests Unregistered.   The Rollover Investor hereby acknowledges and represents that the Rollover Investor has been advised by Topco that:
(a)   The offer and exchange of Topco Interests pursuant to or in connection with this Agreement have not been registered under the Securities Act.
(b)   The Rollover Investor must continue to bear the economic risk of the investment in the Topco Interests unless the offer and sale of such Topco Interests are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available.
(c)   There is no established market for the Topco Interests and it is not anticipated that there will be any public market for the Topco Interests in the foreseeable future.
(d)   A notation shall be made in the appropriate records of Topco indicating that the Topco Interests are subject to restrictions on Transfer and, if Topco should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Topco Interests.
7.   Tax Treatment.   The parties agree to treat, for U.S. federal income tax purposes, the Rollover as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case unless otherwise required by applicable law.
8.   Tax Withholding.   Purchaser, Topco and the Paying Agent shall be entitled to deduct and withhold (without duplication) from any cash consideration payable to the Rollover Investor pursuant to the Merger Agreement such amounts required to be deducted or withheld in connection with the Rollover under applicable Law. To the extent any amounts are deducted and withheld and paid over to the appropriate Tax Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Rollover Investor in respect of which such deduction and withholding was made.
9.   Entire Agreement.   This Agreement and the other instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
10.   Waiver.   Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

11.   Assignment.   The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and no such assignment shall relieve the party of its obligations under this Agreement.
12.   Binding Effect; No Third Party Beneficiaries.   No provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the parties hereto, except that the Company is an express third party beneficiary under Section 2(b).
13.   Amendment.   Any provision of this Agreement (including the schedules, annexes and exhibits hereto) may be amended or waived prior to the Rollover Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Topco and the Rollover Investor, or in the case of a waiver, by the party against whom the waiver is to be effective.
14.   Specific Performance.   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach.
Accordingly, the parties acknowledge and hereby agree that, prior to any termination of this Agreement, in the event of any breach or threatened breach by a party of any of its respective obligations, covenants and agreements under this Agreement, the other party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such party and to specific performance by the other party of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other party under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Each party hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order to prevent or restrain breaches or threatened breaches of this Agreement by the other party and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements. Each party further agrees that by seeking the remedies provided for in this Section 14, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement.
15.   Survival of Representations and Warranties.   All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
16.   Further Assurances.   Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.
17.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Rollover Investor hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Rollover Shares (and that this Agreement places limits on the voting and transfer of such Shares). The Rollover Investor hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Rollover Shares on the books of the Company in violation of this Agreement.
18.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.

19.   Miscellaneous.   Each of Sections 11.6 (Counterparts; Effectiveness) and 11.5 (Governing Law; Venue; Waiver of Jury Trial) of the Merger Agreement is incorporated herein by reference mutatis mutandis.
[Remainder of page intentionally left blank]

Very truly yours,
ELK TOPCO, LLC
By:
Elk Holdings, LLC, its sole member

By:
Elk Insurance Holdings, LLC, its managing member

By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Managing Member

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ROLLOVER INVESTOR
Hyman 2018 Family Trust
By:
/s/ Stuart Schlesinger

Name:
Stuart Schlesinger

Title:
Trustee

J.C. Flowers & Co. LLC
By:
/s/ Sally Rocker

Name:
Sally Rocker

Title:
Managing Director

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ELK EVERGREEN INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

ELK CYPRESS INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

[Rollover Agreement Signature Page]

Annex J
Elk Topco LLC
C/O WALKERS CORPORATE (BERMUDA) LIMITED
PARK PLACE, 55 PAR-LA-VILLE ROAD
HAMILTON, HM11, BERMUDA
July 29, 2024
John J. Oros 1998 Family Trust
c/o J.C. Flowers & Co. LLC
767 Fifth Ave, 23rd Floor
New York, NY 10153
Re:   Rollover and Support Agreement (John J. Oros 1998 Family Trust)
To whom it may concern:
This rollover and support agreement, dated as of the date first written above (as amended, restated, modified or supplemented from time to time, and together with all schedules, annexes and exhibits hereto, this “Agreement”) is being entered into by and among Elk Topco, LLC, a Bermuda limited liability company (“Topco”), J.C. Flowers & Co. LLC, a Delaware limited liability company (“JCF”), Elk Evergreen Investments, LLC, a Delaware limited liability company, Elk Cypress Investments, LLC, a Delaware limited liability company and the Person identified on the signature pages hereto under the heading “Rollover Investor” (the “Rollover Investor”). This Agreement relates to the Agreement and Plan of Merger, dated as of July 29, 2024 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, (i) Company Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned subsidiary of New Company Holdco, (b) New Company Holdco will be merged with and into the Company, with the Company being the surviving company, and (c) Parent Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned Subsidiary of Parent (such mergers, collectively, the “Mergers”). Capitalized or other terms used and not defined herein but defined in the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement.
In consideration of the mutual covenants and conditions as hereinafter set forth, each of the parties hereto hereby agree as follows:
1.   Rollover Contribution.
(a)   Certain Definitions.   As used in this Agreement the following terms have the following meanings:
(i)   “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article X thereof, (ii) the Effective Time, (iii) the termination of that certain Equity Commitment Letter, dated as of July 29, 2024, by and among J.C. Flowers V L.P., Topco and Elk Parent Limited in accordance with its terms, or (iv) the mutual written consent of the Company, JCF, the Rollover Investor, Parent and Parent Merger Sub.
(ii)   “Ordinary Share” means a voting ordinary share, par value $1.00 per share, of the Company.

(iii)   “Rollover Documents” means, collectively, (A) this Agreement, (B) the Definitive Documents (as defined below), (C) the Accredited Investor Questionnaire attached hereto as Exhibit A (an “Accredited Investor Questionnaire”), (D) if applicable, the Consent of Spouse attached hereto as Exhibit B (the “Consent of Spouse”), and (E) any other document that may be entered pursuant to this Agreement.
(iv)   “Rollover Shares” means the all of the Shares (as defined below) held by the Rollover Investor.
(v)   “Value” means a dollar amount, calculated (A) with respect to each Rollover Share, based on the price per Ordinary Share payable as Total Cash Consideration under the Merger Agreement and (B) with respect to each Topco Interest, based on the same price per Topco Interest paid by the Equity Investors.
(b)   Rollover Contribution.   Subject to, and conditioned only upon, the satisfaction or waiver of the conditions set forth in Section 1(d), and without any further action on behalf of the Rollover Investor, the Rollover Investor hereby agrees to transfer, contribute and deliver to Topco the Rollover Shares (as such shares may be first converted in the First Merger and in the Second Merger in accordance with the Merger Agreement) (the “Rollover”) in exchange for the issuance (whether directly or indirectly) by Topco to the Rollover Investor (or to the JCF Aggregator on behalf of the Rollover Investor) of a number of non-voting interests of Topco (each, a “Topco Interest”), having an aggregate Value equal to the aggregate Value of the Rollover Shares in accordance with this Agreement, the Merger Agreement and applicable Law. In accordance with Section 2.7(b) of the Merger Agreement, each Ordinary Share held by the Rollover Investor immediately prior to the First Merger shall, by virtue of the First Merger, be converted into the right to receive, per Ordinary Share, a New Ordinary Share of the First Surviving Company, and in accordance with Section 2.8(b) of the Merger Agreement, each such New Ordinary Share shall, by virtue of the Second Merger, be converted into the right to receive, per New Ordinary Share, one Ordinary Share of the Second Surviving Company. The Rollover shall occur, with respect to the Ordinary Shares of the Second Surviving Company held by the Rollover Investor, conditioned upon the Third Closing and as of immediately prior to the Third Effective Time (the “Rollover Closing”).
(c)   No Certificates.   The Rollover Investor acknowledges and agrees that he, she or it, as applicable, is not entitled to any certificate representing the issued Topco Interests, unless and to the extent, the Definitive Documents (as defined below) require the issuance of such certificates or, if it permits the issuance, Topco determines to issue certificates in its sole discretion.
(d)   Conditions.
(i)   The obligations of Topco and the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to (A) the satisfaction or waiver by the applicable parties to the Merger Agreement on or prior to the Rollover Closing of all of the conditions to each Closing set forth in Article IX of the Merger Agreement (other than those conditions which by their terms or nature are to be satisfied at such Closing (or following Rollover Closing and prior to such Closing) all of which have been acknowledged to be satisfied immediately following the Rollover Closing) and (B) each party to the Merger Agreement being ready, willing and able to consummate the each of the Mergers immediately following the Rollover Closing.
(ii)   The obligations of Topco to consummate the transactions contemplated by Section 1(b) are subject to (A) the representations and warranties set forth on Annex A being true and correct (x) as of the date hereof and (y) as of the Rollover Closing and (B) receipt by Topco from the Rollover Investor of complete copies of (x) the Accredited Investor Questionnaire, duly executed by the Rollover Investor, and (y) if applicable, the Consent of Spouse, duly executed by the Rollover Investor’s spouse.
(iii)   The obligations of the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to the representations and warranties set forth on Annex B being true and correct (x) as of the date hereof and (y) as of the Rollover Closing.
(e)   Other Matters.   The Rollover Investor agrees that the Rollover Shares will be contributed to Topco and/or exchanged for Topco interests, free and clear of all Liens.

2.   Transfer Restrictions; Agreement to Vote Shares.
(a) Except as otherwise expressly provided by and in accordance with Section 1(b), the Rollover Investor agrees not to directly or indirectly transfer, encumber, gift, pledge, convert, exercise, assign, exchange, grant an option with respect to (or otherwise enter into any derivative or hedging arrangement with respect to), or otherwise dispose of (by merger, by testamentary disposition, by operation of law or otherwise) (“Transfer”) any of the Rollover Shares during the time period between the execution of this Agreement and the Rollover Closing other than pursuant to the transactions contemplated by this Agreement, without the prior written consent of Topco; provided, that, (x) until the Company Shareholders Meeting, the Rollover Investor shall only Transfer Shares (other than Rollover Shares) for tax reasons or to satisfy fiduciary or other similar obligations and (y) thereafter shall be permitted to Transfer any Shares that do not constitute Rollover Shares.
(b)   From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Rollover Investor (in its capacity as such) agrees to (x) appear at each such meeting or otherwise cause all of its Shares to be counted as present thereat for purpose of determining a quorum, and (y) be present (in person or by proxy) and, unconditionally and irrevocably, vote, or to direct the holder of record on any applicable record date to vote, all Shares to the fullest extent that such Shares are entitled to vote, or act by written consent:
(i)   in favor of the adoption of the Merger Agreement, and in favor of any other matters expressly contemplated by the Merger Agreement and necessary for the consummation of the Transactions or any other transactions contemplated by the Merger Agreement;
(ii)   against any (A) Acquisition Proposal, other than the Mergers, (B) Contract that would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation of the Rollover Investor contained in this Agreement or (2) result in any of the conditions set forth in Article IX of the Merger Agreement not being satisfied on or before the Outside Date, or (C) replacement of existing directors comprising, or appointment of new directors to, the Company Board (except as expressly permitted by Parent); and
(iii)   against any amendment to the Company’s certificate of incorporation or bylaws or other corporate action, Contract or transaction the consummation of which would, or would reasonably be expected, to impede, hinder, interfere with, prevent, delay or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement or that is intended, or would reasonably be expected, to facilitate an Acquisition Proposal, including (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Mergers), and (B) any sale, lease, license or transfer of a material amount of assets of the Company or any reorganization, recapitalization, liquidation or winding up of the Company.
Until the Expiration Date, the Rollover Investor shall retain at all times the right to vote the Rollover Shares in his, her or its sole discretion and without any other limitation on any matters other than those set forth in clauses (i) and (ii) above and this clause (iii), that are at any time or from time to time presented for consideration to the Company’s stockholders generally.
(c)   The Rollover Investor shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.
(d)   The Rollover Investor hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Mergers or any other Transactions that the Rollover Investor may have by virtue of, or with respect to, any Shares.
3.   Certain Closing Arrangements.   The parties hereto acknowledge and agree that: (a) in connection with the Rollover Closing, JCF will form an investment vehicle (or similar vehicle) which shall be controlled, managed and/or advised by JCF or its Affiliates (the “JCF Aggregator”) to facilitate the Rollover Investor’s indirect investment in Topco or any of its subsidiaries, (b) prior to the Rollover Closing, Topco will assign its rights under Section 1(b) to receive the Rollover Shares to the JCF Aggregator, and (c) immediately following receipt of the Rollover Shares, JCF shall cause that the JCF Aggregator to transfer, contribute and deliver to Topco the Rollover Shares in exchange for the Topco Interest in accordance with Section 1(b) mutatis mutandis.
4.   Effectiveness and Termination.   This Agreement will become effective immediately upon execution and delivery by each of the parties hereto. This Agreement will terminate on the Expiration Date if the Expiration Date (except if the Expiration Date occurs pursuant to clause (ii) of the definition thereof) and after such time none of the Rollover Investor, JCF, Topco or any of their respective Affiliates or representatives will have any liability or obligation under this Agreement.
5.   Representations and Warranties.
(a)   The Rollover Investor hereby makes the representations and warranties set forth on Annex A.
(b)   Topco hereby makes the representations and warranties set forth on Annex B.
6.   Topco Interests Unregistered.   The Rollover Investor hereby acknowledges and represents that the Rollover Investor has been advised by Topco that:
(a)   The offer and exchange of Topco Interests pursuant to or in connection with this Agreement have not been registered under the Securities Act.
(b)   The Rollover Investor must continue to bear the economic risk of the investment in the Topco Interests unless the offer and sale of such Topco Interests are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available.
(c)   There is no established market for the Topco Interests and it is not anticipated that there will be any public market for the Topco Interests in the foreseeable future.
(d)   A notation shall be made in the appropriate records of Topco indicating that the Topco Interests are subject to restrictions on Transfer and, if Topco should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Topco Interests.
7.   Tax Treatment.   The parties agree to treat, for U.S. federal income tax purposes, the Rollover as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case unless otherwise required by applicable law.
8.   Tax Withholding.   Purchaser, Topco and the Paying Agent shall be entitled to deduct and withhold (without duplication) from any cash consideration payable to the Rollover Investor pursuant to the Merger Agreement such amounts required to be deducted or withheld in connection with the Rollover under applicable Law. To the extent any amounts are deducted and withheld and paid over to the appropriate Tax Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Rollover Investor in respect of which such deduction and withholding was made.
9.   Entire Agreement.   This Agreement and the other instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
10.   Waiver.   Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
11.   Assignment.   The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and no such assignment shall relieve the party of its obligations under this Agreement.

12.   Binding Effect; No Third Party Beneficiaries.   No provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the parties hereto, except that the Company is an express third party beneficiary under Section 2(b).
13.   Amendment.   Any provision of this Agreement (including the schedules, annexes and exhibits hereto) may be amended or waived prior to the Rollover Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Topco and the Rollover Investor, or in the case of a waiver, by the party against whom the waiver is to be effective.
14.   Specific Performance.   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach. Accordingly, the parties acknowledge and hereby agree that, prior to any termination of this Agreement, in the event of any breach or threatened breach by a party of any of its respective obligations, covenants and agreements under this Agreement, the other party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such party and to specific performance by the other party of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other party under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Each party hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order to prevent or restrain breaches or threatened breaches of this Agreement by the other party and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements. Each party further agrees that by seeking the remedies provided for in this Section 14, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement.
15.   Survival of Representations and Warranties.   All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
16.   Further Assurances.   Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.
17.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Rollover Investor hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Rollover Shares (and that this Agreement places limits on the voting and transfer of such Shares). The Rollover Investor hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Rollover Shares on the books of the Company in violation of this Agreement.
18.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.
19.   Miscellaneous.   Each of Sections 11.6 (Counterparts; Effectiveness) and 11.5 (Governing Law; Venue; Waiver of Jury Trial) of the Merger Agreement is incorporated herein by reference mutatis mutandis.
[Remainder of page intentionally left blank]

Very truly yours,
ELK TOPCO, LLC
By:
Elk Holdings, LLC, its sole member

By:
Elk Insurance Holdings, LLC, its managing member

By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Managing Member

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ROLLOVER INVESTOR
John J. Oros 1998 Family Trust
By:
/s/ John Oros

Name:
John Oros

Title:
Grantor

J.C. Flowers & Co. LLC
By:
/s/ Sally Rocker

Name:
Sally Rocker

Title:
Managing Director

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ELK EVERGREEN INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

ELK CYPRESS INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

[Rollover Agreement Signature Page]

Annex K
Elk Topco LLC
C/O WALKERS CORPORATE (BERMUDA) LIMITED
PARK PLACE, 55 PAR-LA-VILLE ROAD
HAMILTON, HM11, BERMUDA
July 29, 2024
David Walsh
Foley & Lardner
P.O. Box 1497
Madison, WI 53701
Re:
Rollover and Support Agreement (David Walsh)

To whom it may concern:
This rollover and support agreement, dated as of the date first written above (as amended, restated, modified or supplemented from time to time, and together with all schedules, annexes and exhibits hereto, this “Agreement”) is being entered into by and among Elk Topco, LLC, a Bermuda limited liability company (“Topco”), J.C. Flowers & Co. LLC, a Delaware limited liability company (“JCF”), Elk Evergreen Investments, LLC, a Delaware limited liability company, Elk Cypress Investments, LLC, a Delaware limited liability company and the Person identified on the signature pages hereto under the heading “Rollover Investor” (the “Rollover Investor”). This Agreement relates to the Agreement and Plan of Merger, dated as of July 29, 2024 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, (i) Company Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned subsidiary of New Company Holdco, (b) New Company Holdco will be merged with and into the Company, with the Company being the surviving company, and (c) Parent Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned Subsidiary of Parent (such mergers, collectively, the “Mergers”). Capitalized or other terms used and not defined herein but defined in the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement.
In consideration of the mutual covenants and conditions as hereinafter set forth, each of the parties hereto hereby agree as follows:
1.   Rollover Contribution.
(a)   Certain Definitions.   As used in this Agreement the following terms have the following meanings:
(i)   “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article X thereof, (ii) the Effective Time, (iii) the termination of that certain Equity Commitment Letter, dated as of July 29, 2024, by and among J.C. Flowers V L.P., Topco and Elk Parent Limited in accordance with its terms, or (iv) the mutual written consent of the Company, JCF, the Rollover Investor, Parent and Parent Merger Sub.
(ii)   “Ordinary Share” means a voting ordinary share, par value $1.00 per share, of the Company.

(iii)   “Rollover Documents” means, collectively, (A) this Agreement, (B) the Definitive Documents (as defined below), (C) the Accredited Investor Questionnaire attached hereto as Exhibit A (an “Accredited Investor Questionnaire”), (D) if applicable, the Consent of Spouse attached hereto as Exhibit B (the “Consent of Spouse”), and (E) any other document that may be entered pursuant to this Agreement.
(iv)   “Rollover Shares” means the all of the Shares (as defined below) held by the Rollover Investor.
(v)   “Value” means a dollar amount, calculated (A) with respect to each Rollover Share, based on the price per Ordinary Share payable as Total Cash Consideration under the Merger Agreement and (B) with respect to each Topco Interest, based on the same price per Topco Interest paid by the Equity Investors.
(b)   Rollover Contribution.   Subject to, and conditioned only upon, the satisfaction or waiver of the conditions set forth in Section 1(d), and without any further action on behalf of the Rollover Investor, the Rollover Investor hereby agrees to transfer, contribute and deliver to Topco the Rollover Shares (as such shares may be first converted in the First Merger and in the Second Merger in accordance with the Merger Agreement) (the “Rollover”) in exchange for the issuance (whether directly or indirectly) by Topco to the Rollover Investor (or to the JCF Aggregator on behalf of the Rollover Investor) of a number of non-voting interests of Topco (each, a “Topco Interest”), having an aggregate Value equal to the aggregate Value of the Rollover Shares in accordance with this Agreement, the Merger Agreement and applicable Law. In accordance with Section 2.7(b) of the Merger Agreement, each Ordinary Share held by the Rollover Investor immediately prior to the First Merger shall, by virtue of the First Merger, be converted into the right to receive, per Ordinary Share, a New Ordinary Share of the First Surviving Company, and in accordance with Section 2.8(b) of the Merger Agreement, each such New Ordinary Share shall, by virtue of the Second Merger, be converted into the right to receive, per New Ordinary Share, one Ordinary Share of the Second Surviving Company. The Rollover shall occur, with respect to the Ordinary Shares of the Second Surviving Company held by the Rollover Investor, conditioned upon the Third Closing and as of immediately prior to the Third Effective Time (the “Rollover Closing”).
(c)   No Certificates.   The Rollover Investor acknowledges and agrees that he, she or it, as applicable, is not entitled to any certificate representing the issued Topco Interests, unless and to the extent, the Definitive Documents (as defined below) require the issuance of such certificates or, if it permits the issuance, Topco determines to issue certificates in its sole discretion.
(d)   Conditions.
(i)   The obligations of Topco and the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to (A) the satisfaction or waiver by the applicable parties to the Merger Agreement on or prior to the Rollover Closing of all of the conditions to each Closing set forth in Article IX of the Merger Agreement (other than those conditions which by their terms or nature are to be satisfied at such Closing (or following Rollover Closing and prior to such Closing) all of which have been acknowledged to be satisfied immediately following the Rollover Closing) and (B) each party to the Merger Agreement being ready, willing and able to consummate the each of the Mergers immediately following the Rollover Closing.
(ii)   The obligations of Topco to consummate the transactions contemplated by Section 1(b) are subject to (A) the representations and warranties set forth on Annex A being true and correct (x) as of the date hereof and (y) as of the Rollover Closing and (B) receipt by Topco from the Rollover Investor of complete copies of (x) the Accredited Investor Questionnaire, duly executed by the Rollover Investor, and (y) if applicable, the Consent of Spouse, duly executed by the Rollover Investor’s spouse.
(iii)   The obligations of the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to the representations and warranties set forth on Annex B being true and correct (x) as of the date hereof and (y) as of the Rollover Closing.

(e)   Other Matters.   The Rollover Investor agrees that the Rollover Shares will be contributed to Topco and/or exchanged for Topco interests, free and clear of all Liens.
2.   Transfer Restrictions; Agreement to Vote Shares.
(a)   Except as otherwise expressly provided by and in accordance with Section 1(b), the Rollover Investor agrees not to directly or indirectly transfer, encumber, gift, pledge, convert, exercise, assign, exchange, grant an option with respect to (or otherwise enter into any derivative or hedging arrangement with respect to), or otherwise dispose of (by merger, by testamentary disposition, by operation of law or otherwise) (“Transfer”) any of the Rollover Shares during the time period between the execution of this Agreement and the Rollover Closing other than pursuant to the transactions contemplated by this Agreement, without the prior written consent of Topco; provided, that, (x) until the Company Shareholders Meeting, the Rollover Investor shall only Transfer Shares (other than Rollover Shares) for tax reasons or to satisfy fiduciary or other similar obligations and (y) thereafter shall be permitted to Transfer any Shares that do not constitute Rollover Shares.
(b)   From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Rollover Investor (in its capacity as such) agrees to (x) appear at each such meeting or otherwise cause all of its Shares to be counted as present thereat for purpose of determining a quorum, and (y) be present (in person or by proxy) and, unconditionally and irrevocably, vote, or to direct the holder of record on any applicable record date to vote, all Shares to the fullest extent that such Shares are entitled to vote, or act by written consent:
(i)   in favor of the adoption of the Merger Agreement, and in favor of any other matters expressly contemplated by the Merger Agreement and necessary for the consummation of the Transactions or any other transactions contemplated by the Merger Agreement;
(ii)   against any (A) Acquisition Proposal, other than the Mergers, (B) Contract that would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation of the Rollover Investor contained in this Agreement or (2) result in any of the conditions set forth in Article IX of the Merger Agreement not being satisfied on or before the Outside Date, or (C) replacement of existing directors comprising, or appointment of new directors to, the Company Board (except as expressly permitted by Parent); and
(iii)   against any amendment to the Company’s certificate of incorporation or bylaws or other corporate action, Contract or transaction the consummation of which would, or would reasonably be expected, to impede, hinder, interfere with, prevent, delay or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement or that is intended, or would reasonably be expected, to facilitate an Acquisition Proposal, including (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Mergers), and (B) any sale, lease, license or transfer of a material amount of assets of the Company or any reorganization, recapitalization, liquidation or winding up of the Company.
Until the Expiration Date, the Rollover Investor shall retain at all times the right to vote the Rollover Shares in his, her or its sole discretion and without any other limitation on any matters other than those set forth in clauses (i) and (ii) above and this clause (iii), that are at any time or from time to time presented for consideration to the Company’s stockholders generally.
(c)   The Rollover Investor shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.
(d)   The Rollover Investor hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Mergers or any other Transactions that the Rollover Investor may have by virtue of, or with respect to, any Shares.
3.   Certain Closing Arrangements.   The parties hereto acknowledge and agree that: (a) in connection with the Rollover Closing, JCF will form an investment vehicle (or similar vehicle) which shall be controlled, managed and/or advised by JCF or its Affiliates (the “JCF Aggregator”) to facilitate the Rollover Investor’s indirect investment in Topco or any of its subsidiaries, (b) prior to the Rollover Closing, Topco will assign its rights under Section 1(b) to receive the Rollover Shares to the JCF Aggregator, and (c) immediately following receipt of the Rollover Shares, JCF shall cause that the JCF Aggregator to transfer, contribute and deliver to Topco the Rollover Shares in exchange for the Topco Interest in accordance with Section 1(b) mutatis mutandis.
4.   Effectiveness and Termination.   This Agreement will become effective immediately upon execution and delivery by each of the parties hereto. This Agreement will terminate on the Expiration Date (except if the Expiration Date occurs pursuant to clause (ii) of the definition thereof) and after such time none of the Rollover Investor, JCF, Topco or any of their respective Affiliates or representatives will have any liability or obligation under this Agreement.
5.   Representations and Warranties.
(a)   The Rollover Investor hereby makes the representations and warranties set forth on Annex A.
(b)   Topco hereby makes the representations and warranties set forth on Annex B.
6.   Topco Interests Unregistered.   The Rollover Investor hereby acknowledges and represents that the Rollover Investor has been advised by Topco that:
(a)   The offer and exchange of Topco Interests pursuant to or in connection with this Agreement have not been registered under the Securities Act.
(b)   The Rollover Investor must continue to bear the economic risk of the investment in the Topco Interests unless the offer and sale of such Topco Interests are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available.
(c)   There is no established market for the Topco Interests and it is not anticipated that there will be any public market for the Topco Interests in the foreseeable future.
(d)   A notation shall be made in the appropriate records of Topco indicating that the Topco Interests are subject to restrictions on Transfer and, if Topco should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Topco Interests.
7.   Tax Treatment.   The parties agree to treat, for U.S. federal income tax purposes, the Rollover as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case unless otherwise required by applicable law.
8.   Tax Withholding.   Purchaser, Topco and the Paying Agent shall be entitled to deduct and withhold (without duplication) from any cash consideration payable to the Rollover Investor pursuant to the Merger Agreement such amounts required to be deducted or withheld in connection with the Rollover under applicable Law. To the extent any amounts are deducted and withheld and paid over to the appropriate Tax Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Rollover Investor in respect of which such deduction and withholding was made.
9.   Entire Agreement.   This Agreement and the other instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
10.   Waiver.   Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

11.   Assignment.   The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and no such assignment shall relieve the party of its obligations under this Agreement.
12.   Binding Effect; No Third Party Beneficiaries.   No provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the parties hereto, except that the Company is an express third party beneficiary under Section 2(b).
13.   Amendment.   Any provision of this Agreement (including the schedules, annexes and exhibits hereto) may be amended or waived prior to the Rollover Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Topco and the Rollover Investor, or in the case of a waiver, by the party against whom the waiver is to be effective.
14.   Specific Performance.   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach.
Accordingly, the parties acknowledge and hereby agree that, prior to any termination of this Agreement, in the event of any breach or threatened breach by a party of any of its respective obligations, covenants and agreements under this Agreement, the other party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such party and to specific performance by the other party of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other party under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Each party hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order to prevent or restrain breaches or threatened breaches of this Agreement by the other party and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements. Each party further agrees that by seeking the remedies provided for in this Section 14, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement.
15.   Survival of Representations and Warranties.   All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
16.   Further Assurances.   Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.
17.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Rollover Investor hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Rollover Shares (and that this Agreement places limits on the voting and transfer of such Shares). The Rollover Investor hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Rollover Shares on the books of the Company in violation of this Agreement.
18.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.

19.   Miscellaneous.   Each of Sections 11.6 (Counterparts; Effectiveness) and 11.5 (Governing Law; Venue; Waiver of Jury Trial) of the Merger Agreement is incorporated herein by reference mutatis mutandis.
[Remainder of page intentionally left blank]

Very truly yours,
ELK TOPCO, LLC
By:
Elk Holdings, LLC, its sole member

By:
Elk Insurance Holdings, LLC, its managing member

By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Managing Member

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ROLLOVER INVESTOR
/s/ David Walsh

David Walsh
J.C. Flowers & Co. LLC
By:
/s/ Sally Rocker

Name:
Sally Rocker

Title:
Managing Director

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ELK EVERGREEN INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

ELK CYPRESS INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

[Rollover Agreement Signature Page]

Annex L
200 West Street | New York, NY 10282-2198
Tel: 212-902-1000 | Fax: 212-902-3000
PERSONAL AND CONFIDENTIAL
July 29, 2024 Board of Directors Enstar Group Limited Windsor Place, 3rd Floor 22 Queen Street Hamilton HM 11, Bermuda
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the holders (other than Elk Bidco Limited (“Parent”) and its affiliates and the holders of Reinvesting Shares (as defined in the Agreement (as defined below)) of the outstanding ordinary shares, par value $1.00 per share (the “Shares”), of Enstar Group Limited (the “Company”) of the Total Cash Consideration (as defined below) to be paid per Share to such holders pursuant to the Agreement and Plan of Merger, dated as of July 29, 2024 (the “Agreement”), by and among Parent, Elk Merger Sub Limited, a wholly owned subsidiary of Parent (“Parent Merger Sub”), the Company, Deer Ltd., a wholly owned subsidiary of the Company (“New Company Holdco”), and Deer Merger Sub Ltd., a wholly owned subsidiary of New Company Holdco (“Company Merger Sub”). The Agreement provides that (i) the Company will contribute $500,000,000 in cash to New Company Holdco; (ii) at the First Effective Time (as defined in the Agreement), Company Merger Sub will be merged with and into the Company (the “First Merger”), the Company will be the surviving company of the First Merger (such surviving company, the “First Surviving Company”) and each outstanding Share (other than (A) First Merger Excluded Shares (as defined in the Agreement) to be canceled pursuant to Section 2.8(h) of the Agreement other than any Reinvesting Shares, (B) any Reinvesting Shares covered under Section 2.7(b) of the Agreement, (C) any Shares covered under Section 2.10 of the Agreement (except for Company Restricted Shares (as defined in the Agreement), which are subject to Section 2.7(a) of the Agreement), (D) any Shares that are Dissenting Shares (as defined in the Agreement) and (E) to the extent the First Effective Time occurs prior to the JSOP Exchange Date (as defined in the Agreement), any Shares held subject to the JSOP (as defined in the Agreement) at such time) will be converted into the right to receive (x) the First Merger Cash Consideration (as defined in the Agreement) and (y) the number of New Ordinary Shares (as defined in the Agreement) equal to (I) $338.00 minus the First Merger Cash Consideration divided by (II) $338.00; (iii) at the Second Effective Time (as defined in the Agreement), New Company Holdco will be merged with and into the First Surviving Company (the “Second Merger”), the First Surviving Company will be the surviving company of the Second Merger (such surviving company, the “Second Surviving Company”) and each outstanding New Ordinary Share (other than (A) Second Merger Excluded Shares (as defined in the Agreement) to be canceled pursuant to Section 2.8(h) of the Agreement other than New Ordinary Shares owned by the Reinvesting Shareholders (as defined in the Agreement), (B) any New Ordinary Shares covered under Section 2.10 of the Agreement and (C) to the extent the Second Effective Time occurs prior to the JSOP Exchange Date, any New Ordinary Shares held subject to the JSOP at such time) will be converted into a Second Surviving Company Ordinary Share (as defined in the Agreement); and (iv) at the Third Effective Time (as defined in the Agreement), Parent Merger Sub will be merged with and into the Second Surviving Company (the “Third Merger”) and each outstanding Second Surviving Company Ordinary Share (other than (A) Third Merger Excluded Shares (as defined in the Agreement) if canceled pursuant to Section 2.9(g) of the Agreement, (B) any Second Surviving Company Ordinary Shares covered under Section 2.10 of the Agreement, (C) any Second Surviving Company Ordinary Shares that are Dissenting Shares and (D) to the extent the Third Effective Time occurs prior to the JSOP Exchange Date, any Second Surviving Company Ordinary Shares held subject to the JSOP at such time) will be converted into the right to receive the Third Merger Cash Consideration (as defined in the Agreement and together with the First Merger Cash Consideration, the “Total Cash Consideration”).
Securities and Investment Services Provided by Goldman Sachs & Co. LLC

Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including Stone Point Capital LLC, a significant shareholder of the Company (“Stone Point”), and Sixth Street, and any of their respective affiliates and, as applicable, portfolio companies or any currency or commodity that may be involved in the transactions contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, all of which are contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to Stone Point and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to a consortium that includes Stone Point, with respect to the consortium’s acquisition of TIAA Bank, in August 2023; as financial advisor to the Special Committee of the Board of Directors of Focus Financial Partners Inc., a portfolio company of funds associated with Stone Point, in connection with its sale in August 2023; as lead arranger with respect to the financing to Stone Point in connection with the acquisition of Truist Insurance Holdings, LLC by a consortium that includes Stone Point in March 2024; as bookrunner with respect to the refinancing of term loans of Enlyte Group, LLC, a portfolio company of funds associated with Stone Point, in June 2024; as bookrunner with respect to the repricing of a term loan of The Citco Group Limited, a portfolio company of funds associated with Stone Point, in June 2024; as bookrunner with respect to the refinancing of term loans and a revolving credit facility of Sedgwick Claims Management Services Inc., a portfolio company of funds associated with Stone Point, in June 2024; and as financial advisor to Safe-Guard Products International Inc., a portfolio company of funds associated with Stone Point, with respect to its sale in July 2024. We also have provided certain financial advisory and/or underwriting services to Sixth Street and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to the offering of high yield bonds by LATAM Airlines Group SA, a portfolio company of funds associated with Sixth Street (“LATAM Airlines”), in October 2022; as bookrunner with respect to the offering of equity rights by LATAM Airlines in October 2022; as bookrunner with respect to the offering of a bank loan by LATAM Airlines in November 2022; as co-placement agent with respect to the issuance of private placement notes of FC Barcelona, an affiliate of Sixth Street, in November 2022; as bookrunner with respect to the offering of investment grade bonds by Sixth Street Specialty Lending, an affiliate of Sixth Street, in January 2024; and as bookrunner with respect to the offering of investment grade bonds by Sixth Street Lending Partners, an affiliate of Sixth Street, in March 2024 and June 2024. We may also in the future provide financial advisory and/or underwriting services to the Company, Parent, Stone Point, Sixth Street and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with Stone Point and Sixth Street and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of Stone Point and Sixth Street and their respective affiliates from time to time and may do so in the future.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to shareholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 2023; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its shareholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the insurance industry and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We are not actuaries and our services did not include any actuarial determination or evaluation by us or any attempt to evaluate actuarial assumptions and we have relied on your actuaries with respect to reserve adequacy. In that regard, we have made no analysis of, and express no opinion as to, the adequacy of the loss and loss adjustments expenses reserves or defendant asbestos and environmental liabilities of the Company. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition, including the condition in Section 9.3(e) of the Agreement, the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax, accounting or actuarial matters. We were not requested to solicit, and did not solicit, interest from other parties with respect to an acquisition of, or other business combination with, the Company or any other alternative transaction. This opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Shares, as of the date hereof, of the Total Cash Consideration to be paid per Share to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including any allocation of the Total Cash Consideration, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the Total Cash Consideration to be paid per Share to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Total Cash Consideration to be paid per Share to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.
Very truly yours,
(GOLDMAN SACHS & CO. LLC)

Annex M
Shareholder approval
106
(1)
The directors of each amalgamating or merging company shall submit the amalgamation agreement or merger agreement for approval to a meeting of the holders of shares of the amalgamating or merging company of which they are directors and, subject to subsection (4), to the holders of each class of such shares.

(2)
A notice of a meeting of shareholders complying with section 75 shall be sent in accordance with that section to each shareholder of each amalgamating or merging company, and shall —

(a)
include or be accompanied by a copy or summary of the amalgamation agreement or merger agreement; and

(b)
subject to subsection (2A), state —

(i)
the fair value of the shares as determined by each amalgamating or merging company; and

(ii)
that a dissenting shareholder is entitled to be paid the fair value of his shares.

(2A)
Notwithstanding subsection (2)(b)(ii), failure to state the matter referred to in that subsection does not invalidate an amalgamation or merger.

(3)
Each share of an amalgamating or merging company carries the right to vote in respect of an amalgamation or merger whether or not it otherwise carries the right to vote.

(4)
The holders of shares of a class of shares of an amalgamating or merging company are entitled to vote separately as a class in respect of an amalgamation or merger if the amalgamation agreement or merger agreement contains a provision which would constitute a variation of the rights attaching to any such class of shares for the purposes of section 47.

(4A)
The provisions of the bye-laws of the company relating to the holding of general meetings shall apply to general meetings and class meetings required by this section provided that, unless the bye-laws otherwise provide, the resolution of the shareholders or class must be approved by a majority vote of three-fourths of those voting at such meeting and the quorum necessary for such meeting shall be two persons at least holding or representing by proxy more than one-third of the issued shares of the company or the class, as the case may be, and that any holder of shares present in person or by proxy may demand a poll.

(5)
An amalgamation or merger agreement shall be deemed to have been adopted when it has been approved by the shareholders as provided in this section.

(6)
Any shareholder who did not vote in favour of the amalgamation or merger and who is not satisfied that he has been offered fair value for his shares may within one month of the giving of the notice referred to in subsection (2) apply to the Court to appraise the fair value of his shares.

(6A)
Subject to subsection (6B), within one month of the Court appraising the fair value of any shares under subsection (6) the company shall be entitled either —

(a)
to pay to the dissenting shareholder an amount equal to the value of his shares as appraised by the Court; or

(b)
to terminate the amalgamation or merger in accordance with subsection (7).

(6B)
Where the Court has appraised any shares under subsection (6) and the amalgamation or merger has proceeded prior to the appraisal then, within one month of the Court appraising the value of the shares, if the amount paid to the dissenting shareholder for his shares is less than that

M-1

appraised by the Court the amalgamated or surviving company shall pay to such shareholder the difference between the amount paid to him and the value appraised by the Court.
(6C)
No appeal shall lie from an appraisal by the Court under this section.

(6D)
The costs of any application to the Court under this section shall be in the discretion of the Court.

(7)
An amalgamation agreement or merger agreement may provide that at any time before the issue of a certificate of amalgamation or merger the agreement may be terminated by the directors of an amalgamating or merging company, notwithstanding approval of the agreement by the shareholders of all or any of the amalgamating or merging companies.

[Section 106 amended by 1994:22 effective 13 July 1994; amended by 2011 : 43 s. 27 effective 18 December 2011]

M-2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV56418-TBDFor Against Abstain! ! !NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment orpostponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.ENSTAR GROUP LIMITED1. Proposal 1 -- To approve, with immediate effect, an amendment to Enstar’s bye-laws, by inserting a new bye-law 78 as set forth in the Proxy Statement,which would require any resolution proposed at a general meeting to approve the merger or amalgamation of Enstar with any other company to beapproved by the affirmative vote of a majority of the votes cast by Enstar shareholders that are present (in person or by proxy) and voting at suchgeneral meeting.4. Proposal 4 -- To approve, on a non-binding, advisory basis, the compensation that will or may become payable by Enstar to its named executive officersin connection with the Mergers.5. Proposal 5 -- To approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxiesif there are insufficient votes at the time of the Special Meeting to approve the proposal to approve the Merger Agreement and the Mergers.2. Proposal 2 --To approve, with immediate effect, an amendment to Enstar’s bye-laws, by inserting a new bye-law 79 as set forth in the Proxy Statement,which would grant exclusive jurisdiction to the Supreme Court of Bermuda for any dispute arising out of or in connection with Enstar’s bye-laws.3. Proposal 3 --To approve (a) the Agreement and Plan of Merger dated as of July 29, 2024 (the “Merger Agreement”), by and among Enstar, Elk BidcoLimited (“Parent”), Elk Merger Sub Limited (“Parent Merger Sub”), Deer Ltd. (“New Company Holdco”) and Deer Merger Sub Ltd. (“Company MergerSub”), pursuant to which (i) Company Merger Sub will merge with and into Enstar, with Enstar surviving the merger (the “First Merger”), in accordancewith the terms of the Merger Agreement and the terms of the First Statutory Merger Agreement in the form substantially attached to the MergerAgreement, (ii) as soon as practicable following the consummation of the First Merger, New Company Holdco will merge with and into Enstar, with Enstarsurviving such merger (the “Second Merger”), in accordance with the terms of the Merger Agreement and the terms of the Second Statutory MergerAgreement in the form substantially attached to the Merger Agreement, and (iii) as soon as practicable following the consummation of such merger,Parent Merger Sub will merge with and into Enstar, with Enstar surviving such merger (the “Third Merger” and together with the Second Merger andthe Third Merger, the “Mergers”), in accordance with the terms of the Merger Agreement and the terms of the Third Statutory Merger Agreement inthe form substantially attached to the Merger Agreement, (b) the Statutory Merger Agreements and (c) the Mergers.The Board of Directors recommends you vote FOR the following proposals (as listed in the Proxy Statement):! ! !! ! !! ! !! ! !SCAN TOVIEW MATERIALS & VOTE wENSTAR GROUP LIMITED150 2ND AVENUE NST. PETERSBURG, FL 33701VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on [TBD], 2024 for shares held directly and by 11:59 p.m.Eastern Time on [TBD], 2024 for shares held in a Plan. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ESGR2024SMYou may attend the Special Meeting via the Internet and vote during the Special Meeting.Have the information that is printed in the box marked by the arrow available and followthe instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Timeon [TBD], 2024 for shares held directly and by 11:59 p.m. Eastern Time on [TBD], 2024 for sharesheld in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have providedor return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.Preliminary Proxy Card - Subject to Completion

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:[TBD] is available at www.proxyvote.com.V56419-TBDENSTAR GROUP LIMITEDSpecial Meeting of Shareholders[TBD], 2024This proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) [TBD] and [TBD], or either of them, as proxies, each with the power to appoint his or her substitute,and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary sharesof ENSTAR GROUP LIMITED that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at[TBD], [TBD], 2024, at [TBD], Atlantic Time online at www.virtualshareholdermeeting.com/ESGR2024SM, and any adjournmentor postponement thereof, with the same effect as if the undersigned were personally present at the Special Meeting, all asdescribed in the Proxy Statement dated [TBD] relating to the Special Meeting, and the undersigned hereby authorizes and instructsthe above named proxies to vote as specified herein and in the best judgment of the named proxies after consultation with theBoard of Directors or, if no recommendation is given, in their own discretion for other matters that may properly be presentedfor action at the Special Meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals includedherein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, thepersons named in the proxy will vote in their discretion on such matters.Continued and to be signed on reverse side.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYNOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and anyadjournment or postponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.5. Proposal 5 -- To approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicitadditional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to approve the MergerAgreement and the Mergers.! ! !Preliminary Proxy Card - Subject to CompletionV56412-TBDFor Against Abstain! ! !ENSTAR GROUP LIMITEDENSTAR GROUP LIMITED150 2ND AVENUE NST. PETERSBURG, FL 33701The Board of Directors recommends you vote FOR the following proposals.3. Proposal 3 -- To approve (a) the Agreement and Plan of Merger dated as of July 29, 2024 (the “Merger Agreement”), by and amongEnstar, Elk Bidco Limited (“Parent”), Elk Merger Sub Limited (“Parent Merger Sub”), Deer Ltd. (“New Company Holdco”) and DeerMerger Sub Ltd. (“Company Merger Sub”), pursuant to which (i) Company Merger Sub will merge with and into Enstar, with Enstarsurviving the merger (the “First Merger”), in accordance with the terms of the Merger Agreement and the terms of the First StatutoryMerger Agreement in the form substantially attached to the Merger Agreement, (ii) as soon as practicable following the consummationof the First Merger, New Company Holdco will merge with and into Enstar, with Enstar surviving such merger (the “Second Merger”),in accordance with the terms of the Merger Agreement and the terms of the Second Statutory Merger Agreement in the formsubstantially attached to the Merger Agreement, and (iii) as soon as practicable following the consummation of such merger, ParentMerger Sub will merge with and into Enstar, with Enstar surviving such merger (the “Third Merger” and together with the SecondMerger and the Third Merger, the “Mergers”), in accordance with the terms of the Merger Agreement and the terms of the ThirdStatutory Merger Agreement in the form substantially attached to the Merger Agreement, (b) the Statutory Merger Agreements and(c) the Mergers.VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on [TBD], 2024 for shares held directly and by 11:59 p.m.Eastern Time on [TBD], 2024 for shares held in a Plan. Have your proxy card in hand when youaccess the web site and follow the instructions to obtain your records and to create an electronicvoting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ESGR2024SMYou may attend the Special Meeting via the Internet and vote during the Special Meeting. Have theinformation that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Timeon [TBD], 2024 for shares held directly and by 11:59 p.m. Eastern Time on [TBD], 2024 for sharesheld in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have providedor return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The [TBD] is available at www.proxyvote.com.V56413-TBDContinued and to be signed on reverse side.ENSTAR GROUP LIMITEDSpecial Meeting of Shareholders[TBD]This proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) [TBD] and [TBD], or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, allSeries D Perpetual Non-Cumulative Preferred Shares or Series E Perpetual Non-Cumulative Preferred Shares ofENSTAR GROUP LIMITED that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at[TBD], [TBD], 2024, at [TBD], Atlantic Time online at www.virtualshareholdermeeting.com/ESGR2024SM, and any adjournment or postponement thereof, with the same effect as if the undersigned were personally present at the Special Meeting, all as described in the Proxy Statement dated [TBD] relating to the Special Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified herein and in the best judgment of the named proxies after consultation with the Board of Directors or, if no recommendation is given, in their own discretion for other matters that may properly be presented for action at the Special Meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters.